UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report

JPMorgan Access Funds

June 30, 2021

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Throughout the twelve month period, fixed income investments generally underperformed equity. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	21.43%
Bloomberg Barclays Global Aggregate Index — Hedged USD	0.08%
MSCI World Index (net of foreign withholding taxes)	39.04%
Access Balanced Composite Benchmark	21.01%

Net Assets as of 6/30/2021 (In Thousands)	$487,877

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, and underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the twelve months ended June 30, 2021.

The Fund’s underweight allocation to core fixed income and its overall allocation to equity drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD, an all-fixed-income index. The Fund’s overall allocation to fixed income markets drove its underperformance relative to the MSCI World Index, an all-equity index.

For the reporting period, the Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocations to emerging markets equity and alternative strategies and its underweight allocation to core fixed income were leading contributors to performance relative to the composite benchmark. The Fund’s allocation to extended credit was the leading detractor from performance relative to the composite benchmark, which does not include extended credit.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the

Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund managers implemented their tactical asset allocation decisions for the Fund through investment in J.P. Morgan Funds, including J.P. Morgan-sponsored exchange traded funds (ETFs), as well as third-party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and ETFs.

The portfolio management team believes the global economy will continue to recover in 2021, and maintains a constructive outlook for markets and economic activity. The team believes that while short-term risks exist, we are in the middle of a new economic cycle. Accommodative monetary and fiscal policy have helped stabilize global economies and markets, while the COVID-19 vaccine rollouts are helping equity markets trade at record highs.

The Fund ended 2020 with a neutral position in equities, relative to the composite benchmark, and moved to an overweight position in equities in 2021 as the economic outlook improved, which was a deliberate re-risking of the portfolio on the part of the portfolio management team. During the period, the U.S. remained the Fund’s largest regional allocation, as it was the region where the team had the most confidence in earnings resiliency. From a regional perspective, the Fund moved to an overweight position in European equities, which had lagged behind global equity markets during the period but, in the view of the portfolio management team, may experience improved performance as vaccinations and reopening trends accelerate in Europe.

While the Fund was underweight in the broader fixed income market, it was overweight in high yield bonds (also known as “junk bonds”). However, the team reduced the Fund’s allocation to high yield bonds toward the end of the period, in favor of equities.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	28.6%
2.	Vanguard Total International Bond ETF	14.6
3.	SPDR S&P 500 ETF Trust	11.1
4.	JPMorgan BetaBuilders Europe ETF	8.4
5.	JPMorgan Core Bond Fund Class R6 Shares	5.9
6.	JPMorgan BetaBuilders Japan ETF	2.9
7.	iShares Core MSCI Emerging Markets ETF	2.1
8.	JPMorgan High Yield Fund Class R6 Shares	2.0
9.	Lord Abbett Short Duration Income Fund Class F3 Shares	2.0
10.	iShares US Treasury Bond ETF	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	40.7%
Fixed Income	32.3
International Equity	21.5
Alternative Assets	4.3
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ETF	Exchange-Traded Fund

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		15.63%	8.07%	5.24%
Without Sales Charge		21.11	9.06	5.73
CLASS C SHARES	January 4, 2010
With CDSC**		19.50	8.52	5.31
Without CDSC		20.50	8.52	5.31
CLASS I SHARES	September 30, 2009	21.43	9.34	6.01

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.45%
MSCI World Index (net of foreign withholding taxes)	39.04%
Bloomberg Barclays Global Aggregate Index — Hedged USD	0.08%
Access Growth Composite Benchmark	29.11%

Net Assets as of 6/30/2021 (In Thousands)	$522,558

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and outperformed the Bloomberg Barclays Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, for the twelve months ended June 30, 2021.

The Fund’s overall allocation to fixed income markets, which underperformed equity markets during the period, drove its underperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s underweight allocation to core fixed income and its overweight allocation to emerging markets equity drove its outperformance relative to the Bloomberg Barclays Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the period, the Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s underweight allocation to core fixed income, its manager selections in developed markets in Europe and Asia, and manager selection in alternative strategies were leading contributors to performance relative to the composite benchmark. The Fund’s allocation to extended credit was the leading detractor from performance relative to the composite benchmark, which does not include extended credit.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the

Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund managers implemented their tactical asset allocation decisions for the Fund through investment in J.P. Morgan Funds, including J.P. Morgan-sponsored exchange traded funds (ETFs), as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and ETFs.

The portfolio management team believes the global economy will continue to recover in 2021, and maintains a constructive outlook for markets and economic activity. The team believes that, while short-term risks exist, we are in the middle of a new economic cycle. Accommodative monetary and fiscal policy have helped stabilize global economies and markets, while the COVID-19 vaccine rollouts are helping equity markets trade at record highs.

The Fund ended 2020 with a neutral position in equities, relative to the composite benchmark, and moved to an overweight position in equities in 2021 as the economic outlook improved, which was a deliberate re-risking of the portfolio on the part of the portfolio management team. During the period, the U.S. remained the Fund’s largest regional allocation, as it was the region where the team had the most confidence in earnings resiliency. From a regional perspective, the Fund moved to an overweight position in European equities, which had lagged behind global equity markets during the period but, in the view of the portfolio management team, may experience improved performance as vaccinations and re-opening trends accelerate in Europe.

While the Fund was underweight in the broader fixed income market, it was overweight in high yield bonds (also known as “junk bonds”). However, the team reduced the Fund’s allocation to high yield bonds toward the end of the period, in favor of equities.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	32.7%
2.	SPDR S&P 500 ETF Trust	20.2
3.	JPMorgan BetaBuilders Europe ETF	10.9
4.	JPMorgan Core Bond Fund Class R6 Shares	3.9
5.	JPMorgan BetaBuilders Japan ETF	3.6
6.	iShares MSCI EAFE ETF	3.4
7.	JPMorgan BetaBuilders Canada ETF	3.0
8.	Vanguard Total International Bond ETF	2.2
9.	iShares Core MSCI Emerging Markets ETF	2.0
10.	JPMorgan High Yield Fund Class R6 Shares	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	53.8%
International Equity	28.4
Fixed Income	12.7
Alternative Assets	3.9
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		23.34%	10.15%	6.44%
Without Sales Charge		29.16	11.18	6.93
CLASS C SHARES	January 4, 2010
With CDSC**		27.52	10.65	6.52
Without CDSC		28.52	10.65	6.52
CLASS I SHARES	September 30, 2009	29.45	11.48	7.21

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

taxes) (75%), Bloomberg Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 78.8%

Fixed Income — 20.6%

iShares 7-10 Year Treasury Bond ETF	42	4,885

iShares MBS ETF	89	9,611

iShares US Treasury Bond ETF	363	9,666

Vanguard Short-Term Bond ETF	58	4,798

Vanguard Total International Bond ETF	1,251	71,458

Total Fixed Income		100,418

International Equity — 18.4%

iShares Core MSCI Emerging Markets ETF	153	10,243

iShares MSCI EAFE ETF	90	7,102

JPMorgan BetaBuilders Canada ETF (a)	149	9,616

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	128	7,475

JPMorgan BetaBuilders Europe ETF (a)	703	41,157

JPMorgan BetaBuilders Japan ETF (a)	252	14,252

Total International Equity		89,845

U.S. Equity — 39.8%

iShares Core S&P 500 ETF	325	139,897

SPDR S&P 500 ETF Trust	126	53,978

Total U.S. Equity		193,875

Total Exchange-Traded Funds (Cost $285,362)		384,138

Investment Companies — 17.1%

Alternative Assets — 4.3%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	678	7,295

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	47	8,960

Neuberger Berman Long Short Fund Class Institutional Shares *	277	4,835

Total Alternative Assets		21,090

Fixed Income — 11.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,410	29,045

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	561	4,810

JPMorgan High Yield Fund Class R6 Shares (a)	1,335	9,786

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	361	4,014

Lord Abbett Short Duration Income Fund Class F3 Shares	2,313	9,737

Total Fixed Income		57,392

U.S. Equity — 1.0%

BlackRock Event Driven Equity Fund Class Institutional Shares *	468	4,795

Total Investment Companies (Cost $74,985)		83,277

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 3.1%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1		113

Meggitt plc (United Kingdom) *	8		54

Safran SA (France)	1		184

			351

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	—	(d)	71

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(d)	32

Denso Corp. (Japan)	1		34

Magna International, Inc. (Canada)	1		82

Stanley Electric Co. Ltd. (Japan)	1		29

Sumitomo Rubber Industries Ltd. (Japan)	1		15

			192

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1		23

Suzuki Motor Corp. (Japan)	2		64

Toyota Motor Corp. (Japan)	1		113

			200

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	2		39

Banco Bilbao Vizcaya Argentaria SA (Spain)	12		76

BNP Paribas SA (France)	2		115

Close Brothers Group plc (United Kingdom)	1		14

DBS Group Holdings Ltd. (Singapore)	5		108

DNB ASA (Norway)	7		149

Erste Group Bank AG (Austria)	1		31

HDFC Bank Ltd., ADR (India) *	1		43

ING Groep NV (Netherlands)	9		114

Intesa Sanpaolo SpA (Italy)	20		56

Lloyds Banking Group plc (United Kingdom)	65		42

Mitsubishi UFJ Financial Group, Inc. (Japan)	6		34

National Bank of Canada (Canada)	1		78

Standard Chartered plc (United Kingdom)	2		14

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		22

Svenska Handelsbanken AB, Class A (Sweden)	4		48

United Overseas Bank Ltd. (Singapore)	3		50

			1,033

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		79

Carlsberg A/S, Class B (Denmark)	1		152

Diageo plc (United Kingdom)	3		137

Kirin Holdings Co. Ltd. (Japan)	1		21

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Pernod Ricard SA (France)	—	(d)	54

			443

Biotechnology — 0.1%

BeiGene Ltd., ADR (China) *	—	(d)	90

Genmab A/S (Denmark) *	—	(d)	118

Grifols SA (Spain)	1		26

Grifols SA (Preference), Class B (Spain)	1		26

			260

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		28

Daikin Industries Ltd. (Japan)	—	(d)	19

			47

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom) *	1		23

Deutsche Boerse AG (Germany)	—	(d)	16

Euronext NV (Netherlands) (e)	1		77

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2		89

London Stock Exchange Group plc (United Kingdom)	2		170

Macquarie Group Ltd. (Australia)	—	(d)	40

Partners Group Holding AG (Switzerland)	—	(d)	30

XP, Inc., Class A (Brazil) *	—	(d)	10

			455

Chemicals — 0.1%

Air Liquide SA (France)	1		99

Akzo Nobel NV (Netherlands)	—	(d)	55

Asahi Kasei Corp. (Japan)	8		92

BASF SE (Germany)	1		47

Covestro AG (Germany)(e)	1		33

Givaudan SA (Registered) (Switzerland)	—	(d)	93

Johnson Matthey plc (United Kingdom)	1		57

Kansai Paint Co. Ltd. (Japan)	2		45

Shin-Etsu Chemical Co. Ltd. (Japan)	1		84

Tosoh Corp. (Japan)	—	(d)	7

Umicore SA (Belgium)	1		41

			653

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6		76

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	2		28

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	3		14

Element Fleet Management Corp. (Canada)	4		52

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Financial Services — continued

Mitsubishi HC Capital, Inc. (Japan)	4		19

			85

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (e)	200		28

Koninklijke KPN NV (Netherlands)	10		31

KT Corp. (South Korea)	1		22

Nippon Telegraph & Telephone Corp. (Japan)	7		174

Telecom Italia SpA (Italy)	35		19

			274

Electric Utilities — 0.1%

Enel SpA (Italy)	16		145

Iberdrola SA (Spain)	7		85

Orsted A/S (Denmark) (e)	—	(d)	26

			256

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	6		218

Legrand SA (France)	—	(d)	39

Mitsubishi Electric Corp. (Japan)	5		67

Nidec Corp. (Japan)	—	(d)	52

Prysmian SpA (Italy)	1		46

			422

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	3		183

Keyence Corp. (Japan)	—	(d)	197

Murata Manufacturing Co. Ltd. (Japan)	1		89

Omron Corp. (Japan)	—	(d)	32

			501

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4		37

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	4		35

Scentre Group (Australia)	10		21

			56

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2		72

Welcia Holdings Co. Ltd. (Japan)	1		16

			88

Food Products — 0.1%

Associated British Foods plc (United Kingdom)	1		24

Barry Callebaut AG (Registered) (Switzerland)	—	(d)	33

Danone SA (France)	—	(d)	21

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food Products — continued

Nestle SA (Registered) (Switzerland)	3		383

Wilmar International Ltd. (China)	13		43

			504

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	4		14

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(d)	19

Asahi Intecc Co. Ltd. (Japan)	—	(d)	7

Elekta AB, Class B (Sweden)	3		37

Hoya Corp. (Japan)	—	(d)	55

Koninklijke Philips NV (Netherlands)	3		137

Sartorius AG (Preference) (Germany)	—	(d)	42

Siemens Healthineers AG (Germany) (e)	1		58

Straumann Holding AG (Registered) (Switzerland)	—	(d)	86

Terumo Corp. (Japan)	1		28

			469

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		58

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom) *	2		48

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	3		37

Persimmon plc (United Kingdom)	1		44

Sony Group Corp. (Japan)	1		58

			139

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		102

Unicharm Corp. (Japan)	1		37

			139

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1		19

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(d)	36

Jardine Matheson Holdings Ltd. (Hong Kong)	1		45

Melrose Industries plc (United Kingdom)	24		53

Siemens AG (Registered) (Germany)	1		161

			295

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	18		223

Aon plc, Class A	—	(d)	36

Aviva plc (United Kingdom)	7		37

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — continued

AXA SA (France)	4		99

Direct Line Insurance Group plc (United Kingdom)	3		13

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(d)	96

PICC Property & Casualty Co. Ltd., Class H (China)	34		30

Ping An Insurance Group Co. of China Ltd., Class H (China)	3		24

Sampo OYJ, Class A (Finland)	1		68

Storebrand ASA (Norway)	5		49

Sun Life Financial, Inc. (Canada)	1		75

Tokio Marine Holdings, Inc. (Japan)	1		51

Zurich Insurance Group AG (Switzerland)	—	(d)	51

			852

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	3		63

NAVER Corp. (South Korea)	—	(d)	48

Tencent Holdings Ltd. (China)	2		144

Z Holdings Corp. (Japan)	5		27

			282

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	—	(d)	21

ASOS plc (United Kingdom) *	1		64

Coupang, Inc. (South Korea) *	—	(d)	8

MercadoLibre, Inc. (Argentina) *	—	(d)	85

Prosus NV, ADR (China)	1		12

THG plc (United Kingdom) *	1		9

Zalando SE (Germany) * (e)	1		66

			265

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain) *	—	(d)	22

NTT Data Corp. (Japan)	4		65

Obic Co. Ltd. (Japan)	—	(d)	56

			143

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		29

Machinery — 0.1%

Epiroc AB, Class A (Sweden)	1		28

KION Group AG (Germany)	1		62

Knorr-Bremse AG (Germany)	—	(d)	26

SMC Corp. (Japan)	—	(d)	117

THK Co. Ltd. (Japan)	1		21

			254

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	3		59

Nordic Entertainment Group AB, Class B (Sweden) *	—	(d)	19

Stroeer SE & Co. KGaA (Germany)	—	(d)	26

WPP plc (United Kingdom)	4		54

			158

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		46

BHP Group Ltd. (Australia)	1		26

BHP Group plc (Australia)	3		84

IGO Ltd. (Australia)	10		57

Rio Tinto Ltd. (Australia)	—	(d)	24

Rio Tinto plc (Australia)	—	(d)	33

South32 Ltd. (Australia)	12		26

Vale SA, ADR (Brazil)	1		34

			330

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	5		43

Next plc (United Kingdom) *	—	(d)	44

			87

Multi-Utilities — 0.0% (c)

Engie SA (France)	10		144

National Grid plc (United Kingdom)	4		50

			194

Oil, Gas & Consumable Fuels — 0.0% (c)

Equinor ASA (Norway)	3		66

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		29

TotalEnergies SE (France)	2		112

			207

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	2		41

Personal Products — 0.1%

L’Oreal SA (France)	1		224

Pola Orbis Holdings, Inc. (Japan)	—	(d)	11

Unilever plc (United Kingdom)	3		176

			411

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	6		103

AstraZeneca plc (United Kingdom)	2		205

AstraZeneca plc, ADR (United Kingdom)	1		82

Bayer AG (Registered) (Germany)	1		64

Daiichi Sankyo Co. Ltd. (Japan)	1		26

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

GlaxoSmithKline plc, ADR (United Kingdom)	1		50

Hutchmed China Ltd., ADR (Hong Kong) *	1		52

Ipsen SA (France)	—	(d)	27

Novartis AG (Registered) (Switzerland)	1		116

Novo Nordisk A/S, Class B (Denmark)	2		202

Otsuka Holdings Co. Ltd. (Japan)	1		42

Roche Holding AG (Switzerland)	—	(d)	170

Sanofi (France)	1		114

Shionogi & Co. Ltd. (Japan)	1		69

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1		18

			1,340

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		45

Recruit Holdings Co. Ltd. (Japan)	2		94

RELX plc (United Kingdom)	3		86

TechnoPro Holdings, Inc. (Japan)	2		35

Teleperformance (France)	—	(d)	40

			300

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3		60

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	—	(d)	40

Canadian National Railway Co. (Canada)	—	(d)	34

Central Japan Railway Co. (Japan)	—	(d)	30

TFI International, Inc. (Canada)	1		76

			180

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	1		366

Broadcom, Inc.	—	(d)	75

NXP Semiconductors NV (China)	—	(d)	78

Renesas Electronics Corp. (Japan) *	2		23

STMicroelectronics NV (Switzerland)	2		70

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		255

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8		172

Tokyo Electron Ltd. (Japan)	—	(d)	86

			1,125

Software — 0.0% (c)

Atlassian Corp. plc, Class A *	—	(d)	33

AVEVA Group plc (United Kingdom)	—	(d)	5

Dassault Systemes SE (France)	—	(d)	4

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Dye & Durham Ltd. (Canada)	1		23

Nice Ltd., ADR (Israel) *	—	(d)	9

SAP SE (Germany)	1		156

			230

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	2		78

Kingfisher plc (United Kingdom)	13		64

Nitori Holdings Co. Ltd. (Japan)	—	(d)	53

			195

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		121

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany)	—	(d)	43

China Hongxing Sports Ltd. (China) * ‡	743		—	(d)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(d)	32

Dr. Martens plc (United Kingdom) *	1		7

EssilorLuxottica SA (France)	1		193

Hermes International (France)	—	(d)	96

Kering SA (France)	—	(d)	223

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(d)	95

Moncler SpA (Italy)	1		53

Samsonite International SA * (e)	8		17

			759

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	1		34

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	3		110

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		65

Bunzl plc (United Kingdom)	1		26

Mitsubishi Corp. (Japan)	2		55

Sumitomo Corp. (Japan)	3		35

			181

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	2		26

SoftBank Group Corp. (Japan)	1		87

Vodafone Group plc, ADR (United Kingdom)	3		47

			160

Total Common Stocks (Cost $8,860)			15,261

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $—)	1	—	(d)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (f) (Cost $5,967)	5,964	5,967

Total Investments — 100.2% (Cost $375,174)		488,643
Liabilities in Excess of Other Assets — (0.2)% (g)		(766)

NET ASSETS — 100.0%		$487,877

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
United States	93.9%
Ireland	1.8
Others (each less than 1.0%)	3.1
Short-Term Investments	1.2

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

(d)	Amount rounds to less than one thousand.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	The rate shown is the current yield as of June 30, 2021.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 82.7%

Fixed Income — 5.1%

iShares 20+ Year Treasury Bond ETF	38	5,413

iShares MBS ETF	43	4,611

iShares US Treasury Bond ETF	189	5,035

Vanguard Total International Bond ETF	199	11,369

Total Fixed Income		26,428

International Equity — 24.8%

iShares Core MSCI Emerging Markets ETF	157	10,511

iShares MSCI EAFE ETF	222	17,523

JPMorgan BetaBuilders Canada ETF (a)	244	15,773

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	167	9,734

JPMorgan BetaBuilders Europe ETF (a)	972	56,904

JPMorgan BetaBuilders Japan ETF (a)	333	18,797

Total International Equity		129,242

U.S. Equity — 52.8%

iShares Core S&P 500 ETF	397	170,635

SPDR S&P 500 ETF Trust	247	105,731

Total U.S. Equity		276,366

Total Exchange-Traded Funds (Cost $283,584)		432,036

Investment Companies — 12.5%

Alternative Assets — 3.9%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	657	7,068

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	46	8,607

Neuberger Berman Long Short Fund Class Institutional Shares *	266	4,642

Total Alternative Assets		20,317

Fixed Income — 7.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,684	20,294

JPMorgan High Yield Fund Class R6 Shares (a)	1,430	10,482

Lord Abbett Short Duration Income Fund Class F3 Shares	2,237	9,420

Total Fixed Income		40,196

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares *	444	4,551

Total Investment Companies (Cost $57,962)		65,064

Common Stocks — 3.7%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1	143

INVESTMENTS	SHARES (000)		VALUE ($000)

Aerospace & Defense — continued

Meggitt plc (United Kingdom) *	11		70

Safran SA (France)	2		233

			446

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	—	(d)	90

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	—	(d)	42

Denso Corp. (Japan)	1		48

Magna International, Inc. (Canada)	1		104

Stanley Electric Co. Ltd. (Japan)	1		38

Sumitomo Rubber Industries Ltd. (Japan)	2		21

			253

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	1		26

Suzuki Motor Corp. (Japan)	2		81

Toyota Motor Corp. (Japan)	2		139

			246

Banks — 0.4%

Australia & New Zealand Banking Group Ltd. (Australia)	2		51

Banco Bilbao Vizcaya Argentaria SA (Spain)	16		97

BNP Paribas SA (France)	2		156

Close Brothers Group plc (United Kingdom)	1		18

DBS Group Holdings Ltd. (Singapore)	6		137

DNB ASA (Norway)	8		163

Erste Group Bank AG (Austria)	1		38

HDFC Bank Ltd., ADR (India) *	1		55

ING Groep NV (Netherlands)	11		146

Intesa Sanpaolo SpA (Italy)	26		72

Lloyds Banking Group plc (United Kingdom)	84		54

Mitsubishi UFJ Financial Group, Inc. (Japan)	8		44

National Bank of Canada (Canada)	1		98

Standard Chartered plc (United Kingdom)	3		21

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		32

Svenska Handelsbanken AB, Class A (Sweden)	5		61

United Overseas Bank Ltd. (Singapore)	3		65

			1,308

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1		99

Carlsberg A/S, Class B (Denmark)	1		192

Diageo plc (United Kingdom)	4		175

Kirin Holdings Co. Ltd. (Japan)	1		27

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Pernod Ricard SA (France)	—	(d)	69

			562

Biotechnology — 0.1%

BeiGene Ltd., ADR (China) *	—	(d)	114

Genmab A/S (Denmark) *	—	(d)	150

Grifols SA (Spain)	1		33

Grifols SA (Preference), Class B (Spain)	2		32

			329

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1		36

Daikin Industries Ltd. (Japan)	—	(d)	19

			55

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom) *	2		29

Deutsche Boerse AG (Germany)	—	(d)	20

Euronext NV (Netherlands) (e)	1		97

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2		113

London Stock Exchange Group plc (United Kingdom)	2		216

Macquarie Group Ltd. (Australia)	—	(d)	49

Partners Group Holding AG (Switzerland)	—	(d)	39

XP, Inc., Class A (Brazil) *	—	(d)	13

			576

Chemicals — 0.2%

Air Liquide SA (France)	1		127

Akzo Nobel NV (Netherlands)	1		71

Asahi Kasei Corp. (Japan)	11		118

BASF SE (Germany)	1		61

Covestro AG (Germany) (e)	1		43

Givaudan SA (Registered) (Switzerland)	—	(d)	116

Johnson Matthey plc (United Kingdom)	2		74

Kansai Paint Co. Ltd. (Japan)	2		59

Shin-Etsu Chemical Co. Ltd. (Japan)	1		107

Tosoh Corp. (Japan)	1		10

Umicore SA (Belgium)	1		53

			839

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	8		98

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	3		34

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	4		18

Element Fleet Management Corp. (Canada)	6		65

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Financial Services — continued

Mitsubishi HC Capital, Inc. (Japan)	4		24

			107

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (e)	254		35

Koninklijke KPN NV (Netherlands)	12		39

KT Corp. (South Korea)	1		27

Nippon Telegraph & Telephone Corp. (Japan)	9		222

Telecom Italia SpA (Italy)	48		26

			349

Electric Utilities — 0.1%

Enel SpA (Italy)	20		182

Iberdrola SA (Spain)	9		108

Orsted A/S (Denmark) (e)	—	(d)	33

			323

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	8		275

Legrand SA (France)	—	(d)	51

Mitsubishi Electric Corp. (Japan)	6		85

Nidec Corp. (Japan)	1		71

Prysmian SpA (Italy)	2		60

			542

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	4		235

Keyence Corp. (Japan)	—	(d)	226

Murata Manufacturing Co. Ltd. (Japan)	1		112

Omron Corp. (Japan)	—	(d)	32

			605

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	5		48

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	5		45

Scentre Group (Australia)	13		27

			72

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2		91

Welcia Holdings Co. Ltd. (Japan)	1		23

			114

Food Products — 0.1%

Associated British Foods plc (United Kingdom)	1		31

Barry Callebaut AG (Registered) (Switzerland)	—	(d)	42

Danone SA (France)	—	(d)	26

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food Products — continued

Nestle SA (Registered) (Switzerland)	4		490

Wilmar International Ltd. (China)	17		56

			645

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	6		20

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(d)	26

Asahi Intecc Co. Ltd. (Japan)	—	(d)	10

Elekta AB, Class B (Sweden)	3		46

Hoya Corp. (Japan)	—	(d)	57

Koninklijke Philips NV (Netherlands)	4		176

Sartorius AG (Preference) (Germany)	—	(d)	53

Siemens Healthineers AG (Germany) (e)	1		74

Straumann Holding AG (Registered) (Switzerland)	—	(d)	110

Terumo Corp. (Japan)	1		36

			588

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1		75

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom) *	3		61

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4		47

Persimmon plc (United Kingdom)	1		57

Sony Group Corp. (Japan)	1		78

			182

Household Products — 0.0% (c)

Reckitt Benckiser Group plc (United Kingdom)	1		129

Unicharm Corp. (Japan)	1		46

			175

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	2		24

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	1		47

Jardine Matheson Holdings Ltd. (Hong Kong)	1		58

Melrose Industries plc (United Kingdom)	31		68

Siemens AG (Registered) (Germany)	1		207

			380

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	23		285

Aon plc, Class A	—	(d)	45

Aviva plc (United Kingdom)	9		48

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — continued

AXA SA (France)	5		126

Direct Line Insurance Group plc (United Kingdom)	4		17

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(d)	124

PICC Property & Casualty Co. Ltd., Class H (China)	44		38

Ping An Insurance Group Co. of China Ltd., Class H (China)	4		34

Sampo OYJ, Class A (Finland)	2		86

Storebrand ASA (Norway)	7		63

Sun Life Financial, Inc. (Canada)	2		96

Tokio Marine Holdings, Inc. (Japan)	2		69

Zurich Insurance Group AG (Switzerland)	—	(d)	66

			1,097

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4		79

NAVER Corp. (South Korea)	—	(d)	63

Tencent Holdings Ltd. (China)	2		184

Z Holdings Corp. (Japan)	7		35

			361

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	—	(d)	27

ASOS plc (United Kingdom) *	1		82

Coupang, Inc. (South Korea) *	—	(d)	10

MercadoLibre, Inc. (Argentina) *	—	(d)	107

Prosus NV, ADR (China)	1		16

THG plc (United Kingdom) *	1		12

Zalando SE (Germany) * (e)	1		85

			339

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain) *	—	(d)	28

NTT Data Corp. (Japan)	5		84

Obic Co. Ltd. (Japan)	—	(d)	84

			196

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	1		36

Machinery — 0.1%

Epiroc AB, Class A (Sweden)	2		35

KION Group AG (Germany)	1		80

Knorr-Bremse AG (Germany)	—	(d)	34

SMC Corp. (Japan)	—	(d)	170

THK Co. Ltd. (Japan)	1		27

			346

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	4		75

Nordic Entertainment Group AB, Class B (Sweden) *	1		24

Stroeer SE & Co. KGaA (Germany)	—	(d)	33

WPP plc (United Kingdom)	5		69

			201

Metals & Mining — 0.1%

Antofagasta plc (Chile)	3		60

BHP Group Ltd. (Australia)	1		32

BHP Group plc (Australia)	4		107

IGO Ltd. (Australia)	13		75

Rio Tinto Ltd. (Australia)	—	(d)	29

Rio Tinto plc (Australia)	1		42

South32 Ltd. (Australia)	14		31

Vale SA, ADR (Brazil)	2		43

			419

Multiline Retail — 0.0% (c)

B&M European Value Retail SA (United Kingdom)	7		52

Next plc (United Kingdom) *	1		57

			109

Multi-Utilities — 0.0% (c)

Engie SA (France)	13		184

National Grid plc (United Kingdom)	5		64

			248

Oil, Gas & Consumable Fuels — 0.1%

Equinor ASA (Norway)	4		84

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		37

TotalEnergies SE (France)	3		142

			263

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	3		53

Personal Products — 0.1%

L’Oreal SA (France)	1		286

Pola Orbis Holdings, Inc. (Japan)	1		16

Unilever plc (United Kingdom)	4		226

			528

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	8		132

AstraZeneca plc (United Kingdom)	2		259

AstraZeneca plc, ADR (United Kingdom)	2		107

Bayer AG (Registered) (Germany)	1		83

Daiichi Sankyo Co. Ltd. (Japan)	2		32

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

GlaxoSmithKline plc, ADR (United Kingdom)	2		66

Hutchmed China Ltd., ADR (Hong Kong) *	2		66

Ipsen SA (France)	—	(d)	33

Novartis AG (Registered) (Switzerland)	2		150

Novo Nordisk A/S, Class B (Denmark)	3		254

Otsuka Holdings Co. Ltd. (Japan)	1		54

Roche Holding AG (Switzerland)	1		217

Sanofi (France)	1		148

Shionogi & Co. Ltd. (Japan)	2		88

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1		23

			1,712

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		57

Recruit Holdings Co. Ltd. (Japan)	2		117

RELX plc (United Kingdom)	4		108

TechnoPro Holdings, Inc. (Japan)	2		43

Teleperformance (France)	—	(d)	52

			377

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3		79

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	—	(d)	51

Canadian National Railway Co. (Canada)	—	(d)	43

Central Japan Railway Co. (Japan)	—	(d)	46

TFI International, Inc. (Canada)	1		95

			235

Semiconductors & Semiconductor Equipment — 0.4%

ASML Holding NV (Netherlands)	1		464

Broadcom, Inc.	—	(d)	98

NXP Semiconductors NV (China)	—	(d)	100

Renesas Electronics Corp. (Japan) *	3		28

STMicroelectronics NV (Switzerland)	2		88

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3		322

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	10		215

Tokyo Electron Ltd. (Japan)	—	(d)	173

			1,488

Software — 0.1%

Atlassian Corp. plc, Class A *	—	(d)	42

AVEVA Group plc (United Kingdom)	—	(d)	10

Dassault Systemes SE (France)	—	(d)	4

Dye & Durham Ltd. (Canada)	1		27

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Nice Ltd., ADR (Israel)*	—	(d)	12

SAP SE (Germany)	1		199

			294

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	3		99

Kingfisher plc (United Kingdom)	16		82

Nitori Holdings Co. Ltd. (Japan)	—	(d)	53

			234

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2		157

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany)	—	(d)	54

China Hongxing Sports Ltd. (China) * ‡	755		–	(d)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(d)	39

Dr. Martens plc (United Kingdom) *	1		9

EssilorLuxottica SA (France)	1		246

Hermes International (France)	—	(d)	123

Kering SA (France)	—	(d)	283

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(d)	120

Moncler SpA (Italy)	1		68

Samsonite International SA * (e)	11		21

			963

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	1		40

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	4		139

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1		85

Bunzl plc (United Kingdom)	1		31

Mitsubishi Corp. (Japan)	3		68

Sumitomo Corp. (Japan)	3		44

			228

Wireless Telecommunication Services — 0.0% (c)

America Movil SAB de CV, Class L, ADR (Mexico)	2		32

SoftBank Group Corp. (Japan)	1		103

Vodafone Group plc, ADR (United Kingdom)	4		61

			196

Total Common Stocks (Cost $11,367)			19,484

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (c)

Textiles, Apparel & Luxury Goods — 0.0% (c)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $— )	1	—	(d)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (f) (Cost $6,054)	6,052	6,055

Total Investments — 100.1% (Cost $358,967)		522,639
Liabilities in Excess of Other Assets — (0.1)% (g)		(81)

NET ASSETS — 100.0%		$522,558

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

United States	93.5%

Ireland	1.7

Others (each less than 1.0%)	3.6

Short-Term Investments	1.2

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	The rate shown is the current yield as of June 30, 2021.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$362,521		$384,600
Investments in affiliates, at value	126,122		138,039
Cash	107		116
Foreign currency, at value	86		121
Receivables:
Investment securities sold	—	(a)	—	(a)
Fund shares sold	15		501
Dividends from non-affiliates	193		365
Dividends from affiliates	—	(a)	—	(a)
Tax reclaims	83		130

Total Assets	489,127		523,872

LIABILITIES:
Payables:
Distributions	—	(a)	1
Investment securities purchased	1		6
Fund shares redeemed	1,013		1,049
Accrued liabilities:
Investment advisory fees	34		48
Administration fees	—	(a)	—	(a)
Distribution fees	—	(a)	—	(a)
Service fees	100		106
Custodian and accounting fees	23		24
Deferred foreign capital gains tax	2		2
Other	77		78

Total Liabilities	1,250		1,314

Net Assets	$487,877		$522,558

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$347,680	$341,739
Total distributable earnings (loss)	140,197	180,819

Total Net Assets	$487,877	$522,558

Net Assets:
Class A	$2,037	$1,426
Class C	260	81
Class I	485,580	521,051

Total	$487,877	$522,558

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	110	67
Class C	14	4
Class I	26,270	24,704

Net Asset Value (a):
Class A — Redemption price per share	$18.46	$21.06
Class C — Offering price per share (b)	18.38	20.73
Class I — Offering and redemption price per share	18.48	21.09
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/ (100% — maximum sales charge)]	$19.33	$22.05

Cost of investments in non-affiliates	$262,849	$238,090
Cost of investments in affiliates	112,325	120,877
Cost of foreign currency	85	119

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$5,080	$5,647
Dividend income from affiliates	3,642	3,313
Foreign taxes withheld (net)	(54)	(44)

Total investment income	8,668	8,916

EXPENSES:
Investment advisory fees	1,470	1,448
Administration fees	367	362
Distribution fees:
Class A	4	3
Class C	6	2
Service fees:
Class A	4	3
Class C	2	1
Class I	1,218	1,203
Custodian and accounting fees	110	113
Interest expense to affiliates	1	1
Professional fees	113	117
Trustees’ and Chief Compliance Officer’s fees	42	41
Printing and mailing costs	8	10
Registration and filing fees	60	68
Transfer agency fees (See Note 2.F.)	5	8
Other	13	12

Total expenses	3,423	3,392

Less fees waived	(1,284)	(1,182)

Net expenses	2,139	2,210

Net investment income (loss)	6,529	6,706

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	33,259 (a)	25,380	(a)
Investments in affiliates	5,850	3,270
Foreign currency transactions	15	21

Net realized gain (loss)	39,124	28,671

Distributions of capital gains received from investment company non-affiliates	364	254
Distributions of capital gains received from investment company affiliates	711	292
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	39,522 (b)	71,017	(b)
Investments in affiliates	8,617	16,715
Foreign currency translations	(2)	—	(c)

Change in net unrealized appreciation/depreciation	48,137	87,732

Net realized/unrealized gains (losses)	88,336	116,949

Change in net assets resulting from operations	$94,865	$123,655

(a)	Net of foreign capital gains tax of less than one thousand.
(b)	Net of change in foreign capital gains tax of $(2).
(c)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,529	$8,919	$6,706	$7,491
Net realized gain (loss)	39,124	18,580	28,671	16,218
Distributions of capital gains received from investment company non-affiliates	364	315	254	296
Distributions of capital gains received from investment company affiliates	711	823	292	1,426
Change in net unrealized appreciation/depreciation	48,137	(11,408)	87,732	(15,743)

Change in net assets resulting from operations	94,865	17,229	123,655	9,688

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(95)	(31)	(79)	(22)
Class C	(53)	(75)	(10)	(33)
Class I	(31,984)	(6,748)	(30,537)	(8,721)
Class L (a)	—	(12,982)	—	(13,273)

Total distributions to shareholders	(32,132)	(19,836)	(30,626)	(22,049)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,861)	(57,091)	(15,144)	(42,492)

NET ASSETS:
Change in net assets	15,872	(59,698)	77,885	(54,853)
Beginning of period	472,005	531,703	444,673	499,526

End of period	$487,877	$472,005	$522,558	$444,673

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,063	$690	$258	$545
Distributions reinvested	95	31	79	22
Cost of shares redeemed	(361)	(494)	(162)	(166)

Change in net assets resulting from Class A capital transactions	$797	$227	$175	$401

Class C
Distributions reinvested	$53	$75	$10	$33
Cost of shares redeemed	(1,277)	(1,142)	(286)	(554)

Change in net assets resulting from Class C capital transactions	$(1,224)	$(1,067)	$(276)	$(521)

Class I
Proceeds from shares issued	$23,944	$19,129	$37,282	$22,512
Distributions reinvested	31,962	6,746	30,525	8,717
Cost of shares redeemed	(102,340)	(47,109)	(82,850)	(56,899)
Conversion from Class L Shares	—	305,706	—	253,878

Change in net assets resulting from Class I capital transactions	$(46,434)	$284,472	$(15,043)	$228,208

Class L (a)
Proceeds from shares issued	$—	$10,411	$—	$17,112
Distributions reinvested	—	12,962	—	13,267
Cost of shares redeemed	—	(58,390)	—	(47,081)
Conversion to Class I Shares	—	(305,706)	—	(253,878)

Change in net assets resulting from Class L capital transactions	$—	$(340,723)	$—	$(270,580)

Total change in net assets resulting from capital transactions	$(46,861)	$(57,091)	$(15,144)	$(42,492)

SHARE TRANSACTIONS:
Class A
Issued	61	43	12	34
Reinvested	5	2	4	1
Redeemed	(20)	(32)	(8)	(9)

Change in Class A Shares	46	13	8	26

Class C
Reinvested	3	4	1	2
Redeemed	(74)	(73)	(15)	(35)

Change in Class C Shares	(71)	(69)	(14)	(33)

Class I
Issued	1,378	1,149	1,927	1,239
Reinvested	1,848	410	1,592	486
Redeemed	(5,842)	(2,933)	(4,312)	(3,301)
Conversion from Class L Shares	—	21,230	—	17,085

Change in Class I Shares	(2,616)	19,856	(793)	15,509

Class L (a)
Issued	—	627	—	955
Reinvested	—	783	—	734
Redeemed	—	(3,543)	—	(2,677)
Conversion to Class I Shares	—	(21,244)	—	(17,085)

Change in Class L Shares	—	(23,377)	—	(18,073)

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Shares. Additionally, on April 3, 2020, the Class L Shares were no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2021	$16.24	$0.19	$3.15	$3.34	$(0.23)	$(0.89)	$(1.12)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2021	16.16	0.09	3.15	3.24	(0.13)	(0.89)	(1.02)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)

Class I
Year Ended June 30, 2021	16.26	0.23	3.15	3.38	(0.27)	(0.89)	(1.16)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate

$18.46	21.11%	$2,037	0.69%	1.09%	0.95%	22%
16.24	3.30	1,037	0.82	1.50	1.13	22
16.30	5.57	827	1.03	1.43	1.41	29
16.43	5.77	586	1.07	1.09	1.44	26
16.52	10.37	998	1.02	1.09	1.46	33

18.38	20.50	260	1.19	0.55	1.44	22
16.16	2.81	1,370	1.35	0.93	1.66	22
16.20	5.02	2,488	1.53	0.90	1.90	29
16.33	5.25	3,428	1.54	0.67	1.91	26
16.44	9.89	3,710	1.51	0.70	1.95	33

18.48	21.37	485,580	0.43	1.33	0.70	22
16.26	3.54	469,598	0.54	1.68	0.81	22
16.32	5.87	147,357	0.78	1.71	1.15	29
16.44	6.03	160,835	0.79	1.42	1.16	26
16.54	10.73	175,172	0.74	1.44	1.18	33

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2021	$17.37	$0.22	$4.70	$4.92	$(0.26)	$(0.97)	$(1.23)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)

Class C
Year Ended June 30, 2021	17.10	0.10	4.65	4.75	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)

Class I
Year Ended June 30, 2021	17.39	0.27	4.71	4.98	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Does not include expenses of Underlying Funds.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate

$21.06	29.10%	$1,426	0.71%	1.15%	0.95%	19%
17.37	2.17	1,017	0.85	1.47	1.22	21
17.74	5.30	583	1.06	1.25	1.42	24
17.92	7.55	748	1.13	1.03	1.48	27
17.83	13.64	631	1.08	0.58	1.49	34

20.73	28.52	81	1.21	0.54	1.45	19
17.10	1.71	312	1.39	0.61	1.68	21
17.43	4.73	898	1.55	0.80	1.91	24
17.65	7.09	1,044	1.57	0.41	1.92	27
17.59	13.14	1,251	1.57	0.13	1.97	34

21.09	29.45	521,051	0.46	1.39	0.70	19
17.39	2.44	443,344	0.58	1.56	0.84	21
17.75	5.53	177,270	0.80	1.56	1.16	24
17.94	7.93	198,850	0.81	1.21	1.16	27
17.84	14.01	218,861	0.79	1.13	1.20	34

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I(1)	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I(1)	Diversified

(1)	On April 3, 2020, Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, Class L Shares are no longer offered.

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$351	$—	$351
Air Freight & Logistics	—	71	—	71
Auto Components	82	110	—	192
Automobiles	—	200	—	200
Banks	135	898	—	1,033
Beverages	—	443	—	443
Biotechnology	90	170	—	260
Building Products	—	47	—	47
Capital Markets	33	422	—	455
Chemicals	—	653	—	653
Communications Equipment	—	76	—	76
Containers & Packaging	—	28	—	28
Diversified Financial Services	52	33	—	85
Diversified Telecommunication Services	—	274	—	274
Electric Utilities	—	256	—	256
Electrical Equipment	—	422	—	422
Electronic Equipment, Instruments & Components	—	501	—	501
Energy Equipment & Services	—	37	—	37
Equity Real Estate Investment Trusts (REITs)	—	56	—	56
Food & Staples Retailing	—	88	—	88
Food Products	—	504	—	504
Gas Utilities	—	14	—	14
Health Care Equipment & Supplies	—	469	—	469
Health Care Providers & Services	—	58	—	58
Hotels, Restaurants & Leisure	—	48	—	48

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Access Balanced Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Household Durables	$—		$139	$—		$139
Household Products	—		139	—		139
Independent Power and Renewable Electricity Producers	—		19	—		19
Industrial Conglomerates	—		295	—		295
Insurance	111		741	—		852
Interactive Media & Services	—		282	—		282
Internet & Direct Marketing Retail	135		130	—		265
IT Services	—		143	—		143
Life Sciences Tools & Services	—		29	—		29
Machinery	—		254	—		254
Media	—		158	—		158
Metals & Mining	34		296	—		330
Multiline Retail	—		87	—		87
Multi-Utilities	—		194	—		194
Oil, Gas & Consumable Fuels	29		178	—		207
Paper & Forest Products	—		41	—		41
Personal Products	—		411	—		411
Pharmaceuticals	202		1,138	—		1,340
Professional Services	—		300	—		300
Real Estate Management & Development	—		60	—		60
Road & Rail	150		30	—		180
Semiconductors & Semiconductor Equipment	408		717	—		1,125
Software	65		165	—		230
Specialty Retail	—		195	—		195
Technology Hardware, Storage & Peripherals	—		121	—		121
Textiles, Apparel & Luxury Goods	7		752	—	(a)	759
Thrifts & Mortgage Finance	—		34	—		34
Tobacco	—		110	—		110
Trading Companies & Distributors	—		181	—		181
Wireless Telecommunication Services	73		87	—		160

Total Common Stocks	1,606		13,655	—	(a)	15,261

Exchange-Traded Funds	384,138		—	—		384,138
Investment Companies	74,317		—	—		74,317
Warrants	—	(a)	—	—		—	(a)
Short-Term Investments
Investment Companies	5,967		—	—		5,967

Total Investments in Securities	$466,028		$13,655	$—	(a)	$479,683

(a)	Amount rounds to less than one thousand.

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$446	$—	$446
Air Freight & Logistics	—	90	—	90
Auto Components	104	149	—	253
Automobiles	—	246	—	246
Banks	171	1,137	—	1,308
Beverages	—	562	—	562
Biotechnology	114	215	—	329

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

Access Growth Fund (continued)
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Building Products	$—		$55	$—		$55
Capital Markets	42		534	—		576
Chemicals	—		839	—		839
Communications Equipment	—		98	—		98
Containers & Packaging	—		34	—		34
Diversified Financial Services	65		42	—		107
Diversified Telecommunication Services	—		349	—		349
Electric Utilities	—		323	—		323
Electrical Equipment	—		542	—		542
Electronic Equipment, Instruments & Components	—		605	—		605
Energy Equipment & Services	—		48	—		48
Equity Real Estate Investment Trusts (REITs)	—		72	—		72
Food & Staples Retailing	—		114	—		114
Food Products	—		645	—		645
Gas Utilities	—		20	—		20
Health Care Equipment & Supplies	—		588	—		588
Health Care Providers & Services	—		75	—		75
Hotels, Restaurants & Leisure	—		61	—		61
Household Durables	—		182	—		182
Household Products	—		175	—		175
Independent Power and Renewable Electricity Producers	—		24	—		24
Industrial Conglomerates	—		380	—		380
Insurance	141		956	—		1,097
Interactive Media & Services	—		361	—		361
Internet & Direct Marketing Retail	172		167	—		339
IT Services	—		196	—		196
Life Sciences Tools & Services	—		36	—		36
Machinery	—		346	—		346
Media	—		201	—		201
Metals & Mining	43		376	—		419
Multiline Retail	—		109	—		109
Multi-Utilities	—		248	—		248
Oil, Gas & Consumable Fuels	37		226	—		263
Paper & Forest Products	—		53	—		53
Personal Products	—		528	—		528
Pharmaceuticals	262		1,450	—		1,712
Professional Services	—		377	—		377
Real Estate Management & Development	—		79	—		79
Road & Rail	189		46	—		235
Semiconductors & Semiconductor Equipment	520		968	—		1,488
Software	81		213	—		294
Specialty Retail	—		234	—		234
Technology Hardware, Storage & Peripherals	—		157	—		157
Textiles, Apparel & Luxury Goods	9		954	—	(a)	963
Thrifts & Mortgage Finance	—		40	—		40
Tobacco	—		139	—		139
Trading Companies & Distributors	—		228	—		228
Wireless Telecommunication Services	93		103	—		196

Total Common Stocks	2,043		17,441	—	(a)	19,484

Exchange-Traded Funds	432,036		—	—		432,036
Investment Companies	56,457		—	—		56,457
Warrants	—	(a)	—	—		—	(a)

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Short-Term Investments
Investment Companies	$6,055	$—	$—		$6,055

Total Investments in Securities	$496,591	$17,441	$—	(a)	$514,032

(a)	Amount rounds to less than one thousand.

As of June 30, 2021, certain investment companies with a fair value of $8,960 and $8,607 have not been categorized in the fair value hierarchy as these investment companies were measured using the NAV per share as a practical expedient for Access Balanced Fund and Access Growth Fund, respectively.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Access Balanced Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$9,372	$—	$3,399	$602		$3,041	$9,616	149	$230	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	1,445	5,915	499	7		607	7,475	128	142	—
JPMorgan BetaBuilders Europe ETF (a)	21,662	19,320	6,209	(492)		6,876	41,157	703	762	—
JPMorgan BetaBuilders Japan ETF (a)	7,613	6,218	1,299	—	(b)	1,720	14,252	252	113	—
JPMorgan Core Bond Fund Class R6 Shares (a)	61,609	4,000	35,900	2,190		(2,854)	29,045	2,410	868	481
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,888	—	—	—		(78)	4,810	561	129	80
JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,906	300	10,294	805		(717)	—	—	123	146
JPMorgan High Yield Fund Class R6 Shares (a)	28,030	—	21,000	2,647		109	9,786	1,335	1,210	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (c)	5,514	89,850	89,394	2		(5)	5,967	5,964	7	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,507	1,500	2,000	89		(82)	4,014	361	58	4

Total	$154,546	$127,103	$169,994	$5,850		$8,617	$126,122		$3,642	$711

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

Access Growth Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$13,826	$—	$3,302	$345	$4,904	$15,773	244	$330	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	1,801	7,119	—	—	814	9,734	167	180	—
JPMorgan BetaBuilders Europe ETF (a)	29,812	20,920	3,505	(290)	9,967	56,904	972	1,087	—
JPMorgan BetaBuilders Japan ETF (a)	8,626	8,217	—	—	1,954	18,797	333	140	—
JPMorgan Core Bond Fund Class R6 Shares (a)	22,061	7,900	9,400	837	(1,104)	20,294	1,684	379	224
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	4,700	4,690	(10)	—	—	—	19	68
JPMorgan High Yield Fund Class R6 Shares (a)	25,423	—	17,500	2,204	355	10,482	1,430	1,147	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	5,368	90,387	89,697	1	(4)	6,055	6,052	7	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,329	—	4,341	183	(171)	—	—	24	—

Total	$111,246	$139,243	$132,435	$3,270	$16,715	$138,039		$3,313	$292

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$5	$5
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	8	8

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(72)	$498	$(426)
Access Growth Fund	(72)	344	(272)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ consolidated financial statements of applying ASU 2020-04.

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital International, Inc. (formerly, Capital Guardian Trust Company) (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

At June 30, 2021, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	96.8%	96.2%
CII	1.6	1.9
T.Rowe Price	1.6	1.9

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS did not retain any front-end sales charges or CDSC.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.68%	1.18%	0.43	%(1)
Access Growth Fund	0.70	1.20	0.45	(1)

(1)	Effective April 4, 2020, the contractual expense percentages were extended and are in place until at least April 3, 2022.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least October 31, 2021. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$871	$367	$36	$1,274
Access Growth Fund	772	362	38	1,172

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Access Balanced Fund	$10
Access Growth Fund	10

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2021, the Access Balanced Fund and the Access Growth Fund each incurred less than one thousand dollars in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$107,294	$179,846
Access Growth Fund	91,047	130,369

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$399,403	$89,869	$569	$89,300
Access Growth Fund	380,081	143,047	431	142,616

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Funds’ investments in their Subsidiaries of $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in passive foreign investment companies (“PFICs”) and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$7,615	$24,517	$32,132
Access Growth Fund	7,586	23,040	30,626

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$9,568	$10,268	$19,836
Access Growth Fund	8,130	13,919	22,049

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$2,499	$28,553	$109,187
Access Growth Fund	1,654	19,488	159,719

The cumulative timing differences primarily consist of investments in PFICs and wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.6%
Access Growth Fund	1	96.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related consolidated statements of operations for the year ended June 30, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the five years in the period ended June 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021 and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,073.00	$3.50	0.68%
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class C
Actual	1,000.00	1,070.20	6.16	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class I
Actual	1,000.00	1,074.10	2.21	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	1,105.00	3.71	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71
Class C
Actual	1,000.00	1,102.70	6.31	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class I
Actual	1,000.00	1,106.20	2.35	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	51

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the process used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2021

TAX LETTER

(Unaudited)

(Dollar Values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$24,517
JPMorgan Access Growth Fund	23,040

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Access Balanced Fund	$2,705
JPMorgan Access Growth Fund	3,406

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2021, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2021 will be disclosed in the semiannual report for the period ended December 31, 2021.

JUNE 30, 2021	JPMORGAN ACCESS FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-ACCESS-621

Annual Report

J.P. Morgan Funds

June 30, 2021

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	30.39%
MSCI World Index (net of foreign withholding taxes)	39.04%
Diversified Composite Benchmark**	22.10%

Net Assets as of 6/30/2021 (In Thousands)	$978,956

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on non-U.S. equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI World Index (net of foreign withholding taxes) and outperformed the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index for the twelve months ended June 30, 2021.

Relative to the MSCI World Index, an equity-only index, the Fund’s multi-asset strategic allocation to fixed income assets detracted from performance.

Relative to the Composite Benchmark, the Fund’s allocations and security selections both contributed to performance. The Fund’s allocation to risk assets, both equity and credit, contributed to performance.

Within equity, the Fund’s tactical allocations to emerging markets, U.S. small caps and real estate investment trusts contributed to performance. The Fund’s allocations to value stocks, both in U.S. and elsewhere, also contributed to performance. During the second quarter of 2020, the Fund’s tactical allocation to U.S. small cap stocks detracted slightly from performance amid a pullback from historically high valuations and the Fund’s tactical allocation to emerging markets also detracted slightly amid investor concerns about a resurgence in the pandemic in select countries. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

Within fixed income, the Fund’s bias toward corporate credit over U.S. Treasury bonds also contributed to performance. Within corporate credit, the fund benefited from tactical allocations to both high yield bonds (also known as “junk bonds”) and

2	J.P. MORGAN FUNDS	JUNE 30, 2021

so-called crossover bonds, which are a blend of low investment grade and high non-investment grade credit. During the second quarter of 2021, the Fund’s shorter overall duration detracted from performance amid investor uncertainty about the direction of interest rates. Generally, bonds with shorter duration will experience a smaller increase or decrease in price as interest rates fall or rise, respectively, versus bonds with longer duration.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

At the end of June 2021, the Fund was overweight in both equity and corporate credit. Within equity, the Fund’s portfolio managers preferred allocations to value and cyclically oriented regions as some of the world’s largest economies began to re-open. Within fixed income, the portfolio managers preferred credit but moderated the Fund’s high yield allocation to marginally overweight in favor of crossover credit. The Fund had moderately shorter duration.

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Core Bond Fund Class R6 Shares	9.5%
2.	JPMorgan Europe Dynamic Fund Class R6 Shares	3.8
3.	FNMA/FHLMC UMBS, Single Family, 30 Year, TBA, 2.50%, 9/25/2051	3.0
4.	U.S. Treasury Notes, 1.38%, 10/15/2022	2.6
5.	JPMorgan Large Cap Value Fund Class R6 Shares	1.9
6.	JPMorgan BetaBuilders Japan ETF	1.9
7.	U.S. Treasury Notes, 0.25%, 8/31/2025	1.7
8.	Microsoft Corp.	1.6
9.	U.S. Treasury Notes, 0.50%, 10/31/2027	1.3
10.	Amazon.com, Inc.	1.3

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	49.9%
Investment Companies	15.2
Corporate Bonds	9.9
U.S. Treasury Obligations	8.3
Mortgage-Backed Securities	3.7
Exchange-Traded Funds	1.9
Asset-Backed Securities	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	9.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		24.10%	10.14%	8.28%
Without Sales Charge		29.94	11.16	8.78
CLASS C SHARES	March 24, 2003
With CDSC**		28.34	10.61	8.34
Without CDSC		29.34	10.61	8.34
CLASS I SHARES	September 10, 2001	30.29	11.44	9.06
CLASS L SHARES	September 10, 1993	30.39	11.61	9.26
CLASS R6 SHARES	November 1, 2017	30.48	11.67	9.30

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 52.7%

Aerospace & Defense — 0.7%

Airbus SE (France) *	12		1,595

Boeing Co. (The) *	1		217

General Dynamics Corp.	4		696

Howmet Aerospace, Inc. *	1		22

Huntington Ingalls Industries, Inc.	—	(a)	14

L3Harris Technologies, Inc.	—	(a)	73

Lockheed Martin Corp.	—	(a)	154

Northrop Grumman Corp.	4		1,470

Raytheon Technologies Corp.	15		1,256

Safran SA (France)	12		1,620

Teledyne Technologies, Inc. *	—	(a)	32

Textron, Inc.	—	(a)	25

TransDigm Group, Inc. *	—	(a)	58

			7,232

Air Freight & Logistics — 0.2%

CH Robinson Worldwide, Inc.	—	(a)	21

Deutsche Post AG (Registered) (Germany)	9		593

Expeditors International of Washington, Inc.	—	(a)	36

FedEx Corp.	5		1,463

Hyundai Glovis Co. Ltd. (South Korea)	—	(a)	35

United Parcel Service, Inc., Class B	1		248

			2,396

Airlines — 0.2%

Alaska Air Group, Inc. *	3		178

American Airlines Group, Inc. *	1		22

Delta Air Lines, Inc. *	10		429

Ryanair Holdings plc, ADR (Ireland) *	7		807

Southwest Airlines Co. *	12		611

United Airlines Holdings, Inc. *	1		28

			2,075

Auto Components — 0.0% (b)

Aptiv plc *	—	(a)	70

BorgWarner, Inc.	—	(a)	19

Fuyao Glass Industry Group Co. Ltd., Class H (China) (c)	6		42

Hankook Tire & Technology Co. Ltd. (South Korea)	1		37

Huayu Automotive Systems Co. Ltd., Class A (China)	6		25

Hyundai Mobis Co. Ltd. (South Korea)	—	(a)	49

Mando Corp. (South Korea) *	—	(a)	28

Minth Group Ltd. (China)	10		47

			317

INVESTMENTS	SHARES (000)		VALUE ($000)

Automobiles — 0.8%

Eicher Motors Ltd. (India) *	1		28

Ford Motor Co. *	6		96

General Motors Co. *	2		124

Guangzhou Automobile Group Co. Ltd., Class H (China)	72		65

Hyundai Motor Co. (South Korea)	—	(a)	48

Kia Corp. (South Korea)	1		64

Maruti Suzuki India Ltd. (India)	1		105

NIO, Inc., ADR (China) *	2		106

Tesla, Inc. *	5		3,682

Thor Industries, Inc.	2		268

Toyota Motor Corp. (Japan)	12		1,084

Volkswagen AG (Preference) (Germany)	9		2,258

XPeng, Inc., ADR (China) *	2		68

			7,996

Banks — 4.2%

Absa Group Ltd. (South Africa) *	7		65

Al Rajhi Bank (Saudi Arabia)	5		141

Alinma Bank (Saudi Arabia)	10		57

Axis Bank Ltd. (India) *	6		62

Bank Central Asia Tbk. PT (Indonesia)	578		1,201

Bank of America Corp.	103		4,253

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	357		97

Capitec Bank Holdings Ltd. (South Africa)	1		87

China Construction Bank Corp., Class H (China)	350		275

China Merchants Bank Co. Ltd., Class H (China)	22		183

CIMB Group Holdings Bhd. (Malaysia)	24		27

Citigroup, Inc.	16		1,138

Citizens Financial Group, Inc.	25		1,151

Comerica, Inc.	—	(a)	16

Commerce Bancshares, Inc.	3		202

Credicorp Ltd. (Peru) *	3		352

CTBC Financial Holding Co. Ltd. (Taiwan)	58		47

Cullen/Frost Bankers, Inc.	2		220

Erste Group Bank AG (Austria)	12		442

Fifth Third Bancorp	1		45

First Horizon Corp.	22		388

First Republic Bank	3		539

Grupo Financiero Banorte SAB de CV, Class O (Mexico)	16		101

Hana Financial Group, Inc. (South Korea)	1		60

HDFC Bank Ltd., ADR (India) *	42		3,059

Huntington Bancshares, Inc.	2		35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Banks — continued

ICICI Bank Ltd. (India)	3		25

Industrial & Commercial Bank of China Ltd., Class H (China)	277		162

Itau Unibanco Holding SA, ADR (Brazil)	21		124

Itausa SA (Preference) (Brazil)	38		85

Kasikornbank PCL (Thailand)	16		60

KB Financial Group, Inc. (South Korea)	2		117

KBC Group NV (Belgium)	20		1,542

KeyCorp	2		33

Kotak Mahindra Bank Ltd. (India) *	4		94

M&T Bank Corp.	9		1,290

Mega Financial Holding Co. Ltd. (Taiwan)	41		48

National Bank of Kuwait SAKP (Kuwait)	12		34

Nordea Bank Abp (Finland)	104		1,160

OTP Bank Nyrt. (Hungary) *	1		68

People’s United Financial, Inc.	1		12

Ping An Bank Co. Ltd., Class A (China)	22		76

PNC Financial Services Group, Inc. (The)	8		1,555

Postal Savings Bank of China Co. Ltd., Class H (China) * (c)	118		79

Public Bank Bhd. (Malaysia)	63		62

Qatar National Bank QPSC (Qatar)	12		60

Regions Financial Corp.	2		32

Saudi National Bank (The) (Saudi Arabia)	9		134

Sberbank of Russia PJSC, ADR (Russia)	9		145

Sberbank of Russia PJSC, ADR (Russia)	3		45

ServisFirst Bancshares, Inc.	4		293

Shinhan Financial Group Co. Ltd. (South Korea)	3		93

Siam Commercial Bank PCL (The) (Thailand)	17		53

Signature Bank	3		702

Societe Generale SA (France)	43		1,263

SVB Financial Group *	1		645

Svenska Handelsbanken AB, Class A (Sweden)	111		1,250

Toronto-Dominion Bank (The) (Canada)	25		1,739

Truist Financial Corp.	68		3,749

UniCredit SpA (Italy)	107		1,262

US Bancorp	38		2,177

Wells Fargo & Co.	124		5,615

Western Alliance Bancorp	4		400

Zions Bancorp NA	—	(a)	14

			40,540

Beverages — 1.3%

Brown-Forman Corp., Class B	—	(a)	23

Carlsberg A/S, Class B (Denmark)	7		1,314

INVESTMENTS	SHARES (000)		VALUE ($000)

Beverages — continued

Cia Cervecerias Unidas SA, ADR (Chile)	1		14

Coca-Cola Co. (The)	82		4,419

Constellation Brands, Inc., Class A	7		1,553

Diageo plc (United Kingdom)	67		3,226

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	1		74

Heineken NV (Netherlands)	8		980

Keurig Dr Pepper, Inc.	13		467

Kweichow Moutai Co. Ltd., Class A (China)	—	(a)	95

Molson Coors Beverage Co., Class B *	—	(a)	16

Monster Beverage Corp. *	1		56

PepsiCo, Inc.	2		361

United Spirits Ltd. (India) *	7		63

			12,661

Biotechnology — 1.3%

AbbVie, Inc.	48		5,411

Agios Pharmaceuticals, Inc. *	3		187

Alexion Pharmaceuticals, Inc. *	—	(a)	66

Alnylam Pharmaceuticals, Inc.*	2		273

Amgen, Inc.	4		975

Amoy Diagnostics Co. Ltd., Class A (China)	1		21

BeiGene Ltd., ADR (China) *	—	(a)	92

Biogen, Inc. *	4		1,233

Exact Sciences Corp. *	3		378

Exelixis, Inc. *	13		231

Gilead Sciences, Inc.	2		142

Horizon Therapeutics plc *	4		391

Incyte Corp. *	—	(a)	21

Innovent Biologics, Inc. (China) * (c)	9		99

Regeneron Pharmaceuticals, Inc. *	4		2,471

Vertex Pharmaceuticals, Inc. *	4		720

Zai Lab Ltd., ADR (China) *	—	(a)	84

			12,795

Building Products — 0.5%

Allegion plc	—	(a)	21

AO Smith Corp.	—	(a)	16

Carrier Global Corp.	1		65

China Lesso Group Holdings Ltd. (China)	20		49

Fortune Brands Home & Security, Inc.	12		1,195

Johnson Controls International plc	1		81

Lennox International, Inc.	1		382

Masco Corp.	—	(a)	25

Trane Technologies plc	16		2,955

			4,789

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Capital Markets — 1.9%

Ameriprise Financial, Inc.	3		793

Bank of New York Mellon Corp. (The)	1		68

BlackRock, Inc.	1		715

Blackstone Group, Inc. (The), Class A	8		739

Brookfield Asset Management Reinsurance Partners Ltd., Class A (Canada) *	—	(a)	2

Brookfield Asset Management, Inc., Class A (Canada)	6		326

Cboe Global Markets, Inc.	—	(a)	21

Charles Schwab Corp. (The)	24		1,775

CME Group, Inc.	1		126

FactSet Research Systems, Inc.	1		374

Focus Financial Partners, Inc., Class A *	6		279

Franklin Resources, Inc.	—	(a)	14

Goldman Sachs Group, Inc. (The)	1		216

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	27		1,595

Huatai Securities Co. Ltd., Class H (China) * (c)	16		23

Intercontinental Exchange, Inc.	1		110

Invesco Ltd.	12		318

KIWOOM Securities Co. Ltd. (South Korea)	—	(a)	28

Lazard Ltd., Class A	7		313

London Stock Exchange Group plc (United Kingdom)	8		922

LPL Financial Holdings, Inc.	3		427

MarketAxess Holdings, Inc.	—	(a)	29

Moelis & Co., Class A	5		272

Moody’s Corp.	—	(a)	96

Morgan Stanley	34		3,092

Morningstar, Inc.	1		358

Moscow Exchange MICEX-RTS PJSC (Russia)	15		36

MSCI, Inc.	—	(a)	71

Nasdaq, Inc.	—	(a)	34

Northern Trust Corp.	7		762

Raymond James Financial, Inc.	—	(a)	26

S&P Global, Inc.	4		1,570

State Street Corp.	24		1,959

StepStone Group, Inc., Class A	6		219

T. Rowe Price Group, Inc.	4		710

			18,418

Chemicals — 0.8%

Air Products and Chemicals, Inc.	—	(a)	105

Akzo Nobel NV (Netherlands)	5		570

Albemarle Corp.	—	(a)	32

INVESTMENTS	SHARES (000)		VALUE ($000)

Chemicals — continued

Axalta Coating Systems Ltd. *	9		277

Celanese Corp.	—	(a)	28

CF Industries Holdings, Inc.	—	(a)	11

Corteva, Inc.	1		54

Dow, Inc.	1		78

DuPont de Nemours, Inc.	1		68

Eastman Chemical Co.	20		2,344

Ecolab, Inc.	—	(a)	85

FMC Corp.	—	(a)	23

International Flavors & Fragrances, Inc.	—	(a)	62

LG Chem Ltd. (South Korea)	2		1,308

Linde plc (United Kingdom)	1		248

Linde plc (United Kingdom)	5		1,435

Lotte Chemical Corp. (South Korea)	—	(a)	44

LyondellBasell Industries NV, Class A	—	(a)	44

Mosaic Co. (The)	1		18

Petronas Chemicals Group Bhd. (Malaysia)	24		47

PPG Industries, Inc.	5		868

Saudi Basic Industries Corp. (Saudi Arabia)	2		80

Sherwin-Williams Co. (The)	—	(a)	109

Skshu Paint Co. Ltd., Class A (China)	2		57

Wanhua Chemical Group Co. Ltd., Class A (China)	3		57

			8,052

Commercial Services & Supplies — 0.2%

Cintas Corp.	—	(a)	56

Copart, Inc. *	4		524

Country Garden Services Holdings Co. Ltd. (China)	10		108

Driven Brands Holdings, Inc. *	7		227

IAA, Inc. *	6		305

MSA Safety, Inc.	2		332

Republic Services, Inc.	—	(a)	38

Ritchie Bros Auctioneers, Inc. (Canada)	—	(a)	5

Rollins, Inc.	—	(a)	13

Stericycle, Inc. *	3		248

Waste Connections, Inc.	4		492

Waste Management, Inc.	1		90

			2,438

Communications Equipment — 0.2%

Accton Technology Corp. (Taiwan)	8		95

Arista Networks, Inc. *	—	(a)	33

Cisco Systems, Inc.	16		851

CommScope Holding Co., Inc. *	37		791

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Communications Equipment — continued

F5 Networks, Inc. *	—	(a)	18

Juniper Networks, Inc.	—	(a)	7

Motorola Solutions, Inc.	—	(a)	61

Zhongji Innolight Co. Ltd., Class A (China)	4		24

			1,880

Construction & Engineering — 0.4%

China Conch Venture Holdings Ltd. (China)	10		40

Larsen & Toubro Ltd. (India)	3		68

Quanta Services, Inc.	5		497

Vinci SA (France)	29		3,126

WillScot Mobile Mini Holdings Corp. *	14		388

			4,119

Construction Materials — 0.3%

ACC Ltd. (India)	1		26

Ambuja Cements Ltd. (India)	12		54

Anhui Conch Cement Co. Ltd., Class H (China)	6		29

Holcim Ltd. (Switzerland) *	24		1,451

Martin Marietta Materials, Inc.	2		857

Siam Cement PCL (The) (Registered) (Thailand)	4		60

UltraTech Cement Ltd. (India)	1		71

Vulcan Materials Co.	—	(a)	38

			2,586

Consumer Finance — 0.4%

American Express Co.	7		1,139

Capital One Financial Corp.	14		2,212

Discover Financial Services	3		336

Shriram Transport Finance Co. Ltd. (India)	3		50

Synchrony Financial	1		43

			3,780

Containers & Packaging — 0.3%

Amcor plc	3		29

AptarGroup, Inc.	3		440

Avery Dennison Corp.	—	(a)	29

Ball Corp.	3		239

Crown Holdings, Inc.	6		597

Graphic Packaging Holding Co.	19		340

International Paper Co.	1		39

Packaging Corp. of America	6		747

Pactiv Evergreen, Inc.	10		152

Sealed Air Corp.	—	(a)	15

Westrock Co.	13		672

Yunnan Energy New Material Co. Ltd. (China)	3		90

			3,389

INVESTMENTS	SHARES (000)		VALUE ($000)

Distributors — 0.1%

Genuine Parts Co.	—	(a)	29

LKQ Corp. *	9		448

Pool Corp.	1		569

			1,046

Diversified Consumer Services — 0.1%

Bright Horizons Family Solutions, Inc. *	4		652

New Oriental Education & Technology Group, Inc., ADR (China) *	8		67

			719

Diversified Financial Services — 0.3%

Berkshire Hathaway, Inc., Class B *	11		3,115

Chailease Holding Co. Ltd. (Taiwan) *	13		92

FirstRand Ltd. (South Africa)	26		98

Yuanta Financial Holding Co. Ltd. (Taiwan) *	98		95

			3,400

Diversified Telecommunication Services — 0.4%

AT&T, Inc.	12		339

Cellnex Telecom SA (Spain) (c)	18		1,145

Hellenic Telecommunications Organization SA (Greece)	2		41

Lumen Technologies, Inc.	2		22

Saudi Telecom Co. (Saudi Arabia)	2		60

Telkom Indonesia Persero Tbk. PT (Indonesia)	391		85

Verizon Communications, Inc.	35		1,936

			3,628

Electric Utilities — 1.2%

Alliant Energy Corp.	—	(a)	23

American Electric Power Co., Inc.	8		700

Duke Energy Corp.	1		125

Edison International	7		404

Endesa SA (Spain)	13		315

Entergy Corp.	4		400

Evergy, Inc.	—	(a)	23

Eversource Energy	1		45

Exelon Corp.	2		71

FirstEnergy Corp.	1		33

Iberdrola SA (Spain)	159		1,933

NextEra Energy, Inc.	50		3,687

NRG Energy, Inc.	—	(a)	16

Orsted A/S (Denmark) (c)	8		1,140

PG&E Corp. *	32		330

Pinnacle West Capital Corp.	—	(a)	15

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Power Grid Corp. of India Ltd. (India)	20		63

PPL Corp.	1		35

Southern Co. (The)	2		106

Tenaga Nasional Bhd. (Malaysia)	14		32

Xcel Energy, Inc.	39		2,587

			12,083

Electrical Equipment — 0.8%

AMETEK, Inc.	4		475

Contemporary Amperex Technology Co. Ltd., Class A (China) *	1		115

Eaton Corp. plc	23		3,478

Emerson Electric Co.	1		95

Generac Holdings, Inc. *	3		1,407

Rockwell Automation, Inc.	—	(a)	55

Schneider Electric SE	16		2,576

Shanghai Liangxin Electrical Co. Ltd., Class A (China)	5		17

Zhejiang Chint Electrics Co. Ltd., Class A (China)	6		29

			8,247

Electronic Equipment, Instruments & Components — 0.5%

Amphenol Corp., Class A	1		67

Arrow Electronics, Inc. *	2		257

AU Optronics Corp. (Taiwan)	85		69

BOE Technology Group Co. Ltd., Class A (China)	65		62

CDW Corp.	—	(a)	40

Cognex Corp.	4		297

Corning, Inc.	1		52

Delta Electronics, Inc. (Taiwan)	9		98

Hon Hai Precision Industry Co. Ltd. (Taiwan)	23		92

IPG Photonics Corp. *	—	(a)	11

Keyence Corp. (Japan)	3		1,310

Keysight Technologies, Inc. *	4		597

Samsung SDI Co. Ltd. (South Korea)	—	(a)	50

Sunny Optical Technology Group Co. Ltd. (China)	5		145

SYNNEX Corp.	4		448

Taiwan Union Technology Corp. (Taiwan)	9		38

TE Connectivity Ltd.	1		74

Tianma Microelectronics Co. Ltd., Class A (China) *	19		42

Trimble, Inc. *	—	(a)	34

Yageo Corp. (Taiwan) *	4		81

Zebra Technologies Corp., Class A *	1		631

			4,495

INVESTMENTS	SHARES (000)		VALUE ($000)

Energy Equipment & Services — 0.0% (b)

Baker Hughes Co.	1		27

China Oilfield Services Ltd., Class H (China)	22		20

Halliburton Co.	1		34

NOV, Inc. *	1		10

Schlumberger NV	2		74

			165

Entertainment — 0.7%

Activision Blizzard, Inc.	1		122

Bilibili, Inc., ADR (China) *	9		1,141

Electronic Arts, Inc.	—	(a)	68

iQIYI, Inc., ADR (China) *	1		14

Live Nation Entertainment, Inc. *	—	(a)	21

NCSoft Corp. (South Korea)	—	(a)	78

NetEase, Inc. (China)	6		142

NetEase, Inc., ADR (China)	—	(a)	54

Netflix, Inc. *	3		1,440

Roku, Inc. *	2		798

Sea Ltd., ADR (Taiwan) *	5		1,509

Take-Two Interactive Software, Inc. *	—	(a)	33

Walt Disney Co. (The) *	7		1,258

			6,678

Equity Real Estate Investment Trusts (REITs) — 1.4%

Alexandria Real Estate Equities, Inc.	—	(a)	41

American Campus Communities, Inc.	4		178

American Homes 4 Rent, Class A	16		614

American Tower Corp.	1		203

AvalonBay Communities, Inc.	—	(a)	48

Boston Properties, Inc.	—	(a)	26

Brixmor Property Group, Inc.	29		663

Crown Castle International Corp.	1		139

CubeSmart	7		332

Digital Realty Trust, Inc.	—	(a)	70

Duke Realty Corp.	1		29

EastGroup Properties, Inc.	5		835

Equinix, Inc.	—	(a)	120

Equity Residential	1		44

Essex Property Trust, Inc.	—	(a)	32

Extra Space Storage, Inc.	—	(a)	36

Federal Realty Investment Trust	4		414

Healthpeak Properties, Inc.	1		30

Host Hotels & Resorts, Inc. *	1		19

Iron Mountain, Inc.	—	(a)	20

Kimco Realty Corp.	35		732

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Lamar Advertising Co., Class A	1		152

Mid-America Apartment Communities, Inc.	7		1,246

National Retail Properties, Inc.	7		325

Outfront Media, Inc. *	13		313

Prologis, Inc.	26		3,159

Public Storage	3		1,038

Rayonier, Inc.	20		714

Realty Income Corp.	1		41

Regency Centers Corp.	—	(a)	4

SBA Communications Corp.	—	(a)	57

Simon Property Group, Inc.	1		71

Sun Communities, Inc.	4		665

UDR, Inc.	—	(a)	24

Ventas, Inc.	1		35

Vornado Realty Trust	—	(a)	11

Welltower, Inc.	4		343

Weyerhaeuser Co.	27		942

			13,765

Food & Staples Retailing — 0.4%

Atacadao SA (Brazil)	8		33

BGF retail Co. Ltd. (South Korea)	—	(a)	19

Bid Corp. Ltd. (South Africa) *	3		67

BIM Birlesik Magazalar A/S (Turkey)	5		37

BinDawood Holding Co. (Saudi Arabia)	1		24

BJ’s Wholesale Club Holdings, Inc. *	8		384

Casey’s General Stores, Inc.	1		259

Cencosud SA (Chile)	9		18

Clicks Group Ltd. (South Africa)	2		42

Costco Wholesale Corp.	1		289

Dino Polska SA (Poland) * (c)	1		45

Endeavour Group Ltd. (Australia) *	4		20

Kroger Co. (The)	1		48

Laobaixing Pharmacy Chain JSC, Class A (China)	4		35

Moran Foods Backstop Equity * ‡	3		15

Performance Food Group Co. *	8		403

Pick n Pay Stores Ltd. (South Africa)	6		23

Raia Drogasil SA (Brazil) *	11		53

Sendas Distribuidora SA (Brazil)	2		34

SPAR Group Ltd. (The) (South Africa)	4		48

Sysco Corp.	7		566

Walgreens Boots Alliance, Inc.	1		62

Wal-Mart de Mexico SAB de CV (Mexico)	293		957

Walmart, Inc.	2		320

X5 Retail Group NV, GDR (Russia) (c)	1		51

			3,852

INVESTMENTS	SHARES (000)		VALUE ($000)

Food Products — 0.5%

Almarai Co. JSC (Saudi Arabia)	2		39

Archer-Daniels-Midland Co.	1		56

Britannia Industries Ltd. (India)	1		73

Campbell Soup Co.	—	(a)	15

Chacha Food Co. Ltd., Class A (China)	4		26

Conagra Brands, Inc.	1		29

General Mills, Inc.	1		61

Hershey Co. (The)	—	(a)	42

Hormel Foods Corp.	—	(a)	22

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	8		47

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A (China) *	6		17

JM Smucker Co. (The)	—	(a)	23

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (China)	7		47

Kellogg Co.	—	(a)	27

Kraft Heinz Co. (The)	14		567

Lamb Weston Holdings, Inc.	4		358

McCormick & Co., Inc. (Non-Voting)	—	(a)	36

Mondelez International, Inc., Class A	2		144

Nestle SA (Registered) (Switzerland)	20		2,544

Oatly Group AB, ADR *	9		209

Post Holdings, Inc. *	7		811

Savola Group (The) (Saudi Arabia)	2		23

Tongwei Co. Ltd., Class A (China)	5		32

Tyson Foods, Inc., Class A	—	(a)	36

Uni-President Enterprises Corp. (Taiwan)	29		76

			5,360

Gas Utilities — 0.0% (b)

Atmos Energy Corp.	3		326

China Gas Holdings Ltd. (China)	24		72

ENN Energy Holdings Ltd. (China)	1		21

Kunlun Energy Co. Ltd. (China)	40		37

			456

Health Care Equipment & Supplies — 1.1%

Abbott Laboratories	3		339

ABIOMED, Inc. *	—	(a)	22

Align Technology, Inc. *	—	(a)	70

Autobio Diagnostics Co. Ltd., Class A (China)	3		37

Baxter International, Inc.	1		67

Becton Dickinson and Co.	—	(a)	117

Boston Scientific Corp. *	69		2,969

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Cooper Cos., Inc. (The)	1		432

Danaher Corp.	1		281

Dentsply Sirona, Inc.	—	(a)	14

Dexcom, Inc. *	2		742

Edwards Lifesciences Corp. *	1		106

Hologic, Inc. *	—	(a)	28

ICU Medical, Inc. *	1		226

IDEXX Laboratories, Inc. *	—	(a)	88

Insulet Corp. *	1		222

Intuitive Surgical, Inc. *	2		1,481

Medtronic plc	8		965

Ortho Clinical Diagnostics Holdings plc *	9		201

Qingdao Haier Biomedical Co. Ltd., Class A (China)	2		38

Qingdao Haier Biomedical Co. Ltd., Class A (China)	—	(a)	2

ResMed, Inc.	—	(a)	58

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	1		59

STERIS plc	2		371

Stryker Corp.	1		140

Teleflex, Inc.	—	(a)	31

Top Glove Corp. Bhd. (Malaysia)	9		9

West Pharmaceutical Services, Inc.	1		463

Zimmer Biomet Holdings, Inc.	8		1,346

			10,924

Health Care Providers & Services — 1.1%

AmerisourceBergen Corp.	6		706

Anthem, Inc.	—	(a)	154

Apollo Hospitals Enterprise Ltd. (India)	2		77

Cardinal Health, Inc.	—	(a)	28

Centene Corp. *	1		70

Chemed Corp.	1		280

Cigna Corp.	11		2,598

CVS Health Corp.	11		929

DaVita, Inc. *	—	(a)	11

Encompass Health Corp.	5		376

HCA Healthcare, Inc.	3		527

Henry Schein, Inc. *	—	(a)	17

Humana, Inc.	—	(a)	95

Laboratory Corp. of America Holdings *	—	(a)	45

McKesson Corp.	2		470

Molina Healthcare, Inc. *	2		500

NMC Health plc (United Arab Emirates) * ‡	1		—

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Providers & Services — continued

Quest Diagnostics, Inc.	—	(a)	28

UnitedHealth Group, Inc.	9		3,650

Universal Health Services, Inc., Class B	—	(a)	18

			10,579

Health Care Technology — 0.0% (b)

Cerner Corp.	1		39

Certara, Inc. *	6		165

			204

Hotels, Restaurants & Leisure — 1.2%

Airbnb, Inc., Class A *	1		156

Booking Holdings, Inc. *	1		2,314

Caesars Entertainment, Inc. *	—	(a)	35

Carnival Corp.*	1		34

China CYTS Tours Holding Co. Ltd., Class A (China) *	11		18

Chipotle Mexican Grill, Inc. *	—	(a)	71

Darden Restaurants, Inc.	—	(a)	31

Domino’s Pizza, Inc.	—	(a)	29

DraftKings, Inc., Class A *	8		424

ESC Co. * ‡	2		—

Expedia Group, Inc. *	—	(a)	38

Hilton Worldwide Holdings, Inc. *	—	(a)	55

Huazhu Group Ltd. (China) *	10		54

InterContinental Hotels Group plc (United Kingdom) *	12		775

Las Vegas Sands Corp. *	19		985

Marriott International, Inc., Class A *	9		1,181

McDonald’s Corp.	8		1,869

MGM Resorts International	1		29

Minor International PCL (Thailand) *	33		31

Norwegian Cruise Line Holdings Ltd. *	—	(a)	15

OPAP SA (Greece)	3		43

Penn National Gaming, Inc. *	—	(a)	18

Planet Fitness, Inc., Class A *	3		251

Royal Caribbean Cruises Ltd. *	5		396

Starbucks Corp.	2		217

Vail Resorts, Inc. *	1		266

Wendy’s Co. (The)	11		248

Wynn Resorts Ltd. *	—	(a)	21

Yum China Holdings, Inc. (China)	2		135

Yum! Brands, Inc.	20		2,249

			11,988

Household Durables — 0.6%

DR Horton, Inc.	1		49

Garmin Ltd.	4		522

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Household Durables — continued

Haier Smart Home Co. Ltd., Class H (China) *	19		67

Hangzhou Robam Appliances Co. Ltd., Class A (China)	5		39

Joyoung Co. Ltd., Class A (China)	10		49

JS Global Lifestyle Co. Ltd. (c)	8		23

Leggett & Platt, Inc.	—	(a)	11

Lennar Corp., Class A	—	(a)	45

Mohawk Industries, Inc. *	4		701

Newell Brands, Inc.	23		645

Nien Made Enterprise Co. Ltd. (Taiwan)	3		44

NVR, Inc. *	—	(a)	30

Persimmon plc (United Kingdom)	30		1,223

PulteGroup, Inc.	—	(a)	24

Sony Group Corp. (Japan)	16		1,562

Taylor Wimpey plc (United Kingdom)	337		742

Whirlpool Corp.	—	(a)	23

			5,799

Household Products — 0.4%

Church & Dwight Co., Inc.	—	(a)	34

Clorox Co. (The)	—	(a)	37

Colgate-Palmolive Co.	1		113

Energizer Holdings, Inc.	11		486

Hindustan Unilever Ltd. (India)	4		144

Kimberly-Clark Corp.	1		74

Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	22		40

Procter & Gamble Co. (The)	10		1,379

Reckitt Benckiser Group plc (United Kingdom)	16		1,445

Reynolds Consumer Products, Inc.	9		262

			4,014

Independent Power and Renewable Electricity Producers — 0.0% (b)

AES Corp. (The)	1		28

NTPC Ltd. (India)	30		47

			75

Industrial Conglomerates — 0.2%

3M Co.	1		190

Ayala Corp. (Philippines)	2		25

Bidvest Group Ltd. (The) (South Africa)	3		44

Carlisle Cos., Inc.	3		564

General Electric Co.	14		195

Honeywell International, Inc.	5		1,101

Roper Technologies, Inc.	—	(a)	82

SK, Inc. (South Korea)	—	(a)	35

			2,236

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — 2.0%

Aflac, Inc.	1		56

AIA Group Ltd. (Hong Kong)	165		2,052

AIA Group Ltd. (Hong Kong)	42		521

Alleghany Corp. *	1		500

Allianz SE (Registered) (Germany)	13		3,171

Allstate Corp. (The)	—	(a)	65

American International Group, Inc.	8		401

Aon plc, Class A	—	(a)	89

Arthur J Gallagher & Co.	—	(a)	47

Assurant, Inc.	—	(a)	15

China Life Insurance Co. Ltd., Class H (China)	52		103

China Pacific Insurance Group Co. Ltd., Class H (China)	19		60

Chubb Ltd.	5		763

Cincinnati Financial Corp.	—	(a)	28

CNA Financial Corp.	5		241

Everest Re Group Ltd.	—	(a)	17

Fairfax Financial Holdings Ltd. (Canada)	1		558

Fubon Financial Holding Co. Ltd. (Taiwan)	40		106

Globe Life, Inc.	—	(a)	15

Hartford Financial Services Group, Inc. (The)	14		894

HDFC Life Insurance Co. Ltd. (India) (c)	9		85

Kinsale Capital Group, Inc.	2		360

Legal & General Group plc (United Kingdom)	275		981

Lincoln National Corp.	—	(a)	11

Loews Corp.	27		1,475

Marsh & McLennan Cos., Inc.	5		717

MetLife, Inc.	1		74

PICC Property & Casualty Co. Ltd., Class H (China)	66		58

Ping An Insurance Group Co. of China Ltd., Class H (China)	7		64

Ping An Insurance Group Co. of China Ltd., Class H (China)	19		181

Powszechny Zaklad Ubezpieczen SA (Poland) *	4		41

Principal Financial Group, Inc.	—	(a)	26

Progressive Corp. (The)	23		2,276

Prudential Financial, Inc.	1		66

RLI Corp.	3		328

Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	—	(a)	79

Sanlam Ltd. (South Africa)	11		47

Travelers Cos., Inc. (The)	10		1,494

Unum Group	—	(a)	1

Willis Towers Watson plc	—	(a)	49

WR Berkley Corp.	—	(a)	17

Zurich Insurance Group AG (Switzerland)	3		1,212

			19,344

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.7%

Alphabet, Inc., Class A *	2		5,689

Alphabet, Inc., Class C *	4		10,017

Baidu, Inc., ADR (China) *	1		155

Facebook, Inc., Class A *	11		3,929

Match Group, Inc. *	3		537

NAVER Corp. (South Korea)	—	(a)	160

Snap, Inc., Class A *	6		405

Tencent Holdings Ltd. (China)	52		3,938

Twitter, Inc. *	1		90

Zillow Group, Inc., Class C *	3		315

			25,235

Internet & Direct Marketing Retail — 2.0%

Alibaba Group Holding Ltd. (China) *	119		3,371

Allegro.eu SA (Poland) * (c)	4		69

Amazon.com, Inc. *	4		13,715

Delivery Hero SE (Saudi Arabia) * (c)	10		1,274

eBay, Inc.	1		75

Etsy, Inc. *	—	(a)	42

JD.com, Inc., Class A (China) *	6		245

Meituan (China) * (c)	12		487

MercadoLibre, Inc. (Argentina) *	—	(a)	31

MYT Holding Co. * ‡	37		204

Naspers Ltd., Class N (South Africa)	1		273

Pinduoduo, Inc., ADR (China) *	1		151

Trip.com Group Ltd., ADR (China) *	2		60

			19,997

IT Services — 1.9%

Accenture plc, Class A	1		309

Affirm Holdings, Inc. *	3		188

Akamai Technologies, Inc. *	—	(a)	30

Automatic Data Processing, Inc.	1		139

Black Knight, Inc. *	5		381

Broadridge Financial Solutions, Inc.	3		420

Capgemini SE (France)	8		1,464

Cognizant Technology Solutions Corp., Class A	1		60

DXC Technology Co. *	—	(a)	16

Fidelity National Information Services, Inc.	1		145

Fiserv, Inc. *	1		105

FleetCor Technologies, Inc. *	6		1,547

Gartner, Inc. *	—	(a)	34

GDS Holdings Ltd., ADR (China) *	—	(a)	36

Global Payments, Inc.	4		742

Infosys Ltd., ADR (India)	13		282

INVESTMENTS	SHARES (000)		VALUE ($000)

IT Services — continued

International Business Machines Corp.	4		612

Jack Henry & Associates, Inc.	1		187

Mastercard, Inc., Class A	21		7,587

MongoDB, Inc. *	1		374

Paychex, Inc.	1		57

PayPal Holdings, Inc. *	6		1,736

Shopify, Inc., Class A (Canada) *	—	(a)	308

Snowflake, Inc., Class A *	1		181

Tata Consultancy Services Ltd. (India)	4		164

VeriSign, Inc. *	—	(a)	35

Visa, Inc., Class A	3		652

Western Union Co. (The)	1		15

WEX, Inc. *	2		411

Wipro Ltd. (India)	5		37

			18,254

Leisure Products — 0.0% (b)

Brunswick Corp.	4		402

Hasbro, Inc.	—	(a)	20

			422

Life Sciences Tools & Services — 0.5%

Agilent Technologies, Inc.	1		74

Bio-Rad Laboratories, Inc., Class A *	—	(a)	21

Charles River Laboratories International, Inc. *	—	(a)	30

Hangzhou Tigermed Consulting Co. Ltd., Class H (China) (c)	3		59

Illumina, Inc. *	—	(a)	114

IQVIA Holdings, Inc. *	—	(a)	77

Lonza Group AG (Registered) (Switzerland)	2		1,095

Mettler-Toledo International, Inc. *	—	(a)	522

PerkinElmer, Inc.	—	(a)	28

Pharmaron Beijing Co. Ltd., Class H (China) (c)	2		40

Syneos Health, Inc. *	4		378

Thermo Fisher Scientific, Inc.	3		1,653

Waters Corp. *	—	(a)	36

WuXi AppTec Co. Ltd., Class H (China) (c)	4		104

Wuxi Biologics Cayman, Inc. (China) * (c)	14		256

			4,487

Machinery — 1.6%

Atlas Copco AB, Class A (Sweden)	22		1,331

Caterpillar, Inc.	1		196

Cummins, Inc.	—	(a)	60

Deere & Co.	4		1,475

Douglas Dynamics, Inc.	3		116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Machinery — continued

Dover Corp.	8		1,169

Fortive Corp.	1		39

Han’s Laser Technology Industry Group Co. Ltd., Class A (China)	4		26

Hiwin Technologies Corp. (Taiwan)	5		76

IDEX Corp.	2		356

Illinois Tool Works, Inc.	—	(a)	106

Ingersoll Rand, Inc. *	34		1,639

ITT, Inc.	7		613

Jiangsu Hengli Hydraulic Co. Ltd., Class A (China)	5		70

Kone OYJ, Class B (Finland)	15		1,252

Lincoln Electric Holdings, Inc.	3		435

Nordson Corp.	2		337

Otis Worldwide Corp.	1		55

PACCAR, Inc.	1		51

Parker-Hannifin Corp.	—	(a)	66

Pentair plc	—	(a)	18

RBC Bearings, Inc. *	2		328

SMC Corp. (Japan)	2		1,124

Snap-on, Inc.	1		255

Stanley Black & Decker, Inc.	10		2,006

Techtronic Industries Co. Ltd. (Hong Kong)	3		52

Toro Co. (The)	6		605

Volvo AB, Class B (Sweden)	60		1,450

Westinghouse Air Brake Technologies Corp.	—	(a)	24

Woodward, Inc.	3		317

Xylem, Inc.	—	(a)	36

			15,683

Media — 0.7%

Charter Communications, Inc., Class A *	3		2,140

Comcast Corp., Class A	35		1,999

Discovery, Inc., Class A *	—	(a)	8

Discovery, Inc., Class C *	17		483

DISH Network Corp., Class A *	12		505

Fox Corp., Class A	1		20

Fox Corp., Class B	—	(a)	9

Interpublic Group of Cos., Inc. (The)	—	(a)	15

Liberty Broadband Corp., Class C *	5		899

Liberty Media Corp.-Liberty SiriusXM, Class C *	13		619

News Corp., Class A	1		16

Nexstar Media Group, Inc., Class A	3		507

Omnicom Group, Inc.	—	(a)	28

ViacomCBS, Inc.	1		43

			7,291

INVESTMENTS	SHARES (000)		VALUE ($000)

Metals & Mining — 0.6%

Alrosa PJSC (Russia)	38		69

Anglo American plc (South Africa)	38		1,503

AngloGold Ashanti Ltd., ADR (Tanzania, United Republic of)	2		28

Baoshan Iron & Steel Co. Ltd., Class A (China)	53		62

BHP Group Ltd. (Australia)	55		1,993

China Molybdenum Co. Ltd., Class H (China)	57		34

Freeport-McMoRan, Inc.	15		542

Gerdau SA (Preference) (Brazil)	11		64

Gold Fields Ltd., ADR (South Africa)	1		11

Grupo Mexico SAB de CV, Series B (Mexico)	17		80

Hindalco Industries Ltd. (India)	10		49

Impala Platinum Holdings Ltd. (South Africa)	2		39

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (c)	3		29

MMC Norilsk Nickel PJSC, ADR (Russia)	3		86

Newmont Corp.	1		81

Novolipetsk Steel PJSC (Russia)	9		28

Nucor Corp.	—	(a)	47

POSCO (South Korea)	—	(a)	123

Rio Tinto plc (Australia)	8		674

Severstal PAO, GDR (Russia) (c)	2		52

Vale SA, ADR (Brazil)	14		313

			5,907

Multiline Retail — 0.1%

Dollar General Corp.	3		562

Dollar Tree, Inc. *	—	(a)	38

Kohl’s Corp.	7		366

Lojas Renner SA (Brazil) *	9		77

Magazine Luiza SA (Brazil) *	19		81

Neiman Marcus Group Restricted Equity *	—	(a)	10

Target Corp.	1		198

			1,332

Multi-Utilities — 0.1%

Ameren Corp.	—	(a)	34

CenterPoint Energy, Inc.	1		22

CMS Energy Corp.	—	(a)	28

Consolidated Edison, Inc.	1		40

Dominion Energy, Inc.	1		98

DTE Energy Co.	—	(a)	41

NiSource, Inc.	1		16

Public Service Enterprise Group, Inc.	1		50

RWE AG (Germany)	13		482

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Multi-Utilities — continued

Sempra Energy	1		69

WEC Energy Group, Inc.	1		46

			926

Oil, Gas & Consumable Fuels — 1.3%

APA Corp.	1		13

BP plc (United Kingdom)	175		767

Cabot Oil & Gas Corp.	28		485

Chesapeake Energy Corp.	—	(a)	9

Chevron Corp.	11		1,129

China Shenhua Energy Co. Ltd., Class H (China)	28		54

ConocoPhillips	61		3,706

Devon Energy Corp.	1		29

Diamondback Energy, Inc.	3		304

Ecopetrol SA, ADR (Colombia)	3		42

EOG Resources, Inc.	1		80

Equitrans Midstream Corp.	17		145

Exxon Mobil Corp.	7		445

Gazprom PJSC, ADR (Russia)	21		164

Hess Corp.	—	(a)	39

Kinder Morgan, Inc.	46		830

LUKOIL PJSC, ADR (Russia)	2		167

Marathon Oil Corp.	1		18

Marathon Petroleum Corp.	9		521

Occidental Petroleum Corp.	1		43

Oil & Natural Gas Corp. Ltd. (India)	35		55

ONEOK, Inc.	1		41

Petroleo Brasileiro SA (Preference) (Brazil)	37		220

Petronet LNG Ltd. (India)	14		43

Phillips 66	8		653

Pioneer Natural Resources Co.	2		259

PTT Exploration & Production PCL (Thailand)	21		76

PTT PCL (Thailand)	34		41

Reliance Industries Ltd. (India)	9		267

Rosneft Oil Co. PJSC, GDR (Russia) (c)	7		58

SK Innovation Co. Ltd. (South Korea) *	—	(a)	79

S-Oil Corp. (South Korea)	1		85

Tatneft PJSC, ADR (Russia)	1		30

Tatneft PJSC, ADR (Russia)	—	(a)	17

TC Energy Corp. (Canada)	13		659

Thai Oil PCL (Thailand)	27		46

Valero Energy Corp.	1		52

Williams Cos., Inc. (The)	26		683

			12,354

INVESTMENTS	SHARES (000)		VALUE ($000)

Paper & Forest Products — 0.0% (b)

Suzano SA (Brazil) *	7		86

Personal Products — 0.2%

Coty, Inc., Class A *	26		243

Estee Lauder Cos., Inc. (The), Class A	2		761

LG Household & Health Care Ltd. (South Korea)	—	(a)	95

L’Oreal SA (France)	3		1,136

			2,235

Pharmaceuticals — 1.7%

Bristol-Myers Squibb Co.	69		4,588

Catalent, Inc. *	8		857

Dr Reddy’s Laboratories Ltd. (India)	—	(a)	36

Eli Lilly & Co.	8		1,945

Hutchmed China Ltd., ADR (Hong Kong) *	1		31

Jazz Pharmaceuticals plc *	2		359

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	6		61

Johnson & Johnson	11		1,825

Kyowa Kirin Co. Ltd. (Japan)	8		292

Merck & Co., Inc.	10		800

Novo Nordisk A/S, Class B (Denmark)	47		3,961

Organon & Co. *	6		187

Pfizer, Inc.	15		582

Richter Gedeon Nyrt. (Hungary)	1		19

Royalty Pharma plc, Class A	8		320

Viatris, Inc.	26		368

Zoetis, Inc.	1		146

			16,377

Professional Services — 0.6%

51job, Inc., ADR (China) *	—	(a)	36

Booz Allen Hamilton Holding Corp.	5		453

Equifax, Inc.	—	(a)	48

IHS Markit Ltd.	4		487

Jacobs Engineering Group, Inc.	—	(a)	29

Leidos Holdings, Inc.	14		1,397

Nielsen Holdings plc	1		14

NMG, Inc. *	—	(a)	61

RELX plc (United Kingdom)	54		1,427

Robert Half International, Inc.	—	(a)	13

SGS SA (Registered) (Switzerland)	—	(a)	1,232

TransUnion	3		384

Verisk Analytics, Inc.	—	(a)	47

			5,628

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Real Estate Management & Development — 0.1%

Ayala Land, Inc. (Philippines)	36		27

CBRE Group, Inc., Class A *	9		769

China Resources Land Ltd. (China)	20		81

China Vanke Co. Ltd., Class H (China)	21		65

Cushman & Wakefield plc *	13		232

Emaar Properties PJSC (United Arab Emirates)	27		30

KE Holdings, Inc., ADR (China) *	2		89

Longfor Group Holdings Ltd. (China) (c)	14		78

Poly Developments and Holdings Group Co. Ltd., Class A (China) *	19		35

			1,406

Road & Rail — 0.8%

Canadian National Railway Co. (Canada)	13		1,397

CSX Corp.	4		120

JB Hunt Transport Services, Inc.	—	(a)	22

Kansas City Southern	—	(a)	42

Knight-Swift Transportation Holdings, Inc.	7		303

Landstar System, Inc.	2		245

Localiza Rent a Car SA (Brazil) *	4		54

Lyft, Inc., Class A *	27		1,636

Norfolk Southern Corp.	12		3,276

Old Dominion Freight Line, Inc.	2		501

Uber Technologies, Inc. *	7		373

Union Pacific Corp.	1		242

			8,211

Semiconductors & Semiconductor Equipment — 3.4%

Advanced Micro Devices, Inc. *	27		2,525

Analog Devices, Inc.	32		5,528

Applied Materials, Inc.	7		999

ASE Technology Holding Co. Ltd. (Taiwan)	24		96

ASML Holding NV (Netherlands)	5		3,762

ASML Holding NV (Registered), NYRS (Netherlands)	1		774

Broadcom, Inc.	1		321

CMC Materials, Inc.	2		289

Cree, Inc. *	3		318

Enphase Energy, Inc. *	—	(a)	38

Entegris, Inc.	5		603

Global Unichip Corp. (Taiwan)	3		44

Intel Corp.	7		374

KLA Corp.	—	(a)	82

Lam Research Corp.	2		1,458

Maxim Integrated Products, Inc. *	—	(a)	47

MediaTek, Inc. (Taiwan)	3		103

INVESTMENTS	SHARES (000)		VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc.	3		397

Micron Technology, Inc. *	2		157

Monolithic Power Systems, Inc.	1		310

Nanya Technology Corp. (Taiwan)	11		31

Novatek Microelectronics Corp. (Taiwan)	4		71

NVIDIA Corp.	3		2,238

NXP Semiconductors NV (China)	15		3,016

Qorvo, Inc. *	—	(a)	36

QUALCOMM, Inc.	7		1,006

Realtek Semiconductor Corp. (Taiwan) *	5		91

SK Hynix, Inc. (South Korea)	2		237

Skyworks Solutions, Inc.	—	(a)	52

SolarEdge Technologies, Inc. *	2		570

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	29		3,514

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	59		1,271

Teradyne, Inc.	3		410

Texas Instruments, Inc.	6		1,119

Vanguard International Semiconductor Corp. (Taiwan)	9		38

Xilinx, Inc.	—	(a)	59

Xinyi Solar Holdings Ltd. (China)	38		82

			32,066

Software — 2.8%

Adobe, Inc. *	1		462

ANSYS, Inc. *	—	(a)	49

Aspen Technology, Inc. *	2		315

Autodesk, Inc. *	—	(a)	105

Cadence Design Systems, Inc. *	—	(a)	63

Ceridian HCM Holding, Inc. *	8		760

Citrix Systems, Inc.	—	(a)	24

Confluent, Inc., Class A *	2		114

Crowdstrike Holdings, Inc., Class A *	2		467

Envestnet, Inc. *	3		239

Five9, Inc. *	2		366

Fortinet, Inc. *	—	(a)	52

Guidewire Software, Inc. *	2		275

HubSpot, Inc. *	1		529

Hundsun Technologies, Inc., Class A (China) *	2		22

Intuit, Inc.	3		1,245

Kingdee International Software Group Co. Ltd. (China) *	18		61

Kingsoft Corp. Ltd. (China)	11		66

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp.	62		16,888

nCino, Inc. *	2		139

NortonLifeLock, Inc.	1		26

Oracle Corp.	3		236

Paycom Software, Inc. *	—	(a)	29

PTC, Inc. *	2		248

Q2 Holdings, Inc. *	3		336

salesforce.com, Inc. *	2		373

ServiceNow, Inc. *	1		655

SS&C Technologies Holdings, Inc.	6		415

Synopsys, Inc. *	2		527

Tyler Technologies, Inc. *	1		386

UiPath, Inc., Class A *	2		147

Workday, Inc., Class A *	3		672

Yonyou Network Technology Co. Ltd., Class A (China)	4		22

Zscaler, Inc. *	2		356

			26,669

Specialty Retail — 1.3%

Advance Auto Parts, Inc.	—	(a)	21

AutoZone, Inc. *	1		1,431

Best Buy Co., Inc.	6		642

CarMax, Inc. *	4		463

Gap, Inc. (The)	20		677

Home Depot, Inc. (The)	5		1,662

L Brands, Inc.	—	(a)	27

Lowe’s Cos., Inc.	14		2,742

Murphy USA, Inc.	5		717

National Vision Holdings, Inc. *	5		239

O’Reilly Automotive, Inc. *	4		2,524

Ross Stores, Inc.	5		606

TJX Cos., Inc. (The)	2		134

Topsports International Holdings Ltd. (China)(c)	34		56

Tractor Supply Co.	3		535

Ulta Beauty, Inc. *	—	(a)	31

			12,507

Technology Hardware, Storage & Peripherals — 2.2%

Advantech Co. Ltd. (Taiwan)	7		82

Apple, Inc.	98		13,463

Hewlett Packard Enterprise Co.	2		31

HP, Inc.	2		62

NetApp, Inc.	—	(a)	30

Quanta Computer, Inc. (Taiwan)	17		53

INVESTMENTS	SHARES (000)		VALUE ($000)

Technology Hardware, Storage & Peripherals — continued

Samsung Electronics Co. Ltd. (South Korea)	76		5,473

Seagate Technology Holdings plc (Ireland)	12		1,050

Western Digital Corp. *	—	(a)	35

Wiwynn Corp. (Taiwan)	1		36

			20,315

Textiles, Apparel & Luxury Goods — 0.9%

adidas AG (Germany)	10		3,773

Carter’s, Inc.	2		164

Columbia Sportswear Co.	4		389

Eclat Textile Co. Ltd. (Taiwan)	3		71

Hanesbrands, Inc.	1		11

LVMH Moet Hennessy Louis Vuitton SE (France)	3		2,439

NIKE, Inc., Class B	9		1,377

PVH Corp. *	—	(a)	12

Ralph Lauren Corp.	4		508

Tapestry, Inc. *	—	(a)	13

Under Armour, Inc., Class A *	—	(a)	2

Under Armour, Inc., Class C *	—	(a)	6

VF Corp.	1		43

			8,808

Thrifts & Mortgage Finance — 0.0% (b)

Housing Development Finance Corp. Ltd. (India)	7		221

Tobacco — 0.1%

Altria Group, Inc.	3		145

Philip Morris International, Inc.	8		823

			968

Trading Companies & Distributors — 0.2%

BOC Aviation Ltd. (Singapore) (c)	2		19

Fastenal Co.	1		49

Ferguson plc	12		1,722

United Rentals, Inc.*	—	(a)	37

WW Grainger, Inc.	—	(a)	33

			1,860

Transportation Infrastructure — 0.0% (b)

Airports of Thailand PCL (Thailand)	25		49

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico) *	2		23

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	3		49

International Container Terminal Services, Inc. (Philippines)	9		31

			152

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Water Utilities — 0.0% (b)

American Water Works Co., Inc.	—	(a)	46

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV, Series L (Mexico)	169		127

MTN Group (South Africa) *	8		56

SK Telecom Co. Ltd. (South Korea)	—	(a)	80

TIM SA (Brazil) *	14		33

T-Mobile US, Inc. *	13		1,885

Turkcell Iletisim Hizmetleri A/S (Turkey)	19		35

Vodacom Group Ltd. (South Africa)	4		35

			2,251

Total Common Stocks (Cost $338,905)			516,214

Investment Companies — 16.0%

Fixed Income — 10.0%

JPMorgan Core Bond Fund Class R6 Shares (d)	8,167		98,418

International Equity — 4.0%

JPMorgan Europe Dynamic Fund Class R6 Shares (d)	1,252		39,204

U.S. Equity — 2.0%

JPMorgan Large Cap Value Fund Class R6 Shares (d)	963		19,438

Total Investment Companies (Cost $155,526)			157,060

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 10.4%

Aerospace & Defense — 0.2%

Boeing Co. (The)

5.15%, 5/1/2030	810		959

3.75%, 2/1/2050	260		268

3.95%, 8/1/2059	49		51

5.93%, 5/1/2060	136		188

Raytheon Technologies Corp. 4.13%, 11/16/2028	310		357

Rolls-Royce plc (United Kingdom) 5.75%, 10/15/2027 (e)	202		223

			2,046

Airlines — 0.1%

American Airlines, Inc. 5.75%, 4/20/2029 (e)	452		489

Delta Air Lines, Inc.

4.38%, 4/19/2028	182		190

3.75%, 10/28/2029	189		189

			868

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Auto Components — 0.1%

Allison Transmission, Inc. 3.75%, 1/30/2031 (e)	487	479

Icahn Enterprises LP 5.25%, 5/15/2027	175	181

4.38%, 2/1/2029 (e)	492	489

		1,149

Automobiles — 0.1%

General Motors Co.

6.13%, 10/1/2025	370	438

6.75%, 4/1/2046	76	110

5.95%, 4/1/2049	53	72

Hyundai Capital America 0.80%, 1/8/2024 (e)	370	368

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (e)	300	330

		1,318

Banks — 1.1%

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (e)	200	225

Banco Santander SA (Spain) 2.75%, 12/3/2030	400	396

Bank of America Corp.

(SOFR + 0.96%), 1.73%, 7/22/2027 (f)	734	741

3.25%, 10/21/2027	626	679

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051(f)	500	597

Bank of New Zealand (New Zealand) 2.00%, 2/21/2025 (e)	250	259

BNP Paribas SA (France) (SOFR + 1.51%), 3.05%, 1/13/2031 (e) (f)	300	316

Citigroup, Inc. (SOFR + 3.91%), 4.41%, 3/31/2031 (f)	1,430	1,671

Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (e) (f)	250	255

HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (f)	900	1,002

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	250	276

Mitsubishi UFJ Financial Group, Inc. (Japan) 2.19%, 2/25/2025	300	312

Mizuho Financial Group, Inc. (Japan) (SOFR + 1.25%), 1.24%, 7/10/2024 (f)	250	253

Natwest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (f)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Societe Generale SA (France) 2.63%, 1/22/2025 (e)	450	469

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (e) (f)	300	315

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.04%, 7/16/2029	300	322

UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (e) (f)	217	217

Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (f)	990	1,068

Westpac Banking Corp. (Australia) (USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (f)	250	277

		9,850

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	500	570

4.44%, 10/6/2048	370	443

Constellation Brands, Inc. 2.88%, 5/1/2030	250	262

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	250	261

Molson Coors Beverage Co 5.00%, 5/1/2042	41	50

Molson Coors Beverage Co. 4.20%, 7/15/2046	166	185

		1,771

Biotechnology — 0.2%

AbbVie, Inc.

3.20%, 11/21/2029	370	402

4.40%, 11/6/2042	370	449

Amgen, Inc. 2.20%, 2/21/2027	190	197

Biogen, Inc. 2.25%, 5/1/2030	250	251

Gilead Sciences, Inc. 1.65%, 10/1/2030	250	242

		1,541

Building Products — 0.0% (b)

Owens Corning 4.40%, 1/30/2048	4	5

Capital Markets — 0.4%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	190	207

Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	250	294

Charles Schwab Corp. (The) 2.30%, 5/13/2031	250	255

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Credit Suisse Group AG (Switzerland)

(SOFR + 2.04%), 2.19%, 6/5/2026 (e) (f)	400	409

(SOFR + 1.73%), 3.09%, 5/14/2032 (e) (f)	252	260

Deutsche Bank AG (Germany) (SOFR + 1.72%), 3.04%, 5/28/2032 (f)	150	153

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (f)	990	1,093

Morgan Stanley 4.00%, 7/23/2025	1,360	1,514

UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (e)(f)	200	214

		4,399

Chemicals — 0.2%

CF Industries, Inc.

4.95%, 6/1/2043	406	480

5.38%, 3/15/2044	395	488

Ingevity Corp. 3.88%, 11/1/2028 (e)	185	184

International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (e)	250	249

Methanex Corp. (Canada) 5.25%, 12/15/2029	215	232

Valvoline, Inc.

4.25%, 2/15/2030 (e)	175	181

3.63%, 6/15/2031 (e)	488	488

		2,302

Commercial Services & Supplies — 0.1%

ACCO Brands Corp. 4.25%, 3/15/2029 (e)	493	488

GFL Environmental, Inc. (Canada) 3.50%, 9/1/2028 (e)	486	485

		973

Communications Equipment — 0.1%

Motorola Solutions, Inc. 5.50%, 9/1/2044	387	504

Nokia OYJ (Finland) 6.63%, 5/15/2039	376	487

		991

Construction & Engineering — 0.1%

AECOM 5.13%, 3/15/2027	100	112

Fluor Corp. 4.25%, 9/15/2028	471	478

		590

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	250	254

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	450	445

Avolon Holdings Funding Ltd. (Ireland) 2.13%, 2/21/2026 (e)	750	746

Capital One Financial Corp. 3.80%, 1/31/2028	250	282

OneMain Finance Corp.

5.38%, 11/15/2029	180	196

4.00%, 9/15/2030	487	483

		2,152

Containers & Packaging — 0.0% (b)

WRKCo, Inc. 3.90%, 6/1/2028	250	282

Diversified Financial Services — 0.0% (b)

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	350	419

Diversified Telecommunication Services — 0.6%

AT&T, Inc.

1.65%, 2/1/2028	620	615

3.65%, 9/15/2059 (e)	120	122

CCO Holdings LLC

5.75%, 2/15/2026 (e)	135	140

4.50%, 8/15/2030 (e)	173	180

4.25%, 2/1/2031 (e)	476	484

4.50%, 5/1/2032	8	8

Embarq Corp. 8.00%, 6/1/2036	183	207

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023 (g)	220	126

8.00%, 2/15/2024 (e) (g) (h)	50	52

8.50%, 10/15/2024 (e) (g)	183	108

Lumen Technologies, Inc.

Series P, 7.60%, 9/15/2039	416	473

Series U, 7.65%, 3/15/2042	184	207

Telecom Italia Capital SA (Italy)

6.00%, 9/30/2034	188	217

7.20%, 7/18/2036	172	222

7.72%, 6/4/2038	163	222

Telefonica Emisiones SA (Spain)

7.05%, 6/20/2036	33	48

4.67%, 3/6/2038	154	181

Verizon Communications, Inc. 3.15%, 3/22/2030	680	734

Virgin Media Secured Finance plc (United Kingdom) 4.50%, 8/15/2030 (e)	474	478

		4,824

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.7%

Appalachian Power Co. Series AA, 2.70%, 4/1/2031	430	444

Duke Energy Corp. 3.75%, 9/1/2046	370	395

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (e)	36	36

Emera US Finance LP (Canada) 4.75%, 6/15/2046	149	177

Entergy Louisiana LLC 2.35%, 6/15/2032	370	374

Exelon Corp. 4.05%, 4/15/2030	370	421

FirstEnergy Corp.

Series C, 5.35%, 7/15/2047 (h)	416	499

Series C, 3.40%, 3/1/2050	524	513

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (e)	438	514

Jersey Central Power & Light Co. 2.75%, 3/1/2032 (e)	84	85

NRG Energy, Inc.

2.45%, 12/2/2027 (e)	250	252

3.63%, 2/15/2031 (e)	481	473

OGE Energy Corp. 0.70%, 5/26/2023	23	23

Pacific Gas and Electric Co.

4.20%, 6/1/2041	259	255

4.95%, 7/1/2050	412	425

3.50%, 8/1/2050	55	49

Southern California Edison Co. Series C, 4.13%, 3/1/2048	370	394

Southern Co. (The) Series A, 3.70%, 4/30/2030	310	342

Virginia Electric and Power Co. 4.45%, 2/15/2044	310	384

Xcel Energy, Inc. 3.40%, 6/1/2030	250	274

		6,329

Electronic Equipment, Instruments & Components — 0.1%

Arrow Electronics, Inc. 3.50%, 4/1/2022	200	203

Sensata Technologies, Inc.

4.38%, 2/15/2030 (e)	208	219

3.75%, 2/15/2031 (e)	376	372

		794

Energy Equipment & Services — 0.0% (b)

Patterson-UTI Energy, Inc.

3.95%, 2/1/2028	195	197

Entertainment — 0.0% (b)

Walt Disney Co. (The) 2.65%, 1/13/2031	250	262

WMG Acquisition Corp. 3.88%, 7/15/2030 (e)	183	185

		447

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.8%

Alexandria Real Estate Equities, Inc. 2.00%, 5/18/2032	250	244

American Tower Corp. 2.90%, 1/15/2030	250	263

AvalonBay Communities, Inc. 2.45%, 1/15/2031	250	256

Boston Properties LP 2.75%, 10/1/2026	250	267

Brixmor Operating Partnership LP 4.13%, 5/15/2029	250	280

Crown Castle International Corp.

4.45%, 2/15/2026	310	351

5.20%, 2/15/2049	135	176

Diversified Healthcare Trust

4.38%, 3/1/2031	492	471

EPR Properties

4.50%, 6/1/2027	26	28

4.95%, 4/15/2028	177	191

3.75%, 8/15/2029	219	219

Equinix, Inc. 2.00%, 5/15/2028	93	93

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	250	241

Iron Mountain, Inc.

4.88%, 9/15/2029 (e)	176	182

5.25%, 7/15/2030 (e)	288	305

4.50%, 2/15/2031 (e)	479	485

5.63%, 7/15/2032 (e)	449	481

Life Storage LP 2.20%, 10/15/2030	250	247

MGM Growth Properties Operating Partnership LP 3.88%, 2/15/2029 (e)	470	477

Office Properties Income Trust 2.65%, 6/15/2026	27	27

Prologis LP 1.25%, 10/15/2030	250	235

Realty Income Corp. 3.25%, 1/15/2031	250	272

Regency Centers LP 3.60%, 2/1/2027	250	277

Simon Property Group LP 2.20%, 2/1/2031	250	247

UDR, Inc. 3.20%, 1/15/2030	250	270

WP Carey, Inc. 2.25%, 4/1/2033	370	354

		6,939

Food & Staples Retailing — 0.0% (b)

Alimentation Couche-Tard, Inc. (Canada) 3.80%, 1/25/2050 (e)	190	204

Kroger Co. (The) 2.20%, 5/1/2030	250	251

		455

Food Products — 0.4%

Archer-Daniels-Midland Co. 3.25%, 3/27/2030	250	277

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued

Britannia Industries Ltd. (India) 5.50%, 6/3/2024 INR	43	1

Bunge Ltd. Finance Corp.

1.63%, 8/17/2025	250	253

3.75%, 9/25/2027	250	275

Cargill, Inc. 2.13%, 4/23/2030 (e)	250	253

Conagra Brands, Inc.

5.30%, 11/1/2038	38	48

5.40%, 11/1/2048	382	513

Kraft Heinz Foods Co.

5.20%, 7/15/2045	160	199

4.38%, 6/1/2046	273	309

4.88%, 10/1/2049	416	505

5.50%, 6/1/2050	381	494

Lamb Weston Holdings, Inc. 4.88%, 5/15/2028 (e)	167	185

Pilgrim’s Pride Corp. 4.25%, 4/15/2031 (e)	475	492

Smithfield Foods, Inc. 3.00%, 10/15/2030 (e)	250	252

		4,056

Gas Utilities — 0.0% (b)

Atmos Energy Corp. 3.38%, 9/15/2049	250	270

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 4.90%, 11/30/2046	310	425

Becton Dickinson and Co. 1.96%, 2/11/2031	310	302

Boston Scientific Corp. 2.65%, 6/1/2030	250	259

Zimmer Biomet Holdings, Inc. 3.55%, 4/1/2025	250	271

		1,257

Health Care Providers & Services — 0.3%

Anthem, Inc. 4.10%, 3/1/2028	310	354

CVS Health Corp. 2.70%, 8/21/2040	430	417

HCA, Inc.

5.25%, 6/15/2026	370	428

5.63%, 9/1/2028	33	39

5.88%, 2/1/2029	153	185

5.13%, 6/15/2039	243	304

5.50%, 6/15/2047	138	180

5.25%, 6/15/2049	5	6

Quest Diagnostics, Inc. 2.95%, 6/30/2030	250	265

UnitedHealth Group, Inc. 2.00%, 5/15/2030	250	252

Universal Health Services, Inc. 2.65%, 10/15/2030 (e)	250	251

		2,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Hotels, Restaurants & Leisure — 0.2%

Expedia Group, Inc. 3.25%, 2/15/2030	190	198

Hilton Domestic Operating Co., Inc.

4.00%, 5/1/2031 (e)	190	192

3.63%, 2/15/2032 (e)	225	222

MGM Resorts International 4.75%, 10/15/2028	457	486

Yum! Brands, Inc. 3.63%, 3/15/2031	478	476

4.63%, 1/31/2032	462	485

		2,059

Household Durables — 0.1%

MDC Holdings, Inc. 6.00%, 1/15/2043	166	214

Newell Brands, Inc. 6.00%, 4/1/2046 (h)	378	479

Taylor Morrison Communities, Inc.

5.75%, 1/15/2028 (e)	159	180

5.13%, 8/1/2030 (e)	444	481

		1,354

Household Products — 0.0% (b)

Central Garden & Pet Co. 4.13%, 10/15/2030	177	181

Spectrum Brands, Inc. 5.75%, 7/15/2025	5	5

		186

Independent Power and Renewable Electricity Producers — 0.1%

Calpine Corp.

5.25%, 6/1/2026 (e)	77	79

3.75%, 3/1/2031 (e)	496	473

		552

Industrial Conglomerates — 0.0% (b)

Roper Technologies, Inc. 3.80%, 12/15/2026	310	346

Insurance — 0.2%

AIA Group Ltd. (Hong Kong) 3.60%, 4/9/2029 (e)	200	221

American International Group, Inc. 3.75%, 7/10/2025	310	343

Aon Corp. 2.80%, 5/15/2030	250	262

Athene Global Funding 2.75%, 6/25/2024 (e)	250	262

Brighthouse Financial Global Funding 1.00%, 4/12/2024 (e)	250	250

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (f)	250	276

Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	250	253

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Principal Financial Group, Inc. 2.13%, 6/15/2030	250	249

Progressive Corp. (The) 3.20%, 3/26/2030	250	274

		2,390

Interactive Media & Services — 0.0% (b)

Twitter, Inc. 3.88%, 12/15/2027 (e)	92	98

Internet & Direct Marketing Retail — 0.1%

ANGI Group LLC 3.88%, 8/15/2028 (e)	184	183

eBay, Inc. 2.60%, 5/10/2031	190	193

Match Group Holdings II LLC 4.13%, 8/1/2030 (e)	99	101

QVC, Inc.

4.75%, 2/15/2027	209	222

4.38%, 9/1/2028	471	480

		1,179

IT Services — 0.0% (b)

Gartner, Inc. 3.75%, 10/1/2030 (e)	170	174

Global Payments, Inc. 2.90%, 5/15/2030	250	260

		434

Leisure Products — 0.0% (b)

Hasbro, Inc. 6.35%, 3/15/2040	140	195

Mattel, Inc.

3.38%, 4/1/2026 (e)	18	19

3.75%, 4/1/2029 (e)	1	1

		215

Machinery — 0.0% (b)

Xylem, Inc. 2.25%, 1/30/2031	250	252

Media — 0.8%

AMC Networks, Inc. 4.25%, 2/15/2029	411	415

Charter Communications Operating LLC

3.75%, 2/15/2028	560	617

6.83%, 10/23/2055	125	184

3.85%, 4/1/2061	396	388

Comcast Corp.

2.65%, 2/1/2030	250	263

4.70%, 10/15/2048	370	477

Cox Communications, Inc. 1.80%, 10/1/2030 (e)	250	238

CSC Holdings LLC

4.13%, 12/1/2030 (e)	473	470

3.38%, 2/15/2031 (e)	504	476

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Media — continued

Discovery Communications LLC

3.63%, 5/15/2030	310	339

5.20%, 9/20/2047	7	9

5.30%, 5/15/2049	213	269

4.65%, 5/15/2050	44	51

4.00%, 9/15/2055	169	179

Lamar Media Corp. 4.00%, 2/15/2030	181	183

Meredith Corp. 6.88%, 2/1/2026	97	101

Sinclair Television Group, Inc. 4.13%, 12/1/2030 (e)	485	477

Sirius XM Radio, Inc. 4.13%, 7/1/2030 (e)	473	477

Time Warner Cable LLC

7.30%, 7/1/2038	128	187

5.50%, 9/1/2041	211	262

4.50%, 9/15/2042	38	42

ViacomCBS, Inc. 5.85%, 9/1/2043	310	425

		6,529

Metals & Mining — 0.2%

ArcelorMittal SA (Luxembourg) 7.00%, 3/1/2041 (h)	349	485

FMG Resources August 2006 Pty. Ltd. (Australia) 4.38%, 4/1/2031 (e)	466	498

Freeport-McMoRan, Inc. 5.45%, 3/15/2043	392	479

Steel Dynamics, Inc. 3.25%, 1/15/2031	250	268

Teck Resources Ltd. (Canada)

6.00%, 8/15/2040	28	36

6.25%, 7/15/2041	146	191

		1,957

Multiline Retail — 0.1%

Dollar General Corp. 3.50%, 4/3/2030	250	275

Kohl’s Corp.

3.38%, 5/1/2031	250	258

5.55%, 7/17/2045	161	193

Nordstrom, Inc.

4.38%, 4/1/2030	224	234

4.25%, 8/1/2031 (e)	19	20

5.00%, 1/15/2044	198	197

		1,177

Multi-Utilities — 0.0% (b)

CenterPoint Energy, Inc. 1.45%, 6/1/2026	68	68

Puget Energy, Inc. 2.38%, 6/15/2028 (e)	25	25

		93

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.1%

Boardwalk Pipelines LP 4.80%, 5/3/2029	250	288

BP Capital Markets America, Inc.

1.75%, 8/10/2030	200	195

3.38%, 2/8/2061	50	50

Buckeye Partners LP 5.85%, 11/15/2043	5	5

Canadian Natural Resources Ltd. (Canada) 4.95%, 6/1/2047	399	496

Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	250	273

Comstock Resources, Inc. 7.50%, 5/15/2025 (e)	33	34

Continental Resources, Inc. 4.90%, 6/1/2044	452	512

Diamondback Energy, Inc. 4.40%, 3/24/2051	451	508

Enable Midstream Partners LP 5.00%, 5/15/2044 (h)	187	204

Energy Transfer LP

3.75%, 5/15/2030	370	401

6.00%, 6/15/2048	161	204

6.25%, 4/15/2049	31	41

5.00%, 5/15/2050	237	273

EnLink Midstream LLC 5.38%, 6/1/2029	143	149

EnLink Midstream Partners LP

5.05%, 4/1/2045	36	31

5.45%, 6/1/2047	288	256

EQM Midstream Partners LP 6.50%, 7/15/2048	453	485

EQT Corp. 8.50%, 2/1/2030 (h)	107	139

Exxon Mobil Corp. 2.61%, 10/15/2030	500	527

Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (e)	107	109

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (e)	370	380

Hess Corp. 6.00%, 1/15/2040	112	144

Marathon Oil Corp.

6.60%, 10/1/2037	115	153

5.20%, 6/1/2045	295	354

MPLX LP 2.65%, 8/15/2030	370	373

NGPL PipeCo LLC 3.25%, 7/15/2031 (e)	43	44

NuStar Logistics LP

5.63%, 4/28/2027	175	188

6.38%, 10/1/2030	166	183

Phillips 66 1.30%, 2/15/2026	370	370

Phillips 66 Partners LP 4.90%, 10/1/2046	419	499

Pioneer Natural Resources Co. 1.13%, 1/15/2026	250	248

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Plains All American Pipeline LP

3.55%, 12/15/2029	250	263

4.70%, 6/15/2044	181	192

4.90%, 2/15/2045	49	53

TerraForm Power Operating LLC 4.75%, 1/15/2030 (e)	173	177

Topaz Solar Farms LLC 5.75%, 9/30/2039 (e)	159	184

Western Midstream Operating LP

5.45%, 4/1/2044	405	436

6.50%, 2/1/2050 (h)	424	490

		9,911

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 2.13%, 8/6/2050	250	218

Bausch Health Cos., Inc. 6.13%, 4/15/2025 (e)	166	170

Bristol-Myers Squibb Co. 1.45%, 11/13/2030	560	541

Mylan, Inc. 5.20%, 4/15/2048	222	273

Royalty Pharma plc 3.55%, 9/2/2050 (e)	175	174

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	370	402

Utah Acquisition Sub, Inc. 5.25%, 6/15/2046	143	174

Viatris, Inc. 4.00%, 6/22/2050 (e)	50	53

Zoetis, Inc. 2.00%, 5/15/2030	250	249

		2,254

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	370	405

Norfolk Southern Corp. 2.30%, 5/15/2031	310	313

Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (e)	28	28

Union Pacific Corp. 3.95%, 9/10/2028	310	355

		1,101

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 3.50%, 12/5/2026	190	211

Broadcom, Inc.

4.75%, 4/15/2029	560	651

3.50%, 2/15/2041 (e)	241	247

3.75%, 2/15/2051 (e)	170	177

NXP BV (China) 2.50%, 5/11/2031 (e)	190	192

Xilinx, Inc. 2.38%, 6/1/2030	60	61

		1,539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Software — 0.1%

J2 Global, Inc. 4.63%, 10/15/2030 (e)	469	486

Oracle Corp. 3.25%, 11/15/2027	500	544

		1,030

Specialty Retail — 0.2%

AutoZone, Inc. 4.00%, 4/15/2030	250	284

L Brands, Inc.

6.88%, 11/1/2035	384	486

6.75%, 7/1/2036	392	492

Lowe’s Cos., Inc. 3.10%, 5/3/2027	200	218

Murphy Oil USA, Inc. 3.75%, 2/15/2031 (e)	222	219

O’Reilly Automotive, Inc. 1.75%, 3/15/2031	250	240

		1,939

Technology Hardware, Storage & Peripherals — 0.3%

Apple, Inc.

3.20%, 5/13/2025	190	207

2.38%, 2/8/2041	190	184

Dell International LLC

6.02%, 6/15/2026	370	444

8.10%, 7/15/2036	24	37

8.35%, 7/15/2046	124	203

Seagate HDD Cayman

4.09%, 6/1/2029 (e)	466	477

4.13%, 1/15/2031 (e)	472	482

5.75%, 12/1/2034	416	478

Xerox Holdings Corp. 5.50%, 8/15/2028 (e)	455	473

		2,985

Thrifts & Mortgage Finance — 0.0% (b)

BPCE SA (France) (SOFR + 1.31%), 2.28%, 1/20/2032 (e) (f)	250	245

Tobacco — 0.0% (b)

BAT Capital Corp. (United Kingdom) 3.73%, 9/25/2040	250	244

Trading Companies & Distributors — 0.1%

Air Lease Corp. 2.88%, 1/15/2026	450	473

Aviation Capital Group LLC 3.88%, 5/1/2023 (e)	310	325

		798

Water Utilities — 0.0% (b)

American Water Capital Corp. 2.80%, 5/1/2030	250	265

Wireless Telecommunication Services — 0.2%

T-Mobile USA, Inc.

3.88%, 4/15/2030	680	759

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Corporate Bonds — continued

Wireless Telecommunication Services — continued

4.50%, 4/15/2050	221		263

3.60%, 11/15/2060	144		147

Vmed O2 UK Financing I plc (United Kingdom) 4.25%, 1/31/2031 (e)	478		470

Vodafone Group plc (United Kingdom) 4.38%, 5/30/2028	250		291

			1,930

Total Corporate Bonds (Cost $101,022)			102,221

U.S. Treasury Obligations — 8.8%

U.S. Treasury Bonds

2.75%, 11/15/2042	2,400		2,703

1.25%, 5/15/2050	3,600		2,939

U.S. Treasury Notes

1.38%, 1/31/2022 (i)	10,871		10,954

1.38%, 10/15/2022	26,500		26,917

0.25%, 8/31/2025	18,000		17,639

0.50%, 10/31/2027	14,400		13,845

0.75%, 1/31/2028	10		10

0.63%, 5/15/2030	12,000		11,217

Total U.S. Treasury Obligations (Cost $85,875)			86,224

Mortgage-Backed Securities — 3.9%

FNMA, Other Pool # AN5182, 3.39%, 4/1/2027	338		372

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (j)	7,000		7,200

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 9/25/2051 (j)	30,000		30,904

GNMA I, 30 Year Pool # 323423, 8.50%, 6/15/2022	—	(a)	—	(a)

Total Mortgage-Backed Securities (Cost $38,323)			38,476

	SHARES (000)
Exchange-Traded Funds — 2.0%

International Equity — 2.0%

JPMorgan BetaBuilders Japan ETF (d)	343		19,400

U.S. Equity — 0.0% (b)

SPDR S&P 500 ETF Trust	—	(a)	6

Total Exchange-traded Funds (Cost $19,407)			19,406

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 1.1%

ABFC Trust Series 2003-OPT1, Class M1, 1.13%, 2/25/2033 ‡ (k)	222	221

ACE Securities Corp. Home Equity Loan Trust Series 2004-OP1, Class M3, 1.97%, 4/25/2034 (k)	56	56

American Credit Acceptance Receivables Trust Series 2020-4, Class A, 0.53%, 3/13/2024 (e)	456	456

AmeriCredit Automobile Receivables Trust Series 2021-2, Class B, 0.69%, 1/19/2027	76	76

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-2, Class M3, 2.75%, 8/25/2032 ‡ (k)	169	172

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities Series 2004-R1, Class M1, 0.89%, 2/25/2034 ‡ (k)	152	148

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 0.91%, 2/25/2034 ‡ (k)	63	61

Series 2004-W7, Class M9, 4.89%, 5/25/2034 ‡ (e) (k)	88	105

Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 1.29%, 8/25/2034 ‡ (k)	211	211

CDC Mortgage Capital Trust

Series 2003-HE1, Class M1, 1.44%, 8/25/2033 (k)	107	108

Series 2003-HE3, Class M2, 2.72%, 11/25/2033 ‡ (k)	1	1

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.59%, 6/25/2034 ‡ (k)	88	88

CHEC Loan Trust Series 2004-2, Class M3, 1.97%, 4/25/2034 ‡ (k)	152	156

Credit Acceptance Auto Loan Trust

Series 2020-2A, Class A, 1.37%, 7/16/2029 (e)	500	505

Series 2020-3A, Class A, 1.24%, 10/15/2029 (e)	500	505

Credit-Based Asset Servicing and Securitization LLC

Series 2004-CB6, Class M3, 2.19%, 12/25/2033 ‡ (k)	128	128

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (h)	460	466

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 1.82%, 7/25/2034 ‡ (k)	217	217

Series 2004-6, Class M2, 1.07%, 10/25/2034 ‡ (k)	209	207

Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (k)	430	442

Exeter Automobile Receivables Trust Series 2021-2A, Class B, 0.57%, 9/15/2025	78	78

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (e)	47	47

GSAMP Trust Series 2004-NC2, Class B2, 3.47%, 10/25/2034 ‡ (e) (k)	527	472

Home Equity Asset Trust

Series 2002-1, Class M2, 1.99%, 11/25/2032 ‡ (k)	285	284

Series 2004-3, Class M1, 0.95%, 8/25/2034 ‡ (k)	193	192

Series 2004-6, Class M2, 0.99%, 12/25/2034 ‡ (k)	91	91

Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 1.29%, 11/25/2034 ‡ (k)	176	176

Long Beach Mortgage Loan Trust Series 2001-2, Class M1, 0.93%, 7/25/2031 ‡ (k)	73	73

MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 1.74%, 2/25/2034 ‡ (k)	40	40

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.07%, 7/25/2034 (k)	53	52

Series 2004-HE1, Class M2, 2.34%, 4/25/2035 ‡ (k)	233	232

Series 2005-NC1, Class M2, 1.17%, 10/25/2035 ‡ (k)	266	266

Series 2005-FM1, Class M1, 0.81%, 5/25/2036 (k)	165	163

Morgan Stanley ABS Capital I, Inc. Trust

Series 2005-HE1, Class M3, 0.87%, 12/25/2034 ‡ (k)	246	232

Series 2005-HE1, Class M4, 1.17%, 12/25/2034 ‡ (k)	143	141

New Century Home Equity Loan Trust

Series 2003-5, Class M1, 5.91%, 11/25/2033 (h)	138	141

Series 2005-1, Class M1, 0.77%, 3/25/2035 ‡ (k)	118	117

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.87%, 9/25/2033 ‡ (k)	372		381

Series 2003-3, Class M1, 1.22%, 12/25/2033 ‡ (k)	8		8

Option One Mortgage Loan Trust Series 2004-2, Class M2, 1.67%, 5/25/2034 ‡ (k)	407		415

Renaissance Home Equity Loan Trust Series 2003-2, Class M1, 1.33%, 8/25/2033 ‡ (k)	728		708

Santander Drive Auto Receivables Trust Series 2021-2, Class C, 0.90%, 6/15/2026	103		103

Saxon Asset Securities Trust

Series 2000-2, Class MF2, 8.66%, 7/25/2030 ‡ (h)	53		46

Series 2004-2, Class MV2, 1.89%, 8/25/2035 ‡ (k)	102		103

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 0.99%, 11/25/2034 ‡ (k)	152		151

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.07%, 10/25/2033 ‡ (k)	85		85

Series 2004-7, Class M1, 1.14%, 8/25/2034 ‡ (k)	23		22

Series 2004-8, Class M2, 1.02%, 9/25/2034 ‡ (k)	190		189

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 0.36%, 5/25/2031 ‡ (e) (k)	88		64

Tesla Auto Lease Trust Series 2019-A, Class A3, 2.16%, 10/20/2022 (e)	850		861

Toyota Lease Owner Trust Series 2021-A, Class A3, 0.39%, 4/22/2024 (e)	500		500

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 4.59%, 10/25/2034 ‡ (e) (k)	194		198

Total Asset-Backed Securities (Cost $10,386)			10,960

Collateralized Mortgage Obligations — 0.7%

Alternative Loan Trust

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	—	(a)	—	(a)

Series 2004-27CB, Class A1, 6.00%, 12/25/2034	195		192

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035	7		7

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Collateralized Mortgage Obligations — continued

Banc of America Alternative Loan Trust

Series 2004-6, Class 4A1, 5.00%, 7/25/2019	10		10

Series 2006-5, Class 3A1, 6.00%, 6/25/2046	8		8

Bear Stearns ALT-A Trust Series 2005-4, Class 23A2, 2.62%, 5/25/2035 (k)	181		185

CHL Mortgage Pass-Through Trust

Series 2005-HYB3, Class 2A1A, 2.61%, 6/20/2035 (k)	197		204

Series 2006-HYB1, Class 2A2C, 2.72%, 3/20/2036 (k)	377		373

Series 2006-HYB2, Class 2A1B, 2.88%, 4/20/2036 (k)	313		298

Series 2006-21, Class A14, 6.00%, 2/25/2037	56		41

Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 2.53%, 10/25/2035 (k)	75		76

Connecticut Avenue Securities Trust Series 2019-R05, Class 1B1, 4.19%, 7/25/2039 (e) (k)	500		509

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 0.39%, 4/25/2036 (k)	420		424

FNMA, REMIC Series 2009-86, Class OT, PO, 10/25/2037	—	(a)	—	(a)

GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	3		3

Impac CMB Trust

Series 2004-9, Class 1A1, 0.85%, 1/25/2035 (k)	294		302

Series 2005-5, Class A4, 0.85%, 8/25/2035 (k)	217		216

Series 2005-8, Class 1AM, 0.79%, 2/25/2036 (k)	437		421

Series 2007-A, Class M3, 2.34%, 5/25/2037 ‡ (e) (k)	426		425

MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 2.63%, 4/25/2034 (k)	103		107

MASTR Alternative Loan Trust

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	98		100

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	201		182

Merrill Lynch Mortgage Investors Trust Series 2005-A5, Class A9, 2.97%, 6/25/2035 (k)	52		53

New Residential Mortgage Loan Trust Series 2019-NQM4, Class B2, 5.00%, 9/25/2059 ‡ (e) (k)	688		690

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1		1

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	3		4

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	—	(a)	—	(a)

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (e)	19		19

Seasoned Credit Risk Transfer Trust Series 2017-4, Class M60C, 3.50%, 6/25/2057	446		476

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.49%, 7/20/2036 (k)	156		153

Structured Asset Mortgage Investments II Trust Series 2005-AR2, Class 2A1, 0.55%, 5/25/2045 (k)	72		72

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 2.72%, 3/25/2035 (k)	145		150

Series 2005-AR10, Class 1A4, 3.09%, 9/25/2035 (k)	166		168

Series 2007-HY3, Class 3A3, 3.28%, 3/25/2037 (k)	269		270

Series 2006-AR17, Class 1A1A, 0.94%, 12/25/2046 (k)	312		309

Total collateralized mortgage obligations (cost $6,174)			6,448

Commercial Mortgage-backed Securities — 0.1%

FHLMC, Multi-Famil y Structured Pass-Through Certificates Series K075, Class X3, IO, 2.20%, 5/25/2028 (k)	2,250		283

FREMF Mortgage Trust Series 2017-KF40, Class B, 2.79%, 11/25/2027 (e) (k)	236		233

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (k)	28		27

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (e)	235		245

Total Commercial Mortgage-backed Securities (Cost $772)			788

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia) 3.25%, 4/22/2032	250		244

United Mexican States (Mexico) 4.13%, 1/21/2026	400		451

Total Foreign Government Securities (Cost $693)			695

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)
Loan Assignments — 0.0% (b) (l)

Food & Staples Retailing — 0.0% (b)

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 2 Month + 7.00%), 8.00%, 4/1/2024 ‡ (f)	47		49

Moran Foods LLC, Tranche A 2nd Lien Term Loan (ICE LIBOR USD 2 Month + 10.75%), 11.75%, 10/1/2024 (f)	65		57

			106

Machinery — 0.0% (b)

Navistar International Corp., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.60%, 11/6/2024 (f)	60		60

Total Loan Assignments (Cost $138)			166

	SHARES (000)
Preferred Stocks — 0.0% (b)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding LLC Series A, 10.00%, 6/6/2029‡ (Cost $61)	64		65

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Media — 0.0% (b)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) * ‡	1		19

Oil, Gas & Consumable Fuels — 0.0% (b)

Chesapeake Energy Corp. expiring 2/9/2026, price 27.63 USD *	1		13

expiring 2/9/2026, price 32.13 USD *	1		13

expiring 2/9/2026, price 36.18 USD *	—	(a)	7

			33

Total Warrants (Cost $—(a))			52

	SHARES (000)
Short-Term Investments — 9.8%

Investment Companies — 9.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (m)	95,270		95,317

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — continued

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (d) (m)	157	157

Total Investment Companies (Cost $95,470)		95,474

Total Investments — 105.6% (Cost $852,752)		1,034,249
Liabilities in Excess of Other Assets — (5.6)%		(55,293)

NET ASSETS — 100.0%		978,956

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY	PERCENT OF TOTAL INVESTMENTS

United States	75.6%

China	1.8

United Kingdom	1.6

France	1.4

Germany	1.0

Others (each less than 1.0%)	9.4

Short-Term Investments	9.2

Abbreviations

ABS	Asset-Backed Securities
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
OYJ	Public Limited Company
PJSC	Public Joint Stock Company

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2021

PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(g)	Defaulted security.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(i)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(l)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(m)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

DJ US Real Estate Index	379	09/2021	USD	15,043	(449)

EURO STOXX 50 Index	200	09/2021	EUR	9,629	(113)

FTSE 100 Index	97	09/2021	GBP	9,366	(99)

MSCI EAFE E-Mini Index	422	09/2021	USD	48,621	(372)

MSCI Emerging Markets E-Mini Index	2	09/2021	USD	137	(1)

S&P 500 E-Mini Index	117	09/2021	USD	25,088	348

TOPIX Index	54	09/2021	JPY	9,439	(67)

					(753)

Short Contracts

MSCI Emerging Markets E-Mini Index	(713)	09/2021	USD	(48,677)	98

Russell 2000 E-Mini Index	(107)	09/2021	USD	(12,337)	(1)

S&P Midcap 400 E-Mini Index	(62)	09/2021	USD	(16,680)	218

U.S. Treasury 10 Year Note	(230)	09/2021	USD	(30,457)	(4)

U.S. Treasury Ultra Bond	(100)	09/2021	USD	(19,253)	(815)

					(504)

					(1,257)

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of June 30, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	2,081	CHF	1,436	Citibank, NA	7/27/2021	8
BRL	2,633	USD	521	BNP Paribas **	7/27/2021	7
BRL	6,961	USD	1,358	Citibank, NA **	7/27/2021	38
CAD	2,935	USD	2,356	HSBC Bank, NA	7/27/2021	12
CHF	733	JPY	87,913	Goldman Sachs International	7/27/2021	1
CHF	1,438	SEK	13,261	Citibank, NA	7/27/2021	6
EUR	1,320	AUD	2,077	Barclays Bank plc	7/27/2021	9
EUR	1,994	AUD	3,149	HSBC Bank, NA	7/27/2021	3
EUR	456	CAD	671	Goldman Sachs International	7/27/2021	—	(a)
EUR	1,942	CHF	2,116	Citibank, NA	7/27/2021	15
EUR	216	CZK	5,484	BNP Paribas	7/27/2021	1
EUR	98	SEK	980	BNP Paribas	7/27/2021	1
GBP	339	AUD	617	Goldman Sachs International	7/27/2021	6

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
GBP	382	USD	528	BNP Paribas	7/27/2021	1
JPY	19,726	EUR	148	TD Bank Financial Group	7/27/2021	2
KRW	591,785	USD	523	Barclays Bank plc **	7/27/2021	1
MXN	5,396	EUR	219	Barclays Bank plc	7/27/2021	10
PLN	599	USD	157	Barclays Bank plc	7/27/2021	—	(a)
RUB	18,815	USD	256	Goldman Sachs International **	7/27/2021	—	(a)
SEK	3,308	EUR	325	Citibank, NA	7/27/2021	1
SEK	1,297	GBP	109	Goldman Sachs International	7/27/2021	1
SEK	5,661	USD	661	Goldman Sachs International	7/27/2021	1
TRY	2,312	USD	259	Barclays Bank plc	7/27/2021	3
USD	261	AUD	345	Barclays Bank plc	7/27/2021	3
USD	532	AUD	700	Goldman Sachs International	7/27/2021	7
USD	835	AUD	1,081	TD Bank Financial Group	7/27/2021	24
USD	2,372	CAD	2,903	Goldman Sachs International	7/27/2021	30
USD	790	CAD	956	TD Bank Financial Group	7/27/2021	18
USD	789	CHF	720	Goldman Sachs International	7/27/2021	10
USD	2,743	CHF	2,461	TD Bank Financial Group	7/27/2021	81
USD	264	CLP	189,778	BNP Paribas **	7/27/2021	6
USD	261	CLP	191,276	Citibank, NA **	7/27/2021	—	(a)
USD	522	CNY	3,376	BNP Paribas **	7/27/2021	1
USD	677	COP	2,504,642	Barclays Bank plc **	7/27/2021	11
USD	531	COP	1,982,269	BNP Paribas **	7/27/2021	4
USD	261	COP	945,351	Goldman Sachs International **	7/27/2021	10
USD	308	CZK	6,441	BNP Paribas	7/27/2021	9
USD	788	EUR	647	Barclays Bank plc	7/27/2021	21
USD	2,374	EUR	1,962	Goldman Sachs International	7/27/2021	46
USD	790	GBP	558	BNP Paribas	7/27/2021	18
USD	790	GBP	558	Citibank, NA	7/27/2021	18
USD	537	HUF	153,063	BNP Paribas	7/27/2021	21
USD	797	IDR	11,447,716	BNP Paribas **	7/27/2021	13
USD	537	ILS	1,742	BNP Paribas	7/27/2021	2
USD	224	INR	16,697	BNP Paribas **	7/27/2021	—	(a)
USD	93	INR	6,783	Citibank, NA **	7/27/2021	2
USD	3,590	JPY	393,956	State Street Corp.	7/27/2021	43
USD	86	JPY	9,468	TD Bank Financial Group	7/27/2021	—	(a)
USD	273	KRW	305,021	Goldman Sachs International **	7/27/2021	3
USD	263	MXN	5,201	BNP Paribas	7/27/2021	3
USD	2,432	NZD	3,403	Barclays Bank plc	7/27/2021	53
USD	273	PHP	13,250	Barclays Bank plc **	7/27/2021	2
USD	1,094	PHP	52,512	Citibank, NA **	7/27/2021	21
USD	493	PHP	23,791	Goldman Sachs International **	7/27/2021	7
USD	168	PLN	627	BNP Paribas	7/27/2021	4
USD	1,359	RON	5,523	Barclays Bank plc	7/27/2021	31
USD	598	RUB	43,506	Goldman Sachs International **	7/27/2021	5
USD	526	TRY	4,514	Barclays Bank plc	7/27/2021	15
USD	825	TWD	22,739	Citibank, NA **	7/27/2021	9
USD	325	ZAR	4,471	Goldman Sachs International	7/27/2021	13
CAD	3,572	USD	2,871	State Street Corp.	7/29/2021	10
HKD	3,556	USD	458	BNP Paribas	7/29/2021	—	(a)
USD	7	CAD	9	Citibank, NA	7/29/2021	—	(a)
USD	701	CAD	848	State Street Corp.	7/29/2021	17
USD	11	CHF	10	BNP Paribas	7/29/2021	—	(a)
USD	379	CHF	346	State Street Corp.	7/29/2021	5
USD	123	CHF	113	TD Bank Financial Group	7/29/2021	1

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	580	DKK	3,576	BNP Paribas	7/29/2021	10
USD	148	DKK	907	Goldman Sachs International	7/29/2021	3
USD	1,238	DKK	7,599	State Street Corp.	7/29/2021	25
USD	13	DKK	81	TD Bank Financial Group	7/29/2021	— (a)
USD	112	EUR	94	BNP Paribas	7/29/2021	— (a)
USD	11,568	EUR	9,548	State Street Corp.	7/29/2021	239
USD	1,550	EUR	1,287	TD Bank Financial Group	7/29/2021	23
USD	8	GBP	6	Goldman Sachs International	7/29/2021	— (a)
USD	415	GBP	299	State Street Corp.	7/29/2021	1
USD	274	JPY	29,972	BNP Paribas	7/29/2021	4
USD	19	JPY	2,083	State Street Corp.	7/29/2021	— (a)
USD	505	SEK	4,220	BNP Paribas	7/29/2021	12
USD	325	SEK	2,703	Merrill Lynch International	7/29/2021	8
USD	305	SEK	2,571	State Street Corp.	7/29/2021	6
USD	305	SEK	2,527	TD Bank Financial Group	7/29/2021	9

Total unrealized appreciation						1,064

AUD	1,412	CAD	1,318	Goldman Sachs International	7/27/2021	(4)
AUD	3,122	SEK	20,045	Citibank, NA	7/27/2021	(1)
AUD	631	USD	476	Goldman Sachs International	7/27/2021	(3)
BRL	2,592	USD	525	Goldman Sachs International **	7/27/2021	(5)
CAD	636	MXN	10,418	Barclays Bank plc	7/27/2021	(8)
CAD	963	USD	791	HSBC Bank, NA	7/27/2021	(14)
CAD	1,321	USD	1,088	Standard Chartered Bank	7/27/2021	(22)
CHF	2,158	EUR	1,973	State Street Corp.	7/27/2021	(7)
CHF	84	GBP	66	Barclays Bank plc	7/27/2021	(1)
CHF	447	GBP	351	Goldman Sachs International	7/27/2021	(2)
CHF	238	JPY	29,108	Citibank, NA	7/27/2021	(5)
CHF	709	JPY	85,479	TD Bank Financial Group	7/27/2021	(3)
CHF	1,165	USD	1,271	Goldman Sachs International	7/27/2021	(10)
CLP	790,089	USD	1,095	Citibank, NA **	7/27/2021	(20)
CLP	190,890	USD	262	Goldman Sachs International**	7/27/2021	(3)
COP	974,370	USD	264	Barclays Bank plc **	7/27/2021	(5)
COP	963,302	USD	261	BNP Paribas **	7/27/2021	(5)
CZK	28,376	USD	1,353	State Street Corp.	7/27/2021	(34)
EUR	216	TRY	2,319	Barclays Bank plc	7/27/2021	(7)
EUR	198	USD	241	BNP Paribas	7/27/2021	(6)
EUR	4,961	USD	6,017	State Street Corp.	7/27/2021	(131)
GBP	2,226	EUR	2,603	HSBC Bank, NA	7/27/2021	(8)
GBP	560	USD	786	Barclays Bank plc	7/27/2021	(12)
GBP	2,106	USD	2,973	Goldman Sachs International	7/27/2021	(59)
HUF	149,981	EUR	432	BNP Paribas	7/27/2021	(7)
HUF	77,895	USD	269	Barclays Bank plc	7/27/2021	(6)
IDR	2,445,956	USD	171	BNP Paribas **	7/27/2021	(3)
ILS	890	USD	274	Citibank, NA	7/27/2021	(1)
INR	198,682	USD	2,698	Goldman Sachs International **	7/27/2021	(34)
JPY	262,541	EUR	1,994	Citibank, NA	7/27/2021	(1)
JPY	58,355	GBP	380	BNP Paribas	7/27/2021	(1)
JPY	263,715	USD	2,378	Citibank, NA	7/27/2021	(4)
MXN	12,948	USD	650	Goldman Sachs International	7/27/2021	(3)
NZD	3,368	CAD	2,922	Goldman Sachs International	7/27/2021	(3)
NZD	132	EUR	78	Barclays Bank plc	7/27/2021	— (a)
NZD	1,033	USD	722	Goldman Sachs International	7/27/2021	— (a)
PLN	1,273	USD	337	Goldman Sachs International	7/27/2021	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
RON	5,523	USD	1,347	BNP Paribas	7/27/2021	(19)
RUB	18,848	USD	260	Barclays Bank plc **	7/27/2021	(3)
RUB	19,109	USD	264	Citibank, NA **	7/27/2021	(4)
RUB	57,697	USD	794	Goldman Sachs International **	7/27/2021	(8)
SEK	3,996	EUR	394	Barclays Bank plc	7/27/2021	— (a)
SEK	6,811	USD	818	Barclays Bank plc	7/27/2021	(22)
THB	6,144	USD	193	Barclays Bank plc	7/27/2021	(2)
THB	6,402	USD	206	HSBC Bank, NA	7/27/2021	(6)
TRY	4,599	USD	527	Barclays Bank plc	7/27/2021	(6)
TRY	9,214	USD	1,077	HSBC Bank, NA	7/27/2021	(32)
TWD	8,044	USD	289	BNP Paribas **	7/27/2021	(1)
USD	692	BRL	3,497	BNP Paribas **	7/27/2021	(9)
USD	267	BRL	1,338	Goldman Sachs International **	7/27/2021	(2)
USD	262	MXN	5,330	Goldman Sachs International	7/27/2021	(5)
ZAR	9,401	USD	679	Standard Chartered Bank	7/27/2021	(23)
AUD	2,555	USD	1,990	Australia & New Zealand Banking Group Ltd.	7/29/2021	(74)
CHF	2,092	USD	2,296	Merrill Lynch International	7/29/2021	(33)
EUR	20	USD	24	BNP Paribas	7/29/2021	— (a)
EUR	79	USD	94	Goldman Sachs International	7/29/2021	(1)
EUR	2,891	USD	3,504	Merrill Lynch International	7/29/2021	(74)
EUR	378	USD	451	State Street Corp.	7/29/2021	(2)
GBP	1,406	USD	1,957	State Street Corp.	7/29/2021	(11)
GBP	20	USD	28	TD Bank Financial Group	7/29/2021	— (a)
HKD	5,025	USD	648	Australia & New Zealand Banking Group Ltd.	7/29/2021	— (a)
JPY	15,118	USD	138	Goldman Sachs International	7/29/2021	(2)
JPY	127,713	USD	1,161	Merrill Lynch International	7/29/2021	(11)
JPY	514,094	USD	4,776	State Street Corp.	7/29/2021	(147)
JPY	189,255	USD	1,733	TD Bank Financial Group	7/29/2021	(29)
NOK	1,513	USD	182	Merrill Lynch International	7/29/2021	(7)
SEK	1,089	USD	131	Goldman Sachs International	7/29/2021	(4)
SEK	1,355	USD	160	State Street Corp.	7/29/2021	(1)
SEK	1,439	USD	170	TD Bank Financial Group	7/29/2021	(2)
SGD	391	USD	295	TD Bank Financial Group	7/29/2021	(4)

Total unrealized depreciation						(985)

Net unrealized appreciation						79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
CNY	China Yuan
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$762,315
Investments in affiliates, at value	271,934
Cash	2,886
Foreign currency, at value	230
Deposits at broker for futures contracts	95
Receivables:
Investment securities sold	59,011
Investment securities sold — delayed delivery securities	30,907
Fund shares sold	1,805
Interest from non-affiliates	1,248
Dividends from non-affiliates	498
Dividends from affiliates	—	(a)
Tax reclaims	513
Unrealized appreciation on forward foreign currency exchange contracts	1,064

Total Assets	1,132,506

LIABILITIES:
Payables:
Distributions	48
Investment securities purchased	81,856
Investment securities purchased — delayed delivery securities	68,962
Fund shares redeemed	502
Variation margin on futures contracts	565
Unrealized depreciation on forward foreign currency exchange contracts	985
Accrued liabilities:
Investment advisory fees	330
Administration fees	28
Distribution fees	34
Service fees	27
Custodian and accounting fees	102
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred foreign capital gains tax	33
Other	78

Total Liabilities	153,550

Net Assets	$978,956

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$696,902
Total distributable earnings (loss)	282,054

Total Net Assets	$978,956

Net Assets:
Class A	$127,332
Class C	12,244
Class I	62,026
Class L	185,229
Class R6	592,125

Total	$978,956

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,893
Class C	669
Class I	3,332
Class L	9,974
Class R6	31,891

Net Asset Value (a):
Class A — Redemption price per share	$18.47
Class C — Offering price per share (b)	18.31
Class I — Offering and redemption price per share	18.61
Class L — Offering and redemption price per share	18.57
Class R6 — Offering and redemption price per share	18.57
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.34

Cost of investments in non-affiliates	$582,355
Cost of investments in affiliates	270,397
Cost of foreign currency	172

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	37

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6,724
Interest income from affiliates	— (a)
Dividend income from non-affiliates	9,143
Dividend income from affiliates	3,724
Foreign taxes withheld (net)	(474)

Total investment income	19,117

EXPENSES:
Investment advisory fees	4,366
Administration fees	682
Distribution fees:
Class A	295
Class C	101
Service fees:
Class A	295
Class C	34
Class I	153
Class L	172
Custodian and accounting fees	444
Interest expense to affiliates	8
Professional fees	110
Trustees’ and Chief Compliance Officer’s fees	28
Printing and mailing costs	40
Registration and filing fees	68
Transfer agency fees (See Note 2.L.)	66
Other	36

Total expenses	6,898

Less fees waived	(1,431)

Net expenses	5,467

Net investment income (loss)	13,650

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	132,222 (b)
Investments in affiliates	(2,406)
Futures contracts	29,456
Foreign currency transactions	106
Forward foreign currency exchange contracts	3,309

Net realized gain (loss)	162,687

Distributions of capital gains received from investment company affiliates	3,359
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	64,162 (c)
Investments in affiliates	(1,997)
Futures contracts	(3,016)
Foreign currency translations	(11)
Forward foreign currency exchange contracts	1,021

Change in net unrealized appreciation/depreciation	60,159

Net realized/unrealized gains (losses)	226,205

Change in net assets resulting from operations	$239,855

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of $(139).
(c)	Net of change in foreign capital gains tax of $(58).

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,650	$20,839
Net realized gain (loss)	162,687	46,159
Distributions of capital gains received from investment company affiliates	3,359	27
Change in net unrealized appreciation/depreciation	60,159	(42,576)

Change in net assets resulting from operations	239,855	24,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,258)	(9,645)
Class C	(1,075)	(1,453)
Class I	(5,731)	(5,796)
Class L	(15,439)	(14,454)
Class R6	(48,608)	(60,531)

Total distributions to shareholders	(81,111)	(91,879)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(98,513)	(122,455)

NET ASSETS:
Change in net assets	60,231	(189,885)
Beginning of period	918,725	1,108,610

End of period	$978,956	$918,725

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,358	$3,791
Distributions reinvested	10,056	9,497
Cost of shares redeemed	(16,219)	(18,329)

Change in net assets resulting from Class A capital transactions	4,195	(5,041)

Class C
Proceeds from shares issued	1,757	2,121
Distributions reinvested	1,066	1,389
Cost of shares redeemed	(8,648)	(5,433)

Change in net assets resulting from Class C capital transactions	(5,825)	(1,923)

Class I
Proceeds from shares issued	7,889	6,783
Distributions reinvested	5,600	5,683
Cost of shares redeemed	(22,065)	(25,285)

Change in net assets resulting from Class I capital transactions	(8,576)	(12,819)

Class L
Proceeds from shares issued	15,330	12,238
Distributions reinvested	14,842	13,903

Cost of shares redeemed	(22,242)	(92,122)

Change in net assets resulting from Class L capital transactions	7,930	(65,981)
Class R6
Proceeds from shares issued	22,418	33,820
Distributions reinvested	47,801	60,531
Cost of shares redeemed	(166,456)	(131,042)

Change in net assets resulting from Class R6 capital transactions	(96,237)	(36,691)

Total change in net assets resulting from capital transactions	$(98,513)	$(122,455)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	594	239
Reinvested	589	595
Redeemed	(935)	(1,167)

Change in Class A Shares	248	(333)

Class C
Issued	100	131
Reinvested	63	87
Redeemed	(505)	(348)

Change in Class C Shares	(342)	(130)

Class I
Issued	448	421
Reinvested	325	354
Redeemed	(1,282)	(1,565)

Change in Class I Shares	(509)	(790)

Class L
Issued	870	763
Reinvested	864	866
Redeemed	(1,254)	(5,617)

Change in Class L Shares	480	(3,988)

Class R6
Issued	1,276	2,054
Reinvested	2,780	3,778
Redeemed	(10,095)	(8,442)

Change in Class R6 Shares	(6,039)	(2,610)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2021	$15.53	$0.21	$4.29	$4.50	$(0.26)	$(1.30)	$(1.56)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)

Class C
Year Ended June 30, 2021	15.40	0.12	4.26	4.38	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)

Class I
Year Ended June 30, 2021	15.64	0.25	4.32	4.57	(0.30)	(1.30)	(1.60)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)

Class L
Year Ended June 30, 2021	15.60	0.26	4.32	4.58	(0.31)	(1.30)	(1.61)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)

Class R6
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$18.47	29.94%	$127,332	0.89%	1.20%	1.18%	119%
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72

18.31	29.34	12,244	1.40	0.70	1.64	119
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72

18.61	30.22	62,026	0.65	1.45	0.89	119
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72

18.57	30.39	185,229	0.59	1.51	0.74	119
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72

18.57	30.48	592,125	0.52	1.58	0.64	119
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

44	J.P. MORGAN FUNDS	JUNE 30, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$4,117	$6,843	$10,960
Collateralized Mortgage Obligations	—	5,333	1,115	6,448
Commercial Mortgage-Backed Securities	—	788	—	788
Common Stocks
Aerospace & Defense	4,016	3,216	—	7,232
Air Freight & Logistics	1,768	628	—	2,396
Airlines	2,075	—	—	2,075
Auto Components	89	228	—	317
Automobiles	4,344	3,652	—	7,996
Banks	30,351	10,189	—	40,540
Beverages	6,983	5,678	—	12,661
Biotechnology	12,675	120	—	12,795
Building Products	4,740	49	—	4,789
Capital Markets	15,850	2,568	—	18,418
Chemicals	4,454	3,598	—	8,052
Commercial Services & Supplies	2,330	108	—	2,438
Communications Equipment	1,761	119	—	1,880
Construction & Engineering	885	3,234	—	4,119
Construction Materials	895	1,691	—	2,586
Consumer Finance	3,730	50	—	3,780
Containers & Packaging	3,299	90	—	3,389
Distributors	1,046	—	—	1,046
Diversified Consumer Services	719	—	—	719
Diversified Financial Services	3,115	285	—	3,400
Diversified Telecommunication Services	2,297	1,331	—	3,628
Electric Utilities	8,600	3,483	—	12,083
Electrical Equipment	5,510	2,737	—	8,247
Electronic Equipment, Instruments & Components	2,508	1,987	—	4,495

JUNE 30, 2021	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Energy Equipment & Services	$145	$20	$—		$165
Entertainment	6,458	220	—		6,678
Equity Real Estate Investment Trusts (REITs)	13,765	—	—		13,765
Food & Staples Retailing	3,687	150	15		3,852
Food Products	2,436	2,924	—		5,360
Gas Utilities	326	130	—		456
Health Care Equipment & Supplies	10,788	136	—		10,924
Health Care Providers & Services	10,502	77	—	(a)	10,579
Health Care Technology	204	—	—		204
Hotels, Restaurants & Leisure	11,153	835	—	(a)	11,988
Household Durables	2,050	3,749	—		5,799
Household Products	2,425	1,589	—		4,014
Independent Power and Renewable Electricity Producers	28	47	—		75
Industrial Conglomerates	2,158	78	—		2,236
Insurance	10,631	8,713	—		19,344
Interactive Media & Services	21,138	4,097	—		25,235
Internet & Direct Marketing Retail	14,143	5,650	204		19,997
IT Services	16,589	1,665	—		18,254
Leisure Products	422	—	—		422
Life Sciences Tools & Services	2,933	1,554	—		4,487
Machinery	10,302	5,381	—		15,683
Media	7,291	—	—		7,291
Metals & Mining	1,264	4,643	—		5,907
Multiline Retail	1,332	—	—		1,332
Multi-Utilities	443	483	—		926
Oil, Gas & Consumable Fuels	10,544	1,810	—		12,354
Paper & Forest Products	86	—	—		86
Personal Products	1,099	1,136	—		2,235
Pharmaceuticals	12,008	4,369	—		16,377
Professional Services	2,968	2,660	—		5,628
Real Estate Management & Development	1,117	289	—		1,406
Road & Rail	8,211	—	—		8,211
Semiconductors & Semiconductor Equipment	26,241	5,825	—		32,066
Software	26,497	172	—		26,669
Specialty Retail	12,451	56	—		12,507
Technology Hardware, Storage & Peripherals	14,671	5,644	—		20,315
Textiles, Apparel & Luxury Goods	2,526	6,282	—		8,808
Thrifts & Mortgage Finance	—	221	—		221
Tobacco	968	—	—		968
Trading Companies & Distributors	119	1,741	—		1,860
Transportation Infrastructure	152	—	—		152
Water Utilities	46	—	—		46
Wireless Telecommunication Services	2,080	171	—		2,251

Total Common Stocks	398,437	117,558	219		516,214

Corporate Bonds	—	102,221	—		102,221
Exchange-Traded Funds	19,406	—	—		19,406
Foreign Government Securities	—	695	—		695
Investment Companies	157,060	—	—		157,060
Loan Assignments
Food & Staples Retailing	—	57	49		106
Machinery	—	60	—		60

Total Loan Assignments	—	117	49		166

Mortgage-Backed Securities	—	38,476	—		38,476
Preferred Stocks	—	—	65		65

46	J.P. MORGAN FUNDS	JUNE 30, 2021

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$86,224	$—	$86,224
Warrants
Media	—	—	19	19
Oil, Gas & Consumable Fuels	33	—	—	33

Total Warrants	33	—	19	52

Short-Term Investments
Investment Companies	95,474	—	—	95,474

Total Investments in Securities	$670,410	$355,529	$8,310	$1,034,249

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$1,064	$—	$1,064
Futures Contracts	664	—	—	664
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(985)	—	(985)
Futures Contracts	(1,921)	—	—	(1,921)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(1,257)	$79	$—	$(1,178)

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of June 30, 2020		Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$20,226		$118		$165	$51		$—	(a)	$(13,717)	$—	$—	$6,843
Collateralized Mortgage Obligations	11,503		29		624	7		—		(11,048)	—	—	1,115
Commercial Mortgage-Backed Securities	2,000		29		58	—	(a)	—		(2,087)	—	—	—
Common Stocks	3		—	(a)	211	—		5		— (a)	—	—	219
Loan Assignments	89		—		(21)	(1)		5		(23)	—	—	49
Preferred Stocks	—		—	(a)	3	—		73		(11)	—	—	65
Rights	—	(a)	—	(a)	—	—		—		—	—	—	—
Warrants	22		—		49	—		—	(a)	(52)	—	—	19

Total	$33,843		$176		$1,089	$57		$83		$(26,938)	$—	$—	$8,310

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2021, which were valued using significant unobservable inputs (level 3) amounted to $497. This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

JUNE 30, 2021	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$6,843	Discounted Cash Flow	Constant Prepayment Rate	1.00% - 18.00% (6.47%)
			Constant Default Rate	0.79% - 6.80% (2.87%)
			Yield (Discount Rate of Cash Flows)	1.23% -10.79% (3.05%)

Asset-Backed Securities	6,843

	424	Discounted Cash Flow	Constant Prepayment Rate	14.86% (14.86%)
			Constant Default Rate	5.60% (5.60%)
			Yield (Discount Rate of Cash Flows)	3.41% (3.41%)

Commercial Mortgage Obligations	424

	49	Terms of Exchange Offer	Expected Recovery	100.00% (100.00%)

Loan Assignments	49

	15	Market Comparable Companies	EBITDA Multiple (b)	6.0x (6.0x)
	—	Pending Distribution	Expected Recovery	$0.00

Common Stocks	15

Total	$7,331

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30, 2021, the value of these investments was $979. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

As of June 30, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

48	J.P. MORGAN FUNDS	JUNE 30, 2021

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities.

The Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at June 30, 2021 are detailed on the SOI.

E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended June 30, 2021.

JUNE 30, 2021	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Japan ETF(a)	$—	$19,402	$—	$—	$(2)	$19,400	343	$—	$—
JPMorgan Core Bond Fund Class R6 Shares(a)	4,000	200,770	106,003	(1,230)	881	98,418	8,167	1,195	816
JPMorgan Corporate Bond Fund Class R6 Shares(a)	98,796	44,057	138,006	(1,330)	(3,517)	—	—	2,054	2,543
JPMorgan Emerging Markets Debt Fund Class R6 Shares(a)	898	13,316	14,335	122	(1)	—	—	345	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares(a)	937	31	1,002	34	— (b)	—	—	31	—
JPMorgan Europe Dynamic Fund Class R6 Shares(a)	—	39,204	—	—	—	39,204	1,252	—	—
JPMorgan Large Cap Value Fund Class R6 Shares(a)	—	18,784	—	—	654	19,438	963	34	—
JPMorgan Prime Money Market Fund Class IM Shares, 0.07%(a)(c)	64,384	842,866	811,919	(2)	(12)	95,317	95,270	64	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(a)(c)	627	60,062	60,532	— (b)	— (b)	157	157	1	—

Total	$169,642	$1,238,492	$1,131,797	$(2,406)	$(1,997)	$271,934		$3,724	$3,359

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Fund used index, treasury or other financial futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or

50	J.P. MORGAN FUNDS	JUNE 30, 2021

expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

I. Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

J. Summary of Derivatives Information

The following table presents the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$664
Unrealized Depreciation on Futures Contracts*	(1,102)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,064
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(985)

Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts*	(819)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(1,257)
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	79

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a

JUNE 30, 2021	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

The following table presents the effect of derivatives on the Statement of Operations for the year ended June 30, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$28,990

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	3,309

Interest Rate Risk Exposure:
Futures Contracts	466

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(2,314)

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	1,021

Interest Rate Risk Exposure:
Futures Contracts	(702)

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts and forward foreign currency exchange contracts activity during the year ended June 30, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Equity:
Average Notional Balance Long	$97,300
Average Notional Balance Short	19,836
Ending Notional Balance Long	117,323
Ending Notional Balance Short	77,694

Futures Contracts — Interest Rate:
Average Notional Balance Long	31,499
Average Notional Balance Short	25,854
Ending Notional Balance Short	49,710

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	275,613
Average Settlement Value Sold	154,068
Ending Settlement Value Purchased	91,039
Ending Settlement Value Sold	50,188

The Fund’s derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

52	J.P. MORGAN FUNDS	JUNE 30, 2021

L. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$54	$1	$6	$1	$4	$66

The Fund invested in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(210)	$8,185	$(7,975)

The reclassifications for the Fund relate primarily to investments in passive foreign investment companies (“PFICs”), investments in regulated investment companies and foreign currency gains or losses.

P. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Fund’s financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the

JUNE 30, 2021	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$5	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%

The expense limitation agreement was in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

54	J.P. MORGAN FUNDS	JUNE 30, 2021

To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

For the year ended June 30, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$622	$414	$342	$1,378

Additionally, the Fund may invest in Underlying Funds advised by the Adviser. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these affiliated Underlying Funds for the year ended June 30, 2021 was $53.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S Government	Sales of U.S. Government
$919,374	$1,066,749	$86,588	$25,174

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$859,528	$178,521	$4,978	$173,543

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$23,376	$57,735	$81,111

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	J.P. MORGAN FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$22,604	$69,275	$91,879

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$39,001	$86,733	$156,400

The cumulative timing differences primarily consist of investments in PFICs, mark to market of futures contracts, wash sale loss deferrals and straddle loss deferrals.

As of June 30, 2021, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Fund did not utilize the Credit Facility during the year ended June 30, 2021.

56	J.P. MORGAN FUNDS	JUNE 30, 2021

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2021, the Fund had one individual shareholder and/or affiliated omnibus account and one individual shareholder and/or non-affiliated omnibus account, which owned 17.3% and 32.2% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of June 30, 2021, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs

JUNE 30, 2021	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

58	J.P. MORGAN FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2021, the related statement of operations for the year ended June 30, 2021, the statement of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN FUNDS	59

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

60	J.P. MORGAN FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021: Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2021	J.P. MORGAN FUNDS	61

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

62	J.P. MORGAN FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN FUNDS	63

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,080.00	$4.59	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class C
Actual	1,000.00	1,077.40	7.16	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class I
Actual	1,000.00	1,081.30	3.30	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class L
Actual	1,000.00	1,081.80	2.99	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,082.20	2.63	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

64	J.P. MORGAN FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of the Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the J.P. Morgan Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of the Fund’s investments; and (2) perform additional stress testing. The Report noted that the Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN FUNDS	65

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 15.60% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021.

Long Term Capital Gain

The Fund distributed $57,735, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021.

Qualified Dividend Income (QDI)

The Fund had $7,924, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021.

66	J.P. MORGAN FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-DIV-621

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2021

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package -- and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	47.46%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$131,894

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the financials sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Charles Schwab, a financial services provider, rose following the company’s $26 billion acquisition of TD Ameritrade in October 2020 and amid general investor demand for financials sector stocks.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xcel Energy Inc., Home Depot Inc. and Discovery Inc. Shares of Xcel, an electricity and natural gas utility, fell late in the period following a run-up in the share price in early 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	4.8
3.	Alphabet, Inc., Class C	4.7
4.	AutoZone, Inc.	3.8
5.	Amazon.com, Inc.	3.8
6.	Berkshire Hathaway, Inc., Class B	3.5
7.	Loews Corp.	3.4
8.	Capital One Financial Corp.	3.1
9.	Bank of America Corp.	3.0
10.	AbbVie, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	23.4%
Financials	15.0
Communication Services	13.1
Health Care	12.7
Consumer Discretionary	10.8
Materials	5.0
Real Estate	4.6
Industrials	3.6
Energy	3.5
Utilities	2.8
Consumer Staples	2.8
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		39.35%	18.13%	14.55%
Without Sales Charge		47.07	19.40	15.18
CLASS C SHARES	July 29, 2011
With CDSC**		45.37	18.81	14.71
Without CDSC		46.37	18.81	14.71
CLASS I SHARES	July 29, 2011	47.46	19.71	15.47
CLASS R6 SHARES	October 1, 2018	47.82	19.88	15.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.16%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$46,405,657

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CME Group Inc. and General Dynamics Corp., and its underweight position in Alphabet Inc. Shares of CME Group, a financial derivatives market operator, underperformed after the company reported lower-than-expected earnings and revenue for the third quarter of 2020. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2020. Shares of Alphabet, parent company of Google Inc., which were not held in the Fund, rose on continued growth in earnings and revenue throughout the period.

Leading individual contributors to relative performance included the Fund’s underweight positions in AT&T Corp. and Intel Corp. and its out-of-Benchmark position in Deere Inc. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Deere, a maker of agriculture and construction equipment, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings forecast for the fiscal year 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Comcast Corp., Class A	2 .6%
2.	BlackRock, Inc.	2 .5
3.	Bank of America Corp.	2 .4
4.	UnitedHealth Group, Inc.	2 .4
5.	ConocoPhillips	2 .4
6.	Bristol-Myers Squibb Co.	2 .2
7.	Analog Devices, Inc.	2 .2
8.	PNC Financial Services Group, Inc. (The)	2 .2
9.	Medtronic plc	2 .0
10.	Philip Morris International, Inc.	2 .0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	23.7%
Industrials	14.8
Health Care	14.4
Information Technology	9.5
Consumer Staples	8.6
Consumer Discretionary	8.1
Energy	5.6
Utilities	3.9
Communication Services	3.6
Materials	3.2
Real Estate	2.2
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		32.46%	11.63%	11.64%
Without Sales Charge		39.81	12.84	12.24
CLASS C SHARES	November 4, 1997
With CDSC**		38.19	12.29	11.79
Without CDSC		39.19	12.29	11.79
CLASS I SHARES	July 2, 1987	40.16	13.13	12.52
CLASS R2 SHARES	February 28, 2011	39.47	12.56	11.96
CLASS R3 SHARES	September 9, 2016	39.79	12.85	12.24
CLASS R4 SHARES	September 9, 2016	40.19	13.13	12.52
CLASS R5 SHARES	February 28, 2011	40.41	13.32	12.73
CLASS R6 SHARES	January 31, 2012	40.51	13.43	12.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.87%
S&P 500 Index	40.79%
ICE BofAML 3-Month US Treasury Bill Index	0.09%

Net Assets as of 6/30/2021 (In Thousands)	$900,804

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the twelve months ended June 30, 2021. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the industrials sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Nvidia Corp. and its overweight positions in Jack Henry & Associates Inc. and Progressive Corp. Shares of Nvidia, a semiconductor maker not held in the Fund, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported several quarters of lower-than-expected revenue. Shares of Progressive, a property and casualty insurer, fell amid lower-than-expected earnings and revenue for the first quarter of 2021 as well as a decline in monthly revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Target Corp. and Trane Technologies PLC, and its underweight position in Intel Corp. Shares of Target, a discount department store chain, rose following consecutive quarters of better-than-expected growth in earnings and revenue amid a strong rebound in consumer spending during the period. Shares of Trane Technologies, an air conditioning, heating and ventilation company, rose after the company reported better-than-expected earnings and revenue amid strong consumer and commercial demand. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index)	3.1
3.	BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index)	3.0
4.	UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index)	3.0
5.	Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index)	2.6
6.	Microsoft Corp.	1.6
7.	Intuit, Inc.	1.6
8.	Accenture plc, Class A	1.5
9.	Target Corp.	1.5
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	11.3%
Information Technology	11.2
Industrials	10.6
Consumer Staples	9.9
Financials	9.1
Communication Services	7.5
Consumer Discretionary	7.4
Utilities	6.3
Materials	3.3
Real Estate	2.6
Energy	0.8
Other***	15.3
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		22.76%	8.28%
Without Sales Charge		29.57	10.36
CLASS C SHARES	August 31, 2018
With CDSC**		28.03	9.81
Without CDSC		29.03	9.81
CLASS I SHARES	August 31, 2018	29.87	10.61
CLASS R5 SHARES	August 31, 2018	30.06	10.78
CLASS R6 SHARES	August 31, 2018	30.29	10.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	19.66%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$18,294,923

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and real estate investment trust sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and telecommunications sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp. and its underweight position in Intel Inc. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	S&P 500 Index 9/30/2021 at USD 4,065.00, European Style	1.5
9.	Tesla, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.4%
Consumer Discretionary	12.6
Health Care	12.6
Financials	11.4
Communication Services	11.0
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.4
Materials	2.3
Real Estate	1.8
Put Options Purchased	1.6
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		13.06%	9.56%	7.79%
Without Sales Charge		19.31	10.75	8.56
CLASS C SHARES	December 13, 2013
With CDSC**		17.76	10.21	8.02
Without CDSC		18.76	10.21	8.02
CLASS I SHARES	December 13, 2013	19.66	11.04	8.84
CLASS R5 SHARES	December 13, 2013	19.79	11.21	9.03
CLASS R6 SHARES	December 13, 2013	19.90	11.30	9.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity 2 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.63%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$1,391,868

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.3%
2.	Apple, Inc.	5.7
3.	Amazon.com, Inc.	4.3
4.	Alphabet, Inc., Class A	2.4
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.3
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.7%
Consumer Discretionary	12.3
Health Care	12.2
Financials	11.0
Communication Services	10.7
Industrials	8.3
Consumer Staples	4.8
Energy	2.7
Utilities	2.3
Materials	2.3
Real Estate	1.7
Put Options Purchased	0.3
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.54%
Without Sales Charge		6.54
CLASS C SHARES	February 26, 2021
With CDSC**		5.36
Without CDSC		6.36
CLASS I SHARES	February 26, 2021	6.63
CLASS R5 SHARES	February 26, 2021	6.66
CLASS R6 SHARES	February 26, 2021	6.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity 3 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.64%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$566,566

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.3%
Consumer Discretionary	12.6
Health Care	12.5
Financials	11.3
Communication Services	10.9
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.3
Materials	2.3
Real Estate	1.8
Put Options Purchased	0.8
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.50%
Without Sales Charge		6.50
CLASS C SHARES	February 26, 2021
With CDSC**		5.37
Without CDSC		6.37
CLASS I SHARES	February 26, 2021	6.64
CLASS R5 SHARES	February 26, 2021	6.64
CLASS R6 SHARES	February 26, 2021	6.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.37%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$37,416,380

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Seagen Inc., Regeneron Pharmaceuticals Inc. and DexCom Inc. Shares of Seagen, a drug development company, fell after the company reported lower-than-expected earnings for the first quarter of 2021. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against COVID-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Snap Inc. and ASML Holdings NV. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Snap, an online camera platform and social media provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of ASML Holdings, a semiconductor manufacturing equipment maker, rose on growth in demand amid a global supply shortage of semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Alphabet, Inc., Class C	6.0%
2.	Apple, Inc.	5.8
3.	Microsoft Corp.	4.7
4.	Facebook, Inc., Class A	4.5
5.	PayPal Holdings, Inc.	3.4
6.	Amazon.com, Inc.	3.2
7.	Deere & Co.	3.1
8.	Snap, Inc., Class A	2.5
9.	Charles Schwab Corp. (The)	2.1
10.	Morgan Stanley	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.9%
Communication Services	17.3
Consumer Discretionary	13.7
Health Care	10.8
Industrials	9.6
Financials	8.6
Consumer Staples	3.7
Materials	2.3
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		33.60%	26.47%	17.67%
Without Sales Charge		41.00	27.84	18.30
CLASS C SHARES	November 4, 1997
With CDSC**		39.32	27.20	17.83
Without CDSC		40.32	27.20	17.83
CLASS I SHARES	February 28, 1992	41.37	28.13	18.54
CLASS R2 SHARES	November 3, 2008	40.65	27.51	18.01
CLASS R3 SHARES	September 9, 2016	41.01	27.81	18.28
CLASS R4 SHARES	September 9, 2016	41.37	28.12	18.54
CLASS R5 SHARES	April 14, 2009	41.57	28.33	18.75
CLASS R6 SHARES	November 30, 2010	41.70	28.46	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	62.22%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$4,341,470

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors were the smallest contributors and no sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., General Motors Co. and ON Semiconductor Corp. Shares of U.S. Foods Holding, a foodservice distributor, rose after the company reported a narrower-than-expected loss for the first quarter of 2021 and amid investor demand for value stocks. Shares of ON Semiconductor, a semiconductor manufacturer, rose amid a surge in global demand for semiconductors in 2021. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for increased government spending on electric vehicle development.

Leading individual detractors from relative performance included the Fund’s overweight positions in FMC Corp. and Carter’s Inc. and its underweight position in Alphabet Inc. Shares of FMC, a diversified chemicals manufacturer, underperformed after the company issued a lower-than-expected earnings forecast for the first quarter and full year 2021. Shares of Carter’s, a maker of children’s apparel, underperformed late in the period following a run-up in the stock price driven by better-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Wells Fargo & Co.	3.8%
2.	US Foods Holding Corp.	3.6
3.	Bank of America Corp.	3.2
4.	Comcast Corp., Class A	2.7
5.	Lamb Weston Holdings, Inc.	2.7
6.	Cigna Corp.	2.7
7.	Freeport-McMoRan, Inc.	2.5
8.	State Street Corp.	2.4
9.	FMC Corp.	2.3
10.	Boeing Co. (The)	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	18.0%
Industrials	15.7
Health Care	15.0
Energy	9.9
Materials	9.5
Consumer Discretionary	8.9
Consumer Staples	8.0
Information Technology	5.9
Communication Services	3.3
Real Estate	2.9
Utilities	0.9
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		53.42%	14.15%	12.17%
Without Sales Charge		61.86	15.38	12.78
CLASS C SHARES	March 22, 1999
With CDSC**		60.04	14.79	12.32
Without CDSC		61.04	14.79	12.32
CLASS I SHARES	March 1, 1991	62.22	15.64	13.00
CLASS R2 SHARES	November 3, 2008	61.40	15.07	12.48
CLASS R3 SHARES	October 1, 2018	61.83	15.38	12.78
CLASS R4 SHARES	October 1, 2018	62.16	15.63	12.99
CLASS R5 SHARES	May 15, 2006	62.47	15.81	13.20
CLASS R6 SHARES	November 30, 2010	62.68	15.92	13.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	46.80%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$276,279

INVESTMENT OBJECTIVE**

The JPMorgan Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Lam Research Corp. and its overweight positions in Discovery Inc. and Alphabet Inc. Shares of Lam Research, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Discovery, an entertainment and media company, rose through most of the period before dropping sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Verizon Communications Inc., Electronic Arts Inc. and eBay Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of eBay, a provider of online marketplaces, underperformed after the company lowered its earnings forecast in April 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Bank of America Corp.	2.9%
2.	Verizon Communications, Inc.	2.5
3.	Medtronic plc	2.3
4.	Citigroup, Inc.	2.1
5.	Anthem, Inc.	1.9
6.	Eaton Corp. plc	1.9
7.	Bristol-Myers Squibb Co.	1.9
8.	Alphabet, Inc., Class C	1.8
9.	Lam Research Corp.	1.6
10.	Trane Technologies plc	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	19.0%
Industrials	13.5
Health Care	13.2
Communication Services	9.6
Consumer Discretionary	8.5
Information Technology	8.4
Consumer Staples	6.3
Energy	5.7
Materials	4.9
Utilities	4.2
Real Estate	3.4
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		38.78%	11.32%	10.33%
Without Sales Charge		46.45	12.53	10.93
CLASS C SHARES	February 19, 2005
With CDSC**		44.71	11.97	10.49
Without CDSC		45.71	11.97	10.49
CLASS I SHARES	February 28, 2003	46.80	12.77	11.14
CLASS R2 SHARES	November 3, 2008	46.05	12.22	10.64
CLASS R5 SHARES	May 15, 2006	46.96	12.95	11.34
CLASS R6 SHARES	November 30, 2010	47.17	13.05	11.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	41.81%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$19,843,651

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical sector and its underweight position and security selection in the consumer cyclical sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and NXP Semiconductors NV. and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of NXP Semiconductors and Taiwan Semiconductor Manufacturing, both semiconductor makers, rose amid a surge in global demand for semiconductors in 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Leidos Holdings Inc. and Northrop Grumman Corp., and its underweight position in Nvidia Corp. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Nvidia, a semiconductor maker not held in the fund, rose amid consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Alphabet, Inc., Class A	7.0
3.	Apple, Inc.	5.6
4.	Amazon.com, Inc.	5.4
5.	Mastercard, Inc., Class A	4.4
6.	Eaton Corp. plc	3.2
7.	Norfolk Southern Corp.	3.1
8.	Analog Devices, Inc.	3.1
9.	Prologis, Inc.	2.8
10.	Coca-Cola Co. (The)	2.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.1%
Consumer Discretionary	15.6
Financials	12.3
Health Care	11.4
Industrials	10.2
Communication Services	9.1
Utilities	4.1
Materials	3.0
Real Estate	2.8
Consumer Staples	2.8
Energy	0.3
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		33.76%	17.42%	14.29%
Without Sales Charge		41.18	18.68	14.90
CLASS C SHARES	September 10, 2001
With CDSC**		39.52	18.09	14.44
Without CDSC		40.52	18.09	14.44
CLASS I SHARES	September 10, 2001	41.64	18.96	15.14
CLASS L SHARES	September 17, 1993	41.81	19.13	15.31
CLASS R2 SHARES	November 3, 2008	40.92	18.39	14.61
CLASS R3 SHARES	September 9, 2016	41.30	18.67	14.90
CLASS R4 SHARES	September 9, 2016	41.58	18.95	15.14
CLASS R5 SHARES	May 15, 2006	41.79	19.16	15.34
CLASS R6 SHARES	November 30, 2010	41.98	19.27	15.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.38%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$1,307,588

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Mastercard Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of Mastercard, a credit card and payments company, underperformed amid investor concerns that the ongoing pandemic would limit consumer spending on travel in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported several quarters of lower-than-expected revenue during the period. Shares of VMware, a provider of cloud-based software, underperformed following a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc., Lam Research Inc. and Dell Technologies Inc. Shares of Applied Materials and Lam Research, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Dell Technologies, a provider of computers, software and services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	9.6%
2.	Apple, Inc.	8.7
3.	Amazon.com, Inc.	6.3
4.	Facebook, Inc., Class A	5.0
5.	Mastercard, Inc., Class A	3.2
6.	Adobe, Inc.	2.8
7.	Alphabet, Inc., Class C	2.6
8.	Alphabet, Inc., Class A	2.6
9.	Tesla, Inc.	2.3
10.	Intuit, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	42.8%
Consumer Discretionary	16.9
Communication Services	12.5
Health Care	10.5
Industrials	6.5
Consumer Staples	4.2
Real Estate	1.5
Financials	1.4
Others (each less than 1.0%)	1.0
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		32.69%	19.33%	15.17%
Without Sales Charge		40.03	20.62	15.79
CLASS C SHARES	February 19, 2005
With CDSC**		38.34	20.03	15.33
Without CDSC		39.34	20.03	15.33
CLASS I SHARES	February 28, 2003	40.38	20.93	16.08
CLASS R2 SHARES	November 3, 2008	39.68	20.32	15.50
CLASS R5 SHARES	May 15, 2006	40.59	21.12	16.29
CLASS R6 SHARES	November 02, 2015	40.73	21.23	16.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.65%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$2,651,246

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the semiconductors & hardware sector and its security selection and underweight position in the consumer stable sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Cisco Systems Inc. and Intel Corp., and long position in Diamondback Energy Inc. Shares of Cisco Systems, a provider of networking products and services, fell after pandemic-related supply chain problems led to decreased revenue in 2020. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021.

Leading individual detractors from relative performance included the Fund’s short positions in AMC Entertainment Holdings Inc. and General Electric Co., and its long position in Leidos Holdings Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Benchmark, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of General Electric, a technology and financial services conglomerate, rose amid investor expectations for a rebound in air travel and demand for jet engines. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 125% to 25%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	4.4
3.	Apple, Inc.	3.7
4.	Alphabet, Inc., Class A	3.2
5.	Facebook, Inc., Class A	2.6
6.	Mastercard, Inc., Class A	2.4
7.	NXP Semiconductors NV (China)	2.0
8.	Analog Devices, Inc.	1.8
9.	Norfolk Southern Corp.	1.5
10.	Wells Fargo & Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Take-Two Interactive Software, Inc.	2.6%
2.	3M Co.	2.2
3.	Clorox Co. (The)	2.2
4.	Kroger Co. (The)	2.2
5.	QUALCOMM, Inc.	2.1
6.	Exxon Mobil Corp.	1.9
7.	Intel Corp.	1.9
8.	Omnicom Group, Inc.	1.8
9.	Iron Mountain, Inc.	1.7
10.	Consolidated Edison, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Industrials	12.5
Consumer Discretionary	12.4
Health Care	12.0
Communication Services	11.1
Financials	8.8
Energy	4.2
Consumer Staples	4.0
Materials	3.9
Real Estate	2.7
Utilities	2.6
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	16.7%
Communication Services	15.1
Information Technology	14.1
Consumer Staples	10.9
Energy	8.3
Financials	7.8
Health Care	7.3
Real Estate	6.6
Utilities	5.9
Materials	4.7
Consumer Discretionary	2.6

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		34.84%	17.23%	13.90%
Without Sales Charge		42.30	18.50	14.52
CLASS C SHARES	November 1, 2005
With CDSC**		40.55	17.91	14.07
Without CDSC		41.55	17.91	14.07
CLASS I SHARES	November 1, 2005	42.65	18.80	14.81
CLASS R2 SHARES	November 3, 2008	41.77	18.12	14.19
CLASS R5 SHARES	May 15, 2006	42.70	18.90	14.97
CLASS R6 SHARES	November 1, 2017	42.86	18.99	15.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.92%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$5,052,042

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2021. The Fund’s security selection in the technology and telecommunications sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and real estate investment trusts sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp., and its underweight position in Intel Corp. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks as the economic rebound began in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.5
4.	Alphabet, Inc., Class A	2.6
5.	Facebook, Inc., Class A	2.3
6.	Alphabet, Inc., Class C	2.1
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.0%
Consumer Discretionary	12.9
Health Care	12.8
Financials	11.6
Communication Services	11.3
Industrials	8.7
Consumer Staples	5.0
Energy	2.8
Utilities	2.4
Materials	2.4
Real Estate	1.8
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		35.08%	16.62%	13.77%
Without Sales Charge		42.55	17.88	14.39
CLASS I SHARES	September 10, 2001	42.92	18.18	14.68
CLASS R6 SHARES	March 24, 2003	43.09	18.31	14.89

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.99%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$115,550

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and financials sectors was a leading detractor relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Lam Research Corp., Aptiv PLC and Applied Materials Corp. Shares of Lam Research and Applied Materials, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Aptiv, an automotive components manufacturer based in Ireland, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Verizon Communications and Electronic Arts Inc., and its underweight position in Alphabet Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.0%
2.	Apple, Inc.	4.3
3.	Walt Disney Co. (The)	3.5
4.	Mastercard, Inc., Class A	3.4
5.	Bank of America Corp.	2.9
6.	Home Depot, Inc. (The)	2.8
7.	Intuit, Inc.	2.7
8.	Trane Technologies plc	2.5
9.	Eaton Corp. plc	2.4
10.	Citigroup, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	31.8%
Health Care	14.3
Financials	12.8
Industrials	10.0
Consumer Discretionary	9.3
Communication Services	6.5
Real Estate	4.9
Consumer Staples	3.5
Utilities	1.6
Materials	1.3
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		33.26%	16.52%	13.82%
Without Sales Charge		40.64	17.79	14.43
CLASS C SHARES	February 19, 2005
With CDSC**		38.94	17.20	13.98
Without CDSC		39.94	17.20	13.98
CLASS I SHARES	February 28, 2003	40.99	18.08	14.72
CLASS R6 SHARES	September 30, 2020	41.02	18.09	14.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	44.88%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$1,706,985

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp. and AT&T Inc. and its overweight position in Wells Fargo & Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Wells Fargo & Co., a banking and financial services company, rose after the company reported better-than-expected earnings for the first quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc. Northrop Grumman Corp. and Home Depot Inc. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	BlackRock, Inc.	2.5%
2.	Wells Fargo & Co.	2.5
3.	Citigroup, Inc.	2.1
4.	Bank of America Corp.	2.1
5.	ConocoPhillips	2.1
6.	Bristol-Myers Squibb Co.	2.0
7.	Comcast Corp., Class A	1.9
8.	Morgan Stanley	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Berkshire Hathaway, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	28.1%
Health Care	14.4
Industrials	13.2
Consumer Discretionary	9.8
Information Technology	8.7
Energy	5.3
Communication Services	5.1
Materials	4.6
Consumer Staples	4.5
Utilities	3.0
Real Estate	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		37.27%	12.61%	12.18%
Without Sales Charge		44.88	13.83	12.79
CLASS C SHARES	January 2, 1998
With CDSC**		43.13	13.26	12.34
Without CDSC		44.13	13.26	12.34
CLASS I SHARES	January 25, 1996	45.22	14.12	13.08
CLASS R2 SHARES	November 2, 2015	44.51	13.55	12.63
CLASS R3 SHARES	July 31, 2017	44.89	13.84	12.79
CLASS R4 SHARES	July 31, 2017	45.26	14.12	13.08
CLASS R5 SHARES	November 2, 2015	45.47	14.31	13.19
CLASS R6 SHARES	November 2, 2015	45.60	14.40	13.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Banks — 3.0%

Bank of America Corp.	97	3,979

Biotechnology — 4.5%

AbbVie, Inc.	34	3,799

Regeneron Pharmaceuticals, Inc. *	4	2,167

		5,966

Capital Markets — 2.1%

Charles Schwab Corp. (The)	38	2,732

Construction Materials — 1.3%

Martin Marietta Materials, Inc.	5	1,650

Consumer Finance — 3.1%

Capital One Financial Corp.	26	4,023

Containers & Packaging — 2.5%

Packaging Corp. of America	24	3,280

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	4,615

Electric Utilities — 2.8%

Xcel Energy, Inc.	57	3,753

Electronic Equipment, Instruments & Components — 1.7%

Zebra Technologies Corp., Class A *	4	2,270

Equity Real Estate Investment Trusts (REITs) — 4.6%

Public Storage	8	2,435

Weyerhaeuser Co.	107	3,688

		6,123

Health Care Equipment & Supplies — 3.5%

Dexcom, Inc. *	5	2,318

Intuitive Surgical, Inc. *	2	2,258

		4,576

Health Care Providers & Services — 2.6%

UnitedHealth Group, Inc.	9	3,457

Hotels, Restaurants & Leisure — 1.9%

Booking Holdings, Inc. *	1	2,514

Household Products — 2.8%

Procter & Gamble Co. (The)	27	3,651

Insurance — 3.4%

Loews Corp.	82	4,481

Interactive Media & Services — 7.1%

Alphabet, Inc., Class C *	2	6,157

Facebook, Inc., Class A *	10	3,379

		9,536

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. *	1	5,016

IT Services — 6.5%

Global Payments, Inc.	10	1,937

Mastercard, Inc., Class A	10	3,782

PayPal Holdings, Inc. *	10	2,899

		8,618

Machinery — 3.6%

Deere & Co.	7	2,431

Stanley Black & Decker, Inc.	11	2,269

		4,700

Media — 3.6%

Charter Communications, Inc., Class A *	4	3,056

Discovery, Inc., Class C *	59	1,701

		4,757

Metals & Mining — 1.3%

Freeport-McMoRan, Inc.	45	1,662

Oil, Gas & Consumable Fuels — 3.5%

ConocoPhillips	43	2,601

Kinder Morgan, Inc.	107	1,953

		4,554

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	42	2,802

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	22	2,086

Lam Research Corp.	3	2,206

QUALCOMM, Inc.	15	2,085

		6,377

Software — 5.5%

Microsoft Corp.	27	7,304

Specialty Retail — 5.2%

AutoZone, Inc. *	3	5,053

Gap, Inc. (The)	52	1,744

		6,797

Technology Hardware, Storage & Peripherals — 4.8%

Apple, Inc.	46	6,324

Wireless Telecommunication Services — 2.3%

T-Mobile US, Inc. *	21	2,990

Total Common Stocks (Cost $82,263)		128,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $3,582)	3,580	3,582

Total Investments — 100.1% (Cost $85,845)		132,089
Liabilities in Excess of Other Assets — (0.1)%		(195)

NET ASSETS — 100.0%		131,894

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 4.3%

General Dynamics Corp.	3,339	628,512

Northrop Grumman Corp.	1,394	506,659

Raytheon Technologies Corp.	10,291	877,899

		2,013,070

Air Freight & Logistics — 1.1%

United Parcel Service, Inc., Class B	2,378	494,551

Banks — 7.8%

Bank of America Corp.	26,897	1,108,981

Citigroup, Inc.	8,711	616,311

PNC Financial Services Group, Inc. (The)	5,257	1,002,900

Truist Financial Corp.	7,848	435,549

US Bancorp	8,352	475,841

		3,639,582

Beverages — 1.8%

Coca-Cola Co. (The)	7,089	383,566

PepsiCo, Inc.	3,160	468,269

		851,835

Biotechnology — 0.6%

Amgen, Inc.	1,097	267,469

Building Products — 0.4%

Trane Technologies plc	1,067	196,507

Capital Markets — 9.1%

BlackRock, Inc.	1,297	1,134,845

Charles Schwab Corp. (The)	7,571	551,263

CME Group, Inc.	4,345	924,174

Morgan Stanley	9,576	878,008

Northern Trust Corp.	1,877	217,059

T. Rowe Price Group, Inc.	2,409	476,987

		4,182,336

Chemicals — 3.2%

Air Products and Chemicals, Inc.	2,422	696,654

PPG Industries, Inc.	4,512	765,985

		1,462,639

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,242	356,669

Consumer Finance — 2.7%

American Express Co.	4,766	787,467

Capital One Financial Corp.	2,888	446,683

		1,234,150

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	7,873	441,106

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.7%

Entergy Corp.	1,020	101,659

NextEra Energy, Inc.	9,410	689,587

Xcel Energy, Inc.	6,946	457,594

		1,248,840

Electrical Equipment — 1.7%

Eaton Corp. plc	5,204	771,078

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc.	2,324	95,043

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	768	139,742

AvalonBay Communities, Inc.	1,158	241,657

Boston Properties, Inc.	1,052	120,602

Prologis, Inc.	2,080	248,582

Realty Income Corp.	975	65,104

Ventas, Inc.	3,037	173,413

Vornado Realty Trust	1,029	48,041

		1,037,141

Food & Staples Retailing — 2.7%

Sysco Corp.	8,670	674,069

Walmart, Inc.	4,168	587,744

		1,261,813

Food Products — 1.2%

Mondelez International, Inc., Class A	8,853	552,805

Health Care Equipment & Supplies — 3.3%

Abbott Laboratories	1,119	129,714

Becton Dickinson and Co.	1,960	476,709

Medtronic plc	7,582	941,173

		1,547,596

Health Care Providers & Services — 4.3%

AmerisourceBergen Corp.	2,833	324,347

CVS Health Corp.	6,517	543,742

UnitedHealth Group, Inc.	2,762	1,106,187

		1,974,276

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,483	573,663

Starbucks Corp.	2,546	284,629

		858,292

Household Products — 0.8%

Procter & Gamble Co. (The)	2,749	370,929

Insurance — 4.2%

Arthur J Gallagher & Co.	2,439	341,671

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	2,728	433,510

Hartford Financial Services Group, Inc. (The)	5,655	350,466

Marsh & McLennan Cos., Inc.	1,103	155,188

MetLife, Inc.	6,268	375,113

Progressive Corp. (The)	3,048	299,296

		1,955,244

IT Services — 2.7%

Accenture plc, Class A	965	284,508

Fidelity National Information Services, Inc.	4,299	609,024

International Business Machines Corp.	2,566	376,083

		1,269,615

Leisure Products — 0.6%

Hasbro, Inc.	3,161	298,734

Machinery — 5.0%

Deere & Co.	1,488	524,939

Dover Corp.	5,765	868,234

Parker-Hannifin Corp.	2,081	639,201

Stanley Black & Decker, Inc.	1,404	287,863

		2,320,237

Media — 2.6%

Comcast Corp., Class A	21,181	1,207,748

Multi-Utilities — 1.2%

CMS Energy Corp.	5,244	309,842

Public Service Enterprise Group, Inc.	3,876	231,529

		541,371

Oil, Gas & Consumable Fuels — 5.6%

Chevron Corp.	6,436	674,062

ConocoPhillips	17,878	1,088,792

EOG Resources, Inc.	7,851	655,102

Valero Energy Corp.	2,150	167,835

		2,585,791

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	15,275	1,020,664

Eli Lilly & Co.	2,413	553,909

Johnson & Johnson	5,362	883,269

Merck & Co., Inc.	2,392	186,000

Organon & Co. *	239	7,237

Pfizer, Inc.	6,146	240,686

		2,891,765

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,671	708,832

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	5,849	1,006,926

Intel Corp.	1,360	76,333

Texas Instruments, Inc.	4,731	909,781

		1,993,040

Software — 1.5%

Microsoft Corp.	2,526	684,241

Specialty Retail — 4.8%

Advance Auto Parts, Inc.	1,017	208,705

Best Buy Co., Inc.	3,753	431,523

Gap, Inc. (The)	7,057	237,468

Home Depot, Inc. (The)	2,502	797,788

TJX Cos., Inc. (The)	8,348	562,818

		2,238,302

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	1,315	180,040

Seagate Technology Holdings plc (Ireland)	2,255	198,306

		378,346

Textiles, Apparel & Luxury Goods — 0.8%

VF Corp.	4,649	381,433

Tobacco — 2.0%

Philip Morris International, Inc.	9,433	934,877

Total Common Stocks (Cost $30,618,832)		45,247,303

Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $1,108,296)	1,107,879	1,108,433

Total Investments — 99.9% (Cost $31,727,128)		46,355,736
Other Assets Less Liabilities — 0.1%		49,921

NET ASSETS — 100.0%		46,405,657

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.3%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.	10	3,618

Air Freight & Logistics — 1.4%

United Parcel Service, Inc., Class B	61	12,647

Banks — 1.5%

Regions Financial Corp.	80	1,622

Truist Financial Corp.	30	1,657

US Bancorp	112	6,384

Wells Fargo & Co.	86	3,913

		13,576

Beverages — 2.5%

Coca-Cola Co. (The)	205	11,080

PepsiCo, Inc.	75	11,163

		22,243

Biotechnology — 2.7%

AbbVie, Inc.	101	11,428

Biogen, Inc. *	4	1,495

Regeneron Pharmaceuticals, Inc. *	9	5,138

Vertex Pharmaceuticals, Inc. *	31	6,335

		24,396

Building Products — 1.4%

Trane Technologies plc	69	12,616

Capital Markets — 2.5%

Intercontinental Exchange, Inc.	94	11,109

S&P Global, Inc.	27	11,016

		22,125

Chemicals — 3.0%

Corteva, Inc.	118	5,240

Eastman Chemical Co.	30	3,458

Linde plc (United Kingdom)	20	5,788

PPG Industries, Inc.	72	12,282

		26,768

Containers & Packaging — 0.4%

Avery Dennison Corp.	17	3,524

Diversified Financial Services — 1.3%

Berkshire Hathaway, Inc., Class B *	42	11,576

Diversified Telecommunication Services — 0.9%

Verizon Communications, Inc.	144	8,079

Electric Utilities — 4.1%

Duke Energy Corp.	107	10,569

Evergy, Inc.	86	5,215

NextEra Energy, Inc.	145	10,615

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

Xcel Energy, Inc.	166	10,928

		37,327

Electrical Equipment — 1.2%

Eaton Corp. plc	74	11,034

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	54	3,726

Entertainment — 0.8%

Netflix, Inc. *	13	6,969

Equity Real Estate Investment Trusts (REITs) — 2.7%

Equinix, Inc.	8	6,321

Prologis, Inc.	64	7,605

Public Storage	19	5,862

Sun Communities, Inc.	28	4,752

		24,540

Food & Staples Retailing — 1.8%

Costco Wholesale Corp.	31	12,155

Walmart, Inc.	29	4,048

		16,203

Food Products — 2.5%

Hershey Co. (The)	64	11,140

Mondelez International, Inc., Class A	179	11,174

		22,314

Health Care Equipment & Supplies — 1.0%

Boston Scientific Corp. *	60	2,584

Medtronic plc	49	6,133

		8,717

Health Care Providers & Services — 1.6%

Anthem, Inc.	10	3,706

UnitedHealth Group, Inc.	27	10,618

		14,324

Household Products — 2.3%

Kimberly-Clark Corp.	75	9,993

Procter & Gamble Co. (The)	82	11,079

		21,072

Insurance — 4.1%

Arthur J Gallagher & Co.	84	11,764

Chubb Ltd.	58	9,159

Hartford Financial Services Group, Inc. (The)	22	1,372

Progressive Corp. (The)	114	11,174

Travelers Cos., Inc. (The)	23	3,402

		36,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.4%

Alphabet, Inc., Class A *	5	13,057

Facebook, Inc., Class A *	25	8,766

		21,823

Internet & Direct Marketing Retail — 1.4%

Amazon.com, Inc. *	4	12,959

IT Services — 4.4%

Accenture plc, Class A	48	14,124

Automatic Data Processing, Inc.	28	5,471

Mastercard, Inc., Class A	25	9,064

Visa, Inc., Class A	48	11,264

		39,923

Life Sciences Tools & Services — 1.2%

Thermo Fisher Scientific, Inc.	22	11,245

Machinery — 2.5%

Deere & Co.	33	11,789

Stanley Black & Decker, Inc.	54	11,129

		22,918

Media — 2.4%

Charter Communications, Inc., Class A *	14	9,989

Comcast Corp., Class A	197	11,246

		21,235

Multiline Retail — 2.7%

Dollar General Corp.	50	10,926

Target Corp.	57	13,838

		24,764

Multi-Utilities — 2.3%

CMS Energy Corp.	173	10,227

Sempra Energy	51	6,745

WEC Energy Group, Inc.	45	3,995

		20,967

Oil, Gas & Consumable Fuels — 0.8%

TC Energy Corp. (Canada)	147	7,286

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	4	1,165

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	170	11,339

Eli Lilly & Co.	58	13,366

Johnson & Johnson	64	10,567

Merck & Co., Inc.	137	10,690

		45,962

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.4%

Booz Allen Hamilton Holding Corp.	86	7,319

Leidos Holdings, Inc.	48	4,853

		12,172

Road & Rail — 2.3%

Norfolk Southern Corp.	25	6,717

Old Dominion Freight Line, Inc.	47	11,995

Union Pacific Corp.	11	2,330

		21,042

Semiconductors & Semiconductor Equipment — 1.5%

Analog Devices, Inc.	32	5,558

Texas Instruments, Inc.	40	7,640

		13,198

Software — 4.0%

Adobe, Inc. *	6	3,536

Intuit, Inc.	29	14,455

Microsoft Corp.	54	14,495

Oracle Corp.	47	3,668

		36,154

Specialty Retail — 2.2%

Lowe’s Cos., Inc.	59	11,380

O’Reilly Automotive, Inc. *	8	4,655

TJX Cos., Inc. (The)	62	4,201

		20,236

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	54	7,339

Seagate Technology Holdings plc (Ireland)	42	3,695

		11,034

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	69	10,736

Tobacco — 1.0%

Altria Group, Inc.	81	3,843

Philip Morris International, Inc.	48	4,744

		8,587

Trading Companies & Distributors — 0.3%

WW Grainger, Inc.	6	2,534

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	79	11,436

Total Common Stocks (Cost $671,082)		741,641

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index) (a)	7	27,785

Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index) (a)	6	24,013

Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index) (a)	7	28,800

Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index) (a)	8	33,745

UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index) (a)	7	27,553

Total Equity-Linked Notes (Cost $142,941)		141,896

	SHARES (000)
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $43,928)	43,906	43,928

Total Investments — 103.0% (Cost $857,951)		927,465
Liabilities in Excess of Other Assets — (3.0)%		(26,661)

NET ASSETS — 100.0%		900,804

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	7	09/2021	USD	1,501	3

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	163	30,711

Northrop Grumman Corp.	176	63,860

Raytheon Technologies Corp.	1,100	93,844

		188,415

Air Freight & Logistics — 1.3%

FedEx Corp.	390	116,489

United Parcel Service, Inc., Class B	602	125,296

		241,785

Airlines — 0.3%

Delta Air Lines, Inc. *	468	20,225

Southwest Airlines Co. *	606	32,173

		52,398

Auto Components — 0.3%

Aptiv plc *	124	19,500

Magna International, Inc. (Canada)	444	41,137

		60,637

Automobiles — 1.6%

General Motors Co. *	685	40,554

Tesla, Inc. * (a)	379	257,573

		298,127

Banks — 3.5%

Bank of America Corp. (a)	2,362	97,389

Citigroup, Inc.	1,880	132,987

KeyCorp (a)	401	8,288

Regions Financial Corp.	2,659	53,664

SVB Financial Group *	59	32,640

Truist Financial Corp.	1,068	59,296

US Bancorp	1,411	80,370

Wells Fargo & Co.	3,972	179,880

		644,514

Beverages — 1.0%

Coca-Cola Co. (The) (a)	2,432	131,610

Constellation Brands, Inc., Class A	244	57,080

		188,690

Biotechnology — 2.1%

AbbVie, Inc.	1,677	188,893

Alexion Pharmaceuticals, Inc. *	105	19,285

Biogen, Inc. * (a)	157	54,415

Regeneron Pharmaceuticals, Inc. *	90	50,097

Vertex Pharmaceuticals, Inc. *	358	72,221

		384,911

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	367	25,220

Masco Corp.	942	55,466

Trane Technologies plc	688	126,734

		207,420

Capital Markets — 4.0%

Ameriprise Financial, Inc.	57	14,222

Charles Schwab Corp. (The)	244	17,789

Goldman Sachs Group, Inc. (The)	416	157,908

Intercontinental Exchange, Inc.	727	86,322

Morgan Stanley	1,441	132,110

S&P Global, Inc.	390	160,078

State Street Corp.	910	74,859

T. Rowe Price Group, Inc.	473	93,739

		737,027

Chemicals — 2.0%

Air Products and Chemicals, Inc.	78	22,413

Celanese Corp.	172	26,062

DuPont de Nemours, Inc.	759	58,758

Eastman Chemical Co.	725	84,643

Linde plc (United Kingdom)	186	53,695

LyondellBasell Industries NV, Class A	129	13,315

PPG Industries, Inc.	608	103,182

		362,068

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	52	19,715

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,089	57,730

Motorola Solutions, Inc.	48	10,436

		68,166

Consumer Finance — 0.5%

Capital One Financial Corp.	613	94,812

Containers & Packaging — 0.3%

Crown Holdings, Inc. (a)	194	19,870

Westrock Co.	523	27,822

		47,692

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	1,056	293,578

Voya Financial, Inc.	182	11,179

		304,757

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc. (a)	2,036	114,051

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	994	98,082

Evergy, Inc.	778	47,001

NextEra Energy, Inc.	1,802	132,062

Xcel Energy, Inc. (a)	858	56,494

		333,639

Electrical Equipment — 0.7%

Eaton Corp. plc	825	122,208

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	285	19,497

Entertainment — 1.1%

Netflix, Inc. * (a)	277	146,254

Walt Disney Co. (The) *	354	62,166

		208,420

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	349	46,333

Equinix, Inc.	98	78,510

Equity LifeStyle Properties, Inc.	203	15,066

Mid-America Apartment Communities, Inc.	218	36,657

Prologis, Inc.	731	87,413

Public Storage	47	14,091

Sun Communities, Inc.	100	17,115

UDR, Inc.	144	7,074

Ventas, Inc.	513	29,277

		331,536

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	153	60,699

Kroger Co. (The)	141	5,392

		66,091

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,679	104,833

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	985	114,223

ABIOMED, Inc. *	22	6,846

Becton Dickinson and Co.	213	51,887

Boston Scientific Corp. * (a)	1,727	73,857

Danaher Corp.	93	24,955

Dexcom, Inc. *	46	19,709

Intuitive Surgical, Inc. * (a)	33	30,362

Medtronic plc (a)	1,239	153,786

Zimmer Biomet Holdings, Inc. (a)	540	86,778

		562,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	162	18,508

Anthem, Inc. (a)	243	92,958

Centene Corp. *	433	31,561

Cigna Corp. (a)	459	108,793

UnitedHealth Group, Inc. (a)	592	237,137

		488,957

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. * (a)	34	73,667

Hilton Worldwide Holdings, Inc. *	373	45,024

Royal Caribbean Cruises Ltd. *	108	9,171

Yum! Brands, Inc.	498	57,253

		185,115

Household Durables — 0.5%

DR Horton, Inc.	69	6,199

Lennar Corp., Class A	809	80,356

		86,555

Household Products — 1.5%

Kimberly-Clark Corp.	509	68,119

Procter & Gamble Co. (The) (a)	1,548	208,921

		277,040

Industrial Conglomerates — 0.4%

Honeywell International, Inc. (a)	361	79,207

Insurance — 1.8%

Allstate Corp. (The) (a)	192	25,008

American International Group, Inc.	611	29,106

Chubb Ltd.	349	55,517

Hartford Financial Services Group, Inc. (The)	770	47,688

Marsh & McLennan Cos., Inc.	173	24,278

Progressive Corp. (The)	959	94,153

Prudential Financial, Inc.	287	29,439

Travelers Cos., Inc. (The)	123	18,341

		323,530

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	190	464,397

Alphabet, Inc., Class C * (a)	150	375,923

Facebook, Inc., Class A * (a)	1,186	412,440

		1,252,760

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	237	815,442

IT Services — 4.7%

Accenture plc, Class A	700	206,243

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	74	7,915

FleetCor Technologies, Inc. *	42	10,814

Mastercard, Inc., Class A (a)	702	256,180

PayPal Holdings, Inc. * (a)	532	155,157

Visa, Inc., Class A (a)	992	232,014

		868,323

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	105	49,739

Thermo Fisher Scientific, Inc. (a)	379	191,223

Waters Corp. *	34	11,728

		252,690

Machinery — 2.2%

Deere & Co.	445	156,973

Ingersoll Rand, Inc. *	553	27,002

Otis Worldwide Corp.	471	38,530

Parker-Hannifin Corp.	250	76,754

Stanley Black & Decker, Inc.	493	101,084

		400,343

Media — 1.7%

Altice USA, Inc., Class A *	514	17,549

Charter Communications, Inc., Class A * (a)	161	116,501

Comcast Corp., Class A (a)	2,966	169,130

Fox Corp., Class A	115	4,276

		307,456

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	609	22,613

Multiline Retail — 0.7%

Dollar General Corp.	74	16,099

Dollar Tree, Inc. *	344	34,205

Target Corp.	304	73,401

		123,705

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	580	14,232

Public Service Enterprise Group, Inc.	295	17,620

Sempra Energy	555	73,523

		105,375

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	234	4,083

Cheniere Energy, Inc. *	298	25,883

Chevron Corp. (a)	948	99,325

ConocoPhillips	1,127	68,608

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	524	49,226

EOG Resources, Inc. (a)	578	48,267

Kinder Morgan, Inc.	1,075	19,589

Phillips 66	534	45,841

Pioneer Natural Resources Co. (a)	508	82,496

Williams Cos., Inc. (The)	2,662	70,679

		513,997

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	194	61,650

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,408	160,873

Eli Lilly & Co. (a)	703	161,348

Johnson & Johnson (a)	1,101	181,337

Merck & Co., Inc.	1,233	95,901

Organon & Co. *	149	4,512

Pfizer, Inc.	876	34,298

		638,269

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	272	23,162

Leidos Holdings, Inc.	573	57,889

		81,051

Road & Rail — 1.0%

Lyft, Inc., Class A *	412	24,933

Norfolk Southern Corp. (a)	374	99,286

Union Pacific Corp.	291	64,070

		188,289

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. * (a)	1,162	109,142

Analog Devices, Inc.	751	129,347

Applied Materials, Inc.	1,040	148,116

Intel Corp.	1,022	57,373

Lam Research Corp.	240	156,377

Microchip Technology, Inc.	235	35,217

Micron Technology, Inc. *	219	18,636

NVIDIA Corp. (a)	305	243,845

NXP Semiconductors NV (China)	445	91,500

QUALCOMM, Inc.	176	25,138

Texas Instruments, Inc. (a)	972	186,896

		1,201,587

Software — 8.7%

Fortinet, Inc. *	70	16,665

Intuit, Inc. (a)	325	159,090

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	4,413	1,195,552

Oracle Corp.	902	70,227

salesforce.com, Inc. * (a)	423	103,237

Workday, Inc., Class A *	150	35,723

		1,580,494

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	11	16,732

Best Buy Co., Inc. (a)	620	71,328

Home Depot, Inc. (The) (a)	528	168,262

Lowe’s Cos., Inc. (a)	918	178,068

O’Reilly Automotive, Inc. *	161	90,981

TJX Cos., Inc. (The) (a)	1,049	70,690

		596,061

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	7,872	1,078,102

Seagate Technology Holdings plc (Ireland)	861	75,717

		1,153,819

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	367	37,893

NIKE, Inc., Class B	877	135,464

		173,357

Tobacco — 1.2%

Altria Group, Inc. (a)	1,803	85,963

Philip Morris International, Inc.	1,292	128,052

		214,015

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	1,079	156,301

Total Common Stocks (Cost $12,048,060)		17,911,813

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.6%

Put Options Purchased — 1.6%

Index Funds — 1.6%

S&P 500 Index 9/30/2021 at USD 4,065.00, European Style Notional Amount: USD 36,654,237 Counterparty: Exchange-Traded * (Cost $284,491)	42,646	289,993

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $312,969)	312,969	312,969

Total Investments — 101.2% (Cost $12,645,520)		18,514,775
Liabilities in Excess of Other Assets — (1.2)%		(219,852)

NET ASSETS — 100.0%		18,294,923

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,691	09/2021	USD	362,593	5,311

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 4,430.00	9/30/2021	(200,436)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 3,425.00	9/30/2021	(66,315)

Total Written Options Contracts (Premiums Received $274,598)						(266,751)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.0%

General Dynamics Corp.	12	2,339

Northrop Grumman Corp.	13	4,859

Raytheon Technologies Corp.	84	7,143

		14,341

Air Freight & Logistics — 1.3%

FedEx Corp.	30	8,865

United Parcel Service, Inc., Class B	46	9,514

		18,379

Airlines — 0.3%

Delta Air Lines, Inc. *	36	1,539

Southwest Airlines Co. *	46	2,449

		3,988

Auto Components — 0.3%

Aptiv plc *	9	1,483

Magna International, Inc. (Canada)	34	3,131

		4,614

Automobiles — 1.6%

General Motors Co. *	52	3,087

Tesla, Inc. *	29	19,604

		22,691

Banks — 3.5%

Bank of America Corp.	180	7,413

Citigroup, Inc.	143	10,128

KeyCorp	30	610

Regions Financial Corp.	202	4,085

SVB Financial Group *	4	2,288

Truist Financial Corp.	81	4,513

US Bancorp	107	6,118

Wells Fargo & Co.	302	13,692

		48,847

Beverages — 1.0%

Coca-Cola Co. (The)	185	10,017

Constellation Brands, Inc., Class A	19	4,345

		14,362

Biotechnology — 2.1%

AbbVie, Inc.	128	14,377

Alexion Pharmaceuticals, Inc. *	8	1,465

Biogen, Inc. *	12	4,160

Regeneron Pharmaceuticals, Inc. *	7	3,812

Vertex Pharmaceuticals, Inc. *	27	5,506

		29,320

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	28	1,918

Masco Corp.	72	4,222

Trane Technologies plc	52	9,646

		15,786

Capital Markets — 4.0%

Ameriprise Financial, Inc.	4	1,081

Charles Schwab Corp. (The)	19	1,354

Goldman Sachs Group, Inc. (The)	32	12,020

Intercontinental Exchange, Inc.	55	6,570

Morgan Stanley	109	10,034

S&P Global, Inc.	30	12,187

State Street Corp.	69	5,699

T. Rowe Price Group, Inc.	36	7,133

		56,078

Chemicals — 2.0%

Air Products and Chemicals, Inc.	6	1,705

Celanese Corp.	13	1,984

DuPont de Nemours, Inc.	58	4,471

Eastman Chemical Co.	55	6,441

Linde plc (United Kingdom)	14	4,087

LyondellBasell Industries NV, Class A	10	1,014

PPG Industries, Inc.	46	7,852

		27,554

Commercial Services & Supplies — 0.1%

Cintas Corp.	4	1,499

Communications Equipment — 0.4%

Cisco Systems, Inc.	83	4,394

Motorola Solutions, Inc.	4	795

		5,189

Consumer Finance — 0.5%

Capital One Financial Corp.	47	7,217

Containers & Packaging — 0.3%

Crown Holdings, Inc.	15	1,512

Westrock Co.	40	2,107

		3,619

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	80	22,334

Voya Financial, Inc.	14	851

		23,185

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	155	8,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	76	7,461

Evergy, Inc.	59	3,575

NextEra Energy, Inc.	137	10,030

Xcel Energy, Inc.	62	4,109

		25,175

Electrical Equipment — 0.7%

Eaton Corp. plc	63	9,303

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	22	1,483

Entertainment — 1.1%

Netflix, Inc. *	21	11,109

Walt Disney Co. (The) *	27	4,721

		15,830

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	27	3,527

Equinix, Inc.	7	5,971

Equity LifeStyle Properties, Inc.	15	1,147

Mid-America Apartment Communities, Inc.	17	2,791

Prologis, Inc.	56	6,652

Public Storage	4	1,073

Realty Income Corp.	1	36

Sun Communities, Inc.	8	1,303

UDR, Inc.	11	539

Ventas, Inc.	39	2,228

		25,267

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	12	4,623

Kroger Co. (The)	11	408

		5,031

Food Products — 0.6%

Mondelez International, Inc., Class A	128	7,980

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	75	8,693

ABIOMED, Inc. *	2	520

Becton Dickinson and Co.	16	3,948

Boston Scientific Corp. *	131	5,621

Danaher Corp.	7	1,903

Dexcom, Inc. *	4	1,501

Intuitive Surgical, Inc. *	3	2,309

Medtronic plc	94	11,706

Zimmer Biomet Holdings, Inc.	41	6,605

		42,806

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	12	1,408

Anthem, Inc.	19	7,066

Centene Corp. *	32	2,363

Cigna Corp.	35	8,279

UnitedHealth Group, Inc.	45	18,052

		37,168

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	3	5,595

Hilton Worldwide Holdings, Inc. *	28	3,427

Royal Caribbean Cruises Ltd. *	8	699

Yum! Brands, Inc.	38	4,357

		14,078

Household Durables — 0.5%

DR Horton, Inc.	5	472

Lennar Corp., Class A	62	6,116

		6,588

Household Products — 1.5%

Kimberly-Clark Corp.	39	5,185

Procter & Gamble Co. (The)	118	15,901

		21,086

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	27	6,020

Insurance — 1.8%

Allstate Corp. (The)	14	1,842

American International Group, Inc.	47	2,215

Chubb Ltd.	27	4,225

Hartford Financial Services Group, Inc. (The)	59	3,631

Marsh & McLennan Cos., Inc.	13	1,849

Progressive Corp. (The)	73	7,166

Prudential Financial, Inc.	22	2,241

Travelers Cos., Inc. (The)	9	1,398

		24,567

Interactive Media & Services — 6.9%

Alphabet, Inc., Class A * (a)	14	35,342

Alphabet, Inc., Class C * (a)	11	28,610

Facebook, Inc., Class A * (a)	90	31,394

		95,346

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	18	62,071

IT Services — 4.7%

Accenture plc, Class A	53	15,699

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	6	602

FleetCor Technologies, Inc. *	3	821

Mastercard, Inc., Class A	53	19,500

PayPal Holdings, Inc. *	41	11,809

Visa, Inc., Class A	76	17,659

		66,090

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	8	3,786

Thermo Fisher Scientific, Inc.	29	14,554

Waters Corp. *	3	894

		19,234

Machinery — 2.2%

Deere & Co.	34	11,945

Ingersoll Rand, Inc. *	43	2,076

Otis Worldwide Corp.	36	2,933

Parker-Hannifin Corp.	19	5,842

Stanley Black & Decker, Inc.	38	7,694

		30,490

Media — 1.7%

Altice USA, Inc., Class A *	39	1,336

Charter Communications, Inc., Class A *	12	8,846

Comcast Corp., Class A	226	12,874

Fox Corp., Class A	9	325

		23,381

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	46	1,721

Multiline Retail — 0.7%

Dollar General Corp.	6	1,225

Dollar Tree, Inc. *	26	2,604

Target Corp.	23	5,589

		9,418

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	44	1,082

Public Service Enterprise Group, Inc.	19	1,150

Sempra Energy	43	5,709

		7,941

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	18	311

Cheniere Energy, Inc. *	23	1,970

Chevron Corp.	72	7,543

ConocoPhillips	86	5,224

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	40	3,741

EOG Resources, Inc.	43	3,553

Kinder Morgan, Inc.	82	1,491

Phillips 66	41	3,490

Pioneer Natural Resources Co.	39	6,280

Williams Cos., Inc. (The)	203	5,380

		38,983

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	15	4,693

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	183	12,246

Eli Lilly & Co.	54	12,280

Johnson & Johnson	84	13,798

Merck & Co., Inc.	94	7,284

Organon & Co. *	11	343

Pfizer, Inc.	67	2,610

		48,561

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	21	1,763

Leidos Holdings, Inc.	44	4,406

		6,169

Road & Rail — 1.0%

Lyft, Inc., Class A *	31	1,898

Norfolk Southern Corp.	28	7,540

Union Pacific Corp.	22	4,942

		14,380

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. *	88	8,307

Analog Devices, Inc.	57	9,845

Applied Materials, Inc.	79	11,211

Intel Corp.	78	4,367

Lam Research Corp.	18	11,910

Microchip Technology, Inc.	18	2,666

Micron Technology, Inc. *	17	1,419

NVIDIA Corp.	23	18,555

NXP Semiconductors NV (China)	34	6,964

QUALCOMM, Inc.	13	1,912

Texas Instruments, Inc.	74	14,227

		91,383

Software — 8.5%

Fortinet, Inc. *	5	1,270

Intuit, Inc.	25	12,108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	336	90,994

Oracle Corp.	69	5,345

salesforce.com, Inc. *	32	7,840

Workday, Inc., Class A *	11	2,721

		120,278

Specialty Retail — 3.3%

AutoZone, Inc. *	1	1,151

Best Buy Co., Inc.	47	5,429

Home Depot, Inc. (The)	40	12,805

Lowe’s Cos., Inc.	70	13,554

O’Reilly Automotive, Inc. *	12	6,927

TJX Cos., Inc. (The)	80	5,380

		45,246

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	599	82,090

Seagate Technology Holdings plc (Ireland)	65	5,756

		87,846

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	28	2,884

NIKE, Inc., Class B	67	10,315

		13,199

Tobacco — 1.2%

Altria Group, Inc.	137	6,543

Philip Morris International, Inc.	98	9,747

		16,290

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	82	11,896

Total Common Stocks (Cost $1,309,941)		1,362,348

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Index Funds — 0.3%

S&P 500 Index 7/30/2021 at USD 3,955.00, European Style Notional Amount: USD 1,410,869 Counterparty: Exchange-Traded * (Cost $22,284)	3,233	3,573

	SHARES (000)
Short-Term Investments — 6.0%

Investment Companies — 6.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $82,933)	82,933	82,933

Total Investments — 104.1% (Cost $1,415,158)		1,448,854
Liabilities in Excess of Other Assets — (4.1)%		(56,986)

NET ASSETS — 100.0%		1,391,868

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	128	09/2021	USD	27,446	45

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	Counterparty	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 4,325.00	7/30/2021	(12,140)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 3,325.00	7/30/2021	(640)

Total Written Options Contracts (Premiums Received $20,801)						(12,780)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	5	967

Northrop Grumman Corp.	6	2,010

Raytheon Technologies Corp.	35	2,955

		5,932

Air Freight & Logistics — 1.3%

FedEx Corp.	12	3,668

United Parcel Service, Inc., Class B	19	3,936

		7,604

Airlines — 0.3%

Delta Air Lines, Inc. *	15	637

Southwest Airlines Co. *	19	1,013

		1,650

Auto Components — 0.3%

Aptiv plc *	4	614

Magna International, Inc. (Canada)	14	1,295

		1,909

Automobiles — 1.7%

General Motors Co. *	22	1,277

Tesla, Inc. *	12	8,108

		9,385

Banks — 3.6%

Bank of America Corp.	74	3,066

Citigroup, Inc.	59	4,187

KeyCorp	13	261

Regions Financial Corp.	84	1,689

SVB Financial Group *	2	1,014

Truist Financial Corp.	34	1,867

US Bancorp	45	2,543

Wells Fargo & Co.	125	5,663

		20,290

Beverages — 1.0%

Coca-Cola Co. (The)	77	4,143

Constellation Brands, Inc., Class A	8	1,797

		5,940

Biotechnology — 2.1%

AbbVie, Inc.	53	5,947

Alexion Pharmaceuticals, Inc. *	3	607

Biogen, Inc. *	5	1,713

Regeneron Pharmaceuticals, Inc. *	3	1,577

Vertex Pharmaceuticals, Inc. *	11	2,274

		12,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	12	799

Masco Corp.	30	1,746

Trane Technologies plc	22	3,990

		6,535

Capital Markets — 4.1%

Ameriprise Financial, Inc.	2	448

Charles Schwab Corp. (The)	8	560

Goldman Sachs Group, Inc. (The)	13	4,971

Intercontinental Exchange, Inc.	23	2,718

Morgan Stanley	45	4,159

S&P Global, Inc.	12	5,039

State Street Corp.	29	2,357

T. Rowe Price Group, Inc.	15	2,951

		23,203

Chemicals — 2.0%

Air Products and Chemicals, Inc.	2	706

Celanese Corp.	5	820

DuPont de Nemours, Inc.	24	1,850

Eastman Chemical Co.	23	2,665

Linde plc (United Kingdom)	6	1,690

LyondellBasell Industries NV, Class A	4	419

PPG Industries, Inc.	19	3,249

		11,399

Commercial Services & Supplies — 0.1%

Cintas Corp.	2	621

Communications Equipment — 0.4%

Cisco Systems, Inc.	34	1,817

Motorola Solutions, Inc.	2	329

		2,146

Consumer Finance — 0.5%

Capital One Financial Corp.	19	2,985

Containers & Packaging — 0.3%

Crown Holdings, Inc.	6	626

Westrock Co.	16	876

		1,502

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	33	9,243

Voya Financial, Inc.	6	352

		9,595

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	64	3,591

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	31	3,088

Evergy, Inc.	24	1,479

NextEra Energy, Inc.	57	4,158

Xcel Energy, Inc.	26	1,700

		10,425

Electrical Equipment — 0.7%

Eaton Corp. plc	26	3,847

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	9	615

Entertainment — 1.2%

Netflix, Inc. *	9	4,630

Walt Disney Co. (The) *	11	1,957

		6,587

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	11	1,459

Equinix, Inc.	3	2,471

Equity LifeStyle Properties, Inc.	6	474

Mid-America Apartment Communities, Inc.	7	1,154

Prologis, Inc.	23	2,751

Public Storage	1	444

Sun Communities, Inc.	3	539

UDR, Inc.	5	223

Ventas, Inc.	16	922

		10,437

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	5	1,911

Kroger Co. (The)	4	169

		2,080

Food Products — 0.6%

Mondelez International, Inc., Class A	53	3,300

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	31	3,596

ABIOMED, Inc. *	1	215

Becton Dickinson and Co.	7	1,634

Boston Scientific Corp. *	54	2,325

Danaher Corp.	3	786

Dexcom, Inc. *	1	620

Intuitive Surgical, Inc. *	1	956

Medtronic plc	39	4,841

Zimmer Biomet Holdings, Inc.	17	2,732

		17,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	5	583

Anthem, Inc.	8	2,926

Centene Corp. *	14	994

Cigna Corp.	14	3,424

UnitedHealth Group, Inc.	19	7,466

		15,393

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	1	2,315

Hilton Worldwide Holdings, Inc. *	12	1,418

Royal Caribbean Cruises Ltd. *	3	289

Yum! Brands, Inc.	16	1,802

		5,824

Household Durables — 0.5%

DR Horton, Inc.	2	195

Lennar Corp., Class A	25	2,530

		2,725

Household Products — 1.5%

Kimberly-Clark Corp.	16	2,145

Procter & Gamble Co. (The)	49	6,577

		8,722

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	11	2,449

Insurance — 1.8%

Allstate Corp. (The)	6	787

American International Group, Inc.	19	916

Chubb Ltd.	11	1,748

Hartford Financial Services Group, Inc. (The)	24	1,501

Marsh & McLennan Cos., Inc.	5	764

Progressive Corp. (The)	30	2,965

Prudential Financial, Inc.	9	927

Travelers Cos., Inc. (The)	4	577

		10,185

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	6	14,620

Alphabet, Inc., Class C * (a)	5	11,837

Facebook, Inc., Class A * (a)	37	12,985

		39,442

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	7	25,670

IT Services — 4.8%

Accenture plc, Class A	22	6,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	2	249

FleetCor Technologies, Inc. *	1	340

Mastercard, Inc., Class A (a)	22	8,065

PayPal Holdings, Inc. *	17	4,870

Visa, Inc., Class A	31	7,305

		27,322

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	3	1,566

Thermo Fisher Scientific, Inc.	12	6,021

Waters Corp. *	1	369

		7,956

Machinery — 2.2%

Deere & Co.	14	4,941

Ingersoll Rand, Inc. *	17	850

Otis Worldwide Corp.	15	1,213

Parker-Hannifin Corp.	8	2,417

Stanley Black & Decker, Inc.	16	3,182

		12,603

Media — 1.7%

Altice USA, Inc., Class A *	16	552

Charter Communications, Inc., Class A *	5	3,648

Comcast Corp., Class A	93	5,324

Fox Corp., Class A	4	135

		9,659

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	19	712

Multiline Retail — 0.7%

Dollar General Corp.	2	507

Dollar Tree, Inc. *	11	1,077

Target Corp.	10	2,310

		3,894

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	18	436

Public Service Enterprise Group, Inc.	9	555

Sempra Energy	17	2,252

		3,243

Oil, Gas & Consumable Fuels — 2.9%

Cabot Oil & Gas Corp.	7	129

Cheniere Energy, Inc. *	9	815

Chevron Corp.	30	3,126

ConocoPhillips	35	2,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	17	1,550

EOG Resources, Inc.	18	1,520

Kinder Morgan, Inc.	34	617

Phillips 66	17	1,443

Pioneer Natural Resources Co.	16	2,597

Williams Cos., Inc. (The)	84	2,225

		16,182

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	6	1,941

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	76	5,065

Eli Lilly & Co.	22	5,080

Johnson & Johnson	35	5,708

Merck & Co., Inc.	39	3,019

Organon & Co. *	5	142

Pfizer, Inc.	28	1,080

		20,094

Professional Services — 0.5%

Booz Allen Hamilton Holding Corp.	9	729

Leidos Holdings, Inc.	18	1,823

		2,552

Road & Rail — 1.0%

Lyft, Inc., Class A *	13	785

Norfolk Southern Corp.	12	3,126

Union Pacific Corp.	9	2,017

		5,928

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	37	3,436

Analog Devices, Inc.	24	4,072

Applied Materials, Inc.	33	4,663

Intel Corp.	32	1,806

Lam Research Corp.	8	4,923

Microchip Technology, Inc.	7	1,109

Micron Technology, Inc. *	7	587

NVIDIA Corp.	10	7,677

NXP Semiconductors NV (China)	14	2,881

QUALCOMM, Inc.	6	791

Texas Instruments, Inc.	31	5,884

		37,829

Software — 8.9%

Fortinet, Inc. *	2	525

Intuit, Inc.	10	5,009

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	139		37,638

Oracle Corp.	28		2,211

salesforce.com, Inc. *	13		3,250

Workday, Inc., Class A *	5		1,125

			49,758

Specialty Retail — 3.3%

AutoZone, Inc. *	—	(b)	528

Best Buy Co., Inc.	20		2,246

Home Depot, Inc. (The)	17		5,297

Lowe’s Cos., Inc.	29		5,606

O’Reilly Automotive, Inc. *	5		2,864

TJX Cos., Inc. (The)	33		2,226

			18,767

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	248		33,941

Seagate Technology Holdings plc (Ireland)	27		2,384

			36,325

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	12		1,193

NIKE, Inc., Class B	28		4,265

			5,458

Tobacco — 1.2%

Altria Group, Inc.	57		2,707

Philip Morris International, Inc.	41		4,032

			6,739

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	34		4,921

Total Common Stocks (Cost $538,816)			563,694

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.8%

Put Options Purchased — 0.8%

Index Funds — 0.8%

S&P 500 Index 8/31/2021 at USD 3,980.00, European Style Notional Amount: USD 575,435 Counterparty: Exchange-Traded * (Cost $8,907)	1,318	4,395

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $17,690)	17,690	17,690

Total Investments — 103.4% (Cost $565,413)		585,779
Liabilities in Excess of Other Assets — (3.4)%		(19,213)

NET ASSETS — 100.0%		566,566

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	13	09/2021	USD	2,788	32

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,435	USD 4,350.00	8/31/2021	(7,591)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,436	USD 3,360.00	8/31/2021	(969)

Total Written Options Contracts (Premiums Received $8,880)						(8,560)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%

Air Freight & Logistics — 1.5%

FedEx Corp.	1,905	568,289

Automobiles — 1.9%

Tesla, Inc. *	1,042	708,383

Banks — 1.3%

SVB Financial Group *	905	503,460

Beverages — 2.2%

Boston Beer Co., Inc. (The), Class A *	248	252,750

Monster Beverage Corp. *	6,437	588,043

		840,793

Biotechnology — 4.1%

Alnylam Pharmaceuticals, Inc. *	132	22,394

Biogen, Inc. *	1,152	399,042

BioMarin Pharmaceutical, Inc. *	1,794	149,703

Exact Sciences Corp. * (a)	1,091	135,601

Moderna, Inc. *	794	186,504

Regeneron Pharmaceuticals, Inc. *	485	270,780

Seagen, Inc. *	2,304	363,787

		1,527,811

Building Products — 0.5%

Trane Technologies plc	1,079	198,632

Capital Markets — 7.1%

Blackstone Group, Inc. (The), Class A	7,555	733,922

Charles Schwab Corp. (The)	11,050	804,566

Coinbase Global, Inc., Class A * (a)	63	15,854

MarketAxess Holdings, Inc.	393	182,052

Morgan Stanley	8,150	747,264

MSCI, Inc.	315	167,654

		2,651,312

Chemicals — 0.9%

Sherwin-Williams Co. (The)	1,172	319,339

Consumer Finance — 0.3%

Capital One Financial Corp.	617	95,506

Electrical Equipment — 1.6%

Rockwell Automation, Inc.	2,032	581,222

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	5,104	349,147

Entertainment — 1.2%

Netflix, Inc. *	494	260,989

Roku, Inc. *	157	72,194

Spotify Technology SA * (a)	359	99,019

		432,202

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.4%

ABIOMED, Inc. * (a)	345	107,616

Align Technology, Inc. *	894	546,233

Dexcom, Inc. *	526	224,389

Intuitive Surgical, Inc. *	436	401,400

		1,279,638

Health Care Providers & Services — 3.2%

HCA Healthcare, Inc.	2,955	610,834

McKesson Corp.	3,089	590,819

		1,201,653

Hotels, Restaurants & Leisure — 3.0%

Airbnb, Inc., Class A *	75	11,449

Booking Holdings, Inc. *	257	562,120

Chipotle Mexican Grill, Inc. *	346	536,108

		1,109,677

Interactive Media & Services — 16.2%

Alphabet, Inc., Class C * (a)	902	2,259,853

Facebook, Inc., Class A *	4,916	1,709,176

Match Group, Inc. *	2,490	401,451

Pinterest, Inc., Class A *	2,410	190,262

Snap, Inc., Class A *	13,712	934,329

Twitter, Inc. *	2,670	183,730

Zillow Group, Inc., Class C * (a)	3,504	428,283

		6,107,084

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	348	1,196,849

Etsy, Inc. * (a)	377	77,499

MercadoLibre, Inc. (Argentina) *	112	173,857

Wayfair, Inc., Class A * (a)	824	260,145

		1,708,350

IT Services — 6.0%

Cognizant Technology Solutions Corp., Class A	1,636	113,341

Mastercard, Inc., Class A	1,138	415,545

MongoDB, Inc. * (a)	74	26,716

PayPal Holdings, Inc. *	4,343	1,265,796

Shopify, Inc., Class A (Canada) *	7	10,081

Square, Inc., Class A *	1,466	357,338

Twilio, Inc., Class A *	121	47,536

		2,236,353

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc.	164	82,662

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 3.2%

Deere & Co.	3,349	1,181,303

Metals & Mining — 1.5%

Freeport-McMoRan, Inc.	14,994	556,423

Personal Products — 1.5%

Estee Lauder Cos., Inc. (The), Class A	1,808	575,144

Professional Services — 0.5%

Verisk Analytics, Inc.	990	173,043

Road & Rail — 2.4%

Norfolk Southern Corp.	2,189	580,930

Uber Technologies, Inc. *	6,535	327,524

		908,454

Semiconductors & Semiconductor Equipment — 7.8%

Advanced Micro Devices, Inc. *	4,234	397,681

ASML Holding NV (Registered), NYRS (Netherlands)	798	551,083

Cree, Inc. * (a)	1,425	139,511

Enphase Energy, Inc. * (a)	108	19,905

Lam Research Corp.	881	573,528

NVIDIA Corp.	440	351,697

QUALCOMM, Inc.	2,343	334,856

Texas Instruments, Inc.	2,864	550,651

		2,918,912

Software — 8.6%

HubSpot, Inc. *	170	99,295

Microsoft Corp.	6,497	1,759,928

Oracle Corp.	5,299	412,459

SS&C Technologies Holdings, Inc.	5,294	381,450

Synopsys, Inc. *	1,287	354,969

Trade Desk, Inc. (The), Class A *	208	16,091

Workday, Inc., Class A *	905	216,036

		3,240,228

Specialty Retail — 3.3%

AutoZone, Inc. *	215	321,445

Carvana Co. * (a)	1,019	307,585

Lowe’s Cos., Inc.	3,062	593,858

		1,222,888

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	15,866	2,173,070

Textiles, Apparel & Luxury Goods — 1.2%

Tapestry, Inc. *	10,235	445,026

Total Common Stocks (Cost $21,404,067)		35,896,004

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.2%

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $1,501,034)	1,500,482	1,501,233

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	314,119	314,119

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	113,675	113,675

Total Investment of Cash Collateral from Securities Loaned (Cost $427,811)		427,794

Total Short-Term Investments (Cost $1,928,845)		1,929,027

Total Investments — 101.1% (Cost $23,332,912)		37,825,031
Liabilities in Excess of Other Assets — (1.1)%		(408,651)

NET ASSETS — 100.0%		37,416,380

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $422,906.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 4.3%

Boeing Co. (The) *	419	100,280

Raytheon Technologies Corp.	1,030	87,852

		188,132

Air Freight & Logistics — 1.7%

FedEx Corp.	254	75,806

Airlines — 1.7%

Spirit Airlines, Inc. *	1,046	31,838

United Airlines Holdings, Inc. * (a)	787	41,152

		72,990

Automobiles — 2.3%

Ford Motor Co. *	1,111	16,509

General Motors Co. *	1,378	81,537

		98,046

Banks — 11.2%

Bank of America Corp.	3,424	141,184

Citigroup, Inc.	1,044	73,837

People’s United Financial, Inc.	2,427	41,602

Truist Financial Corp.	1,095	60,750

Wells Fargo & Co.	3,649	165,241

		482,614

Beverages — 1.3%

Coca-Cola Co. (The)	1,053	56,972

Biotechnology — 5.8%

AbbVie, Inc.	588	66,277

Biogen, Inc. *	93	32,342

BioMarin Pharmaceutical, Inc. *	160	13,350

Regeneron Pharmaceuticals, Inc. *	137	76,632

Vertex Pharmaceuticals, Inc. *	311	62,687

		251,288

Building Products — 4.2%

Carrier Global Corp.	660	32,095

Owens Corning	1,014	99,251

Trane Technologies plc	271	49,872

		181,218

Capital Markets — 3.6%

Intercontinental Exchange, Inc.	416	49,367

State Street Corp.	1,281	105,385

		154,752

Chemicals — 4.6%

Celanese Corp.	456	69,088

Eastman Chemical Co.	263	30,717

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FMC Corp.	939	101,567

		201,372

Communications Equipment — 1.4%

Cisco Systems, Inc.	1,125	59,625

Containers & Packaging — 1.4%

Westrock Co.	1,110	59,080

Electric Utilities — 0.9%

PG&E Corp. *	3,836	39,009

Energy Equipment & Services — 0.3%

Schlumberger NV	428	13,713

Equity Real Estate Investment Trusts (REITs) — 2.9%

AvalonBay Communities, Inc.	233	48,687

Host Hotels & Resorts, Inc. *	3,253	55,596

Prologis, Inc.	180	21,515

		125,798

Food & Staples Retailing — 4.0%

BJ’s Wholesale Club Holdings, Inc. * (a)	384	18,266

US Foods Holding Corp. *	4,053	155,477

		173,743

Food Products — 2.7%

Lamb Weston Holdings, Inc.	1,453	117,231

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	324	52,074

Health Care Providers & Services — 5.7%

Centene Corp. *	625	45,596

Cigna Corp.	487	115,429

CVS Health Corp.	400	33,384

UnitedHealth Group, Inc.	138	55,221

		249,630

Hotels, Restaurants & Leisure — 3.3%

Darden Restaurants, Inc.	115	16,847

McDonald’s Corp.	213	49,270

Royal Caribbean Cruises Ltd. *	900	76,786

		142,903

Household Durables — 0.5%

Toll Brothers, Inc.	386	22,309

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	278	60,957

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.4%

American International Group, Inc.	1,600	76,160

Prudential Financial, Inc.	718	73,532

		149,692

Interactive Media & Services — 0.6%

Alphabet, Inc., Class A *	11	25,883

IT Services — 2.3%

Sabre Corp. * (a)	2,448	30,547

WEX, Inc. *	356	69,009

		99,556

Machinery — 1.4%

Parker-Hannifin Corp.	203	62,374

Media — 2.7%

Comcast Corp., Class A	2,061	117,507

Metals & Mining — 3.6%

Alcoa Corp. *	1,311	48,308

Freeport-McMoRan, Inc.	2,889	107,211

		155,519

Multiline Retail — 0.8%

Kohl’s Corp.	665	36,648

Oil, Gas & Consumable Fuels — 9.7%

Chevron Corp.	727	76,146

Diamondback Energy, Inc.	736	69,094

EOG Resources, Inc.	860	71,783

Occidental Petroleum Corp.	1,197	37,433

Phillips 66	863	74,071

Pioneer Natural Resources Co.	543	88,270

		416,797

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	1,335	89,232

Organon & Co. *	359	10,857

		100,089

Road & Rail — 1.0%

Norfolk Southern Corp.	158	41,829

Semiconductors & Semiconductor Equipment — 1.2%

Intel Corp.	582	32,691

ON Semiconductor Corp. *	552	21,111

		53,802

Specialty Retail — 1.2%

AutoNation, Inc. * (a)	540	51,233

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.0%

Seagate Technology Holdings plc (Ireland)	510	44,853

Textiles, Apparel & Luxury Goods — 0.9%

Tapestry, Inc. *	911	39,601

Total Common Stocks (Cost $3,745,029)		4,274,645

Short-Term Investments — 2.0%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $57,325)	57,297	57,325

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	7,896	7,897

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	23,462	23,462

Total Investment of Cash Collateral from Securities Loaned (Cost $31,359)		31,359

Total Short-Term Investments (Cost $88,684)		88,684

Total Investments — 100.5% (Cost $3,833,713)		4,363,329
Liabilities in Excess of Other Assets — (0.5)%		(21,859)

NET ASSETS — 100.0%		4,341,470

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,637.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	25	2,141

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	957

Airlines — 0.7%

Delta Air Lines, Inc. *	44	1,916

Auto Components — 0.9%

Lear Corp.	14	2,366

Banks — 9.8%

Bank of America Corp.	197	8,134

Citigroup, Inc.	82	5,785

Citizens Financial Group, Inc.	50	2,312

Sterling Bancorp	71	1,768

Truist Financial Corp.	17	944

Wells Fargo & Co.	86	3,908

Western Alliance Bancorp	23	2,145

Zions Bancorp NA	36	1,887

		26,883

Biotechnology — 2.6%

AbbVie, Inc.	38	4,266

Biogen, Inc. *	4	1,489

Exelixis, Inc. *	29	525

Horizon Therapeutics plc *	9	815

		7,095

Building Products — 2.7%

Johnson Controls International plc	42	2,882

Trane Technologies plc	24	4,457

		7,339

Capital Markets — 2.4%

Affiliated Managers Group, Inc.	9	1,326

Ameriprise Financial, Inc.	2	448

Goldman Sachs Group, Inc. (The)	10	3,606

Jefferies Financial Group, Inc.	40	1,371

		6,751

Chemicals — 2.5%

Celanese Corp.	10	1,471

DuPont de Nemours, Inc.	43	3,289

Eastman Chemical Co.	7	829

Huntsman Corp.	52	1,390

		6,979

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	10	1,122

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%

Cisco Systems, Inc.	47	2,465

Construction & Engineering — 0.9%

AECOM *	21	1,298

Quanta Services, Inc.	12	1,078

		2,376

Consumer Finance — 2.5%

Ally Financial, Inc.	46	2,312

Capital One Financial Corp.	10	1,470

Discover Financial Services	7	864

Synchrony Financial	48	2,343

		6,989

Containers & Packaging — 1.5%

Berry Global Group, Inc. *	32	2,061

Crown Holdings, Inc.	19	1,973

		4,034

Diversified Consumer Services — 0.4%

H&R Block, Inc.	47	1,092

Diversified Financial Services — 2.2%

Berkshire Hathaway, Inc., Class B *	16	4,377

Voya Financial, Inc.	29	1,759

		6,136

Diversified Telecommunication Services — 2.5%

Verizon Communications, Inc.	124	6,920

Electric Utilities — 2.4%

Exelon Corp.	76	3,372

NextEra Energy, Inc.	33	2,382

Southern Co. (The)	14	865

		6,619

Electrical Equipment — 1.9%

Eaton Corp. plc	36	5,320

Entertainment — 0.4%

Walt Disney Co. (The) *	6	1,002

Equity Real Estate Investment Trusts (REITs) — 2.6%

Essex Property Trust, Inc.	6	1,770

Invitation Homes, Inc.	54	2,029

Kilroy Realty Corp.	14	982

VEREIT, Inc.	26	1,214

VICI Properties, Inc.	40	1,247

		7,242

Food & Staples Retailing — 1.1%

Sysco Corp.	39	3,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.8%

Bunge Ltd.	25	1,930

Mondelez International, Inc., Class A	18	1,111

Tyson Foods, Inc., Class A	28	2,037

		5,078

Health Care Equipment & Supplies — 2.3%

Medtronic plc	51	6,343

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	5,384

Centene Corp. *	17	1,254

Cigna Corp.	7	1,683

HCA Healthcare, Inc.	7	1,427

McKesson Corp.	4	841

		10,589

Hotels, Restaurants & Leisure — 2.6%

Darden Restaurants, Inc.	13	1,964

Expedia Group, Inc. *	13	2,161

Las Vegas Sands Corp. *	19	1,006

Travel + Leisure Co.	35	2,075

		7,206

Household Durables — 1.3%

PulteGroup, Inc.	24	1,326

Whirlpool Corp.	10	2,158

		3,484

Household Products — 1.8%

Procter & Gamble Co. (The)	23	3,103

Spectrum Brands Holdings, Inc.	23	1,939

		5,042

Insurance — 2.2%

Allstate Corp. (The)	12	1,591

MetLife, Inc.	13	790

Prudential Financial, Inc.	22	2,204

Travelers Cos., Inc. (The)	10	1,437

		6,022

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A *	2	4,029

Alphabet, Inc., Class C *	2	5,112

Zillow Group, Inc., Class C *	9	1,076

		10,217

Internet & Direct Marketing Retail — 0.4%

Qurate Retail, Inc., Series A	82	1,067

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 0.7%

DXC Technology Co. *	29	1,118

Mastercard, Inc., Class A	2	898

		2,016

Leisure Products — 0.6%

Brunswick Corp.	16	1,564

Life Sciences Tools & Services — 1.4%

Agilent Technologies, Inc.	18	2,646

IQVIA Holdings, Inc. *	5	1,187

		3,833

Machinery — 2.8%

AGCO Corp.	12	1,512

Deere & Co.	6	1,940

Parker-Hannifin Corp.	7	2,218

Snap-on, Inc.	9	2,011

		7,681

Media — 3.0%

Charter Communications, Inc., Class A *	5	3,427

Comcast Corp., Class A	38	2,161

Fox Corp., Class B	22	764

Nexstar Media Group, Inc., Class A	5	769

Omnicom Group, Inc.	16	1,248

		8,369

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	68	2,535

Multiline Retail — 1.3%

Target Corp.	15	3,723

Multi-Utilities — 1.8%

Dominion Energy, Inc.	45	3,274

Sempra Energy	13	1,735

		5,009

Oil, Gas & Consumable Fuels — 5.7%

Cheniere Energy, Inc. *	25	2,203

Chevron Corp.	12	1,294

Cimarex Energy Co.	36	2,614

ConocoPhillips	27	1,645

EOG Resources, Inc.	21	1,761

Exxon Mobil Corp.	40	2,536

Kinder Morgan, Inc.	129	2,355

Williams Cos., Inc. (The)	52	1,370

		15,778

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 3.1%

Bristol-Myers Squibb Co.	77	5,132

Jazz Pharmaceuticals plc *	13	2,309

Johnson & Johnson	7	1,203

		8,644

Professional Services — 0.5%

ManpowerGroup, Inc.	11	1,296

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	26	2,195

Road & Rail — 1.9%

CSX Corp.	91	2,919

Old Dominion Freight Line, Inc.	6	1,497

Union Pacific Corp.	4	858

		5,274

Semiconductors & Semiconductor Equipment — 3.4%

Intel Corp.	33	1,875

Lam Research Corp.	7	4,549

Qorvo, Inc. *	5	880

QUALCOMM, Inc.	14	1,958

		9,262

Software — 2.2%

Dropbox, Inc., Class A *	20	597

Microsoft Corp.	15	4,036

Oracle Corp.	20	1,557

		6,190

Specialty Retail — 1.1%

Foot Locker, Inc.	18	1,079

Lowe’s Cos., Inc.	10	1,959

		3,038

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.2%

Dell Technologies, Inc., Class C *	14	1,435

Hewlett Packard Enterprise Co.	134	1,950

		3,385

Tobacco — 1.6%

Altria Group, Inc.	69	3,270

Philip Morris International, Inc.	12	1,160

		4,430

Trading Companies & Distributors — 0.7%

United Rentals, Inc. *	6	1,850

Total Common Stocks (Cost $195,324)		267,873

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $9,182)	9,178	9,182

Total Investments — 100.3% (Cost $204,506)		277,055
Liabilities in Excess of Other Assets — (0.3)%		(776)

NET ASSETS — 100.0%		276,279

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	36	09/2021	USD	7,719	107

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.1%

Northrop Grumman Corp.	612	222,320

Automobiles — 1.9%

Tesla, Inc. *	557	378,711

Banks — 6.7%

SVB Financial Group * (a)	115	63,992

Truist Financial Corp.	8,531	473,445

US Bancorp (a)	5,880	334,976

Wells Fargo & Co.	9,904	448,535

		1,320,948

Beverages — 2.8%

Coca-Cola Co. (The)	10,442	565,038

Biotechnology — 4.1%

AbbVie, Inc.	4,403	495,903

Biogen, Inc. *	511	176,810

Regeneron Pharmaceuticals, Inc. *	248	138,434

		811,147

Capital Markets — 4.7%

Ameriprise Financial, Inc.	931	231,607

Morgan Stanley	4,214	386,389

S&P Global, Inc.	747	306,797

		924,793

Chemicals — 2.5%

Eastman Chemical Co.	2,079	242,761

PPG Industries, Inc.	1,469	249,457

		492,218

Containers & Packaging — 0.5%

Crown Holdings, Inc.	956	97,702

Electric Utilities — 4.1%

NextEra Energy, Inc.	6,386	467,988

Xcel Energy, Inc.	5,142	338,732

		806,720

Electrical Equipment — 3.2%

Eaton Corp. plc	4,283	634,717

Entertainment — 0.2%

Netflix, Inc. *	83	43,756

Equity Real Estate Investment Trusts (REITs) — 2.9%

Prologis, Inc.	4,731	565,555

Health Care Equipment & Supplies — 2.5%

Boston Scientific Corp. *	6,683	285,782

Intuitive Surgical, Inc. *	227	209,131

		494,913

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 1.6%

Cigna Corp.	1,358	321,870

Hotels, Restaurants & Leisure — 4.9%

Marriott International, Inc., Class A *	2,553	348,587

McDonald’s Corp.	2,116	488,757

Yum! Brands, Inc.	1,139	130,998

		968,342

Insurance — 1.0%

Progressive Corp. (The)	1,962	192,696

Interactive Media & Services — 8.3%

Alphabet, Inc., Class A *	570	1,391,047

Facebook, Inc., Class A *	772	268,366

		1,659,413

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	309	1,064,547

IT Services — 6.4%

Affirm Holdings, Inc. * (a)	866	58,293

FleetCor Technologies, Inc. *	796	203,700

Mastercard, Inc., Class A	2,389	872,221

Shopify, Inc., Class A (Canada) *	66	95,808

Visa, Inc., Class A	153	35,872

		1,265,894

Machinery — 1.3%

Deere & Co.	425	150,061

Stanley Black & Decker, Inc.	548	112,283

		262,344

Media — 0.6%

Charter Communications, Inc., Class A *	161	116,001

Oil, Gas & Consumable Fuels — 0.3%

Pioneer Natural Resources Co.	378	61,408

Pharmaceuticals — 3.2%

Bristol-Myers Squibb Co.	5,426	362,554

Eli Lilly & Co.	1,228	281,782

		644,336

Professional Services — 1.5%

Leidos Holdings, Inc.	2,870	290,185

Road & Rail — 3.2%

Norfolk Southern Corp.	2,357	625,614

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	2,444	229,526

Analog Devices, Inc.	3,601	619,986

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ASML Holding NV (Registered), NYRS (Netherlands)	348	240,681

Lam Research Corp.	188	122,303

NXP Semiconductors NV (China)	1,412	290,539

		1,503,035

Software — 7.5%

Ceridian HCM Holding, Inc. * (a)	1,094	104,906

Microsoft Corp.	5,184	1,404,408

		1,509,314

Specialty Retail — 3.5%

Lowe’s Cos., Inc.	1,814	351,852

O’Reilly Automotive, Inc. *	310	175,690

Ross Stores, Inc.	1,339	166,054

		693,596

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	8,098	1,109,071

Total Common Stocks (Cost $11,230,397)		19,646,204

Short-Term Investments — 1.3%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $228,846)	228,732	228,846

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	26,995	26,995

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,506	3,506

Total Investment of Cash Collateral from Securities Loaned (Cost $30,504)		30,501

Total Short-Term Investments (Cost $259,350)		259,347

Total Investments — 100.3% (Cost $11,489,747)		19,905,551
Liabilities in Excess of Other Assets — (0.3)%		(61,900)

NET ASSETS — 100.0%		19,843,651

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,132.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	538	09/2021	USD	115,361	1,940

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	21	4,347

Automobiles — 2.3%

Tesla, Inc. *	44	29,975

Beverages — 0.2%

Coca-Cola Co. (The)	58	3,128

Biotechnology — 3.6%

AbbVie, Inc.	236	26,635

Biogen, Inc. *	14	4,882

Exelixis, Inc. *	209	3,810

Seagen, Inc. *	38	5,952

Vertex Pharmaceuticals, Inc. *	30	5,988

		47,267

Building Products — 1.6%

Allegion plc	41	5,656

Fortune Brands Home & Security, Inc.	39	3,845

Trane Technologies plc	63	11,545

		21,046

Capital Markets — 0.4%

S&P Global, Inc.	13	5,459

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	43	6,081

Construction & Engineering — 0.6%

Quanta Services, Inc.	82	7,418

Consumer Finance — 0.5%

Capital One Financial Corp.	40	6,188

Containers & Packaging — 0.4%

Berry Global Group, Inc. *	75	4,878

Entertainment — 1.0%

Electronic Arts, Inc.	28	4,013

Netflix, Inc. *	17	9,138

		13,151

Equity Real Estate Investment Trusts (REITs) — 1.5%

American Tower Corp.	38	10,184

Equinix, Inc.	11	8,989

		19,173

Food & Staples Retailing — 1.1%

Costco Wholesale Corp.	13	5,302

Sysco Corp.	122	9,470

		14,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Bunge Ltd.	65	5,095

Hershey Co. (The)	59	10,242

Mondelez International, Inc., Class A	108	6,731

		22,068

Health Care Equipment & Supplies — 1.8%

Medtronic plc	105	13,008

Stryker Corp.	38	9,974

		22,982

Health Care Providers & Services — 2.2%

Anthem, Inc.	13	5,116

HCA Healthcare, Inc.	39	7,980

Humana, Inc.	17	7,659

UnitedHealth Group, Inc.	19	7,408

		28,163

Health Care Technology — 0.7%

Cerner Corp.	123	9,629

Hotels, Restaurants & Leisure — 2.4%

Airbnb, Inc., Class A *	18	2,784

Booking Holdings, Inc. *	4	7,877

Darden Restaurants, Inc.	38	5,489

Expedia Group, Inc. *	57	9,365

Las Vegas Sands Corp. *	111	5,854

		31,369

Household Durables — 1.0%

PulteGroup, Inc.	114	6,210

Toll Brothers, Inc.	111	6,417

		12,627

Household Products — 1.2%

Procter & Gamble Co. (The)	112	15,153

Insurance — 0.5%

Arch Capital Group Ltd. *	98	3,808

Progressive Corp. (The)	26	2,593

		6,401

Interactive Media & Services — 10.8%

Alphabet, Inc., Class A *	14	34,429

Alphabet, Inc., Class C *	14	34,587

Facebook, Inc., Class A *	187	65,021

Zillow Group, Inc., Class C *	63	7,749

		141,786

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	24	81,876

eBay, Inc.	231	16,204

		98,080

IT Services — 6.0%

Mastercard, Inc., Class A	114	41,766

PayPal Holdings, Inc. *	84	24,339

Visa, Inc., Class A	52	12,112

		78,217

Life Sciences Tools & Services — 1.6%

Agilent Technologies, Inc.	82	12,165

Thermo Fisher Scientific, Inc.	16	8,122

		20,287

Machinery — 1.3%

Deere & Co.	14	5,079

Parker-Hannifin Corp.	18	5,405

Toro Co. (The)	60	6,637

		17,121

Media — 0.7%

Altice USA, Inc., Class A *	274	9,365

Multiline Retail — 1.0%

Target Corp.	53	12,764

Oil, Gas & Consumable Fuels — 0.6%

Cheniere Energy, Inc. *	96	8,344

Pharmaceuticals — 0.7%

Bristol-Myers Squibb Co.	145	9,709

Road & Rail — 2.2%

CSX Corp.	374	11,991

Lyft, Inc., Class A *	177	10,723

Old Dominion Freight Line, Inc.	26	6,650

		29,364

Semiconductors & Semiconductor Equipment — 7.2%

Applied Materials, Inc.	135	19,196

Lam Research Corp.	39	25,312

NVIDIA Corp.	21	16,962

NXP Semiconductors NV (China)	72	14,730

Qorvo, Inc. *	25	4,793

Texas Instruments, Inc.	67	12,942

		93,935

Software — 20.1%

Adobe, Inc. *	62	36,251

Cadence Design Systems, Inc. *	84	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Dropbox, Inc., Class A *	357	10,833

Fortinet, Inc. *	52	12,457

HubSpot, Inc. *	8	4,603

Intuit, Inc.	60	29,263

Microsoft Corp.	462	125,225

Palo Alto Networks, Inc. *	28	10,278

PTC, Inc. *	57	7,995

VMware, Inc., Class A * (a)	22	3,487

Workday, Inc., Class A *	49	11,746

		263,562

Specialty Retail — 2.8%

AutoZone, Inc. *	4	6,417

L Brands, Inc.	106	7,617

Lowe’s Cos., Inc.	117	22,713

		36,747

Technology Hardware, Storage & Peripherals — 9.6%

Apple, Inc.	833	114,020

Dell Technologies, Inc., Class C *	57	5,641

Hewlett Packard Enterprise Co.	375	5,463

		125,124

Total Common Stocks (Cost $712,894)		1,275,680

Short-Term Investments — 2.6%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $31,107)	31,095	31,110

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	1,994	1,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	915	915

Total Investment of Cash Collateral from Securities Loaned (Cost $2,909)		2,909

Total Short-Term Investments (Cost $34,016)		34,019

Total Investments — 100.2% (Cost $746,910)		1,309,699
Liabilities in Excess of Other Assets — (0.2)%		(2,111)

NET ASSETS — 100.0%		1,307,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $2,790.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	148	09/2021	USD	31,735	512

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.0%
Common Stocks — 124.6%

Aerospace & Defense — 2.0%

Howmet Aerospace, Inc. *	134	4,629

Northrop Grumman Corp. (a)	40	14,465

Raytheon Technologies Corp.	341	29,113

TransDigm Group, Inc. *	6	4,189

		52,396

Air Freight & Logistics — 0.6%

FedEx Corp.	18	5,275

United Parcel Service, Inc., Class B	52	10,891

		16,166

Airlines — 0.2%

Southwest Airlines Co. *	93	4,927

Auto Components — 0.7%

Aptiv plc *	9	1,357

Magna International, Inc. (Canada) (a)	179	16,543

		17,900

Banks — 4.6%

Bank of America Corp. (a)	646	26,630

SVB Financial Group *	49	27,362

Truist Financial Corp.	401	22,244

Wells Fargo & Co.	990	44,829

		121,065

Beverages — 1.8%

Coca-Cola Co. (The) (a)	487	26,341

PepsiCo, Inc. (a)	140	20,730

		47,071

Biotechnology — 3.6%

AbbVie, Inc. (a)	339	38,213

Biogen, Inc. * (a)	51	17,582

BioMarin Pharmaceutical, Inc. *	96	8,001

Regeneron Pharmaceuticals, Inc. *	29	16,047

Vertex Pharmaceuticals, Inc. *	78	15,631

		95,474

Building Products — 1.5%

Fortune Brands Home & Security, Inc.	21	2,075

Johnson Controls International plc	59	4,048

Trane Technologies plc	184	33,879

		40,002

Capital Markets — 2.7%

Ameriprise Financial, Inc.	10	2,522

Charles Schwab Corp. (The)	318	23,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	55	11,665

Morgan Stanley (a)	347	31,796

State Street Corp.	46	3,785

		72,893

Chemicals — 4.4%

Air Products and Chemicals, Inc.	57	16,514

Celanese Corp.	132	19,984

DuPont de Nemours, Inc.	277	21,441

Eastman Chemical Co.	135	15,805

Linde plc (United Kingdom)	106	30,695

PPG Industries, Inc.	77	13,003

		117,442

Consumer Finance — 2.0%

American Express Co.	134	22,199

Capital One Financial Corp.	194	29,946

		52,145

Diversified Financial Services — 0.2%

Voya Financial, Inc.	78	4,776

Electric Utilities — 2.3%

Duke Energy Corp.	37	3,695

Evergy, Inc.	63	3,824

FirstEnergy Corp.	233	8,682

NextEra Energy, Inc.	370	27,096

Xcel Energy, Inc.	255	16,791

		60,088

Electrical Equipment — 1.0%

Eaton Corp. plc	175	25,997

Electronic Equipment, Instruments & Components — 0.0% (b)

Corning, Inc.	20	816

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	238	5,438

Entertainment — 1.1%

Electronic Arts, Inc. (a)	55	7,965

Endeavor Group Holdings, Inc., Class A *	225	6,234

Netflix, Inc. * (a)	30	15,613

		29,812

Equity Real Estate Investment Trusts (REITs) — 3.4%

American Homes 4 Rent, Class A	137	5,312

Brixmor Property Group, Inc.	324	7,413

Camden Property Trust	21	2,740

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Cousins Properties, Inc.	137	5,041

Host Hotels & Resorts, Inc. *	325	5,551

Invitation Homes, Inc.	186	6,932

Kimco Realty Corp.	167	3,483

Prologis, Inc.	156	18,701

SBA Communications Corp.	27	8,686

Sun Communities, Inc.	82	14,127

UDR, Inc.	148	7,228

Ventas, Inc.	75	4,271

		89,485

Food & Staples Retailing — 0.2%

Costco Wholesale Corp.	10	3,978

Food Products — 1.0%

Hershey Co. (The)	39	6,770

Mondelez International, Inc., Class A (a)	302	18,830

		25,600

Health Care Equipment & Supplies — 3.7%

Abbott Laboratories	35	4,089

Boston Scientific Corp. * (a)	522	22,307

Danaher Corp.	20	5,375

Intuitive Surgical, Inc. * (a)	6	5,337

Medtronic plc	260	32,307

Teleflex, Inc.	6	2,432

Zimmer Biomet Holdings, Inc. (a)	156	25,008

		96,855

Health Care Providers & Services — 3.4%

Centene Corp. *	226	16,479

Cigna Corp. (a)	108	25,566

CVS Health Corp. (a)	65	5,423

UnitedHealth Group, Inc. (a)	107	43,015

		90,483

Hotels, Restaurants & Leisure — 3.3%

Booking Holdings, Inc. *	12	25,481

Darden Restaurants, Inc.	47	6,845

Hilton Worldwide Holdings, Inc. *	51	6,107

Las Vegas Sands Corp. *	108	5,678

McDonald’s Corp.	77	17,713

Royal Caribbean Cruises Ltd. *	31	2,640

Yum! Brands, Inc.	198	22,785

		87,249

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.4%

KB Home	102	4,167

Toll Brothers, Inc.	117	6,739

		10,906

Household Products — 1.2%

Procter & Gamble Co. (The)	245	33,012

Insurance — 1.5%

Arthur J Gallagher & Co.	18	2,492

Chubb Ltd.	79	12,588

Hartford Financial Services Group, Inc. (The) (a)	137	8,517

Marsh & McLennan Cos., Inc.	25	3,507

Prudential Financial, Inc.	118	12,047

		39,151

Interactive Media & Services — 9.2%

Alphabet, Inc., Class A * (a)	43	105,065

Alphabet, Inc., Class C * (a)	15	37,657

Facebook, Inc., Class A * (a)	252	87,531

Pinterest, Inc., Class A *	33	2,624

ZoomInfo Technologies, Inc., Class A * (a)	242	12,613

		245,490

Internet & Direct Marketing Retail — 5.5%

Amazon.com, Inc. * (a)	42	144,759

DoorDash, Inc., Class A *	8	1,338

		146,097

IT Services — 6.5%

Fidelity National Information Services, Inc.	62	8,801

Fiserv, Inc. * (a)	82	8,792

FleetCor Technologies, Inc. *	29	7,459

Mastercard, Inc., Class A (a)	215	78,466

PayPal Holdings, Inc. * (a)	149	43,453

Shopify, Inc., Class A (Canada) *	2	2,769

WEX, Inc. *	121	23,379

		173,119

Life Sciences Tools & Services — 1.6%

Thermo Fisher Scientific, Inc. (a)	84	42,428

Machinery — 4.7%

Deere & Co.	72	25,276

Dover Corp.	18	2,678

Ingersoll Rand, Inc. *	779	38,033

Parker-Hannifin Corp.	67	20,578

Stanley Black & Decker, Inc.	180	36,967

		123,532

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Media — 2.7%

Charter Communications, Inc., Class A * (a)	32	22,727

Comcast Corp., Class A (a)	635	36,211

Discovery, Inc., Class C *	365	10,566

Fox Corp., Class A	63	2,322

		71,826

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	284	10,524

Multi-Utilities — 1.0%

CenterPoint Energy, Inc.	597	14,633

Sempra Energy (a)	93	12,324

		26,957

Oil, Gas & Consumable Fuels — 5.0%

Cheniere Energy, Inc. *	55	4,809

Chevron Corp.	126	13,239

Cimarex Energy Co.	98	7,106

ConocoPhillips (a)	616	37,511

Diamondback Energy, Inc.	416	39,077

Phillips 66	46	3,922

Pioneer Natural Resources Co. (a)	121	19,617

TC Energy Corp. (Canada)	169	8,352

		133,633

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	76	24,056

Pharmaceuticals — 2.8%

Bristol-Myers Squibb Co. (a)	433	28,909

Elanco Animal Health, Inc. *	81	2,819

Eli Lilly & Co.	173	39,670

Organon & Co. *	91	2,754

		74,152

Professional Services — 1.2%

Booz Allen Hamilton Holding Corp.	93	7,943

IHS Markit Ltd.	12	1,373

Leidos Holdings, Inc.	213	21,529

		30,845

Road & Rail — 4.5%

Canadian Pacific Railway Ltd. (Canada)	53	4,107

CSX Corp.	378	12,121

Lyft, Inc., Class A *	532	32,190

Norfolk Southern Corp. (a)	182	48,377

Old Dominion Freight Line, Inc.	16	4,021

Union Pacific Corp. (a)	88	19,341

		120,157

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 8.9%

Advanced Micro Devices, Inc. *	346	32,537

Analog Devices, Inc. (a)	339	58,355

KLA Corp.	2	750

Lam Research Corp.	46	30,029

Microchip Technology, Inc. (a)	2	271

Micron Technology, Inc. * (a)	83	7,087

NVIDIA Corp. (a)	42	33,216

NXP Semiconductors NV (China)	324	66,673

ON Semiconductor Corp. *	59	2,268

Texas Instruments, Inc. (a)	23	4,396

		235,582

Software — 10.3%

Ceridian HCM Holding, Inc. *	236	22,640

Coupa Software, Inc. *	11	2,990

Intuit, Inc.	78	38,240

Microsoft Corp. (a)	686	185,840

Oracle Corp.	35	2,689

salesforce.com, Inc. * (a)	34	8,209

Workday, Inc., Class A *	61	14,577

		275,185

Specialty Retail — 4.5%

AutoZone, Inc. * (a)	9	13,027

Burlington Stores, Inc. *	12	4,009

Home Depot, Inc. (The) (a)	42	13,489

Lowe’s Cos., Inc.	202	39,231

O’Reilly Automotive, Inc. *	68	38,542

TJX Cos., Inc. (The)	166	11,195

		119,493

Technology Hardware, Storage & Peripherals — 6.0%

Apple, Inc. (a)	888	121,590

Hewlett Packard Enterprise Co.	501	7,312

Seagate Technology Holdings plc (Ireland)	332	29,192

		158,094

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	191	29,441

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	152	22,011

Total Common Stocks (Cost $1,676,033)		3,303,749

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (c) (d) (Cost $11,580)	11,574	11,580

Total Long Positions (Cost $1,687,613)		3,315,329

Short Positions — (25.1)%
Common Stocks — (25.1)%

Aerospace & Defense — (0.8)%

Boeing Co. (The) *	(13)	(3,229)

Hexcel Corp. *	(106)	(6,609)

Huntington Ingalls Industries, Inc.	(26)	(5,444)

L3Harris Technologies, Inc.	(6)	(1,261)

Lockheed Martin Corp.	(3)	(1,306)

Textron, Inc.	(49)	(3,398)

		(21,247)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(80)	(7,482)

Expeditors International of Washington, Inc.	(27)	(3,453)

		(10,935)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(44)	(4,278)

Banks — (0.6)%

Citizens Financial Group, Inc.	(96)	(4,402)

Huntington Bancshares, Inc.	(351)	(5,012)

KeyCorp	(137)	(2,819)

Regions Financial Corp.	(129)	(2,608)

		(14,841)

Beverages — 0.0% (b)

Brown-Forman Corp., Class B	(14)	(1,052)

Biotechnology — (0.5)%

Amgen, Inc.	(36)	(8,809)

Gilead Sciences, Inc.	(55)	(3,788)

Moderna, Inc. *	(5)	(1,111)

		(13,708)

Building Products — (0.3)%

Allegion plc	(38)	(5,294)

Lennox International, Inc.	(8)	(2,754)

		(8,048)

Capital Markets — (0.8)%

Goldman Sachs Group, Inc. (The)	(14)	(5,431)

Moody’s Corp.	(21)	(7,497)

MSCI, Inc.	(11)	(6,128)

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Northern Trust Corp.	(11)	(1,312)

		(20,368)

Chemicals — (0.2)%

Dow, Inc.	(38)	(2,403)

LyondellBasell Industries NV, Class A	(12)	(1,194)

RPM International, Inc.	(30)	(2,627)

		(6,224)

Commercial Services & Supplies — (0.3)%

Republic Services, Inc.	(65)	(7,203)

Communications Equipment — (0.1)%

Cisco Systems, Inc.	(50)	(2,644)

Consumer Finance — (0.2)%

Discover Financial Services	(45)	(5,356)

Containers & Packaging — (1.0)%

Ball Corp.	(48)	(3,906)

International Paper Co.	(87)	(5,332)

Packaging Corp. of America	(11)	(1,522)

Sealed Air Corp.	(22)	(1,318)

Silgan Holdings, Inc.	(64)	(2,671)

Sonoco Products Co.	(91)	(6,063)

Westrock Co.	(84)	(4,480)

		(25,292)

Diversified Telecommunication Services — (1.0)%

AT&T, Inc.	(378)	(10,867)

Lumen Technologies, Inc.	(534)	(7,257)

Verizon Communications, Inc.	(132)	(7,415)

		(25,539)

Electric Utilities — (0.7)%

American Electric Power Co., Inc.	(59)	(4,976)

Pinnacle West Capital Corp.	(45)	(3,674)

Southern Co. (The)	(159)	(9,643)

		(18,293)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(41)	(7,688)

Hubbell, Inc.	(14)	(2,693)

Rockwell Automation, Inc.	(5)	(1,420)

		(11,801)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(64)	(5,402)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Energy Equipment & Services — (0.4)%

Halliburton Co.	(343)	(7,936)

Schlumberger NV	(119)	(3,799)

		(11,735)

Entertainment — (1.4)%

AMC Entertainment Holdings, Inc., Class A *	(178)	(10,107)

Spotify Technology SA *	(32)	(8,736)

Take-Two Interactive Software, Inc. *	(98)	(17,285)

		(36,128)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(14)	(2,830)

Crown Castle International Corp.	(8)	(1,575)

Duke Realty Corp.	(111)	(5,235)

Equity Residential	(55)	(4,221)

Iron Mountain, Inc.	(270)	(11,417)

National Retail Properties, Inc.	(88)	(4,133)

Realty Income Corp.	(58)	(3,877)

Simon Property Group, Inc.	(60)	(7,858)

SL Green Realty Corp.	(20)	(1,583)

Vornado Realty Trust	(28)	(1,291)

		(44,020)

Food & Staples Retailing — (1.2)%

Albertsons Cos., Inc., Class A	(197)	(3,875)

Kroger Co. (The)	(384)	(14,693)

Walgreens Boots Alliance, Inc.	(110)	(5,772)

Walmart, Inc.	(54)	(7,653)

		(31,993)

Food Products — (0.8)%

Campbell Soup Co.	(149)	(6,796)

Conagra Brands, Inc.	(117)	(4,248)

General Mills, Inc.	(21)	(1,281)

Kellogg Co.	(120)	(7,745)

		(20,070)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(52)	(2,722)

Health Care Equipment & Supplies — (0.5)%

Baxter International, Inc.	(85)	(6,882)

Stryker Corp.	(29)	(7,476)

		(14,358)

Health Care Providers & Services — (0.1)%

Henry Schein, Inc. *	(34)	(2,540)

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Technology — (0.3)%

Cerner Corp.	(92)	(7,175)

Hotels, Restaurants & Leisure — (0.1)%

Starbucks Corp.	(34)	(3,811)

Household Durables — (0.1)%

NVR, Inc. *	— (e)	(1,268)

PulteGroup, Inc.	(25)	(1,364)

		(2,632)

Household Products — (0.7)%

Clorox Co. (The)	(82)	(14,763)

Colgate-Palmolive Co.	(54)	(4,426)

		(19,189)

Industrial Conglomerates — (0.9)%

3M Co.	(75)	(14,915)

General Electric Co.	(673)	(9,054)

		(23,969)

Insurance — (0.4)%

Allstate Corp. (The)	(76)	(9,867)

Axis Capital Holdings Ltd.	(25)	(1,223)

		(11,090)

IT Services — (1.1)%

Automatic Data Processing, Inc.	(23)	(4,514)

Cognizant Technology Solutions Corp., Class A	(35)	(2,409)

Infosys Ltd., ADR (India)	(181)	(3,842)

International Business Machines Corp.	(12)	(1,707)

Paychex, Inc.	(40)	(4,289)

Snowflake, Inc., Class A *	(25)	(5,988)

Western Union Co. (The)	(250)	(5,746)

		(28,495)

Life Sciences Tools & Services — (0.2)%

Waters Corp. *	(12)	(4,011)

Machinery — (0.4)%

Caterpillar, Inc.	(35)	(7,593)

Illinois Tool Works, Inc.	(7)	(1,587)

PACCAR, Inc.	(29)	(2,555)

		(11,735)

Media — (1.5)%

Discovery, Inc., Class A *	(316)	(9,709)

Interpublic Group of Cos., Inc. (The)	(282)	(9,172)

Omnicom Group, Inc.	(151)	(12,100)

ViacomCBS, Inc.	(169)	(7,659)

		(38,640)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	73

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multiline Retail — (0.2)%

Macy’s, Inc. *	(329)	(6,232)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(154)	(11,064)

Dominion Energy, Inc.	(66)	(4,888)

		(15,952)

Oil, Gas & Consumable Fuels — (1.6)%

APA Corp.	(261)	(5,655)

Devon Energy Corp.	(142)	(4,141)

Enbridge, Inc. (Canada)	(243)	(9,722)

Exxon Mobil Corp.	(205)	(12,913)

Hess Corp.	(47)	(4,127)

HollyFrontier Corp.	(114)	(3,753)

Marathon Oil Corp.	(225)	(3,065)

		(43,376)

Pharmaceuticals — (0.3)%

Pfizer, Inc.	(180)	(7,039)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(41)	(4,319)

JB Hunt Transport Services, Inc.	(16)	(2,549)

Werner Enterprises, Inc.	(85)	(3,769)

		(10,637)

Semiconductors & Semiconductor Equipment — (1.2)%

Broadcom, Inc.	(9)	(4,237)

Intel Corp.	(227)	(12,741)

QUALCOMM, Inc.	(99)	(14,136)

		(31,114)

Software — (0.4)%

Citrix Systems, Inc.	(28)	(3,281)

Palantir Technologies, Inc., Class A *	(225)	(5,918)

VMware, Inc., Class A *	(8)	(1,283)

		(10,482)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(258)	(7,790)

NetApp, Inc.	(10)	(799)

Western Digital Corp. *	(66)	(4,693)

Xerox Holdings Corp.	(95)	(2,240)

		(15,522)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(103)	(5,355)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.1)%

Essential Utilities, Inc.	(52)	(2,380)

Total Common Stocks (Proceeds $(622,852))		(664,633)

Total Short Positions (Proceeds $(622,852))		(664,633)

Total Investments — 99.9% (Cost $1,064,761)		2,650,696
Other Assets Less Liabilities — 0.1%		550

NET ASSETS — 100.0%		2,651,246

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $896,235.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
(e)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.0%

General Dynamics Corp.	46	8,579

Northrop Grumman Corp.	49	17,847

Raytheon Technologies Corp.	307	26,207

		52,633

Air Freight & Logistics — 1.3%

FedEx Corp.	109	32,501

United Parcel Service, Inc., Class B	168	34,995

		67,496

Airlines — 0.3%

Delta Air Lines, Inc. *	131	5,648

Southwest Airlines Co. *	169	8,982

		14,630

Auto Components — 0.3%

Aptiv plc *	35	5,451

Magna International, Inc. (Canada)	124	11,484

		16,935

Automobiles — 1.6%

General Motors Co. *	191	11,326

Tesla, Inc. *	106	71,948

		83,274

Banks — 3.6%

Bank of America Corp.	660	27,194

Citigroup, Inc.	525	37,131

KeyCorp	112	2,314

Regions Financial Corp.	743	14,984

SVB Financial Group *	16	9,122

Truist Financial Corp.	298	16,556

US Bancorp	394	22,444

Wells Fargo & Co.	1,109	50,230

		179,975

Beverages — 1.0%

Coca-Cola Co. (The)	679	36,751

Constellation Brands, Inc., Class A	68	15,933

		52,684

Biotechnology — 2.1%

AbbVie, Inc.	468	52,741

Alexion Pharmaceuticals, Inc. *	29	5,372

Biogen, Inc. *	44	15,170

Regeneron Pharmaceuticals, Inc. *	25	13,975

Vertex Pharmaceuticals, Inc. *	100	20,177

		107,435

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	103	7,041

Masco Corp.	263	15,490

Trane Technologies plc	192	35,396

		57,927

Capital Markets — 4.1%

Ameriprise Financial, Inc.	16	3,974

Charles Schwab Corp. (The)	68	4,965

Goldman Sachs Group, Inc. (The)	116	44,096

Intercontinental Exchange, Inc.	203	24,106

Morgan Stanley	402	36,887

S&P Global, Inc.	109	44,683

State Street Corp.	254	20,900

T. Rowe Price Group, Inc.	132	26,179

		205,790

Chemicals — 2.0%

Air Products and Chemicals, Inc.	22	6,244

Celanese Corp.	48	7,282

DuPont de Nemours, Inc.	212	16,405

Eastman Chemical Co.	202	23,637

Linde plc (United Kingdom)	52	14,982

LyondellBasell Industries NV, Class A	36	3,713

PPG Industries, Inc.	170	28,810

		101,073

Commercial Services & Supplies — 0.1%

Cintas Corp.	14	5,505

Communications Equipment — 0.4%

Cisco Systems, Inc.	304	16,121

Motorola Solutions, Inc.	13	2,912

		19,033

Consumer Finance — 0.5%

Capital One Financial Corp.	171	26,473

Containers & Packaging — 0.3%

Crown Holdings, Inc.	54	5,546

Westrock Co.	146	7,770

		13,316

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	295	81,964

Voya Financial, Inc.	51	3,119

		85,083

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	568	31,844

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	75

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	277	27,386

Evergy, Inc.	217	13,125

NextEra Energy, Inc.	503	36,876

Xcel Energy, Inc.	229	15,074

		92,461

Electrical Equipment — 0.7%

Eaton Corp. plc	230	34,125

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	80	5,445

Entertainment — 1.2%

Netflix, Inc. *	77	40,812

Walt Disney Co. (The) *	99	17,357

		58,169

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	97	12,935

Equinix, Inc.	27	21,914

Equity LifeStyle Properties, Inc.	57	4,206

Mid-America Apartment Communities, Inc.	61	10,240

Prologis, Inc.	204	24,411

Public Storage	13	3,932

Sun Communities, Inc.	28	4,778

UDR, Inc.	40	1,974

Ventas, Inc.	143	8,175

		92,565

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	43	16,949

Kroger Co. (The)	39	1,506

		18,455

Food Products — 0.6%

Mondelez International, Inc., Class A	469	29,271

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	275	31,897

ABIOMED, Inc. *	6	1,925

Becton Dickinson and Co.	60	14,492

Boston Scientific Corp. *	482	20,621

Danaher Corp.	26	6,977

Dexcom, Inc. *	13	5,500

Intuitive Surgical, Inc. *	9	8,446

Medtronic plc	346	42,944

Zimmer Biomet Holdings, Inc.	151	24,223

		157,025

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	45	5,169

Anthem, Inc.	68	25,946

Centene Corp. *	121	8,816

Cigna Corp.	128	30,384

UnitedHealth Group, Inc.	165	66,197

		136,512

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	9	20,603

Hilton Worldwide Holdings, Inc. *	104	12,575

Royal Caribbean Cruises Ltd. *	30	2,562

Yum! Brands, Inc.	139	15,983

		51,723

Household Durables — 0.5%

DR Horton, Inc.	19	1,734

Lennar Corp., Class A	226	22,435

		24,169

Household Products — 1.5%

Kimberly-Clark Corp.	142	19,020

Procter & Gamble Co. (The)	432	58,339

		77,359

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	101	22,140

Insurance — 1.8%

Allstate Corp. (The)	54	6,980

American International Group, Inc.	171	8,127

Chubb Ltd.	98	15,499

Hartford Financial Services Group, Inc. (The)	215	13,316

Marsh & McLennan Cos., Inc.	48	6,784

Progressive Corp. (The)	268	26,287

Prudential Financial, Inc.	80	8,216

Travelers Cos., Inc. (The)	34	5,127

		90,336

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	53	129,603

Alphabet, Inc., Class C *	42	104,950

Facebook, Inc., Class A *	331	115,169

		349,722

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. *	66	227,580

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 4.8%

Accenture plc, Class A	195	57,579

Fiserv, Inc. *	21	2,215

FleetCor Technologies, Inc. *	12	3,015

Mastercard, Inc., Class A	196	71,521

PayPal Holdings, Inc. *	149	43,339

Visa, Inc., Class A	277	64,792

		242,461

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	29	13,892

Thermo Fisher Scientific, Inc.	106	53,413

Waters Corp. *	9	3,264

		70,569

Machinery — 2.2%

Deere & Co.	124	43,836

Ingersoll Rand, Inc. *	154	7,539

Otis Worldwide Corp.	132	10,760

Parker-Hannifin Corp.	70	21,429

Stanley Black & Decker, Inc.	138	28,218

		111,782

Media — 1.7%

Altice USA, Inc., Class A *	144	4,900

Charter Communications, Inc., Class A *	45	32,563

Comcast Corp., Class A	828	47,226

Fox Corp., Class A	32	1,195

		85,884

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	170	6,314

Multiline Retail — 0.7%

Dollar General Corp.	21	4,505

Dollar Tree, Inc. *	96	9,548

Target Corp.	85	20,482

		34,535

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	162	3,975

Public Service Enterprise Group, Inc.	82	4,918

Sempra Energy	155	20,528

		29,421

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	65	1,139

Cheniere Energy, Inc. *	83	7,226

Chevron Corp.	265	27,734

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

ConocoPhillips	315	19,157

Diamondback Energy, Inc.	146	13,749

EOG Resources, Inc.	162	13,480

Kinder Morgan, Inc.	300	5,470

Phillips 66	149	12,804

Pioneer Natural Resources Co.	142	23,033

Williams Cos., Inc. (The)	743	19,735

		143,527

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	54	17,207

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	672	44,920

Eli Lilly & Co.	196	45,046

Johnson & Johnson	307	50,625

Merck & Co., Inc.	344	26,782

Organon & Co. *	42	1,260

Pfizer, Inc.	245	9,577

		178,210

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	76	6,470

Leidos Holdings, Inc.	160	16,166

		22,636

Road & Rail — 1.0%

Lyft, Inc., Class A *	115	6,962

Norfolk Southern Corp.	104	27,721

Union Pacific Corp.	81	17,883

		52,566

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	324	30,472

Analog Devices, Inc.	210	36,111

Applied Materials, Inc.	290	41,347

Intel Corp.	285	16,020

Lam Research Corp.	67	43,644

Microchip Technology, Inc.	66	9,827

Micron Technology, Inc. *	61	5,206

NVIDIA Corp.	85	68,085

NXP Semiconductors NV (China)	124	25,543

QUALCOMM, Inc.	49	7,025

Texas Instruments, Inc.	271	52,186

		335,466

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	77

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	20	4,662

Intuit, Inc.	91	44,435

Microsoft Corp.	1,232	333,834

Oracle Corp.	252	19,606

salesforce.com, Inc. *	118	28,833

Workday, Inc., Class A *	42	9,972

		441,342

Specialty Retail — 3.3%

AutoZone, Inc. *	3	4,703

Best Buy Co., Inc.	173	19,918

Home Depot, Inc. (The)	147	46,993

Lowe’s Cos., Inc.	256	49,719

O’Reilly Automotive, Inc. *	45	25,412

TJX Cos., Inc. (The)	293	19,742

		166,487

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	2,198	301,043

Seagate Technology Holdings plc (Ireland)	240	21,140

		322,183

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	103	10,582

NIKE, Inc., Class B	245	37,827

		48,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 1.2%

Altria Group, Inc.	503	24,004

Philip Morris International, Inc.	361	35,758

		59,762

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	301	43,631

Total Common Stocks (Cost $2,520,239)		5,000,555

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $66,908)	66,881	66,914

Total Investments — 100.3% (Cost $2,587,147)		5,067,469
Liabilities in Excess of Other Assets — (0.3)%		(15,427)

NET ASSETS — 100.0%		5,052,042

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	213	09/2021	USD	45,673	965

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%

Auto Components — 2.1%

Aptiv plc *	15	2,429

Banks — 6.1%

Bank of America Corp.	82	3,385

Citigroup, Inc.	40	2,802

SVB Financial Group *	1	818

		7,005

Biotechnology — 1.8%

Amgen, Inc.	6	1,430

Biogen, Inc. *	2	606

		2,036

Building Products — 3.3%

Trane Technologies plc	15	2,826

Trex Co., Inc. *	10	996

		3,822

Capital Markets — 3.4%

Morgan Stanley	16	1,440

S&P Global, Inc.	3	1,190

State Street Corp.	16	1,344

		3,974

Containers & Packaging — 1.3%

Ball Corp.	18	1,484

Diversified Financial Services — 1.5%

Voya Financial, Inc.	27	1,691

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	38	2,109

Electric Utilities — 1.6%

NextEra Energy, Inc.	25	1,824

Electrical Equipment — 2.4%

Eaton Corp. plc	19	2,812

Electronic Equipment, Instruments & Components — 0.8%

Itron, Inc. *	9	928

Entertainment — 4.7%

Netflix, Inc. *	3	1,347

Walt Disney Co. (The) *	23	4,085

		5,432

Equity Real Estate Investment Trusts (REITs) — 5.0%

American Tower Corp.	5	1,216

Boston Properties, Inc.	17	1,897

Equinix, Inc.	2	1,493

Prologis, Inc.	9	1,118

		5,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 2.2%

Costco Wholesale Corp.	6	2,516

Food Products — 1.4%

General Mills, Inc.	26	1,578

Health Care Equipment & Supplies — 0.7%

Hologic, Inc. *	12	819

Health Care Providers & Services — 2.3%

Cigna Corp.	11	2,669

Insurance — 1.8%

MetLife, Inc.	14	859

Progressive Corp. (The)	13	1,228

		2,087

IT Services — 4.5%

Accenture plc, Class A	4	1,229

Mastercard, Inc., Class A	11	3,947

		5,176

Life Sciences Tools & Services — 5.7%

Agilent Technologies, Inc.	10	1,531

Illumina, Inc. *	2	781

IQVIA Holdings, Inc. *	9	2,156

Thermo Fisher Scientific, Inc.	4	2,104

		6,572

Machinery — 4.2%

Deere & Co.	6	2,015

Parker-Hannifin Corp.	4	1,099

Xylem, Inc.	15	1,786

		4,900

Multiline Retail — 2.0%

Target Corp.	9	2,290

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	34	2,301

Merck & Co., Inc.	27	2,083

		4,384

Semiconductors & Semiconductor Equipment — 7.2%

Lam Research Corp.	3	2,066

NVIDIA Corp.	2	1,688

NXP Semiconductors NV (China)	8	1,695

SolarEdge Technologies, Inc. *	3	915

Texas Instruments, Inc.	10	1,908

		8,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	79

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 14.9%

Adobe, Inc. *	2	937

Autodesk, Inc. *	3	890

Cadence Design Systems, Inc. *	14	1,924

Intuit, Inc.	6	3,166

Microsoft Corp.	34	9,263

salesforce.com, Inc. *	5	1,136

		17,316

Specialty Retail — 4.0%

Best Buy Co., Inc.	12	1,377

Home Depot, Inc. (The)	10	3,279

		4,656

Technology Hardware, Storage & Peripherals — 4.3%

Apple, Inc.	37	5,009

Textiles, Apparel & Luxury Goods — 1.2%

VF Corp.	17	1,414

Total Common Stocks (Cost $84,032)		110,928

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $4,579)	4,577	4,580

Total Investments — 100.0% (Cost $88,611)		115,508
Other Assets Less Liabilities — 0.0% (c)		42

NET ASSETS — 100.0%		115,550

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	25	09/2021	USD	4,583	63

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 3.8%

General Dynamics Corp.	101	18,947

Northrop Grumman Corp.	51	18,397

Raytheon Technologies Corp.	313	26,704

		64,048

Air Freight & Logistics — 0.8%

United Parcel Service, Inc., Class B	66	13,643

Airlines — 0.8%

Southwest Airlines Co. *	256	13,579

Banks — 11.5%

Bank of America Corp.	870	35,878

Citigroup, Inc.	514	36,330

Citizens Financial Group, Inc.	172	7,898

M&T Bank Corp.	68	9,840

PNC Financial Services Group, Inc. (The)	122	23,311

Truist Financial Corp.	464	25,776

US Bancorp	225	12,797

Wells Fargo & Co.	935	42,330

		194,160

Beverages — 0.5%

PepsiCo, Inc.	56	8,306

Biotechnology — 2.2%

AbbVie, Inc.	137	15,447

Amgen, Inc.	39	9,607

Biogen, Inc. *	11	3,708

Vertex Pharmaceuticals, Inc. *	46	9,295

		38,057

Building Products — 0.8%

Trane Technologies plc	78	14,415

Capital Markets — 9.0%

BlackRock, Inc.	49	42,456

Charles Schwab Corp. (The)	265	19,311

Goldman Sachs Group, Inc. (The)	59	22,462

Morgan Stanley	352	32,308

S&P Global, Inc.	29	11,698

T. Rowe Price Group, Inc.	117	23,096

		151,331

Chemicals — 3.5%

Air Products and Chemicals, Inc.	72	20,818

Axalta Coating Systems Ltd. *	831	25,322

DuPont de Nemours, Inc.	172	13,322

		59,462

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	115	12,641

Construction Materials — 0.8%

Vulcan Materials Co.	78	13,540

Consumer Finance — 2.3%

American Express Co.	117	19,362

Capital One Financial Corp.	131	20,193

		39,555

Containers & Packaging — 0.3%

Ball Corp.	64	5,218

Diversified Financial Services — 1.9%

Berkshire Hathaway, Inc., Class B *	114	31,599

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	225	12,631

Electric Utilities — 1.6%

Entergy Corp.	56	5,628

NextEra Energy, Inc.	183	13,376

Xcel Energy, Inc.	136	8,928

		27,932

Electrical Equipment — 1.2%

Eaton Corp. plc	135	19,949

Entertainment — 0.7%

Walt Disney Co. (The) *	69	12,147

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	28	5,938

Ventas, Inc.	149	8,520

Vornado Realty Trust	104	4,874

		19,332

Food & Staples Retailing — 0.9%

Walmart, Inc.	106	14,969

Food Products — 0.8%

Mondelez International, Inc., Class A	225	14,052

Health Care Equipment & Supplies — 2.8%

Becton Dickinson and Co.	72	17,506

Medtronic plc	247	30,678

		48,184

Health Care Providers & Services — 3.9%

Anthem, Inc.	21	8,071

Cigna Corp.	86	20,423

Humana, Inc.	13	5,874

UnitedHealth Group, Inc.	80	32,031

		66,399

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	81

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.3%

Booking Holdings, Inc. *	6	12,120

Las Vegas Sands Corp. *	232	12,214

McDonald’s Corp.	65	14,949

		39,283

Household Durables — 0.4%

Newell Brands, Inc.	266	7,313

Household Products — 0.9%

Colgate-Palmolive Co.	193	15,696

Industrial Conglomerates — 0.3%

Honeywell International, Inc.	20	4,328

Insurance — 3.6%

Chubb Ltd.	91	14,538

Hartford Financial Services Group, Inc. (The)	242	14,969

Loews Corp.	130	7,083

Marsh & McLennan Cos., Inc.	49	6,928

MetLife, Inc.	209	12,496

Prudential Financial, Inc.	59	6,013

		62,027

Interactive Media & Services — 1.7%

Alphabet, Inc., Class C *	12	28,890

IT Services — 1.4%

Fidelity National Information Services, Inc.	83	11,783

International Business Machines Corp.	80	11,672

		23,455

Machinery — 3.8%

Dover Corp.	168	25,308

Parker-Hannifin Corp.	90	27,635

Stanley Black & Decker, Inc.	61	12,555

		65,498

Media — 1.9%

Comcast Corp., Class A	580	33,045

Multiline Retail — 0.8%

Dollar General Corp.	60	12,983

Multi-Utilities — 1.3%

CMS Energy Corp.	296	17,500

Public Service Enterprise Group, Inc.	91	5,465

		22,965

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	221	23,170

ConocoPhillips	576	35,070

EOG Resources, Inc.	304	25,367

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Valero Energy Corp.	96	7,513

		91,120

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	506	33,799

Eli Lilly & Co.	86	19,728

Johnson & Johnson	144	23,646

Merck & Co., Inc.	80	6,230

Organon & Co. *	9	261

Pfizer, Inc.	219	8,577

		92,241

Road & Rail — 1.0%

CSX Corp.	545	17,484

Semiconductors & Semiconductor Equipment — 5.1%

Analog Devices, Inc.	177	30,505

Lam Research Corp.	11	7,106

NXP Semiconductors NV (China)	91	18,805

Texas Instruments, Inc.	163	31,262

		87,678

Software — 1.7%

Microsoft Corp.	110	29,833

Specialty Retail — 5.1%

AutoZone, Inc. *	11	15,964

Gap, Inc. (The)	255	8,571

Home Depot, Inc. (The)	63	20,046

Lowe’s Cos., Inc.	82	15,981

O’Reilly Automotive, Inc. *	13	7,417

TJX Cos., Inc. (The)	280	18,909

		86,888

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.	60	8,205

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	130	20,043

Tobacco — 1.4%

Philip Morris International, Inc.	239	23,682

Total Common Stocks (Cost $1,149,430)		1,667,806

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $38,028)	38,009	38,028

Total Investments — 99.9% (Cost $1,187,458)		1,705,834
Other Assets Less Liabilities — 0.1%		1,151

NET ASSETS — 100.0%		1,706,985

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$128,507		$45,247,303		$883,537		$17,911,813
Investments in affiliates, at value	3,582		1,108,433		43,928		312,969
Options purchased, at value	—		—		—		289,993
Cash	—	(a)	58		—		—
Deposits at broker for futures contracts	—		—		—		58,970
Receivables:
Investment securities sold	—		—		34,538		1,613,327
Fund shares sold	6		53,029		6,129		68,592
Interest from non-affiliates	—		—		2,906		—
Dividends from non-affiliates	57		59,512		803		16,039
Dividends from affiliates	—	(a)	2		—	(a)	1
Variation margin on futures contracts	—		—		3		1,604

Total Assets	132,152		46,468,337		971,844		20,273,308

LIABILITIES:
Payables:
Due to custodian	—		—		36		—	(a)
Distributions	—		—	(a)	365		—
Investment securities purchased	—		—		67,674		1,620,132
Fund shares redeemed	80		37,878		2,445		82,569
Outstanding options written, at fair value	—		—		—		266,751
Accrued liabilities:
Investment advisory fees	51		15,124		144		3,709
Administration fees	7		1,315		36		952
Distribution fees	5		1,982		112		668
Service fees	19		5,217		152		3,389
Custodian and accounting fees	6		280		9		122
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—
Other	90		884		67		93

Total Liabilities	258		62,680		71,040		1,978,385

Net Assets	$131,894		$46,405,657		$900,804		$18,294,923

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$73,362	$31,739,270	$867,911	$15,114,921
Total distributable earnings (loss)	58,532	14,666,387	32,893	3,180,002

Total Net Assets	$131,894	$46,405,657	$900,804	$18,294,923

Net Assets:
Class A	$9,949	$4,715,916	$174,085	$1,778,457
Class C	4,293	1,493,408	158,340	502,120
Class I	83,598	17,980,353	519,976	14,416,679
Class R2	—	77,859	—	—
Class R3	—	280,991	—	—
Class R4	—	249,525	—	—
Class R5	—	1,655,531	88	6,024
Class R6	34,054	19,952,074	48,315	1,591,643

Total	$131,894	$46,405,657	$900,804	$18,294,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	284	211,061	11,431	68,678
Class C	130	68,300	10,396	19,523
Class I	2,335	789,911	34,134	555,008
Class R2	—	3,502	—	—
Class R3	—	12,587	—	—
Class R4	—	10,970	—	—
Class R5	—	72,672	6	232
Class R6	956	876,564	3,172	61,133

Net Asset Value (a):
Class A — Redemption price per share	$35.03	$22.34	$15.23	$25.90
Class C — Offering price per share (b)	33.15	21.87	15.23	25.72
Class I — Offering and redemption price per share	35.80	22.76	15.23	25.98
Class R2 — Offering and redemption price per share	—	22.23	—	—
Class R3 — Offering and redemption price per share	—	22.32	—	—
Class R4 — Offering and redemption price per share	—	22.75	—	—
Class R5 — Offering and redemption price per share	—	22.78	15.23	26.02
Class R6 — Offering and redemption price per share	35.62	22.76	15.23	26.04
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.97	$23.58	$16.07	$27.34

Cost of investments in non-affiliates	$82,263	$30,618,832	$814,023	$12,048,060
Cost of investments in affiliates	3,582	1,108,296	43,928	312,969
Cost of options purchased	—	—	—	284,491
Premiums received from options written	—	—	—	274,598

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,362,348		$563,694		$35,896,004	$4,274,645
Investments in affiliates, at value	82,933		17,690		1,501,233	57,325
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		—		427,794	31,359
Options purchased, at value	3,573		4,395		—	—
Cash	236		93		59	7
Deposits at broker for futures contracts	541		505		—	—
Deferred offering costs (See Note 2.J.)	70		70		—	—
Receivables:
Investment securities sold	991		612		35,152	26,549
Fund shares sold	14,218		4,870		38,497	4,552
Dividends from non-affiliates	1,039		408		7,651	2,899
Dividends from affiliates	—	(a)	—	(a)	3	—	(a)
Securities lending income (See Note 2.C.)	—		—		111	2
Variation margin on futures contracts	52		18		—	—

Total Assets	1,466,001		592,355		37,906,504	4,397,338

LIABILITIES:
Payables:
Investment securities purchased	57,216		16,059		—	19,667
Collateral received on securities loaned (See Note 2.C.)	—		—		427,794	31,359
Fund shares redeemed	3,558		933		44,452	2,882
Outstanding options written, at fair value	12,780		8,560		—	—
Accrued liabilities:
Investment advisory fees	201		53		11,923	1,263
Administration fees	49		18		316	162
Distribution fees	39		12		1,571	89
Service fees	203		97		3,513	280
Custodian and accounting fees	24		22		256	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	2
Other	63		35		299	147

Total Liabilities	74,133		25,789		490,124	55,868

Net Assets	$1,391,868		$566,566		$37,416,380	$4,341,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$1,359,351	$553,523	$18,245,625	$3,660,840
Total distributable earnings (loss)	32,517	13,043	19,170,755	680,630

Total Net Assets	$1,391,868	$566,566	$37,416,380	$4,341,470

Net Assets:
Class A	$52,880	$21,446	$4,970,767	$218,302
Class C	57,423	19,229	780,132	62,488
Class I	1,018,781	524,074	10,983,173	1,418,653
Class R2	—	—	129,541	11,175
Class R3	—	—	264,318	16
Class R4	—	—	204,814	135
Class R5	536	21	956,386	24,668
Class R6	262,248	1,796	19,127,249	2,606,033

Total	$1,391,868	$566,566	$37,416,380	$4,341,470

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,312	1,344	77,398	10,658
Class C	3,600	1,206	16,882	3,195
Class I	63,758	32,802	167,461	70,590
Class R2	—	—	2,122	551
Class R3	—	—	4,089	1
Class R4	—	—	3,128	7
Class R5	33	1	14,170	1,214
Class R6	16,404	112	280,539	129,147

Net Asset Value (a):
Class A — Redemption price per share	$15.97	$15.96	$64.22	$20.48
Class C — Offering price per share (b)	15.95	15.95	46.21	19.55
Class I — Offering and redemption price per share	15.98	15.98	65.59	20.10
Class R2 — Offering and redemption price per share	—	—	61.05	20.30
Class R3 — Offering and redemption price per share	—	—	64.64	20.09
Class R4 — Offering and redemption price per share	—	—	65.47	20.50
Class R5 — Offering and redemption price per share	15.98	15.98	67.49	20.32
Class R6 — Offering and redemption price per share	15.99	15.98	68.18	20.18
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.85	$16.84	$67.78	$21.61

Cost of investments in non-affiliates	$1,309,941	$538,816	$21,404,067	$3,745,029
Cost of investments in affiliates	82,933	17,690	1,501,034	57,325
Cost of options purchased	22,284	8,907	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	422,906	30,637
Cost of investment of cash collateral (See Note 2.C.)	—	—	427,811	31,359
Premiums received from options written	20,801	8,880	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$267,873		$19,646,204		$1,275,680		$3,303,749
Investments in affiliates, at value	9,182		228,846		31,110		11,580
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		30,501		2,909		—
Cash	1		8		2		—
Foreign currency, at value	—		—		—		20
Deposits at broker for futures contracts	673		5,928		1,828		—
Receivables:
Investment securities sold	6,971		—		—		14,136
Fund shares sold	30		18,421		568		916
Dividends from non-affiliates	259		12,041		391		1,897
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—		22		4		—
Variation margin on futures contracts	14		175		48		—

Total Assets	285,003		19,942,146		1,312,540		3,332,298

LIABILITIES:
Payables:
Due to custodian	—		—		—		21
Due to broker for securities sold short	—		—		—		20
Securities sold short, at value	—		—		—		664,633
Dividend expense to non-affiliates on securities sold short	—		—		—		774
Investment securities purchased	—		1,520		—		8,763
Interest expense to non-affiliates on securities sold short	—		—		—		356
Collateral received on securities loaned (See Note 2.C.)	—		30,501		2,909		—
Fund shares redeemed	8,404		57,302		1,502		4,347
Accrued liabilities:
Investment advisory fees	59		6,087		278		1,363
Administration fees	10		785		54		138
Distribution fees	21		703		61		93
Service fees	41		1,078		82		246
Custodian and accounting fees	9		146		11		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—		—	(a)
Other	180		373		55		260

Total Liabilities	8,724		98,495		4,952		681,052

Net Assets	$276,279		$19,843,651		$1,307,588		$2,651,246

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$182,349	$10,227,946	$594,947	$703,849
Total distributable earnings (loss)	93,930	9,615,705	712,641	1,947,397

Total Net Assets	$276,279	$19,843,651	$1,307,588	$2,651,246

Net Assets:
Class A	$61,187	$1,642,046	$119,893	$335,206
Class C	11,211	367,940	30,159	36,784
Class I	127,530	1,731,572	164,959	1,702,566
Class L	—	1,907,620	—	—
Class R2	3,000	269,266	45,629	5,838
Class R3	—	174,770	—	—
Class R4	—	45,443	—	—
Class R5	4,053	1,089,931	166,478	34,191
Class R6	69,298	12,615,063	780,470	536,661

Total	$276,279	$19,843,651	$1,307,588	$2,651,246

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,682	76,339	1,633	12,489
Class C	314	17,849	421	1,532
Class I	3,474	80,204	2,197	61,838
Class L	—	88,183	—	—
Class R2	83	12,667	641	231
Class R3	—	8,161	—	—
Class R4	—	2,108	—	—
Class R5	110	50,365	2,256	1,231
Class R6	1,884	581,577	10,574	19,339
Net Asset Value (a):
Class A — Redemption price per share	$36.38	$21.51	$73.40	$26.84
Class C — Offering price per share (b)	35.72	20.61	71.55	24.01
Class I — Offering and redemption price per share	36.72	21.59	75.08	27.53
Class L — Offering and redemption price per share	—	21.63	—	—
Class R2 — Offering and redemption price per share	35.99	21.26	71.18	25.27
Class R3 — Offering and redemption price per share	—	21.42	—	—
Class R4 — Offering and redemption price per share	—	21.55	—	—
Class R5 — Offering and redemption price per share	36.78	21.64	73.80	27.78
Class R6 — Offering and redemption price per share	36.78	21.69	73.81	27.75
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.40	$22.70	$77.47	$28.33

Cost of investments in non-affiliates	$195,324	$11,230,397	$712,894	$1,676,033
Cost of investments in affiliates	9,182	228,846	31,107	11,580
Cost of foreign currency	—	—	—	20
Investment securities on loan, at value (See Note 2.C.)	—	30,132	2,790	—
Cost of investment of cash collateral (See Note 2.C.)	—	30,504	2,909	—
Proceeds from securities sold short	—	—	—	622,852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$5,000,555		$110,928		$1,667,806
Investments in affiliates, at value	66,914		4,580		38,028
Cash	34		—	(a)	2
Deposits at broker for futures contracts	3,519		270		—
Receivables:
Investment securities sold	4,598		1,130		—
Fund shares sold	1,960		270		1,404
Dividends from non-affiliates	4,343		66		1,574
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	98		9		—

Total Assets	5,082,021		117,253		1,708,814

LIABILITIES:
Payables:
Investment securities purchased	4,315		1,232		—
Fund shares redeemed	24,403		412		820
Accrued liabilities:
Investment advisory fees	817		—	(a)	488
Administration fees	171		—		74
Distribution fees	37		7		131
Service fees	68		3		270
Custodian and accounting fees	40		7		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	128		42		32

Total Liabilities	29,979		1,703		1,829

Net Assets	$5,052,042		$115,550		$1,706,985

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$2,114,331	$84,699	$1,156,770
Total distributable earnings (loss)	2,937,711	30,851	550,215

Total Net Assets	$5,052,042	$115,550	$1,706,985

Net Assets:
Class A	$180,296	$24,169	$522,230
Class C	—	3,794	37,539
Class I	686,545	62,431	868,339
Class R2	—	—	2,005
Class R3	—	—	1,402
Class R4	—	—	106
Class R5	—	—	178
Class R6	4,185,201	25,156	275,186

Total	$5,052,042	$115,550	$1,706,985

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,944	408	8,082
Class C	—	66	655
Class I	18,611	1,046	12,666
Class R2	—	—	31
Class R3	—	—	21
Class R4	—	—	2
Class R5	—	—	3
Class R6	113,614	421	3,982
Net Asset Value (a):
Class A — Redemption price per share	$36.46	$59.20	$64.61
Class C — Offering price per share (b)	—	57.87	57.32
Class I — Offering and redemption price per share	36.89	59.71	68.55
Class R2 — Offering and redemption price per share	—	—	64.73
Class R3 — Offering and redemption price per share	—	—	68.41
Class R4 — Offering and redemption price per share	—	—	68.60
Class R5 — Offering and redemption price per share	—	—	69.09
Class R6 — Offering and redemption price per share	36.84	59.69	69.10
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.48	$62.48	$68.19

Cost of investments in non-affiliates	$2,520,239	$84,032	$1,149,430
Cost of investments in affiliates	66,908	4,579	38,028

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$31,801	$—
Interest income from affiliates	—	—	17	—
Dividend income from non-affiliates	1,230	905,831	5,516	211,098
Dividend income from affiliates	4	1,170	10	61
Income from securities lending (net) (See Note 2.C.)	— (a)	1	—	—

Total investment income	1,234	907,002	37,344	211,159

EXPENSES:
Investment advisory fees	539	148,636	927	35,936
Administration fees	81	15,453	278	9,826
Distribution fees:
Class A	19	9,838	101	2,662
Class C	27	10,342	222	2,891
Class R2	—	370	—	—
Class R3	—	570	—	—
Service fees:
Class A	19	9,838	101	2,662
Class C	9	3,447	74	964
Class I	168	35,451	667	29,158
Class R2	—	185	—	—
Class R3	—	570	—	—
Class R4	—	440	—	—
Class R5	—	1,440	— (a)	4
Custodian and accounting fees	24	1,213	43	411
Interest expense to affiliates	—	—	6	— (a)
Professional fees	51	341	115	189
Trustees’ and Chief Compliance Officer’s fees	25	122	26	61
Printing and mailing costs	4	1,540	18	601
Registration and filing fees	56	1,229	173	775
Transfer agency fees (See Note 2.L.)	4	1,177	10	214
Other	9	488	14	233

Total expenses	1,035	242,690	2,775	86,587

Less fees waived	(149)	(1,060)	(320)	(365)
Less expense reimbursements	—	—	(1)	—

Net expenses	886	241,630	2,454	86,222

Net investment income (loss)	348	665,372	34,890	124,937

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,318	932,771	(4,391)	453,705
Investments in affiliates	(1)	238	(5)	—
Options purchased	—	—	—	(1,592,275)
Futures contracts	—	—	348	114,907
Options written	—	—	—	(942,730)

Net realized gain (loss)	17,317	933,009	(4,048)	(1,966,393)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	22,947	10,723,424	61,771	4,363,784
Investments in affiliates	(1)	(532)	— (a)	—
Options purchased	—	—	—	16,465
Futures contracts	—	—	3	3,631
Options written	—	—	—	12,420

Change in net unrealized appreciation/depreciation	22,946	10,722,892	61,774	4,396,300

Net realized/unrealized gains (losses)	40,263	11,655,901	57,726	2,429,907

Change in net assets resulting from operations	$40,611	$12,321,273	$92,616	$2,554,844

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund (a)	JPMorgan Hedged Equity 3 Fund (a)	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,826	$1,144	$146,953	$31,484
Dividend income from affiliates	3	1	1,768	54
Income from securities lending (net) (See Note 2.C.)	—	—	1,734	54

Total investment income	2,829	1,145	150,455	31,592

EXPENSES:
Investment advisory fees	505	204	141,291	8,220
Administration fees	152	61	14,908	1,541
Distribution fees:
Class A	17	4	10,921	383
Class C	60	13	5,437	315
Class R2	—	—	657	77
Class R3	—	—	442	— (b)
Service fees:
Class A	17	4	10,921	383
Class C	20	4	1,812	105
Class I	389	194	23,377	1,576
Class R2	—	—	329	39
Class R3	—	—	442	— (b)
Class R4	—	—	350	3
Class R5	— (b)	— (b)	936	22
Custodian and accounting fees	32	29	1,073	58
Interest expense to affiliates	—	—	4	—
Professional fees	84	84	306	64
Trustees’ and Chief Compliance Officer’s fees	6	6	107	31
Printing and mailing costs	10	10	843	48
Registration and filing fees	85	33	1,106	227
Transfer agency fees (See Note 2.L.)	1	2	740	179
Offering costs (See Note 2.J.)	34	34	—	—
Other	8	8	393	35

Total expenses	1,420	690	216,395	13,306

Less fees waived	(166)	(134)	(23,981)	(1,406)
Less expense reimbursements	(48)	(52)	(9)	(16)

Net expenses	1,206	504	192,405	11,884

Net investment income (loss)	1,623	641	(41,950)	19,708

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(343)	46	5,959,033	227,286
Investments in affiliates	—	—	(26)	(14)
Options purchased	(2,158)	(2,865)	—	—
Futures contracts	1,649	535	—	—
Options written	(8,937)	(5,600)	—	—

Net realized gain (loss)	(9,789)	(7,884)	5,959,007	227,272

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	52,407	24,878	4,245,569	529,854
Investments in affiliates	—	—	(454)	1
Options purchased	(18,711)	(4,512)	—	—
Futures contracts	45	32	—	—
Options written	8,021	320	—	—

Change in net unrealized appreciation/depreciation	41,762	20,718	4,245,115	529,855

Net realized/unrealized gains (losses)	31,973	12,834	10,204,122	757,127

Change in net assets resulting from operations	$33,596	$13,475	$10,162,172	$776,835

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021 (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25	$55	$21	$—
Dividend income from non-affiliates	5,589	250,561	10,333	45,565
Dividend income from affiliates	8	291	38	29
Income from securities lending (net) (See Note 2.C.)	4	78	49	—

Total investment income	5,626	250,985	10,441	45,594

EXPENSES:
Investment advisory fees	767	72,409	3,757	18,932
Administration fees	192	11,618	939	2,184
Distribution fees:
Class A	135	3,741	272	790
Class C	78	2,336	217	316
Class R2	14	1,250	224	26
Class R3	—	373	—	—
Service fees:
Class A	135	3,741	272	790
Class C	26	779	72	105
Class I	296	3,480	385	4,892
Class L	—	2,162	—	—
Class R2	7	625	112	13
Class R3	—	373	—	—
Class R4	—	77	—	—
Class R5	4	952	203	39
Custodian and accounting fees	31	600	43	69
Interest expense to affiliates	— (a)	— (a)	— (a)	2
Professional fees	56	200	65	75
Trustees’ and Chief Compliance Officer’s fees	25	73	28	33
Printing and mailing costs	57	146	43	54
Registration and filing fees	102	377	81	89
Transfer agency fees (See Note 2.L.)	11	345	53	95
Dividend expense to non-affiliates on securities sold short	—	—	—	19,932
Interest expense to non-affiliates on securities sold short	—	—	—	4,692
Other	15	291	28	54

Total expenses	1,951	105,948	6,794	53,182

Less fees waived	(396)	(6,452)	(808)	(3,540)
Less expense reimbursements	(1)	(89)	—	(4)

Net expenses	1,554	99,407	5,986	49,638

Net investment income (loss)	4,072	151,578	4,455	(4,044)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29,395	1,978,324	191,228	1,191,197
Investments in affiliates	(1)	(81)	(6)	(5)
Futures contracts	1,219	38,608	5,731	583
Securities sold short	—	—	—	(183,382)

Net realized gain (loss)	30,613	2,016,851	196,953	1,008,393

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	61,620	4,024,268	220,149	164,103
Investments in affiliates	(2)	(3)	(7)	(4)
Futures contracts	107	1,940	512	24
Securities sold short	—	—	—	(109,989)

Change in net unrealized appreciation/depreciation	61,725	4,026,205	220,654	54,134

Net realized/unrealized gains (losses)	92,338	6,043,056	417,607	1,062,527

Change in net assets resulting from operations	$96,410	$6,194,634	$422,062	$1,058,483

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$71,665	$1,061	$23,732
Dividend income from affiliates	66	3	39
Income from securities lending (net) (See Note 2.C.)	—	— (a)	—

Total investment income	71,731	1,064	23,771

EXPENSES:
Investment advisory fees	12,413	223	4,542
Administration fees	3,724	56	852
Distribution fees:
Class A	480	41	1,195
Class C	—	22	224
Class R2	—	—	8
Class R3	—	—	2
Service fees:
Class A	480	41	1,195
Class C	—	7	75
Class I	1,594	110	1,148
Class L (b)	2	—	—
Class R2	—	—	4
Class R3	—	—	2
Class R4	—	—	2
Class R5	—	—	— (a)
Custodian and accounting fees	174	24	36
Interest expense to affiliates	— (a)	—	—
Professional fees	87	84	61
Trustees’ and Chief Compliance Officer’s fees	38	25	28
Printing and mailing costs	10	29	61
Registration and filing fees	45	77	88
Transfer agency fees (See Note 2.L.)	64	5	166
Other	75	9	23

Total expenses	19,186	753	9,712

Less fees waived	(5,523)	(404)	(891)
Less expense reimbursements	— (a)	(4)	(2)

Net expenses	13,663	345	8,819

Net investment income (loss)	58,068	719	14,952

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	547,292	3,798	44,109
Investments in affiliates	(14)	(1)	7
Futures contracts	15,603	429	—

Net realized gain (loss)	562,881	4,226	44,116

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,148,215	19,528	352,008
Investments in affiliates	(1)	1	(18)
Futures contracts	(27)	63	—

Change in net unrealized appreciation/depreciation	1,148,187	19,592	351,990

Net realized/unrealized gains (losses)	1,711,068	23,818	396,106

Change in net assets resulting from operations	$1,769,136	$24,537	$411,058

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$348	$790	$665,372	$603,430
Net realized gain (loss)	17,317	11,963	933,009	(525,251)
Change in net unrealized appreciation/depreciation	22,946	(8,470)	10,722,892	(2,030,903)

Change in net assets resulting from operations	40,611	4,283	12,321,273	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(59,104)	(100,496)
Class C	(403)	(540)	(14,553)	(36,790)
Class I	(7,180)	(10,258)	(245,584)	(324,790)
Class R2	—	—	(921)	(2,344)
Class R3	—	—	(3,447)	(4,859)
Class R4	—	—	(3,022)	(2,895)
Class R5	—	—	(26,918)	(46,903)
Class R6	(3,356)	(4,735)	(310,281)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(663,830)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,030	(9,562)	5,193,277	8,758,465

NET ASSETS:
Change in net assets	46,840	(21,774)	16,850,720	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$131,894	$85,054	$46,405,657	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,890	$13,512	$124,937	$103,479
Net realized gain (loss)	(4,048)	(29,238)	(1,966,393)	(469,890)
Change in net unrealized appreciation/depreciation	61,774	4,460	4,396,300	902,244

Change in net assets resulting from operations	92,616	(11,266)	2,554,844	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,484)	(857)	(7,417)	(3,986)
Class C	(2,300)	(258)	(1,096)	(836)
Class I	(25,702)	(12,367)	(115,685)	(62,588)
Class R5	(5)	(2)	(47)	(32)
Class R6	(3,425)	(39)	(15,731)	(8,633)

Total distributions to shareholders	(34,916)	(13,523)	(139,976)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	651,374	162,286	7,138,463	3,226,028

NET ASSETS:
Change in net assets	709,074	137,497	9,553,331	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$900,804	$191,730	$18,294,923	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,623	$641
Net realized gain (loss)	(9,789)	(7,884)
Change in net unrealized appreciation/depreciation	41,762	20,718

Change in net assets resulting from operations	33,596	13,475

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25)	(15)
Class C	(1)	(3)
Class I	(785)	(417)
Class R5	(1)	— (b)
Class R6	(305)	(2)

Total distributions to shareholders	(1,117)	(437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,359,389	553,528

NET ASSETS:
Change in net assets	1,391,868	566,566
Beginning of period	—	—

End of period	$1,391,868	$566,566

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(41,950)	$50,317	$19,708	$24,035
Net realized gain (loss)	5,959,007	1,883,835	227,272	(22,822)
Change in net unrealized appreciation/depreciation	4,245,115	3,286,948	529,855	(109,305)

Change in net assets resulting from operations	10,162,172	5,221,100	776,835	(108,092)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(229,243)	(307,305)	(755)	(2,660)
Class C	(49,805)	(82,111)	(69)	(354)
Class I	(484,046)	(568,389)	(4,846)	(4,022)
Class R2	(7,546)	(16,104)	(42)	(207)
Class R3	(8,542)	(7,619)	— (a)	— (a)
Class R4	(6,602)	(2,550)	— (a)	(193)
Class R5	(48,291)	(83,447)	(193)	(425)
Class R6	(774,029)	(964,234)	(12,971)	(15,475)

Total distributions to shareholders	(1,608,104)	(2,031,759)	(18,876)	(23,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,597,146	4,163,215	2,323,514	(19,703)

NET ASSETS:
Change in net assets	14,151,214	7,352,556	3,081,473	(151,131)
Beginning of period	23,265,166	15,912,610	1,259,997	1,411,128

End of period	$37,416,380	$23,265,166	$4,341,470	$1,259,997

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,072	$15,342	$151,578	$156,956
Net realized gain (loss)	30,613	46,835	2,016,851	1,074,096
Change in net unrealized appreciation/depreciation	61,725	(120,484)	4,026,205	588,905

Change in net assets resulting from operations	96,410	(58,307)	6,194,634	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,695)	(5,592)	(83,977)	(161,648)
Class C	(287)	(1,365)	(17,652)	(26,242)
Class I	(4,082)	(54,344)	(87,780)	(97,817)
Class L	—	—	(164,969)	(142,043)
Class R2	(85)	(314)	(14,883)	(21,799)
Class R3	—	—	(8,862)	(11,145)
Class R4	—	—	(1,911)	(2,149)
Class R5	(141)	(3,383)	(60,489)	(80,738)
Class R6	(2,355)	(11,681)	(727,732)	(925,117)

Total distributions to shareholders	(8,645)	(76,679)	(1,168,255)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(67,252)	(586,626)	(121,490)	286,006

NET ASSETS:
Change in net assets	20,513	(721,612)	4,904,889	637,265
Beginning of period	255,766	977,378	14,938,762	14,301,497

End of period	$276,279	$255,766	$19,843,651	$14,938,762

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,455	$16,629	$(4,044)	$16,065
Net realized gain (loss)	196,953	88,286	1,008,393	1,461,601
Change in net unrealized appreciation/depreciation	220,654	54,387	54,134	(1,045,105)

Change in net assets resulting from operations	422,062	159,302	1,058,483	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,060)	(56,713)	(697,740)	(2,626,307)

NET ASSETS:
Change in net assets	193,206	(33,956)	(399,060)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,307,588	$1,114,382	$2,651,246	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,068	$79,253	$719	$428
Net realized gain (loss)	562,881	809,145	4,226	253
Change in net unrealized appreciation/depreciation	1,148,187	(499,565)	19,592	2,768

Change in net assets resulting from operations	1,769,136	388,833	24,537	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,423)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(25,017)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(159,941)	(463,809)	(247)	—

Total distributions to shareholders	(192,381)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(889,477)	(1,284,816)	51,536	9,075

NET ASSETS:
Change in net assets	687,278	(1,450,582)	74,850	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$5,052,042	$4,364,764	$115,550	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,952	$11,575
Net realized gain (loss)	44,116	1,992
Change in net unrealized appreciation/depreciation	351,990	(46,631)

Change in net assets resulting from operations	411,058	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,335)	(19,342)
Class C	(611)	(1,019)
Class I	(11,089)	(3,705)
Class R2	(33)	(16)
Class R3	(16)	(2)
Class R4	(24)	(12)
Class R5	(3)	(3)
Class R6	(4,026)	(2,189)

Total distributions to shareholders	(26,137)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	595,210	133,703

NET ASSETS:
Change in net assets	980,131	74,351
Beginning of period	726,854	652,503

End of period	$1,706,985	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,527	$2,181	$1,280,565	$1,164,544
Distributions reinvested	862	962	55,042	95,360
Cost of shares redeemed	(2,169)	(2,204)	(1,092,878)	(977,172)

Change in net assets resulting from Class A capital transactions	2,220	939	242,729	282,732

Class C
Proceeds from shares issued	419	409	243,967	366,152
Distributions reinvested	403	540	13,343	32,079
Cost of shares redeemed	(612)	(490)	(552,490)	(334,932)

Change in net assets resulting from Class C capital transactions	210	459	(295,180)	63,299

Class I
Proceeds from shares issued	9,125	4,205	5,967,956	5,501,467
Distributions reinvested	7,180	10,183	221,627	291,290
Cost of shares redeemed	(3,056)	(30,218)	(3,358,152)	(3,044,873)

Change in net assets resulting from Class I capital transactions	13,249	(15,830)	2,831,431	2,747,884

Class R2
Proceeds from shares issued	—	—	18,279	23,230
Distributions reinvested	—	—	901	2,243
Cost of shares redeemed	—	—	(37,123)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(17,943)	(14,814)

Class R3
Proceeds from shares issued	—	—	94,161	92,006
Distributions reinvested	—	—	2,770	4,162
Cost of shares redeemed	—	—	(57,502)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	39,429	49,871

Class R4
Proceeds from shares issued	—	—	153,736	71,534
Distributions reinvested	—	—	3,022	2,895
Cost of shares redeemed	—	—	(68,895)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	87,863	50,613

Class R5
Proceeds from shares issued	—	—	365,652	478,990
Distributions reinvested	—	—	25,988	44,948
Cost of shares redeemed	—	—	(420,221)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(28,581)	(69,788)

Class R6
Proceeds from shares issued	2,422	7,519	6,385,588	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	296,277	377,452
Cost of shares redeemed	(3,424)	(7,384)	(4,348,336)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,351	4,870	2,333,529	5,648,668

Total change in net assets resulting from capital transactions	$18,030	$(9,562)	$5,193,277	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	112	79	66,002	67,608
Reinvested	29	35	2,827	5,373
Redeemed	(70)	(84)	(57,193)	(57,395)

Change in Class A Shares	71	30	11,636	15,586

Class C
Issued	13	17	12,513	21,351
Reinvested	15	21	703	1,838
Redeemed	(21)	(21)	(29,946)	(20,307)

Change in Class C Shares	7	17	(16,730)	2,882

Class I
Issued	283	143	299,334	317,929
Reinvested	239	366	11,118	16,183
Redeemed	(97)	(1,079)	(169,937)	(181,493)

Change in Class I Shares	425	(570)	140,515	152,619

Class R2
Issued	—	—	934	1,382
Reinvested	—	—	47	126
Redeemed	—	—	(1,951)	(2,304)

Change in Class R2 Shares	—	—	(970)	(796)

Class R3
Issued	—	—	4,910	5,236
Reinvested	—	—	142	235
Redeemed	—	—	(2,969)	(2,666)

Change in Class R3 Shares	—	—	2,083	2,805

Class R4
Issued	—	—	7,771	3,947
Reinvested	—	—	150	162
Redeemed	—	—	(3,389)	(1,344)

Change in Class R4 Shares	—	—	4,532	2,765

Class R5
Issued	—	—	18,235	26,787
Reinvested	—	—	1,312	2,489
Redeemed	—	—	(21,287)	(33,212)

Change in Class R5 Shares	—	—	(1,740)	(3,936)

Class R6
Issued	76	264	319,793	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	14,863	21,032
Redeemed	(109)	(290)	(224,750)	(128,412)

Change in Class R6 Shares	79	144	109,906	313,733

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$177,480	$25,022	$1,460,355	$495,566
Distributions reinvested	3,413	852	7,380	3,972
Cost of shares redeemed	(25,791)	(11,252)	(340,811)	(348,671)

Change in net assets resulting from Class A capital transactions	155,102	14,622	1,126,924	150,867

Class C
Proceeds from shares issued	155,434	5,247	242,865	128,940
Distributions reinvested	2,275	254	1,095	835
Cost of shares redeemed	(8,379)	(238)	(53,065)	(56,070)

Change in net assets resulting from Class C capital transactions	149,330	5,263	190,895	73,705

Class I
Proceeds from shares issued	413,338	165,512	8,854,409	5,474,198
Distributions reinvested	25,319	12,358	111,688	59,927
Cost of shares redeemed	(135,112)	(36,261)	(3,681,719)	(2,956,713)

Change in net assets resulting from Class I capital transactions	303,545	141,609	5,284,378	2,577,412

Class R5
Proceeds from shares issued	54	—	3,519	1,405
Distributions reinvested	5	2	47	32
Cost of shares redeemed	— (a)	—	(1,189)	(550)

Change in net assets resulting from Class R5 capital transactions	59	2	2,377	887

Class R6
Proceeds from shares issued	47,093	939	1,000,413	755,421
Distributions reinvested	126	25	7,536	3,351
Cost of shares redeemed	(3,881)	(174)	(474,060)	(335,615)

Change in net assets resulting from Class R6 capital transactions	43,338	790	533,889	423,157

Total change in net assets resulting from capital transactions	$651,374	$162,286	$7,138,463	$3,226,028

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	11,996	1,779	60,745	23,862
Reinvested	234	66	303	190
Redeemed	(1,795)	(857)	(14,054)	(17,011)

Change in Class A Shares	10,435	988	46,994	7,041

Class C
Issued	10,447	362	10,337	6,200
Reinvested	154	19	48	40
Redeemed	(568)	(19)	(2,234)	(2,757)

Change in Class C Shares	10,033	362	8,151	3,483

Class I
Issued	28,524	11,688	374,344	261,714
Reinvested	1,777	917	4,623	2,858
Redeemed	(9,545)	(2,849)	(151,283)	(145,069)

Change in Class I Shares	20,756	9,756	227,684	119,503

Class R5
Issued	4	—	144	66
Reinvested	— (a)	1	2	2
Redeemed	— (a)	—	(49)	(26)

Change in Class R5 Shares	4	1	97	42

Class R6
Issued	3,379	64	41,538	36,462
Reinvested	9	2	308	159
Redeemed	(269)	(14)	(19,494)	(16,768)

Change in Class R6 Shares	3,119	52	22,352	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,055	$22,160
Distributions reinvested	25	15
Cost of shares redeemed	(2,233)	(998)

Change in net assets resulting from Class A capital transactions	51,847	21,177

Class C
Proceeds from shares issued	57,384	19,425
Distributions reinvested	1	3
Cost of shares redeemed	(1,122)	(464)

Change in net assets resulting from Class C capital transactions	56,263	18,964

Class I
Proceeds from shares issued	1,069,346	575,746
Distributions reinvested	783	415
Cost of shares redeemed	(75,413)	(64,565)

Change in net assets resulting from Class I capital transactions	994,716	511,596

Class R5
Proceeds from shares issued	545	20
Distributions reinvested	1	— (b)
Cost of shares redeemed	(21)	—

Change in net assets resulting from Class R5 capital transactions	525	20

Class R6
Proceeds from shares issued	261,104	1,769
Distributions reinvested	300	2
Cost of shares redeemed	(5,366)	— (b)

Change in net assets resulting from Class R6 capital transactions	256,038	1,771

Total change in net assets resulting from capital transactions	$1,359,389	$553,528

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,452	1,406
Reinvested	2	1
Redeemed	(142)	(63)

Change in Class A Shares	3,312	1,344

Class C
Issued	3,672	1,235
Reinvested	— (b)	—	(b)
Redeemed	(72)	(29)

Change in Class C Shares	3,600	1,206

Class I
Issued	68,491	36,861
Reinvested	49	26
Redeemed	(4,782)	(4,085)

Change in Class I Shares	63,758	32,802

Class R5
Issued	34	1
Reinvested	— (b)	—	(b)
Redeemed	(1)	—

Change in Class R5 Shares	33	1

Class R6
Issued	16,725	112
Reinvested	19	—	(b)
Redeemed	(340)	—	(b)

Change in Class R6 Shares	16,404	112

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,542,784	$1,093,424	$81,668	$138,275
Distributions reinvested	209,959	290,772	737	2,618
Cost of shares redeemed	(1,237,783)	(1,019,134)	(49,625)	(156,095)

Change in net assets resulting from Class A capital transactions	514,960	365,062	32,780	(15,202)

Class C
Proceeds from shares issued	263,027	194,307	24,043	3,402
Distributions reinvested	45,342	64,738	68	344
Cost of shares redeemed	(425,827)	(147,910)	(13,265)	(20,436)

Change in net assets resulting from Class C capital transactions	(117,458)	111,135	10,846	(16,690)

Class I
Proceeds from shares issued	3,946,027	2,721,471	1,171,550	187,035
Distributions reinvested	446,730	522,530	4,779	4,008
Cost of shares redeemed	(3,034,183)	(1,843,411)	(229,227)	(206,607)

Change in net assets resulting from Class I capital transactions	1,358,574	1,400,590	947,102	(15,564)

Class R2
Proceeds from shares issued	43,616	36,135	3,822	4,111
Distributions reinvested	7,039	13,984	42	196
Cost of shares redeemed	(76,963)	(83,183)	(18,227)	(6,217)

Change in net assets resulting from Class R2 capital transactions	(26,308)	(33,064)	(14,363)	(1,910)

Class R3
Proceeds from shares issued	184,953	51,615	1	— (a)
Distributions reinvested	5,581	4,020	— (a)	— (a)
Cost of shares redeemed	(59,342)	(23,556)	(9)	— (a)

Change in net assets resulting from Class R3 capital transactions	131,192	32,079	(8)	— (a)

Class R4
Proceeds from shares issued	134,173	49,115	291	1,815
Distributions reinvested	6,602	2,550	— (a)	192
Cost of shares redeemed	(35,061)	(6,458)	(12,452)	(3,474)

Change in net assets resulting from Class R4 capital transactions	105,714	45,207	(12,161)	(1,467)

Class R5
Proceeds from shares issued	241,401	172,183	9,493	7,109
Distributions reinvested	46,287	78,312	191	420
Cost of shares redeemed	(375,742)	(278,117)	(13,602)	(17,058)

Change in net assets resulting from Class R5 capital transactions	(88,054)	(27,622)	(3,918)	(9,529)

Class R6
Proceeds from shares issued	6,503,315	3,367,122	1,547,366	166,602
Distributions reinvested	744,666	931,375	12,895	15,432
Cost of shares redeemed	(3,529,455)	(2,028,669)	(197,025)	(141,375)

Change in net assets resulting from Class R6 capital transactions	3,718,526	2,269,828	1,363,236	40,659

Total change in net assets resulting from capital transactions	$5,597,146	$4,163,215	$2,323,514	$(19,703)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	26,713	26,425	4,245	10,104
Reinvested	3,666	7,477	46	196
Redeemed	(21,267)	(24,532)	(3,017)	(11,819)

Change in Class A Shares	9,112	9,370	1,274	(1,519)

Class C
Issued	6,214	6,347	1,298	262
Reinvested	1,097	2,250	5	26
Redeemed	(10,236)	(4,817)	(883)	(1,590)

Change in Class C Shares	(2,925)	3,780	420	(1,302)

Class I
Issued	66,612	64,836	62,079	14,482
Reinvested	7,640	13,208	273	306
Redeemed	(51,094)	(44,234)	(12,774)	(15,555)

Change in Class I Shares	23,158	33,810	49,578	(767)

Class R2
Issued	788	906	222	326
Reinvested	129	376	3	15
Redeemed	(1,379)	(2,121)	(1,084)	(468)

Change in Class R2 Shares	(462)	(839)	(859)	(127)

Class R3
Issued	3,136	1,251	1	— (a)
Reinvested	97	103	— (a)	— (a)
Redeemed	(1,008)	(568)	(1)	— (a)

Change in Class R3 Shares	2,225	786	— (a)	— (a)

Class R4
Issued	2,275	1,166	20	134
Reinvested	113	64	— (a)	14
Redeemed	(586)	(157)	(942)	(250)

Change in Class R4 Shares	1,802	1,073	(922)	(102)

Class R5
Issued	3,948	3,989	517	542
Reinvested	769	1,927	12	32
Redeemed	(6,111)	(6,525)	(784)	(1,286)

Change in Class R5 Shares	(1,394)	(609)	(255)	(712)

Class R6
Issued	104,867	77,205	76,592	12,775
Reinvested	12,253	22,702	760	1,189
Redeemed	(57,075)	(47,053)	(11,736)	(10,425)

Change in Class R6 Shares	60,045	52,854	65,616	3,539

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,017	$6,903	$448,946	$715,588
Distributions reinvested	1,624	5,106	78,212	154,154
Cost of shares redeemed	(15,672)	(23,459)	(1,212,979)	(605,447)

Change in net assets resulting from Class A capital transactions	(7,031)	(11,450)	(685,821)	264,295

Class C
Proceeds from shares issued	1,778	567	101,446	40,488
Distributions reinvested	283	1,288	17,249	24,891
Cost of shares redeemed	(5,408)	(7,152)	(111,778)	(84,646)

Change in net assets resulting from Class C capital transactions	(3,347)	(5,297)	6,917	(19,267)

Class I
Proceeds from shares issued	12,129	134,333	676,639	295,219
Distributions reinvested	4,054	54,229	83,781	94,363
Cost of shares redeemed	(43,512)	(689,651)	(445,901)	(492,924)

Change in net assets resulting from Class I capital transactions	(27,329)	(501,089)	314,519	(103,342)

Class L
Proceeds from shares issued	—	—	1,503,646	269,061
Distributions reinvested	—	—	156,873	124,874
Cost of shares redeemed	—	—	(1,609,341)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	51,178	(269,152)

Class R2
Proceeds from shares issued	546	765	43,197	28,578
Distributions reinvested	78	218	14,784	21,162
Cost of shares redeemed	(1,206)	(2,045)	(74,678)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(582)	(1,062)	(16,697)	(32,268)

Class R3
Proceeds from shares issued	—	—	40,112	27,510
Distributions reinvested	—	—	7,878	10,063
Cost of shares redeemed	—	—	(32,479)	(33,612)

Change in net assets resulting from Class R3 capital transactions	—	—	15,511	3,961

Class R4
Proceeds from shares issued	—	—	19,615	4,496
Distributions reinvested	—	—	1,911	2,149
Cost of shares redeemed	—	—	(6,093)	(8,139)

Change in net assets resulting from Class R4 capital transactions	—	—	15,433	(1,494)

Class R5
Proceeds from shares issued	722	2,988	152,803	78,859
Distributions reinvested	141	3,383	56,125	73,591
Cost of shares redeemed	(2,434)	(48,472)	(201,053)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(1,571)	(42,101)	7,875	(42,358)

Class R6
Proceeds from shares issued	14,127	55,961	3,065,302	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	2,353	11,672	720,789	919,240
Cost of shares redeemed	(43,872)	(93,260)	(3,616,496)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	(27,392)	(25,627)	169,595	485,631

Total change in net assets resulting from capital transactions	$(67,252)	$(586,626)	$(121,490)	$286,006

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	230	238	23,673	46,733
Reinvested	56	173	4,247	9,829
Redeemed	(535)	(800)	(66,851)	(39,445)

Change in Class A Shares	(249)	(389)	(38,931)	17,117

Class C
Issued	57	22	5,407	2,740
Reinvested	10	44	981	1,647
Redeemed	(188)	(250)	(6,150)	(5,697)

Change in Class C Shares	(121)	(184)	238	(1,310)

Class I
Issued	378	4,400	34,804	18,972
Reinvested	139	1,759	4,522	5,999
Redeemed	(1,437)	(23,872)	(22,963)	(31,630)

Change in Class I Shares	(920)	(17,713)	16,363	(6,659)

Class L
Issued	—	—	82,220	17,663
Reinvested	—	—	8,466	7,922
Redeemed	—	—	(82,827)	(42,694)

Change in Class L Shares	—	—	7,859	(17,109)

Class R2
Issued	17	25	2,286	1,874
Reinvested	3	8	815	1,363
Redeemed	(41)	(72)	(3,942)	(5,292)

Change in Class R2 Shares	(21)	(39)	(841)	(2,055)

Class R3
Issued	—	—	2,150	1,723
Reinvested	—	—	430	644
Redeemed	—	—	(1,724)	(2,144)

Change in Class R3 Shares	—	—	856	223

Class R4
Issued	—	—	984	290
Reinvested	—	—	103	137
Redeemed	—	—	(311)	(534)

Change in Class R4 Shares	—	—	776	(107)

Class R5
Issued	22	101	7,725	5,056
Reinvested	5	110	3,019	4,669
Redeemed	(84)	(1,585)	(10,515)	(12,468)

Change in Class R5 Shares	(57)	(1,374)	229	(2,743)

Class R6
Issued	434	1,871	159,157	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	80	394	38,637	58,213
Redeemed	(1,493)	(3,593)	(183,543)	(143,075)

Change in Class R6 Shares	(979)	(1,328)	14,251	31,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,023	$18,251	$67,074	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(28,020)	(40,642)	(103,562)	(536,310)

Change in net assets resulting from Class A capital transactions	(670)	(13,777)	34,820	(345,961)

Class C
Proceeds from shares issued	1,789	2,490	5,606	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(12,341)	(10,656)	(43,234)	(60,945)

Change in net assets resulting from Class C capital transactions	(8,254)	(4,867)	(28,589)	(34,369)

Class I
Proceeds from shares issued	13,566	21,569	241,025	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(41,096)	(61,865)	(946,028)	(3,344,154)
Redemptions in-kind (See Note 8)	—	—	(487,288)	—

Change in net assets resulting from Class I capital transactions	(14,675)	(23,731)	(695,280)	(1,990,503)

Class R2
Proceeds from shares issued	11,220	10,855	614	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(20,777)	(21,173)	(1,100)	(1,967)

Change in net assets resulting from Class R2 capital transactions	(5,427)	(5,267)	719	(43)

Class R5
Proceeds from shares issued	28,851	22,564	5,546	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(119,468)	(53,596)	(23,795)	(84,259)

Change in net assets resulting from Class R5 capital transactions	(70,402)	(7,901)	(8,760)	(48,942)

Class R6
Proceeds from shares issued	45,323	41,741	127,531	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(118,672)	(110,988)	(241,171)	(411,227)

Change in net assets resulting from Class R6 capital transactions	(11,632)	(1,170)	(650)	(206,489)

Total change in net assets resulting from capital transactions	$(111,060)	$(56,713)	$(697,740)	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	314	335	2,537	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(431)	(754)	(4,090)	(21,865)

Change in Class A Shares	2	(259)	1,598	(13,757)

Class C
Issued	28	47	242	340
Reinvested	38	63	446	873
Redeemed	(200)	(203)	(1,763)	(2,792)

Change in Class C Shares	(134)	(93)	(1,075)	(1,579)

Class I
Issued	202	377	9,169	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(615)	(1,107)	(36,191)	(138,788)
Redemptions in-kind (See Note 8)	—	—	(19,946)	—

Change in Class I Shares	(209)	(430)	(25,568)	(82,278)

Class R2
Issued	177	204	26	49
Reinvested	69	96	56	36
Redeemed	(324)	(397)	(45)	(90)

Change in Class R2 Shares	(78)	(97)	37	(5)

Class R5
Issued	442	412	211	639
Reinvested	326	425	405	840
Redeemed	(1,790)	(983)	(911)	(3,482)

Change in Class R5 Shares	(1,022)	(146)	(295)	(2,003)

Class R6
Issued	690	784	4,669	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(1,768)	(1,980)	(9,673)	(16,836)

Change in Class R6 Shares	(85)	55	(176)	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,721	$56,324	$9,507	$3,668
Distributions reinvested	7,384	21,732	226	837
Cost of shares redeemed	(123,854)	(97,073)	(1,965)	(4,213)

Change in net assets resulting from Class A capital transactions	(63,749)	(19,017)	7,768	292

Class C
Proceeds from shares issued	—	—	1,229	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(1,166)	(725)

Change in net assets resulting from Class C capital transactions	—	—	93	(272)

Class I
Proceeds from shares issued	127,129	49,261	51,880	12,036
Distributions reinvested	17,371	23,349	688	1,446
Cost of shares redeemed	(230,638)	(94,822)	(30,906)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	281,935	(22,212)	21,662	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	738,779	898,953	23,682	—
Distributions reinvested	159,481	462,987	247	—
Cost of shares redeemed	(1,610,214)	(1,245,965)	(1,916)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(711,954)	(1,220,734)	22,013	—

Total change in net assets resulting from capital transactions	$(889,477)	$(1,284,816)	$51,536	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,755	2,164	180	90
Reinvested	240	890	4	20
Redeemed	(3,944)	(3,751)	(37)	(108)

Change in Class A Shares	(1,949)	(697)	147	2

Class C
Issued	—	—	23	8
Reinvested	—	—	1	4
Redeemed	—	—	(24)	(18)

Change in Class C Shares	—	—	— (a)	(6)

Class I
Issued	4,149	1,907	1,006	295
Reinvested	556	945	14	33
Redeemed	(7,272)	(3,638)	(595)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	11,005	(786)	425	220

Class L (b)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (c)
Issued	22,714	35,010	451	—
Reinvested	5,100	18,774	5	—
Redeemed	(47,943)	(46,532)	(35)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(20,129)	(45,582)	421	—

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(c)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,922	$103,634
Distributions reinvested	9,932	18,821
Cost of shares redeemed	(188,211)	(69,860)

Change in net assets resulting from Class A capital transactions	(134,357)	52,595

Class C
Proceeds from shares issued	11,138	9,193
Distributions reinvested	525	848
Cost of shares redeemed	(10,570)	(6,721)

Change in net assets resulting from Class C capital transactions	1,093	3,320

Class I
Proceeds from shares issued	663,191	75,806
Distributions reinvested	10,612	3,345
Cost of shares redeemed	(99,019)	(33,791)

Change in net assets resulting from Class I capital transactions	574,784	45,360

Class R2
Proceeds from shares issued	1,007	1,202
Distributions reinvested	33	16
Cost of shares redeemed	(694)	(111)

Change in net assets resulting from Class R2 capital transactions	346	1,107

Class R3
Proceeds from shares issued	943	400
Distributions reinvested	10	2
Cost of shares redeemed	(166)	— (a)

Change in net assets resulting from Class R3 capital transactions	787	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	24	12
Cost of shares redeemed	(1,482)	(38)

Change in net assets resulting from Class R4 capital transactions	(1,325)	1,314

Class R5
Proceeds from shares issued	78	71
Distributions reinvested	3	3
Cost of shares redeemed	(23)	(55)

Change in net assets resulting from Class R5 capital transactions	58	19

Class R6
Proceeds from shares issued	310,989	48,377
Distributions reinvested	3,841	2,097
Cost of shares redeemed	(34,999)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	153,824	29,586

Total change in net assets resulting from capital transactions	$595,210	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	799	2,118
Reinvested	184	373
Redeemed	(3,804)	(1,432)

Change in Class A Shares	(2,821)	1,059

Class C
Issued	216	209
Reinvested	11	19
Redeemed	(224)	(160)

Change in Class C Shares	3	68

Class I
Issued	11,291	1,616
Reinvested	179	64
Redeemed	(1,602)	(675)

Change in Class I Shares	9,868	1,005

Class R2
Issued	19	24
Reinvested	1	— (a)
Redeemed	(13)	(2)

Change in Class R2 Shares	7	22

Class R3
Issued	16	7
Reinvested	— (a)	— (a)
Redeemed	(3)	— (a)

Change in Class R3 Shares	13	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(25)	(1)

Change in Class R4 Shares	(22)	23

Class R5
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	1	1

Class R6
Issued	5,348	915
Reinvested	65	39
Redeemed	(596)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	2,648	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	119

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$1,058,483

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,108,130)
Proceeds from disposition of investment securities	4,073,456
Covers of investment securities sold short	(1,432,966)
Proceeds from investment securities sold short	900,673
Purchases of short-term investments — affiliates, net	24,072
Change in unrealized (appreciation)/depreciation on investments in non-affiliiates	(164,103)
Change in unrealized (appreciation)/depreciation on investments in affiliates	4
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,989
Net realized (gain)/loss on investments in non-affiliates	(1,191,197)
Net realized (gain)/loss on investments in affiliates	5
Net realized (gain)/loss on securities sold short	183,382
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	1,765
Decrease in tax reclaims receivable	6
Decrease in variation margin receivable	26
Decrease in dividend expense to non-affiliates on securities sold short	(297)
Increase in interest expense to non-affiliates on securities sold short	356
Increase in due to broker for securities sold short	20
Decrease in investment advisory fees payable	(207)
Decrease in administration fees payable	(8)
Decrease in distribution fees payable	(24)
Decrease in service fees payable	(62)
Decrease in custodian and accounting fees payable	(71)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Decrease in registration fees payable	(96)
Increase in other accrued expenses payable	221

Net cash provided (used) by operating activities	1,455,366

Cash flows provided (used) by financing activities:
Due to custodian	21
Proceeds from shares issued	447,177
Payment for shares redeemed	(1,356,886)
Redemptions in-kind	(487,288)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(1,455,737)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(371)
Restricted and unrestricted cash and deposits at broker at beginning of year	391

Restricted and unrestricted cash, foreign currency and deposits at broker at end of year	$20

Supplemental disclosure of cash flow information:

For the year ended June 30, 2021 the Fund paid $4,338 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of year to the Statements of Assets and Liabilities:

	June 30, 2020	June 30, 2021
Cash	$23	$—
Foreign currency, at value	—	20
Deposits at broker:
Futures contracts	368	—

	$391	$20

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2021	$26.88	$0.01	$11.90	$11.91	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)

Class C
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)

Class I
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)

Class R6
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.03	47.07%	$9,949	1.09%	0.05%	1.24%	58%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84

33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84

35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84

35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2021	$16.22	$0.29	$6.12	$6.41	$(0.29)	$—	$(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)

Class C
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)

Class I
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)

Class R2
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)

Class R3
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)

Class R6
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.34	39.81%	$4,715,916	0.96%	1.48%	0.96%	16%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14

21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14

22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14

22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14

22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14

22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2021	$12.96	$1.26	$2.40	$3.66	$(1.39)
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$15.23	29.67%	$174,085	0.85%		8.61%		0.91%		217%
12.96	(3.78)	12,904	0.85		14.21		1.11		236
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

15.23	29.03	158,340	1.34		7.76		1.40		217
12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

15.23	29.97	519,976	0.60		9.62		0.69		217
12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

15.23	30.16	88	0.45		9.54		0.56		217
12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

15.23	30.29	48,315	0.35		9.99		0.44		217
12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2021	$21.83	$0.15	$4.11	$4.26	$(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)

Class C
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)

Class I
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)

Class R5
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)

Class R6
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.90	19.58%	$1,778,457	0.83%	0.61%	0.84%	39%
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31

25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31

25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31

26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31

26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.01)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.95	0.95	— (h)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.97	6.54%	$52,880	0.85%	0.57%	0.92%	6%

15.95	6.36	57,423	1.35	0.05	1.43	6

15.98	6.63	1,018,781	0.60	0.80	0.70	6

15.98	6.66	536	0.45	0.99	0.88	6

15.99	6.75	262,248	0.35	1.04	0.43	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.02)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.96	0.96	(0.01)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.06		0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.96	6.50%	$21,446	0.85%	0.60%	1.00%	7%

15.95	6.37	19,229	1.35	0.09	1.51	7

15.98	6.64	524,074	0.60	0.81	0.80	7

15.98	6.64	21	0.45	0.96	3.22	7

15.98	6.68	1,796	0.35	1.10	0.64	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2021	$48.04	$(0.27)	$19.59	$19.32	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)

Class C
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)

Class I
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)

Class R2
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)

Class R3
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)

Class R6
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.22	41.00%	$4,970,767	0.93%	(0.46)%	1.02%	58%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22

46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22

65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22

61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22

64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22

68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2021	$12.72	$0.11	$7.73	$7.84	$(0.08)	$—	$(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)

Class C
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)

Class I
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)

Class R2
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)

Class R3
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)

Class R6
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.48	61.86%	$218,302	0.93%	0.62%	1.04%	93%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145

19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145

20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145

20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145

20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145

20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2021	$25.83	$0.42		$11.10	$11.52	$(0.64)	$(0.33)	$(0.97)
Year Ended June 30, 2020	31.42	0.55	(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)

Class C
Year Ended June 30, 2021	25.36	0.28		10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40	(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)

Class I
Year Ended June 30, 2021	25.79	0.50		11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62	(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)

Class R2
Year Ended June 30, 2021	25.55	0.33		11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47	(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)

Class R5
Year Ended June 30, 2021	25.66	0.59		11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67	(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)

Class R6
Year Ended June 30, 2021	26.06	0.57		11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70	(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.38	45.65%	$61,187	0.83%	1.37%		0.99%	72%
25.83	(9.96)	49,876	0.83	1.88	(d)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81

35.72	45.02	11,211	1.33	0.91		1.50	72
25.36	(10.46)	11,038	1.33	1.37	(d)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81

36.72	47.54	127,530	0.59	1.62		0.74	72
25.79	(10.69)	113,316	0.59	2.01	(d)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81

35.99	45.36	3,000	1.09	1.08		1.34	72
25.55	(10.24)	2,664	1.09	1.62	(d)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81

36.78	48.74	4,053	0.44	1.91		0.59	72
25.66	(11.16)	4,269	0.44	2.16	(d)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81

36.78	46.60	69,298	0.34	1.82		0.49	72
26.06	(9.68)	74,603	0.34	2.37	(d)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2021	$16.22	$0.09	$6.39	$6.48	$(0.08)	$(1.11)	$(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)

Class C
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)

Class I
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)

Class L
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)

Class R2
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)

Class R3
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)

Class R6
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.51	41.18%	$1,642,046	0.94%	0.46%	0.98%	60%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86

20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86

21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86

21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86

21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86

21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86

21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Year Ended June 30, 2021	$57.64	$(0.01)		$21.89	$21.88	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2021	56.26	(0.32)		21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(e)	8.13	8.13	(0.04)	—	(0.04)

Class I
Year Ended June 30, 2021	58.80	0.16		22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)

Class R2
Year Ended June 30, 2021	56.08	(0.17)		21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)

Class R5
Year Ended June 30, 2021	57.93	0.26		21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)

Class R6
Year Ended June 30, 2021	57.93	0.33		21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$73.40	40.08%	$119,893	0.84%	(0.01)%		0.90%	64%
57.64	15.11	94,017	0.84	1.15	(d)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68

71.55	39.44	30,159	1.34	(0.50)		1.40	64
56.26	14.50	31,216	1.34	0.65	(d)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(f)	1.67	68

75.08	40.46	164,959	0.59	0.25		0.65	64
58.80	15.38	141,497	0.59	1.40	(d)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68

71.18	39.73	45,629	1.09	(0.26)		1.21	64
56.08	14.84	40,305	1.09	0.90	(d)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68

73.80	40.57	166,478	0.44	0.39		0.50	64
57.93	15.63	189,889	0.44	1.55	(d)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68

73.81	40.70	780,470	0.34	0.50		0.40	64
57.93	15.76	617,458	0.34	1.65	(d)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2021	$24.58	$(0.10)	$9.21	$9.11	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (h)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (h)	5.54	5.54	(0.01)	(1.24)	(1.25)

Class C
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)

Class I
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)

Class R2
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)

Class R5
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)

Class R6
Year Ended June 30, 2021	25.18	— (h)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.25% for the year ended June 30, 2021, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018 and 1.25% and 1.43% for the year ended June 30, 2017, for Class C are 1.59% and 1.74% for the year ended June 30, 2021, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018 and 1.75% and 1.94% for the year ended June 30, 2017, for Class I are 0.85% and 0.99% for the year ended June 30, 2021, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018 and 0.98% and 1.16% for the year ended June 30, 2017, for Class R2 are 1.45% and 1.50% for the year ended June 30, 2021, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018 and 1.50% and 1.76% for the year ended June 30, 2017, for Class R5 are 0.80% and 0.84% for the year ended June 30, 2021, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018 and 0.80% and 0.96% for the year ended June 30, 2017 and for Class R6 are 0.70% and 0.74% for the year ended June 30, 2021, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$26.84	42.30%	$335,206	1.94	%(g)	(0.39)%	2.09%	57%	96%
24.58	11.66	267,701	1.92		0.19	2.08	85	134
27.51	6.84	678,071	1.91		0.22	2.16	98	148
30.10	13.16	772,656	2.01		0.01	2.26	110	161
30.35	21.64	791,067	2.20		0.00 (i)	2.39	94	131

24.01	41.55	36,784	2.43	(g)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42		(0.32)	2.58	85	134
25.88	6.31	108,332	2.42		(0.29)	2.67	98	148
28.65	12.58	158,677	2.50		(0.50)	2.75	110	161
29.21	21.05	201,031	2.70		(0.50)	2.89	94	131

27.53	42.65	1,702,566	1.69	(g)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67		0.40	1.83	85	134
27.94	7.11	4,740,691	1.67		0.46	1.91	98	148
30.51	13.46	6,169,553	1.75		0.27	2.00	110	161
30.66	21.95	8,075,047	1.94		0.27	2.12	94	131

25.27	41.77	5,838	2.29	(g)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27		(0.13)	2.34	85	134
26.62	6.45	5,304	2.27		(0.14)	2.45	98	148
29.31	12.81	6,528	2.31		(0.30)	2.52	110	161
29.74	21.33	6,207	2.45		(0.24)	2.71	94	131

27.78	42.75	34,191	1.64	(g)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62		0.46	1.67	85	134
28.08	7.14	99,113	1.62		0.51	1.76	98	148
30.65	13.57	126,084	1.65		0.37	1.85	110	161
30.81	22.18	168,526	1.76		0.47	1.92	94	131

27.75	42.86	536,661	1.54	(g)	0.01	1.58	57	96
25.18	12.10	491,414	1.52		0.58	1.57	85	134
28.07	7.30	787,497	1.52		0.59	1.67	98	148
30.63	6.10	1,795,125	1.54		0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2021	$26.55	$0.27	$10.81	$11.08	$(0.34)	$(0.83)	$—	$(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)

Class I
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	—	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)

Class R6
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	—	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.46	42.55%	$180,296	0.60%	0.85%	0.84%	35%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40

36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40

36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Year Ended June 30, 2021	$42.76	$0.42	$16.81	$17.23	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29	6.20	6.49	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11	6.06	6.17	(0.14)	—	(0.14)

Class I
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38	6.25	6.63	(0.44)	—	(0.44)

Class R6
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$59.20	40.64%	$24,169	0.64%	0.80%	1.23%	44%
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38
39.35	19.64	7,943	1.08	0.80	2.29	53

57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38
38.51	19.02	5,063	1.58	0.30	2.79	53

59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38
39.59	19.95	5,038	0.83	1.04	2.03	53

59.69	29.93	25,156	0.34	1.05	0.70	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	149

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Year Ended June 30, 2021	$45.62	$0.64	$19.59	$20.23	$(0.60)	$(0.64)	$(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)

Class C
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)

Class I
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)

Class R2
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)

Class R3
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)

Class R6
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.61	44.88%	$522,230	0.93%	1.17%	1.03%	14%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28

57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28

68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28

64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28

68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28

69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 15 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund(2)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(3)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(4) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(5)	Class A, Class C, Class I and Class R6(6)	JPM I	Diversified
JPMorgan U.S. Value Fund(7)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Commenced operations on February 26, 2021.
(2)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
(3)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(4)	On July 6, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 6, 2020, Class L Shares are no longer offered.
(5)	Effective August 15, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(6)	Commenced operations on September 30, 2020.
(7)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

152	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Hedged Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$132,089	$—	$—	$132,089

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,355,736	$—	$—	$46,355,736

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$741,641	$—	$—	$741,641
Equity-Linked Notes	—	141,896	—	141,896
Short-Term Investments
Investment Companies	43,928	—	—	43,928

Total Investments in Securities	$785,569	$141,896	$—	$927,465

Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

154	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,514,775	$—	$—	$18,514,775

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,311	$—	$—	$5,311

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(200,436)	—	—	(200,436)
Put Options Written	(66,315)	—	—	(66,315)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(261,440)	$—	$—	$(261,440)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,448,854	$—	$—	$1,448,854

Appreciation in Other Financial Instruments
Futures Contracts (a)	$45	$—	$—	$45

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(12,140)	—	—	(12,140)
Put Options Written	(640)	—	—	(640)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(12,735)	$—	$—	$(12,735)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$585,779	$—	$—	$585,779

Appreciation in Other Financial Instruments
Futures Contracts (a)	$32	$—	$—	$32

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(7,591)	—	—	(7,591)
Put Options Written	(969)	—	—	(969)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(8,528)	$—	$—	$(8,528)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,825,031	$—	$—	$37,825,031

(a)	Please refer to the SOI for specifics of portfolio holdings.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,363,329	$—	$—	$4,363,329

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$277,055	$—	$—	$277,055

Appreciation in Other Financial Instruments
Futures Contracts (a)	$107	$—	$—	$107

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,905,551	$—	$—	$19,905,551

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,940	$—	$—	$1,940

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,309,699	$—	$—	$1,309,699

Appreciation in Other Financial Instruments
Futures Contracts (a)	$512	$—	$—	$512

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,315,329	$—	$—	$3,315,329

Total Liabilities for Securities Sold Short (a)	$(664,633)	$—	$—	$(664,633)

(a)	Please refer to the SOI for specifics of portfolio holdings.

156	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,067,469	$—	$—	$5,067,469

Appreciation in Other Financial Instruments
Futures Contracts (a)	$965	$—	$—	$965

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$115,508	$—	$—	$115,508

Appreciation in Other Financial Instruments
Futures Contracts (a)	$63	$—	$—	$63

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,705,834	$—	$—	$1,705,834

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$422,906	$(422,906)	$—
Large Cap Value Fund	30,637	(30,637)	—
U.S. Equity Fund	30,132	(30,132)	—
U.S. GARP Equity Fund	2,790	(2,790)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Focus Fund	$—	(a)
Equity Income Fund	—	(a)
Large Cap Growth Fund	47
Large Cap Value Fund	3
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Equity Focus Fund, Equity Income Fund, U.S. Applied Data Science Value Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at June 30, 2021. Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the year ended June 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the

158	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Focus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,216	$36,907	$36,539	$(1)	$(1)	$3,582	3,580	$4		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	1,810	1,810	—	—	—	—	—	*(c)	—

Total	$3,216	$38,717	$38,349	$(1)	$(1)	$3,582		$4		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$883,014	$7,081,611	$6,855,898	$238	$(532)	$1,108,433	1,107,879	$1,170		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	11,346	11,346	—	—	—	—	—	*(c)	—

	$883,014	$7,092,957	$6,867,244	$238	$(532)	$1,108,433		$1,170		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$5,899	$800,957	$762,923	$(5)	$—	(c)	$43,928	43,906	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Hedged Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$456,381	$6,474,865	$6,618,277	$—	$—	$312,969	312,969	$61	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 2 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b)(c)	$—	$749,510	$666,577	$—	$—	$82,933	82,933	$3	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 3 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	$—	$270,762	$253,072	$—	$—	$17,690	17,690	$1	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Large Cap Growth Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,084,362	$14,721,272	$14,303,977	$(26)	$(398)	$1,501,233	1,500,482	$1,768		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,102,899	3,197,800	3,986,304	(220)*	(56)	314,119	314,119	1,287	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	2,581,274	2,564,404	—	—	113,675	113,675	38	*	—

Total	$2,284,066	$20,500,346	$20,854,685	$(246)	$(454)	$1,929,027		$3,093		$—

160	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,570	$2,845,097	$2,800,329	$(14)	$1		$57,325	57,297	$54		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	51,705	236,700	280,500	(8)*	—	(c)	7,897	7,896	41	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	140,745	125,975	—	—		23,462	23,462	2	*	—

Total	$72,967	$3,222,542	$3,206,804	$(22)	$1		$88,684		$97		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,719	$73,416	$68,951	$(1)		$(1)	$9,182	9,178	$8		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	3	5,501	5,503	—	*(c)	(1)	—	—	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	2,452	24,723	27,175	—		—	—	—	1	*	—

Total	$7,174	$103,640	$101,629	$(1)		$(2)	$9,182		$11		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$41,341	$5,762,716	$5,575,130	$(81)	$— (c)	$228,846	228,732	$291		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,074	401,000	375,066	(10)*	(3)	26,995	26,995	72	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,605	125,583	134,682	—	—	3,506	3,506	3	*	—

Total	$55,020	$6,289,299	$6,084,878	$(91)	$(3)	$259,347		$366		$—

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

U.S. GARP Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,447	$278,039	$259,363	$(6)	$(7)	$31,110	31,095	$38		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	153,000	151,000	(6)*	— (c)	1,994	1,994	26	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	145,116	155,528	—	—	915	915	2	*	—

Total	$23,774	$576,155	$565,891	$(12)	$(7)	$34,019		$66		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$35,661	$883,510	$907,582	$(5)	$(4)	$11,580	11,574	$29	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$110,144	$1,058,266	$1,101,481	$(14)	$(1)	$66,914	66,881	$66	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

162	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Sustainable Leaders Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,605	$59,100	$56,125	$(1)	$1	$4,580	4,577	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	2,242	2,568	—	—	—	—	—	*(c)	—

Total	$1,931	$61,342	$58,693	$(1)	$1	$4,580		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$25,234	$751,274	$738,469	$7	$(18)	$38,028	38,009	$39		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	236	236	—	—	—	—	—	*(c)	—

Total	$25,234	$751,510	$738,705	$7	$(18)	$38,028		$39		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Futures Contracts — Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Equity Premium Income Fund		Hedged Equity Fund	Hedged Equity 2 Fund		Hedged Equity 3 Fund		U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$5,129	(a)	$240,641	$12,681	(b)	$1,417	(b)	$5,378	$166,556	$20,156	$737	$45,618	$1,633
Ending Notional Balance Long	1,501		362,593	27,446		2,788		7,719	115,361	31,735	—	45,673	4,583

Exchange-Traded Options:
Average Number of Contracts Purchased	—		38,531	1,809	(b)	730	(b)	—	—	—	—	—	—
Average Number of Contracts Written	—		77,062	3,618	(b)	1,460	(b)	—	—	—	—	—	—
Ending Number of Contracts Purchased	—		42,646	3,233		1,318		—	—	—	—	—	—
Ending Number of Contracts Written	—		85,292	6,466		2,636		—	—	—	—	—	—

164	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	For the period February 1, 2021 through June 30, 2021.
(b)	For the period March 1, 2021 through June 30, 2021.

The Funds’ derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2021, Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

I. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2021, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

J. Offering and Organization Costs — Total offering costs of $104 and $104, respectively, incurred in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are recorded as an expense at the time the Funds commenced operations. For the year ended June 30, 2021, total offering costs amortized were $34 and $34, respectively.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A		Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$1		$2	n/a		n/a		n/a		n/a		n/a		$—	(a)	$4
Equity Income Fund
Transfer agency fees	435		68		366	n/a		$12		$7		$4		$31		254		1,177
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	9	n/a		n/a		n/a		n/a		—	(a)	1		10
Hedged Equity Fund
Transfer agency fees	49		10		126	n/a		n/a		n/a		n/a		1		28		214
Hedged Equity 2 Fund
Transfer agency fees	—	(a)	—	(a)	1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	1
Hedged Equity 3 Fund
Transfer agency fees	—	(a)	1		1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	2
Large Cap Growth Fund
Transfer agency fees	403		27		126	n/a		9		3		3		14		155		740
Large Cap Value Fund
Transfer agency fees	62		2		90	n/a		4		—	(a)	—	(a)	3		18		179
U.S. Applied Data Science Value Fund
Transfer agency fees	1		2		3	n/a		3		n/a		n/a		—	(a)	2		11
U.S. Equity Fund
Transfer agency fees	95		12		33	$87		6		4		—	(a)	10		98		345
U.S. GARP Equity Fund
Transfer agency fees	9		2		5	n/a		29		n/a		n/a		2		6		53
U.S. Large Cap Core Plus Fund
Transfer agency fees	34		4		51	n/a		1		n/a		n/a		—	(a)	5		95
U.S. Research Enhanced Equity Fund
Transfer agency fees	16		n/a		13	—	(a)	n/a		n/a		n/a		n/a		35		64
U.S. Sustainable Leaders Fund
Transfer agency fees	3		—	(a)	2	n/a		n/a		n/a		n/a		n/a		—	(a)	5
U.S. Value Fund
Transfer agency fees	149		2		12	n/a		—	(a)	—	(a)	—	(a)	—	(a)	3		166

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

166	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$35	$(49)	$14
Equity Income Fund	(5,136)	(1,553)	6,689
Equity Premium Income Fund	(74)	(75)	149
Hedged Equity Fund	—	(4,017)	4,017
Hedged Equity 2 Fund	(38)	38	—
Hedged Equity 3 Fund	(5)	5	—
Large Cap Growth Fund	495,481	19,600	(515,081)
Large Cap Value Fund	—	(216)	216
U.S. Applied Data Science Value Fund	2,738	(317)	(2,421)
U.S. Equity Fund	197,537	(2,245)	(195,292)
U.S. GARP Equity Fund	1,012	(10)	(1,002)
U.S. Large Cap Core Plus Fund	309,335	1,704	(311,039)
U.S. Research Enhanced Equity Fund	—	(1,904)	1,904
U.S. Sustainable Leaders Fund	—	(2)	2
U.S. Value Fund	(130)	(214)	344

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

O. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund,

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.04%, 0.07%, 0.07%, 0.075%, 0.075%, 0.05%, 0.07%, 0.07%, 0.06%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$1
Equity Income Fund	622	4
Equity Premium Income Fund	115	—
Hedged Equity Fund	263	1
Hedged Equity 2 Fund	46	—
Hedged Equity 3 Fund	18	—
Large Cap Growth Fund	887	1
Large Cap Value Fund	29	—
U.S. Applied Data Science Value Fund	3	—
U.S. Equity Fund	210	—	(a)
U.S. GARP Equity Fund	7	—	(a)
U.S. Large Cap Core Plus Fund	21	—	(a)
U.S. Research Enhanced Equity Fund	1	—
U.S. Sustainable Leaders Fund	8	—
U.S. Value Fund	22	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

168	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25%	0.25%	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements - The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.83	(1)	1.33	(1)	0.59	(1)	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94		1.44		0.69		n/a	(2)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84		1.34		0.59		n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64		1.14		0.39		n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective July 1, 2021, the contractual expense limitations changed to 0.73%, 1.23% and 0.49% for Class A, Class C and Class I Shares, respectively, and the contractual expense limitations for all classes of the Fund were extended until at least June 30, 2023.

(2)	Effective November 1, 2020, the contractual expense limitation expired. Prior to November 1, 2020, the contractual expense limitation was 0.61%.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$87	$55	$3	$145	$—
Equity Income Fund	28	—	—	28	—
Equity Premium Income Fund	181	120	9	310	1
Hedged Equity Fund	—	—	3	3	—
Hedged Equity 2 Fund	105	57	1	163	48
Hedged Equity 3 Fund	91	41	1	133	52
Large Cap Growth Fund	13,309	8,859	437	22,605	9
Large Cap Value Fund	711	474	177	1,362	16
U.S. Applied Data Science Value Fund	225	150	15	390	1
U.S. Equity Fund	3,640	2,421	157	6,218	89
U.S. GARP Equity Fund	440	294	43	777	—
U.S. Large Cap Core Plus Fund	665	443	2,400	3,508	4
U.S. Research Enhanced Equity Fund	2,516	1,676	1,266	5,458	—	(a)
U.S. Sustainable Leaders Fund	212	56	133	401	4
U.S. Value Fund	420	280	159	859	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Equity Focus Fund	$4
Equity Income Fund	1,032
Equity Premium Income Fund	10
Hedged Equity Fund	362
Hedged Equity 2 Fund	3
Hedged Equity 3 Fund	1
Large Cap Growth Fund	1,376
Large Cap Value Fund	44
U.S. Applied Data Science Value Fund	6
U.S. Equity Fund	234
U.S. GARP Equity Fund	31
U.S. Large Cap Core Plus Fund	32
U.S. Research Enhanced Equity Fund	65
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	32

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

170	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$66,707	$60,241	$—	$—
Equity Income Fund	10,618,660	5,698,557	—	—
Equity Premium Income Fund	1,451,478	806,058	—	—
Hedged Equity Fund	10,328,405	5,566,162	—	—
Hedged Equity 2 Fund	1,347,967	37,676	—	—
Hedged Equity 3 Fund	555,540	16,766	—	—
Large Cap Growth Fund	21,085,125	17,536,359	—	—
Large Cap Value Fund	4,134,889	1,861,283	—	—
U.S. Applied Data Science Value Fund	178,122	251,858	—	—
U.S. Equity Fund	10,580,066	11,876,673	—	—
U.S. GARP Equity Fund	784,347	1,009,139	—	—
U.S. Large Cap Core Plus Fund	2,084,301	3,566,133	900,847	1,424,813
U.S. Research Enhanced Equity Fund	1,700,221	2,701,974	—	—
U.S. Sustainable Leaders Fund	79,521	31,353	—	—
U.S. Value Fund	851,132	158,918	—	—

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$86,383	$46,511	$805	$45,706
Equity Income Fund	31,798,573	14,619,610	62,447	14,557,163
Equity Premium Income Fund	860,594	69,928	3,054	66,874
Hedged Equity Fund	12,739,132	5,530,022	15,819	5,514,203
Hedged Equity 2 Fund	1,384,217	76,205	24,303	51,902
Hedged Equity 3 Fund	552,612	31,579	6,940	24,639
Large Cap Growth Fund	23,431,804	14,521,976	128,749	14,393,227
Large Cap Value Fund	3,848,135	537,337	22,143	515,194
U.S. Applied Data Science Value Fund	208,145	69,600	583	69,017
U.S. Equity Fund	11,649,282	8,294,130	35,921	8,258,209
U.S. GARP Equity Fund	749,270	565,544	4,603	560,941
U.S. Large Cap Core Plus Fund	1,155,422	1,569,941	74,667	1,495,274
U.S. Research Enhanced Equity Fund	2,625,984	2,444,918	2,468	2,442,450
U.S. Sustainable Leaders Fund	89,169	26,447	45	26,402
U.S. Value Fund	1,191,076	517,510	2,752	514,758

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Applied Data Science Value Fund	13,455	63,224	76,679
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. GARP Equity Fund	10,945	125,600	136,545
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599
U.S. Sustainable Leaders Fund	692	1,817	2,509
U.S. Value Fund	12,810	13,478	26,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,820	$10,037	$45,706
Equity Income Fund	—	109,367	14,557,163
Equity Premium Income Fund	258	(33,857)	66,874
Hedged Equity Fund	7,432	(530,655)	5,514,203
Hedged Equity 2 Fund	545	(19,927)	51,902
Hedged Equity 3 Fund	211	(11,805)	24,639
Large Cap Growth Fund	170,774	4,629,307	14,393,227
Large Cap Value Fund	79,543	85,941	515,194

172	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Applied Data Science Value Fund	$15,387	$9,571	$69,017
U.S. Equity Fund	564,794	792,879	8,258,209
U.S. GARP Equity Fund	65,654	86,091	560,941
U.S. Large Cap Core Plus Fund	26,321	428,338	1,495,274
U.S. Research Enhanced Equity Fund	120,335	375,010	2,442,450
U.S. Sustainable Leaders Fund	1,964	2,519	26,402
U.S. Value Fund	12,957	22,557	514,758

The cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

At June 30, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Equity Premium Income Fund	$33,857	*	$—
Hedged Equity Fund	239,515		291,140
Hedged Equity 2 Fund	7,867	*	12,060	*
Hedged Equity 3 Fund	4,547		7,258

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following net capital losses of:

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Hedged Equity Fund	$582,316	$1,228,621	$—
Large Cap Growth Fund	—	—	22,352
U.S. Large Cap Core Plus Fund	—	—	2,396

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Large Cap Value Fund	24,093	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Hedged Equity 2 Fund and Hedged Equity 3 Fund were not part of the Credit Facility as of June 30, 2021. Both Funds were added to the Credit Facility effective August 10, 2021.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.6%	1	20.2%
Equity Income Fund	1	10.8	2	29.1
Equity Premium Income Fund	1	37.2	1	10.8
Hedged Equity Fund	—	—	2	36.2
Hedged Equity 2 Fund	1	21.8	3	42.1
Hedged Equity 3 Fund	—	—	4	67.5
Large Cap Growth Fund	—	—	2	28.8
U.S. Applied Data Science Value Fund	—	—	2	23.6
U.S. Equity Fund	—	—	1	13.4
U.S. GARP Equity Fund	2	31.9	—	—
U.S. Large Cap Core Plus Fund	1	27.3	1	15.0
U.S. Research Enhanced Equity Fund	—	—	1	16.5
U.S. Sustainable Leaders Fund	—	—	3	51.6
U.S. Value Fund	—	—	2	44.2

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	21.2%	26.6%
U.S. Equity Fund	n/a	20.7
U.S. GARP Equity Fund	50.4	n/a
U.S. Research Enhanced Equity Fund	19.3	30.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

174	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of $17,300 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of $4,653 associated with the redemption in-kind.

On January 8, 2021, certain shareholders sold Class I Shares of U.S. Large Cap Core Plus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Large Cap Core Plus Fund	$487,288	*	$198,139	Redemption in-kind

*	This amount includes cash of $6,300 associated with the redemption in-kind.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below:

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of $230 associated with the subscription in-kind.

10. Subsequent Event

On August 11, 2021, the Board of Trustees of JPM II approved, effective as of the close of business on September 30, 2021, offering the Equity Income Fund to the public on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

176	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund), JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund) and JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund (2)

JPMorgan Equity Income Fund (2)

JPMorgan Equity Premium Income Fund (2)

JPMorgan Hedged Equity Fund (2)

JPMorgan Hedged Equity 2 Fund (1)

JPMorgan Hedged Equity 3 Fund (1)

JPMorgan Large Cap Growth Fund (2)

JPMorgan Large Cap Value Fund (2)

JPMorgan U.S. Applied Data Science Value Fund (2)

JPMorgan U.S. Equity Fund (2)

JPMorgan U.S. GARP Equity Fund (2)

JPMorgan U.S. Large Cap Core Plus Fund (3)

JPMorgan U.S. Research Enhanced Equity Fund (2)

JPMorgan U.S. Sustainable Leaders Fund (2)

JPMorgan U.S. Value Fund (2)

(1)	Statement of operations and statement of changes in net assets for the period February 26, 2021 (commencement of operations) through June 30, 2021
(2)	Statement of operations for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020
(3)	Statement of operations and statement of cash flows for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	177

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

178	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	179

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

180	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	181

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

182	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,156.10	$5.88	1.10%
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class C
Actual*	1,000.00	1,153.00	8.54	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class I
Actual*	1,000.00	1,157.50	4.55	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,158.80	3.21	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,161.10	5.14	0.96
Hypothetical*	1,000.00	1,020.03	4.81	0.96
Class C
Actual*	1,000.00	1,158.80	7.76	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,162.60	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,159.30	6.48	1.21
Hypothetical*	1,000.00	1,018.79	6.06	1.21

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	183

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual*	$1,000.00	$1,161.30	$5.09	0.95%
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class R4
Actual*	1,000.00	1,162.70	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R5
Actual*	1,000.00	1,163.30	2.95	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55
Class R6
Actual*	1,000.00	1,164.00	2.41	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,114.10	4.40	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,111.40	7.02	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,115.40	3.15	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual*	1,000.00	1,117.00	2.36	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	1,116.80	1.84	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,088.40	4.30	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,085.20	6.88	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,089.70	3.01	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class R5
Actual*	1,000.00	1,090.30	2.23	0.43
Hypothetical*	1,000.00	1,022.66	2.16	0.43
Class R6
Actual*	1,000.00	1,090.80	1.71	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33

JPMorgan Hedged Equity 2 Fund
Class A
Actual**	1,000.00	1,065.40	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.60	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

184	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual**	$1,000.00	$1,066.30	$2.07	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.60	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,067.50	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity 3 Fund
Class A
Actual**	1,000.00	1,065.00	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.70	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class I
Actual**	1,000.00	1,066.40	2.07	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.40	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,066.80	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,089.00	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,086.50	7.45	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,090.60	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,087.70	6.16	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,089.10	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,090.40	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,091.20	2.80	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,091.80	2.28	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	185

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,211.70	$5.10	0.93%
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Class C
Actual*	1,000.00	1,209.00	7.89	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,213.80	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,210.50	6.52	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,212.10	5.16	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,213.00	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,214.40	2.96	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,215.30	2.42	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Applied Data Science Value Fund (formerly JPMorgan Intrepid Value Fund)
Class A
Actual*	1,000.00	1,209.90	4.55	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,206.80	7.28	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,211.30	3.23	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,208.30	5.97	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,212.20	2.41	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,212.80	1.87	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,132.90	7.62	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,137.10	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69

186	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class L
Actual*	$1,000.00	$1,138.10	$2.86	0.54%
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R2
Actual*	1,000.00	1,134.30	6.30	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,136.90	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,138.10	2.86	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,138.30	2.33	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,156.50	4.49	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,153.70	7.16	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,157.90	3.16	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,155.00	5.82	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,158.70	2.36	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,159.30	1.82	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,145.10	10.06	1.89
Hypothetical*	1,000.00	1,015.41	9.46	1.89
Class C
Actual*	1,000.00	1,142.20	12.71	2.39
Hypothetical*	1,000.00	1,012.93	11.94	2.39
Class I
Actual*	1,000.00	1,146.60	8.69	1.63
Hypothetical*	1,000.00	1,016.70	8.16	1.63
Class R2
Actual*	1,000.00	1,143.40	11.92	2.24
Hypothetical*	1,000.00	1,013.68	11.19	2.24
Class R5
Actual*	1,000.00	1,147.00	8.48	1.59
Hypothetical*	1,000.00	1,016.90	7.96	1.59
Class R6
Actual*	1,000.00	1,147.60	7.95	1.49
Hypothetical*	1,000.00	1,017.39	7.46	1.49

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	187

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	$1,000.00	$1,162.40	$3.22	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class I
Actual*	1,000.00	1,164.20	1.88	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R6
Actual*	1,000.00	1,164.70	1.34	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,166.70	3.44	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Class C
Actual*	1,000.00	1,163.70	6.12	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class I
Actual*	1,000.00	1,168.30	2.10	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39
Class R6
Actual*	1,000.00	1,168.30	1.83	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,187.50	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,184.50	7.80	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,188.80	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,186.00	6.45	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,187.60	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,188.90	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,189.90	2.93	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,190.40	2.39	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of operations was February 26, 2021.

188	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2020 meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreements or “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreements or any of their affiliates (“Independent Trustees”), approved the initial advisory agreements (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the Funds. In accordance with SEC guidance, due to the COVID-19 pandemic, the meeting was conducted through video conference.

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreements, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreements. The Trustees also discussed the proposed New Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Funds, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, and the approval of the New Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from each Fund under the applicable New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of each New Advisory Agreement was in the best interests of each Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of each New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention to be given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy and investment process for each Fund, and the infrastructure supporting the portfolio management team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s ability to continuing to provide services to each Fund and its shareholders throughout this period. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Funds for providing shareholder and administration services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	189

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the relevant Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of each Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at a competitive level, was reasonable. The Trustees concluded that the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve each Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by teach Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected Fee Caps proposed for each Fund, and the net advisory fee rate and net expense ratio for each share class, as applicable, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Funds’ estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

190	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	191

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Equity Focus Fund	33.04%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	12.80
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	76.91
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Applied Data Science Value Fund	76.91
JPMorgan U.S. Equity Fund	77.08
JPMorgan U.S. GARP Equity Fund	32.91
JPMorgan U.S. Large Cap Core Plus Fund	39.28
JPMorgan U.S. Research Enhanced Equity Fund	96.49
JPMorgan U.S. Sustainable Leaders Fund	100.00
JPMorgan U.S. Value Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$8,423
JPMorgan Equity Income Fund	1,579
JPMorgan Large Cap Growth Fund	1,908,836
JPMorgan U.S. Applied Data Science Value Fund	3,057
JPMorgan U.S. Equity Fund	985,965
JPMorgan U.S. GARP Equity Fund	90,539
JPMorgan U.S. Large Cap Core Plus Fund	776,825
JPMorgan U.S. Research Enhanced Equity Fund	125,234
JPMorgan U.S. Sustainable Leaders Fund	679
JPMorgan U.S. Value Fund	11,801

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,102
JPMorgan Equity Income Fund	662,251
JPMorgan Equity Premium Income Fund	4,607
JPMorgan Hedged Equity Fund	139,976
JPMorgan Hedged Equity 2 Fund	1,117
JPMorgan Hedged Equity 3 Fund	437
JPMorgan Large Cap Growth Fund	138,307
JPMorgan Large Cap Value Fund	18,876
JPMorgan U.S. Applied Data Science Value Fund	5,192
JPMorgan U.S. Equity Fund	234,262
JPMorgan U.S. GARP Equity Fund	9,509
JPMorgan U.S. Large Cap Core Plus Fund	41,364
JPMorgan U.S. Research Enhanced Equity Fund	67,146
JPMorgan U.S. Sustainable Leaders Fund	544
JPMorgan U.S. Value Fund	14,336

192	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-LCE-621

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2021

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	47.55%
Russell 3000 Growth Index	42.99%

Net Assets as of 6/30/2021 (In Thousands)	$14,778,837

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the communication services and health care sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Generac Holdings Inc. and Enphase Energy Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was included in the S&P 500 Index. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy.

Leading individual detractors from relative performance included the Funds out-of-Benchmark position in Discovery Inc. and its overweight positions in Regeneron Pharmaceuticals Inc. and Array Technologies Inc. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against COVID-19 reduced demand for alternative therapies for the virus. Shares of Array Technologies, a solar energy equipment maker, fell after the company reported lower-than-expected earnings for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.2%
2.	Microsoft Corp.	6.2
3.	Alphabet, Inc., Class C	5.2
4.	Amazon.com, Inc.	5.1
5.	Facebook, Inc., Class A	2.7
6.	NVIDIA Corp.	2.3
7.	Mastercard, Inc., Class A	2.2
8.	PayPal Holdings, Inc.	1.9
9.	Tesla, Inc.	1.8
10.	Home Depot, Inc. (The)	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	34.6%
Consumer Discretionary	16.7
Health Care	13.1
Communication Services	12.4
Industrials	12.1
Financials	6.3
Consumer Staples	2.0
Materials	0.7
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		39.81%	25.22%	18.45%
Without Sales Charge		47.55	26.58	19.08
CLASS C SHARES	May 1, 2006
With CDSC**		45.80	25.94	18.62
Without CDSC		46.80	25.94	18.62
CLASS I SHARES	May 1, 2006	47.95	26.89	19.35
CLASS R2 SHARES	July 31, 2017	47.18	26.25	18.78
CLASS R3 SHARES	May 31, 2017	47.60	26.59	19.09
CLASS R4 SHARES	May 31, 2017	47.91	26.89	19.38
CLASS R5 SHARES	January 8, 2009	48.16	27.07	19.55
CLASS R6 SHARES	December 23, 2013	48.28	27.20	19.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	47.64%
Russell Midcap Index	49.80%

Net Assets as of 6/30/2021 (In Thousands)	$2,825,542

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care sector and its security selection and underweight position in the materials sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight allocations to Moderna Inc. and Ford Motor Co. and its overweight position in Splunk Inc. Shares of Moderna, a biopharmaceuticals maker not held in the Fund, rose on demand for the company’s vaccine against COVID-19 and the potential for the vaccine’s mRNA technology to be applied to other illnesses. Shares of Ford Motor, an automaker not held in the Fund, rose amid increased demand for autos and expectations that the company’s electric car business could benefit from federal stimulus spending. Shares of Splunk, a data analysis software developer, fell after the company reported several quarters of lower-than-expected results.

Leading individual contributors to relative performance included the Fund’s overweight positions in Generac Holdings Inc., Enphase Energy Inc. and Diamondback Energy Inc. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy demand in the first half of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Fortune Brands Home & Security, Inc.	1.2%
2.	Roku, Inc.	1.0
3.	ITT, Inc.	1.0
4.	Ameriprise Financial, Inc.	0.9
5.	Discover Financial Services	0.9
6.	AMETEK, Inc.	0.9
7.	Motorola Solutions, Inc.	0.9
8.	Generac Holdings, Inc.	0.9
9.	Huntington Bancshares, Inc.	0.9
10.	Liberty Broadband Corp., Class C	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	17.2%
Industrials	15.4
Financials	15.0
Health Care	12.4
Consumer Discretionary	11.9
Communication Services	6.0
Real Estate	5.6
Utilities	4.1
Materials	3.1
Consumer Staples	2.6
Energy	2.4
Short-Term Investments	4.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		39.54%	15.49%	13.07%
Without Sales Charge		47.28	16.74	13.68
CLASS C SHARES	November 2, 2009
With CDSC**		45.53	16.16	13.22
Without CDSC		46.53	16.16	13.22
CLASS I SHARES	January 1, 1997	47.64	17.06	14.04
CLASS R2 SHARES	March 14, 2014	46.94	16.45	13.48
CLASS R5 SHARES	March 14, 2014	47.89	17.22	14.14
CLASS R6 SHARES	March 14, 2014	48.03	17.32	14.21

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	43.99%
Russell Midcap Growth Index	43.77%

Net Assets as of 6/30/2021 (In Thousands)	$9,072,764

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology sector and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Generac Holdings Inc., Enphase Energy Inc. and CrowdStrike Holdings Inc. Shares of Generac Holdings, a manufacturer of power generators, rose amid increased consumer demand for residential back-up electricity generators. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of CrowdStrike, a cybersecurity provider, rose amid increased commercial demand for its services in the wake of several high-profile “ransomware” attacks during the period.

Leading individual detractors from relative performance included the Fund’s underweight positions in Moderna Inc. and Align Technology Inc., and its out-of-Benchmark position in Discovery Inc. Shares of Moderna, a biopharmaceuticals maker not held in the Fund, rose on demand for the company’s vaccine against COVID-19 and the potential for the vaccine’s mRNA technology to be applied to other illnesses. Shares of Align Technologies, a manufacturer of orthodontics and dentistry products, rose amid continued growth in sales of its Invisalign product. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Roku, Inc.	2.3%
2.	Generac Holdings, Inc.	1.9
3.	Dexcom, Inc.	1.9
4.	Trane Technologies plc	1.6
5.	Match Group, Inc.	1.6
6.	HubSpot, Inc.	1.6
7.	Agilent Technologies, Inc.	1.5
8.	Zebra Technologies Corp., Class A	1.4
9.	Crowdstrike Holdings, Inc., Class A	1.3
10.	Entegris, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.8%
Health Care	19.3
Industrials	17.7
Consumer Discretionary	12.9
Communication Services	8.2
Financials	6.9
Consumer Staples	1.0
Others (each less than 1.0%)	1.3
Short-Term Investments	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		36.02%	21.71%	15.30%
Without Sales Charge		43.56	23.03	15.92
CLASS C SHARES	November 4, 1997
With CDSC**		41.84	22.41	15.46
Without CDSC		42.84	22.41	15.46
CLASS I SHARES	March 2, 1989	43.99	23.42	16.28
CLASS R2 SHARES	June 19, 2009	43.21	22.75	15.70
CLASS R3 SHARES	September 9, 2016	43.57	23.04	15.92
CLASS R4 SHARES	September 9, 2016	43.89	23.34	16.21
CLASS R5 SHARES	November 1, 2011	44.22	23.59	16.44
CLASS R6 SHARES	November 1, 2011	44.28	23.65	16.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	51.76%
Russell Midcap Value Index	53.06%

Net Assets as of 6/30/2021 (In Thousands)	$17,050,637

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the materials and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and real estate sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Freeport-McMoRan Inc. and its overweight positions in AutoZone Inc. and Silgan Holdings Inc. Shares of Freeport-McMoRan, a mining company, rose amid accelerating global demand for copper and other raw materials. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Silgan Holdings, a consumer goods packaging manufacturer, underperformed amid investor expectations that demand for its products would not increase significantly with the reopening of the economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Diamondback Energy Inc., Discovery Inc. and Gap Inc. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021. Shares of Discovery, an entertainment and media company, rose ahead of a sharp selloff in March 2021 caused by the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Gap, a retail apparel chain, rose after the company reported better-than-expected earnings and sales for the first quarter of 2021, and raise its earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	1.8%
2.	Huntington Bancshares, Inc.	1.6
3.	Liberty Broadband Corp., Class C	1.6
4.	Motorola Solutions, Inc.	1.6
5.	Fifth Third Bancorp	1.5
6.	Xcel Energy, Inc.	1.5
7.	Loews Corp.	1.5
8.	Laboratory Corp. of America Holdings	1.5
9.	AutoZone, Inc.	1.5
10.	M&T Bank Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	22.2%
Industrials	13.8
Consumer Discretionary	11.3
Real Estate	10.6
Information Technology	8.4
Utilities	7.4
Health Care	6.8
Materials	5.2
Communication Services	4.2
Consumer Staples	4.0
Energy	4.0
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		43.14%	9.12%	10.62%
Without Sales Charge		51.06	10.30	11.22
CLASS C SHARES	April 30, 2001
With CDSC**		49.27	9.74	10.76
Without CDSC		50.27	9.74	10.76
CLASS I SHARES	October 31, 2001	51.42	10.58	11.50
CLASS L SHARES	November 13, 1997	51.76	10.84	11.76
CLASS R2 SHARES	November 3, 2008	50.69	10.02	10.93
CLASS R3 SHARES	September 9, 2016	51.07	10.31	11.22
CLASS R4 SHARES	September 9, 2016	51.47	10.57	11.50
CLASS R5 SHARES	September 9, 2016	51.69	10.75	11.72
CLASS R6 SHARES	September 9, 2016	51.83	10.85	11.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	50.10%
Russell 3000 Value Index	45.40%

Net Assets as of 6/30/2021 (In Thousands)	$11,151,316

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the financials sector and its security selection and underweight position in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the energy sector and its underweight position in the industrials sector were leading detractors to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Capital One Financial Corp. and CommScope Holding Co., and its underweight position in Intel Corp. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of CommScope Holding, a communications network provider, rose after the company unveiled plans to spin off its home networks business and then reported better-than-expected earnings for the first quarter of 2021. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Travelers Cos., Energizer Holdings Inc., and Autozone Inc. Shares of Travelers, a property and casualty insurer, fell late in the period amid investor concerns about losses from natural disasters in 2021. Shares of Energizer Holdings, a batteries and lighting manufacturer, fell late in the period following a runup in the stock price in the first quarter of 2021. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.9%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	Capital One Financial Corp.	1.9
4.	Wells Fargo & Co.	1.8
5.	AbbVie, Inc.	1.8
6.	Verizon Communications, Inc.	1.7
7.	Bristol-Myers Squibb Co.	1.6
8.	Travelers Cos., Inc. (The)	1.6
9.	Loews Corp.	1.6
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	30.5%
Health Care	11.0
Consumer Discretionary	8.8
Real Estate	8.3
Industrials	8.0
Communication Services	6.6
Energy	6.1
Consumer Staples	5.3
Information Technology	4.9
Utilities	3.8
Materials	3.0
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		41.60%	10.66%	10.74%
Without Sales Charge		49.47	11.87	11.34
CLASS C SHARES	February 28, 2005
With CDSC**		47.75	11.31	10.90
Without CDSC		48.75	11.31	10.90
CLASS I SHARES	February 28, 2005	49.86	12.15	11.62
CLASS L SHARES	February 28, 2005	50.10	12.34	11.86
CLASS R2 SHARES	July 31, 2017	49.10	11.58	11.06
CLASS R3 SHARES	September 9, 2016	49.46	11.86	11.34
CLASS R4 SHARES	September 9, 2016	49.86	12.15	11.62
CLASS R5 SHARES	September 9, 2016	50.12	12.33	11.85
CLASS R6 SHARES	September 9, 2016	50.23	12.43	11.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000

Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Airlines — 0.6%

Delta Air Lines, Inc. *	2,156	93,257

Automobiles — 1.9%

Tesla, Inc. *	403	274,001

Banks — 1.3%

First Republic Bank	627	117,262

Signature Bank	316	77,701

		194,963

Beverages — 0.6%

Constellation Brands, Inc., Class A	366	85,624

Biotechnology — 5.1%

Agios Pharmaceuticals, Inc. * (a)	828	45,644

Alnylam Pharmaceuticals, Inc. *	392	66,369

Amgen, Inc.	521	127,020

Biogen, Inc. *	291	100,728

Exact Sciences Corp. * (a)	740	92,037

Exelixis, Inc. *	3,092	56,339

Horizon Therapeutics plc *	1,016	95,103

Regeneron Pharmaceuticals, Inc. *	293	163,927

		747,167

Building Products — 2.2%

Fortune Brands Home & Security, Inc.	1,402	139,663

Trane Technologies plc	1,042	191,920

		331,583

Capital Markets — 4.0%

BlackRock, Inc.	142	123,821

Blackstone Group, Inc. (The), Class A	1,852	179,878

Charles Schwab Corp. (The)	2,458	178,968

S&P Global, Inc.	249	102,191

		584,858

Commercial Services & Supplies — 0.8%

Copart, Inc. *	887	116,894

Construction & Engineering — 0.8%

Quanta Services, Inc.	1,294	117,186

Consumer Finance — 0.5%

Discover Financial Services	569	67,248

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	509	74,921

Electrical Equipment — 2.2%

AMETEK, Inc.	774	103,306

Generac Holdings, Inc. * (a)	525	217,757

		321,063

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.9%

Keysight Technologies, Inc. *	867	133,934

Zebra Technologies Corp., Class A *	268	142,077

		276,011

Entertainment — 1.9%

Roku, Inc. *	422	193,877

Walt Disney Co. (The) *	518	91,025

		284,902

Food Products — 0.3%

Oatly Group AB, ADR *	2,076	50,785

Health Care Equipment & Supplies — 3.2%

Cooper Cos., Inc. (The)	245	97,038

Dexcom, Inc. *	385	164,518

Insulet Corp. *	197	53,949

Intuitive Surgical, Inc. *	166	152,426

		467,931

Health Care Providers & Services — 1.7%

McKesson Corp.	534	102,145

UnitedHealth Group, Inc.	385	154,078

		256,223

Hotels, Restaurants & Leisure — 3.1%

Airbnb, Inc., Class A *	248	38,042

Booking Holdings, Inc. *	60	130,463

DraftKings, Inc., Class A * (a)	1,971	102,833

Las Vegas Sands Corp. *	1,975	104,047

Royal Caribbean Cruises Ltd. * (a)	1,049	89,475

		464,860

Household Durables — 0.8%

Garmin Ltd.	817	118,154

Insurance — 0.7%

Progressive Corp. (The)	1,006	98,806

Interactive Media & Services — 10.2%

Alphabet, Inc., Class C *	312	783,113

Facebook, Inc., Class A *	1,184	411,645

Match Group, Inc. *	811	130,703

Snap, Inc., Class A *	1,446	98,561

Zillow Group, Inc., Class C * (a)	628	76,714

		1,500,736

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. *	223	768,728

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 6.1%

Global Payments, Inc.	845	158,544

Mastercard, Inc., Class A	895	326,886

MongoDB, Inc. *	252	91,136

PayPal Holdings, Inc. *	979	285,315

Snowflake, Inc., Class A *	183	44,165

		906,046

Life Sciences Tools & Services — 1.5%

Mettler-Toledo International, Inc. *	82	113,990

Thermo Fisher Scientific, Inc.	225	113,576

		227,566

Machinery — 2.8%

Deere & Co.	560	197,417

Ingersoll Rand, Inc. *	2,659	129,809

Stanley Black & Decker, Inc.	446	91,392

		418,618

Media — 0.5%

Discovery, Inc., Class C *	2,539	73,574

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	2,966	110,078

Personal Products — 1.1%

Estee Lauder Cos., Inc. (The), Class A	491	156,129

Pharmaceuticals — 1.8%

Catalent, Inc. *	993	107,364

Jazz Pharmaceuticals plc *	493	87,494

Royalty Pharma plc, Class A (a)	1,901	77,918

		272,776

Professional Services — 1.4%

Booz Allen Hamilton Holding Corp.	1,294	110,217

IHS Markit Ltd.	901	101,505

		211,722

Road & Rail — 1.4%

Old Dominion Freight Line, Inc.	443	112,417

Uber Technologies, Inc. *	1,813	90,848

		203,265

Semiconductors & Semiconductor Equipment — 9.8%

Advanced Micro Devices, Inc. * (a)	1,720	161,557

Cree, Inc. * (a)	790	77,378

Entegris, Inc.	1,194	146,819

Lam Research Corp.	342	222,496

Microchip Technology, Inc.	536	80,211

NVIDIA Corp.	430	344,065

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

QUALCOMM, Inc.	1,258	179,788

SolarEdge Technologies, Inc. *	503	138,924

Teradyne, Inc.	679	90,934

		1,442,172

Software — 11.1%

Confluent, Inc., Class A * (a)	585	27,795

Crowdstrike Holdings, Inc., Class A *	453	113,853

Five9, Inc. *	486	89,128

HubSpot, Inc. *	221	128,924

Microsoft Corp.	3,432	929,714

ServiceNow, Inc. *	211	115,994

Synopsys, Inc. *	405	111,568

UiPath, Inc., Class A *	527	35,818

Zscaler, Inc. *	402	86,787

		1,639,581

Specialty Retail — 3.7%

CarMax, Inc. *	808	104,345

Home Depot, Inc. (The)	822	262,039

National Vision Holdings, Inc. * (a)	1,203	61,501

Tractor Supply Co.	654	121,688

		549,573

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	6,806	932,168

Textiles, Apparel & Luxury Goods — 1.7%

NIKE, Inc., Class B	1,658	256,184

Total Common Stocks (Cost $7,368,918)		14,695,353

Short-Term Investments — 2.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $159,479)	159,430	159,510

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	133,201	133,201

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	16,751	16,751

Total Investment of Cash Collateral from Securities Loaned (Cost $149,962)		149,952

Total Short-Term Investments (Cost $309,441)		309,462

Total Investments — 101.5% (Cost $7,678,359)		15,004,815
Liabilities in Excess of Other Assets — (1.5)%		(225,978)

NET ASSETS — 100.0%		14,778,837

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $151,682.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.2%

HEICO Corp., Class A	45	5,641

Airlines — 0.9%

Delta Air Lines, Inc. *	306	13,238

Frontier Group Holdings, Inc. *	306	5,206

Southwest Airlines Co. *	137	7,251

		25,695

Banks — 5.2%

Citizens Financial Group, Inc.	416	19,068

Fifth Third Bancorp	616	23,565

First Republic Bank	54	10,140

Huntington Bancshares, Inc.	1,746	24,910

M&T Bank Corp.	153	22,160

Regions Financial Corp.	903	18,218

Signature Bank	27	6,551

SVB Financial Group *	16	8,856

Zions Bancorp NA	202	10,655

		144,123

Beverages — 1.0%

Constellation Brands, Inc., Class A	92	21,596

Keurig Dr Pepper, Inc.	228	8,025

		29,621

Biotechnology — 2.4%

Agios Pharmaceuticals, Inc. * (a)	151	8,302

Alnylam Pharmaceuticals, Inc. *	68	11,481

Exact Sciences Corp. * (a)	100	12,429

Exelixis, Inc. *	323	5,878

Horizon Therapeutics plc *	156	14,608

Ionis Pharmaceuticals, Inc. *	64	2,537

Neurocrine Biosciences, Inc. *	67	6,540

Seagen, Inc. *	41	6,457

		68,232

Building Products — 2.3%

Fortune Brands Home & Security, Inc.	334	33,281

Trane Technologies plc	117	21,547

Trex Co., Inc. *	102	10,385

		65,213

Capital Markets — 5.2%

Affiliated Managers Group, Inc.	37	5,767

Ameriprise Financial, Inc.	109	27,222

Blackstone Group, Inc. (The), Class A	92	8,908

Charles Schwab Corp. (The)	143	10,375

Evercore, Inc., Class A	57	7,954

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

MarketAxess Holdings, Inc.	17	7,927

MSCI, Inc.	15	8,189

Northern Trust Corp.	160	18,510

Raymond James Financial, Inc.	145	18,898

State Street Corp.	146	12,004

T. Rowe Price Group, Inc.	96	19,076

		144,830

Chemicals — 0.9%

Celanese Corp.	88	13,270

Valvoline, Inc. (a)	368	11,932

		25,202

Commercial Services & Supplies — 0.7%

ACV Auctions, Inc., Class A *	96	2,454

Copart, Inc. *	125	16,517

		18,971

Communications Equipment — 1.2%

CommScope Holding Co., Inc. *	363	7,727

Motorola Solutions, Inc.	119	25,701

		33,428

Construction & Engineering — 0.4%

Quanta Services, Inc.	110	9,993

Construction Materials — 0.5%

Martin Marietta Materials, Inc.	43	15,194

Consumer Finance — 0.9%

Discover Financial Services	223	26,352

Containers & Packaging — 1.0%

Ball Corp.	34	2,726

Packaging Corp. of America	82	11,103

Silgan Holdings, Inc.	325	13,475

		27,304

Distributors — 0.9%

Genuine Parts Co.	72	9,128

LKQ Corp. *	333	16,379

		25,507

Diversified Consumer Services — 0.3%

Bright Horizons Family Solutions, Inc. *	52	7,664

Diversified Financial Services — 0.3%

Voya Financial, Inc.	121	7,458

Electric Utilities — 1.9%

Edison International	237	13,689

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Entergy Corp.	168	16,722

Xcel Energy, Inc.	353	23,236

		53,647

Electrical Equipment — 3.2%

Acuity Brands, Inc.	104	19,463

AMETEK, Inc.	196	26,129

Generac Holdings, Inc. *	60	24,921

Hubbell, Inc.	114	21,297

		91,810

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	260	17,765

CDW Corp.	68	11,905

Itron, Inc. * (a)	76	7,608

Keysight Technologies, Inc. *	131	20,184

Littelfuse, Inc.	36	9,198

SYNNEX Corp.	165	20,062

Trimble, Inc. *	79	6,456

Zebra Technologies Corp., Class A *	34	18,180

		111,358

Entertainment — 2.1%

Roku, Inc. *	65	29,943

Spotify Technology SA * (a)	46	12,577

Take-Two Interactive Software, Inc. *	46	8,175

Zynga, Inc., Class A *	717	7,626

		58,321

Equity Real Estate Investment Trusts (REITs) — 5.2%

American Homes 4 Rent, Class A	346	13,426

AvalonBay Communities, Inc.	59	12,410

Boston Properties, Inc.	114	13,106

Brixmor Property Group, Inc.	396	9,075

Essex Property Trust, Inc. (a)	28	8,367

Federal Realty Investment Trust	57	6,735

JBG SMITH Properties	180	5,673

Kimco Realty Corp.	476	9,924

Mid-America Apartment Communities, Inc.	41	6,912

Rayonier, Inc. (a)	366	13,155

Regency Centers Corp.	110	7,018

Rexford Industrial Realty, Inc.	90	5,147

Sun Communities, Inc.	40	6,786

Ventas, Inc.	114	6,508

Weyerhaeuser Co.	392	13,488

WP Carey, Inc.	102	7,623

		145,353

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.7%

Kroger Co. (The)	257	9,863

US Foods Holding Corp. *	273	10,481

		20,344

Food Products — 0.6%

Oatly Group AB, ADR * (a)	176	4,305

Post Holdings, Inc. *	123	13,326

		17,631

Gas Utilities — 0.6%

National Fuel Gas Co.	342	17,880

Health Care Equipment & Supplies — 2.9%

Align Technology, Inc. *	11	6,599

Cooper Cos., Inc. (The)	27	10,521

Dexcom, Inc. *	58	24,663

Insulet Corp. *	41	11,181

ResMed, Inc.	33	8,170

Zimmer Biomet Holdings, Inc.	129	20,786

		81,920

Health Care Providers & Services — 4.3%

Acadia Healthcare Co., Inc. *	108	6,803

Amedisys, Inc. *	32	7,911

AmerisourceBergen Corp.	144	16,532

Centene Corp. *	136	9,911

Cigna Corp.	48	11,450

Henry Schein, Inc. *	165	12,268

Humana, Inc.	13	5,781

Laboratory Corp. of America Holdings *	84	23,154

McKesson Corp.	55	10,595

Universal Health Services, Inc., Class B	122	17,851

		122,256

Health Care Technology — 0.3%

Teladoc Health, Inc. * (a)	59	9,785

Hotels, Restaurants & Leisure — 2.5%

Airbnb, Inc., Class A *	21	3,236

Aramark	195	7,256

Booking Holdings, Inc. *	3	6,127

Chipotle Mexican Grill, Inc. *	6	9,988

Darden Restaurants, Inc.	51	7,425

DraftKings, Inc., Class A * (a)	224	11,701

Expedia Group, Inc. *	46	7,592

Las Vegas Sands Corp. *	166	8,731

Royal Caribbean Cruises Ltd. *	92	7,829

		69,885

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.8%

Garmin Ltd.	59	8,564

Helen of Troy Ltd. * (a)	45	10,357

Mohawk Industries, Inc. *	66	12,768

Newell Brands, Inc.	711	19,530

		51,219

Household Products — 0.3%

Energizer Holdings, Inc.	185	7,951

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	110	20,974

Insurance — 3.7%

Alleghany Corp. *	12	8,154

Arch Capital Group Ltd. *	160	6,216

Hartford Financial Services Group, Inc. (The)	224	13,873

Lincoln National Corp.	180	11,325

Loews Corp.	425	23,207

Marsh & McLennan Cos., Inc.	56	7,913

Progressive Corp. (The)	165	16,163

RenaissanceRe Holdings Ltd. (Bermuda)	41	6,078

WR Berkley Corp.	146	10,882

		103,811

Interactive Media & Services — 2.2%

Bumble, Inc., Class A * (a)	100	5,787

InterActiveCorp. *	70	10,805

Match Group, Inc. *	128	20,707

Pinterest, Inc., Class A *	160	12,600

Zillow Group, Inc., Class C *	97	11,806

		61,705

Internet & Direct Marketing Retail — 0.2%

Chewy, Inc., Class A * (a)	79	6,321

IT Services — 1.5%

Affirm Holdings, Inc. * (a)	52	3,500

Global Payments, Inc.	66	12,434

MongoDB, Inc. *	31	11,026

Okta, Inc. *	48	11,798

Snowflake, Inc., Class A *	15	3,616

		42,374

Leisure Products — 0.2%

Brunswick Corp.	69	6,874

Life Sciences Tools & Services — 1.5%

Agilent Technologies, Inc.	130	19,215

Maravai LifeSciences Holdings, Inc., Class A *	217	9,053

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	11	14,546

		42,814

Machinery — 4.4%

IDEX Corp.	70	15,418

Ingersoll Rand, Inc. *	235	11,481

ITT, Inc.	309	28,317

Lincoln Electric Holdings, Inc.	133	17,540

Middleby Corp. (The) *	86	14,814

Snap-on, Inc.	62	13,904

Stanley Black & Decker, Inc.	40	8,207

Timken Co. (The)	167	13,446

		123,127

Media — 1.8%

Discovery, Inc., Class C * (a)	215	6,242

Liberty Broadband Corp., Class C *	143	24,806

Liberty Media Corp.-Liberty SiriusXM, Class C *	447	20,748

		51,796

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	603	22,395

Multiline Retail — 0.4%

Kohl’s Corp.	206	11,326

Multi-Utilities — 1.6%

CMS Energy Corp.	310	18,302

Sempra Energy	65	8,560

WEC Energy Group, Inc.	210	18,668

		45,530

Oil, Gas & Consumable Fuels — 2.4%

Cabot Oil & Gas Corp. (a)	907	15,830

Diamondback Energy, Inc.	233	21,912

EOG Resources, Inc.	88	7,359

EQT Corp. *	360	8,023

Williams Cos., Inc. (The)	598	15,864

		68,988

Pharmaceuticals — 1.1%

Catalent, Inc. *	82	8,861

Jazz Pharmaceuticals plc *	90	16,075

Royalty Pharma plc, Class A	156	6,407

		31,343

Professional Services — 1.9%

Booz Allen Hamilton Holding Corp.	143	12,210

CoStar Group, Inc. *	55	4,552

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — continued

Equifax, Inc.	60	14,275

IHS Markit Ltd.	97	10,912

Leidos Holdings, Inc.	129	12,994

		54,943

Real Estate Management & Development — 0.6%

CBRE Group, Inc., Class A *	205	17,573

Road & Rail — 1.0%

Lyft, Inc., Class A *	195	11,783

Old Dominion Freight Line, Inc.	61	15,484

		27,267

Semiconductors & Semiconductor Equipment — 4.4%

Advanced Micro Devices, Inc. *	97	9,136

Analog Devices, Inc.	104	17,913

Cree, Inc. * (a)	67	6,532

Entegris, Inc.	142	17,511

Lam Research Corp.	22	14,088

Marvell Technology, Inc.	151	8,819

Microchip Technology, Inc.	93	13,868

SolarEdge Technologies, Inc. *	51	14,040

Teradyne, Inc.	116	15,593

Xilinx, Inc.	53	7,623

		125,123

Software — 6.5%

Avalara, Inc. *	43	6,990

Bill.Com Holdings, Inc. * (a)	34	6,191

Cadence Design Systems, Inc. *	108	14,722

Confluent, Inc., Class A * (a)	50	2,384

Coupa Software, Inc. *	32	8,335

Crowdstrike Holdings, Inc., Class A *	70	17,646

DocuSign, Inc. *	52	14,538

Five9, Inc. *	72	13,149

HubSpot, Inc. *	35	20,513

NortonLifeLock, Inc.	684	18,615

RingCentral, Inc., Class A *	40	11,562

Synopsys, Inc. *	68	18,634

Trade Desk, Inc. (The), Class A *	193	14,924

UiPath, Inc., Class A * (a)	45	3,043

Zscaler, Inc. *	51	10,945

		182,191

Specialty Retail — 4.4%

AutoZone, Inc. *	15	23,010

Best Buy Co., Inc.	165	18,998

Burlington Stores, Inc. *	40	12,898

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

CarMax, Inc. *	77	9,996

Gap, Inc. (The)	457	15,380

National Vision Holdings, Inc. *	134	6,847

O’Reilly Automotive, Inc. *	17	9,624

Tractor Supply Co.	81	15,014

Ulta Beauty, Inc. *	36	12,482

		124,249

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	135	13,893

Lululemon Athletica, Inc. *	19	6,909

Ralph Lauren Corp.	115	13,588

Tapestry, Inc. *	106	4,627

		39,017

Thrifts & Mortgage Finance — 0.2%

MGIC Investment Corp.	435	5,922

Total Common Stocks (Cost $1,720,774)		2,755,451

Short-Term Investments — 4.4%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $64,456)	64,433	64,465

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	52,990	52,990

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	6,929	6,929

Total Investment of Cash Collateral from Securities Loaned (Cost $59,922)		59,919

Total Short-Term Investments (Cost $124,378)		124,384

Total Investments — 101.9% (Cost $1,845,152)		2,879,835
Liabilities in Excess of Other Assets — (1.9)%		(54,293)

NET ASSETS — 100.0%		2,825,542

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $58,238.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 0.4%

HEICO Corp., Class A	323	40,095

Airlines — 1.4%

Delta Air Lines, Inc. *	2,173	94,022

Frontier Group Holdings, Inc. * (a)	2,182	37,179

		131,201

Banks — 2.0%

First Republic Bank	387	72,417

Signature Bank	190	46,713

SVB Financial Group *	114	63,166

		182,296

Beverages — 0.7%

Constellation Brands, Inc., Class A	275	64,296

Biotechnology — 5.4%

Agios Pharmaceuticals, Inc. * (a)	1,076	59,282

Alnylam Pharmaceuticals, Inc. *	484	81,963

Exact Sciences Corp. *	714	88,770

Exelixis, Inc. *	2,304	41,977

Horizon Therapeutics plc *	1,108	103,771

Ionis Pharmaceuticals, Inc. *	460	18,349

Neurocrine Biosciences, Inc. *	480	46,694

Seagen, Inc. *	291	45,912

		486,718

Building Products — 3.5%

Fortune Brands Home & Security, Inc.	908	90,436

Trane Technologies plc	831	153,039

Trex Co., Inc. *	726	74,194

		317,669

Capital Markets — 3.9%

Affiliated Managers Group, Inc.	269	41,513

Blackstone Group, Inc. (The), Class A	655	63,627

Charles Schwab Corp. (The)	1,014	73,851

Evercore, Inc., Class A	403	56,773

MarketAxess Holdings, Inc. (a)	122	56,558

MSCI, Inc.	110	58,372

		350,694

Commercial Services & Supplies — 1.5%

ACV Auctions, Inc., Class A *	688	17,622

Copart, Inc. *	895	117,922

		135,544

Construction & Engineering — 0.8%

Quanta Services, Inc.	785	71,107

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.7%

Discover Financial Services	570	67,461

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. * (a)	372	54,784

Electrical Equipment — 2.8%

AMETEK, Inc.	557	74,413

Generac Holdings, Inc. *	429	177,941

		252,354

Electronic Equipment, Instruments & Components — 4.3%

Itron, Inc. * (a)	544	54,349

Keysight Technologies, Inc. *	639	98,606

Littelfuse, Inc.	258	65,736

Trimble, Inc. *	564	46,119

Zebra Technologies Corp., Class A *	244	129,408

		394,218

Entertainment — 4.0%

Roku, Inc. *	465	213,552

Spotify Technology SA * (a)	324	89,291

Take-Two Interactive Software, Inc. *	328	58,027

		360,870

Food Products — 0.3%

Oatly Group AB, ADR * (a)	1,257	30,745

Health Care Equipment & Supplies — 4.8%

Align Technology, Inc. *	77	46,925

Cooper Cos., Inc. (The)	189	75,014

Dexcom, Inc. *	410	175,155

Insulet Corp. *	291	79,855

ResMed, Inc. (a)	235	57,982

		434,931

Health Care Providers & Services — 3.7%

Acadia Healthcare Co., Inc. * (a)	774	48,589

Amedisys, Inc. *	231	56,456

Centene Corp. *	974	71,057

Cigna Corp.	345	81,837

McKesson Corp.	393	75,176

		333,115

Health Care Technology — 0.8%

Teladoc Health, Inc. * (a)	420	69,829

Hotels, Restaurants & Leisure — 4.3%

Airbnb, Inc., Class A *	151	23,162

Aramark	1,386	51,636

Booking Holdings, Inc. *	20	43,105

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Chipotle Mexican Grill, Inc. *	46	71,471

DraftKings, Inc., Class A * (a)	1,593	83,113

Las Vegas Sands Corp. *	1,183	62,353

Royal Caribbean Cruises Ltd. *	659	56,174

		391,014

Household Durables — 1.5%

Garmin Ltd.	423	61,188

Helen of Troy Ltd. *	324	73,979

		135,167

Insurance — 0.5%

Progressive Corp. (The)	455	44,686

Interactive Media & Services — 4.0%

Bumble, Inc., Class A * (a)	717	41,319

Match Group, Inc. *	917	147,894

Pinterest, Inc., Class A *	1,140	89,971

Zillow Group, Inc., Class C *	686	83,880

		363,064

Internet & Direct Marketing Retail — 0.5%

Chewy, Inc., Class A * (a)	566	45,140

IT Services — 3.3%

Affirm Holdings, Inc. * (a)	372	25,077

Global Payments, Inc.	473	88,743

MongoDB, Inc. *	218	78,631

Okta, Inc. *	344	84,194

Snowflake, Inc., Class A *	107	25,984

		302,629

Leisure Products — 0.5%

Brunswick Corp.	493	49,063

Life Sciences Tools & Services — 3.4%

Agilent Technologies, Inc.	923	136,488

Maravai LifeSciences Holdings, Inc., Class A * (a)	1,550	64,668

Mettler-Toledo International, Inc. *	75	104,039

		305,195

Machinery — 2.3%

Ingersoll Rand, Inc. *	1,680	81,977

ITT, Inc.	758	69,398

Stanley Black & Decker, Inc.	284	58,135

		209,510

Media — 0.5%

Discovery, Inc., Class C * (a)	1,539	44,593

INVESTMENTS	SHARES (000)	VALUE ($000)

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	1,817	67,414

Oil, Gas & Consumable Fuels — 0.6%

EOG Resources, Inc.	626	52,250

Pharmaceuticals — 1.9%

Catalent, Inc. *	587	63,445

Jazz Pharmaceuticals plc *	338	60,019

Royalty Pharma plc, Class A	1,117	45,765

		169,229

Professional Services — 3.3%

Booz Allen Hamilton Holding Corp.	1,024	87,190

CoStar Group, Inc. *	392	32,465

Equifax, Inc.	423	101,313

IHS Markit Ltd.	688	77,533

		298,501

Road & Rail — 2.1%

Lyft, Inc., Class A *	1,384	83,684

Old Dominion Freight Line, Inc.	436	110,568

		194,252

Semiconductors & Semiconductor Equipment — 8.5%

Advanced Micro Devices, Inc. *	697	65,488

Cree, Inc. *	476	46,654

Entegris, Inc.	1,017	125,072

Lam Research Corp.	155	100,722

Marvell Technology, Inc.	1,080	62,979

Microchip Technology, Inc.	664	99,382

SolarEdge Technologies, Inc. *	361	99,770

Teradyne, Inc.	831	111,348

Xilinx, Inc.	377	54,471

		765,886

Software — 12.6%

Avalara, Inc. *	309	49,931

Bill.Com Holdings, Inc. *	241	44,183

Cadence Design Systems, Inc. *	768	105,105

Confluent, Inc., Class A * (a)	358	16,999

Coupa Software, Inc. *	228	59,735

Crowdstrike Holdings, Inc., Class A *	502	126,032

DocuSign, Inc. *	371	103,804

Five9, Inc. *	512	93,969

HubSpot, Inc. *	252	146,963

RingCentral, Inc., Class A *	283	82,176

Synopsys, Inc. *	359	99,091

Trade Desk, Inc. (The), Class A *	1,372	106,138

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

UiPath, Inc., Class A * (a)	322	21,887

Zscaler, Inc. *	362	78,106

		1,134,119

Specialty Retail — 5.3%

Burlington Stores, Inc. *	286	92,089

CarMax, Inc. *	553	71,368

National Vision Holdings, Inc. * (a)	957	48,916

O’Reilly Automotive, Inc. *	120	68,172

Tractor Supply Co.	576	107,134

Ulta Beauty, Inc. *	258	89,070

		476,749

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc. *	135	49,380

Total Common Stocks (Cost $5,650,807)		8,875,768

Short-Term Investments — 5.0%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $190,128)	190,049	190,144

Investment of Cash Collateral from Securities Loaned — 2.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	238,992	238,992

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	26,765	26,765

Total Investment of Cash Collateral from Securities Loaned (Cost $265,774)		265,757

Total Short-Term Investments (Cost $455,902)		455,901

Total Investments — 102.9% (Cost $6,106,709)		9,331,669
Liabilities in Excess of Other Assets — (2.9)%		(258,905)

NET ASSETS — 100.0%		9,072,764

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $258,405.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Airlines — 0.5%

Southwest Airlines Co. *	1,525	80,988

Banks — 7.8%

Citizens Financial Group, Inc.	4,630	212,388

Fifth Third Bancorp	6,864	262,403

Huntington Bancshares, Inc.	19,437	277,365

M&T Bank Corp.	1,698	246,774

Regions Financial Corp.	10,057	202,941

Zions Bancorp NA	2,248	118,832

		1,320,703

Beverages — 1.3%

Constellation Brands, Inc., Class A	599	140,146

Keurig Dr Pepper, Inc.	2,543	89,619

		229,765

Building Products — 1.3%

Fortune Brands Home & Security, Inc.	2,306	229,674

Capital Markets — 6.3%

Ameriprise Financial, Inc.	1,218	303,061

Northern Trust Corp.	1,783	206,193

Raymond James Financial, Inc.	1,620	210,495

State Street Corp.	1,627	133,846

T. Rowe Price Group, Inc.	1,073	212,482

		1,066,077

Chemicals — 1.6%

Celanese Corp.	969	146,912

Valvoline, Inc. (a)	4,099	133,050

		279,962

Communications Equipment — 2.1%

CommScope Holding Co., Inc. *	4,050	86,301

Motorola Solutions, Inc.	1,249	270,866

		357,167

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	480	168,750

Consumer Finance — 1.1%

Discover Financial Services	1,587	187,764

Containers & Packaging — 1.8%

Ball Corp.	379	30,678

Packaging Corp. of America	914	123,839

Silgan Holdings, Inc.	3,620	150,210

		304,727

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 1.7%

Genuine Parts Co.	806	101,875

LKQ Corp. *	3,708	182,489

		284,364

Diversified Financial Services — 0.5%

Voya Financial, Inc.	1,355	83,303

Electric Utilities — 3.3%

Edison International	2,144	123,981

Entergy Corp.	1,869	186,305

Xcel Energy, Inc.	3,928	258,750

		569,036

Electrical Equipment — 3.7%

Acuity Brands, Inc. (a)	1,159	216,783

AMETEK, Inc.	1,311	175,003

Hubbell, Inc.	1,269	237,183

		628,969

Electronic Equipment, Instruments & Components — 3.7%

Amphenol Corp., Class A	2,893	197,902

CDW Corp.	760	132,763

Keysight Technologies, Inc. *	461	71,233

SYNNEX Corp.	1,835	223,449

		625,347

Entertainment — 0.5%

Zynga, Inc., Class A *	7,949	84,498

Equity Real Estate Investment Trusts (REITs) — 9.6%

American Homes 4 Rent, Class A (a)	3,852	149,663

AvalonBay Communities, Inc. (a)	663	138,349

Boston Properties, Inc.	1,273	145,888

Brixmor Property Group, Inc.	4,424	101,277

Essex Property Trust, Inc. (a)	311	93,410

Federal Realty Investment Trust	642	75,267

JBG SMITH Properties	2,004	63,155

Kimco Realty Corp.	5,310	110,724

Mid-America Apartment Communities, Inc.	459	77,221

Rayonier, Inc. (a)	4,082	146,659

Regency Centers Corp.	1,224	78,401

Rexford Industrial Realty, Inc.	1,007	57,321

Sun Communities, Inc. (a)	442	75,818

Ventas, Inc.	1,274	72,731

Weyerhaeuser Co.	4,368	150,363

WP Carey, Inc.	1,136	84,776

		1,621,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 1.3%

Kroger Co. (The)	2,872	110,040

US Foods Holding Corp. *	3,048	116,903

		226,943

Food Products — 0.9%

Post Holdings, Inc. * (a)	1,370	148,559

Gas Utilities — 1.2%

National Fuel Gas Co.	3,812	199,186

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	1,439	231,487

Health Care Providers & Services — 4.9%

AmerisourceBergen Corp.	1,609	184,203

Henry Schein, Inc. * (a)	1,844	136,781

Humana, Inc.	146	64,640

Laboratory Corp. of America Holdings *	935	257,839

Universal Health Services, Inc., Class B (a)	1,358	198,851

		842,314

Hotels, Restaurants & Leisure — 1.0%

Darden Restaurants, Inc.	568	82,942

Expedia Group, Inc. *	518	84,780

		167,722

Household Durables — 2.1%

Mohawk Industries, Inc. *	741	142,361

Newell Brands, Inc.	7,919	217,543

		359,904

Household Products — 0.5%

Energizer Holdings, Inc.	2,066	88,788

Industrial Conglomerates — 1.4%

Carlisle Cos., Inc.	1,221	233,598

Insurance — 6.4%

Alleghany Corp. *	136	91,026

Arch Capital Group Ltd. *	1,784	69,487

Hartford Financial Services Group, Inc. (The)	2,495	154,636

Lincoln National Corp.	2,010	126,297

Loews Corp.	4,728	258,404

Marsh & McLennan Cos., Inc.	628	88,366

Progressive Corp. (The)	1,125	110,489

RenaissanceRe Holdings Ltd. (Bermuda)	457	67,953

WR Berkley Corp.	1,631	121,379

		1,088,037

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.7%

InterActiveCorp. *	777	119,744

Machinery — 6.1%

IDEX Corp.	781	171,817

ITT, Inc.	2,262	207,190

Lincoln Electric Holdings, Inc.	1,484	195,400

Middleby Corp. (The) * (a)	949	164,416

Snap-on, Inc.	694	154,980

Timken Co. (The)	1,860	149,875

		1,043,678

Media — 3.0%

Liberty Broadband Corp., Class C *	1,591	276,208

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,981	231,085

		507,293

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	3,874	143,762

Multiline Retail — 0.7%

Kohl’s Corp.	2,292	126,308

Multi-Utilities — 3.0%

CMS Energy Corp.	3,451	203,882

Sempra Energy	721	95,541

WEC Energy Group, Inc.	2,338	207,945

		507,368

Oil, Gas & Consumable Fuels — 4.0%

Cabot Oil & Gas Corp. (a)	10,094	176,237

Diamondback Energy, Inc.	2,598	243,968

EQT Corp. *	4,025	89,599

Williams Cos., Inc. (The)	6,658	176,766

		686,570

Pharmaceuticals — 0.5%

Jazz Pharmaceuticals plc *	478	84,966

Professional Services — 0.8%

Leidos Holdings, Inc.	1,433	144,849

Real Estate Management & Development — 1.1%

CBRE Group, Inc., Class A *	2,283	195,692

Semiconductors & Semiconductor Equipment — 1.2%

Analog Devices, Inc.	1,159	199,581

Software — 1.5%

NortonLifeLock, Inc.	7,618	207,364

Synopsys, Inc. *	188	51,829

		259,193

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.7%

AutoZone, Inc. *	172	256,173

Best Buy Co., Inc.	1,841	211,631

Gap, Inc. (The)	5,094	171,399

		639,203

Textiles, Apparel & Luxury Goods — 2.1%

Carter’s, Inc. (a)	1,501	154,854

Ralph Lauren Corp.	1,286	151,448

Tapestry, Inc. *	1,192	51,823

		358,125

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	4,869	66,212

Total Common Stocks (Cost $9,597,946)		16,791,199

Short-Term Investments — 2.1%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $334,195)	334,028	334,195

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	18,536	18,535

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,666	3,666

Total Investment of Cash Collateral from Securities Loaned (Cost $22,203)		22,201

Total Short-Term Investments (Cost $356,398)		356,396

Total Investments — 100.6% (Cost $9,954,344)		17,147,595
Liabilities in Excess of Other Assets — (0.6)%		(96,958)

NET ASSETS — 100.0%		17,050,637

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $21,845.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 2.6%

General Dynamics Corp.	413	77,676

Northrop Grumman Corp.	227	82,390

Raytheon Technologies Corp.	1,520	129,711

		289,777

Air Freight & Logistics — 0.6%

FedEx Corp.	207	61,814

Banks — 12.8%

Bank of America Corp.	10,598	436,967

Citigroup, Inc.	1,455	102,972

Citizens Financial Group, Inc.	3,034	139,166

M&T Bank Corp.	1,073	155,920

PNC Financial Services Group, Inc. (The)	770	146,862

Truist Financial Corp.	2,445	135,705

US Bancorp	1,863	106,129

Wells Fargo & Co.	4,515	204,504

		1,428,225

Beverages — 0.9%

Constellation Brands, Inc., Class A	159	37,142

Keurig Dr Pepper, Inc.	1,653	58,261

		95,403

Biotechnology — 2.5%

AbbVie, Inc.	1,737	195,676

Amgen, Inc.	116	28,153

Biogen, Inc. *	59	20,257

Regeneron Pharmaceuticals, Inc. *	68	38,037

		282,123

Building Products — 0.3%

Fortune Brands Home & Security, Inc.	323	32,174

Capital Markets — 4.4%

Brookfield Asset Management Reinsurance Partners Ltd., Class A (Canada) * (a)	5	278

Brookfield Asset Management, Inc., Class A (Canada) (a)	774	39,459

Charles Schwab Corp. (The)	1,462	106,477

Invesco Ltd. (a)	1,441	38,517

Morgan Stanley	1,522	139,527

Northern Trust Corp.	777	89,889

T. Rowe Price Group, Inc.	398	78,740

		492,887

Communications Equipment — 1.4%

Cisco Systems, Inc.	1,113	59,015

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — continued

CommScope Holding Co., Inc. *	4,618	98,416

		157,431

Construction Materials — 0.9%

Martin Marietta Materials, Inc.	291	102,298

Consumer Finance — 2.9%

American Express Co.	724	119,610

Capital One Financial Corp.	1,342	207,593

		327,203

Containers & Packaging — 2.1%

Ball Corp.	302	24,441

Graphic Packaging Holding Co.	2,326	42,185

Packaging Corp. of America	664	89,893

Westrock Co.	1,495	79,541

		236,060

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	995	276,447

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	3,412	191,168

Electric Utilities — 3.8%

American Electric Power Co., Inc.	923	78,086

Edison International	795	45,944

Entergy Corp.	460	45,842

NextEra Energy, Inc.	1,210	88,637

PG&E Corp. *	4,026	40,939

Xcel Energy, Inc.	1,894	124,768

		424,216

Electronic Equipment, Instruments & Components — 0.8%

Arrow Electronics, Inc. *	280	31,920

SYNNEX Corp.	456	55,574

		87,494

Entertainment — 0.4%

Walt Disney Co. (The) *	255	44,839

Equity Real Estate Investment Trusts (REITs) — 7.5%

American Homes 4 Rent, Class A (a)	1,969	76,499

Brixmor Property Group, Inc.	3,605	82,510

EastGroup Properties, Inc.	381	62,589

Federal Realty Investment Trust	423	49,610

Kimco Realty Corp.	4,262	88,872

Lamar Advertising Co., Class A	176	18,357

Mid-America Apartment Communities, Inc.	629	105,961

Public Storage	395	118,802

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Rayonier, Inc. (a)	2,472	88,834

Welltower, Inc.	430	35,716

Weyerhaeuser Co.	3,237	111,431

		839,181

Food & Staples Retailing — 0.6%

Sysco Corp.	803	62,441

Food Products — 1.5%

Kraft Heinz Co. (The)	1,599	65,199

Post Holdings, Inc. *	907	98,432

		163,631

Health Care Equipment & Supplies — 0.8%

Medtronic plc	692	85,944

Health Care Providers & Services — 3.5%

AmerisourceBergen Corp.	753	86,257

Cigna Corp.	173	40,966

CVS Health Corp.	1,111	92,702

HCA Healthcare, Inc.	264	54,505

UnitedHealth Group, Inc.	276	110,655

		385,085

Hotels, Restaurants & Leisure — 1.1%

Booking Holdings, Inc. *	25	55,140

Las Vegas Sands Corp. *	1,244	65,557

		120,697

Household Durables — 1.5%

Mohawk Industries, Inc. *	442	85,006

Newell Brands, Inc.	2,849	78,257

		163,263

Household Products — 1.5%

Energizer Holdings, Inc.	1,400	60,158

Procter & Gamble Co. (The)	770	103,846

		164,004

Industrial Conglomerates — 1.5%

Carlisle Cos., Inc.	367	70,258

Honeywell International, Inc.	465	101,937

		172,195

Insurance — 7.8%

Alleghany Corp. *	91	60,701

American International Group, Inc.	874	41,588

Chubb Ltd.	491	78,110

CNA Financial Corp.(a)	643	29,241

Fairfax Financial Holdings Ltd. (Canada)	155	67,843

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Hartford Financial Services Group, Inc. (The)	1,721	106,624

Loews Corp.	3,236	176,847

Marsh & McLennan Cos., Inc.	503	70,711

Progressive Corp. (The)	659	64,701

Travelers Cos., Inc. (The)	1,184	177,298

		873,664

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	32	78,949

IT Services — 0.4%

International Business Machines Corp.	337	49,430

Machinery — 2.5%

Dover Corp.	936	140,978

ITT, Inc.	829	75,956

Stanley Black & Decker, Inc.	328	67,298

		284,232

Media — 3.0%

Discovery, Inc., Class C * (a)	700	20,274

DISH Network Corp., Class A *	1,454	60,761

Liberty Broadband Corp., Class C *	630	109,389

Liberty Media Corp.-Liberty SiriusXM, Class C *	1,653	76,697

Nexstar Media Group, Inc., Class A	424	62,747

		329,868

Multiline Retail — 0.9%

Dollar General Corp.	274	59,334

Kohl’s Corp.	830	45,737

		105,071

Oil, Gas & Consumable Fuels — 6.0%

Cabot Oil & Gas Corp. (a)	3,359	58,639

Chevron Corp.	945	98,990

ConocoPhillips	2,670	162,619

Diamondback Energy, Inc.	370	34,721

Equitrans Midstream Corp.	2,063	17,554

Kinder Morgan, Inc.	5,148	93,846

Marathon Petroleum Corp.	910	54,989

Phillips 66	853	73,220

Williams Cos., Inc. (The)	2,956	78,487

		673,065

Personal Products — 0.3%

Coty, Inc., Class A *	3,155	29,466

Pharmaceuticals — 4.2%

Bristol-Myers Squibb Co.	2,709	181,023

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Johnson & Johnson	831	136,836

Merck & Co., Inc.	763	59,311

Organon & Co. *	725	21,940

Pfizer, Inc.	682	26,712

Viatris, Inc.	2,996	42,816

		468,638

Professional Services — 0.5%

Leidos Holdings, Inc.	544	54,988

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	1,044	89,518

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	673	115,778

Texas Instruments, Inc.	535	102,874

		218,652

Software — 0.2%

Microsoft Corp.	102	27,692

Specialty Retail — 4.3%

AutoZone, Inc. *	115	171,388

Best Buy Co., Inc.	650	74,734

Gap, Inc. (The)	2,484	83,590

Lowe’s Cos., Inc.	320	62,070

Murphy USA, Inc.	666	88,774

		480,556

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co.	494	48,580

Ralph Lauren Corp.	528	62,145

		110,725

Tobacco — 0.6%

Philip Morris International, Inc.	714	70,804

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	620	89,809

Total Common Stocks (Cost $6,663,243)		10,721,127

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.7%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $360,095)	359,916	360,095

Investment of Cash Collateral from Securities Loaned — 0.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	41,074	41,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	5,968	5,968

Total Investment of Cash Collateral from Securities Loaned (Cost $47,045)		47,042

Total Short-Term Investments (Cost $407,140)		407,137

Total Investments — 99.8% (Cost $7,070,383)		11,128,264
Other Assets Less Liabilities — 0.2%		23,052

NET ASSETS — 100.0%		11,151,316

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $45,570.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$14,695,353	$2,755,451		$8,875,768
Investments in affiliates, at value	159,510	64,465		190,144
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	149,952	59,919		265,757
Cash	95	11		53
Receivables:
Investment securities sold	—	4,904		25,350
Fund shares sold	16,748	4,726		9,327
Dividends from non-affiliates	1,863	2,892		708
Dividends from affiliates	1	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	798	84		525

Total Assets	15,024,320	2,892,452		9,367,632

LIABILITIES:
Payables:
Investment securities purchased	—	2,941		11,008
Collateral received on securities loaned (See Note 2.B.)	149,952	59,919		265,757
Fund shares redeemed	84,840	2,117		11,739
Accrued liabilities:
Investment advisory fees	6,485	1,337		4,561
Administration fees	798	79		476
Distribution fees	1,331	134		429
Service fees	1,774	297		684
Custodian and accounting fees	115	22		66
Other	188	64		148

Total Liabilities	245,483	66,910		294,868

Net Assets	$14,778,837	$2,825,542		$9,072,764

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,600,295	$1,643,489	$5,188,873
Total distributable earnings (loss)	9,178,542	1,182,053	3,883,891

Total Net Assets	$14,778,837	$2,825,542	$9,072,764

Net Assets:
Class A	$3,013,691	$595,304	$1,642,278
Class C	1,218,051	21,836	109,845
Class I	4,622,602	886,782	2,003,878
Class R2	510	555	57,273
Class R3	5,089	—	70,608
Class R4	22,559	—	22,947
Class R5	141,386	74	730,273
Class R6	5,754,949	1,320,991	4,435,662

Total	$14,778,837	$2,825,542	$9,072,764

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	89,543	9,581	35,548
Class C	43,761	373	3,360
Class I	131,333	13,980	35,816
Class R2	15	9	1,122
Class R3	151	—	1,285
Class R4	641	—	412
Class R5	3,908	1	12,811
Class R6	157,576	20,780	77,295

Net Asset Value (a):
Class A — Redemption price per share	$33.66	$62.14	$46.20
Class C — Offering price per share (b)	27.83	58.61	32.69
Class I — Offering and redemption price per share	35.20	63.43	55.95
Class R2 — Offering and redemption price per share	33.24	61.24	51.05
Class R3 — Offering and redemption price per share	33.61	—	54.95
Class R4 — Offering and redemption price per share	35.21	—	55.76
Class R5 — Offering and redemption price per share	36.18	63.52	57.00
Class R6 — Offering and redemption price per share	36.52	63.57	57.39
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.53	$65.58	$48.76

Cost of investments in non-affiliates	$7,368,918	$1,720,774	$5,650,807
Cost of investments in affiliates	159,479	64,456	190,128
Investment securities on loan, at value (See Note 2.B.)	151,682	58,238	258,405
Cost of investment of cash collateral (See Note 2.B.)	149,962	59,922	265,774

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund		JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,791,199		$10,721,127
Investments in affiliates, at value	334,195		360,095
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	22,201		47,042
Cash	18		29
Receivables:
Investment securities sold	16,286		—
Fund shares sold	13,565		73,945
Dividends from non-affiliates	31,701		9,175
Dividends from affiliates	1		1
Securities lending income (See Note 2.B.)	2		4

Total Assets	17,209,168		11,211,418

LIABILITIES:
Payables:
Investment securities purchased	15,149		—
Collateral received on securities loaned (See Note 2.B.)	22,201		47,042
Fund shares redeemed	108,704		5,187
Accrued liabilities:
Investment advisory fees	9,206		5,007
Administration fees	912		667
Distribution fees	428		436
Service fees	1,201		1,391
Custodian and accounting fees	114		73
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	616		299

Total Liabilities	158,531		60,102

Net Assets	$17,050,637		$11,151,316

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,208,478	$6,215,481
Total distributable earnings (loss)	8,842,159	4,935,835

Total Net Assets	$17,050,637	$11,151,316

Net Assets:
Class A	$1,608,828	$1,050,569
Class C	76,078	349,246
Class I	3,061,126	2,326,829
Class L	7,839,627	1,855,713
Class R2	71,087	194
Class R3	88,116	3,020
Class R4	31,938	1,724
Class R5	89,178	1,365
Class R6	4,184,659	5,562,656

Total	$17,050,637	$11,151,316

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	36,826	24,488
Class C	1,821	8,173
Class I	69,101	53,927
Class L	174,299	42,956
Class R2	1,714	4
Class R3	2,038	71
Class R4	726	40
Class R5	1,986	32
Class R6	93,080	128,882

Net Asset Value (a):
Class A — Redemption price per share	$43.69	$42.90
Class C — Offering price per share (b)	41.77	42.73
Class I — Offering and redemption price per share	44.30	43.15
Class L — Offering and redemption price per share	44.98	43.20
Class R2 — Offering and redemption price per share	41.48	42.46
Class R3 — Offering and redemption price per share	43.25	42.36
Class R4 — Offering and redemption price per share	44.02	42.92
Class R5 — Offering and redemption price per share	44.90	43.12
Class R6 — Offering and redemption price per share	44.96	43.16
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$46.11	$45.28

Cost of investments in non-affiliates	$9,597,946	$6,663,243
Cost of investments in affiliates	334,195	360,095
Investment securities on loan, at value (See Note 2.B.)	21,845	45,570
Cost of investment of cash collateral (See Note 2.B.)	22,203	47,045

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$78,439	$23,606	$27,081
Dividend income from affiliates	245	58	169
Income from securities lending (net) (See Note 2.B.)	1,572	177	1,240

Total investment income	80,256	23,841	28,490

EXPENSES:
Investment advisory fees	73,872	14,151	48,314
Administration fees	9,294	1,633	5,575
Distribution fees:
Class A	6,462	1,230	3,618
Class C	8,374	161	750
Class R2	2	4	245
Class R3	6	—	144
Service fees:
Class A	6,462	1,230	3,618
Class C	2,791	54	250
Class I	9,525	1,404	4,223
Class R2	1	2	123
Class R3	6	—	144
Class R4	51	—	42
Class R5	140	1	641
Custodian and accounting fees	459	82	255
Interest expense to affiliates	2	— (a)	1
Professional fees	160	65	106
Trustees’ and Chief Compliance Officer’s fees	61	30	44
Printing and mailing costs	488	211	325
Registration and filing fees	451	147	396
Transfer agency fees (See Note 2.E.)	326	65	455
Other	225	37	116

Total expenses	119,158	20,507	69,385

Less fees waived	(215)	(2,536)	(2,018)
Less expense reimbursements	— (a)	(1)	(65)

Net expenses	118,943	17,970	67,302

Net investment income (loss)	(38,687)	5,871	(38,812)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,615,588	236,515	977,650
Investments in affiliates	(64)	(14)	(20)

Net realized gain (loss)	2,615,524	236,501	977,630

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,518,078	551,892	1,605,435
Investments in affiliates	(34)	(5)	(28)

Change in net unrealized appreciation/depreciation	2,518,044	551,887	1,605,407

Net realized/unrealized gains (losses)	5,133,568	788,388	2,583,037

Change in net assets resulting from operations	$5,094,881	$794,259	$2,544,225

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$—
Dividend income from non-affiliates	252,767	200,772
Dividend income from affiliates	368	322
Income from securities lending (net) (See Note 2.B.)	250	290

Total investment income	253,386	201,384

EXPENSES:
Investment advisory fees	97,543	53,194
Administration fees	10,070	7,205
Distribution fees:
Class A	3,438	2,174
Class C	567	2,429
Class R2	331	1
Class R3	190	5
Service fees:
Class A	3,438	2,174
Class C	189	810
Class I	6,876	5,727
Class L	6,872	1,700
Class R2	166	— (a)
Class R3	190	5
Class R4	84	55
Class R5	80	4
Custodian and accounting fees	451	291
Interest expense to affiliates	2	—
Professional fees	165	122
Trustees’ and Chief Compliance Officer’s fees	65	51
Printing and mailing costs	768	471
Registration and filing fees	243	149
Transfer agency fees (See Note 2.E.)	233	214
Other	334	153

Total expenses	132,295	76,934

Less fees waived	(6,667)	(439)
Less expense reimbursements	(39)	(27)

Net expenses	125,589	76,468

Net investment income (loss)	127,797	124,916

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,768,107	961,575
Investments in affiliates	66	(105)

Net realized gain (loss)	1,768,173	961,470

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,261,659	2,800,517
Investments in affiliates	(171)	1

Change in net unrealized appreciation/depreciation	4,261,488	2,800,518

Net realized/unrealized gains (losses)	6,029,661	3,761,988

Change in net assets resulting from operations	$6,157,458	$3,886,904

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(38,687)	$(10,353)	$5,871	$11,563
Net realized gain (loss)	2,615,524	1,432,215	236,501	457,289
Change in net unrealized appreciation/depreciation	2,518,044	972,047	551,887	(437,747)

Change in net assets resulting from operations	5,094,881	2,393,909	794,259	31,105

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(248,914)	(176,120)	(51,016)	(38,917)
Class C	(129,471)	(88,186)	(2,405)	(1,879)
Class I	(360,812)	(199,341)	(43,367)	(23,411)
Class R2	(32)	(12)	(76)	(49)
Class R3	(192)	(61)	—	—
Class R4	(1,887)	(1,510)	—	—
Class R5	(12,763)	(10,297)	(111)	(518)
Class R6	(579,464)	(359,755)	(120,036)	(159,341)

Total distributions to shareholders	(1,333,535)	(835,282)	(217,011)	(224,115)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	207,286	(137,511)	611,112	(961,205)

NET ASSETS:
Change in net assets	3,968,632	1,421,116	1,188,360	(1,154,215)
Beginning of period	10,810,205	9,389,089	1,637,182	2,791,397

End of period	$14,778,837	$10,810,205	$2,825,542	$1,637,182

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(38,812)	$(14,047)	$127,797	$203,596
Net realized gain (loss)	977,630	659,097	1,768,173	860,851
Change in net unrealized appreciation/depreciation	1,605,407	281,309	4,261,488	(3,168,215)

Change in net assets resulting from operations	2,544,225	926,359	6,157,458	(2,103,768)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(173,779)	(82,704)	(92,478)	(76,720)
Class C	(16,088)	(8,737)	(5,006)	(6,335)
Class I	(173,836)	(75,633)	(197,658)	(133,060)
Class L	—	—	(492,109)	(443,822)
Class R2	(5,377)	(2,939)	(4,986)	(3,525)
Class R3	(5,883)	(2,669)	(5,364)	(3,809)
Class R4	(1,774)	(679)	(2,242)	(1,419)
Class R5	(63,349)	(33,403)	(5,676)	(4,996)
Class R6	(329,350)	(138,679)	(264,623)	(181,586)

Total distributions to shareholders	(769,436)	(345,443)	(1,070,142)	(855,272)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,816,908	341,659	(751,266)	(1,341,858)

NET ASSETS:
Change in net assets	3,591,697	922,575	4,336,050	(4,300,898)
Beginning of period	5,481,067	4,558,492	12,714,587	17,015,485

End of period	$9,072,764	$5,481,067	$17,050,637	$12,714,587

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$124,916	$184,647
Net realized gain (loss)	961,470	159,367
Change in net unrealized appreciation/depreciation	2,800,518	(1,858,485)

Change in net assets resulting from operations	3,886,904	(1,514,471)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,476)	(44,981)
Class C	(7,055)	(16,494)
Class I	(72,893)	(99,554)
Class L	(53,516)	(100,871)
Class R2	(7)	(3)
Class R3	(63)	(70)
Class R4	(1,188)	(1,174)
Class R5	(145)	(334)
Class R6	(133,423)	(204,414)

Total distributions to shareholders	(291,766)	(467,895)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,143,741)	(143,475)

NET ASSETS:
Change in net assets	2,451,397	(2,125,841)
Beginning of period	8,699,919	10,825,760

End of period	$11,151,316	$8,699,919

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$617,307	$424,450	$108,793	$123,140
Distributions reinvested	240,271	171,962	50,959	38,873
Cost of shares redeemed	(591,206)	(690,381)	(103,045)	(176,855)

Change in net assets resulting from Class A capital transactions	266,372	(93,969)	56,707	(14,842)

Class C
Proceeds from shares issued	163,112	152,886	1,523	2,246
Distributions reinvested	125,552	83,431	2,405	1,879
Cost of shares redeemed	(301,892)	(200,570)	(8,655)	(5,867)

Change in net assets resulting from Class C capital transactions	(13,228)	35,747	(4,727)	(1,742)

Class I
Proceeds from shares issued	1,479,235	971,337	599,516	147,037
Distributions reinvested	337,895	183,814	43,123	23,288
Cost of shares redeemed	(1,078,748)	(804,519)	(236,107)	(114,553)

Change in net assets resulting from Class I capital transactions	738,382	350,632	406,532	55,772

Class R2
Proceeds from shares issued	300	157	191	391
Distributions reinvested	32	12	73	42
Cost of shares redeemed	(154)	(52)	(535)	(313)

Change in net assets resulting from Class R2 capital transactions	178	117	(271)	120

Class R3
Proceeds from shares issued	3,643	501	—	—
Distributions reinvested	163	61	—	—
Cost of shares redeemed	(434)	(126)	—	—

Change in net assets resulting from Class R3 capital transactions	3,372	436	—	—

Class R4
Proceeds from shares issued	2,600	2,017	—	—
Distributions reinvested	1,886	1,510	—	—
Cost of shares redeemed	(5,512)	(4,951)	—	—

Change in net assets resulting from Class R4 capital transactions	(1,026)	(1,424)	—	—

Class R5
Proceeds from shares issued	22,343	23,475	272	674
Distributions reinvested	12,555	10,290	111	517
Cost of shares redeemed	(70,249)	(37,782)	(1,462)	(6,310)

Change in net assets resulting from Class R5 capital transactions	(35,351)	(4,017)	(1,079)	(5,119)

Class R6
Proceeds from shares issued	1,205,957	1,257,140	334,403	348,033
Distributions reinvested	578,133	358,754	119,998	159,315
Cost of shares redeemed	(2,535,503)	(2,040,927)	(300,451)	(302,027)
Redemptions in-kind (See Note 8)	—	—	—	(1,200,715)

Change in net assets resulting from Class R6 capital transactions	(751,413)	(425,033)	153,950	(995,394)

Total change in net assets resulting from capital transactions	$207,286	$(137,511)	$611,112	$(961,205)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	20,460	19,559	1,925	2,661
Reinvested	8,308	8,088	961	853
Redeemed	(19,686)	(30,991)	(1,903)	(3,845)

Change in Class A Shares	9,082	(3,344)	983	(331)

Class C
Issued	6,449	8,221	28	54
Reinvested	5,236	4,615	48	43
Redeemed	(11,926)	(10,900)	(165)	(133)

Change in Class C Shares	(241)	1,936	(89)	(36)

Class I
Issued	46,557	42,055	10,207	3,117
Reinvested	11,160	8,317	795	501
Redeemed	(33,943)	(36,324)	(4,122)	(2,381)

Change in Class I Shares	23,774	14,048	6,880	1,237

Class R2
Issued	9	8	3	7
Reinvested	1	1	2	1
Redeemed	(5)	(3)	(9)	(6)

Change in Class R2 Shares	5	6	(4)	2

Class R3
Issued	116	26	—	—
Reinvested	6	3	—	—
Redeemed	(14)	(6)	—	—

Change in Class R3 Shares	108	23	—	—

Class R4
Issued	81	90	—	—
Reinvested	62	68	—	—
Redeemed	(177)	(212)	—	—

Change in Class R4 Shares	(34)	(54)	—	—

Class R5
Issued	696	992	5	14
Reinvested	403	455	2	11
Redeemed	(2,158)	(1,630)	(24)	(125)

Change in Class R5 Shares	(1,059)	(183)	(17)	(100)

Class R6
Issued	36,597	53,895	5,844	7,401
Reinvested	18,399	15,742	2,206	3,444
Redeemed	(76,164)	(86,443)	(5,296)	(6,434)
Redemptions in-kind (See Note 8)	—	—	—	(25,455)

Change in Class R6 Shares	(21,168)	(16,806)	2,754	(21,044)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,885	$143,119	$312,241	$209,763
Distributions reinvested	168,194	80,011	84,258	69,743
Cost of shares redeemed	(265,651)	(203,777)	(421,860)	(484,932)

Change in net assets resulting from Class A capital transactions	172,428	19,353	(25,361)	(205,426)

Class C
Proceeds from shares issued	18,817	11,326	11,152	12,682
Distributions reinvested	15,598	8,149	4,875	5,516
Cost of shares redeemed	(29,254)	(22,446)	(50,512)	(56,184)

Change in net assets resulting from Class C capital transactions	5,161	(2,971)	(34,485)	(37,986)

Class I
Proceeds from shares issued	807,758	306,997	944,499	900,902
Distributions reinvested	163,157	71,080	187,286	123,076
Cost of shares redeemed	(572,464)	(382,936)	(1,167,802)	(1,051,200)

Change in net assets resulting from Class I capital transactions	398,451	(4,859)	(36,017)	(27,222)

Class L
Proceeds from shares issued	—	—	1,079,544	1,165,380
Distributions reinvested	—	—	466,015	394,599
Cost of shares redeemed	—	—	(2,003,837)	(3,139,666)

Change in net assets resulting from Class L capital transactions	—	—	(458,278)	(1,579,687)

Class R2
Proceeds from shares issued	19,596	11,105	11,087	15,289
Distributions reinvested	5,366	2,875	4,944	3,405
Cost of shares redeemed	(18,633)	(22,776)	(26,032)	(20,258)

Change in net assets resulting from Class R2 capital transactions	6,329	(8,796)	(10,001)	(1,564)

Class R3
Proceeds from shares issued	27,679	17,057	10,318	15,417
Distributions reinvested	5,811	2,669	5,120	3,652
Cost of shares redeemed	(19,436)	(11,619)	(16,546)	(14,432)

Change in net assets resulting from Class R3 capital transactions	14,054	8,107	(1,108)	4,637

Class R4
Proceeds from shares issued	15,324	3,625	29,189	11,128
Distributions reinvested	1,774	679	2,242	1,419
Cost of shares redeemed	(9,549)	(3,668)	(36,170)	(10,446)

Change in net assets resulting from Class R4 capital transactions	7,549	636	(4,739)	2,101

Class R5
Proceeds from shares issued	169,023	143,113	15,455	14,343
Distributions reinvested	59,609	31,744	5,671	4,992
Cost of shares redeemed	(178,446)	(169,555)	(28,691)	(29,341)

Change in net assets resulting from Class R5 capital transactions	50,186	5,302	(7,565)	(10,006)

Class R6
Proceeds from shares issued	1,731,741	776,302	880,233	1,587,348
Distributions reinvested	326,519	137,892	243,857	174,996
Cost of shares redeemed	(895,510)	(589,307)	(1,297,802)	(1,249,049)

Change in net assets resulting from Class R6 capital transactions	1,162,750	324,887	(173,712)	513,295

Total change in net assets resulting from capital transactions	$1,816,908	$341,659	$(751,266)	$(1,341,858)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,348	4,392	8,294	6,133
Reinvested	4,077	2,499	2,357	1,812
Redeemed	(6,207)	(6,309)	(11,461)	(14,044)

Change in Class A Shares	4,218	582	(810)	(6,099)

Class C
Issued	609	461	302	374
Reinvested	533	341	143	150
Redeemed	(951)	(930)	(1,473)	(1,787)

Change in Class C Shares	191	(128)	(1,028)	(1,263)

Class I
Issued	15,656	8,021	26,465	28,169
Reinvested	3,271	1,879	5,165	3,157
Redeemed	(11,073)	(10,235)	(31,205)	(31,853)

Change in Class I Shares	7,854	(335)	425	(527)

Class L
Issued	—	—	27,115	34,257
Reinvested	—	—	12,656	9,979
Redeemed	—	—	(52,480)	(87,974)

Change in Class L Shares	—	—	(12,709)	(43,738)

Class R2
Issued	411	313	308	458
Reinvested	118	82	146	93
Redeemed	(395)	(645)	(735)	(599)

Change in Class R2 Shares	134	(250)	(281)	(48)

Class R3
Issued	550	447	273	452
Reinvested	118	71	145	96
Redeemed	(384)	(307)	(451)	(421)

Change in Class R3 Shares	284	211	(33)	127

Class R4
Issued	299	94	772	308
Reinvested	36	18	62	37
Redeemed	(183)	(96)	(892)	(284)

Change in Class R4 Shares	152	16	(58)	61

Class R5
Issued	3,227	3,638	389	392
Reinvested	1,172	826	154	126
Redeemed	(3,436)	(4,377)	(723)	(798)

Change in Class R5 Shares	963	87	(180)	(280)

Class R6
Issued	32,743	19,998	22,671	44,485
Reinvested	6,379	3,570	6,625	4,428
Redeemed	(17,096)	(15,241)	(33,322)	(35,794)

Change in Class R6 Shares	22,026	8,327	(4,026)	13,119

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$228,457	$225,893
Distributions reinvested	21,985	42,378
Cost of shares redeemed	(256,183)	(562,591)

Change in net assets resulting from Class A capital transactions	(5,741)	(294,320)

Class C
Proceeds from shares issued	42,809	31,902
Distributions reinvested	6,902	14,740
Cost of shares redeemed	(152,617)	(152,885)

Change in net assets resulting from Class C capital transactions	(102,906)	(106,243)

Class I
Proceeds from shares issued	632,458	873,832
Distributions reinvested	67,804	87,746
Cost of shares redeemed	(1,288,594)	(965,662)

Change in net assets resulting from Class I capital transactions	(588,332)	(4,084)

Class L
Proceeds from shares issued	329,055	566,706
Distributions reinvested	51,517	96,694
Cost of shares redeemed	(753,164)	(1,203,324)

Change in net assets resulting from Class L capital transactions	(372,592)	(539,924)

Class R2
Proceeds from shares issued	81	128
Distributions reinvested	7	2
Cost of shares redeemed	(144)	(23)

Change in net assets resulting from Class R2 capital transactions	(56)	107

Class R3
Proceeds from shares issued	1,146	359
Distributions reinvested	51	69
Cost of shares redeemed	(488)	(887)

Change in net assets resulting from Class R3 capital transactions	709	(459)

Class R4
Proceeds from shares issued	3,069	23,194
Distributions reinvested	1,187	1,174
Cost of shares redeemed	(42,655)	(8,710)

Change in net assets resulting from Class R4 capital transactions	(38,399)	15,658

Class R5
Proceeds from shares issued	839	2,112
Distributions reinvested	137	334
Cost of shares redeemed	(6,702)	(3,498)

Change in net assets resulting from Class R5 capital transactions	(5,726)	(1,052)

Class R6
Proceeds from shares issued	1,674,385	2,406,252
Distributions reinvested	133,248	203,530
Cost of shares redeemed	(1,838,331)	(1,822,940)

Change in net assets resulting from Class R6 capital transactions	(30,698)	786,842

Total change in net assets resulting from capital transactions	$(1,143,741)	$(143,475)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,264	7,038
Reinvested	627	1,145
Redeemed	(7,354)	(17,957)

Change in Class A Shares	(463)	(9,774)

Class C
Issued	1,112	966
Reinvested	198	401
Redeemed	(4,444)	(4,876)

Change in Class C Shares	(3,134)	(3,509)

Class I
Issued	17,384	28,338
Reinvested	1,924	2,357
Redeemed	(34,308)	(30,342)

Change in Class I Shares	(15,000)	353

Class L
Issued	9,182	17,778
Reinvested	1,461	2,596
Redeemed	(21,293)	(38,762)

Change in Class L Shares	(10,650)	(18,388)

Class R2
Issued	2	5
Reinvested	— (a)	— (a)
Redeemed	(4)	(1)

Change in Class R2 Shares	(2)	4

Class R3
Issued	32	11
Reinvested	1	2
Redeemed	(14)	(25)

Change in Class R3 Shares	19	(12)

Class R4
Issued	89	741
Reinvested	34	32
Redeemed	(1,184)	(250)

Change in Class R4 Shares	(1,061)	523

Class R5
Issued	26	62
Reinvested	4	9
Redeemed	(184)	(110)

Change in Class R5 Shares	(154)	(39)

Class R6
Issued	43,621	70,239
Reinvested	3,783	5,469
Redeemed	(51,458)	(55,634)

Change in Class R6 Shares	(4,054)	20,074

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2021	$25.27	$(0.16)	$11.67	$11.51	$—	$(3.12)	$(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—	—	—

Class C
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—	—	—

Class I
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—	—	—

Class R2
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)

Class R3
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—	—	—

Class R4
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—	—	—

Class R5
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—	—	—

Class R6
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$33.66	47.55%	$3,013,691	1.13%	(0.54)%	1.14%	43%
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34

27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34

35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34

33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34

36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2021	$47.20	$(0.03)	$21.27	$21.24	$(0.08)	$(6.22)	$(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)

Class C
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)

Class I
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)

Class R2
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)

Class R5
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)

Class R6
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$62.14	47.31%	$595,304	1.14%	(0.05)%	1.26%	54%
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38

58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38

63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38

61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38

63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38

63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2021	$36.43	$(0.36)	$15.58	$15.22	$—	$(5.45)	$(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	—	(0.01)	(0.01)

Class C
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	—	(0.01)	(0.01)

Class I
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	—	(0.01)	(0.01)

Class R2
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	—	(0.01)	(0.01)

Class R3
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	—	(0.01)	(0.01)

Class R4
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	—	(0.01)	(0.01)

Class R5
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	—	(0.01)	(0.01)

Class R6
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	—	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$46.20	43.59%	$1,642,278	1.24%	(0.85)%	1.26%	42%
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41

32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41

55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41

51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41

54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41

57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2021	$31.12	$0.17	$15.09	$15.26	$(0.29)	$(2.40)	$(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)

Class C
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)

Class I
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)

Class L
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)

Class R2
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)

Class R3
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$43.69	51.06%	$1,608,828	1.22%	0.46%	1.23%	21%
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23

41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23

44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23

44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23

41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23

43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2021	$29.53	$0.34		$14.04	$14.38	$(0.48)	$(0.53)	$(1.01)
Year Ended June 30, 2020	35.46	0.49		(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2021	29.38	0.16		13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)

Class I
Year Ended June 30, 2021	29.71	0.43		14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)

Class L
Year Ended June 30, 2021	29.73	0.49		14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)

Class R2
Year Ended June 30, 2021	29.31	0.26		13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2021	29.21	0.33		13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2021	29.56	0.42		14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2021	29.67	0.49		14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2021	29.71	0.52		14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c) (d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.90	49.47%	$1,050,569	1.13%	0.94%		1.14%	34%
29.53	(13.60)	736,715	1.14	1.45		1.16	29
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24

42.73	48.75	349,246	1.63	0.45		1.64	34
29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24

43.15	49.86	2,326,829	0.88	1.20		0.89	34
29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24

43.20	50.10	1,855,713	0.73	1.35		0.74	34
29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24

42.46	49.10	194	1.38	0.73		1.54	34
29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

42.36	49.46	3,020	1.13	0.92		1.17	34
29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

42.92	49.86	1,724	0.88	1.26		0.89	34
29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

43.12	50.12	1,365	0.73	1.41		0.74	34
29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

43.16	50.23	5,562,656	0.63	1.44		0.64	34
29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,004,815	$—	$—	$15,004,815

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,879,835	$—	$—	$2,879,835

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,331,669	$—	$—	$9,331,669

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,147,595	$—	$—	$17,147,595

(a)	Please refer to the SOI for specifics of portfolio holdings.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,128,264	$—	$—	$11,128,264

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$151,682	(149,952)**	$1,730
Mid Cap Equity Fund	58,238	(58,238)	—
Mid Cap Growth Fund	258,405	(258,405)	—
Mid Cap Value Fund	21,845	(21,845)	—
Value Advantage Fund	45,570	(45,570)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2021, additional collateral was received.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Growth Advantage Fund	$19
Mid Cap Equity Fund	2
Mid Cap Growth Fund	17
Mid Cap Value Fund	7
Value Advantage Fund	7

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Growth Advantage Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$105,416	$4,419,023	$4,364,840	$(64)	$(25)	$159,510	159,430	$245		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	302,529	2,066,000	2,235,244	(75)*	(9)	133,201	133,201	420	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	31,490	1,031,923	1,046,662	—	—	16,751	16,751	13	*	—

Total	$439,435	$7,516,946	$7,646,746	$(139)	$(34)	$309,462		$678		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Mid Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$40,612	$830,766	$806,897	$(14)	$(2)	$64,465	64,433	$58		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	323,000	270,000	(7)*	(3)	52,990	52,990	42	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	143,549	136,620	—	—	6,929	6,929	2	*	—

Total	$40,612	$1,297,315	$1,213,517	$(21)	$(5)	$124,384		$102		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$51,560	$1,518,917	$1,380,301	$(20)	$(12)	$190,144	190,049	$169		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	211,088	1,697,000	1,668,999	(81)*	(16)	238,992	238,992	447	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,377	573,278	570,890	—	—	26,765	26,765	13	*	—

Total	$287,025	$3,789,195	$3,620,190	$(101)	$(28)	$455,901		$629		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Mid Cap Value Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$170,302	$3,085,766	$2,921,769	$66		$(170)	$334,195	334,028	$368		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	168,074	604,000	753,500	(38	)*	(1)	18,535	18,536	163	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,472	280,045	299,851	—		—	3,666	3,666	5	*	—

	$361,848	$3,969,811	$3,975,120	$28		$(171)	$356,396		$536		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$193,827	$5,039,507	$4,873,138	$(105)	$4	$360,095	359,916	$322		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	139,126	690,985	789,000	(34)*	(3)	41,074	41,074	202	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	15,136	290,778	299,946	—	—	5,968	5,968	7	*	—

Total	$348,089	$6,021,270	$5,962,084	$(139)	$1	$407,137		$531		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R2		Class R3	Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$124	$57	$70	n/a	$1		$1	$—	(a)	$3		$70	$326
Mid Cap Equity Fund
Transfer agency fees	29	1	21	n/a	1		n/a	n/a		—	(a)	13	65
Mid Cap Growth Fund
Transfer agency fees	293	7	40	n/a	22		3	1		7		82	455
Mid Cap Value Fund
Transfer agency fees	88	4	38	$18	7		2	1		1		74	233
Value Advantage Fund
Transfer agency fees	70	32	45	29	—	(a)	1	—	(a)	—	(a)	37	214

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$202,249	$34,392	$(236,641)
Mid Cap Equity Fund	2,483	(1,295)	(1,188)
Mid Cap Growth Fund	—	29,519	(29,519)
Mid Cap Value Fund	—	(11,446)	11,446
Value Advantage Fund	—	(7,008)	7,008

The reclassifications for the Funds relate primarily to net operating losses, non-taxable dividends and tax equalization.

H. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$596	$1
Mid Cap Equity Fund	107	1
Mid Cap Growth Fund	180	—	(a)
Mid Cap Value Fund	64	—
Value Advantage Fund	142	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	n/a	n/a	n/a
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74%	0.64%
Mid Cap Growth Fund	1.24	n/a	0.93	n/a	1.49	n/a	0.99%	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

The expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$—	$—	$21	$21	$—	(a)
Mid Cap Equity Fund	1,468	979	40	2,487	1
Mid Cap Growth Fund	148	97	1,638	1,883	65
Mid Cap Value Fund	904	594	4,874	6,372	39
Value Advantage Fund	55	36	97	188	27

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Growth Advantage Fund	$194
Mid Cap Equity Fund	49
Mid Cap Growth Fund	135
Mid Cap Value Fund	295
Value Advantage Fund	251

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,664,969	$6,793,527
Mid Cap Equity Fund	1,513,567	1,141,472
Mid Cap Growth Fund	3,891,283	3,031,971
Mid Cap Value Fund	3,121,834	4,865,259
Value Advantage Fund	3,185,060	4,629,186

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$7,740,972	$7,362,987	$99,144	$7,263,843
Mid Cap Equity Fund	1,876,346	1,011,246	7,757	1,003,489
Mid Cap Growth Fund	6,140,513	3,274,487	83,331	3,191,156
Mid Cap Value Fund	9,973,135	7,225,530	51,070	7,174,460
Value Advantage Fund	7,162,655	3,980,011	14,402	3,965,609

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$173,658	$1,159,877	$1,333,535
Mid Cap Equity Fund	34,787	182,224	217,011
Mid Cap Growth Fund	98,717	670,719	769,436
Mid Cap Value Fund	166,699	903,443	1,070,142
Value Advantage Fund	156,787	134,979	291,766

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$835,282	$835,282
Mid Cap Equity Fund	18,575	205,540	224,115
Mid Cap Growth Fund	—	345,443	345,443
Mid Cap Value Fund	207,560	647,712	855,272
Value Advantage Fund	180,428	287,467	467,895

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$416,691	$1,517,775	$7,263,843
Mid Cap Equity Fund	34,680	143,942	1,003,489
Mid Cap Growth Fund	160,207	554,291	3,191,156
Mid Cap Value Fund	157,708	1,510,292	7,174,460
Value Advantage Fund	226,518	743,807	3,965,609

The cumulative timing differences primarily consist of investments in PFICs, wash sale loss deferrals, non-taxable dividends and late year ordinary loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 late year ordinary losses of:

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$19,685
Mid Cap Growth Fund	21,652

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	14.1%	1	23.8%
Mid Cap Equity Fund	—	—	2	66.5
Mid Cap Growth Fund	1	10.9	2	28.3
Mid Cap Value Fund	—	—	2	35.2
Value Advantage Fund	—	—	2	23.3

As of June 30, 2021, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	10.7%
Value Advantage Fund	26.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemption in-kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of $42,541 associated with the redemption in-kind.

9. Subsequent Event

Effective November 1, 2021, the contractual expense limitation for the following funds will decrease to the percentages shown in the table below, and will be in place until at least October 31, 2022.

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Growth Fund	1.14	1.64	0.89	1.45	1.20	0.95	n/a	0.70
Mid Cap Value Fund	1.14	1.64	0.89	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	1.30	1.05	0.80	0.65	0.55

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Value Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Value Advantage Fund and JPMorgan Mid Cap Growth Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

TRUSTEES

(Unaudited) (continued)

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,115.70	$5.93	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,112.80	8.54	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,117.10	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,114.30	7.29	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,115.90	5.98	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,117.10	4.62	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,117.70	3.83	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,118.50	3.31	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,146.50	$6.07	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,143.80	8.72	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,147.80	4.74	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,145.10	7.39	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,148.90	3.94	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,149.30	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,084.30	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,081.40	8.98	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,086.00	4.81	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,082.90	7.70	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,084.30	6.41	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,085.70	5.12	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,086.50	4.09	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,087.10	3.83	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund
Class A
Actual	$1,000.00	$1,214.60	$6.70	1.22%
Hypothetical	1,000.00	1,018.74	6.11	1.22
Class C
Actual	1,000.00	1,211.40	9.38	1.71
Hypothetical	1,000.00	1,016.31	8.55	1.71
Class I
Actual	1,000.00	1,216.00	5.27	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,217.60	4.12	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,213.20	8.07	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,214.90	6.65	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,216.40	5.28	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class R5
Actual	1,000.00	1,217.10	4.45	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	1,217.80	3.90	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,212.90	6.20	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,209.80	8.93	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,214.50	4.83	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	1,215.20	4.01	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R2
Actual	1,000.00	1,211.10	7.57	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R3
Actual	1,000.00	1,212.70	6.25	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,214.10	4.89	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,215.30	4.01	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,215.80	3.46	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	41.77%
JPMorgan Mid Cap Equity Fund	57.41
JPMorgan Mid Cap Growth Fund	23.86
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$1,318,561
JPMorgan Mid Cap Equity Fund	184,140
JPMorgan Mid Cap Growth Fund	670,719
JPMorgan Mid Cap Value Fund	903,443
JPMorgan Value Advantage Fund	134,979

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$75,026
JPMorgan Mid Cap Equity Fund	20,127
JPMorgan Mid Cap Growth Fund	24,984
JPMorgan Mid Cap Value Fund	166,699
JPMorgan Value Advantage Fund	156,787

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-MC-621

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2021

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.” — Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	52.93%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$1,133,504

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the energy sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in AMC Entertainment Holdings Inc., GameStop Corp. and in Plug Power Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Fund, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of GameStop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of Plug Power, a developer of hydrogen fuel cell systems, fell following a run-up in stock price in the first quarter of 2021.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Enphase Energy Inc. and its overweight positions in Twist Bioscience Corp. and Shockwave Medical Inc. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against the pandemic. Shares of Shockwave Medical, a medical devices manufacturer, rose after the company reported consecutive quarters of better-than-expected revenues.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Applied Industrial Technologies, Inc.	1.1%
2.	ITT, Inc.	1.0
3.	Matador Resources Co.	1.0
4.	Texas Roadhouse, Inc.	0.8
5.	PDC Energy, Inc.	0.7
6.	Brady Corp., Class A	0.7
7.	Watts Water Technologies, Inc., Class A	0.7
8.	Camden National Corp.	0.7
9.	Comfort Systems USA, Inc.	0.7
10.	Lakeland Bancorp, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	18.1%
Financials	15.8
Information Technology	13.1
Health Care	12.8
Consumer Discretionary	12.4
Real Estate	5.2
Materials	3.8
Consumer Staples	2.9
Energy	2.9
Communication Services	2.7
Utilities	2.0
Short-Term Investments	8.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		44.89%	21.64%	13.77%
Without Sales Charge		52.93	22.96	14.38
CLASS C SHARES	January 7, 1998
With CDSC**		51.22	22.35	13.93
Without CDSC		52.22	22.35	13.93
CLASS I SHARES	April 5, 1999	53.35	23.28	14.70
CLASS R6 SHARES	July 2, 2018	53.67	23.58	15.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	46.49%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$8,567,131

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its underweight position and security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in AMC Entertainment Holdings Inc. and its out-of-Benchmark positions in AptarGroup Inc. and Guidewire Software Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of AptarGroup, a maker of consumer products dispensers, underperformed after a run-up in the stock price in 2020. Shares of Guidewire Software, a technology provider to the insurance industry, fell after the company forecast lower sales for its fiscal third quarter.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Western Alliance Bancorp and Signature Bank Corp. and its overweight position in Welbilt Inc. Shares of both Western Alliance Bancorp and Signature Bank rose amid investor expectations that accelerating inflation may lead to rising interest rates in the U.S. Shares of Welbilt, a food service industry equipment maker, rose late in the period amid news reports that it was the target of competing takeover bids.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	AptarGroup, Inc.	1.9%
2.	Performance Food Group Co.	1.9
3.	WillScot Mobile Mini Holdings Corp.	1.8
4.	Toro Co. (The)	1.7
5.	EastGroup Properties, Inc.	1.6
6.	Lincoln Electric Holdings, Inc.	1.6
7.	BJ’s Wholesale Club Holdings, Inc.	1.6
8.	Encompass Health Corp.	1.6
9.	MSA Safety, Inc.	1.5
10.	Syneos Health, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	21.9%
Financials	17.6
Information Technology	12.7
Health Care	12.4
Consumer Discretionary	10.9
Real Estate	7.3
Consumer Staples	5.8
Materials	5.7
Utilities	2.0
Short-Term Investments	3.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		38.80%	13.45%	12.40%
Without Sales Charge		46.49	14.68	13.00
CLASS C SHARES	February 19, 2005
With CDSC**		44.78	14.12	12.55
Without CDSC		45.78	14.12	12.55
CLASS I SHARES	May 7, 1996	46.89	14.99	13.33
CLASS R2 SHARES	November 3, 2008	46.16	14.41	12.73
CLASS R3 SHARES	September 9, 2016	46.54	14.71	13.01
CLASS R4 SHARES	September 9, 2016	46.90	14.99	13.32
CLASS R5 SHARES	May 15, 2006	47.17	15.21	13.55
CLASS R6 SHARES	May 31, 2016	47.26	15.28	13.58

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	48.52%
Russell 2000 Growth Index	51.36%

Net Assets as of 6/30/2021 (In Thousands)	$6,843,185

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care sector and its security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Plug Power Inc., its out-of-Benchmark position in ADC Therapeutics SA and its overweight position in Array Technologies Inc. Shares of Plug Power, a developer of hydrogen fuel cell systems, rose after reporting amid increased industry adoption of fuel cell technology. Shares of ADC Therapeutics, a Swiss drug development company, fell following a rally in the share price at the company’s initial public offering in May 2020. Shares of Array Technologies, a solar energy equipment maker, fell after the company reported lower-than-expected earnings for the first quarter of 2021.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Enphase Energy Inc. and its overweight positions in Shockwave Medical Inc. and Twist Bioscience Corp. Shares of Enphase Energy, a provider of solar energy systems and services, rose amid better-than-expected earnings and investor expectations for increased U.S. spending on renewable energy. Shares of Shockwave Medical, a medical devices manufacturer, rose after the company reported consecutive quarters of better-than-expected revenues. Shares of Twist Bioscience, a developer of synthetic DNA manufacturing processes, rose amid investor expectations for increased demand for the company’s technology in the fight against the pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Shockwave Medical, Inc.	1.6%
2.	Saia, Inc.	1.4
3.	Itron, Inc.	1.4
4.	Performance Food Group Co.	1.4
5.	Halozyme Therapeutics, Inc.	1.3
6.	National Vision Holdings, Inc.	1.3
7.	MKS Instruments, Inc.	1.2
8.	Boyd Gaming Corp.	1.2
9.	Natera, Inc.	1.2
10.	ITT, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	26.9%
Information Technology	22.2
Industrials	17.0
Consumer Discretionary	12.8
Communication Services	3.7
Financials	3.4
Consumer Staples	3.1
Real Estate	1.0
Materials	0.5
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		40.70%	25.72%	15.79%
Without Sales Charge		48.52	27.07	16.41
CLASS C SHARES	November 4, 1997
With CDSC**		46.77	26.43	15.94
Without CDSC		47.77	26.43	15.94
CLASS I SHARES	March 26, 1996	48.88	27.38	16.71
CLASS L SHARES	February 19, 2005	49.07	27.58	16.88
CLASS R2 SHARES	November 3, 2008	48.11	26.74	16.12
CLASS R3 SHARES	July 31, 2017	48.55	27.07	16.40
CLASS R4 SHARES	July 31, 2017	48.89	27.38	16.71
CLASS R5 SHARES	September 9, 2016	49.08	27.58	16.88
CLASS R6 SHARES	November 30, 2010	49.25	27.70	16.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Sustainable Leaders Fund(1)

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	65.89%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$366,186

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the financials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Immunomedics Inc. and its overweight positions in MicroStrategy Inc. and Owens & Minor Inc. Shares of Immunomedics, a drug development company, rose ahead of its acquisition by Gilead Sciences Inc. for $21 billion. Shares of MicroStrategy, a software developer, rose amid investor expectations the company would benefit from its large holdings of Bitcoin. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2020 earnings forecast and after the company forecast earnings growth for 2022.

Leading individual detractors from relative performance included the Fund’s underweight positions in GameStop Corp. and AMC Entertainment Holdings Inc. and its overweight position in Argan Inc. Shares of Gamestop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of Argan, a power plant builder, fell after the company reported several quarters of lower-than-expected revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Deckers Outdoor Corp.	1.0%
2.	Arena Pharmaceuticals, Inc.	0.9
3.	Tenet Healthcare Corp.	0.9
4.	WESCO International, Inc.	0.9
5.	IDT Corp., Class B	0.8
6.	Amalgamated Financial Corp.	0.7
7.	Unifi, Inc.	0.7
8.	Darling Ingredients, Inc.	0.7
9.	AdaptHealth Corp.	0.7
10.	Super Micro Computer, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	18.5%
Industrials	14.5
Financials	14.1
Information Technology	11.0
Consumer Discretionary	9.4
Real Estate	5.0
Materials	4.4
Communication Services	3.8
Energy	3.3
Consumer Staples	2.8
Utilities	1.8
Short-Term Investments	11.4

(1)	On July 1, 2021, the Small Cap Core Fund was renamed, but its investment objective remained unchanged.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	May 31, 2016
With Sales Charge*		56.50%	14.14%	11.67%
Without Sales Charge		65.16	15.38	12.27
CLASS C SHARES	May 31, 2016
With CDSC**		63.35	14.80	11.99
Without CDSC		64.35	14.80	11.99
CLASS I SHARES	January 3, 2017	65.58	15.68	12.42
CLASS R2 SHARES	July 31, 2017	64.76	15.08	11.74
CLASS R3 SHARES	July 31, 2017	65.16	15.37	12.02
CLASS R4 SHARES	July 31, 2017	65.58	15.66	12.30
CLASS R5 SHARES	January 1, 1997	65.89	15.88	12.52
CLASS R6 SHARES	May 31, 2016	65.98	15.95	12.56

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	74.94%
Russell 2000 Value Index	73.28%

Net Assets as of 6/30/2021 (In Thousands)	$1,510,438

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Owens & Minor Inc. SunPower Corp. and Dillard’s Inc. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2021 earnings forecast and after the company forecast earnings growth for 2022. Shares of SunPower, a manufacturer of solar energy equipment, rose after the company reported first quarter 2021 earnings and revenue largely in line with investor expectations and amid consolidation in the solar energy sector. Shares of Dillard’s, an apparel, cosmetics and home furnishings retail chain, rose amid strong growth in consumer spending in 2021.

Leading individual detractors from relative performance included the Fund’s underweight positions in GameStop Corp., 3D Systems Corp. and AMC Entertainment Holdings Inc. Shares of GameStop, a consumer electronics retail chain, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run up in the stock price in response to large short positions in the stock. Shares of 3D Systems, a manufacturer of three-dimensional printers and related materials and software, fell late in the period after a run-up in the stock price. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Allscripts Healthcare Solutions, Inc.	1.1%
2.	Tri Pointe Homes, Inc.	1.0
3.	Arena Pharmaceuticals, Inc.	1.0
4.	CIT Group, Inc.	1.0
5.	EMCOR Group, Inc.	1.0
6.	AMC Entertainment Holdings, Inc., Class A	1.0
7.	BellRing Brands, Inc., Class A	0.9
8.	Darling Ingredients, Inc.	0.9
9.	ManTech International Corp., Class A	0.8
10.	Ovintiv, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	22.6%
Industrials	15.3
Health Care	9.9
Real Estate	9.3
Information Technology	6.5
Consumer Discretionary	6.3
Energy	5.2
Materials	4.7
Communication Services	4.3
Utilities	3.5
Consumer Staples	3.0
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	January 27, 1995
With Sales Charge*		65.36%	10.49%	9.64%
Without Sales Charge		74.48	11.69	10.23
CLASS C SHARES	March 22, 1999
With CDSC**		72.59	11.11	9.72
Without CDSC		73.59	11.11	9.72
CLASS I SHARES	January 27, 1995	74.94	11.98	10.51
CLASS R2 SHARES	November 3, 2008	74.05	11.41	9.95
CLASS R3 SHARES	September 9, 2016	74.49	11.69	10.22
CLASS R4 SHARES	September 9, 2016	74.92	11.96	10.50
CLASS R5 SHARES	May 15, 2006	75.16	12.12	10.63
CLASS R6 SHARES	February 22, 2005	75.36	12.25	10.74

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan SMID Cap Equity Fund(1)

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.95%
Russell 2500 Index	57.79%
Russell Midcap Index	49.80%

Net Assets as of 6/30/21 (In Thousands)	$419,776

INVESTMENT OBJECTIVE**

The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

INVESTMENT PROCESS

The Fund implemented a new investment process effective November 1, 2020, and no longer uses an investment process based on behavioral finance principals. The new process employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks — similar to those in the Russell 2500 Index — and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2500 Index (the “Benchmark”) and the Russell Midcap Index for the twelve months ended June 30, 2021. As a result of the change in investment strategy and process, the turnover of securities held in the Fund during the period was high compared with previous reporting periods, on an annualized basis, but did not have a significant impact on performance.

Relative to the Benchmark, the Fund’s security selection in the industrials sector and the consumer discretionary sectors was a leading detractor from performance, while the Fund’s security selection in the financials and utilities sectors was a leading contributor to performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Bright Horizons Family Solutions Inc., Kinsale Capital Group Inc. and IAA Inc. Shares of Bright Horizons Family Solutions, a provider of childcare and dependent care services, fell amid investor expectations that revenue will decline with the reopening of public schools in the U.S. Shares of Kinsale Capital Group, a property and casualty insurer, fell after the company reported lower-than-expected earnings for the third quarter of 2020. Shares of IAA, a salvage auto auctioneer, fell late in the period following a run-up in the share price that was driven by a boom in auto sales in 2020 and early 2021.

Leading individual contributors to performance relative to the Benchmark included the Fund’s out-of-Benchmark position in Unity Software Inc. and its overweight positions in Signature Bank Corp. and Western Alliance Bancorp. Shares of Unity Software, a provider of software for video content development, rose after the company reported better-than-expected earnings and revenue following the company’s initial public offering in September 2020. Shares of Signature Bank and Western Alliance Bancorp, rose amid investor expectations that rising inflation may lead to an increase in interest rates in the U.S.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and information technology sectors and the smallest allocations were to the energy and communications services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Toro Co. (The)	2.0%
2.	Pool Corp.	1.8
3.	Waste Connections, Inc.	1.8
4.	Molina Healthcare, Inc.	1.7
5.	Generac Holdings, Inc.	1.7
6.	Lincoln Electric Holdings, Inc.	1.6
7.	AptarGroup, Inc.	1.5
8.	LKQ Corp.	1.5
9.	LPL Financial Holdings, Inc.	1.5
10.	WEX, Inc.	1.5

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	24.4%
Financials	18.0
Information Technology	16.2
Health Care	11.5
Consumer Discretionary	10.3
Real Estate	7.2
Consumer Staples	5.8
Materials	4.1
Utilities	1.1
Short-Term Investments	1.4

(1)	On November 1, 2020, the Intrepid Mid Cap Fund was renamed, its investment strategy, investment process and portfolio management team were changed and its benchmark equity index was changed to the Russell 2500 Index from the Russell Midcap Index.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		34.15%	10.31%	10.24%
Without Sales Charge		41.59	11.51	10.83
CLASS C SHARES	March 22, 1999
With CDSC**		39.87	10.93	10.30
Without CDSC		40.87	10.93	10.30
CLASS I SHARES	June 1, 1991	41.95	11.79	11.11
CLASS R3 SHARES	September 9, 2016	41.57	11.50	10.83
CLASS R4 SHARES	September 9, 2016	41.87	11.78	11.10
CLASS R6 SHARES	November 2, 2015	42.29	12.06	11.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund, the Russell Midcap Index and the Russell 2500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index and the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap

Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future. Also on November 1, 2020, the Fund’s Benchmark changed from Russell Midcap Index to Russell 2500 Index because the adviser believes that the Russell 2500 Index is a more appropriate comparison in light of the Fund’s new name and investment strategies.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	63.85%
Russell 2000 Index	62.03%

Net Assets as of 6/30/2021 (In Thousands)	$1,141,912

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and industrials sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Seres Therapeutics Inc., Owens & Minor Inc. and SunPower Corp. Shares of Seres Therapeutics, a drug development company, rose as the company advanced toward commercialization of its treatment for Clostridium difficile infection. Shares of Owens & Minor, a surgical products manufacturer, rose after the company raised its 2020 earnings forecast and after the company forecast earnings growth for 2022. Shares of SunPower, a manufacturer of solar energy equipment, rose after the company reported first quarter 2021 earnings and revenue largely in line with investor expectations and amid consolidation in the solar energy sector.

Leading individual detractors from relative performance included the Fund’s underweight position in GameStop Corp. and its overweight positions in Lakelands Industries Inc. and Tri Pointe Homes Inc. Shares of GameStop, a consumer electronics retail chain not held in the Fund, rebounded sharply in early 2021 when users of an Internet forum largely orchestrated a run-up in the stock price in response to large short positions in the stock. Shares of Lakeland Industries, a maker of safety garments and accessories, fell after the company reported lower sales for the first quarter of 2021 as mass vaccinations led to declining demand for personal protective equipment. Shares of Tri Pointe Homes, a home builder, fell after the company forecast lower selling prices and reported lower-than-expected revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	NuVasive, Inc.	1.2%
2.	Herc Holdings, Inc.	1.2
3.	ManTech International Corp., Class A	1.2
4.	Tri Pointe Homes, Inc.	1.2
5.	Allscripts Healthcare Solutions, Inc.	1.0
6.	Cardiovascular Systems, Inc.	0.9
7.	MasTec, Inc.	0.9
8.	BellRing Brands, Inc., Class A	0.8
9.	SMART Global Holdings, Inc.	0.8
10.	Darling Ingredients, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	18.9%
Industrials	16.1
Financials	13.7
Information Technology	12.0
Consumer Discretionary	8.7
Real Estate	5.3
Materials	4.1
Consumer Staples	3.3
Communication Services	3.0
Energy	2.9
Utilities	1.7
Short-Term Investments	10.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		54.64%	12.74%	11.15%
Without Sales Charge		63.19	13.97	11.75
CLASS C SHARES	November 1, 2007
With CDSC**		61.34	13.39	11.30
Without CDSC		62.34	13.39	11.30
CLASS I SHARES	September 10, 2001	63.52	14.26	12.03
CLASS L SHARES	November 4, 1993	63.85	14.44	12.22
CLASS R2 SHARES	November 1, 2011	62.71	13.68	11.49
CLASS R3 SHARES	September 9, 2016	63.20	13.98	11.75
CLASS R4 SHARES	September 9, 2016	63.52	14.25	12.02
CLASS R5 SHARES	September 9, 2016	63.83	14.43	12.21
CLASS R6 SHARES	November 1, 2011	63.87	14.55	12.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from

June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.1%

Aerospace & Defense — 0.4%

Curtiss-Wright Corp.	20	2,375

Hexcel Corp. *	37	2,303

		4,678

Airlines — 0.4%

Allegiant Travel Co. *	10	1,940

Frontier Group Holdings, Inc. *	127	2,168

		4,108

Auto Components — 0.9%

Fox Factory Holding Corp. *	30	4,742

LCI Industries	17	2,268

Patrick Industries, Inc. (a)	43	3,171

		10,181

Automobiles — 0.3%

Winnebago Industries, Inc.	58	3,927

Banks — 9.5%

BancFirst Corp.	80	4,993

Camden National Corp.	170	8,101

City Holding Co. (a)	62	4,693

Columbia Banking System, Inc.	130	4,998

Community Trust Bancorp, Inc.	156	6,292

Cullen/Frost Bankers, Inc.	33	3,749

First Busey Corp.	305	7,521

First Commonwealth Financial Corp.	486	6,844

First Financial Bancorp	152	3,587

First Financial Bankshares, Inc. (a)	92	4,543

First Hawaiian, Inc.	136	3,860

First Merchants Corp.	161	6,726

Heritage Commerce Corp.	568	6,320

Independent Bank Corp.	281	6,090

Independent Bank Corp.	90	6,795

Lakeland Bancorp, Inc.	446	7,791

Pinnacle Financial Partners, Inc.	24	2,129

Simmons First National Corp., Class A	248	7,268

Trustmark Corp.	140	4,324

		106,624

Beverages — 0.3%

Primo Water Corp. (a)	229	3,829

Biotechnology — 6.8%

ACADIA Pharmaceuticals, Inc. *	87	2,131

ADC Therapeutics SA (Switzerland) * (a)	88	2,151

Alector, Inc. *	77	1,604

Allogene Therapeutics, Inc. * (a)	37	959

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Amicus Therapeutics, Inc. *	274	2,645

Arrowhead Pharmaceuticals, Inc. *	62	5,113

Atara Biotherapeutics, Inc. *	157	2,434

Avrobio, Inc. *	108	961

Biohaven Pharmaceutical Holding Co. Ltd. *	49	4,742

Blueprint Medicines Corp. *	42	3,738

Bridgebio Pharma, Inc. * (a)	53	3,212

Coherus Biosciences, Inc. * (a)	148	2,051

Fate Therapeutics, Inc. *	35	3,000

FibroGen, Inc. * (a)	60	1,588

G1 Therapeutics, Inc. * (a)	73	1,592

Generation Bio Co. * (a)	31	840

Halozyme Therapeutics, Inc. *	144	6,561

Heron Therapeutics, Inc. * (a)	169	2,629

Intercept Pharmaceuticals, Inc. * (a)	28	565

Kronos Bio, Inc. * (a)	55	1,321

Natera, Inc. *	53	6,057

Orchard Therapeutics plc, ADR (United Kingdom) * (a)	102	450

PMV Pharmaceuticals, Inc. * (a)	41	1,405

REGENXBIO, Inc. *	67	2,617

Relay Therapeutics, Inc. *	55	2,023

REVOLUTION Medicines, Inc. *	47	1,495

Rubius Therapeutics, Inc. * (a)	74	1,813

Sage Therapeutics, Inc. *	24	1,368

Sana Biotechnology, Inc. * (a)	49	967

Twist Bioscience Corp. * (a)	42	5,563

Verve Therapeutics, Inc. *	37	2,218

		75,813

Building Products — 3.1%

Advanced Drainage Systems, Inc.	48	5,569

AZEK Co., Inc. (The) * (a)	127	5,407

CSW Industrials, Inc.	46	5,423

Gibraltar Industries, Inc. *	53	4,039

Simpson Manufacturing Co., Inc.	58	6,375

Trex Co., Inc. *	22	2,270

UFP Industries, Inc.	88	6,540

		35,623

Capital Markets — 2.1%

Artisan Partners Asset Management, Inc., Class A (a)	85	4,320

Evercore, Inc., Class A	38	5,365

Focus Financial Partners, Inc., Class A *	76	3,667

LPL Financial Holdings, Inc.	53	7,132

Virtus Investment Partners, Inc.	14	3,851

		24,335

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Chemicals — 3.4%

Chase Corp.	30	3,089

Diversey Holdings Ltd. *	253	4,529

Hawkins, Inc.	182	5,955

HB Fuller Co.	85	5,407

Innospec, Inc.	61	5,502

Stepan Co.	43	5,232

Valvoline, Inc.	217	7,057

Zymergen, Inc. * (a)	56	2,239

		39,010

Commercial Services & Supplies — 2.1%

ACV Auctions, Inc., Class A *	33	847

Brady Corp., Class A	154	8,643

Cimpress plc (Ireland) * (a)	20	2,168

Deluxe Corp.	82	3,929

Kimball International, Inc., Class B	225	2,965

MSA Safety, Inc.	29	4,765

		23,317

Communications Equipment — 0.5%

Ciena Corp. *	46	2,627

Viavi Solutions, Inc. *	178	3,146

		5,773

Construction & Engineering — 0.7%

Comfort Systems USA, Inc.	101	7,937

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	15	2,168

WW International, Inc. *	116	4,207

		6,375

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A *	33	4,580

Iridium Communications, Inc. *	166	6,645

		11,225

Electric Utilities — 0.2%

Portland General Electric Co.	58	2,653

Electrical Equipment — 1.0%

Array Technologies, Inc. *	150	2,339

Bloom Energy Corp., Class A * (a)	106	2,850

Shoals Technologies Group, Inc., Class A *	73	2,597

Vertiv Holdings Co.	136	3,713

		11,499

Electronic Equipment, Instruments & Components — 3.3%

CTS Corp.	144	5,340

Fabrinet (Thailand) *	36	3,413

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

II-VI, Inc. * (a)	79	5,763

Insight Enterprises, Inc. *	67	6,695

Itron, Inc. *	68	6,756

Littelfuse, Inc.	20	4,997

Plexus Corp. *	43	3,974

		36,938

Equity Real Estate Investment Trusts (REITs) — 5.4%

American Campus Communities, Inc.	99	4,620

American Homes 4 Rent, Class A	182	7,074

Brixmor Property Group, Inc.	251	5,756

CubeSmart	53	2,476

Equity Commonwealth	152	3,986

Highwoods Properties, Inc.	82	3,726

JBG SMITH Properties	103	3,261

Rayonier, Inc.	149	5,352

Rexford Industrial Realty, Inc.	110	6,292

RLJ Lodging Trust (a)	254	3,870

Sunstone Hotel Investors, Inc. *	469	5,822

Terreno Realty Corp.	102	6,577

Washington	120	2,752

		61,564

Food & Staples Retailing — 0.8%

Grocery Outlet Holding Corp. * (a)	83	2,873

Performance Food Group Co. *	138	6,713

		9,586

Food Products — 1.5%

Flowers Foods, Inc.	187	4,529

Freshpet, Inc. *	36	5,847

J&J Snack Foods Corp. (a)	36	6,342

		16,718

Gas Utilities — 1.2%

Chesapeake Utilities Corp. (a)	34	4,057

ONE Gas, Inc.	67	4,954

Southwest Gas Holdings, Inc. (a)	62	4,095

		13,106

Health Care Equipment & Supplies — 3.0%

CONMED Corp.	28	3,826

Figs, Inc., Class A *	52	2,599

iRhythm Technologies, Inc. *	36	2,361

Nevro Corp. *	31	5,108

NuVasive, Inc. *	74	4,984

Outset Medical, Inc. * (a)	64	3,213

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Shockwave Medical, Inc. *	41	7,768

Utah Medical Products, Inc. (a)	52	4,386

		34,245

Health Care Providers & Services — 2.3%

Acadia Healthcare Co., Inc. *	63	3,964

Accolade, Inc. * (a)	52	2,826

Amedisys, Inc. *	17	4,267

Encompass Health Corp.	65	5,055

Ensign Group, Inc. (The) (a)	53	4,585

ModivCare, Inc. *	31	5,326

		26,023

Health Care Technology — 0.3%

Evolent Health, Inc., Class A *	137	2,890

Hotels, Restaurants & Leisure — 3.1%

Boyd Gaming Corp. *	99	6,083

Cracker Barrel Old Country Store, Inc. (a)	31	4,631

El Pollo Loco Holdings, Inc. * (a)	170	3,103

Everi Holdings, Inc. *	272	6,777

Planet Fitness, Inc., Class A *	51	3,828

Six Flags Entertainment Corp. *	40	1,732

Texas Roadhouse, Inc.	94	9,071

		35,225

Household Durables — 2.3%

Helen of Troy Ltd. * (a)	25	5,701

Hooker Furniture Corp.	114	3,963

La-Z-Boy, Inc.	82	3,048

M/I Homes, Inc. *	60	3,523

MDC Holdings, Inc.	65	3,282

Sonos, Inc. *	100	3,538

Tri Pointe Homes, Inc. *	133	2,843

		25,898

Industrial Conglomerates — 0.4%

Carlisle Cos., Inc.	22	4,219

Insurance — 1.8%

James River Group Holdings Ltd.	39	1,478

Lemonade, Inc. * (a)	10	1,100

Old Republic International Corp.	60	1,495

Safety Insurance Group, Inc.	70	5,480

Selective Insurance Group, Inc.	87	7,059

SiriusPoint Ltd. (Bermuda) *	170	1,712

Universal Insurance Holdings, Inc. (a)	129	1,794

		20,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%

Bumble, Inc., Class A * (a)	48	2,767

Eventbrite, Inc., Class A * (a)	126	2,397

MediaAlpha, Inc., Class A * (a)	51	2,150

		7,314

Internet & Direct Marketing Retail — 0.3%

RealReal, Inc. (The) * (a)	152	3,002

IT Services — 1.3%

DigitalOcean Holdings, Inc. *	50	2,787

Globant SA *	22	4,828

I3 Verticals, Inc., Class A * (a)	78	2,350

LiveRamp Holdings, Inc. *	48	2,271

Repay Holdings Corp. *	127	3,045

		15,281

Leisure Products — 0.9%

Hayward Holdings, Inc. * (a)	275	7,144

Johnson Outdoors, Inc., Class A (a)	24	2,861

		10,005

Life Sciences Tools & Services — 0.4%

Berkeley Lights, Inc. *	40	1,793

Personalis, Inc. *	89	2,240

Seer, Inc. * (a)	32	1,039

		5,072

Machinery — 6.1%

Alamo Group, Inc.	36	5,498

Altra Industrial Motion Corp.	40	2,601

Blue Bird Corp. *	106	2,637

Graco, Inc.	48	3,649

Hillenbrand, Inc.	150	6,612

ITT, Inc.	127	11,632

John Bean Technologies Corp.	41	5,818

Kadant, Inc.	34	5,999

Lincoln Electric Holdings, Inc.	40	5,250

Mueller Industries, Inc.	120	5,195

Rexnord Corp. (a)	94	4,682

Watts Water Technologies, Inc., Class A	56	8,174

Xometry, Inc., Class A *	16	1,393

		69,140

Media — 1.2%

Cardlytics, Inc. * (a)	29	3,631

Gray Television, Inc.	332	7,759

New York Times Co. (The), Class A	62	2,695

		14,085

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.6%

Alcoa Corp. *	94	3,452

Warrior Met Coal, Inc.	190	3,274

		6,726

Mortgage Real Estate Investment Trusts (REITs) — 0.6%

Ares Commercial Real Estate Corp.	250	3,673

Ladder Capital Corp.	312	3,602

		7,275

Multi-Utilities — 0.3%

Unitil Corp.	69	3,631

Oil, Gas & Consumable Fuels — 3.0%

CNX Resources Corp. *	292	3,990

Delek US Holdings, Inc.	117	2,520

EQT Corp. *	214	4,758

Equitrans Midstream Corp.	280	2,380

Matador Resources Co.	320	11,525

PDC Energy, Inc.	194	8,904

		34,077

Personal Products — 0.4%

Inter Parfums, Inc.	68	4,865

Pharmaceuticals — 0.7%

Arvinas, Inc. *	52	4,037

Revance Therapeutics, Inc. * (a)	131	3,879

		7,916

Professional Services — 0.9%

ASGN, Inc. * (a)	28	2,689

CBIZ, Inc. *	99	3,260

ManTech International Corp., Class A	46	4,011

		9,960

Road & Rail — 0.9%

Marten Transport Ltd.	229	3,784

Saia, Inc. *	33	6,957

		10,741

Semiconductors & Semiconductor Equipment — 3.6%

Cree, Inc. * (a)	46	4,531

Entegris, Inc.	34	4,148

MaxLinear, Inc. *	156	6,621

MKS Instruments, Inc.	35	6,162

Onto Innovation, Inc. *	57	4,175

Rambus, Inc. *	298	7,067

Semtech Corp. *	52	3,595

SolarEdge Technologies, Inc. * (a)	16	4,475

		40,774

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 5.0%

Anaplan, Inc. *	73	3,917

Blackline, Inc. *	43	4,773

CyberArk Software Ltd. *	20	2,623

Digital Turbine, Inc. *	43	3,307

Duck Creek Technologies, Inc. *	88	3,832

Elastic NV *	33	4,848

Envestnet, Inc. *	65	4,962

Everbridge, Inc. *	36	4,875

JFrog Ltd. (Israel) * (a)	69	3,135

Medallia, Inc. *	74	2,490

Q2 Holdings, Inc. *	35	3,560

Smartsheet, Inc., Class A *	66	4,746

Upland Software, Inc. * (a)	151	6,200

Vertex, Inc., Class A * (a)	109	2,384

Viant Technology, Inc., Class A *	41	1,213

		56,865

Specialty Retail — 3.0%

Floor & Decor Holdings, Inc., Class A *	36	3,845

Group 1 Automotive, Inc. (a)	33	5,096

Leslie’s, Inc. *	51	1,397

Lithia Motors, Inc., Class A	15	5,030

National Vision Holdings, Inc. *	125	6,378

Petco Health & Wellness Co., Inc. * (a)	114	2,565

Sleep Number Corp. *	32	3,494

Urban Outfitters, Inc. * (a)	140	5,783

		33,588

Textiles, Apparel & Luxury Goods — 1.7%

Kontoor Brands, Inc.	132	7,420

Movado Group, Inc.	8	252

Oxford Industries, Inc.	57	5,649

Steven Madden Ltd.	135	5,922

		19,243

Thrifts & Mortgage Finance — 2.6%

Flagstar Bancorp, Inc.	83	3,514

PennyMac Financial Services, Inc. (a)	95	5,863

Premier Financial Corp.	240	6,818

Radian Group, Inc.	279	6,208

WSFS Financial Corp.	145	6,777

		29,180

Trading Companies & Distributors — 2.9%

Applied Industrial Technologies, Inc. (a)	140	12,707

Beacon Roofing Supply, Inc. *	50	2,663

Global Industrial Co.	50	1,836

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — continued

GMS, Inc. *	102	4,918

McGrath RentCorp	60	4,913

Rush Enterprises, Inc., Class A	72	3,097

SiteOne Landscape Supply, Inc. *	19	3,211

		33,345

Water Utilities — 0.4%

American States Water Co.	39	3,076

Middlesex Water Co.	14	1,172

		4,248

Total Common Stocks (Cost $815,613)		1,089,770

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	51	—	(c)

	SHARES (000)
Short-Term Investments — 8.7%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $36,634)	36,619	36,638

Investment of Cash Collateral from Securities Loaned — 5.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	55,003	55,003

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	7,059	7,059

Total Investment of Cash Collateral from Securities Loaned (Cost $62,066)		62,062

Total Short-Term Investments (Cost $98,700)		98,700

Total Investments — 104.8% (Cost $914,313)		1,188,470
Liabilities in Excess of Other Assets — (4.8)%		(54,966)

NET ASSETS — 100.0%		1,133,504

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $60,304.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Airlines — 0.6%

Alaska Air Group, Inc. *	901	54,330

Auto Components — 1.3%

LCI Industries	831	109,259

Automobiles — 0.8%

Thor Industries, Inc.	584	65,969

Banks — 9.4%

BankUnited, Inc.	2,104	89,827

Commerce Bancshares, Inc. (a)	968	72,179

Cullen/Frost Bankers, Inc. (a)	639	71,618

First Financial Bancorp (a)	2,762	65,256

First Hawaiian, Inc. (a)	3,173	89,925

First Horizon Corp.	6,776	117,082

Signature Bank	347	85,272

Western Alliance Bancorp	1,232	114,385

Wintrust Financial Corp.	1,258	95,125

		800,669

Beverages — 1.1%

Primo Water Corp.	5,440	91,012

Capital Markets — 5.5%

AssetMark Financial Holdings, Inc. *	1,465	36,723

Focus Financial Partners, Inc., Class A *	1,911	92,672

Lazard Ltd., Class A	2,205	99,790

Moelis & Co., Class A	1,528	86,925

Morningstar, Inc.	371	95,515

StepStone Group, Inc., Class A	1,735	59,676

		471,301

Chemicals — 3.3%

Diversey Holdings Ltd. *	1,088	19,477

GCP Applied Technologies, Inc. *	2,321	53,984

PQ Group Holdings, Inc.	2,927	44,953

Quaker Chemical Corp. (a)	426	100,943

Valvoline, Inc.	1,947	63,214

		282,571

Commercial Services & Supplies — 7.3%

Brady Corp., Class A	1,494	83,709

Casella Waste Systems, Inc., Class A *	1,460	92,633

Driven Brands Holdings, Inc. *	2,175	67,251

IAA, Inc. * (a)	2,013	109,765

MSA Safety, Inc.	802	132,745

Ritchie Bros Auctioneers, Inc. (Canada)	21	1,237

Stericycle, Inc. *	1,176	84,127

UniFirst Corp.	231	54,195

		625,662

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.9%

WillScot Mobile Mini Holdings Corp. *	5,697	158,765

Containers & Packaging — 2.5%

AptarGroup, Inc.	1,192	167,873

Pactiv Evergreen, Inc. (a)	2,981	44,930

		212,803

Diversified Consumer Services — 1.1%

Bright Horizons Family Solutions, Inc. *	651	95,798

Electric Utilities — 0.9%

Portland General Electric Co.	1,751	80,675

Electronic Equipment, Instruments & Components — 2.6%

Badger Meter, Inc.	610	59,869

nLight, Inc. * (a)	2,106	76,404

Novanta, Inc. *	631	84,976

		221,249

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Campus Communities, Inc.	1,543	72,111

CubeSmart	2,581	119,547

EastGroup Properties, Inc.	844	138,855

National Retail Properties, Inc. (a)	2,200	103,134

Outfront Media, Inc. *	3,628	87,179

Ryman Hospitality Properties, Inc. * (a)	574	45,337

		566,163

Food & Staples Retailing — 4.5%

BJ’s Wholesale Club Holdings, Inc. * (a)	2,856	135,871

Casey’s General Stores, Inc.	429	83,537

Performance Food Group Co. *	3,399	164,795

		384,203

Food Products — 0.3%

Utz Brands, Inc. (a)	1,156	25,193

Health Care Equipment & Supplies — 3.0%

Envista Holdings Corp. *	1,927	83,275

ICU Medical, Inc. *	538	110,732

Ortho Clinical Diagnostics Holdings plc *	2,981	63,817

		257,824

Health Care Providers & Services — 7.2%

Agiliti, Inc. * (a)	2,993	65,466

Chemed Corp.	195	92,306

Covetrus, Inc. *	2,981	80,492

Encompass Health Corp.	1,739	135,723

HealthEquity, Inc. *	1,210	97,352

Premier, Inc., Class A (a)	1,738	60,456

Progyny, Inc. * (a)	1,465	86,461

		618,256

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.8%

Certara, Inc. * (a)	1,794	50,822

Doximity, Inc., Class A *	266	15,471

		66,293

Hotels, Restaurants & Leisure — 2.4%

Monarch Casino & Resort, Inc. *	509	33,713

Planet Fitness, Inc., Class A *	1,126	84,748

Wendy’s Co. (The)	3,754	87,908

		206,369

Insurance — 3.0%

Kinsale Capital Group, Inc.	697	114,802

RLI Corp. (a)	1,018	106,502

Selectquote, Inc. *	2,000	38,514

		259,818

IT Services — 1.4%

WEX, Inc. * (a)	611	118,484

Leisure Products — 3.5%

Acushnet Holdings Corp.	1,600	79,057

Brunswick Corp.	1,316	131,110

Hayward Holdings, Inc. * (a)	3,349	87,142

		297,309

Life Sciences Tools & Services — 1.5%

Syneos Health, Inc. *	1,468	131,408

Machinery — 9.1%

Altra Industrial Motion Corp.	1,349	87,724

Douglas Dynamics, Inc. (a)	996	40,522

Gates Industrial Corp. plc *	3,042	54,974

Lincoln Electric Holdings, Inc.	1,032	135,989

RBC Bearings, Inc. *	653	130,163

Toro Co. (The)	1,328	145,933

Welbilt, Inc. *	2,292	53,067

Woodward, Inc. (a)	822	100,975

Xometry, Inc., Class A *	298	26,075

		775,422

Multi-Utilities — 1.0%

NorthWestern Corp.	1,490	89,737

Professional Services — 0.3%

First Advantage Corp. *	1,407	28,023

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc * (a)	4,129	72,134

Road & Rail — 2.0%

Knight-Swift Transportation Holdings, Inc. (a)	2,071	94,133

Landstar System, Inc.	491	77,652

		171,785

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.3%

Allegro MicroSystems, Inc. (Japan) *	2,231	61,803

CMC Materials, Inc.	636	95,847

Power Integrations, Inc. (a)	1,493	122,522

		280,172

Software — 5.6%

Aspen Technology, Inc. * (a)	658	90,518

Duck Creek Technologies, Inc. *	853	37,123

Envestnet, Inc. * (a)	1,130	85,732

Guidewire Software, Inc. * (a)	720	81,145

Medallia, Inc. *	1,177	39,712

nCino, Inc. * (a)	552	33,084

Q2 Holdings, Inc. *	1,135	116,459

		483,773

Specialty Retail — 1.2%

Leslie’s, Inc. * (a)	1,877	51,598

National Vision Holdings, Inc. * (a)	943	48,193

		99,791

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc. (a)	751	77,479

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	960	87,399

Total Common Stocks (Cost $5,192,296)		8,367,098

Short-Term Investments — 3.7%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $205,976)	205,911	206,013

Investment of Cash Collateral from Securities Loaned — 1.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	102,028	102,028

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	11,448	11,448

Total Investment of Cash Collateral from Securities Loaned (Cost $113,481)		113,476

Total Short-Term Investments (Cost $319,457)		319,489

Total Investments — 101.4% (Cost $5,511,753)		8,686,587
Liabilities in Excess of Other Assets — (1.4)%		(119,456)

NET ASSETS — 100.0%		8,567,131

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $110,670.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 0.5%

Hexcel Corp. *	538	33,562

Airlines — 0.5%

Frontier Group Holdings, Inc. * (a)	2,089	35,594

Auto Components — 1.0%

Fox Factory Holding Corp. *	457	71,142

Automobiles — 0.9%

Winnebago Industries, Inc. (a)	867	58,908

Banks — 1.5%

First Financial Bankshares, Inc.	1,387	68,157

Pinnacle Financial Partners, Inc.	361	31,909

		100,066

Biotechnology — 16.7%

ACADIA Pharmaceuticals, Inc. *	1,302	31,759

ADC Therapeutics SA (Switzerland) * (a)	1,324	32,242

Alector, Inc. *	1,153	24,014

Allogene Therapeutics, Inc. * (a)	549	14,331

Amicus Therapeutics, Inc. *	4,114	39,659

Arrowhead Pharmaceuticals, Inc. *	926	76,729

Atara Biotherapeutics, Inc. *	2,346	36,480

Avrobio, Inc. *	1,635	14,532

Biohaven Pharmaceutical Holding Co. Ltd. *	733	71,156

Blueprint Medicines Corp. * (a)	637	56,069

Bridgebio Pharma, Inc. * (a)	790	48,181

Coherus Biosciences, Inc. * (a)	2,223	30,740

Fate Therapeutics, Inc. *	518	44,980

FibroGen, Inc. * (a)	893	23,784

G1 Therapeutics, Inc. * (a)	1,086	23,830

Generation Bio Co. * (a)	466	12,534

Halozyme Therapeutics, Inc. *	2,168	98,470

Heron Therapeutics, Inc. * (a)	2,540	39,416

Intercept Pharmaceuticals, Inc. * (a)	421	8,407

Kronos Bio, Inc. * (a)	825	19,765

Natera, Inc. *	795	90,252

Orchard Therapeutics plc, ADR (United Kingdom) * (a)	1,522	6,681

PMV Pharmaceuticals, Inc. * (a)	616	21,029

REGENXBIO, Inc. *	1,010	39,238

Relay Therapeutics, Inc. * (a)	828	30,304

REVOLUTION Medicines, Inc. * (a)	705	22,379

Rubius Therapeutics, Inc. * (a)	1,113	27,164

Sage Therapeutics, Inc. *	360	20,471

Sana Biotechnology, Inc. * (a)	735	14,444

Twist Bioscience Corp. * (a)	627	83,482

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Verve Therapeutics, Inc. *	551	33,190

		1,135,712

Building Products — 3.9%

Advanced Drainage Systems, Inc.	712	82,984

AZEK Co., Inc. (The) *	1,911	81,148

Simpson Manufacturing Co., Inc.	596	65,823

Trex Co., Inc. * (a)	333	34,018

		263,973

Capital Markets — 2.0%

Evercore, Inc., Class A	572	80,514

Focus Financial Partners, Inc., Class A *	1,164	56,459

		136,973

Chemicals — 0.5%

Zymergen, Inc. * (a)	839	33,565

Commercial Services & Supplies — 1.2%

ACV Auctions, Inc., Class A *	544	13,938

MSA Safety, Inc. (a)	432	71,494

		85,432

Communications Equipment — 0.6%

Ciena Corp. *	692	39,388

Diversified Consumer Services — 0.5%

Bright Horizons Family Solutions, Inc. *	221	32,489

Diversified Telecommunication Services — 1.0%

Bandwidth, Inc., Class A * (a)	498	68,711

Electrical Equipment — 2.5%

Array Technologies, Inc. *	2,303	35,921

Bloom Energy Corp., Class A * (a)	1,590	42,724

Shoals Technologies Group, Inc., Class A *	1,096	38,921

Vertiv Holdings Co.	2,040	55,695

		173,261

Electronic Equipment, Instruments & Components — 3.8%

II-VI, Inc. * (a)	1,191	86,481

Itron, Inc. * (a)	1,014	101,416

Littelfuse, Inc.	294	74,983

		262,880

Equity Real Estate Investment Trusts (REITs) — 1.1%

CubeSmart	801	37,123

Terreno Realty Corp.	595	38,401

		75,524

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 2.1%

Grocery Outlet Holding Corp. * (a)	1,243	43,077

Performance Food Group Co. *	2,078	100,764

		143,841

Food Products — 1.3%

Freshpet, Inc. * (a)	543	88,538

Health Care Equipment & Supplies — 6.5%

CONMED Corp. (a)	418	57,399

Figs, Inc., Class A * (a)	777	38,947

iRhythm Technologies, Inc. *	533	35,376

Nevro Corp. * (a)	462	76,657

NuVasive, Inc. *	1,103	74,795

Outset Medical, Inc. * (a)	964	48,188

Shockwave Medical, Inc. * (a)	615	116,613

		447,975

Health Care Providers & Services — 2.4%

Acadia Healthcare Co., Inc. * (a)	948	59,466

Accolade, Inc. * (a)	780	42,376

Amedisys, Inc. *	261	64,014

		165,856

Health Care Technology — 0.6%

Evolent Health, Inc., Class A *	2,051	43,325

Hotels, Restaurants & Leisure — 3.9%

Boyd Gaming Corp. *	1,485	91,299

Planet Fitness, Inc., Class A * (a)	763	57,433

Six Flags Entertainment Corp. *	599	25,934

Texas Roadhouse, Inc. (a)	929	89,342

		264,008

Household Durables — 2.6%

Helen of Troy Ltd. * (a)	375	85,575

Sonos, Inc. *	1,506	53,063

Tri Pointe Homes, Inc. *	1,989	42,626

		181,264

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	331	63,295

Insurance — 0.2%

Lemonade, Inc. * (a)	150	16,435

Interactive Media & Services — 1.6%

Bumble, Inc., Class A * (a)	716	41,233

Eventbrite, Inc., Class A * (a)	1,891	35,924

MediaAlpha, Inc., Class A * (a)	765	32,223

		109,380

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.7%

RealReal, Inc. (The) * (a)	2,278	45,014

IT Services — 3.3%

DigitalOcean Holdings, Inc. * (a)	752	41,778

Globant SA *	330	72,437

I3 Verticals, Inc., Class A * (a)	1,166	35,227

LiveRamp Holdings, Inc. *	726	34,021

Repay Holdings Corp. *	1,900	45,668

		229,131

Life Sciences Tools & Services — 1.1%

Berkeley Lights, Inc. * (a)	600	26,869

Personalis, Inc. *	1,327	33,573

Seer, Inc. * (a)	474	15,526

		75,968

Machinery — 3.7%

Graco, Inc.	723	54,733

ITT, Inc.	984	90,091

John Bean Technologies Corp.	612	87,315

Xometry, Inc., Class A *	239	20,927

		253,066

Media — 1.4%

Cardlytics, Inc. * (a)	429	54,461

New York Times Co. (The), Class A	928	40,406

		94,867

Pharmaceuticals — 1.7%

Arvinas, Inc. * (a)	787	60,566

Revance Therapeutics, Inc. * (a)	1,910	56,605

		117,171

Professional Services — 0.9%

ManTech International Corp., Class A	696	60,191

Road & Rail — 1.5%

Saia, Inc. *	499	104,432

Semiconductors & Semiconductor Equipment — 5.0%

Cree, Inc. * (a)	694	67,977

Entegris, Inc.	506	62,220

MKS Instruments, Inc. (a)	520	92,478

Semtech Corp. *	784	53,927

SolarEdge Technologies, Inc. *	243	67,142

		343,744

Software — 11.2%

Anaplan, Inc. *	1,102	58,762

Blackline, Inc. *	644	71,616

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

CyberArk Software Ltd. *	302	39,330

Digital Turbine, Inc. *	652	49,592

Duck Creek Technologies, Inc. * (a)	1,321	57,475

Elastic NV *	499	72,741

Envestnet, Inc. *	982	74,459

Everbridge, Inc. * (a)	537	73,142

JFrog Ltd. (Israel) * (a)	1,033	47,035

Medallia, Inc. *	1,106	37,318

Q2 Holdings, Inc. *	521	53,397

Smartsheet, Inc., Class A *	985	71,208

Vertex, Inc., Class A * (a)	1,670	36,642

Viant Technology, Inc., Class A * (a)	609	18,140

		760,857

Specialty Retail — 4.2%

Floor & Decor Holdings, Inc., Class A *	546	57,676

Leslie’s, Inc. * (a)	760	20,896

Lithia Motors, Inc., Class A (a)	222	76,162

National Vision Holdings, Inc. * (a)	1,889	96,565

Petco Health & Wellness Co., Inc. * (a)	1,716	38,456

		289,755

Trading Companies & Distributors — 2.7%

Applied Industrial Technologies, Inc.	972	88,518

Rush Enterprises, Inc., Class A	1,074	46,450

SiteOne Landscape Supply, Inc. *	283	47,842

		182,810

Total Common Stocks (Cost $4,536,797)		6,688,103

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $— )	927	—	(c)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.2%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $176,567)	176,498	176,586

Investment of Cash Collateral from Securities Loaned — 7.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	467,313	467,313

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	54,843	54,843

Total Investment of Cash Collateral from Securities Loaned (Cost $522,195)		522,156

Total Short-Term Investments (Cost $698,762)		698,742

Total Investments — 107.9% (Cost $5,235,559)		7,386,845
Liabilities in Excess of Other Assets — (7.9)%		(543,660)

NET ASSETS — 100.0%		6,843,185

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $505,147.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.5%

AAR Corp. *	23	883

Astronics Corp. *	22	380

Ducommun, Inc. * (a)	6	331

Moog, Inc., Class A	2	192

Triumph Group, Inc. *	8	165

Vectrus, Inc. *	1	58

		2,009

Air Freight & Logistics — 0.6%

Echo Global Logistics, Inc. *	14	426

Forward Air Corp.	3	310

Hub Group, Inc., Class A *	23	1,485

		2,221

Airlines — 0.4%

Alaska Air Group, Inc. *	9	557

Allegiant Travel Co. *	5	875

		1,432

Auto Components — 1.2%

American Axle & Manufacturing Holdings, Inc. *	64	660

Dana, Inc.	75	1,783

Goodyear Tire & Rubber Co. (The) *	49	833

Lear Corp.	3	578

Patrick Industries, Inc.	8	586

		4,440

Banks — 7.2%

Amalgamated Financial Corp.	183	2,860

Ameris Bancorp	8	385

Associated Banc-Corp.	12	241

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	33	1,157

Bar Harbor Bankshares	5	144

Business First Bancshares, Inc.	7	155

Capital Bancorp, Inc. *	2	50

Capstar Financial Holdings, Inc.	6	114

Cathay General Bancorp	6	219

Community Trust Bancorp, Inc.	1	51

ConnectOne Bancorp, Inc.	54	1,422

Customers Bancorp, Inc. *	26	1,000

Enterprise Financial Services Corp.	1	59

Financial Institutions, Inc.	13	384

First BanCorp (Puerto Rico)	125	1,486

First Bank	3	42

First Choice Bancorp	1	39

First Community Bankshares, Inc.	2	68

First Horizon Corp.	90	1,556

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Internet Bancorp	4	126

FNB Corp.	52	643

Great Southern Bancorp, Inc.	5	247

Hancock Whitney Corp.	17	747

Hanmi Financial Corp.	24	449

HBT Financial, Inc.	8	144

Hilltop Holdings, Inc.	20	717

Investors Bancorp, Inc.	152	2,161

Metropolitan Bank Holding Corp. * (a)	3	153

Mid Penn Bancorp, Inc.	2	55

OceanFirst Financial Corp.	58	1,204

PacWest Bancorp	17	704

Peapack-Gladstone Financial Corp. (a)	5	166

RBB Bancorp	3	82

Sierra Bancorp	2	49

Signature Bank	8	1,864

SmartFinancial, Inc.	7	178

Sterling Bancorp	18	441

Synovus Financial Corp.	16	712

Umpqua Holdings Corp.	55	1,015

United Community Banks, Inc.	12	398

Western Alliance Bancorp	7	641

Wintrust Financial Corp.	6	425

Zions Bancorp NA	30	1,577

		26,330

Beverages — 0.1%

Coca-Cola Consolidated, Inc.	1	273

Biotechnology — 9.3%

Akebia Therapeutics, Inc. *	243	922

Alector, Inc. *	19	399

Allogene Therapeutics, Inc. * (a)	18	479

Amicus Therapeutics, Inc. *	102	979

AnaptysBio, Inc. *	49	1,277

Arena Pharmaceuticals, Inc. *	54	3,677

Arrowhead Pharmaceuticals, Inc. *	20	1,672

Atara Biotherapeutics, Inc. *	3	53

Blueprint Medicines Corp. *	8	720

Bolt Biotherapeutics, Inc. *	12	182

Bridgebio Pharma, Inc. * (a)	10	592

CareDx, Inc. *	6	521

Catalyst Pharmaceuticals, Inc. *	80	462

Chinook Therapeutics, Inc. * (a)	25	348

Coherus Biosciences, Inc. * (a)	25	343

Decibel Therapeutics, Inc. * (a)	44	375

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Dicerna Pharmaceuticals, Inc. *	29	1,070

Fate Therapeutics, Inc. *	19	1,678

Frequency Therapeutics, Inc. * (a)	78	778

Gritstone bio, Inc. * (a)	5	48

Invitae Corp. *	20	678

Jounce Therapeutics, Inc. * (a)	15	105

Kronos Bio, Inc. * (a)	27	638

Kura Oncology, Inc. * (a)	2	48

Kymera Therapeutics, Inc. * (a)	23	1,120

MeiraGTx Holdings plc * (a)	13	203

Molecular Templates, Inc. * (a)	50	387

Mustang Bio, Inc. *	127	422

Myriad Genetics, Inc. *	46	1,407

Natera, Inc. *	9	1,037

Novavax, Inc. * (a)	4	925

PTC Therapeutics, Inc. * (a)	14	609

Radius Health, Inc. *	2	35

REVOLUTION Medicines, Inc. *	28	893

Sage Therapeutics, Inc. *	8	465

Sarepta Therapeutics, Inc. *	20	1,538

Spruce Biosciences, Inc. * (a)	25	285

Sutro Biopharma, Inc. *	5	85

TCR2 Therapeutics, Inc. *	9	152

Translate Bio, Inc. * (a)	37	1,010

Travere Therapeutics, Inc. *	52	756

Turning Point Therapeutics, Inc. *	10	780

Vericel Corp. *	13	666

Vir Biotechnology, Inc. * (a)	25	1,184

Xencor, Inc. *	64	2,190

Y-mAbs Therapeutics, Inc. * (a)	1	49

		34,242

Building Products — 1.6%

Advanced Drainage Systems, Inc.	4	431

Apogee Enterprises, Inc. (a)	14	587

Builders FirstSource, Inc. * (a)	51	2,184

Cornerstone Building Brands, Inc. *	29	532

Gibraltar Industries, Inc. *	4	281

Masonite International Corp. *	3	320

Quanex Building Products Corp.	18	445

Resideo Technologies, Inc. *	9	275

UFP Industries, Inc.	12	872

		5,927

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 2.0%

Artisan Partners Asset Management, Inc., Class A	3	156

Blucora, Inc. *	31	537

Brightsphere Investment Group, Inc.	29	684

Cohen & Steers, Inc.	2	203

Cowen, Inc., Class A (a)	21	857

Donnelley Financial Solutions, Inc. *	27	889

Federated Hermes, Inc.	28	946

Focus Financial Partners, Inc., Class A *	22	1,065

Piper Sandler Cos.	3	437

Stifel Financial Corp. (a)	13	861

Virtus Investment Partners, Inc.	3	780

		7,415

Chemicals — 2.1%

Avient Corp.	27	1,317

HB Fuller Co.	17	1,051

Ingevity Corp. *	11	928

Koppers Holdings, Inc. *	13	426

Minerals Technologies, Inc.	8	644

Orion Engineered Carbons SA (Germany) *	20	382

PQ Group Holdings, Inc.	12	180

Trinseo SA	10	581

Tronox Holdings plc, Class A	63	1,409

Zymergen, Inc. *	20	816

		7,734

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	45	2,008

ACCO Brands Corp.	47	409

Brink’s Co. (The) (a)	7	507

Herman Miller, Inc.	17	808

HNI Corp.	11	465

KAR Auction Services, Inc. * (a)	11	196

Knoll, Inc.	42	1,079

SP Plus Corp. *	17	523

Steelcase, Inc., Class A	41	617

Team, Inc. *	9	62

		6,674

Communications Equipment — 0.3%

Extreme Networks, Inc. *	101	1,125

Construction & Engineering — 2.4%

Argan, Inc.	38	1,836

Comfort Systems USA, Inc.	17	1,344

EMCOR Group, Inc.	11	1,332

Great Lakes Dredge & Dock Corp. * (a)	54	790

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction & Engineering — continued

MasTec, Inc. * (a)	20	2,113

Primoris Services Corp.	25	735

Sterling Construction Co., Inc. *	14	335

Tutor Perini Corp. *	23	314

		8,799

Construction Materials — 0.1%

Forterra, Inc. *	3	76

US Concrete, Inc. *	4	330

		406

Consumer Finance — 1.5%

Enova International, Inc. *	8	280

EZCORP, Inc., Class A *	50	303

Green Dot Corp., Class A * (a)	15	689

Navient Corp.	109	2,114

Nelnet, Inc., Class A	9	650

Oportun Financial Corp. *	13	254

PROG Holdings, Inc.	24	1,149

		5,439

Containers & Packaging — 0.2%

Greif, Inc., Class A (a)	9	515

Myers Industries, Inc.	8	159

Pactiv Evergreen, Inc.	5	78

		752

Diversified Consumer Services — 0.4%

Coursera, Inc. * (a)	26	1,017

WW International, Inc. *	12	423

		1,440

Diversified Telecommunication Services — 1.3%

IDT Corp., Class B *	86	3,196

Liberty Latin America Ltd., Class A (Chile) *	38	521

Liberty Latin America Ltd., Class C (Chile) *	34	482

Ooma, Inc. *	21	401

		4,600

Electric Utilities — 0.7%

ALLETE, Inc.	9	636

IDACORP, Inc.	4	377

Portland General Electric Co.	16	730

Spark Energy, Inc., Class A (a)	59	672

		2,415

INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 1.6%

Atkore, Inc. *	31	2,206

AZZ, Inc.	13	695

Bloom Energy Corp., Class A * (a)	35	931

FuelCell Energy, Inc. *	5	44

Powell Industries, Inc.	4	111

Sunrun, Inc. * (a)	35	1,925

		5,912

Electronic Equipment, Instruments & Components — 2.1%

Advanced Energy Industries, Inc.	10	1,088

Benchmark Electronics, Inc. (a)	54	1,537

Fabrinet (Thailand) *	12	1,168

Itron, Inc. *	3	302

Kimball Electronics, Inc. *	4	96

Sanmina Corp. *	42	1,647

ScanSource, Inc. *	12	325

Vishay Intertechnology, Inc.	44	999

Vishay Precision Group, Inc. *	20	687

		7,849

Energy Equipment & Services — 0.8%

ChampionX Corp. *	36	917

National Energy Services Reunited Corp. *	15	219

NexTier Oilfield Solutions, Inc. *	96	455

Oil States International, Inc. * (a)	29	224

Patterson-UTI Energy, Inc.	24	240

ProPetro Holding Corp. *	11	99

Select Energy Services, Inc., Class A *	81	487

Solaris Oilfield Infrastructure, Inc., Class A	35	337

		2,978

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	21	1,187

Cinemark Holdings, Inc. *	40	880

IMAX Corp. *	20	424

Lions Gate Entertainment Corp., Class A *	72	1,486

		3,977

Equity Real Estate Investment Trusts (REITs) — 5.1%

Agree Realty Corp.	2	137

Alexander & Baldwin, Inc.	19	346

American Assets Trust, Inc.	4	162

American Finance Trust, Inc.	12	98

Armada Hoffler Properties, Inc.	33	443

Broadstone Net Lease, Inc.	22	506

CareTrust REIT, Inc.	4	98

CatchMark Timber Trust, Inc., Class A	16	184

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Centerspace	3	272

Chatham Lodging Trust *	4	56

City Office REIT, Inc.	50	627

Columbia Property Trust, Inc.	5	79

Community Healthcare Trust, Inc.	3	124

Cousins Properties, Inc.	13	469

DiamondRock Hospitality Co. *	32	309

DigitalBridge Group, Inc. * (a)	96	759

Essential Properties Realty Trust, Inc.	12	331

First Industrial Realty Trust, Inc.	13	683

Four Corners Property Trust, Inc.	19	537

Getty Realty Corp.	2	77

Gladstone Commercial Corp.	19	437

Global Medical REIT, Inc. (a)	3	44

Global Net Lease, Inc.	35	643

Healthcare Realty Trust, Inc.	9	277

Highwoods Properties, Inc.	2	84

Innovative Industrial Properties, Inc. (a)	1	245

Kite Realty Group Trust	25	546

National Storage Affiliates Trust	15	780

New Senior Investment Group, Inc.	63	549

Physicians Realty Trust	14	258

Piedmont Office Realty Trust, Inc., Class A	13	236

Plymouth Industrial REIT, Inc.	23	461

PotlatchDeltic Corp.	24	1,287

QTS Realty Trust, Inc., Class A (a)	8	607

Retail Opportunity Investments Corp.	25	436

Retail Properties of America, Inc., Class A	53	602

Retail Value, Inc.	8	180

Ryman Hospitality Properties, Inc. *	2	119

Sabra Health Care REIT, Inc.	28	505

Service Properties Trust	8	95

SITE Centers Corp.	18	274

STAG Industrial, Inc.	38	1,405

Summit Hotel Properties, Inc. *	9	80

Sunstone Hotel Investors, Inc. *	69	856

UMH Properties, Inc.	4	80

Urban Edge Properties	12	231

Xenia Hotels & Resorts, Inc. *	48	890

		18,504

Food & Staples Retailing — 0.8%

Andersons, Inc. (The)	2	62

BJ’s Wholesale Club Holdings, Inc. *	11	539

Performance Food Group Co. *	23	1,099

Rite Aid Corp. * (a)	70	1,142

		2,842

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.2%

Bunge Ltd.	4	311

Darling Ingredients, Inc. *	40	2,712

Sanderson Farms, Inc.	6	1,083

Seneca Foods Corp., Class A *	4	223

		4,329

Gas Utilities — 0.6%

Chesapeake Utilities Corp.	4	488

New Jersey Resources Corp.	8	323

Northwest Natural Holding Co.	5	241

Southwest Gas Holdings, Inc.	9	578

Spire, Inc.	7	493

		2,123

Health Care Equipment & Supplies — 3.0%

Alphatec Holdings, Inc. *	26	392

Apyx Medical Corp. *	20	203

Cardiovascular Systems, Inc. * (a)	23	964

Cutera, Inc. * (a)	34	1,648

Heska Corp. * (a)	5	1,209

Inogen, Inc. *	16	1,057

Intersect ENT, Inc. *	8	142

Lantheus Holdings, Inc. *	8	232

Natus Medical, Inc. *	15	386

NuVasive, Inc. *	26	1,774

Ortho Clinical Diagnostics Holdings plc *	34	734

Orthofix Medical, Inc. *	31	1,234

Outset Medical, Inc. *	6	322

SI-BONE, Inc. *	24	753

		11,050

Health Care Providers & Services — 4.5%

AdaptHealth Corp. * (a)	99	2,704

AMN Healthcare Services, Inc. *	12	1,194

Apollo Medical Holdings, Inc. * (a)	15	928

Cross Country Healthcare, Inc. *	20	333

Hanger, Inc. *	18	451

LHC Group, Inc. *	2	378

MEDNAX, Inc. *	8	231

ModivCare, Inc. *	8	1,353

National HealthCare Corp. (a)	6	424

Option Care Health, Inc. *	10	223

Owens & Minor, Inc.	23	979

Select Medical Holdings Corp.	46	1,963

Surgery Partners, Inc. * (a)	25	1,635

Tenet Healthcare Corp. * (a)	55	3,671

Tivity Health, Inc. * (a)	5	128

		16,595

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. *	53	987

Inovalon Holdings, Inc., Class A *	6	190

Inspire Medical Systems, Inc. *	3	608

NextGen Healthcare, Inc. *	44	734

Omnicell, Inc. *	3	385

Schrodinger, Inc. *	20	1,540

		4,444

Hotels, Restaurants & Leisure — 1.6%

Bloomin’ Brands, Inc. *	40	1,089

Boyd Gaming Corp. *	6	364

Brinker International, Inc. *	17	1,026

Dine Brands Global, Inc. * (a)	8	683

Marriott Vacations Worldwide Corp. *	8	1,208

Penn National Gaming, Inc. *	7	543

RCI Hospitality Holdings, Inc. (a)	3	188

Scientific Games Corp. *	9	686

		5,787

Household Durables — 1.4%

Helen of Troy Ltd. *	2	526

Hooker Furniture Corp.	14	501

Lifetime Brands, Inc.	37	561

Purple Innovation, Inc. *	12	317

Sonos, Inc. *	26	915

Tupperware Brands Corp. *	10	246

Universal Electronics, Inc. *	12	582

Vizio Holding Corp., Class A * (a)	50	1,346

		4,994

Household Products — 0.3%

Central Garden & Pet Co., Class A *	23	1,097

Independent Power and Renewable Electricity Producers — 0.6%

Clearway Energy, Inc.	32	795

Clearway Energy, Inc., Class C	28	745

Sunnova Energy International, Inc. *	19	705

Vistra Corp.	7	124

		2,369

Insurance — 1.0%

American Equity Investment Life Holding Co.	22	698

Argo Group International Holdings Ltd.	11	584

BRP Group, Inc., Class A *	5	120

CNO Financial Group, Inc.	21	496

eHealth, Inc. *	9	537

Heritage Insurance Holdings, Inc.	3	26

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Horace Mann Educators Corp.	2	62

James River Group Holdings Ltd.	3	115

Selective Insurance Group, Inc.	2	169

Stewart Information Services Corp.	14	812

		3,619

Interactive Media & Services — 0.8%

Cars.com, Inc. *	32	454

Liberty TripAdvisor Holdings, Inc., Class A * (a)	326	1,326

Yelp, Inc. *	28	1,107

		2,887

Internet & Direct Marketing Retail — 0.3%

Overstock.com, Inc. * (a)	4	353

Stitch Fix, Inc., Class A *	6	336

ThredUp, Inc., Class A * (a)	15	428

		1,117

IT Services — 2.0%

BigCommerce Holdings, Inc., Series 1 *	13	863

Contra Bmtechnologies *	6	79

DigitalOcean Holdings, Inc. *	20	1,122

Marathon Digital Holdings, Inc. *	19	609

Maximus, Inc.	17	1,499

TTEC Holdings, Inc.	21	2,176

Unisys Corp. *	36	904

		7,252

Life Sciences Tools & Services — 1.0%

Adaptive Biotechnologies Corp. *	7	273

Berkeley Lights, Inc. *	12	542

Pacific Biosciences of California, Inc. *	7	257

Personalis, Inc. *	52	1,311

Quanterix Corp. *	12	691

Seer, Inc. * (a)	13	427

		3,501

Machinery — 1.4%

Barnes Group, Inc.	8	435

Columbus McKinnon Corp.	13	642

Manitowoc Co., Inc. (The) *	24	585

Meritor, Inc. *	19	440

Mueller Industries, Inc.	5	234

Park-Ohio Holdings Corp.	3	87

REV Group, Inc. (a)	13	200

Terex Corp.	48	2,263

Wabash National Corp. (a)	8	127

		5,013

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Marine — 0.2%

Costamare, Inc. (Monaco)	62	734

Media — 1.0%

Fluent, Inc. *	49	144

Gray Television, Inc.	27	622

Meredith Corp. *	17	746

Sinclair Broadcast Group, Inc., Class A (a)	20	671

TEGNA, Inc.	81	1,509

		3,692

Metals & Mining — 1.5%

Alcoa Corp. *	23	861

Allegheny Technologies, Inc. * (a)	29	607

Arconic Corp. *	19	671

Cleveland-Cliffs, Inc. * (a)	36	767

Commercial Metals Co.	25	778

Kaiser Aluminum Corp.	3	426

SunCoke Energy, Inc. (a)	78	557

United States Steel Corp. (a)	6	142

Warrior Met Coal, Inc.	25	433

Worthington Industries, Inc.	1	69

		5,311

Mortgage Real Estate Investment Trusts (REITs) — 1.6%

Apollo Commercial Real Estate Finance, Inc.	5	78

Ares Commercial Real Estate Corp.	27	394

Blackstone Mortgage Trust, Inc., Class A (a)	16	526

Brightspire Capital, Inc. (a)	8	71

Ellington Financial, Inc.	26	493

Granite Point Mortgage Trust, Inc.	6	84

Great Ajax Corp.	2	24

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	14	763

KKR Real Estate Finance Trust, Inc. (a)	31	665

Ladder Capital Corp.	41	476

MFA Financial, Inc.	16	73

PennyMac Mortgage Investment Trust	42	875

Ready Capital Corp.	8	119

Redwood Trust, Inc.	75	902

TPG RE Finance Trust, Inc.	26	344

		5,887

Multiline Retail — 0.5%

Big Lots, Inc.	10	668

Dillard’s, Inc., Class A (a)	3	475

Macy’s, Inc. * (a)	43	819

		1,962

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.1%

Black Hills Corp.	5	359

Oil, Gas & Consumable Fuels — 2.8%

Antero Resources Corp. *	60	900

Arch Resources, Inc. *	8	472

Berry Corp.(a)	54	364

CNX Resources Corp. *	16	216

CVR Energy, Inc.	14	254

Delek US Holdings, Inc. (a)	2	33

Green Plains, Inc. *	17	577

Magnolia Oil & Gas Corp., Class A * (a)	71	1,114

Matador Resources Co.	16	559

Ovintiv, Inc.	71	2,228

Par Pacific Holdings, Inc. *	14	236

PDC Energy, Inc.	26	1,168

Renewable Energy Group, Inc. * (a)	14	857

REX American Resources Corp. *	1	120

SFL Corp. Ltd. (Norway)	22	166

Southwestern Energy Co. *	155	877

		10,141

Paper & Forest Products — 1.0%

Domtar Corp. *	9	495

Glatfelter Corp.	4	62

Louisiana-Pacific Corp.	15	912

Neenah, Inc.	4	219

Schweitzer-Mauduit International, Inc.	36	1,450

Verso Corp., Class A	20	359

		3,497

Personal Products — 0.8%

Edgewell Personal Care Co.	23	995

elf Beauty, Inc. *	28	772

Honest Co., Inc. (The) * (a)	25	406

Medifast, Inc.	2	677

		2,850

Pharmaceuticals — 1.3%

Angion Biomedica Corp. *	30	394

Arvinas, Inc. *	1	55

Cara Therapeutics, Inc. * (a)	11	158

Durect Corp. * (a)	598	974

Endo International plc *	185	864

Landos Biopharma, Inc. * (a)	40	463

Lannett Co., Inc. * (a)	185	862

NGM Biopharmaceuticals, Inc. * (a)	25	501

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Phibro Animal Health Corp., Class A	7	193

Revance Therapeutics, Inc. * (a)	3	102

Zogenix, Inc. * (a)	16	270

		4,836

Professional Services — 2.0%

Barrett Business Services, Inc.	18	1,298

Heidrick & Struggles International, Inc.	16	711

KBR, Inc. (a)	46	1,737

Kelly Services, Inc., Class A *	8	182

Kforce, Inc.	11	718

Korn Ferry	19	1,405

TriNet Group, Inc. *	10	692

TrueBlue, Inc. *	25	713

		7,456

Real Estate Management & Development — 0.4%

Jones Lang LaSalle, Inc. *	1	254

Realogy Holdings Corp. *	69	1,259

RMR Group, Inc. (The), Class A	2	87

		1,600

Road & Rail — 0.6%

ArcBest Corp.	40	2,320

Semiconductors & Semiconductor Equipment — 2.1%

Alpha & Omega Semiconductor Ltd. *	26	798

Ambarella, Inc. *	4	416

Amkor Technology, Inc.	44	1,053

Ichor Holdings Ltd. *	13	717

PDF Solutions, Inc. * (a)	10	184

Power Integrations, Inc.	10	799

Rambus, Inc. *	8	186

Semtech Corp. *	10	722

SMART Global Holdings, Inc. * (a)	21	1,016

SunPower Corp. * (a)	38	1,099

Ultra Clean Holdings, Inc. *	16	835

		7,825

Software — 4.4%

8x8, Inc. * (a)	3	85

ACI Worldwide, Inc. *	3	125

Asana, Inc., Class A * (a)	23	1,429

Avaya Holdings Corp. * (a)	48	1,291

Blackbaud, Inc. *	7	559

Blackline, Inc. *	5	527

Cerence, Inc. * (a)	13	1,346

INVESTMENTS	SHARES (000)		VALUE ($000)

Software — continued

Cornerstone OnDemand, Inc. *	22		1,112

Digital Turbine, Inc. *	13		982

eGain Corp. * (a)	99		1,131

J2 Global, Inc. * (a)	13		1,756

JFrog Ltd. (Israel) * (a)	4		188

MicroStrategy, Inc., Class A * (a)	—	(b)	251

Model N, Inc. * (a)	4		123

PagerDuty, Inc. *	17		737

SailPoint Technologies Holding, Inc. * (a)	10		501

SPS Commerce, Inc. *	1		83

Viant Technology, Inc., Class A *	10		308

Workiva, Inc. *	1		93

Xperi Holding Corp.	91		2,020

Zuora, Inc., Class A *	79		1,364

			16,011

Specialty Retail — 2.4%

Aaron’s Co., Inc. (The)	6		191

American Eagle Outfitters, Inc.	22		808

Genesco, Inc. *	12		784

Guess?, Inc. (a)	20		526

Hibbett, Inc. *	20		1,748

ODP Corp. (The) *	5		261

Rent-A-Center, Inc. (a)	19		1,023

RH * (a)	2		1,026

Signet Jewelers Ltd. * (a)	21		1,706

Zumiez, Inc. *	15		735

			8,808

Technology Hardware, Storage & Peripherals — 1.2%

3D Systems Corp. * (a)	7		261

Avid Technology, Inc. *	20		793

Diebold Nixdorf, Inc. *	50		641

Super Micro Computer, Inc. *	75		2,632

			4,327

Textiles, Apparel & Luxury Goods — 2.5%

Crocs, Inc. *	4		455

Deckers Outdoor Corp. *	11		4,060

G-III Apparel Group Ltd. *	5		168

Kontoor Brands, Inc. (a)	13		716

Movado Group, Inc.	15		469

PLBY Group, Inc. * (a)	14		552

Unifi, Inc. *	115		2,801

			9,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 2.2%

Essent Group Ltd.	30	1,349

FS Bancorp, Inc.	1	93

HomeStreet, Inc.	7	269

Kearny Financial Corp.	23	272

Luther Burbank Corp.	8	101

MGIC Investment Corp.	38	512

Mr. Cooper Group, Inc. *	29	960

NMI Holdings, Inc., Class A *	17	392

Provident Bancorp, Inc.	18	294

Provident Financial Services, Inc.	55	1,259

Radian Group, Inc.	45	1,001

Walker & Dunlop, Inc.	16	1,654

		8,156

Trading Companies & Distributors — 2.8%

Applied Industrial Technologies, Inc.	5	419

Beacon Roofing Supply, Inc. *	22	1,158

Boise Cascade Co. (a)	7	385

CAI International, Inc.	7	407

GMS, Inc. *	29	1,384

Herc Holdings, Inc. *	15	1,691

MRC Global, Inc. * (a)	12	113

NOW, Inc. *	66	624

Veritiv Corp. *	6	397

WESCO International, Inc. *	34	3,525

		10,103

Total Common Stocks (Cost $260,719)		357,008

	NO. OF RIGHTS (000)
Rights — 0.0% (c)

Biotechnology — 0.0% (c)

Contra Aduro Biotech I * ‡ (Cost $128)	43	—	(b)

	SHARES (000)
Short-Term Investments — 12.5%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $3,127)	3,127	3,128

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 11.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	37,096	37,097

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d ) (e)	5,704	5,704

Total Investment of Cash Collateral from Securities Loaned (Cost $42,804)		42,801

Total Short-Term Investments (Cost $45,931)		45,929

Total Investments — 110.0% (Cost $306,778)		402,937
Liabilities in Excess of Other Assets — (10.0)%		(36,751)

NET ASSETS — 100.0%		366,186

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $41,694.
(b)	Amount rounds to less than one thousand.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	80	09/2021	USD	9,224	1

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Aerospace & Defense — 0.5%

AAR Corp. *	39	1,527

Astronics Corp. *	195	3,416

Moog, Inc., Class A	31	2,572

		7,515

Air Freight & Logistics — 1.3%

Echo Global Logistics, Inc. * (a)	319	9,815

Hub Group, Inc., Class A *	152	10,029

		19,844

Airlines — 0.4%

Hawaiian Holdings, Inc. * (a)	46	1,131

SkyWest, Inc. *	114	4,888

		6,019

Auto Components — 0.8%

Adient plc *	114	5,171

American Axle & Manufacturing Holdings, Inc. *	45	462

Dana, Inc.	115	2,725

Goodyear Tire & Rubber Co. (The) *	182	3,117

		11,475

Banks — 13.7%

1st Source Corp.	55	2,546

American National Bankshares, Inc.	12	376

Associated Banc-Corp.	358	7,336

Atlantic Capital Bancshares, Inc. *	39	990

Atlantic Union Bankshares Corp.	4	159

BancorpSouth Bank	40	1,122

Banner Corp.	21	1,155

Brookline Bancorp, Inc.	160	2,396

Bryn Mawr Bank Corp.	16	662

Byline Bancorp, Inc. (a)	100	2,256

Cadence BanCorp (a)	185	3,859

Cathay General Bancorp	296	11,647

Central Pacific Financial Corp.	228	5,929

CIT Group, Inc.	301	15,550

City Holding Co.	33	2,460

Columbia Banking System, Inc.	115	4,419

Community Bank System, Inc. (a)	64	4,849

Community Trust Bancorp, Inc.	62	2,502

Customers Bancorp, Inc. * (a)	57	2,226

Eastern Bankshares, Inc.	260	5,348

Enterprise Financial Services Corp.	108	4,987

Equity Bancshares, Inc., Class A *	50	1,509

Farmers National Banc Corp.	56	869

Financial Institutions, Inc.	35	1,059

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Bancorp	16	634

First Commonwealth Financial Corp.	489	6,886

First Community Bankshares, Inc.	31	913

First Financial Corp. (a)	11	429

First Hawaiian, Inc.	48	1,366

First Interstate BancSystem, Inc., Class A	34	1,429

First Merchants Corp.	98	4,071

First Midwest Bancorp, Inc.	290	5,745

Flushing Financial Corp.	74	1,594

Fulton Financial Corp.	190	3,003

Glacier Bancorp, Inc. (a)	30	1,658

Great Southern Bancorp, Inc.	19	997

Great Western Bancorp, Inc. (a)	232	7,617

Hancock Whitney Corp.	35	1,560

Hilltop Holdings, Inc.	240	8,729

Home BancShares, Inc.	195	4,820

HomeTrust Bancshares, Inc.	81	2,257

Hope Bancorp, Inc.	789	11,191

Independent Bank Corp.	28	606

Investors Bancorp, Inc.	494	7,046

Mercantile Bank Corp.	10	290

OFG Bancorp (Puerto Rico) (a)	53	1,168

Old National Bancorp	248	4,373

Pacific Premier Bancorp, Inc.	51	2,174

Pinnacle Financial Partners, Inc.	25	2,216

Preferred Bank	9	563

RBB Bancorp	20	472

Renasant Corp. (a)	7	296

S&T Bancorp, Inc.	12	363

Sandy Spring Bancorp, Inc.	80	3,513

Simmons First National Corp., Class A	191	5,601

Tompkins Financial Corp. (a)	11	884

TriState Capital Holdings, Inc. *	13	265

Trustmark Corp.	263	8,085

UMB Financial Corp.	113	10,534

Valley National Bancorp	23	314

Washington Trust Bancorp, Inc.	19	986

Webster Financial Corp.	57	3,019

West BanCorp, Inc.	7	185

Westamerica BanCorp	84	4,851

		208,914

Biotechnology — 5.9%

89bio, Inc. * (a)	68	1,275

Akebia Therapeutics, Inc. * (a)	1,251	4,741

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Allovir, Inc. * (a)	151	2,989

Arcus Biosciences, Inc. * (a)	138	3,783

Arena Pharmaceuticals, Inc. * (a)	240	16,381

Bluebird Bio, Inc. *	205	6,549

Eagle Pharmaceuticals, Inc. * (a)	87	3,719

Enanta Pharmaceuticals, Inc. * (a)	15	638

Epizyme, Inc. * (a)	98	814

Fate Therapeutics, Inc. *	72	6,258

Frequency Therapeutics, Inc. * (a)	328	3,262

Iovance Biotherapeutics, Inc. *	99	2,584

Lexicon Pharmaceuticals, Inc. * (a)	652	2,995

Myriad Genetics, Inc. *	188	5,752

NexImmune, Inc. *	151	2,461

Protagonist Therapeutics, Inc. *	237	10,645

REGENXBIO, Inc. *	87	3,376

Travere Therapeutics, Inc. * (a)	289	4,214

Turning Point Therapeutics, Inc. * (a)	77	6,008

		88,444

Building Products — 0.4%

Cornerstone Building Brands, Inc. *	71	1,289

Gibraltar Industries, Inc. *	16	1,236

Quanex Building Products Corp. (a)	69	1,707

UFP Industries, Inc.	18	1,360

		5,592

Capital Markets — 1.4%

Artisan Partners Asset Management, Inc., Class A	16	808

Blucora, Inc. *	68	1,184

Cowen, Inc., Class A (a)	102	4,195

Donnelley Financial Solutions, Inc. *	49	1,624

Federated Hermes, Inc.	79	2,689

Piper Sandler Cos.	19	2,488

Stifel Financial Corp. (a)	74	4,786

Virtus Investment Partners, Inc.	13	3,528

		21,302

Chemicals — 1.7%

AdvanSix, Inc. *	15	445

Avient Corp.	101	4,970

FutureFuel Corp.	112	1,078

HB Fuller Co.	18	1,120

Koppers Holdings, Inc. * (a)	62	2,009

Kraton Corp. *	8	252

Minerals Technologies, Inc. (a)	52	4,067

Orion Engineered Carbons SA (Germany) *	62	1,179

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

PQ Group Holdings, Inc.	59	903

Trinseo SA	53	3,154

Tronox Holdings plc, Class A	293	6,554

		25,731

Commercial Services & Supplies — 2.3%

ABM Industries, Inc.	167	7,397

ACCO Brands Corp.	572	4,936

Cimpress plc (Ireland) * (a)	5	575

Deluxe Corp.	43	2,030

Ennis, Inc.	36	768

Healthcare Services Group, Inc. (a)	84	2,646

Heritage-Crystal Clean, Inc. *	38	1,131

Herman Miller, Inc.	148	6,991

HNI Corp.	33	1,464

SP Plus Corp. *	52	1,603

Steelcase, Inc., Class A	294	4,438

Team, Inc. *	75	505

		34,484

Communications Equipment — 1.1%

ADTRAN, Inc.	48	985

Comtech Telecommunications Corp. (a)	18	432

EchoStar Corp., Class A *	172	4,166

Harmonic, Inc. * (a)	421	3,589

NetScout Systems, Inc. * (a)	243	6,927

		16,099

Construction & Engineering — 3.2%

Arcosa, Inc. (a)	89	5,222

Argan, Inc. (a)	107	5,123

Comfort Systems USA, Inc.	44	3,490

EMCOR Group, Inc.	126	15,535

MasTec, Inc. *	78	8,265

Matrix Service Co. * (a)	358	3,755

MYR Group, Inc. *	24	2,182

Primoris Services Corp.	89	2,619

Tutor Perini Corp. *	161	2,234

		48,425

Construction Materials — 0.1%

Summit Materials, Inc., Class A * (a)	29	1,000

Consumer Finance — 1.4%

EZCORP, Inc., Class A *	135	812

FirstCash, Inc. (a)	28	2,133

Navient Corp.	309	5,965

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — continued

Nelnet, Inc., Class A (a)	46	3,461

PROG Holdings, Inc.	181	8,730

Regional Management Corp. (a)	17	782

		21,883

Containers & Packaging — 0.1%

Greif, Inc., Class A	11	649

Myers Industries, Inc.	18	384

Pactiv Evergreen, Inc. (a)	36	536

		1,569

Distributors — 0.3%

Core-Mark Holding Co., Inc. (a)	110	4,951

Diversified Consumer Services — 0.1%

Houghton Mifflin Harcourt Co. *	155	1,710

Diversified Telecommunication Services — 0.3%

Consolidated Communications Holdings, Inc. * (a)	130	1,144

Liberty Latin America Ltd., Class A (Chile) *	98	1,358

Liberty Latin America Ltd., Class C (Chile) *	190	2,674

		5,176

Electric Utilities — 0.6%

ALLETE, Inc.	16	1,113

IDACORP, Inc.	8	770

Otter Tail Corp.	19	918

Portland General Electric Co.	131	6,050

Spark Energy, Inc., Class A (a)	48	540

		9,391

Electrical Equipment — 0.4%

AZZ, Inc.	34	1,750

Bloom Energy Corp., Class A * (a)	18	486

Powell Industries, Inc.	100	3,105

Thermon Group Holdings, Inc. *	27	458

		5,799

Electronic Equipment, Instruments & Components — 2.3%

Benchmark Electronics, Inc.	225	6,395

Knowles Corp. *	376	7,426

OSI Systems, Inc. *	46	4,686

Sanmina Corp. * (a)	110	4,270

ScanSource, Inc. *	167	4,706

TTM Technologies, Inc. *	183	2,618

Vishay Intertechnology, Inc.	230	5,184

		35,285

INVESTMENTS	SHARES (000)	VALUE ($000)

Energy Equipment & Services — 1.3%

Bristow Group, Inc. *	14	363

ChampionX Corp. *	104	2,678

Helmerich & Payne, Inc.	80	2,620

NexTier Oilfield Solutions, Inc. * (a)	454	2,160

Oceaneering International, Inc. *	175	2,731

Oil States International, Inc. * (a)	162	1,275

Patterson-UTI Energy, Inc. (a)	328	3,254

ProPetro Holding Corp. *	251	2,302

Select Energy Services, Inc., Class A *	200	1,206

Solaris Oilfield Infrastructure, Inc., Class A	76	743

		19,332

Entertainment — 1.2%

AMC Entertainment Holdings, Inc., Class A * (a)	270	15,281

Lions Gate Entertainment Corp., Class A * (a)	116	2,405

		17,686

Equity Real Estate Investment Trusts (REITs) — 9.3%

Acadia Realty Trust	47	1,021

Agree Realty Corp. (a)	116	8,205

Alexander & Baldwin, Inc.	167	3,064

American Assets Trust, Inc.	65	2,420

American Finance Trust, Inc.	91	774

Broadstone Net Lease, Inc. (a)	125	2,933

CareTrust REIT, Inc.	110	2,565

CatchMark Timber Trust, Inc., Class A	38	446

Centerspace	23	1,791

Chatham Lodging Trust *	43	548

City Office REIT, Inc.	160	1,994

Columbia Property Trust, Inc.	28	483

CorePoint Lodging, Inc. *	28	303

Corporate Office Properties Trust	194	5,424

DiamondRock Hospitality Co. *	449	4,358

DigitalBridge Group, Inc. * (a)	326	2,579

Easterly Government Properties, Inc.	84	1,771

Essential Properties Realty Trust, Inc.	64	1,731

First Industrial Realty Trust, Inc.	44	2,319

Four Corners Property Trust, Inc.	102	2,813

Getty Realty Corp.	149	4,652

Gladstone Commercial Corp.	159	3,580

Global Medical REIT, Inc.	27	396

Global Net Lease, Inc.	84	1,556

Healthcare Realty Trust, Inc.	113	3,419

Highwoods Properties, Inc.	15	682

Independence Realty Trust, Inc.	142	2,594

Industrial Logistics Properties Trust	36	928

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Innovative Industrial Properties, Inc. (a)	7	1,375

Kite Realty Group Trust	112	2,463

Lexington Realty Trust (a)	576	6,887

New Senior Investment Group, Inc.	387	3,401

NexPoint Residential Trust, Inc.	6	316

Physicians Realty Trust	248	4,575

Piedmont Office Realty Trust, Inc., Class A	236	4,353

Plymouth Industrial REIT, Inc.	31	629

PotlatchDeltic Corp.	73	3,853

QTS Realty Trust, Inc., Class A (a)	25	1,909

Retail Opportunity Investments Corp.	103	1,823

Retail Properties of America, Inc., Class A	186	2,126

RLJ Lodging Trust	68	1,039

Ryman Hospitality Properties, Inc. *	6	490

Sabra Health Care REIT, Inc.	372	6,778

Service Properties Trust	102	1,283

SITE Centers Corp.	179	2,691

STAG Industrial, Inc.	236	8,815

Summit Hotel Properties, Inc. *	36	339

Sunstone Hotel Investors, Inc. *	619	7,693

Terreno Realty Corp.	68	4,355

UMH Properties, Inc.	106	2,317

Urban Edge Properties (a)	91	1,740

Urstadt Biddle Properties, Inc., Class A	40	766

Xenia Hotels & Resorts, Inc. *	198	3,701

		141,066

Food & Staples Retailing — 0.6%

Andersons, Inc. (The)	16	488

Rite Aid Corp. * (a)	119	1,947

SpartanNash Co. (a)	26	492

Sprouts Farmers Market, Inc. *	215	5,340

United Natural Foods, Inc. *	36	1,313

		9,580

Food Products — 1.1%

Darling Ingredients, Inc. *	205	13,803

Fresh Del Monte Produce, Inc. (a)	36	1,197

Seneca Foods Corp., Class A *	17	879

		15,879

Gas Utilities — 1.2%

Brookfield Infrastructure Corp., Class A (Canada)	13	995

Chesapeake Utilities Corp.	4	457

New Jersey Resources Corp.	137	5,401

Northwest Natural Holding Co. (a)	16	830

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — continued

ONE Gas, Inc.	51	3,743

Southwest Gas Holdings, Inc.	76	5,044

Spire, Inc.	26	1,865

		18,335

Health Care Equipment & Supplies — 1.3%

AngioDynamics, Inc. *	90	2,436

Bioventus, Inc., Class A *	148	2,600

Integer Holdings Corp. *	73	6,830

Natus Medical, Inc. *	197	5,108

Utah Medical Products, Inc. (a)	18	1,488

Varex Imaging Corp. * (a)	57	1,531

		19,993

Health Care Providers & Services — 1.2%

Cross Country Healthcare, Inc. *	192	3,170

National HealthCare Corp. (a)	13	874

Option Care Health, Inc. *	128	2,799

Owens & Minor, Inc.	33	1,388

Tenet Healthcare Corp. * (a)	134	8,957

Tivity Health, Inc. * (a)	20	521

		17,709

Health Care Technology — 1.4%

Allscripts Healthcare Solutions, Inc. * (a)	979	18,112

Computer Programs and Systems, Inc. (a)	16	518

Evolent Health, Inc., Class A *	120	2,524

		21,154

Hotels, Restaurants & Leisure — 0.4%

Del Taco Restaurants, Inc.	201	2,007

Fiesta Restaurant Group, Inc. *	49	663

Marriott Vacations Worldwide Corp. *	22	3,569

		6,239

Household Durables — 1.7%

Hooker Furniture Corp.	41	1,413

Lifetime Brands, Inc. (a)	41	618

Meritage Homes Corp. *	32	2,973

Taylor Morrison Home Corp. *	167	4,407

Tri Pointe Homes, Inc. *	779	16,684

		26,095

Household Products — 0.4%

Central Garden & Pet Co., Class A *	92	4,434

Spectrum Brands Holdings, Inc.	13	1,114

		5,548

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — 0.6%

Brookfield Renewable Corp.	52	2,164

Clearway Energy, Inc.	131	3,299

Clearway Energy, Inc., Class C	130	3,448

		8,911

Insurance — 1.3%

Ambac Financial Group, Inc. *	44	683

American Equity Investment Life Holding Co.	106	3,432

Argo Group International Holdings Ltd.	59	3,033

CNO Financial Group, Inc.	260	6,141

Heritage Insurance Holdings, Inc.	75	640

Horace Mann Educators Corp.	24	902

ProAssurance Corp. (a)	51	1,153

Selective Insurance Group, Inc.	18	1,469

Stewart Information Services Corp.	44	2,506

United Insurance Holdings Corp.	58	329

		20,288

Interactive Media & Services — 0.7%

Cars.com, Inc. *	235	3,372

QuinStreet, Inc. *	145	2,698

Yelp, Inc. *	96	3,848

		9,918

IT Services — 1.4%

Contra Bmtechnologies *	11	132

CSG Systems International, Inc.	109	5,152

IBEX Holdings Ltd. *	119	2,327

LiveRamp Holdings, Inc. *	161	7,543

Marathon Digital Holdings, Inc. * (a)	8	251

Sykes Enterprises, Inc. *	95	5,112

		20,517

Machinery — 2.2%

AGCO Corp.	48	6,310

Altra Industrial Motion Corp.	128	8,328

Barnes Group, Inc.	30	1,517

Douglas Dynamics, Inc.	21	859

EnPro Industries, Inc. (a)	24	2,312

Manitowoc Co., Inc. (The) * (a)	74	1,811

Meritor, Inc. *	60	1,401

Navistar International Corp. *	12	547

Terex Corp.	102	4,833

TriMas Corp. *	18	534

Wabash National Corp.	281	4,498

		32,950

INVESTMENTS	SHARES (000)	VALUE ($000)

Marine — 0.1%

Costamare, Inc. (Monaco) (a)	114	1,343

Media — 2.1%

AMC Networks, Inc., Class A * (a)	185	12,365

Gray Television, Inc.	334	7,806

Hemisphere Media Group, Inc. * (a)	127	1,500

John Wiley & Sons, Inc., Class A (a)	97	5,837

Sinclair Broadcast Group, Inc., Class A (a)	134	4,442

		31,950

Metals & Mining — 2.2%

Alcoa Corp. *	74	2,741

Allegheny Technologies, Inc. * (a)	132	2,752

Arconic Corp. *	167	5,945

Cleveland-Cliffs, Inc. * (a)	185	3,989

Commercial Metals Co. (a)	111	3,404

Hecla Mining Co.	99	738

Kaiser Aluminum Corp.	30	3,717

Materion Corp.	21	1,597

SunCoke Energy, Inc.	447	3,191

United States Steel Corp. (a)	38	914

Warrior Met Coal, Inc.	163	2,807

Worthington Industries, Inc.	15	912

		32,707

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

Apollo Commercial Real Estate Finance, Inc.	82	1,314

Ares Commercial Real Estate Corp.	109	1,598

Blackstone Mortgage Trust, Inc., Class A (a)	126	4,012

Ellington Financial, Inc.	158	3,016

Granite Point Mortgage Trust, Inc.	48	701

Great Ajax Corp.	17	222

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	81	4,559

KKR Real Estate Finance Trust, Inc. (a)	135	2,918

Ladder Capital Corp.	270	3,120

MFA Financial, Inc. (a)	250	1,148

New York Mortgage Trust, Inc.	166	743

PennyMac Mortgage Investment Trust	222	4,677

Ready Capital Corp.	59	935

Redwood Trust, Inc.	479	5,781

TPG RE Finance Trust, Inc.	173	2,327

Two Harbors Investment Corp. (a)	101	764

		37,835

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	23	4,233

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — continued

Macy’s, Inc. *	404	7,658

		11,891

Multi-Utilities — 0.8%

Avista Corp.	113	4,805

Black Hills Corp. (a)	82	5,349

Unitil Corp. (a)	32	1,684

		11,838

Oil, Gas & Consumable Fuels — 4.3%

Antero Resources Corp. *	458	6,879

Arch Resources, Inc. * (a)	46	2,644

Berry Corp.	346	2,322

CNX Resources Corp. *	118	1,609

CVR Energy, Inc. (a)	152	2,732

Delek US Holdings, Inc.	130	2,817

Dorian LPG Ltd. *	117	1,656

Falcon Minerals Corp.	257	1,303

Green Plains, Inc. *	149	5,016

International Seaways, Inc. (a)	41	777

Kosmos Energy Ltd. (Ghana) *	172	595

Magnolia Oil & Gas Corp., Class A * (a)	258	4,025

Ovintiv, Inc.	407	12,802

PDC Energy, Inc.	142	6,516

Range Resources Corp. *	371	6,225

Renewable Energy Group, Inc. * (a)	46	2,893

REX American Resources Corp. *	21	1,930

Talos Energy, Inc. *	47	734

W&T Offshore, Inc. * (a)	205	996

		64,471

Paper & Forest Products — 1.0%

Domtar Corp. *	73	4,024

Glatfelter Corp.	166	2,323

Louisiana-Pacific Corp.	20	1,212

Neenah, Inc.	25	1,264

Schweitzer-Mauduit International, Inc.	87	3,525

Verso Corp., Class A	133	2,347

		14,695

Personal Products — 1.2%

BellRing Brands, Inc., Class A * (a)	461	14,451

Edgewell Personal Care Co. (a)	44	1,949

Honest Co., Inc. (The) * (a)	95	1,536

		17,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 0.8%

Endo International plc * (a)	680	3,184

Intra-Cellular Therapies, Inc. * (a)	55	2,249

Lannett Co., Inc. * (a)	615	2,873

NGM Biopharmaceuticals, Inc. *	200	3,946

		12,252

Professional Services — 3.3%

Barrett Business Services, Inc.	72	5,222

GP Strategies Corp. *	62	973

Heidrick & Struggles International, Inc.	70	3,136

Huron Consulting Group, Inc. *	64	3,121

Insperity, Inc.	5	488

KBR, Inc. (a)	61	2,339

Kelly Services, Inc., Class A *	222	5,314

Korn Ferry	94	6,812

ManTech International Corp., Class A	157	13,596

TrueBlue, Inc. *	304	8,532

		49,533

Real Estate Management & Development — 0.5%

Kennedy-Wilson Holdings, Inc.	216	4,292

Realogy Holdings Corp. *	205	3,735

		8,027

Road & Rail — 0.6%

ArcBest Corp.	141	8,216

Covenant Logistics Group, Inc., Class A *	22	449

Werner Enterprises, Inc. (a)	23	1,024

		9,689

Semiconductors & Semiconductor Equipment — 1.0%

Cohu, Inc. *	90	3,322

SMART Global Holdings, Inc. * (a)	232	11,038

SunPower Corp. * (a)	23	675

Veeco Instruments, Inc. * (a)	21	512

		15,547

Software — 1.0%

A10 Networks, Inc. * (a)	269	3,031

eGain Corp. *	231	2,646

Ping Identity Holding Corp. * (a)	190	4,344

SecureWorks Corp., Class A *	43	793

Vonage Holdings Corp. * (a)	255	3,679

		14,493

Specialty Retail — 1.7%

Abercrombie & Fitch Co., Class A *	28	1,277

Bed Bath & Beyond, Inc. *	107	3,549

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Caleres, Inc.	157	4,279

Children’s Place, Inc. (The) * (a)	14	1,303

Genesco, Inc. *	22	1,426

Signet Jewelers Ltd. * (a)	56	4,532

Sleep Number Corp. *	25	2,771

Sonic Automotive, Inc., Class A (a)	66	2,971

Zumiez, Inc. *	70	3,424

		25,532

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. * (a)	141	1,808

Textiles, Apparel & Luxury Goods — 0.8%

G-III Apparel Group Ltd. *	172	5,635

Kontoor Brands, Inc.	73	4,118

Wolverine World Wide, Inc.	87	2,917

		12,670

Thrifts & Mortgage Finance — 3.4%

Axos Financial, Inc. *	82	3,799

Essent Group Ltd.	185	8,312

HomeStreet, Inc.	71	2,909

Kearny Financial Corp.	152	1,818

Luther Burbank Corp.	77	913

Meridian Bancorp, Inc.	157	3,216

MGIC Investment Corp.	155	2,113

Mr. Cooper Group, Inc. *	83	2,744

NMI Holdings, Inc., Class A *	68	1,529

Northfield Bancorp, Inc.	316	5,181

PennyMac Financial Services, Inc.	54	3,327

Premier Financial Corp.	43	1,213

Radian Group, Inc.	319	7,102

Washington Federal, Inc.	176	5,587

WSFS Financial Corp.	43	1,995

		51,758

Trading Companies & Distributors — 1.6%

Boise Cascade Co.	40	2,311

GMS, Inc. *	128	6,167

Herc Holdings, Inc. * (a)	33	3,743

MRC Global, Inc. *	286	2,688

NOW, Inc. *	665	6,307

Veritiv Corp. *	50	3,040

		24,256

Water Utilities — 0.6%

American States Water Co.	107	8,489

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	356	4,046

Total Common Stocks (Cost $1,056,063)		1,454,574

Short-Term Investments — 10.0%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $52,744)	52,722	52,749

Investment of Cash Collateral from Securities Loaned — 6.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	89,300	89,300

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	8,507	8,507

Total Investment of Cash Collateral from Securities Loaned (Cost $97,814)		97,807

Total Short-Term Investments (Cost $150,558)		150,556

Total Investments — 106.3% (Cost $1,206,621)		1,605,130
Liabilities in Excess of Other Assets — (6.3)%		(94,692)

NET ASSETS — 100.0%		1,510,438

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $95,160.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	463	09/2021	USD	53,384	(547)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan SMID Cap Equity Fund

(formerly known as JPMorgan Intrepid Mid Cap Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Airlines — 0.6%

Alaska Air Group, Inc. *	43	2,581

Automobiles — 1.0%

Thor Industries, Inc.	36	4,065

Banks —7.8%

Commerce Bancshares, Inc.	41	3,043

Cullen/Frost Bankers, Inc.	29	3,203

First Horizon Corp.	331	5,722

ServisFirst Bancshares, Inc.	64	4,357

Signature Bank	23	5,643

SVB Financial Group *	9	4,863

Western Alliance Bancorp	64	5,912

		32,743

Building Products — 2.5%

Fortune Brands Home & Security, Inc.	51	5,062

Lennox International, Inc.	15	5,394

		10,456

Capital Markets — 7.9%

FactSet Research Systems, Inc.	17	5,561

Focus Financial Partners, Inc., Class A *	84	4,076

Lazard Ltd., Class A	102	4,624

LPL Financial Holdings, Inc.	47	6,328

Moelis & Co., Class A	71	4,027

Morningstar, Inc.	20	5,209

StepStone Group, Inc., Class A	95	3,274

		33,099

Chemicals — 1.0%

Axalta Coating Systems Ltd. *	139	4,248

Commercial Services & Supplies — 5.7%

Driven Brands Holdings, Inc. *	112	3,459

IAA, Inc. *	85	4,615

MSA Safety, Inc.	29	4,734

Ritchie Bros Auctioneers, Inc. (Canada)	1	76

Stericycle, Inc. *	52	3,750

Waste Connections, Inc.	62	7,360

		23,994

Construction & Engineering — 1.4%

WillScot Mobile Mini Holdings Corp. *	210	5,857

Containers & Packaging — 3.1%

AptarGroup, Inc.	45	6,360

Crown Holdings, Inc.	41	4,202

Pactiv Evergreen, Inc.	152	2,289

		12,851

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 3.3%

LKQ Corp. *	129	6,340

Pool Corp.	17	7,639

		13,979

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	35	5,152

Electrical Equipment — 1.7%

Generac Holdings, Inc. *	17	6,931

Electronic Equipment, Instruments & Components — 1.1%

Cognex Corp.	53	4,438

Equity Real Estate Investment Trusts (REITs) — 6.4%

American Campus Communities, Inc.	64	2,991

CubeSmart	101	4,673

EastGroup Properties, Inc.	29	4,714

Mid-America Apartment Communities, Inc.	30	5,051

National Retail Properties, Inc.	99	4,650

Outfront Media, Inc. *	195	4,679

		26,758

Food & Staples Retailing — 3.7%

BJ’s Wholesale Club Holdings, Inc. *	119	5,649

Casey’s General Stores, Inc.	20	3,948

Performance Food Group Co. *	123	5,982

		15,579

Food Products — 1.2%

Lamb Weston Holdings, Inc.	62	5,022

Gas Utilities — 1.1%

Atmos Energy Corp.	47	4,556

Health Care Equipment & Supplies — 4.2%

ICU Medical, Inc. *	17	3,397

Ortho Clinical Diagnostics Holdings plc *	141	3,020

STERIS plc	25	5,133

West Pharmaceutical Services, Inc.	16	5,887

		17,437

Health Care Providers & Services — 4.1%

Chemed Corp.	9	4,347

Encompass Health Corp.	70	5,453

Molina Healthcare, Inc. *	29	7,289

		17,089

Health Care Technology — 0.6%

Certara, Inc. *	86	2,434

Hotels, Restaurants & Leisure — 2.8%

Planet Fitness, Inc., Class A *	50	3,751

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Vail Resorts, Inc. *	13	4,150

Wendy’s Co. (The)	157	3,676

		11,577

Household Products — 1.0%

Reynolds Consumer Products, Inc.	133	4,023

Insurance — 2.4%

Kinsale Capital Group, Inc.	32	5,331

RLI Corp.	46	4,765

		10,096

IT Services — 4.8%

Black Knight, Inc. *	73	5,680

Broadridge Financial Solutions, Inc.	35	5,680

Jack Henry & Associates, Inc.	16	2,547

WEX, Inc. *	32	6,141

		20,048

Leisure Products — 1.4%

Brunswick Corp.	59	5,834

Life Sciences Tools & Services — 1.4%

Syneos Health, Inc. *	63	5,672

Machinery — 9.3%

Douglas Dynamics, Inc.	47	1,928

IDEX Corp.	21	4,637

Lincoln Electric Holdings, Inc.	50	6,520

Nordson Corp.	22	4,913

RBC Bearings, Inc. *	24	4,792

Snap-on, Inc.	16	3,479

Toro Co. (The)	78	8,554

Woodward, Inc.	38	4,695

		39,518

Pharmaceuticals — 1.3%

Catalent, Inc. *	52	5,616

Professional Services — 1.3%

TransUnion	51	5,569

Real Estate Management & Development — 0.8%

Cushman & Wakefield plc *	194	3,384

Road & Rail — 1.9%

Knight-Swift Transportation Holdings, Inc.	94	4,284

Landstar System, Inc.	23	3,610

		7,894

Semiconductors & Semiconductor Equipment — 2.0%

CMC Materials, Inc.	28	4,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Monolithic Power Systems, Inc.	11	4,256

		8,551

Software — 8.2%

Aspen Technology, Inc. *	37	5,069

Envestnet, Inc. *	47	3,534

Guidewire Software, Inc. *	38	4,227

nCino, Inc. *	35	2,081

PTC, Inc. *	27	3,865

Q2 Holdings, Inc. *	49	5,031

SS&C Technologies Holdings, Inc.	82	5,883

Tyler Technologies, Inc. *	12	5,320

		35,010

Textiles, Apparel & Luxury Goods — 0.6%

Carter’s, Inc.	26	2,652

Total Common Stocks (Cost $324,317)		414,713

Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $5,811)	5,809	5,812

Total Investments — 100.2% (Cost $330,128)		420,525
Liabilities in Excess of Other Assets — (0.2)%		(749)

NET ASSETS — 100.0%		419,776

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 0.5%

AAR Corp. *	40	1,554

AeroVironment, Inc. *	13	1,282

Astronics Corp. *	131	2,288

Moog, Inc., Class A	11	929

		6,053

Air Freight & Logistics — 0.8%

Echo Global Logistics, Inc. * (a)	246	7,558

Hub Group, Inc., Class A *	24	1,590

		9,148

Airlines — 0.4%

Allegiant Travel Co. *	12	2,289

SkyWest, Inc. *	54	2,309

		4,598

Auto Components — 0.5%

Dana, Inc.	174	4,134

Goodyear Tire & Rubber Co. (The) *	16	276

Lear Corp.	10	1,788

		6,198

Automobiles — 0.0% (b)

Winnebago Industries, Inc.	3	204

Banks — 7.0%

1st Source Corp.	19	869

Atlantic Union Bankshares Corp.	15	549

BancorpSouth Bank	77	2,188

Banner Corp.	60	3,240

Brookline Bancorp, Inc.	109	1,628

Cadence BanCorp	251	5,237

Cathay General Bancorp	102	4,010

Central Pacific Financial Corp.	94	2,439

CIT Group, Inc.	56	2,874

Columbia Banking System, Inc.	98	3,778

CVB Financial Corp. (a)	125	2,563

Eastern Bankshares, Inc.	428	8,804

Enterprise Financial Services Corp. (a)	18	821

Equity Bancshares, Inc., Class A *	35	1,076

First Commonwealth Financial Corp.	126	1,772

First Community Bankshares, Inc.	8	245

First Hawaiian, Inc.	43	1,216

First Merchants Corp.	74	3,071

Flushing Financial Corp.	26	548

Great Western Bancorp, Inc.	115	3,758

HarborOne Bancorp, Inc. (a)	33	479

HomeTrust Bancshares, Inc.	43	1,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Hope Bancorp, Inc.	298	4,231

Independent Bank Corp.	36	779

Investors Bancorp, Inc. (a)	85	1,206

Old National Bancorp	216	3,809

People’s United Financial, Inc.	42	716

Pinnacle Financial Partners, Inc.	31	2,746

Simmons First National Corp., Class A (a)	96	2,828

Trustmark Corp.	109	3,361

UMB Financial Corp.	29	2,729

Webster Financial Corp.	55	2,944

Westamerica BanCorp	36	2,073

		79,787

Biotechnology — 8.5%

ACADIA Pharmaceuticals, Inc. *	58	1,424

Akebia Therapeutics, Inc. *	686	2,601

Amicus Therapeutics, Inc. *	436	4,206

Arena Pharmaceuticals, Inc. * (a)	73	4,956

Atara Biotherapeutics, Inc. *	317	4,936

Athenex, Inc. * (a)	91	421

Biohaven Pharmaceutical Holding Co. Ltd. *	5	476

Black Diamond Therapeutics, Inc. * (a)	190	2,314

Bluebird Bio, Inc. *	18	568

Bridgebio Pharma, Inc. * (a)	31	1,896

Catalyst Pharmaceuticals, Inc. *	732	4,209

Coherus Biosciences, Inc. * (a)	461	6,374

CytomX Therapeutics, Inc. *	283	1,789

Decibel Therapeutics, Inc. *	2	18

Dicerna Pharmaceuticals, Inc. *	77	2,874

Eagle Pharmaceuticals, Inc. *	100	4,260

Eiger BioPharmaceuticals, Inc. *	98	837

Emergent BioSolutions, Inc. *	7	435

Esperion Therapeutics, Inc. * (a)	13	271

Flexion Therapeutics, Inc. * (a)	129	1,062

Gritstone bio, Inc. * (a)	17	152

Harpoon Therapeutics, Inc. * (a)	198	2,748

Heron Therapeutics, Inc. * (a)	186	2,884

Homology Medicines, Inc. * (a)	25	182

Insmed, Inc. *	116	3,290

Intercept Pharmaceuticals, Inc. * (a)	174	3,465

Ligand Pharmaceuticals, Inc. * (a)	24	3,083

Myriad Genetics, Inc. *	72	2,210

OPKO Health, Inc. * (a)	488	1,978

Puma Biotechnology, Inc. * (a)	129	1,188

REGENXBIO, Inc. *	89	3,469

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Sana Biotechnology, Inc. * (a)	1	25

Sarepta Therapeutics, Inc. *	58	4,544

Sensei Biotherapeutics, Inc. * (a)	152	1,479

Sigilon Therapeutics, Inc. *	99	1,067

Sutro Biopharma, Inc. *	15	282

TG Therapeutics, Inc. *	63	2,444

Travere Therapeutics, Inc. *	73	1,071

Turning Point Therapeutics, Inc. *	14	1,084

UroGen Pharma Ltd. * (a)	52	800

Vanda Pharmaceuticals, Inc. * (a)	310	6,657

Xencor, Inc. *	168	5,806

Y-mAbs Therapeutics, Inc. * (a)	4	145

		95,980

Building Products — 0.6%

Advanced Drainage Systems, Inc.	11	1,294

Cornerstone Building Brands, Inc. *	87	1,574

Gibraltar Industries, Inc. * (a)	6	473

Masonite International Corp. *	5	548

Quanex Building Products Corp.	43	1,071

UFP Industries, Inc.	29	2,133

		7,093

Capital Markets — 1.9%

Artisan Partners Asset Management, Inc., Class A	10	488

Blucora, Inc. *	153	2,645

Brightsphere Investment Group, Inc.	91	2,142

Cohen & Steers, Inc.	8	665

Cowen, Inc., Class A (a)	63	2,569

Donnelley Financial Solutions, Inc. * (a)	42	1,374

Federated Hermes, Inc.	48	1,634

Focus Financial Partners, Inc., Class A *	67	3,235

Houlihan Lokey, Inc.	4	296

Piper Sandler Cos.	9	1,179

Stifel Financial Corp.	41	2,667

Virtus Investment Partners, Inc.	9	2,417

		21,311

Chemicals — 2.0%

Avient Corp.	77	3,795

FutureFuel Corp.	94	905

HB Fuller Co.	20	1,279

Ingevity Corp. *	38	3,123

Koppers Holdings, Inc. *	41	1,317

Minerals Technologies, Inc.	27	2,099

Orion Engineered Carbons SA (Germany) *	49	931

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

PQ Group Holdings, Inc.	37	561

Trinseo SA	30	1,803

Tronox Holdings plc, Class A	193	4,318

Zymergen, Inc. * (a)	60	2,417

		22,548

Commercial Services & Supplies — 2.5%

ABM Industries, Inc.	131	5,816

ACCO Brands Corp.	209	1,801

Brink’s Co. (The) (a)	15	1,168

Ennis, Inc. (a)	105	2,263

Healthcare Services Group, Inc.	61	1,935

Heritage-Crystal Clean, Inc. *	22	665

Herman Miller, Inc.	88	4,134

HNI Corp.	72	3,145

SP Plus Corp. *	33	994

Steelcase, Inc., Class A	222	3,348

Team, Inc. *	43	291

Tetra Tech, Inc.	25	3,027

		28,587

Communications Equipment — 1.7%

ADTRAN, Inc.	48	999

EchoStar Corp., Class A *	265	6,434

Extreme Networks, Inc. *	381	4,254

NetScout Systems, Inc. * (a)	263	7,513

		19,200

Construction & Engineering — 3.7%

Arcosa, Inc. (a)	44	2,561

Argan, Inc.	87	4,153

Comfort Systems USA, Inc.	91	7,194

EMCOR Group, Inc.	66	8,081

MasTec, Inc. *	102	10,780

Matrix Service Co. * (a)	217	2,280

MYR Group, Inc. *	26	2,366

Primoris Services Corp.	164	4,812

		42,227

Construction Materials — 0.1%

Forterra, Inc. *	10	228

US Concrete, Inc. * (a)	6	472

		700

Consumer Finance — 1.2%

Credit Acceptance Corp. * (a)	4	1,623

EZCORP, Inc., Class A * (a)	40	241

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Consumer Finance — continued

FirstCash, Inc. (a)	19	1,470

Navient Corp.	230	4,450

Nelnet, Inc., Class A	5	339

PROG Holdings, Inc.	96	4,620

Regional Management Corp. (a)	17	805

		13,548

Containers & Packaging — 0.3%

Graphic Packaging Holding Co.	41	744

Greif, Inc., Class A (a)	27	1,653

Myers Industries, Inc.	12	259

Pactiv Evergreen, Inc.	15	223

		2,879

Distributors — 0.5%

Core-Mark Holding Co., Inc. (a)	124	5,578

Diversified Consumer Services — 0.2%

Coursera, Inc. * (a)	17	666

Houghton Mifflin Harcourt Co. *	160	1,769

		2,435

Diversified Telecommunication Services — 0.0% (b)

Consolidated Communications Holdings, Inc. *	40	355

Electric Utilities — 0.5%

IDACORP, Inc.	6	546

PNM Resources, Inc.	27	1,302

Portland General Electric Co.	59	2,707

Spark Energy, Inc., Class A (a)	95	1,074

		5,629

Electrical Equipment — 0.9%

AZZ, Inc.	16	849

Bloom Energy Corp., Class A * (a)	112	3,020

Powell Industries, Inc.	50	1,558

Sunrun, Inc. *	86	4,802

Thermon Group Holdings, Inc. *	35	588

		10,817

Electronic Equipment, Instruments & Components — 2.1%

Benchmark Electronics, Inc. (a)	124	3,527

Fabrinet (Thailand) *	34	3,296

Insight Enterprises, Inc. *	8	790

Kimball Electronics, Inc. *	25	539

Knowles Corp. *	146	2,882

OSI Systems, Inc. *	20	2,071

Sanmina Corp. *	43	1,687

ScanSource, Inc. *	162	4,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

TTM Technologies, Inc. *	115	1,646

Vishay Intertechnology, Inc.	154	3,468

		24,457

Energy Equipment & Services — 0.6%

ChampionX Corp. *	28	718

NexTier Oilfield Solutions, Inc. * (a)	306	1,456

Oceaneering International, Inc. *	23	361

Oil States International, Inc. * (a)	89	699

Patterson-UTI Energy, Inc. (a)	190	1,885

ProPetro Holding Corp. *	113	1,033

Select Energy Services, Inc., Class A *	49	294

		6,446

Entertainment — 1.1%

AMC Entertainment Holdings, Inc., Class A * (a)	64	3,633

Cinemark Holdings, Inc. *	41	889

Lions Gate Entertainment Corp., Class A * (a)	385	7,976

		12,498

Equity Real Estate Investment Trusts (REITs) — 5.5%

Agree Realty Corp.	39	2,721

Alexander & Baldwin, Inc.	53	977

American Assets Trust, Inc.	18	674

American Finance Trust, Inc.	42	357

Americold Realty Trust	39	1,479

Broadstone Net Lease, Inc. (a)	65	1,517

CareTrust REIT, Inc.	60	1,387

CatchMark Timber Trust, Inc., Class A	48	566

Centerspace	12	963

Chatham Lodging Trust *	13	166

City Office REIT, Inc.	65	808

Columbia Property Trust, Inc.	10	181

Community Healthcare Trust, Inc.	20	954

Corporate Office Properties Trust	43	1,206

DiamondRock Hospitality Co. *	127	1,235

DigitalBridge Group, Inc. * (a)	153	1,207

Easterly Government Properties, Inc.	31	649

Equity LifeStyle Properties, Inc.	4	312

Essential Properties Realty Trust, Inc.	37	987

First Industrial Realty Trust, Inc.	40	2,074

Four Corners Property Trust, Inc.	82	2,270

Getty Realty Corp.	64	2,000

Gladstone Commercial Corp. (a)	47	1,066

Global Medical REIT, Inc. (a)	7	106

Global Net Lease, Inc.	34	629

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Healthcare Realty Trust, Inc.	53	1,586

Highwoods Properties, Inc.	13	601

Independence Realty Trust, Inc.	37	675

Innovative Industrial Properties, Inc. (a)	4	764

Kite Realty Group Trust	78	1,723

Lexington Realty Trust (a)	109	1,298

National Storage Affiliates Trust	37	1,881

New Senior Investment Group, Inc. (a)	180	1,579

Physicians Realty Trust	77	1,420

Piedmont Office Realty Trust, Inc., Class A	77	1,413

Plymouth Industrial REIT, Inc.	74	1,489

PotlatchDeltic Corp.	33	1,754

QTS Realty Trust, Inc., Class A	39	3,029

Retail Opportunity Investments Corp.	38	664

Retail Properties of America, Inc., Class A	68	777

Ryman Hospitality Properties, Inc. *	16	1,287

Sabra Health Care REIT, Inc.	137	2,501

Service Properties Trust	25	314

SITE Centers Corp.	49	735

STAG Industrial, Inc.	87	3,263

Summit Hotel Properties, Inc. *	27	247

Sunstone Hotel Investors, Inc. *	240	2,980

Terreno Realty Corp.	33	2,149

UMH Properties, Inc.	39	853

Xenia Hotels & Resorts, Inc. *	77	1,438

		62,911

Food & Staples Retailing — 0.2%

Andersons, Inc. (The)	7	201

SpartanNash Co. (a)	7	139

Sprouts Farmers Market, Inc. *	101	2,498

		2,838

Food Products — 1.1%

Darling Ingredients, Inc. *	143	9,631

John B Sanfilippo & Son, Inc.	20	1,780

Seneca Foods Corp., Class A *	33	1,678

		13,089

Gas Utilities — 0.5%

New Jersey Resources Corp.	21	815

Northwest Natural Holding Co.	23	1,218

ONE Gas, Inc.	26	1,950

Southwest Gas Holdings, Inc.	18	1,198

		5,181

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 4.9%

Accuray, Inc. * (a)	460	2,078

AngioDynamics, Inc. *	107	2,897

Bioventus, Inc., Class A *	104	1,822

Cardiovascular Systems, Inc. * (a)	270	11,498

Integer Holdings Corp. * (a)	66	6,184

LivaNova plc *	34	2,851

Natus Medical, Inc. *	91	2,364

NuVasive, Inc. *	227	15,406

SeaSpine Holdings Corp. *	20	408

STAAR Surgical Co. *	44	6,664

Varex Imaging Corp. * (a)	35	931

Zynex, Inc. * (a)	161	2,493

		55,596

Health Care Providers & Services — 2.8%

AdaptHealth Corp. *	207	5,674

Apollo Medical Holdings, Inc. * (a)	12	760

Cross Country Healthcare, Inc. *	361	5,957

Ensign Group, Inc. (The)	2	191

HealthEquity, Inc. *	24	1,899

LHC Group, Inc. *	20	4,085

ModivCare, Inc. *	2	391

Option Care Health, Inc. *	175	3,823

Owens & Minor, Inc. (a)	75	3,183

Tenet Healthcare Corp. * (a)	82	5,492

Tivity Health, Inc. * (a)	15	389

		31,844

Health Care Technology — 1.5%

Allscripts Healthcare Solutions, Inc. * (a)	664	12,288

Evolent Health, Inc., Class A *	200	4,216

Inspire Medical Systems, Inc. *	3	580

		17,084

Hotels, Restaurants & Leisure — 1.5%

Bloomin’ Brands, Inc. *	187	5,086

Boyd Gaming Corp. *	70	4,318

Del Taco Restaurants, Inc.	255	2,553

ESC Co. * ‡	64	—	(c)

Marriott Vacations Worldwide Corp. *	33	5,225

		17,182

Household Durables — 2.0%

Ethan Allen Interiors, Inc. (a)	38	1,049

Hooker Furniture Corp.	22	745

Meritage Homes Corp. *	10	931

TopBuild Corp. *	29	5,637

Tri Pointe Homes, Inc. *	678	14,531

		22,893

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	51

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — 0.1%

Central Garden & Pet Co., Class A *	24	1,145

Independent Power and Renewable Electricity Producers — 0.1%

Clearway Energy, Inc.	33	844

Clearway Energy, Inc., Class C	8	222

		1,066

Insurance — 0.9%

American Equity Investment Life Holding Co.	50	1,627

Argo Group International Holdings Ltd.	33	1,700

CNO Financial Group, Inc.	112	2,654

First American Financial Corp.	12	753

Heritage Insurance Holdings, Inc.	9	75

Horace Mann Educators Corp.	5	180

James River Group Holdings Ltd.	10	364

Oscar Health, Inc., Class A *	12	252

Primerica, Inc.	7	1,049

Selective Insurance Group, Inc.	14	1,120

Stewart Information Services Corp.	18	1,043

		10,817

Interactive Media & Services — 0.7%

EverQuote, Inc., Class A *	20	650

QuinStreet, Inc. * (a)	199	3,690

Yelp, Inc. * (a)	104	4,136

		8,476

Internet & Direct Marketing Retail — 0.3%

Stamps.com, Inc. * (a)	18	3,565

IT Services — 1.6%

CSG Systems International, Inc.	12	561

DigitalOcean Holdings, Inc. * (a)	61	3,415

EVERTEC, Inc. (Puerto Rico)	36	1,550

LiveRamp Holdings, Inc. *	43	1,991

Perficient, Inc. * (a)	98	7,910

Sykes Enterprises, Inc. *	57	3,034

		18,461

Life Sciences Tools & Services — 0.7%

Adaptive Biotechnologies Corp. *	21	866

Medpace Holdings, Inc. *	23	4,093

Personalis, Inc. *	142	3,593

		8,552

Machinery — 1.7%

Altra Industrial Motion Corp.	68	4,408

Barnes Group, Inc.	17	882

Douglas Dynamics, Inc.	49	1,980

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

EnPro Industries, Inc. (a)	23	2,205

Kadant, Inc.	13	2,302

Manitowoc Co., Inc. (The) *	77	1,879

Meritor, Inc. *	62	1,452

Rexnord Corp. (a)	9	455

Wabash National Corp. (a)	262	4,199

		19,762

Marine — 0.1%

Costamare, Inc. (Monaco)	60	712

Media — 1.1%

AMC Networks, Inc., Class A * (a)	82	5,458

Hemisphere Media Group, Inc. *	98	1,159

National CineMedia, Inc. (a)	174	884

Sinclair Broadcast Group, Inc., Class A (a)	140	4,660

		12,161

Metals & Mining — 1.5%

Alcoa Corp. *	68	2,498

Allegheny Technologies, Inc. * (a)	89	1,847

Arconic Corp. *	65	2,322

Cleveland-Cliffs, Inc. * (a)	105	2,257

Commercial Metals Co.	77	2,378

Kaiser Aluminum Corp.	10	1,235

Materion Corp. (a)	15	1,123

SunCoke Energy, Inc.	234	1,674

United States Steel Corp. (a)	18	434

Warrior Met Coal, Inc. (a)	77	1,324

Worthington Industries, Inc.	3	170

		17,262

Mortgage Real Estate Investment Trusts (REITs) — 1.5%

Ares Commercial Real Estate Corp.	43	624

Blackstone Mortgage Trust, Inc., Class A (a)	49	1,569

Ellington Financial, Inc.	81	1,553

Granite Point Mortgage Trust, Inc.	19	277

Great Ajax Corp.	6	78

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	41	2,291

KKR Real Estate Finance Trust, Inc. (a)	94	2,031

Ladder Capital Corp.	122	1,410

PennyMac Mortgage Investment Trust	133	2,797

Ready Capital Corp.	24	373

Redwood Trust, Inc.	235	2,842

TPG RE Finance Trust, Inc.	70	936

		16,781

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.8%

Dillard’s, Inc., Class A (a)	25	4,595

Macy’s, Inc. *	213	4,040

		8,635

Multi-Utilities — 0.1%

Black Hills Corp.	25	1,634

Oil, Gas & Consumable Fuels — 2.5%

Antero Resources Corp. *	271	4,072

Arch Resources, Inc. *	23	1,296

Berry Corp.	33	221

CNX Resources Corp. *	48	650

Delek US Holdings, Inc.	39	852

Dorian LPG Ltd. *	52	734

Falcon Minerals Corp.	21	106

Green Plains, Inc. * (a)	58	1,943

Magnolia Oil & Gas Corp., Class A *	224	3,493

Ovintiv, Inc.	264	8,295

PDC Energy, Inc.	54	2,473

Range Resources Corp. * (a)	127	2,134

Renewable Energy Group, Inc. * (a)	25	1,579

REX American Resources Corp. *	13	1,143

		28,991

Paper & Forest Products — 0.7%

Domtar Corp. *	26	1,447

Glatfelter Corp.	116	1,623

Louisiana-Pacific Corp.	44	2,679

Neenah, Inc.	14	687

Verso Corp., Class A	62	1,103

		7,539

Personal Products — 2.1%

BellRing Brands, Inc., Class A * (a)	328	10,267

Herbalife Nutrition Ltd. *	25	1,312

Honest Co., Inc. (The) * (a)	74	1,196

Medifast, Inc.	5	1,528

Nu Skin Enterprises, Inc., Class A	68	3,858

USANA Health Sciences, Inc. * (a)	52	5,372

		23,533

Pharmaceuticals — 2.1%

Amneal Pharmaceuticals, Inc. *	305	1,560

Amphastar Pharmaceuticals, Inc. *	128	2,576

Arvinas, Inc. *	1	110

BioDelivery Sciences International, Inc. *	532	1,904

Corcept Therapeutics, Inc. * (a)	372	8,188

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Endo International plc * (a)	567	2,655

Fulcrum Therapeutics, Inc. * (a)	127	1,328

Landos Biopharma, Inc. *	115	1,333

Lannett Co., Inc. * (a)	356	1,663

Marinus Pharmaceuticals, Inc. * (a)	103	1,853

VYNE Therapeutics, Inc. * (a)	8	27

WaVe Life Sciences Ltd. *	166	1,103

		24,300

Professional Services — 3.5%

Barrett Business Services, Inc.	14	1,010

CACI International, Inc., Class A *	10	2,462

Heidrick & Struggles International, Inc.	8	361

Huron Consulting Group, Inc. *	66	3,248

KBR, Inc. (a)	29	1,087

Kelly Services, Inc., Class A *	163	3,910

Kforce, Inc.	49	3,109

Korn Ferry	34	2,467

ManTech International Corp., Class A	170	14,693

TrueBlue, Inc. *	124	3,488

Upwork, Inc. *	63	3,643

		39,478

Real Estate Management & Development — 0.2%

Realogy Holdings Corp. *	149	2,720

Road & Rail — 0.6%

ArcBest Corp.	98	5,692

Schneider National, Inc., Class B	18	394

Werner Enterprises, Inc. (a)	13	579

		6,665

Semiconductors & Semiconductor Equipment — 2.3%

Amkor Technology, Inc. (a)	79	1,878

Cirrus Logic, Inc. *	17	1,409

Cohu, Inc. * (a)	99	3,657

MACOM Technology Solutions Holdings, Inc. *	16	993

Rambus, Inc. *	204	4,843

SMART Global Holdings, Inc. * (a)	208	9,898

SunPower Corp. * (a)	47	1,359

Veeco Instruments, Inc. * (a)	94	2,256

		26,293

Software — 5.2%

A10 Networks, Inc. * (a)	344	3,873

ACI Worldwide, Inc. * (a)	63	2,352

Alkami Technology, Inc. * (a)	13	463

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	53

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

American Software, Inc., Class A	142	3,127

Appfolio, Inc., Class A * (a)	47	6,580

Avaya Holdings Corp. * (a)	147	3,965

Blackline, Inc. *	6	656

Box, Inc., Class A *	117	2,984

CommVault Systems, Inc. *	59	4,577

Digital Turbine, Inc. *	26	1,977

eGain Corp. *	320	3,672

Envestnet, Inc. *	4	288

JFrog Ltd. (Israel) * (a)	12	546

Momentive Global, Inc. *	245	5,154

Qualys, Inc. *	5	551

SecureWorks Corp., Class A * (a)	89	1,640

Sprout Social, Inc., Class A *	37	3,309

SPS Commerce, Inc. *	3	330

Vonage Holdings Corp. *	315	4,536

Workiva, Inc. *	82	9,162

		59,742

Specialty Retail — 3.0%

Abercrombie & Fitch Co., Class A *	137	6,342

Bed Bath & Beyond, Inc. *	60	1,997

Children’s Place, Inc. (The) * (a)	17	1,545

Group 1 Automotive, Inc.	5	818

Guess?, Inc. (a)	74	1,964

Hibbett, Inc. *	24	2,118

Lithia Motors, Inc., Class A	3	1,168

Murphy USA, Inc.	38	5,058

Signet Jewelers Ltd. *	23	1,826

Sleep Number Corp. *	50	5,454

Sonic Automotive, Inc., Class A (a)	46	2,045

Winmark Corp.	4	788

Zumiez, Inc. *	65	3,178

		34,301

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. * (a)	68	878

Textiles, Apparel & Luxury Goods — 0.6%

Deckers Outdoor Corp. *	13	4,926

G-III Apparel Group Ltd. *	46	1,505

		6,431

Thrifts & Mortgage Finance — 2.4%

Axos Financial, Inc. *	52	2,408

Essent Group Ltd.	92	4,139

HomeStreet, Inc.	43	1,764

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

Meridian Bancorp, Inc.	185	3,776

MGIC Investment Corp.	116	1,583

Mr. Cooper Group, Inc. *	29	965

NMI Holdings, Inc., Class A *	26	594

Northfield Bancorp, Inc.	174	2,852

PennyMac Financial Services, Inc.	38	2,327

Premier Financial Corp.	14	384

Radian Group, Inc.	144	3,203

Washington Federal, Inc.	103	3,265

		27,260

Trading Companies & Distributors — 2.1%

Boise Cascade Co.	21	1,252

Herc Holdings, Inc. *	135	15,162

MRC Global, Inc. *	151	1,415

NOW, Inc. *	395	3,749

Rush Enterprises, Inc., Class A	18	783

Veritiv Corp. *	21	1,282

		23,643

Water Utilities — 0.6%

American States Water Co.	89	7,101

Wireless Telecommunication Services — 0.3%

Gogo, Inc. * (a)	331	3,762

Total Common Stocks (Cost $826,559)		1,108,560

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	165

	SHARES (000)
Short-Term Investments — 11.0%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $30,587)	30,572	30,588

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — 8.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	84,604	84,603

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	10,743	10,743

Total Investment of Cash Collateral from Securities Loaned (Cost $95,353)		95,346

Total Short-Term Investments (Cost $125,940)		125,934

Total Investments — 108.1% (Cost $952,499)		1,234,659
Liabilities in Excess of Other Assets — (8.1)%		(92,747)

NET ASSETS — 100.0%		1,141,912

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $92,471.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	273	09/2021	USD	31,477	(119)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,089,770		$8,367,098		$6,688,103
Investments in affiliates, at value	36,638		206,013		176,586
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	62,062		113,476		522,156
Cash	3		13		5
Receivables:
Investment securities sold	6,690		14,500		9,323
Fund shares sold	3,721		12,808		4,563
Dividends from non-affiliates	658		5,229		1,102
Dividends from affiliates	—	(a)	—	(a)	1
Securities lending income (See Note 2.B.)	10		14		101

Total Assets	1,199,552		8,719,151		7,401,940

LIABILITIES:
Payables:
Investment securities purchased	1,863		27,219		16,333
Collateral received on securities loaned (See Note 2.B.)	62,062		113,476		522,156
Fund shares redeemed	1,204		4,481		15,534
Accrued liabilities:
Investment advisory fees	574		4,589		3,513
Administration fees	56		532		375
Distribution fees	65		235		223
Service fees	125		1,136		468
Custodian and accounting fees	12		66		58
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—
Other	87		286		95

Total Liabilities	66,048		152,020		558,755

Net Assets	$1,133,504		$8,567,131		$6,843,185

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$821,777	$4,340,913	$4,242,925
Total distributable earnings (loss)	311,727	4,226,218	2,600,260

Total Net Assets	$1,133,504	$8,567,131	$6,843,185

Net Assets:
Class A	$279,114	$846,460	$760,153
Class C	13,468	87,848	90,880
Class I	344,974	4,239,905	1,013,916
Class L	—	—	1,096,814
Class R2	—	7,744	31,503
Class R3	—	5,829	9,313
Class R4	—	834	5,878
Class R5	—	1,309,013	40,613
Class R6	495,948	2,069,498	3,794,115

Total	$1,133,504	$8,567,131	$6,843,185

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,736	13,015	29,394
Class C	748	1,935	5,469
Class I	9,911	55,176	34,341
Class L	—	—	35,691
Class R2	—	122	1,283
Class R3	—	90	361
Class R4	—	11	225
Class R5	—	16,969	1,320
Class R6	14,187	26,829	121,733

Net Asset Value (a):
Class A — Redemption price per share	$28.67	$65.04	$25.86
Class C — Offering price per share (b)	18.01	45.39	16.62
Class I — Offering and redemption price per share	34.81	76.84	29.53
Class L — Offering and redemption price per share	—	—	30.73
Class R2 — Offering and redemption price per share	—	63.47	24.55
Class R3 — Offering and redemption price per share	—	64.53	25.79
Class R4 — Offering and redemption price per share	—	76.73	26.08
Class R5 — Offering and redemption price per share	—	77.14	30.76
Class R6 — Offering and redemption price per share	34.96	77.14	31.17
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$30.26	$68.64	$27.29

Cost of investments in non-affiliates	$815,613	$5,192,296	$4,536,797
Cost of investments in affiliates	36,634	205,976	176,567
Investment securities on loan, at value (See Note 2.B.)	60,304	110,670	505,147
Cost of investment of cash collateral (See Note 2.B.)	62,066	113,481	522,195

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)		JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$357,008		$1,454,574		$414,713		$1,108,725
Investments in affiliates, at value	3,128		52,749		5,812		30,588
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	42,801		97,807		—		95,346
Cash	166		567		—	(a)	855
Deposits at broker for futures contracts	362		3,195		—		1,773
Receivables:
Due from custodian	—		—		—		1,553
Investment securities sold	7,958		—		340		326
Fund shares sold	117		1,197		570		1,553
Dividends from non-affiliates	255		1,562		245		682
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	8		33		—	(a)	21
Variation margin on futures contracts	—		39		—		11

Total Assets	411,803		1,611,723		421,680		1,241,433

LIABILITIES:
Payables:
Investment securities purchased	464		—		76		1,553
Collateral received on securities loaned (See Note 2.B.)	42,801		97,807		—		95,347
Fund shares redeemed	2,027		2,282		1,420		1,685
Variation margin on futures contracts	3		—		—		—
Accrued liabilities:
Investment advisory fees	217		817		188		564
Administration fees	18		94		25		71
Distribution fees	4		66		50		67
Service fees	17		114		67		123
Custodian and accounting fees	16		21		10		25
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—		—	(a)
Other	50		84		68		86

Total Liabilities	45,617		101,285		1,904		99,521

Net Assets	$366,186		$1,510,438		$419,776		$1,141,912

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$251,608	$944,234	$262,816	$670,141
Total distributable earnings (loss)	114,578	566,204	156,960	471,771

Total Net Assets	$366,186	$1,510,438	$419,776	$1,141,912

Net Assets:
Class A	$7,279	$200,857	$171,962	$135,165
Class C	1,944	8,518	22,348	22,386
Class I	34,171	232,544	148,567	216,248
Class L	—	—	—	317,162
Class R2	481	34,800	—	43,496
Class R3	5,418	17,272	2,223	36,745
Class R4	2,557	28,524	1,146	11,590
Class R5	165,829	58,262	—	9,804
Class R6	148,507	929,661	73,530	349,316

Total	$366,186	$1,510,438	$419,776	$1,141,912

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	105	6,265	8,144	5,743
Class C	29	339	1,376	1,016
Class I	491	6,735	6,514	8,934
Class L	—	—	—	13,114
Class R2	7	1,101	—	1,898
Class R3	78	540	105	1,573
Class R4	37	826	50	482
Class R5	2,374	1,686	—	406
Class R6	2,129	26,856	3,220	14,432

Net Asset Value (a):
Class A — Redemption price per share	$69.13	$32.06	$21.12	$23.54
Class C — Offering price per share (b)	67.97	25.08	16.25	22.04
Class I — Offering and redemption price per share	69.56	34.53	22.81	24.21
Class L — Offering and redemption price per share	—	—	—	24.18
Class R2 — Offering and redemption price per share	68.98	31.62	—	22.92
Class R3 — Offering and redemption price per share	69.34	32.00	21.08	23.36
Class R4 — Offering and redemption price per share	69.59	34.52	22.70	24.05
Class R5 — Offering and redemption price per share	69.85	34.56	—	24.13
Class R6 — Offering and redemption price per share	69.75	34.62	22.83	24.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$72.96	$33.84	$22.29	$24.84

Cost of investments in non-affiliates	$260,847	$1,056,063	$324,317	$826,559
Cost of investments in affiliates	3,127	52,744	5,811	30,587
Investment securities on loan, at value (See Note 2.B.)	41,694	95,160	—	92,471
Cost of investment of cash collateral (See Note 2.B.)	42,804	97,814	—	95,353

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$—	$— (a)
Dividend income from non-affiliates	8,325	97,554	13,061
Dividend income from affiliates	23	390	132
Income from securities lending (net) (See Note 2.B.)	236	535	3,875

Total investment income	8,584	98,479	17,068

EXPENSES:
Investment advisory fees	5,007	51,741	38,421
Administration fees	578	5,970	4,433
Distribution fees:
Class A	501	1,970	1,750
Class C	127	657	628
Class R2	—	36	150
Class R3	—	11	18
Service fees:
Class A	501	1,970	1,750
Class C	42	219	209
Class I	620	9,891	2,014
Class L	—	—	1,021
Class R2	—	18	75
Class R3	—	11	18
Class R4	—	2	11
Class R5	—	1,167	34
Custodian and accounting fees	47	261	212
Interest expense to affiliates	— (a)	— (a)	2
Professional fees	51	108	96
Trustees’ and Chief Compliance Officer’s fees	26	46	39
Printing and mailing costs	63	453	378
Registration and filing fees	108	134	268
Transfer agency fees (See Note 2.F.)	27	322	173
Other	30	132	81

Total expenses	7,728	75,119	51,781

Less fees waived	(255)	(867)	(495)
Less expense reimbursements	—	—	(65)

Net expenses	7,473	74,252	51,221

Net investment income (loss)	1,111	24,227	(34,153)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	61,720	1,495,563	863,481
Investments in affiliates	(4)	(41)	(19)

Net realized gain (loss)	61,716	1,495,522	863,462

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	226,199	1,471,926	1,186,256
Investments in affiliates	(9)	(78)	(58)

Change in net unrealized appreciation/depreciation	226,190	1,471,848	1,186,198

Net realized/unrealized gains (losses)	287,906	2,967,370	2,049,660

Change in net assets resulting from operations	$289,017	$2,991,597	$2,015,507

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—	$—
Dividend income from non-affiliates	4,590	20,569	4,694	11,197
Dividend income from affiliates	10	32	10	26
Non-cash dividend income from non-affiliates	267	—	—	—
Income from securities lending (net) (See Note 2.B.)	178	993	68	811

Total investment income	5,045	21,594	4,772	12,034

EXPENSES:
Investment advisory fees	2,674	8,043	2,242	6,110
Administration fees	309	928	306	764
Distribution fees:
Class A	14	398	411	289
Class C	14	59	185	154
Class R2	1	156	—	190
Class R3	11	35	18	74
Service fees:
Class A	14	398	411	289
Class C	5	20	62	51
Class I	58	418	337	471
Class L	—	—	—	302
Class R2	1	78	—	95
Class R3	11	35	18	74
Class R4	6	40	2	25
Class R5	159	43	—	8
Custodian and accounting fees	76	73	35	87
Interest expense to affiliates	— (a)	— (a)	— (a)	— (a)
Professional fees	72	57	65	57
Trustees’ and Chief Compliance Officer’s fees	26	28	26	28
Printing and mailing costs	3	76	45	57
Registration and filing fees	51	117	52	129
Transfer agency fees (See Note 2.F.)	14	97	54	58
Other	16	31	15	29

Total expenses	3,535	11,130	4,284	9,341

Less fees waived	(264)	(103)	(354)	(22)
Less expense reimbursements	(3)	—	(2)	—

Net expenses	3,268	11,027	3,928	9,319

Net investment income (loss)	1,777	10,567	844	2,715

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	117,591	231,216	94,472	253,215
Investments in affiliates	(2)	(5)	(1)	(6)
Futures contracts	2,848	9,580	553	7,255

Net realized gain (loss)	120,437	240,791	95,024	260,464

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	81,134	419,326	45,272	221,181
Investments in affiliates	(9)	(15)	(4)	(17)
Futures contracts	(93)	(826)	(108)	(172)

Change in net unrealized appreciation/depreciation	81,032	418,485	45,160	220,992

Net realized/unrealized gains (losses)	201,469	659,276	140,184	481,456

Change in net assets resulting from operations	$203,246	$669,843	$141,028	$484,171

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,111	$1,508	$24,227	$37,847
Net realized gain (loss)	61,716	(634)	1,495,522	(144,466)
Change in net unrealized appreciation/depreciation	226,190	(2,118)	1,471,848	(137,311)

Change in net assets resulting from operations	289,017	(1,244)	2,991,597	(243,930)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,491)	(4,206)	(23,187)	(40,838)
Class C	(703)	(1,643)	(3,627)	(6,716)
Class I	(4,107)	(3,897)	(108,102)	(145,648)
Class R2	—	—	(200)	(416)
Class R3	—	—	(135)	(144)
Class R4	—	—	(17)	(23)
Class R5	—	—	(32,929)	(54,434)
Class R6	(4,922)	(3,543)	(56,367)	(73,447)

Total distributions to shareholders	(13,223)	(13,289)	(224,564)	(321,666)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	384,851	139,135	(795,388)	885,158

NET ASSETS:
Change in net assets	660,645	124,602	1,971,645	319,562
Beginning of period	472,859	348,257	6,595,486	6,275,924

End of period	$1,133,504	$472,859	$8,567,131	$6,595,486

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(34,153)	$(8,294)	$1,777	$3,252
Net realized gain (loss)	863,462	185,416	120,437	(28,853)
Change in net unrealized appreciation/depreciation	1,186,198	386,775	81,032	(31,313)

Change in net assets resulting from operations	2,015,507	563,897	203,246	(56,914)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(51,789)	(25,608)	(35)	(207)
Class C	(8,859)	(5,161)	(2)	(85)
Class I	(46,046)	(17,200)	(142)	(765)
Class L	(66,160)	(32,083)	—	—
Class R2	(2,275)	(1,612)	(1)	(7)
Class R3	(511)	(220)	(28)	(227)
Class R4	(280)	(139)	(22)	(104)
Class R5	(1,892)	(807)	(1,585)	(9,535)
Class R6	(204,601)	(90,416)	(2,200)	(9,154)

Total distributions to shareholders	(382,413)	(173,246)	(4,015)	(20,084)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,249,938	692,836	(182,906)	(22,685)

NET ASSETS:
Change in net assets	2,883,032	1,083,487	16,325	(99,683)
Beginning of period	3,960,153	2,876,666	349,861	449,544

End of period	$6,843,185	$3,960,153	$366,186	$349,861

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,567	$13,687	$844	$3,435
Net realized gain (loss)	240,791	(12,093)	95,024	36,663
Change in net unrealized appreciation/depreciation	418,485	(200,038)	45,160	(57,837)

Change in net assets resulting from operations	669,843	(198,444)	141,028	(17,739)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(808)	(10,797)	(6,204)	(21,131)
Class C	(36)	(1,133)	(1,102)	(5,115)
Class I	(1,091)	(14,242)	(5,432)	(17,337)
Class R2	(132)	(2,111)	—	—
Class R3	(77)	(926)	(80)	(1,616)
Class R4	(96)	(6)	(23)	(132)
Class R5	(311)	(2,678)	—	—
Class R6	(6,855)	(51,882)	(2,861)	(9,366)

Total distributions to shareholders	(9,406)	(83,775)	(15,702)	(54,697)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(105,572)	(315,490)	(96,215)	(66,132)

NET ASSETS:
Change in net assets	554,865	(597,709)	29,111	(138,568)
Beginning of period	955,573	1,553,282	390,665	529,233

End of period	$1,510,438	$955,573	$419,776	$390,665

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,715	$6,022
Net realized gain (loss)	260,464	(2,410)
Change in net unrealized appreciation/depreciation	220,992	(106,057)

Change in net assets resulting from operations	484,171	(102,445)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,058)	(357)
Class C	(541)	(14)
Class I	(5,378)	(1,438)
Class L	(9,176)	(3,033)
Class R2	(1,049)	(20)
Class R3	(854)	(95)
Class R4	(302)	(52)
Class R5	(260)	(50)
Class R6	(9,828)	(3,261)

Total distributions to shareholders	(30,446)	(8,320)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(211,849)	(382,146)

NET ASSETS:
Change in net assets	241,876	(492,911)
Beginning of period	900,036	1,392,947

End of period	$1,141,912	$900,036

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$109,217	$54,866	$116,722	$313,626
Distributions reinvested	3,248	3,607	21,887	38,275
Cost of shares redeemed	(38,093)	(37,184)	(216,836)	(415,845)

Change in net assets resulting from Class A capital transactions	74,372	21,289	(78,227)	(63,944)

Class C
Proceeds from shares issued	6,513	10,538	1,644	2,175
Distributions reinvested	247	347	3,552	6,552
Cost of shares redeemed	(25,040)	(22,645)	(26,763)	(27,646)

Change in net assets resulting from Class C capital transactions	(18,280)	(11,760)	(21,567)	(18,919)

Class I
Proceeds from shares issued	169,692	102,711	1,268,974	1,699,465
Distributions reinvested	4,096	3,883	103,830	138,087
Cost of shares redeemed	(67,324)	(62,751)	(1,754,116)	(1,065,103)

Change in net assets resulting from Class I capital transactions	106,464	43,843	(381,312)	772,449

Class R2
Proceeds from shares issued	—	—	2,319	3,031
Distributions reinvested	—	—	185	325
Cost of shares redeemed	—	—	(3,904)	(5,397)

Change in net assets resulting from Class R2 capital transactions	—	—	(1,400)	(2,041)

Class R3
Proceeds from shares issued	—	—	2,006	1,095
Distributions reinvested	—	—	121	125
Cost of shares redeemed	—	—	(731)	(569)

Change in net assets resulting from Class R3 capital transactions	—	—	1,396	651

Class R4
Proceeds from shares issued	—	—	243	51
Distributions reinvested	—	—	17	23
Cost of shares redeemed	—	—	(85)	(60)

Change in net assets resulting from Class R4 capital transactions	—	—	175	14

Class R5
Proceeds from shares issued	—	—	221,138	152,763
Distributions reinvested	—	—	29,974	49,703
Cost of shares redeemed	—	—	(327,115)	(339,014)

Change in net assets resulting from Class R5 capital transactions	—	—	(76,003)	(136,548)

Class R6
Proceeds from shares issued	302,725	115,599	339,610	640,649
Distributions reinvested	4,922	3,542	55,129	72,408
Cost of shares redeemed	(85,352)	(33,378)	(633,189)	(379,561)

Change in net assets resulting from Class R6 capital transactions	222,295	85,763	(238,450)	333,496

Total change in net assets resulting from capital transactions	$384,851	$139,135	$(795,388)	$885,158

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	4,214	2,893	2,112	6,782
Reinvested	132	177	386	760
Redeemed	(1,553)	(2,029)	(3,794)	(9,053)

Change in Class A Shares	2,793	1,041	(1,296)	(1,511)

Class C
Issued	399	854	40	64
Reinvested	16	27	90	184
Redeemed	(1,662)	(1,881)	(671)	(847)

Change in Class C Shares	(1,247)	(1,000)	(541)	(599)

Class I
Issued	5,516	4,514	18,459	31,752
Reinvested	137	157	1,546	2,334
Redeemed	(2,170)	(2,879)	(25,175)	(20,362)

Change in Class I Shares	3,483	1,792	(5,170)	13,724

Class R2
Issued	—	—	41	65
Reinvested	—	—	3	7
Redeemed	—	—	(73)	(120)

Change in Class R2 Shares	—	—	(29)	(48)

Class R3
Issued	—	—	36	25
Reinvested	—	—	2	2
Redeemed	—	—	(13)	(14)

Change in Class R3 Shares	—	—	25	13

Class R4
Issued	—	—	4	1
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	(1)

Change in Class R4 Shares	—	—	3	— (a)

Class R5
Issued	—	—	3,280	2,800
Reinvested	—	—	444	837
Redeemed	—	—	(5,033)	(6,109)

Change in Class R5 Shares	—	—	(1,309)	(2,472)

Class R6
Issued	9,551	5,128	5,171	11,645
Reinvested	164	143	816	1,219
Redeemed	(2,754)	(1,520)	(9,333)	(7,061)

Change in Class R6 Shares	6,961	3,751	(3,346)	5,803

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$226,985	$180,131	$2,641	$1,151
Distributions reinvested	49,234	24,237	33	207
Cost of shares redeemed	(213,049)	(147,817)	(2,091)	(2,401)

Change in net assets resulting from Class A capital transactions	63,170	56,551	583	(1,043)

Class C
Proceeds from shares issued	22,943	21,380	499	545
Distributions reinvested	8,216	4,812	2	85
Cost of shares redeemed	(22,801)	(25,261)	(1,157)	(813)

Change in net assets resulting from Class C capital transactions	8,358	931	(656)	(183)

Class I
Proceeds from shares issued	643,102	288,209	18,383	13,956
Distributions reinvested	36,354	13,161	137	750
Cost of shares redeemed	(316,881)	(164,919)	(7,491)	(11,751)

Change in net assets resulting from Class I capital transactions	362,575	136,451	11,029	2,955

Class L
Proceeds from shares issued	393,659	272,538	—	—
Distributions reinvested	60,559	28,396	—	—
Cost of shares redeemed	(391,534)	(206,673)	—	—

Change in net assets resulting from Class L capital transactions	62,684	94,261	—	—

Class R2
Proceeds from shares issued	8,101	4,229	205	43
Distributions reinvested	2,263	1,583	1	7
Cost of shares redeemed	(12,138)	(9,363)	(32)	(7)

Change in net assets resulting from Class R2 capital transactions	(1,774)	(3,551)	174	43

Class R3
Proceeds from shares issued	4,818	4,272	1,117	2,958
Distributions reinvested	511	220	28	226
Cost of shares redeemed	(3,066)	(812)	(1,599)	(2,501)

Change in net assets resulting from Class R3 capital transactions	2,263	3,680	(454)	683

Class R4
Proceeds from shares issued	2,592	1,777	300	1,260
Distributions reinvested	280	138	22	104
Cost of shares redeemed	(935)	(653)	(1,122)	(780)

Change in net assets resulting from Class R4 capital transactions	1,937	1,262	(800)	584

Class R5
Proceeds from shares issued	28,791	10,790	24,419	34,515
Distributions reinvested	1,891	807	1,497	9,135
Cost of shares redeemed	(20,888)	(5,345)	(85,948)	(80,632)

Change in net assets resulting from Class R5 capital transactions	9,794	6,252	(60,032)	(36,982)

Class R6
Proceeds from shares issued	1,724,853	925,190	55,158	79,125
Distributions reinvested	202,471	89,486	2,200	9,153
Cost of shares redeemed	(1,186,393)	(617,677)	(68,858)	(77,020)
Redemptions in-kind (See Note 8)	—	—	(121,250)	—

Change in net assets resulting from Class R6 capital transactions	740,931	396,999	(132,750)	11,258

Total change in net assets resulting from capital transactions	$1,249,938	$692,836	$(182,906)	$(22,685)

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	9,382	10,856	43	28
Reinvested	2,008	1,419	1	4
Redeemed	(8,756)	(9,052)	(37)	(52)

Change in Class A Shares	2,634	3,223	7	(20)

Class C
Issued	1,419	1,896	9	11
Reinvested	521	419	— (a)	2
Redeemed	(1,453)	(2,281)	(21)	(19)

Change in Class C Shares	487	34	(12)	(6)

Class I
Issued	22,183	15,402	310	317
Reinvested	1,297	682	2	15
Redeemed	(11,189)	(9,213)	(134)	(282)

Change in Class I Shares	12,291	6,871	178	50

Class L
Issued	13,537	14,183	—	—
Reinvested	2,077	1,419	—	—
Redeemed	(13,475)	(10,894)	—	—

Change in Class L Shares	2,139	4,708	—	—

Class R2
Issued	351	269	3	1
Reinvested	97	97	— (a)	— (a)
Redeemed	(538)	(588)	— (a)	— (a)

Change in Class R2 Shares	(90)	(222)	3	1

Class R3
Issued	194	253	18	63
Reinvested	21	13	1	4
Redeemed	(134)	(49)	(29)	(54)

Change in Class R3 Shares	81	217	(10)	13

Class R4
Issued	103	102	6	28
Reinvested	11	8	— (a)	2
Redeemed	(39)	(38)	(19)	(19)

Change in Class R4 Shares	75	72	(13)	11

Class R5
Issued	961	551	405	762
Reinvested	65	41	26	177
Redeemed	(720)	(279)	(1,543)	(1,730)

Change in Class R5 Shares	306	313	(1,112)	(791)

Class R6
Issued	58,986	47,492	903	1,648
Reinvested	6,844	4,411	38	177
Redeemed	(40,499)	(31,625)	(1,256)	(1,769)
Redemptions in-kind (See Note 8)	—	—	(1,716)	—

Change in Class R6 Shares	25,331	20,278	(2,031)	56

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$49,559	$24,245	$16,743	$13,822
Distributions reinvested	774	10,115	5,947	19,511
Cost of shares redeemed	(56,424)	(67,548)	(54,402)	(54,915)

Change in net assets resulting from Class A capital transactions	(6,091)	(33,188)	(31,712)	(21,582)

Class C
Proceeds from shares issued	2,231	527	2,308	1,393
Distributions reinvested	36	1,043	1,087	4,865
Cost of shares redeemed	(7,075)	(6,896)	(15,962)	(14,460)

Change in net assets resulting from Class C capital transactions	(4,808)	(5,326)	(12,567)	(8,202)

Class I
Proceeds from shares issued	96,130	61,608	48,166	28,647
Distributions reinvested	1,087	14,229	4,871	15,360
Cost of shares redeemed	(82,207)	(175,602)	(65,680)	(89,816)

Change in net assets resulting from Class I capital transactions	15,010	(99,765)	(12,643)	(45,809)

Class R2
Proceeds from shares issued	9,353	8,711	—	—
Distributions reinvested	131	2,053	—	—
Cost of shares redeemed	(16,674)	(14,418)	—	—

Change in net assets resulting from Class R2 capital transactions	(7,190)	(3,654)	—	—

Class R3
Proceeds from shares issued	4,769	5,318	1,963	3,971
Distributions reinvested	76	926	67	1,599
Cost of shares redeemed	(5,501)	(7,200)	(15,471)	(6,383)

Change in net assets resulting from Class R3 capital transactions	(656)	(956)	(13,441)	(813)

Class R4
Proceeds from shares issued	25,934	767	704	296
Distributions reinvested	96	6	14	105
Cost of shares redeemed	(7,334)	(740)	(350)	(966)

Change in net assets resulting from Class R4 capital transactions	18,696	33	368	(565)

Class R5
Proceeds from shares issued	19,782	9,383	—	—
Distributions reinvested	304	2,524	—	—
Cost of shares redeemed	(14,144)	(41,707)	—	—

Change in net assets resulting from Class R5 capital transactions	5,942	(29,800)	—	—

Class R6
Proceeds from shares issued	186,228	151,215	19,198	27,441
Distributions reinvested	6,855	51,882	2,455	7,917
Cost of shares redeemed	(319,558)	(345,931)	(47,873)	(24,519)

Change in net assets resulting from Class R6 capital transactions	(126,475)	(142,834)	(26,220)	10,839

Total change in net assets resulting from capital transactions	$(105,572)	$(315,490)	$(96,215)	$(66,132)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,824	1,212	908	834
Reinvested	34	431	325	1,108
Redeemed	(2,275)	(3,143)	(3,013)	(3,212)

Change in Class A Shares	(417)	(1,500)	(1,780)	(1,270)

Class C
Issued	96	34	151	107
Reinvested	2	56	77	355
Redeemed	(402)	(404)	(1,122)	(1,090)

Change in Class C Shares	(304)	(314)	(894)	(628)

Class I
Issued	3,161	2,798	2,431	1,604
Reinvested	43	565	246	810
Redeemed	(3,109)	(8,060)	(3,338)	(4,928)

Change in Class I Shares	95	(4,697)	(661)	(2,514)

Class R2
Issued	359	442	—	—
Reinvested	6	88	—	—
Redeemed	(636)	(711)	—	—

Change in Class R2 Shares	(271)	(181)	—	—

Class R3
Issued	179	258	116	235
Reinvested	3	40	3	91
Redeemed	(205)	(364)	(833)	(360)

Change in Class R3 Shares	(23)	(66)	(714)	(34)

Class R4
Issued	1,037	39	32	18
Reinvested	3	— (a)	1	6
Redeemed	(237)	(33)	(17)	(52)

Change in Class R4 Shares	803	6	16	(28)

Class R5
Issued	671	416	—	—
Reinvested	12	101	—	—
Redeemed	(537)	(1,734)	—	—

Change in Class R5 Shares	146	(1,217)	—	—

Class R6
Issued	6,644	7,059	949	1,545
Reinvested	268	2,072	124	416
Redeemed	(11,393)	(14,571)	(2,404)	(1,377)

Change in Class R6 Shares	(4,481)	(5,440)	(1,331)	584

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$55,915	$19,360
Distributions reinvested	2,798	328
Cost of shares redeemed	(68,028)	(53,824)

Change in net assets resulting from Class A capital transactions	(9,315)	(34,136)

Class C
Proceeds from shares issued	2,161	1,325
Distributions reinvested	532	13
Cost of shares redeemed	(7,639)	(9,632)

Change in net assets resulting from Class C capital transactions	(4,946)	(8,294)

Class I
Proceeds from shares issued	85,814	54,409
Distributions reinvested	5,201	1,403
Cost of shares redeemed	(119,766)	(148,125)

Change in net assets resulting from Class I capital transactions	(28,751)	(92,313)

Class L
Proceeds from shares issued	37,196	180,077
Distributions reinvested	6,808	2,129
Cost of shares redeemed	(166,460)	(262,774)

Change in net assets resulting from Class L capital transactions	(122,456)	(80,568)

Class R2
Proceeds from shares issued	9,338	7,181
Distributions reinvested	1,022	18
Cost of shares redeemed	(13,958)	(18,727)

Change in net assets resulting from Class R2 capital transactions	(3,598)	(11,528)

Class R3
Proceeds from shares issued	11,021	7,420
Distributions reinvested	799	85
Cost of shares redeemed	(10,861)	(6,924)

Change in net assets resulting from Class R3 capital transactions	959	581

Class R4
Proceeds from shares issued	1,900	3,577
Distributions reinvested	302	52
Cost of shares redeemed	(3,141)	(1,334)

Change in net assets resulting from Class R4 capital transactions	(939)	2,295

Class R5
Proceeds from shares issued	2,149	2,217
Distributions reinvested	151	33
Cost of shares redeemed	(2,583)	(7,177)

Change in net assets resulting from Class R5 capital transactions	(283)	(4,927)

Class R6
Proceeds from shares issued	84,216	69,664
Distributions reinvested	9,563	3,215
Cost of shares redeemed	(136,299)	(226,135)

Change in net assets resulting from Class R6 capital transactions	(42,520)	(153,256)

Total change in net assets resulting from capital transactions	$(211,849)	$(382,146)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,069	1,287
Reinvested	144	19
Redeemed	(3,862)	(3,461)

Change in Class A Shares	(649)	(2,155)

Class C
Issued	111	93
Reinvested	29	1
Redeemed	(434)	(673)

Change in Class C Shares	(294)	(579)

Class I
Issued	4,362	3,533
Reinvested	260	79
Redeemed	(6,239)	(9,733)

Change in Class I Shares	(1,617)	(6,121)

Class L
Issued	1,810	11,011
Reinvested	341	120
Redeemed	(8,888)	(17,742)

Change in Class L Shares	(6,737)	(6,611)

Class R2
Issued	455	493
Reinvested	54	1
Redeemed	(706)	(1,228)

Change in Class R2 Shares	(197)	(734)

Class R3
Issued	537	507
Reinvested	42	5
Redeemed	(563)	(460)

Change in Class R3 Shares	16	52

Class R4
Issued	90	226
Reinvested	15	3
Redeemed	(153)	(86)

Change in Class R4 Shares	(48)	143

Class R5
Issued	102	137
Reinvested	8	2
Redeemed	(131)	(432)

Change in Class R5 Shares	(21)	(293)

Class R6
Issued	3,937	4,527
Reinvested	478	181
Redeemed	(6,755)	(14,475)

Change in Class R6 Shares	(2,340)	(9,767)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2021	$19.11	$(0.03)	$10.08	$10.05	$(0.02)	$(0.47)	$(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)

Class C
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)

Class I
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)

Class R6
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$28.67	52.98%	$279,114	1.24%	(0.12)%	1.27%	48%
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41

18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41

34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41

34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2021	$45.69	$(0.02)	$21.07	$21.05	$(0.07)	$(1.63)	$(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11	8.21	8.32	(0.12)	(1.25)	(1.37)

Class C
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)	6.31	6.22	(0.11)	(1.25)	(1.36)

Class I
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28	9.37	9.65	(0.21)	(1.25)	(1.46)

Class R2
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (f)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	— (f)	8.08	8.08	(0.10)	(1.25)	(1.35)

Class R3
Year Ended June 30, 2021	45.38	— (f)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (h) through June 30, 2017	43.22	0.12	6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (h) through June 30, 2017	49.28	0.23	7.63	7.86	(0.25)	(1.25)	(1.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$65.04	46.60%	$846,460	1.26%	(0.03)%	1.27%	29%
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17
48.63	20.14	1,135,394	1.29	0.24	1.35	21

45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17
37.07	19.53	171,352	1.79	(0.25)	1.84	21

76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17
55.69	20.50	2,722,213	0.99	0.54	1.07	21

63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	0.00 (g)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17
47.81	19.85	13,078	1.53	0.00 (g)	1.73	21

64.53	46.66	5,829	1.23	0.00 (g)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17
48.54	15.92	104	1.24	0.32	1.36	21

76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17
55.64	16.14	60	0.99	0.55	1.14	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Year Ended June 30, 2021	$53.88	$0.30	$24.90	$25.20	$(0.31)	$(1.63)	$(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36	9.42	9.78	(0.26)	(1.25)	(1.51)

Class R6
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46	9.34	9.80	(0.29)	(1.25)	(1.54)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$77.14	47.29%	$1,309,013	0.79%	0.44%	0.84%	29%
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17
55.84	20.74	1,267,593	0.79	0.68	0.86	21

77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
55.83	20.80	978,649	0.74	0.85	0.76	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2021	$18.70	$(0.23)		$9.22	$8.99	$(0.01)	$(1.82)	$(1.83)
Year Ended June 30, 2020	17.00	(0.11)		2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)

Class C
Year Ended June 30, 2021	12.53	(0.23)		6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)

Class I
Year Ended June 30, 2021	21.14	(0.20)		10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)

Class L
Year Ended June 30, 2021	21.93	(0.16)		10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)

Class R2
Year Ended June 30, 2021	17.85	(0.27)		8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)

Class R3
Year Ended June 30, 2021	18.66	(0.23)		9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.86	48.64%	$760,153	1.23%	(0.95)%		1.25%	52%
18.70	16.92	500,357	1.24	(0.63)		1.27	51
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42

16.62	47.95	90,880	1.73	(1.44)		1.74	52
12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42

29.53	49.03	1,013,916	0.98	(0.70)		0.99	52
21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42

30.73	49.21	1,096,814	0.84	(0.55)		0.84	52
21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42

24.55	48.29	31,503	1.49	(1.19)		1.51	52
17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42

25.79	48.67	9,313	1.24	(0.95)		1.27	52
18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Year Ended June 30, 2021	$18.83	$(0.17)		$9.29	$9.12	$(0.05)	$(1.82)	$(1.87)
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Year Ended June 30, 2021	21.95	(0.16)		10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)		3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Year Ended June 30, 2021	22.21	(0.13)		10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.08	49.01%	$5,878	0.98%	(0.69)%		0.99%	52%
18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

30.76	49.22	40,613	0.84	(0.55)		0.85	52
21.95	17.37	22,261	0.84	(0.23)		0.86	51
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

31.17	49.40	3,794,115	0.74	(0.45)		0.74	52
22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Year Ended June 30, 2021	$42.12	$(0.01)		$27.38	$27.37	$(0.36)	$—	$(0.36)
Year Ended June 30, 2020	49.98	0.15		(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)

Class C
Year Ended June 30, 2021	41.41	(0.28)		26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)

Class I
Year Ended June 30, 2021	42.35	0.10		27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2021	42.07	(0.16)		27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2021	42.23	—	(h)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$69.13	65.16%	$7,279	1.23%	(0.03)%		1.32%	83%
42.12	(12.40)	4,127	1.24	0.33		1.38	102
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61

67.97	64.35	1,944	1.73	(0.50)		1.81	83
41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61

69.56	65.58	34,171	0.99	0.17		1.03	83
42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

68.98	64.76	481	1.48	(0.28)		1.68	83
42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

69.34	65.16	5,418	1.23	(0.01)		1.28	83
42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R4
Year Ended June 30, 2021	$42.37	$0.14		$27.55	$27.69	$(0.47)	$—	$(0.47)
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2021	42.51	0.25		27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)

Class R6
Year Ended June 30, 2021	42.45	0.28		27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$69.59	65.58%	$2,557	0.99%	0.25%		1.04%	83%
42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

69.85	65.89	165,829	0.80	0.44		0.89	83
42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61

69.75	65.98	148,507	0.74	0.49		0.78	83
42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2021	$18.48	$0.12		$13.59	$13.71	$(0.13)	$—	$(0.13)
Year Ended June 30, 2020	23.65	0.16		(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)

Class C
Year Ended June 30, 2021	14.52	0.01		10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)

Class I
Year Ended June 30, 2021	19.88	0.21		14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)

Class R2
Year Ended June 30, 2021	18.25	0.06		13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)

Class R3
Year Ended June 30, 2021	18.45	0.13		13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.06	74.48%	$200,857	1.26%	0.48%		1.26%	78%
18.48	(16.78)	123,496	1.25	0.74		1.27	42
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41

25.08	73.59	8,518	1.73	0.04		1.78	78
14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41

34.53	74.94	232,544	0.99	0.76		1.01	78
19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41

31.62	74.05	34,800	1.48	0.26		1.58	78
18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41

32.00	74.49	17,272	1.23	0.50		1.28	78
18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R4
Year Ended June 30, 2021	$19.88	$0.22		$14.61	$14.83	$(0.19)	$—	$(0.19)
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2021	19.89	0.24		14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)

Class R6
Year Ended June 30, 2021	19.92	0.27		14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.52	74.92%	$28,524	0.98%	0.69%		1.00%	78%
19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

34.56	75.16	58,262	0.86	0.87		0.86	78
19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41

34.62	75.36	929,661	0.76	0.98		0.76	78
19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Year Ended June 30, 2021	$15.52	$0.01	$6.32	$6.33	$(0.10)	$(0.63)	$(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)

Class C
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)

Class I
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)

Class R3
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.12	41.59%	$171,962	1.11%	0.06%	1.20%	122%
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70

16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70

22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70

21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2021	$14.84	$(0.01)		$9.26	$9.25	$(0.04)	$(0.51)	$(0.55)
Year Ended June 30, 2020	15.96	0.03		(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)

Class C
Year Ended June 30, 2021	13.96	(0.10)		8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)

Class I
Year Ended June 30, 2021	15.25	0.04		9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)

Class L
Year Ended June 30, 2021	15.23	0.07		9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)

Class R2
Year Ended June 30, 2021	14.48	(0.06)		9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)

Class R3
Year Ended June 30, 2021	14.74	(0.01)		9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.54	63.19%	$135,165	1.22%	(0.03)%		1.22%	94%
14.84	(6.76)	94,883	1.22	0.18		1.23	52
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53

22.04	62.34	22,386	1.73	(0.56)		1.73	94
13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53

24.21	63.52	216,248	0.96	0.21		0.97	94
15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53

24.18	63.78	317,162	0.81	0.37		0.81	94
15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53

22.92	62.71	43,496	1.48	(0.31)		1.48	94
14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53

23.36	63.20	36,745	1.21	(0.04)		1.21	94
14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Year Ended June 30, 2021	$15.16	$0.04		$9.46	$9.50	$(0.10)	$(0.51)	$(0.61)
Year Ended June 30, 2020	16.32	0.07		(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2021	15.20	0.07		9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2021	15.25	0.09		9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$24.05	63.52%	$11,590	0.97%	0.20%		0.98%	94%
15.16	(6.55)	8,042	0.97	0.45		0.98	52
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

24.13	63.83	9,804	0.81	0.35		0.81	94
15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

24.20	63.87	349,316	0.71	0.46		0.72	94
15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund(2)	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Small Cap Core Fund changed its name to JPMorgan Small Cap Sustainable Leaders Fund.
(2)	Effective November 1, 2020, JPMorgan Intrepid Mid Cap Fund changed its name to JPMorgan SMID Cap Equity Fund.

The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the

98	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$1,089,770	$—	$—		$1,089,770
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	36,638	—	—		36,638
Investment of Cash Collateral from Securities Loaned	62,062	—	—		62,062

Total Short-Term Investments	98,700	—	—		98,700

Total Investments in Securities	$1,188,470	$—	$—	(a)	$1,188,470

(a)	Amount rounds to less than one thousand.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,686,587	$—	$—	$8,686,587

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$6,688,103	$—	$—		$6,688,103
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	176,586	—	—		176,586
Investment of Cash Collateral from Securities Loaned	522,156	—	—		522,156

Total Short-Term Investments	698,742	—	—		698,742

Total Investments in Securities	$7,386,845	$—	$—(a)		$7,386,845

(a)	Amount rounds to less than one thousand.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$357,008	$—	$—		$357,008
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	3,128	—	—		3,128
Investment of Cash Collateral from Securities Loaned	42,801	—	—		42,801

Total Short-Term Investments	45,929	—	—		45,929

Total Investments in Securities	$402,937	$—	$—	(a)	$402,937

Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—		$1

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,605,130	$—	$—	$1,605,130

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(547)	$—	$—	$(547)

(a)	Please refer to the SOI for specifics of portfolio holdings.

100	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$420,525	$—	$—	$420,525

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Aerospace & Defense	$6,053	$—	$—		$6,053
Air Freight & Logistics	9,148	—	—		9,148
Airlines	4,598	—	—		4,598
Auto Components	6,198	—	—		6,198
Automobiles	204	—	—		204
Banks	79,787	—	—		79,787
Biotechnology	95,980	—	—		95,980
Building Products	7,093	—	—		7,093
Capital Markets	21,311	—	—		21,311
Chemicals	22,548	—	—		22,548
Commercial Services & Supplies	28,587	—	—		28,587
Communications Equipment	19,200	—	—		19,200
Construction & Engineering	42,227	—	—		42,227
Construction Materials	700	—	—		700
Consumer Finance	13,548	—	—		13,548
Containers & Packaging	2,879	—	—		2,879
Distributors	5,578	—	—		5,578
Diversified Consumer Services	2,435	—	—		2,435
Diversified Telecommunication Services	355	—	—		355
Electric Utilities	5,629	—	—		5,629
Electrical Equipment	10,817	—	—		10,817
Electronic Equipment, Instruments & Components	24,457	—	—		24,457
Energy Equipment & Services	6,446	—	—		6,446
Entertainment	12,498	—	—		12,498
Equity Real Estate Investment Trusts (REITs)	62,911	—	—		62,911
Food & Staples Retailing	2,838	—	—		2,838
Food Products	13,089	—	—		13,089
Gas Utilities	5,181	—	—		5,181
Health Care Equipment & Supplies	55,596	—	—		55,596
Health Care Providers & Services	31,844	—	—		31,844
Health Care Technology	17,084	—	—		17,084
Hotels, Restaurants & Leisure	17,182	—	—	(a)	17,182
Household Durables	22,893	—	—		22,893
Household Products	1,145	—	—		1,145
Independent Power and Renewable Electricity Producers	1,066	—	—		1,066
Insurance	10,817	—	—		10,817
Interactive Media & Services	8,476	—	—		8,476
Internet & Direct Marketing Retail	3,565	—	—		3,565
IT Services	18,461	—	—		18,461
Life Sciences Tools & Services	8,552	—	—		8,552
Machinery	19,762	—	—		19,762
Marine	712	—	—		712

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Media	$12,161	$—	$—		$12,161
Metals & Mining	17,262	—	—		17,262
Mortgage Real Estate Investment Trusts (REITs)	16,781	—	—		16,781
Multiline Retail	8,635	—	—		8,635
Multi-Utilities	1,634	—	—		1,634
Oil, Gas & Consumable Fuels	28,991	—	—		28,991
Paper & Forest Products	7,539	—	—		7,539
Personal Products	23,533	—	—		23,533
Pharmaceuticals	24,300	—	—		24,300
Professional Services	39,478	—	—		39,478
Real Estate Management & Development	2,720	—	—		2,720
Road & Rail	6,665	—	—		6,665
Semiconductors & Semiconductor Equipment	26,293	—	—		26,293
Software	59,742	—	—		59,742
Specialty Retail	34,301	—	—		34,301
Technology Hardware, Storage & Peripherals	878	—	—		878
Textiles, Apparel & Luxury Goods	6,431	—	—		6,431
Thrifts & Mortgage Finance	27,260	—	—		27,260
Trading Companies & Distributors	23,643	—	—		23,643
Water Utilities	7,101	—	—		7,101
Wireless Telecommunication Services	3,762	—	—		3,762

Total Common Stocks	1,108,560	—	—	(a)	1,108,560

Rights	—	—	165		165
Short-Term Investments
Investment Companies	30,588	—	—		30,588
Investment of Cash Collateral from Securities Loaned	95,346	—	—		95,346

Total Short-Term Investments	125,934	—	—		125,934

Total Investments in Securities	$1,234,494	$—	$165		$1,234,659

Depreciation in Other Financial Instruments
Futures Contracts	$(119)	$—	$—		$(119)

(a)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

102	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$60,304	$(60,304)	$—
Small Cap Equity Fund	110,670	(110,670)	—
Small Cap Growth Fund	505,147	(505,147)	—
Small Cap Sustainable Leaders Fund	41,694	(41,694)	—
Small Cap Value Fund	95,160	(95,160)	—
U.S. Small Company Fund	92,471	(92,471)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Small Cap Blend Fund	$3
Small Cap Equity Fund	13
Small Cap Growth Fund	30
Small Cap Sustainable Leaders Fund	3
Small Cap Value Fund	6
SMID Cap Equity Fund	2
U.S. Small Company Fund	7

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

SMID Cap Equity Fund did not have any securities out on loan at June 30, 2021.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Blend Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$17,254	$319,425	$300,034	$(4)	$(3)	$36,638	36,619	$23		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	28,015	170,000	143,000	(6)*	(6)	55,003	55,003	55	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,247	126,905	126,093	—	—	7,059	7,059	2	*	—

Total	$51,516	$616,330	$569,127	$(10)	$(9)	$98,700		$80		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$276,403	$2,318,849	$2,389,126	$(41)	$(72)	$206,013	205,911	$390		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	253,095	985,500	1,136,499	(62)*	(6)	102,028	102,028	344	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,048	392,064	412,664	—	—	11,448	11,448	10	*	—

Total	$561,546	$3,696,413	$3,938,289	$(103)	$(78)	$319,489		$744		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

104	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Small Cap Growth Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$123,428	$2,048,170	$1,994,977	$(19)	$(16)	$176,586	176,498	$132		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	284,105	1,702,150	1,518,800	(100)*	(42)	467,313	467,313	726	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	32,903	750,879	728,939	—	—	54,843	54,843	20	*	—

Total	$440,436	$4,501,199	$4,242,716	$(119)	$(58)	$698,742		$878		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$9,177	$144,216	$150,263	$(2)	$— (c)	$3,128	3,127	$10		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	21,006	126,100	109,999	(1)*	(9)	37,097	37,096	47	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,876	114,364	112,536	—	—	5,704	5,704	2	*	—

Total	$34,059	$384,680	$372,798	$(3)	$(9)	$45,929		$59		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Small Cap Value Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$14,798	$508,716	$470,760	$(5)	$— (c)	$52,749	52,722	$32		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	64,032	347,999	322,701	(15)*	(15)	89,300	89,300	137	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,596	209,045	206,134	—	—	8,507	8,507	5	*	—

Total	$84,426	$1,065,760	$999,595	$(20)	$(15)	$150,556		$174		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,828	$140,678	$139,692	$(1)	$(1)	$5,812	5,809	$10		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	15,004	34,100	49,100	(1)*	(3)	—	—	13	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	5,757	75,258	81,015	—	—	—	—	1	*	—

Total	$25,589	$250,036	$269,807	$(2)	$(4)	$5,812		$24		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

106	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

U.S. Small Company Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$14,420	$519,454	$503,280	$(6)	$— (c)	$30,588	30,572	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	82,037	338,000	335,401	(16)*	(17)	84,603	84,604	158	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	9,849	203,308	202,414	—	—	10,743	10,743	6	*	—

Total	$106,306	$1,060,762	$1,041,095	$(22)	$(17)	$125,934		$190		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Sustainable Leaders Fund, Small Cap Value Fund, SMID Cap Equity Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	Small Cap Sustainable Leaders Fund	Small Cap Value Fund	SMID Cap Equity Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$7,386	$21,563	$1,908	$17,784
Ending Notional Balance Long	9,224	53,384	—	31,477

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$19	$2	$6	n/a	n/a		n/a		n/a		n/a		$—	(a)	$27
Small Cap Equity Fund
Transfer agency fees	229	5	54	n/a	$2		$—	(a)	$—	(a)	$11		21		322
Small Cap Growth Fund
Transfer agency fees	56	3	15	$7	5		2		—	(a)	1		84		173
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	1	1	n/a	—	(a)	—	(a)	—	(a)	6		4		14
Small Cap Value Fund
Transfer agency fees	11	2	10	n/a	24		4		—	(a)	2		44		97
SMID Cap Equity Fund
Transfer agency fees	40	2	10	n/a	n/a		—	(a)	—	(a)	n/a		2		54
U.S. Small Company Fund
Transfer agency fees	12	5	10	5	9		1		2		—	(a)	14		58

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$273	$(101)	$(172)
Small Cap Equity Fund	—	(5,229)	5,229

108	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Growth Fund	$80,704	$18,355	$(99,059)
Small Cap Sustainable Leaders Fund	61,857	(119)	(61,738)
Small Cap Value Fund	(250)	(282)	532
SMID Cap Equity Fund	16,171	14	(16,185)
U.S. Small Company Fund	—	172	(172)

The reclassifications for the Funds relate primarily to redemptions in-kind, net operating losses, non-taxable dividends, redesignation of distributions and tax equalization.

I. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$74	$—	(a)
Small Cap Equity Fund	5	—	(a)
Small Cap Growth Fund	132	—	(a)
Small Cap Sustainable Leaders Fund	2	—
Small Cap Value Fund	14	—	(a)
SMID Cap Equity Fund	4	—	(a)
U.S. Small Company Fund	10	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		0.74%
Small Cap Equity Fund	n/a		n/a		0.99		n/a	1.49%		n/a		0.99%		0.80%		n/a
Small Cap Growth Fund	1.24		1.74		0.99		n/a	1.49		1.24%		0.99		0.84		0.74%
Small Cap Sustainable Leaders Fund	1.24	(1)	1.74	(1)	0.99	(1)	n/a	1.49	(1)	1.24	(1)	0.99	(1)	0.80	(1)	0.74	(1)
Small Cap Value Fund	n/a		1.74		0.99		n/a	1.49		1.24		0.99		n/a		n/a
SMID Cap Equity Fund	1.14	(2)	1.64	(2)	0.89	(2)	n/a	n/a		1.14	(2)	0.89	(2)	n/a		0.64	(2)
U.S. Small Company Fund	n/a		n/a		n/a		n/a	n/a		n/a		n/a		n/a		n/a

(1)

Effective July 1, 2021, the contractual expense limitations changed to 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.70% and 0.65% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

110	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(2)

During the period September 1, 2020 through November 13, 2020, the Adviser, Administrator and/or JPMDS voluntarily waived fees to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed 0.99%, 1.49%, 0.74%, 0.99%, 0.74% and 0.49% of Class A, Class C, Class I, Class R3, Class R4 and Class R6 Shares average net assets, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021 for Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund and Small Cap Value Fund and are in place until at least October 31, 2022 for SMID Cap Equity Fund.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$126	$84	$26	$236	$—
Small Cap Equity Fund	—	—	552	552	—
Small Cap Growth Fund	193	126	69	388	65
Small Cap Sustainable Leaders Fund	109	73	73	255	3
Small Cap Value Fund	1	—	75	76	—
SMID Cap Equity Fund	179	117	50	346	2

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Small Cap Blend Fund	$19
Small Cap Equity Fund	315
Small Cap Growth Fund	107
Small Cap Sustainable Leaders Fund	9
Small Cap Value Fund	27
SMID Cap Equity Fund	8
U.S. Small Company Fund	22

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$704,357	$357,513
Small Cap Equity Fund	2,198,825	3,095,738
Small Cap Growth Fund	3,759,825	2,971,379
Small Cap Sustainable Leaders Fund	326,237	390,475
Small Cap Value Fund	931,651	1,071,322
SMID Cap Equity Fund	484,774	592,053
U.S. Small Company Fund	925,276	1,178,054

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$931,767	$270,851	$14,148	$256,703
Small Cap Equity Fund	5,502,891	3,201,174	17,478	3,183,696
Small Cap Growth Fund	5,316,302	2,274,842	204,299	2,070,543
Small Cap Sustainable Leaders Fund	310,093	104,031	11,186	92,845
Small Cap Value Fund	1,221,609	408,478	25,504	382,974
SMID Cap Equity Fund	330,209	91,710	1,394	90,316
U.S. Small Company Fund	970,142	292,319	27,921	264,398

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,555	$11,668	$13,223
Small Cap Equity Fund	28,832	195,732	224,564
Small Cap Growth Fund	66,039	316,374	382,413
Small Cap Sustainable Leaders Fund	4,015	—	4,015
Small Cap Value Fund	9,406	—	9,406
SMID Cap Equity Fund	5,558	10,144	15,702
U.S. Small Company Fund	11,266	19,180	30,446

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,416	$11,873	$13,289
Small Cap Equity Fund	35,363	286,303	321,666
Small Cap Growth Fund	7,006	166,240	173,246
Small Cap Sustainable Leaders Fund	3,466	16,618	20,084
Small Cap Value Fund	14,435	69,340	83,775
SMID Cap Equity Fund	3,030	51,667	54,697
U.S. Small Company Fund	7,802	518	8,320

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

112	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$25,821	$29,244	$256,703
Small Cap Equity Fund	226,558	816,050	3,183,696
Small Cap Growth Fund	169,160	381,771	2,070,543
Small Cap Sustainable Leaders Fund	11,002	11,357	92,845
Small Cap Value Fund	64,029	119,256	382,974
SMID Cap Equity Fund	34,406	32,383	90,316
U.S. Small Company Fund	86,855	120,583	264,398

The cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, non-taxable dividends and late year ordinary loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following late year ordinary losses and specified ordinary losses of:

	Late Year Ordinary Loss Deferral	Specified Ordinary Losses
Small Cap Growth Fund	$21,161	$—
Small Cap Sustainable Leaders Fund	—	574
SMID Cap Equity Fund	95	—
U.S. Small Company Fund	21	—

During the year ended June 30, 2021, the following Funds utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term
Small Cap Sustainable Leaders Fund	$2,830
Small Cap Value Fund	31,422
U.S. Small Company Fund	40

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—	2	63.2%
Small Cap Equity Fund	—	—	3	48.3
Small Cap Growth Fund	—	—	1	16.4
Small Cap Sustainable Leaders Fund	—	—	2	50.3
Small Cap Value Fund	—	—	1	11.7
SMID Cap Equity Fund	1	23.5%	1	15.3
U.S. Small Company Fund	—	—	3	41.0

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	18.6%	12.9%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because Small Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have

114	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemption in-kind

On June 15, 2021, certain shareholders sold Class R6 Shares of Small Cap Sustainable Leaders Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
Small Cap Sustainable Leaders Fund	$121,250	*	$48,077	Redemption in-kind

*	This amount includes cash of $3,182 associated with the redemption in-kind.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	115

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan U.S. Small Company Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund) (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

116	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	117

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

118	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	119

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

120	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,131.90	$6.55	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,128.40	9.18	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,133.10	5.24	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R6
Actual	1,000.00	1,134.70	3.92	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,111.20	6.60	1.26
Hypothetical	1,000.00	1,018.55	6.31	1.26
Class C
Actual	1,000.00	1,108.70	9.10	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,112.70	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,110.00	7.80	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,111.40	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R4
Actual	$1,000.00	$1,112.70	$5.19	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,113.80	4.19	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,114.10	3.88	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,008.60	6.18	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,006.10	8.61	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,009.90	4.93	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,010.50	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,007.80	7.42	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,008.60	6.18	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,010.10	4.88	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,010.50	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,011.40	3.69	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Actual	1,000.00	1,195.40	6.75	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,192.20	9.46	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,196.80	5.39	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,193.80	8.10	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,195.30	6.75	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

122	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R4
Actual	$1,000.00	$1,196.70	$5.39	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,197.90	4.36	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,198.20	4.03	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,282.80	7.08	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,279.60	9.78	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,284.30	5.61	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,281.20	8.43	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,283.00	7.02	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,284.30	5.61	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,284.80	4.82	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,286.20	4.25	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

JPMorgan SMID Cap Equity Fund (formerly known as JPMorgan Intrepid Mid Cap Fund)
Class A
Actual	1,000.00	1,127.00	6.01	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,124.60	8.64	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,128.10	4.70	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,126.70	6.01	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,127.70	4.70	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,129.60	3.38	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,185.90	$6.56	1.21%
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,182.40	9.36	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,187.30	5.21	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,187.60	4.39	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,184.50	7.96	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,185.80	6.56	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class R4
Actual	1,000.00	1,187.10	5.26	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,188.10	4.34	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,188.00	3.85	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

124	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN SMALL CAP FUNDS	125

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	17.48
JPMorgan Small Cap Sustainable Leaders Fund	91.55
JPMorgan Small Cap Value Fund	100.00
JPMorgan SMID Cap Equity Fund	64.86
JPMorgan U.S. Small Company Fund	77.44

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$11,942
JPMorgan Small Cap Equity Fund	195,732
JPMorgan Small Cap Growth Fund	372,421
JPMorgan Small Cap Sustainable Leaders Fund	16,298
JPMorgan SMID Cap Equity Fund	22,238
JPMorgan U.S. Small Company Fund	19,180

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$1,555
JPMorgan Small Cap Equity Fund	28,832
JPMorgan Small Cap Growth Fund	11,516
JPMorgan Small Cap Sustainable Leaders Fund	3,729
JPMorgan Small Cap Value Fund	9,406
JPMorgan SMID Cap Equity Fund	3,699
JPMorgan U.S. Small Company Fund	8,783

126	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-SC-621

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2021

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2021 ($000)
JPMorgan SmartRetirement® Income Fund	15.47%	11.12%	S&P Target Date Retirement Income Index	2,114,591

JPMorgan SmartRetirement® 2020 Fund	16.22%	17.42%	S&P Target Date 2020 Index	3,533,355

JPMorgan SmartRetirement® 2025 Fund	21.25%	21.67%	S&P Target Date 2025 Index	5,577,098

JPMorgan SmartRetirement® 2030 Fund	25.81%	25.71%	S&P Target Date 2030 Index	6,681,384

JPMorgan SmartRetirement® 2035 Fund	32.11%	30.35%	S&P Target Date 2035 Index	5,533,353

JPMorgan SmartRetirement® 2040 Fund	36.03%	33.56%	S&P Target Date 2040 Index	5,594,327

JPMorgan SmartRetirement® 2045 Fund	39.20%	35.51%	S&P Target Date 2045 Index	4,119,312

JPMorgan SmartRetirement® 2050 Fund	39.25%	36.49%	S&P Target Date 2050 Index	3,757,939

JPMorgan SmartRetirement® 2055 Fund	38.98%	37.01%	S&P Target Date 2055 Index	1,981,831

JPMorgan SmartRetirement® 2060 Fund	38.99%	36.88%	S&P Target Date 2060+ Index	449,094

*	Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	63.9%
U.S. Equity	18.2
International Equity	13.2
Short-Term Investments	2.4
Alternative Assets	1.9
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	63.6%
U.S. Equity	17.8
International Equity	13.2
Short-Term Investments	3.0
Alternative Assets	2.0
U.S. Treasury Obligations	0.4

JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	52.1%
U.S. Equity	26.3
International Equity	17.5
Alternative Assets	2.9
Short-Term Investments	0.7
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	39.5%
U.S. Equity	33.1
International Equity	22.3
Alternative Assets	3.7
Short-Term Investments	0.9
U.S. Treasury Obligations	0.5

JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	39.5%
Fixed Income	27.2
International Equity	27.0
Alternative Assets	4.4
Short-Term Investments	1.3
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	44.6%
International Equity	30.8
Fixed Income	18.0
Alternative Assets	5.1
Short-Term Investments	0.9
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.2%
International Equity	34.2
Fixed Income	9.1
Alternative Assets	5.4
Short-Term Investments	1.5
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.2%
International Equity	34.2
Fixed Income	9.2
Alternative Assets	5.5
Short-Term Investments	1.3
U.S. Treasury Obligations	0.6

JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.5%
International Equity	34.3
Fixed Income	8.9
Alternative Assets	5.4
Short-Term Investments	1.2
U.S. Treasury Obligations	0.7

JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.3%
International Equity	34.3
Fixed Income	8.8
Alternative Assets	5.5
Short-Term Investments	1.4
U.S. Treasury Obligations	0.7

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Throughout the twelve month period, fixed income investments generally underperformed equity. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The JPMorgan SmartRetirement® Income Fund and six of the JPMorgan SmartRetirement® Funds (Class I Shares or Class R5 Shares) outperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2021. The JPMorgan SmartRetirement® 2020 Fund and the JPMorgan SmartRetirement® 2025 Fund underperformed their respective Benchmarks.

In terms of manager selection, the Funds’ investments in the JPMorgan Short Duration Core Plus Fund, the JPMorgan Income Fund, the JPMorgan Emerging Markets Equity Fund, the JPMorgan US Research Enhanced Equity Fund, the JPMorgan Growth Advantage and the JPMorgan Value Advantage were leading contributors to relative performance. The Fund’s investments in the JPMorgan Equity Income Fund, JPMorgan Small Cap Equity Fund, JPMorgan International Focus Fund, and the JPMorgan Realty Income Fund detracted from performance.

From a strategic perspective, relative to their respective Benchmarks, the Funds’ higher allocations to high yield and emerging markets debt within fixed income were leading contributors to performance. The Fund’s lower allocations to U.S. equity and their higher allocations to international developed equity, emerging markets equity and real estate investment trusts (REITs) detracted from performance.

From a tactical perspective, the Funds’ allocations to equity versus bonds were leading contributors to relative performance, while their allocation to REITs detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (“underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		10.05%	5.89%	5.13%
Without Sales Charge		15.20	6.88	5.62
CLASS C SHARES	May 15, 2006
With CDSC**		13.58	6.21	5.08
Without CDSC		14.58	6.21	5.08
CLASS I SHARES	May 15, 2006	15.43	7.00	5.74
CLASS R2 SHARES	November 3, 2008	14.74	6.44	5.27
CLASS R3 SHARES	September 9, 2016	15.01	6.68	5.52
CLASS R4 SHARES	September 9, 2016	15.38	6.94	5.71
CLASS R5 SHARES	May 15, 2006	15.47	7.10	5.87
CLASS R6 SHARES	November 3, 2014	15.59	7.20	5.93

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to

June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

6	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		10.67%	6.77%	6.40%
Without Sales Charge		15.90	7.77	6.89
CLASS C SHARES	May 15, 2006
With CDSC**		14.18	7.10	6.34
Without CDSC		15.18	7.10	6.34
CLASS I SHARES	May 15, 2006	16.06	7.92	7.01
CLASS R2 SHARES	November 3, 2008	15.48	7.36	6.55
CLASS R3 SHARES	September 9, 2016	15.74	7.60	6.80
CLASS R4 SHARES	September 9, 2016	16.11	7.88	6.99
CLASS R5 SHARES	May 15, 2006	16.22	8.04	7.15
CLASS R6 SHARES	November 3, 2014	16.40	8.14	7.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

8	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		15.60%	8.17%	7.33%
Without Sales Charge		21.06	9.18	7.83
CLASS C SHARES	July 31, 2007
With CDSC**		19.39	8.54	7.28
Without CDSC		20.39	8.54	7.28
CLASS I SHARES	July 31, 2007	21.25	9.34	7.95
CLASS R2 SHARES	November 3, 2008	20.68	8.81	7.51
CLASS R3 SHARES	September 9, 2016	21.00	9.06	7.77
CLASS R4 SHARES	September 9, 2016	21.26	9.31	7.94
CLASS R5 SHARES	July 31, 2007	21.48	9.49	8.11
CLASS R6 SHARES	November 3, 2014	21.61	9.60	8.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

10	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		19.73%	9.40%	8.04%
Without Sales Charge		25.39	10.41	8.54
CLASS C SHARES	May 15, 2006
With CDSC**		23.72	9.75	7.99
Without CDSC		24.72	9.75	7.99
CLASS I SHARES	May 15, 2006	25.69	10.58	8.67
CLASS R2 SHARES	November 3, 2008	25.04	10.04	8.21
CLASS R3 SHARES	September 9, 2016	25.30	10.28	8.48
CLASS R4 SHARES	September 9, 2016	25.62	10.56	8.66
CLASS R5 SHARES	May 15, 2006	25.81	10.72	8.82
CLASS R6 SHARES	November 3, 2014	26.00	10.83	8.88

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

12	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	13

JPMorgan SmartRetirement® 2035 Fund
FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		25.97%	10.69%	8.82%
Without Sales Charge		31.88	11.72	9.32
CLASS C SHARES	July 31, 2007
With CDSC**		30.12	11.06	8.76
Without CDSC		31.12	11.06	8.76
CLASS I SHARES	July 31, 2007	32.11	11.89	9.46
CLASS R2 SHARES	November 3, 2008	31.43	11.34	8.99
CLASS R3 SHARES	September 9, 2016	31.77	11.59	9.25
CLASS R4 SHARES	September 9, 2016	32.07	11.86	9.44
CLASS R5 SHARES	July 31, 2007	32.23	12.03	9.61
CLASS R6 SHARES	November 3, 2014	32.37	12.14	9.67

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

14	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		29.51%	11.61%	9.30%
Without Sales Charge		35.63	12.63	9.80
CLASS C SHARES	May 15, 2006
With CDSC**		33.75	11.95	9.24
Without CDSC		34.75	11.95	9.24
CLASS I SHARES	May 15, 2006	35.76	12.80	9.94
CLASS R2 SHARES	November 3, 2008	35.12	12.24	9.48
CLASS R3 SHARES	September 9, 2016	35.52	12.50	9.74
CLASS R4 SHARES	September 9, 2016	35.77	12.77	9.93
CLASS R5 SHARES	May 15, 2006	36.03	12.95	10.09
CLASS R6 SHARES	November 3, 2014	36.17	13.06	10.16

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

16	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		32.54%	12.04%	9.52%
Without Sales Charge		38.75	13.08	10.03
CLASS C SHARES	July 31, 2007
With CDSC**		36.99	12.40	9.47
Without CDSC		37.99	12.40	9.47
CLASS I SHARES	July 31, 2007	38.97	13.24	10.17
CLASS R2 SHARES	November 3, 2008	38.36	12.70	9.71
CLASS R3 SHARES	September 9, 2016	38.65	12.95	9.97
CLASS R4 SHARES	September 9, 2016	39.01	13.22	10.16
CLASS R5 SHARES	July 31, 2007	39.20	13.40	10.32
CLASS R6 SHARES	November 3, 2014	39.36	13.50	10.38

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

18	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		32.53%	12.03%	9.52%
Without Sales Charge		38.77	13.07	10.03
CLASS C SHARES	July 31, 2007
With CDSC**		36.97	12.39	9.46
Without CDSC		37.97	12.39	9.46
CLASS I SHARES	July 31, 2007	38.99	13.24	10.16
CLASS R2 SHARES	November 3, 2008	38.33	12.68	9.69
CLASS R3 SHARES	September 9, 2016	38.64	12.93	9.96
CLASS R4 SHARES	September 9, 2016	38.98	13.21	10.14
CLASS R5 SHARES	July 31, 2007	39.25	13.38	10.31
CLASS R6 SHARES	November 3, 2014	39.36	13.50	10.38

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

20	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		32.57%	12.03%	10.60%
Without Sales Charge		38.80	13.06	11.14
CLASS C SHARES	January 31, 2012
With CDSC**		36.96	12.39	10.55
Without CDSC		37.96	12.39	10.55
CLASS I SHARES	January 31, 2012	38.98	13.23	11.29
CLASS R2 SHARES	January 31, 2012	38.29	12.67	10.81
CLASS R3 SHARES	September 9, 2016	38.64	12.94	11.08
CLASS R4 SHARES	September 9, 2016	38.98	13.21	11.28
CLASS R5 SHARES	January 31, 2012	39.20	13.38	11.44
CLASS R6 SHARES	November 3, 2014	39.32	13.49	11.51

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from January 31, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

22	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		32.43%	11.69%
Without Sales Charge		38.70	12.77
CLASS C SHARES	August 31, 2016
With CDSC**		36.93	12.10
Without CDSC		37.93	12.10
CLASS I SHARES	August 31, 2016	38.99	12.95
CLASS R2 SHARES	August 31, 2016	38.34	12.38
CLASS R3 SHARES	September 9, 2016	38.64	12.65
CLASS R4 SHARES	September 9, 2016	38.98	12.92
CLASS R5 SHARES	August 31, 2016	39.25	13.09
CLASS R6 SHARES	August 31, 2016	39.32	13.21

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of

ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

24	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	25

JPMorgan SmartRetirement® Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 89.2%

Alternative Assets — 1.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,923	30,380

Fixed Income — 59.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	44,562	536,966

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,938	39,796

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,943	39,746

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,047	27,305

JPMorgan High Yield Fund Class R6 Shares (a)	10,826	79,357

JPMorgan Income Fund Class R6 Shares (a)	5,885	56,262

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,818	161,067

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	31,076	306,095

Total Fixed Income		1,246,594

International Equity — 12.9%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	781	35,531

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,458	32,872

JPMorgan International Equity Fund Class R6 Shares (a)	6,289	134,782

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	3,404	70,633

Total International Equity		273,818

U.S. Equity — 15.8%

JPMorgan Equity Income Fund Class R6 Shares (a)	4,726	107,569

JPMorgan Large Cap Value Fund Class R6 Shares (a)	3,102	62,604

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	181	13,967

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	249	7,764

JPMorgan Small Cap Value Fund Class R6 Shares (a)	278	9,634

JPMorgan U.S. Equity Fund Class R6 Shares (a)	6,129	132,930

Total U.S. Equity		334,468

Total Investment Companies (Cost $1,614,627)		1,885,260

Exchange-traded Funds — 6.4%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	108	10,379

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 3.8%

JPMorgan High Yield Research Enhanced ETF (a)	1,553	81,234

U.S. Equity — 2.1%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	488	43,853

Total Exchange-Traded Funds (Cost $122,471)		135,466

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $7,729)	7,672	7,731

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $49,551)	49,551	49,551

Total Investments — 98.3% (Cost $1,794,378)		2,078,008
Other Assets Less Liabilities — 1.7%		36,583

NET ASSETS — 100.0%		2,114,591

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	432	09/2021	EUR	20,800	(196)

FTSE 100 Index	163	09/2021	GBP	15,739	(136)

Russell 2000 E-Mini Index	23	09/2021	USD	2,652	— (a)

S&P 500 E-Mini Index	65	09/2021	USD	13,938	2

TOPIX Index	31	09/2021	JPY	5,419	(38)

U.S. Treasury 10 Year Note	1,027	09/2021	USD	135,997	336

					(32)

Short Contracts

Canada 10 Year Bond	(541)	09/2021	CAD	(63,492)	(737)

Long Gilt	(190)	09/2021	GBP	(33,668)	(299)

MSCI EAFE E-Mini Index	(9)	09/2021	USD	(1,037)	25

					(1,011)

					(1,043)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	27

JPMorgan SmartRetirement® 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 89.3%

Alternative Assets — 1.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,309	52,285

Fixed Income — 59.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	74,675	899,837

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,392	67,643

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,409	67,606

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,260	47,132

JPMorgan High Yield Fund Class R6 Shares (a)	17,008	124,668

JPMorgan Income Fund Class R6 Shares (a)	10,123	96,774

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	24,803	269,612

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	52,076	512,947

Total Fixed Income		2,086,219

International Equity — 13.1%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,312	59,664

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,515	56,698

JPMorgan International Equity Fund Class R6 Shares (a)	10,520	225,439

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	5,860	121,591

Total International Equity		463,392

U.S. Equity — 15.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	7,884	179,451

JPMorgan Large Cap Value Fund Class R6 Shares (a)	5,223	105,393

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	317	24,462

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	258	8,044

JPMorgan Small Cap Value Fund Class R6 Shares (a)	312	10,797

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,348	224,449

Total U.S. Equity		552,596

Total Investment Companies (Cost $2,709,504)		3,154,492

Exchange-Traded Funds — 6.5%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	172	16,470

Fixed Income — 4.0%

JPMorgan High Yield Research Enhanced ETF (a)	2,689	140,677

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.0%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	796	71,627

Total Exchange-Traded Funds (Cost $207,539)		228,774

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $13,285)	13,186	13,287

	SHARES (000)
Short-Term Investments — 2.9%

Investment Companies — 2.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $103,481)	103,481	103,481

Total Investments — 99.1% (Cost $3,033,809)		3,500,034
Other Assets Less Liabilities — 0.9%		33,321

NET ASSETS — 100.0%		3,533,355

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	720	09/2021	EUR	34,666	(328)

FTSE 100 Index	273	09/2021	GBP	26,361	(228)

Russell 2000 E-Mini Index	95	09/2021	USD	10,954	1

S&P 500 E-Mini Index	114	09/2021	USD	24,444	4

TOPIX Index	52	09/2021	JPY	9,090	(64)

U.S. Treasury 10 Year Note	1,689	09/2021	USD	223,660	553

					(62)

Short Contracts

Canada 10 Year Bond	(905)	09/2021	CAD	(106,211)	(1,233)

Long Gilt	(326)	09/2021	GBP	(57,767)	(514)

MSCI EAFE E-Mini Index	(38)	09/2021	USD	(4,378)	104

					(1,643)

					(1,705)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	29

JPMorgan SmartRetirement® 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 91.5%

Alternative Assets — 2.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	7,638	120,677

Fixed Income — 48.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	108,176	1,303,516

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,188	90,173

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,209	90,122

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,017	53,916

JPMorgan High Yield Fund Class R6 Shares (a)	20,631	151,225

JPMorgan Income Fund Class R6 Shares (a)	12,273	117,327

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	15,479	168,253

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	76,163	750,208

Total Fixed Income		2,724,740

International Equity — 17.3%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,940	133,692

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,140	138,405

JPMorgan International Equity Fund Class R6 Shares (a)	19,118	409,703

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	13,754	285,391

Total International Equity		967,191

U.S. Equity — 23.1%

JPMorgan Equity Income Fund Class R6 Shares (a)	18,125	412,524

JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,147	164,404

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	706	54,450

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	937	29,200

JPMorgan Small Cap Value Fund Class R6 Shares (a)	733	25,371

JPMorgan U.S. Equity Fund Class R6 Shares (a)	27,862	604,327

Total U.S. Equity		1,290,276

Total Investment Companies (Cost $4,323,102)		5,102,884

Exchange-Traded Funds — 6.6%

Alternative Assets — 0.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	421	40,363

Fixed Income — 2.9%

JPMorgan High Yield Research Enhanced ETF (a)	3,051	159,614

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.0%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,845	165,896

Total Exchange-Traded Funds (Cost $317,902)		365,873

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $28,707)	28,494	28,712

	SHARES (000)
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $38,436)	38,436	38,436

Total Investments — 99.3% (Cost $4,708,147)		5,535,905
Other Assets Less Liabilities — 0.7%		41,193

NET ASSETS — 100.0%		5,577,098

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,135	09/2021	EUR	54,647	(527)

FTSE 100 Index	426	09/2021	GBP	41,135	(355)

MSCI EAFE E-Mini Index	970	09/2021	USD	111,759	(2,710)

Russell 2000 E-Mini Index	112	09/2021	USD	12,914	1

S&P 500 E-Mini Index	242	09/2021	USD	51,891	215

TOPIX Index	81	09/2021	JPY	14,159	(100)

U.S. Treasury 10 Year Note	2,446	09/2021	USD	323,904	800

					(2,676)

Short Contracts

Canada 10 Year Bond	(1,417)	09/2021	CAD	(166,300)	(1,930)

Long Gilt	(494)	09/2021	GBP	(87,537)	(778)

					(2,708)

					(5,384)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	31

JPMorgan SmartRetirement® 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 91.7%

Alternative Assets — 2.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,837	187,029

Fixed Income — 37.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	104,953	1,264,679

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,202	98,344

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	12,247	98,467

JPMorgan High Yield Fund Class R6 Shares (a)	24,151	177,028

JPMorgan Income Fund Class R6 Shares (a)	12,697	121,379

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	74,579	734,599

Total Fixed Income		2,494,496

International Equity — 22.2%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,412	200,641

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,146	206,155

JPMorgan International Equity Fund Class R6 Shares (a)	30,379	651,027

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	20,643	428,333

Total International Equity		1,486,156

U.S. Equity — 29.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	27,759	631,805

JPMorgan Large Cap Value Fund Class R6 Shares (a)	9,703	195,802

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,048	80,852

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,351	42,114

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,202	41,625

JPMorgan U.S. Equity Fund Class R6 Shares (a)	44,819	972,123

Total U.S. Equity		1,964,321

Total Investment Companies (Cost $4,987,981)		6,132,002

Exchange-Traded Funds — 6.7%

Alternative Assets — 0.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	637	61,088

Fixed Income — 2.1%

JPMorgan High Yield Research Enhanced ETF (a)	2,691	140,746

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.7%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,699	242,728

Total Exchange-Traded Funds (Cost $375,198)		444,562

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $32,934)	32,689	32,940

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $57,850)	57,850	57,850

Total Investments — 99.8% (Cost $5,453,963)		6,667,354
Other Assets Less Liabilities — 0.2%		14,030

NET ASSETS — 100.0%		6,681,384

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,348	09/2021	EUR	64,903	(621)

FTSE 100 Index	506	09/2021	GBP	48,860	(423)

MSCI EAFE E-Mini Index	1,167	09/2021	USD	134,456	(3,259)

Russell 2000 E-Mini Index	167	09/2021	USD	19,255	1

S&P 500 E-Mini Index	273	09/2021	USD	58,538	10

TOPIX Index	96	09/2021	JPY	16,781	(119)

U.S. Treasury 10 Year Note	2,324	09/2021	USD	307,749	760

					(3,651)

Short Contracts

Canada 10 Year Bond	(1,692)	09/2021	CAD	(198,574)	(2,305)

Long Gilt	(572)	09/2021	GBP	(101,359)	(901)

					(3,206)

					(6,857)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	33

JPMorgan SmartRetirement® 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.2%

Alternative Assets — 3.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,735	185,406

Fixed Income — 25.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	25,093	302,367

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	94,888	814,139

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,130	57,466

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,156	57,537

JPMorgan High Yield Fund Class R6 Shares (a)	17,874	131,016

JPMorgan Income Fund Class R6 Shares (a)	4,513	43,146

Total Fixed Income		1,405,671

International Equity — 26.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,774	400,619

JPMorgan International Equity Fund Class R6 Shares (a)	11,246	240,996

JPMorgan International Focus Fund Class R6 Shares (a)	17,589	487,572

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,445	361,980

Total International Equity		1,491,167

U.S. Equity — 37.5%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	9,687	353,781

JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,030	162,040

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	640	49,370

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	562	17,512

JPMorgan Small Cap Value Fund Class R6 Shares (a)	559	19,346

JPMorgan U.S. Equity Fund Class R6 Shares (a)	22,491	487,829

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,726	321,474

JPMorgan Value Advantage Fund Class R6 Shares (a)	15,317	661,074

Total U.S. Equity		2,072,426

Total Investment Companies (Cost $3,908,308)		5,154,670

Exchange-Traded Funds — 4.8%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	621	59,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	1,868	97,730

U.S. Equity — 1.9%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,202	108,148

Total Exchange-Traded Funds (Cost $245,776)		265,429

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $33,384)	33,135	33,389

	SHARES (000)
Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $72,915)	72,915	72,915

Total Investments — 99.9% (Cost $4,260,383)		5,526,403
Other Assets Less Liabilities — 0.1%		6,950

NET ASSETS — 100.0%		5,533,353

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

DJ US Real Estate Index	4	09/2021	USD	159	(5)

EURO STOXX 50 Index	1,662	09/2021	EUR	80,021	(791)

FTSE 100 Index	697	09/2021	GBP	67,303	(606)

MSCI EAFE E-Mini Index	961	09/2021	USD	110,722	(2,683)

Russell 2000 E-Mini Index	368	09/2021	USD	42,430	2

S&P 500 E-Mini Index	195	09/2021	USD	41,813	7

TOPIX Index	159	09/2021	JPY	27,794	(197)

					(4,273)

Short Contracts

Canada 10 Year Bond	(1,398)	09/2021	CAD	(164,070)	(1,904)

Long Gilt	(784)	09/2021	GBP	(138,925)	(1,235)

					(3,139)

					(7,412)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	35

JPMorgan SmartRetirement® 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Investment Companies — 93.2%

Alternative Assets — 3.8%

JPMorgan Realty Income Fund Class R6 Shares (a)	13,627		215,307

Fixed Income — 16.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	16,040		193,285

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	56,480		484,600

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,323		42,904

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,343		42,957

JPMorgan High Yield Fund Class R6 Shares (a)	15,952		116,931

JPMorgan Income Fund Class R6 Shares (a)	4,561		43,602

JPMorgan Managed Income Fund Class L Shares (a)	—	(b)	1

Total Fixed Income			924,280

International Equity — 30.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	20,318		457,971

JPMorgan International Equity Fund Class R6 Shares (a)	12,832		274,989

JPMorgan International Focus Fund Class R6 Shares (a)	20,542		569,418

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	19,754		409,904

Total International Equity			1,712,282

U.S. Equity — 42.3%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	11,023		402,560

JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,124		163,936

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	739		56,985

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	942		29,369

JPMorgan Small Cap Value Fund Class R6 Shares (a)	796		27,548

JPMorgan U.S. Equity Fund Class R6 Shares (a)	25,252		547,710

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,391		382,814

JPMorgan Value Advantage Fund Class R6 Shares (a)	17,428		752,200

Total U.S. Equity			2,363,122

Total Investment Companies (Cost $3,741,893)			5,214,991

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 4.8%

Alternative Assets — 1.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	720	69,027

Fixed Income — 1.4%

JPMorgan High Yield Research Enhanced ETF (a)	1,531	80,061

U.S. Equity — 2.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,341	120,598

Total Exchange-Traded Funds (Cost $245,260)		269,686

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes

1.38%, 1/31/2022(c) (Cost $33,472)	33,223	33,477

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (d) (Cost $49,724)	49,724	49,724

Total Investments — 99.5% (Cost $4,070,349)		5,567,878
Other Assets Less Liabilities — 0.5%		26,449

NET ASSETS — 100.0%		5,594,327

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(d)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,689	09/2021	EUR	81,321	(801)

FTSE 100 Index	704	09/2021	GBP	67,979	(613)

MSCI EAFE E-Mini Index	931	09/2021	USD	107,265	(2,599)

Russell 2000 E-Mini Index	290	09/2021	USD	33,437	2

S&P 500 E-Mini Index	260	09/2021	USD	55,751	9

TOPIX Index	160	09/2021	JPY	27,969	(198)

					(4,200)

Short Contracts

Canada 10 Year Bond	(1,418)	09/2021	CAD	(166,417)	(1,932)

Long Gilt	(785)	09/2021	GBP	(139,103)	(1,237)

					(3,169)

					(7,369)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	37

JPMorgan SmartRetirement® 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.1%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	10,661	168,449

Fixed Income — 8.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	5,241	63,151

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	14,699	126,119

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,472	19,925

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,481	19,949

JPMorgan High Yield Fund Class R6 Shares (a)	10,137	74,304

JPMorgan Income Fund Class R6 Shares (a)	3,360	32,123

Total Fixed Income		335,571

International Equity — 34.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	16,504	372,008

JPMorgan International Equity Fund Class R6 Shares (a)	10,264	219,954

JPMorgan International Focus Fund Class R6 Shares (a)	17,234	477,725

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	16,273	337,660

Total International Equity		1,407,347

U.S. Equity — 46.7%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	9,000	328,672

JPMorgan Large Cap Value Fund Class R6 Shares (a)	5,969	120,448

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	551	42,479

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	426	13,293

JPMorgan Small Cap Value Fund Class R6 Shares (a)	660	22,854

JPMorgan U.S. Equity Fund Class R6 Shares (a)	20,863	452,520

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,958	330,027

JPMorgan Value Advantage Fund Class R6 Shares (a)	14,231	614,213

Total U.S. Equity		1,924,506

Total Investment Companies (Cost $2,775,076)		3,835,873

Exchange-Traded Funds — 4.8%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	579	55,477

Fixed Income — 1.0%

JPMorgan High Yield Research Enhanced ETF (a)	781	40,839

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.5%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,124	101,059

Total Exchange-Traded Funds (Cost $173,631)		197,375

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $25,180)	24,992	25,183

	SHARES (000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $62,095)	62,095	62,095

Total Investments — 100.0% (Cost $3,035,982)		4,120,526
Liabilities in Excess of Other Assets — 0.0% (d)		(1,214)

NET ASSETS — 100.0%		4,119,312

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.
(d)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,246	09/2021	EUR	59,992	(591)

FTSE 100 Index	517	09/2021	GBP	49,922	(450)

MSCI EAFE E-Mini Index	731	09/2021	USD	84,222	(1,893)

Russell 2000 E-Mini Index	312	09/2021	USD	35,974	2

S&P 500 E-Mini Index	145	09/2021	USD	31,092	5

TOPIX Index	118	09/2021	JPY	20,627	(146)

					(3,073)

Short Contracts

Canada 10 Year Bond	(1,041)	09/2021	CAD	(122,173)	(1,418)

Long Gilt	(575)	09/2021	GBP	(101,890)	(906)

					(2,324)

					(5,397)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	39

JPMorgan SmartRetirement® 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.9%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,795	154,767

Fixed Income — 8.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,850	58,444

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,604	116,718

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,250	18,137

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,259	18,159

JPMorgan High Yield Fund Class R6 Shares (a)	9,425	69,083

JPMorgan Income Fund Class R6 Shares (a)	3,102	29,657

Total Fixed Income		310,198

International Equity — 34.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	15,295	344,754

JPMorgan International Equity Fund Class R6 Shares (a)	9,498	203,542

JPMorgan International Focus Fund Class R6 Shares (a)	15,763	436,949

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	14,867	308,500

Total International Equity		1,293,745

U.S. Equity — 47.1%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	8,250	301,307

JPMorgan Large Cap Value Fund Class R6 Shares (a)	5,484	110,670

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	548	42,292

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	393	12,251

JPMorgan Small Cap Value Fund Class R6 Shares (a)	604	20,910

JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,176	415,918

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	8,228	303,125

JPMorgan Value Advantage Fund Class R6 Shares (a)	13,046	563,082

Total U.S. Equity		1,769,555

Total Investment Companies (Cost $2,562,907)		3,528,265

Exchange-Traded Funds — 4.8%

Alternative Assets — 1.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	530	50,810

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 1.0%

JPMorgan High Yield Research Enhanced ETF (a)	710	37,160

U.S. Equity — 2.4%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,023	92,017

Total Exchange-Traded Funds (Cost $158,377)		179,987

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $23,489)	23,314	23,492

	SHARES (000)
Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $49,691)	49,691	49,691

Total Investments — 100.6% (Cost $2,794,464)		3,781,435
Liabilities in Excess of Other Assets — (0.6)%		(23,496)

NET ASSETS — 100.0%		3,757,939

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,141	09/2021	EUR	54,936	(543)

FTSE 100 Index	475	09/2021	GBP	45,867	(413)

MSCI EAFE E-Mini Index	669	09/2021	USD	77,079	(1,730)

Russell 2000 E-Mini Index	266	09/2021	USD	30,670	2

S&P 500 E-Mini Index	120	09/2021	USD	25,731	4

TOPIX Index	108	09/2021	JPY	18,879	(134)

					(2,814)

Short Contracts

Canada 10 Year Bond	(955)	09/2021	CAD	(112,080)	(1,301)

Long Gilt	(529)	09/2021	GBP	(93,739)	(834)

MSCI Emerging Markets E-Mini Index	(46)	09/2021	USD	(3,140)	5

					(2,130)

					(4,944)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	41

JPMorgan SmartRetirement® 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.6%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	5,130	81,047

Fixed Income — 7.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,454	29,571

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,883	59,055

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,129	9,097

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,133	9,108

JPMorgan High Yield Fund Class R6 Shares (a)	4,799	35,175

JPMorgan Income Fund Class R6 Shares (a)	1,561	14,927

Total Fixed Income		156,933

International Equity — 34.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,994	180,184

JPMorgan International Equity Fund Class R6 Shares (a)	5,086	108,994

JPMorgan International Focus Fund Class R6 Shares (a)	8,284	229,632

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,774	161,315

Total International Equity		680,125

U.S. Equity — 47.3%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	4,326	157,997

JPMorgan Large Cap Value Fund Class R6 Shares (a)	2,853	57,577

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	314	24,253

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	349	10,865

JPMorgan Small Cap Value Fund Class R6 Shares (a)	389	13,480

JPMorgan U.S. Equity Fund Class R6 Shares (a)	10,096	218,987

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	4,259	156,887

JPMorgan Value Advantage Fund Class R6 Shares (a)	6,841	295,273

Total U.S. Equity		935,319

Total Investment Companies (Cost $1,399,520)		1,853,424

Exchange-Traded Funds — 4.6%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	277	26,521

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 0.9%

JPMorgan High Yield Research Enhanced ETF (a)	356	18,634

U.S. Equity — 2.4%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	510	45,899

Total Exchange-Traded Funds (Cost $78,228)		91,054

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $12,860)	12,764	12,862

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $24,408)	24,408	24,408

Total Investments — 100.0% (Cost $1,515,016)		1,981,748
Other Assets Less Liabilities — 0.0% (d)		83

NET ASSETS — 100.0%		1,981,831

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.
(d)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	596	09/2021	EUR	28,696	(280)

FTSE 100 Index	248	09/2021	GBP	23,947	(215)

MSCI EAFE E-Mini Index	339	09/2021	USD	39,058	(948)

MSCI Emerging Markets E-Mini Index	1	09/2021	USD	68	— (a)

Russell 2000 E-Mini Index	70	09/2021	USD	8,071	— (a)

S&P 500 E-Mini Index	70	09/2021	USD	15,010	2

TOPIX Index	56	09/2021	JPY	9,789	(69)

					(1,510)

Short Contracts

Canada 10 Year Bond	(498)	09/2021	CAD	(58,446)	(678)

Long Gilt	(266)	09/2021	GBP	(47,135)	(419)

					(1,097)

					(2,607)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	43

JPMorgan SmartRetirement® 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.5%

Alternative Assets — 4.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,183	18,693

Fixed Income — 7.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	524	6,319

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,636	14,037

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	259	2,091

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	260	2,087

JPMorgan High Yield Fund Class R6 Shares (a)	1,070	7,847

JPMorgan Income Fund Class R6 Shares (a)	347	3,313

Total Fixed Income		35,694

International Equity — 34.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,805	40,683

JPMorgan International Equity Fund Class R6 Shares (a)	1,158	24,808

JPMorgan International Focus Fund Class R6 Shares (a)	1,885	52,253

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,762	36,568

Total International Equity		154,312

U.S. Equity — 47.0%

JPMorgan Growth Advantage Fund Class R6 Shares (a)	984	35,935

JPMorgan Large Cap Value Fund Class R6 Shares (a)	673	13,576

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	68	5,213

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	70	2,170

JPMorgan Small Cap Value Fund Class R6 Shares (a)	77	2,681

JPMorgan U.S. Equity Fund Class R6 Shares (a)	2,265	49,128

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	965	35,559

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,548	66,794

Total U.S. Equity		211,056

Total Investment Companies (Cost $339,168)		419,755

Exchange-Traded Funds — 4.4%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	61	5,842

Fixed Income — 0.8%

JPMorgan High Yield Research Enhanced ETF (a)	71	3,702

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	116	10,432

Total Exchange-Traded Funds (Cost $16,847)		19,976

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.7%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $3,243)	3,219	3,244

	SHARES (000)
Short-Term Investments — 1.4%

Investment Companies — 1.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $6,147)	6,147	6,147

Total Investments — 100.0% (Cost $365,405)		449,122
Liabilities in Excess of Other Assets — 0.0% (d)		(28)

NET ASSETS — 100.0%		449,094

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.
(d)	Amount rounds to less than 0.1% of net assets.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

DJ US Real Estate Index	6	09/2021	USD	238	(7)

EURO STOXX 50 Index	133	09/2021	EUR	6,404	(62)

FTSE 100 Index	56	09/2021	GBP	5,407	(49)

MSCI EAFE E-Mini Index	75	09/2021	USD	8,641	(209)

Russell 2000 E-Mini Index	23	09/2021	USD	2,652	— (a)

S&P 500 E-Mini Index	16	09/2021	USD	3,431	1

TOPIX Index	12	09/2021	JPY	2,098	(15)

					(341)

Short Contracts

Canada 10 Year Bond	(112)	09/2021	CAD	(13,145)	(153)

Long Gilt	(56)	09/2021	GBP	(9,923)	(88)

					(241)

					(582)

Abbreviations

CAD	Canadian Dollar
EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$7,731	$13,287	$28,712
Investments in affiliates, at value	2,070,277	3,486,747	5,507,193
Receivables:
Investment securities sold	40,003	47,365	42,132
Fund shares sold	909	1,635	3,342
Interest from non-affiliates	44	76	163
Dividends from affiliates	186	319	387
Variation margin on futures contracts	610	2,879	5,796
Due from adviser	30	28	51

Total Assets	2,119,790	3,552,336	5,587,776

LIABILITIES:
Payables:
Due to custodian	184	316	385
Distributions	481	613	950
Fund shares redeemed	4,124	17,409	8,355
Accrued liabilities:
Distribution fees	161	223	341
Service fees	115	258	418
Custodian and accounting fees	19	29	42
Other	115	133	187

Total Liabilities	5,199	18,981	10,678

Net Assets	$2,114,591	$3,533,355	$5,577,098

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
NET ASSETS:
Paid-in-Capital	$1,718,231	$2,824,448	$4,388,055
Total distributable earnings (loss)	396,360	708,907	1,189,043

Total Net Assets	$2,114,591	$3,533,355	$5,577,098

Net Assets:
Class A	$580,693	$723,758	$1,147,634
Class C	11,547	15,662	27,048
Class I	143,855	279,318	379,329
Class R2	73,969	132,238	192,084
Class R3	15,618	36,610	36,301
Class R4	5,349	10,965	17,587
Class R5	549,434	1,039,921	1,540,051
Class R6	734,126	1,294,883	2,237,064

Total	$2,114,591	$3,533,355	$5,577,098

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	32,504	38,161	57,112
Class C	649	830	1,352
Class I	8,033	14,663	18,821
Class R2	4,151	6,996	9,600
Class R3	878	1,940	1,814
Class R4	299	577	875
Class R5	30,620	54,521	76,331
Class R6	40,922	67,875	110,860

Net Asset Value (a):
Class A — Redemption price per share	$17.87	$18.97	$20.09
Class C — Offering price per share (b)	17.79	18.87	20.01
Class I — Offering and redemption price per share	17.91	19.05	20.15
Class R2 — Offering and redemption price per share	17.82	18.90	20.01
Class R3 — Offering and redemption price per share	17.78	18.87	20.01
Class R4 — Offering and redemption price per share	17.89	19.01	20.11
Class R5 — Offering and redemption price per share	17.94	19.07	20.18
Class R6 — Offering and redemption price per share	17.94	19.08	20.18
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.71	$19.86	$21.04

Cost of investments in non-affiliates	$7,729	$13,285	$28,707
Cost of investments in affiliates	1,786,649	3,020,524	4,679,440

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$32,940	$33,389	$33,477
Investments in affiliates, at value	6,634,414	5,493,014	5,534,401
Receivables:
Investment securities sold	31,559	31,901	63,001
Fund shares sold	3,984	4,297	2,949
Interest from non-affiliates	187	190	191
Dividends from affiliates	400	142	144
Variation margin on futures contracts	3,893	1,022	1,005
Due from adviser	56	47	44

Total Assets	6,707,433	5,564,002	5,635,212

LIABILITIES:
Payables:
Due to custodian	399	140	142
Distributions	935	613	462
Investment securities purchased	—	22,531	17,252
Fund shares redeemed	23,544	6,404	22,067
Accrued liabilities:
Distribution fees	410	339	319
Service fees	522	406	428
Custodian and accounting fees	48	39	38
Other	191	177	177

Total Liabilities	26,049	30,649	40,885

Net Assets	$6,681,384	$5,533,353	$5,594,327

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
NET ASSETS:
Paid-in-Capital	$5,036,641	$3,719,205	$3,524,598
Total distributable earnings (loss)	1,644,743	1,814,148	2,069,729

Total Net Assets	$6,681,384	$5,533,353	$5,594,327

Net Assets:
Class A	$1,310,223	$1,107,857	$1,024,243
Class C	22,367	13,950	15,949
Class I	498,963	345,692	437,592
Class R2	265,500	219,749	199,824
Class R3	73,364	47,424	65,461
Class R4	22,446	22,627	15,979
Class R5	1,978,329	1,456,188	1,668,542
Class R6	2,510,192	2,319,866	2,166,737

Total	$6,681,384	$5,533,353	$5,594,327

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	59,843	46,841	39,765
Class C	1,033	596	631
Class I	22,714	14,527	16,925
Class R2	12,181	9,324	7,807
Class R3	3,365	2,015	2,551
Class R4	1,023	953	619
Class R5	89,781	61,150	64,350
Class R6	113,953	97,417	83,574

Net Asset Value (a):
Class A — Redemption price per share	$21.89	$23.65	$25.76
Class C — Offering price per share (b)	21.64	23.41	25.26
Class I — Offering and redemption price per share	21.97	23.80	25.85
Class R2 — Offering and redemption price per share	21.80	23.57	25.59
Class R3 — Offering and redemption price per share	21.80	23.54	25.66
Class R4 — Offering and redemption price per share	21.93	23.75	25.81
Class R5 — Offering and redemption price per share	22.04	23.81	25.93
Class R6 — Offering and redemption price per share	22.03	23.81	25.93
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.92	$24.76	$26.97

Cost of investments in non-affiliates	$32,934	$33,384	$33,472
Cost of investments in affiliates	5,421,029	4,226,999	4,036,877

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund		JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$25,183	$23,492		$12,862		$3,244
Investments in affiliates, at value	4,095,343	3,757,943		1,968,886		445,878
Receivables:
Investment securities sold	26,124	18,910		15,416		1,893
Fund shares sold	2,482	2,341		2,372		561
Interest from non-affiliates	143	134		73		18
Dividends from affiliates	106	98		49		11
Variation margin on futures contracts	—	—		—		168
Due from adviser	37	33		23		15

Total Assets	4,149,418	3,802,951		1,999,681		451,788

LIABILITIES:
Payables:
Due to custodian	104	97		49		11
Distributions	245	275		110		35
Investment securities purchased	20,907	18,078		13,911		1,668
Fund shares redeemed	7,708	25,505		3,273		875
Variation margin on futures contracts	396	373		87		—
Accrued liabilities:
Distribution fees	246	203		125		19
Service fees	305	298		153		26
Custodian and accounting fees	29	26		14		7
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)	—	(a)
Other	166	157		128		53

Total Liabilities	30,106	45,012		17,850		2,694

Net Assets	$4,119,312	$3,757,939		$1,981,831		$449,094

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
NET ASSETS:
Paid-in-Capital	$2,636,022	$2,421,387	$1,373,060	$346,163
Total distributable earnings (loss)	1,483,290	1,336,552	608,771	102,931

Total Net Assets	$4,119,312	$3,757,939	$1,981,831	$449,094

Net Assets:
Class A	$793,971	$622,310	$353,792	$50,703
Class C	10,242	9,790	6,503	1,992
Class I	298,715	341,114	163,327	50,531
Class R2	165,130	143,149	108,729	9,829
Class R3	29,888	32,912	14,248	7,448
Class R4	11,680	10,679	4,137	1,255
Class R5	1,103,307	1,208,319	549,015	92,080
Class R6	1,706,379	1,389,666	782,080	235,256

Total	$4,119,312	$3,757,939	$1,981,831	$449,094

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	31,106	24,255	11,937	2,156
Class C	408	388	222	86
Class I	11,653	13,238	5,499	2,145
Class R2	6,510	5,618	3,684	419
Class R3	1,176	1,288	482	317
Class R4	456	415	139	53
Class R5	42,995	46,805	18,468	3,909
Class R6	66,514	53,808	26,295	9,972

Net Asset Value (a):
Class A — Redemption price per share	$25.52	$25.66	$29.64	$23.51
Class C — Offering price per share (b)	25.12	25.22	29.29	23.31
Class I — Offering and redemption price per share	25.63	25.77	29.70	23.56
Class R2 — Offering and redemption price per share	25.37	25.48	29.51	23.44
Class R3 — Offering and redemption price per share	25.42	25.55	29.54	23.51
Class R4 — Offering and redemption price per share	25.58	25.73	29.68	23.55
Class R5 — Offering and redemption price per share	25.66	25.82	29.73	23.56
Class R6 — Offering and redemption price per share	25.65	25.83	29.74	23.59
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.72	$26.87	$31.04	$24.62

Cost of investments in non-affiliates	$25,180	$23,489	$12,860	$3,243
Cost of investments in affiliates	3,010,802	2,770,975	1,502,156	362,162

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$184	$309	$553
Dividend income from affiliates	50,384	85,815	117,558

Total investment income	50,568	86,124	118,111

EXPENSES:
Distribution fees:
Class A	1,647	2,200	3,128
Class C	107	145	213
Class R2	438	762	1,054
Class R3	47	99	106
Service fees:
Class A	1,647	2,200	3,128
Class C	36	48	71
Class I	505	924	1,197
Class R2	219	381	527
Class R3	47	99	106
Class R4	39	64	101
Class R5	627	1,224	1,708
Custodian and accounting fees	90	151	215
Interest expense to affiliates	2	— (a)	2
Professional fees	51	65	82
Trustees’ and Chief Compliance Officer’s fees	32	37	42
Printing and mailing costs	48	44	102
Registration and filing fees	150	49	118
Transfer agency fees (See Note 2.G.)	147	126	153
Other	84	134	186

Total expenses	5,963	8,752	12,239

Less fees waived	(1,405)	(1,217)	(1,237)
Less expense reimbursements	(433)	(438)	(681)

Net expenses	4,125	7,097	10,321

Net investment income (loss)	46,443	79,027	107,790

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	55	92	117
Investments in affiliates	113,877	251,146	292,904
Futures contracts	29,466	54,079	132,808
Foreign currency transactions	270	234	988

Net realized gain (loss)	143,668	305,551	426,817

Distributions of capital gains received from investment company affiliates	24,921	44,697	75,752

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(209)	(353)	(587)
Investments in affiliates	147,692	222,791	607,356
Futures contracts	(4,524)	(8,196)	(16,711)
Foreign currency translations	(73)	(178)	(503)

Change in net unrealized appreciation/depreciation	142,886	214,064	589,555

Net realized/unrealized gains (losses)	311,475	564,312	1,092,124

Change in net assets resulting from operations	$357,918	$643,339	$1,199,914

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$592	$477	$448
Dividend income from affiliates	122,606	97,656	89,886

Total investment income	123,198	98,133	90,334

EXPENSES:
Distribution fees:
Class A	3,533	2,848	2,675
Class C	185	111	121
Class R2	1,393	1,148	1,020
Class R3	183	119	160
Service fees:
Class A	3,533	2,848	2,675
Class C	62	37	40
Class I	1,393	1,019	1,121
Class R2	696	574	510
Class R3	183	119	160
Class R4	120	117	93
Class R5	2,043	1,526	1,660
Custodian and accounting fees	244	195	192
Interest expense to affiliates	— (a)	1	— (a)
Professional fees	87	76	75
Trustees’ and Chief Compliance Officer’s fees	44	40	40
Printing and mailing costs	116	121	127
Registration and filing fees	119	115	100
Transfer agency fees (See Note 2.G.)	176	150	157
Other	173	141	141

Total expenses	14,283	11,305	11,067

Less fees waived	(1,411)	(1,089)	(1,040)
Less expense reimbursements	(745)	(664)	(648)

Net expenses	12,127	9,552	9,379

Net investment income (loss)	111,071	88,581	80,955

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	133	79	69
Investments in affiliates	338,735	382,230	399,609
Futures contracts	153,057	162,764	165,225
Foreign currency transactions	522	288	317

Net realized gain (loss)	492,447	545,361	565,220

Distributions of capital gains received from investment company affiliates	93,103	132,114	133,731

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(629)	(464)	(428)
Investments in affiliates	922,530	835,704	955,588
Futures contracts	(19,525)	(19,150)	(18,828)
Foreign currency translations	(131)	(198)	(200)

Change in net unrealized appreciation/depreciation	902,245	815,892	936,132

Net realized/unrealized gains (losses)	1,487,795	1,493,367	1,635,083

Change in net assets resulting from operations	$1,598,866	$1,581,948	$1,716,038

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021 (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$314	$286	$142	$32
Dividend income from affiliates	60,892	55,009	28,034	5,221

Total investment income	61,206	55,295	28,176	5,253

EXPENSES:
Distribution fees:
Class A	1,997	1,661	884	121
Class C	79	74	46	12
Class R2	824	724	522	40
Class R3	78	80	34	16
Service fees:
Class A	1,997	1,661	884	121
Class C	26	25	15	4
Class I	814	868	404	95
Class R2	412	362	261	20
Class R3	78	80	34	16
Class R4	62	62	25	3
Class R5	1,129	1,165	530	77
Custodian and accounting fees	139	133	61	20
Interest expense to affiliates	1	1	— (a)	—
Professional fees	64	60	46	35
Trustees’ and Chief Compliance Officer’s fees	36	35	30	26
Printing and mailing costs	107	108	113	42
Registration and filing fees	151	141	136	117
Transfer agency fees (See Note 2.G.)	126	115	71	29
Other	108	150	75	22

Total expenses	8,228	7,505	4,171	816

Less fees waived	(781)	(660)	(356)	(60)
Less expense reimbursements	(586)	(560)	(437)	(264)

Net expenses	6,861	6,285	3,378	492

Net investment income (loss)	54,345	49,010	24,798	4,761

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	53	53	24	6
Investments in affiliates	270,100	231,112	79,113	5,847
Futures contracts	117,871	109,729	53,108	11,146
Foreign currency transactions	317	406	163	33

Net realized gain (loss)	388,341	341,300	132,408	17,032

Distributions of capital gains received from investment company affiliates	102,189	92,207	45,689	8,685

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(304)	(278)	(135)	(28)
Investments in affiliates	821,634	757,225	417,781	87,457
Futures contracts	(13,771)	(13,132)	(6,581)	(1,405)
Foreign currency translations	(96)	(170)	(81)	(1)

Change in net unrealized appreciation/depreciation	807,463	743,645	410,984	86,023

Net realized/unrealized gains (losses)	1,297,993	1,177,152	589,081	111,740

Change in net assets resulting from operations	$1,352,338	$1,226,162	$613,879	$116,501

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$46,443	$76,842	$79,027	$132,702
Net realized gain (loss)	143,668	208,066	305,551	370,644
Distributions of capital gains received from investment company affiliates	24,921	46,528	44,697	88,320
Change in net unrealized appreciation/depreciation	142,886	(251,843)	214,064	(448,947)

Change in net assets resulting from operations	357,918	79,593	643,339	142,719

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(29,257)	(111,955)	(40,350)	(165,886)
Class C	(513)	(2,945)	(714)	(4,311)
Class I	(8,746)	(48,034)	(16,616)	(85,239)
Class R2	(3,582)	(16,048)	(6,558)	(28,620)
Class R3	(831)	(2,943)	(1,795)	(6,853)
Class R4	(671)	(2,172)	(1,243)	(4,267)
Class R5	(29,372)	(106,657)	(60,286)	(217,110)
Class R6	(37,987)	(118,771)	(72,330)	(224,900)

Total distributions to shareholders	(110,959)	(409,525)	(199,892)	(737,186)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(803,054)	(330,514)	(1,504,153)	(614,693)

NET ASSETS:
Change in net assets	(556,095)	(660,446)	(1,060,706)	(1,209,160)
Beginning of period	2,670,686	3,331,132	4,594,061	5,803,221

End of period	$2,114,591	$2,670,686	$3,533,355	$4,594,061

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$107,790	$165,120	$111,071	$170,306
Net realized gain (loss)	426,817	423,970	492,447	617,683
Distributions of capital gains received from investment company affiliates	75,752	133,279	93,103	176,040
Change in net unrealized appreciation/depreciation	589,555	(583,405)	902,245	(865,414)

Change in net assets resulting from operations	1,199,914	138,964	1,598,866	98,615

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(54,655)	(187,049)	(56,130)	(257,531)
Class C	(1,053)	(3,931)	(849)	(5,167)
Class I	(21,331)	(89,575)	(22,391)	(124,204)
Class R2	(8,524)	(31,329)	(10,307)	(52,701)
Class R3	(1,910)	(5,711)	(2,983)	(11,306)
Class R4	(1,860)	(5,057)	(2,066)	(7,156)
Class R5	(80,847)	(241,336)	(88,416)	(333,290)
Class R6	(111,838)	(281,012)	(110,576)	(359,566)

Total distributions to shareholders	(282,018)	(845,000)	(293,718)	(1,150,921)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,651,982)	(223,807)	(1,557,402)	12,161

NET ASSETS:
Change in net assets	(734,086)	(929,843)	(252,254)	(1,040,145)
Beginning of period	6,311,184	7,241,027	6,933,638	7,973,783

End of period	$5,577,098	$6,311,184	$6,681,384	$6,933,638

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$88,581	$109,074	$80,955	$97,655
Net realized gain (loss)	545,361	182,599	565,220	240,172
Distributions of capital gains received from investment company affiliates	132,114	181,426	133,731	196,389
Change in net unrealized appreciation/depreciation	815,892	(409,182)	936,132	(492,881)

Change in net assets resulting from operations	1,581,948	63,917	1,716,038	41,335

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(51,319)	(120,166)	(50,176)	(129,959)
Class C	(574)	(1,842)	(679)	(2,213)
Class I	(18,844)	(57,779)	(20,846)	(65,720)
Class R2	(9,507)	(24,603)	(9,046)	(26,373)
Class R3	(2,168)	(4,340)	(3,101)	(6,822)
Class R4	(2,288)	(4,287)	(1,981)	(4,084)
Class R5	(74,372)	(153,002)	(82,957)	(180,731)
Class R6	(109,791)	(195,782)	(107,073)	(203,029)

Total distributions to shareholders	(268,863)	(561,801)	(275,859)	(618,931)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,259,280)	(245,388)	(1,154,947)	(252,685)

NET ASSETS:
Change in net assets	53,805	(743,272)	285,232	(830,281)
Beginning of period	5,479,548	6,222,820	5,309,095	6,139,376

End of period	$5,533,353	$5,479,548	$5,594,327	$5,309,095

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,345	$65,438	$49,010	$58,062
Net realized gain (loss)	388,341	118,424	341,300	105,853
Distributions of capital gains received from investment company affiliates	102,189	149,386	92,207	132,380
Change in net unrealized appreciation/depreciation	807,463	(325,764)	743,645	(283,458)

Change in net assets resulting from operations	1,352,338	7,484	1,226,162	12,837

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(34,295)	(80,852)	(29,255)	(66,937)
Class C	(424)	(1,214)	(373)	(1,202)
Class I	(14,357)	(41,796)	(15,020)	(38,967)
Class R2	(6,601)	(17,050)	(5,911)	(15,845)
Class R3	(1,361)	(2,796)	(1,472)	(3,049)
Class R4	(1,196)	(2,176)	(1,165)	(1,956)
Class R5	(52,399)	(109,110)	(53,293)	(101,396)
Class R6	(74,967)	(138,680)	(63,098)	(106,247)

Total distributions to shareholders	(185,600)	(393,674)	(169,587)	(335,599)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(874,836)	(160,107)	(745,921)	(166,141)

NET ASSETS:
Change in net assets	291,902	(546,297)	310,654	(488,903)
Beginning of period	3,827,410	4,373,707	3,447,285	3,936,188

End of period	$4,119,312	$3,827,410	$3,757,939	$3,447,285

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,798	$27,033	$4,761	$3,714
Net realized gain (loss)	132,408	13,938	17,032	(2,491)
Distributions of capital gains received from investment company affiliates	45,689	60,689	8,685	7,236
Change in net unrealized appreciation/depreciation	410,984	(94,675)	86,023	(6,842)

Change in net assets resulting from operations	613,879	6,985	116,501	1,617

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,498)	(24,960)	(1,650)	(1,233)
Class C	(208)	(380)	(46)	(30)
Class I	(6,232)	(12,736)	(1,279)	(690)
Class R2	(3,637)	(6,950)	(261)	(167)
Class R3	(513)	(1,021)	(211)	(145)
Class R4	(422)	(613)	(59)	(43)
Class R5	(21,652)	(35,359)	(2,686)	(1,734)
Class R6	(28,393)	(42,278)	(6,715)	(4,475)

Total distributions to shareholders	(74,555)	(124,297)	(12,907)	(8,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(233,510)	(7,605)	66,878	115,793

NET ASSETS:
Change in net assets	305,814	(124,917)	170,472	108,893
Beginning of period	1,676,017	1,800,934	278,622	169,729

End of period	$1,981,831	$1,676,017	$449,094	$278,622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$66,951	$88,315	$108,083	$164,814
Distributions reinvested	28,223	108,194	38,971	159,419
Cost of shares redeemed	(306,697)	(294,229)	(535,286)	(499,951)

Change in net assets resulting from Class A capital transactions	(211,523)	(97,720)	(388,232)	(175,718)

Class C
Proceeds from shares issued	907	2,690	1,770	5,638
Distributions reinvested	502	2,373	685	3,418
Cost of shares redeemed	(10,698)	(8,418)	(15,138)	(11,878)

Change in net assets resulting from Class C capital transactions	(9,289)	(3,355)	(12,683)	(2,822)

Class I
Proceeds from shares issued	24,249	38,589	38,294	69,367
Distributions reinvested	8,663	47,742	16,518	84,927
Cost of shares redeemed	(187,827)	(147,215)	(318,779)	(241,215)

Change in net assets resulting from Class I capital transactions	(154,915)	(60,884)	(263,967)	(86,921)

Class R2
Proceeds from shares issued	10,528	16,394	14,993	30,168
Distributions reinvested	3,481	15,013	6,448	26,718
Cost of shares redeemed	(45,558)	(56,706)	(69,725)	(103,410)

Change in net assets resulting from Class R2 capital transactions	(31,549)	(25,299)	(48,284)	(46,524)

Class R3
Proceeds from shares issued	2,989	8,536	7,542	19,691
Distributions reinvested	656	2,413	1,575	6,188
Cost of shares redeemed	(10,979)	(8,334)	(20,097)	(22,568)

Change in net assets resulting from Class R3 capital transactions	(7,334)	2,615	(10,980)	3,311

Class R4
Proceeds from shares issued	4,124	6,339	5,368	10,790
Distributions reinvested	670	2,172	1,242	4,267
Cost of shares redeemed	(17,538)	(8,753)	(25,806)	(23,622)

Change in net assets resulting from Class R4 capital transactions	(12,744)	(242)	(19,196)	(8,565)

Class R5
Proceeds from shares issued	48,124	74,779	94,561	158,475
Distributions reinvested	28,694	104,610	59,519	214,370
Cost of shares redeemed	(253,450)	(367,231)	(543,027)	(712,189)

Change in net assets resulting from Class R5 capital transactions	(176,632)	(187,842)	(388,947)	(339,344)

Class R6
Proceeds from shares issued	164,782	272,876	288,130	452,220
Distributions reinvested	34,761	109,681	67,366	210,208
Cost of shares redeemed	(398,611)	(340,344)	(727,360)	(620,538)

Change in net assets resulting from Class R6 capital transactions	(199,068)	42,213	(371,864)	41,890

Total change in net assets resulting from capital transactions	$(803,054)	$(330,514)	$(1,504,153)	$(614,693)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,878	5,209	5,920	9,191
Reinvested	1,630	6,505	2,122	9,048
Redeemed	(17,753)	(17,334)	(29,229)	(27,967)

Change in Class A Shares	(12,245)	(5,620)	(21,187)	(9,728)

Class C
Issued	53	159	97	317
Reinvested	29	143	38	195
Redeemed	(630)	(500)	(838)	(687)

Change in Class C Shares	(548)	(198)	(703)	(175)

Class I
Issued	1,401	2,251	2,085	3,851
Reinvested	499	2,863	895	4,799
Redeemed	(10,855)	(8,851)	(17,384)	(13,598)

Change in Class I Shares	(8,955)	(3,737)	(14,404)	(4,948)

Class R2
Issued	613	953	822	1,675
Reinvested	202	905	352	1,522
Redeemed	(2,638)	(3,381)	(3,810)	(5,821)

Change in Class R2 Shares	(1,823)	(1,523)	(2,636)	(2,624)

Class R3
Issued	174	498	418	1,081
Reinvested	38	146	86	353
Redeemed	(639)	(495)	(1,112)	(1,283)

Change in Class R3 Shares	(427)	149	(608)	151

Class R4
Issued	237	367	291	581
Reinvested	39	130	68	242
Redeemed	(990)	(494)	(1,377)	(1,265)

Change in Class R4 Shares	(714)	3	(1,018)	(442)

Class R5
Issued	2,765	4,409	5,147	8,791
Reinvested	1,650	6,263	3,221	12,095
Redeemed	(14,556)	(21,401)	(29,314)	(39,280)

Change in Class R5 Shares	(10,141)	(10,729)	(20,946)	(18,394)

Class R6
Issued	9,479	16,070	15,639	25,167
Reinvested	1,999	6,567	3,645	11,862
Redeemed	(22,938)	(19,819)	(39,316)	(34,318)

Change in Class R6 Shares	(11,460)	2,818	(20,032)	2,711

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$168,112	$240,725	$183,569	$259,541
Distributions reinvested	52,753	179,437	54,151	247,770
Cost of shares redeemed	(611,007)	(530,971)	(699,120)	(581,603)

Change in net assets resulting from Class A capital transactions	(390,142)	(110,809)	(461,400)	(74,292)

Class C
Proceeds from shares issued	4,521	4,525	3,118	7,028
Distributions reinvested	997	3,312	794	3,783
Cost of shares redeemed	(13,586)	(9,284)	(13,403)	(13,047)

Change in net assets resulting from Class C capital transactions	(8,068)	(1,447)	(9,491)	(2,236)

Class I
Proceeds from shares issued	73,511	95,733	85,188	113,533
Distributions reinvested	20,906	88,461	22,117	123,600
Cost of shares redeemed	(401,636)	(260,950)	(386,076)	(295,924)

Change in net assets resulting from Class I capital transactions	(307,219)	(76,756)	(278,771)	(58,791)

Class R2
Proceeds from shares issued	29,734	42,455	37,620	49,506
Distributions reinvested	8,377	28,922	10,153	49,166
Cost of shares redeemed	(98,225)	(105,885)	(114,340)	(145,117)

Change in net assets resulting from Class R2 capital transactions	(60,114)	(34,508)	(66,567)	(46,445)

Class R3
Proceeds from shares issued	9,535	21,561	15,890	26,251
Distributions reinvested	1,443	4,600	2,610	10,333
Cost of shares redeemed	(24,947)	(19,170)	(27,397)	(22,874)

Change in net assets resulting from Class R3 capital transactions	(13,969)	6,991	(8,897)	13,710

Class R4
Proceeds from shares issued	11,465	11,471	13,616	15,085
Distributions reinvested	1,859	5,057	2,065	7,156
Cost of shares redeemed	(41,334)	(9,154)	(48,076)	(31,406)

Change in net assets resulting from Class R4 capital transactions	(28,010)	7,374	(32,395)	(9,165)

Class R5
Proceeds from shares issued	176,628	257,660	212,941	283,455
Distributions reinvested	79,121	236,548	86,164	325,010
Cost of shares redeemed	(713,014)	(734,565)	(680,832)	(712,095)

Change in net assets resulting from Class R5 capital transactions	(457,265)	(240,357)	(381,727)	(103,630)

Class R6
Proceeds from shares issued	471,508	651,964	535,051	709,634
Distributions reinvested	103,284	260,026	102,565	333,818
Cost of shares redeemed	(961,987)	(686,285)	(955,770)	(750,442)

Change in net assets resulting from Class R6 capital transactions	(387,195)	225,705	(318,154)	293,010

Total change in net assets resulting from capital transactions	$(1,651,982)	$(223,807)	$(1,557,402)	$12,161

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	8,831	13,252	8,980	13,404
Reinvested	2,760	9,959	2,640	12,933
Redeemed	(32,242)	(29,655)	(34,505)	(30,180)

Change in Class A Shares	(20,651)	(6,444)	(22,885)	(3,843)

Class C
Issued	238	245	154	357
Reinvested	52	185	39	200
Redeemed	(723)	(514)	(674)	(707)

Change in Class C Shares	(433)	(84)	(481)	(150)

Class I
Issued	3,854	5,259	4,151	5,902
Reinvested	1,091	4,895	1,074	6,433
Redeemed	(21,133)	(14,630)	(19,150)	(15,722)

Change in Class I Shares	(16,188)	(4,476)	(13,925)	(3,387)

Class R2
Issued	1,574	2,336	1,845	2,543
Reinvested	440	1,612	498	2,577
Redeemed	(5,176)	(5,959)	(5,625)	(7,650)

Change in Class R2 Shares	(3,162)	(2,011)	(3,282)	(2,530)

Class R3
Issued	507	1,174	793	1,331
Reinvested	76	256	128	541
Redeemed	(1,311)	(1,073)	(1,358)	(1,200)

Change in Class R3 Shares	(728)	357	(437)	672

Class R4
Issued	601	623	670	764
Reinvested	98	281	101	373
Redeemed	(2,094)	(520)	(2,252)	(1,550)

Change in Class R4 Shares	(1,395)	384	(1,481)	(413)

Class R5
Issued	9,223	14,186	10,271	14,635
Reinvested	4,122	13,083	4,170	16,866
Redeemed	(37,066)	(40,420)	(32,893)	(36,365)

Change in Class R5 Shares	(23,721)	(13,151)	(18,452)	(4,864)

Class R6
Issued	24,640	35,896	25,992	36,917
Reinvested	5,376	14,386	4,964	17,336
Redeemed	(50,000)	(37,653)	(46,347)	(38,023)

Change in Class R6 Shares	(19,984)	12,629	(15,391)	16,230

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$149,808	$209,889	$149,150	$202,314
Distributions reinvested	49,367	115,252	48,243	124,789
Cost of shares redeemed	(498,110)	(425,088)	(540,345)	(437,805)

Change in net assets resulting from Class A capital transactions	(298,935)	(99,947)	(342,952)	(110,702)

Class C
Proceeds from shares issued	2,477	3,206	2,167	3,920
Distributions reinvested	538	1,299	648	1,599
Cost of shares redeemed	(8,893)	(8,291)	(7,768)	(8,524)

Change in net assets resulting from Class C capital transactions	(5,878)	(3,786)	(4,953)	(3,005)

Class I
Proceeds from shares issued	63,851	79,585	65,661	98,035
Distributions reinvested	18,693	57,402	20,779	65,561
Cost of shares redeemed	(330,141)	(196,452)	(256,388)	(226,754)

Change in net assets resulting from Class I capital transactions	(247,597)	(59,465)	(169,948)	(63,158)

Class R2
Proceeds from shares issued	36,972	40,197	29,819	38,236
Distributions reinvested	9,339	22,710	8,734	24,321
Cost of shares redeemed	(105,010)	(98,615)	(91,896)	(104,998)

Change in net assets resulting from Class R2 capital transactions	(58,699)	(35,708)	(53,343)	(42,441)

Class R3
Proceeds from shares issued	14,223	19,460	13,440	23,781
Distributions reinvested	1,682	3,510	2,737	6,177
Cost of shares redeemed	(23,397)	(14,184)	(24,767)	(20,195)

Change in net assets resulting from Class R3 capital transactions	(7,492)	8,786	(8,590)	9,763

Class R4
Proceeds from shares issued	10,782	11,987	8,597	16,356
Distributions reinvested	2,288	4,287	1,981	4,084
Cost of shares redeemed	(44,939)	(9,326)	(39,792)	(23,909)

Change in net assets resulting from Class R4 capital transactions	(31,869)	6,948	(29,214)	(3,469)

Class R5
Proceeds from shares issued	182,206	240,300	180,251	230,669
Distributions reinvested	71,746	147,959	79,972	174,486
Cost of shares redeemed	(599,721)	(553,540)	(537,704)	(517,456)

Change in net assets resulting from Class R5 capital transactions	(345,769)	(165,281)	(277,481)	(112,301)

Class R6
Proceeds from shares issued	471,631	597,554	432,971	592,329
Distributions reinvested	102,553	182,501	99,225	188,053
Cost of shares redeemed	(837,225)	(676,990)	(800,662)	(707,754)

Change in net assets resulting from Class R6 capital transactions	(263,041)	103,065	(268,466)	72,628

Total change in net assets resulting from capital transactions	$(1,259,280)	$(245,388)	$(1,154,947)	$(252,685)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	6,937	10,822	6,398	9,756
Reinvested	2,276	5,798	2,073	5,861
Redeemed	(23,200)	(21,963)	(23,401)	(21,042)

Change in Class A Shares	(13,987)	(5,343)	(14,930)	(5,425)

Class C
Issued	117	164	95	190
Reinvested	25	66	28	76
Redeemed	(427)	(435)	(348)	(428)

Change in Class C Shares	(285)	(205)	(225)	(162)

Class I
Issued	2,944	4,086	2,794	4,709
Reinvested	857	2,873	889	3,069
Redeemed	(15,367)	(10,362)	(11,212)	(11,217)

Change in Class I Shares	(11,566)	(3,403)	(7,529)	(3,439)

Class R2
Issued	1,710	2,071	1,274	1,848
Reinvested	433	1,144	379	1,147
Redeemed	(4,855)	(5,134)	(3,985)	(5,136)

Change in Class R2 Shares	(2,712)	(1,919)	(2,332)	(2,141)

Class R3
Issued	669	986	590	1,117
Reinvested	78	177	118	291
Redeemed	(1,093)	(742)	(1,076)	(967)

Change in Class R3 Shares	(346)	421	(368)	441

Class R4
Issued	492	606	364	778
Reinvested	105	215	85	192
Redeemed	(1,945)	(490)	(1,599)	(1,141)

Change in Class R4 Shares	(1,348)	331	(1,150)	(171)

Class R5
Issued	8,312	12,422	7,631	11,099
Reinvested	3,284	7,405	3,409	8,156
Redeemed	(27,202)	(28,416)	(22,667)	(24,670)

Change in Class R5 Shares	(15,606)	(8,589)	(11,627)	(5,415)

Class R6
Issued	21,552	30,724	18,408	28,639
Reinvested	4,688	9,143	4,228	8,794
Redeemed	(38,255)	(34,227)	(33,901)	(33,142)

Change in Class R6 Shares	(12,015)	5,640	(11,265)	4,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$126,279	$168,885	$129,862	$179,061
Distributions reinvested	33,006	77,363	27,608	63,519
Cost of shares redeemed	(362,544)	(274,073)	(394,929)	(282,166)

Change in net assets resulting from Class A capital transactions	(203,259)	(27,825)	(237,459)	(39,586)

Class C
Proceeds from shares issued	1,658	2,962	1,943	2,393
Distributions reinvested	400	910	355	874
Cost of shares redeemed	(5,926)	(4,773)	(6,123)	(5,615)

Change in net assets resulting from Class C capital transactions	(3,868)	(901)	(3,825)	(2,348)

Class I
Proceeds from shares issued	47,633	72,481	63,496	93,279
Distributions reinvested	14,231	41,436	14,988	38,872
Cost of shares redeemed	(218,038)	(129,514)	(189,213)	(153,619)

Change in net assets resulting from Class I capital transactions	(156,174)	(15,597)	(110,729)	(21,468)

Class R2
Proceeds from shares issued	26,524	35,694	25,996	36,120
Distributions reinvested	6,428	15,781	5,732	14,873
Cost of shares redeemed	(72,374)	(67,834)	(71,094)	(79,613)

Change in net assets resulting from Class R2 capital transactions	(39,422)	(16,359)	(39,366)	(28,620)

Class R3
Proceeds from shares issued	8,395	14,717	9,649	14,267
Distributions reinvested	1,098	2,361	1,231	2,735
Cost of shares redeemed	(17,164)	(10,388)	(15,603)	(15,402)

Change in net assets resulting from Class R3 capital transactions	(7,671)	6,690	(4,723)	1,600

Class R4
Proceeds from shares issued	7,064	10,858	6,482	10,277
Distributions reinvested	1,197	2,176	1,164	1,956
Cost of shares redeemed	(26,449)	(7,057)	(26,069)	(20,254)

Change in net assets resulting from Class R4 capital transactions	(18,188)	5,977	(18,423)	(8,021)

Class R5
Proceeds from shares issued	165,568	196,533	187,302	216,841
Distributions reinvested	50,155	104,530	49,901	95,443
Cost of shares redeemed	(468,426)	(387,875)	(396,379)	(326,150)

Change in net assets resulting from Class R5 capital transactions	(252,703)	(86,812)	(159,176)	(13,866)

Class R6
Proceeds from shares issued	382,367	461,930	362,898	429,984
Distributions reinvested	69,093	127,414	56,660	95,443
Cost of shares redeemed	(645,011)	(614,624)	(591,778)	(579,259)

Change in net assets resulting from Class R6 capital transactions	(193,551)	(25,280)	(172,220)	(53,832)

Total change in net assets resulting from capital transactions	$(874,836)	$(160,107)	$(745,921)	$(166,141)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	5,555	8,490	5,690	8,948
Reinvested	1,450	3,738	1,207	3,052
Redeemed	(16,028)	(13,773)	(17,311)	(14,061)

Change in Class A Shares	(9,023)	(1,545)	(10,414)	(2,061)

Class C
Issued	74	152	85	120
Reinvested	18	44	16	42
Redeemed	(271)	(250)	(284)	(287)

Change in Class C Shares	(179)	(54)	(183)	(125)

Class I
Issued	2,085	3,636	2,759	4,672
Reinvested	622	1,996	651	1,862
Redeemed	(9,645)	(6,717)	(8,304)	(7,852)

Change in Class I Shares	(6,938)	(1,085)	(4,894)	(1,318)

Class R2
Issued	1,163	1,792	1,144	1,812
Reinvested	285	764	253	716
Redeemed	(3,201)	(3,427)	(3,145)	(3,997)

Change in Class R2 Shares	(1,753)	(871)	(1,748)	(1,469)

Class R3
Issued	375	726	433	701
Reinvested	48	115	54	132
Redeemed	(750)	(522)	(688)	(750)

Change in Class R3 Shares	(327)	319	(201)	83

Class R4
Issued	310	550	280	507
Reinvested	53	105	51	94
Redeemed	(1,082)	(364)	(1,048)	(985)

Change in Class R4 Shares	(719)	291	(717)	(384)

Class R5
Issued	7,172	9,932	8,064	10,935
Reinvested	2,190	5,035	2,164	4,568
Redeemed	(20,090)	(19,272)	(17,023)	(16,088)

Change in Class R5 Shares	(10,728)	(4,305)	(6,795)	(585)

Class R6
Issued	16,575	23,180	15,708	21,596
Reinvested	3,014	6,144	2,454	4,571
Redeemed	(27,880)	(29,920)	(25,307)	(27,924)

Change in Class R6 Shares	(8,291)	(596)	(7,145)	(1,757)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$102,988	$135,184	$27,984	$32,838
Distributions reinvested	12,790	23,497	1,624	1,218
Cost of shares redeemed	(198,254)	(138,175)	(38,547)	(14,474)

Change in net assets resulting from Class A capital transactions	(82,476)	20,506	(8,939)	19,582

Class C
Proceeds from shares issued	805	1,682	578	514
Distributions reinvested	208	346	38	30
Cost of shares redeemed	(1,600)	(1,163)	(328)	(71)

Change in net assets resulting from Class C capital transactions	(587)	865	288	473

Class I
Proceeds from shares issued	41,365	55,723	25,524	17,908
Distributions reinvested	6,219	12,713	1,278	690
Cost of shares redeemed	(96,167)	(45,109)	(11,837)	(6,117)

Change in net assets resulting from Class I capital transactions	(48,583)	23,327	14,965	12,481

Class R2
Proceeds from shares issued	22,527	30,941	3,959	3,508
Distributions reinvested	3,518	6,369	258	167
Cost of shares redeemed	(40,183)	(35,853)	(2,378)	(1,587)

Change in net assets resulting from Class R2 capital transactions	(14,138)	1,457	1,839	2,088

Class R3
Proceeds from shares issued	5,366	8,419	4,144	3,136
Distributions reinvested	441	934	198	136
Cost of shares redeemed	(8,190)	(7,223)	(3,018)	(2,045)

Change in net assets resulting from Class R3 capital transactions	(2,383)	2,130	1,324	1,227

Class R4
Proceeds from shares issued	3,795	3,844	749	1,300
Distributions reinvested	421	613	59	44
Cost of shares redeemed	(11,835)	(1,757)	(1,229)	(1,811)

Change in net assets resulting from Class R4 capital transactions	(7,619)	2,700	(421)	(467)

Class R5
Proceeds from shares issued	142,692	150,765	52,131	34,718
Distributions reinvested	21,497	35,026	2,680	1,721
Cost of shares redeemed	(225,366)	(186,341)	(40,411)	(14,226)

Change in net assets resulting from Class R5 capital transactions	(61,177)	(550)	14,400	22,213

Class R6
Proceeds from shares issued	245,506	257,099	124,843	91,926
Distributions reinvested	25,976	39,049	5,886	4,044
Cost of shares redeemed	(288,029)	(354,188)	(87,307)	(37,774)

Change in net assets resulting from Class R6 capital transactions	(16,547)	(58,040)	43,422	58,196

Total change in net assets resulting from capital transactions	$(233,510)	$(7,605)	$66,878	$115,793

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	3,915	5,954	1,340	1,854
Reinvested	484	984	77	65
Redeemed	(7,516)	(6,080)	(1,852)	(824)

Change in Class A Shares	(3,117)	858	(435)	1,095

Class C
Issued	31	75	27	32
Reinvested	8	14	2	2
Redeemed	(62)	(51)	(16)	(4)

Change in Class C Shares	(23)	38	13	30

Class I
Issued	1,568	2,462	1,207	1,019
Reinvested	234	532	61	37
Redeemed	(3,691)	(2,023)	(558)	(351)

Change in Class I Shares	(1,889)	971	710	705

Class R2
Issued	856	1,371	189	198
Reinvested	134	266	12	9
Redeemed	(1,522)	(1,577)	(111)	(89)

Change in Class R2 Shares	(532)	60	90	118

Class R3
Issued	206	365	201	176
Reinvested	17	39	9	7
Redeemed	(315)	(314)	(143)	(118)

Change in Class R3 Shares	(92)	90	67	65

Class R4
Issued	141	167	36	73
Reinvested	16	26	3	2
Redeemed	(413)	(78)	(58)	(103)

Change in Class R4 Shares	(256)	115	(19)	(28)

Class R5
Issued	5,360	6,642	2,450	1,970
Reinvested	809	1,467	127	92
Redeemed	(8,329)	(8,140)	(1,858)	(801)

Change in Class R5 Shares	(2,160)	(31)	719	1,261

Class R6
Issued	9,180	11,299	5,876	5,239
Reinvested	976	1,637	279	217
Redeemed	(10,829)	(15,098)	(4,120)	(2,150)

Change in Class R6 Shares	(673)	(2,162)	2,035	3,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Year Ended June 30, 2021	$16.21	$0.30		$2.14	$2.44	$(0.37)	$(0.41)	$(0.78)
Year Ended June 30, 2020	18.14	0.42		0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47		0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)

Class C
Year Ended June 30, 2021	16.13	0.19		2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31		0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35		0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)

Class I
Year Ended June 30, 2021	16.24	0.32		2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44		0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49		0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)

Class R2
Year Ended June 30, 2021	16.17	0.23		2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35		0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39		0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)

Class R3
Year Ended June 30, 2021	16.14	0.28		2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38		0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (i) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Year Ended June 30, 2021	16.21	0.31		2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43		0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (i) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Year Ended June 30, 2021	16.28	0.35		2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46		0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)

Class R6
Year Ended June 30, 2021	16.28	0.36		2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47		0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.87	15.27%	$580,693	0.32%	1.76%		0.53%	32%
16.21	2.80	725,302	0.31	2.46		0.53	44
18.14	5.65	913,902	0.31	2.62		0.53	22
18.19	4.02	1,109,062	0.30	2.07		0.53	23
18.14	7.14	1,272,207	0.29	2.20	(h)	0.56	21

17.79	14.58	11,547	0.95	1.11		1.03	32
16.13	2.10	19,316	0.94	1.82		1.03	44
18.07	5.02	25,211	0.94	2.00		1.02	22
18.12	3.34	27,229	0.94	1.36		1.02	23
18.07	6.44	43,742	0.94	1.54	(h)	1.05	21

17.91	15.43	143,855	0.20	1.84		0.27	32
16.24	2.86	275,968	0.19	2.59		0.27	44
18.18	5.83	376,751	0.19	2.74		0.27	22
18.22	4.13	459,288	0.19	2.18		0.26	23
18.17	7.22	556,179	0.19	2.28	(h)	0.30	21

17.82	14.74	73,969	0.75	1.34		0.78	32
16.17	2.29	96,609	0.75	2.03		0.77	44
18.11	5.24	135,758	0.75	2.17		0.77	22
18.15	3.55	188,266	0.75	1.62		0.77	23
18.10	6.82	229,706	0.59	1.90	(h)	0.84	21

17.78	15.01	15,618	0.50	1.60		0.52	32
16.14	2.57	21,053	0.50	2.26		0.52	44
18.08	5.51	20,882	0.50	2.51		0.52	22
18.13	3.80	13,282	0.50	2.06		0.53	23
18.10	5.35	2,508	0.50	2.41	(h)	0.58	21

17.89	15.38	5,349	0.25	1.82		0.27	32
16.21	2.81	16,424	0.25	2.50		0.27	44
18.15	5.78	18,329	0.25	2.70		0.26	22
18.19	4.00	17,266	0.25	2.71		0.37	23
18.17	5.61	21	0.25	2.28	(h)	0.35	21

17.94	15.47	549,434	0.10	1.99		0.12	32
16.28	3.01	663,490	0.10	2.66		0.12	44
18.21	5.91	937,765	0.10	2.80		0.12	22
18.25	4.21	1,273,234	0.10	2.25		0.11	23
18.20	7.32	1,883,558	0.09	2.40	(h)	0.15	21

17.94	15.59	734,126	0.00	2.08		0.02	32
16.28	3.12	852,524	0.00	2.77		0.02	44
18.21	6.02	902,534	0.00	2.95		0.02	22
18.25	4.32	853,005	0.00	2.44		0.01	23
18.20	7.42	476,563	0.00	2.63	(h)	0.01	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Year Ended June 30, 2021	$17.14	$0.31		$2.38	$2.69	$(0.38)	$(0.48)	$(0.86)
Year Ended June 30, 2020	19.25	0.43		0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47		0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)

Class C
Year Ended June 30, 2021	17.05	0.19		2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32		0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)

Class I
Year Ended June 30, 2021	17.21	0.33		2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46		0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)

Class R2
Year Ended June 30, 2021	17.08	0.24		2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36		0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)

Class R3
Year Ended June 30, 2021	17.06	0.29		2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41		0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Year Ended June 30, 2021	17.16	0.34		2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45		0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Year Ended June 30, 2021	17.23	0.36		2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48		0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)

Class R6
Year Ended June 30, 2021	17.23	0.38		2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50		0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$18.97	15.90%	$723,758	0.38%	1.68%		0.52%		33%
17.14	2.87	1,016,969	0.37	2.39		0.52		45
19.25	5.74	1,329,583	0.36	2.49		0.52		23
19.34	5.24	1,575,073	0.34	1.97		0.52		23
19.14	9.55	1,698,639	0.31	2.03	(h)	0.54		20

18.87	15.18	15,662	0.98	1.04		1.02		33
17.05	2.26	26,138	0.97	1.80		1.03		45
19.16	5.08	32,725	0.96	1.87		1.02		23
19.26	4.60	35,803	0.96	1.31		1.02		23
19.06	8.86	47,920	0.96	1.37	(h)	1.06		20

19.05	16.06	279,318	0.23	1.80		0.26		33
17.21	3.01	500,145	0.22	2.54		0.26		45
19.32	5.88	657,042	0.21	2.64		0.27		23
19.41	5.41	794,082	0.21	2.11		0.26		23
19.20	9.68	894,064	0.21	2.15	(h)	0.29		20

18.90	15.48	132,238	0.75	1.32		0.77		33
17.08	2.47	164,523	0.75	2.01		0.77		45
19.19	5.27	235,222	0.75	2.08		0.77		23
19.29	4.82	336,321	0.75	1.57		0.76		23
19.09	9.24	379,082	0.60	1.75	(h)	0.81		20

18.87	15.74	36,610	0.50	1.57		0.51		33
17.06	2.75	43,462	0.50	2.28		0.52		45
19.17	5.51	45,957	0.50	2.45		0.52		23
19.29	5.10	18,588	0.50	1.90		0.52		23
19.10	7.31	4,816	0.50	1.82	(h)	0.54		20

19.01	16.11	10,965	0.25	1.83		0.26		33
17.16	2.94	27,376	0.25	2.48		0.26		45
19.28	5.86	39,275	0.25	2.65		0.26		23
19.37	5.31	33,799	0.25	2.26		0.29		23
19.19	7.54	27	0.25	2.35	(h)	0.35		20

19.07	16.22	1,039,921	0.10	1.97		0.11		33
17.23	3.13	1,300,373	0.10	2.64		0.11		45
19.34	5.99	1,815,333	0.10	2.73		0.11		23
19.43	5.52	2,456,985	0.10	2.19		0.11		23
19.22	9.80	3,406,307	0.09	2.26	(h)	0.13		20

19.08	16.40	1,294,883	0.00	2.07		0.01		33
17.23	3.23	1,515,075	0.00	2.76		0.01		45
19.34	6.04	1,648,084	0.00	2.87		0.01		23
19.44	5.63	1,508,100	0.00	2.39		0.01		23
19.23	9.90	644,742	0.00	2.39	(h)	0.00	(j)	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Year Ended June 30, 2021	$17.34	$0.29		$3.31	$3.60	$(0.36)	$(0.49)	$(0.85)
Year Ended June 30, 2020	19.22	0.41		0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43		0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)

Class C
Year Ended June 30, 2021	17.27	0.17		3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30		0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)

Class I
Year Ended June 30, 2021	17.39	0.32		3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44		0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)

Class R2
Year Ended June 30, 2021	17.27	0.22		3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34		0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)

Class R3
Year Ended June 30, 2021	17.27	0.27		3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39		0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Year Ended June 30, 2021	17.34	0.32		3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44		0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Year Ended June 30, 2021	17.41	0.35		3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46		0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)

Class R6
Year Ended June 30, 2021	17.41	0.37		3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48		0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$20.09	21.06%	$1,147,634	0.41%	1.52%		0.52%		32%
17.34	2.22	1,348,331	0.40	2.25		0.52		51
19.22	5.80	1,618,745	0.38	2.28		0.52		24
19.18	6.33	1,802,572	0.36	1.78		0.52		26
18.75	11.42	1,839,098	0.32	1.88	(h)	0.54		16

20.01	20.39	27,048	1.00	0.91		1.02		32
17.27	1.62	30,825	0.99	1.64		1.03		51
19.15	5.20	35,802	0.97	1.69		1.02		24
19.11	5.65	39,725	0.97	1.13		1.03		26
18.69	10.79	50,948	0.97	1.22	(h)	1.05		16

20.15	21.25	379,329	0.25	1.66		0.26		32
17.39	2.37	608,686	0.24	2.40		0.26		51
19.27	6.01	760,817	0.22	2.45		0.26		24
19.22	6.47	870,554	0.22	1.93		0.26		26
18.79	11.56	928,710	0.22	1.97	(h)	0.29		16

20.01	20.68	192,084	0.75	1.18		0.77		32
17.27	1.86	220,376	0.75	1.90		0.77		51
19.15	5.42	282,956	0.75	1.90		0.77		24
19.11	5.89	360,270	0.75	1.39		0.76		26
18.69	11.13	384,486	0.61	1.60	(h)	0.81		16

20.01	21.00	36,301	0.50	1.44		0.52		32
17.27	2.07	43,901	0.50	2.17		0.52		51
19.16	5.72	41,862	0.50	2.21		0.52		24
19.12	6.15	26,624	0.50	1.83		0.52		26
18.72	8.92	3,645	0.50	1.56	(h)	0.56		16

20.11	21.32	17,587	0.25	1.69		0.26		32
17.34	2.37	39,366	0.25	2.40		0.26		51
19.22	5.95	36,267	0.25	2.47		0.26		24
19.18	6.39	23,227	0.25	2.33		0.27		26
18.78	9.09	185	0.25	1.95	(h)	0.34		16

20.18	21.48	1,540,051	0.10	1.84		0.11		32
17.41	2.51	1,741,634	0.10	2.52		0.11		51
19.29	6.13	2,183,769	0.10	2.54		0.11		24
19.24	6.59	2,693,857	0.10	2.02		0.11		26
18.81	11.69	3,347,239	0.09	2.12	(h)	0.13		16

20.18	21.61	2,237,064	0.00	1.94		0.01		32
17.41	2.61	2,278,065	0.00	2.64		0.01		51
19.29	6.24	2,280,809	0.00	2.68		0.01		24
19.24	6.64	1,875,060	0.00	2.20		0.01		26
18.82	11.85	796,239	0.00	2.26	(h)	0.00	(j)	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Year Ended June 30, 2021	$18.17	$0.28		$4.27	$4.55	$(0.34)	$(0.49)	$(0.83)
Year Ended June 30, 2020	21.00	0.41		(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43		0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)

Class C
Year Ended June 30, 2021	17.96	0.15		4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30		(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)

Class I
Year Ended June 30, 2021	18.22	0.31		4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45		(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)

Class R2
Year Ended June 30, 2021	18.09	0.21		4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35		(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)

Class R3
Year Ended June 30, 2021	18.10	0.26		4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40		(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Year Ended June 30, 2021	18.18	0.31		4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43		(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Year Ended June 30, 2021	18.28	0.34		4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47		(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)

Class R6
Year Ended June 30, 2021	18.27	0.37		4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49		(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.89	25.39%	$1,310,223	0.41%	1.35%		0.52%		38%
18.17	1.39	1,502,785	0.40	2.13		0.52		51
21.00	5.82	1,817,991	0.38	2.09		0.52		19
21.03	7.74	1,996,352	0.36	1.61		0.52		30
20.33	13.21	1,989,716	0.32	1.77	(h)	0.55		26

21.64	24.72	22,367	1.00	0.76		1.03		38
17.96	0.73	27,199	0.99	1.56		1.03		51
20.80	5.21	34,612	0.97	1.48		1.02		19
20.84	7.10	37,658	0.97	0.95		1.03		30
20.15	12.48	46,298	0.97	1.12	(h)	1.07		26

21.97	25.69	498,963	0.25	1.50		0.26		38
18.22	1.49	667,687	0.24	2.29		0.26		51
21.06	6.02	842,817	0.22	2.25		0.26		19
21.08	7.87	941,298	0.22	1.76		0.26		30
20.38	13.34	999,965	0.22	1.88	(h)	0.30		26

21.80	25.04	265,500	0.75	1.02		0.76		38
18.09	1.03	279,698	0.75	1.79		0.76		51
20.92	5.39	376,464	0.75	1.70		0.77		19
20.96	7.35	481,236	0.75	1.22		0.76		30
20.26	12.87	492,666	0.61	1.48	(h)	0.82		26

21.80	25.30	73,364	0.50	1.30		0.51		38
18.10	1.25	68,796	0.50	2.06		0.51		51
20.94	5.72	65,515	0.50	2.04		0.52		19
20.98	7.57	26,714	0.50	1.54		0.52		30
20.30	10.44	5,048	0.50	1.28	(h)	0.53		26

21.93	25.69	22,446	0.25	1.53		0.26		38
18.18	1.49	45,528	0.25	2.19		0.26		51
21.02	5.97	61,313	0.25	2.26		0.26		19
21.05	7.90	41,513	0.25	1.81		0.29		30
20.36	10.62	35	0.25	2.13	(h)	0.35		26

22.04	25.86	1,978,329	0.10	1.68		0.11		38
18.28	1.68	1,978,378	0.10	2.41		0.11		51
21.11	6.09	2,387,637	0.10	2.36		0.11		19
21.14	8.03	2,869,583	0.10	1.86		0.11		30
20.43	13.51	3,803,505	0.09	2.01	(h)	0.14		26

22.03	26.00	2,510,192	0.00	1.78		0.01		38
18.27	1.73	2,363,567	0.00	2.52		0.01		51
21.11	6.24	2,387,434	0.00	2.48		0.01		19
21.13	8.14	1,970,018	0.00	2.02		0.01		30
20.42	13.56	706,065	0.00	2.12	(h)	0.00	(j)	26

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Year Ended June 30, 2021	$18.76	$0.28		$5.60	$5.88	$(0.35)	$(0.64)	$(0.99)
Year Ended June 30, 2020	20.40	0.33		(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38		0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)

Class C
Year Ended June 30, 2021	18.59	0.15		5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22		(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)

Class I
Year Ended June 30, 2021	18.87	0.32		5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37		(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)

Class R2
Year Ended June 30, 2021	18.70	0.21		5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27		(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)

Class R3
Year Ended June 30, 2021	18.68	0.27		5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32		(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Year Ended June 30, 2021	18.83	0.33		5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36		(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Year Ended June 30, 2021	18.89	0.36		5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39		(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)

Class R6
Year Ended June 30, 2021	18.89	0.38		5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41		(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$23.65	31.88%	$1,107,857	0.42%	1.31%		0.52%		35%
18.76	1.14	1,141,434	0.41	1.70		0.52		52
20.40	5.27	1,350,107	0.39	1.91		0.52		15
20.43	8.18	1,477,096	0.37	1.46		0.52		28
19.62	14.58	1,438,787	0.32	1.67	(h)	0.56		22

23.41	31.12	13,950	1.00	0.69		1.03		35
18.59	0.56	16,378	0.99	1.14		1.04		52
20.23	4.71	21,967	0.97	1.32		1.03		15
20.26	7.48	23,602	0.97	0.82		1.04		28
19.47	13.89	29,551	0.97	1.02	(h)	1.08		22

23.80	32.11	345,692	0.25	1.47		0.26		35
18.87	1.31	492,445	0.24	1.88		0.27		52
20.51	5.47	604,947	0.22	2.08		0.27		15
20.53	8.35	679,086	0.22	1.63		0.26		28
19.71	14.68	743,740	0.22	1.75	(h)	0.30		22

23.57	31.43	219,749	0.75	0.97		0.76		35
18.70	0.79	225,092	0.76	1.37		0.77		52
20.34	4.89	283,852	0.75	1.53		0.77		15
20.37	7.74	351,337	0.75	1.08		0.76		28
19.57	14.29	350,593	0.62	1.38	(h)	0.83		22

23.54	31.77	47,424	0.50	1.25		0.52		35
18.68	1.07	44,104	0.51	1.63		0.52		52
20.32	5.14	39,417	0.50	1.85		0.52		15
20.36	8.05	25,728	0.50	1.54		0.52		28
19.57	11.49	5,007	0.50	1.16	(h)	0.54		22

23.75	32.07	22,627	0.25	1.51		0.26		35
18.83	1.30	43,341	0.25	1.87		0.26		52
20.47	5.41	40,332	0.25	2.07		0.26		15
20.50	8.33	26,845	0.25	1.79		0.29		28
19.70	11.74	43	0.25	2.03	(h)	0.35		22

23.81	32.23	1,456,188	0.10	1.65		0.11		35
18.89	1.45	1,449,763	0.10	1.98		0.11		52
20.53	5.64	1,751,724	0.10	2.20		0.11		15
20.54	8.41	2,137,155	0.10	1.72		0.11		28
19.73	14.87	2,727,057	0.09	1.90	(h)	0.14		22

23.81	32.37	2,319,866	0.00	1.73		0.01		35
18.89	1.55	2,066,991	0.00	2.09		0.01		52
20.53	5.70	2,130,474	0.00	2.30		0.02		15
20.55	8.58	1,721,936	0.00	1.86		0.01		28
19.73	14.97	638,799	0.00	2.02	(h)	0.00	(j)	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Year Ended June 30, 2021	$19.90	$0.28		$6.68	$6.96	$(0.34)	$(0.76)	$(1.10)
Year Ended June 30, 2020	22.03	0.32		(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38		0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)

Class C
Year Ended June 30, 2021	19.58	0.13		6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20		(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)

Class I
Year Ended June 30, 2021	19.97	0.31		6.71	7.02	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36		(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)

Class R2
Year Ended June 30, 2021	19.79	0.20		6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25		(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)

Class R3
Year Ended June 30, 2021	19.83	0.27		6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31		(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Year Ended June 30, 2021	19.93	0.33		6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34		(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Year Ended June 30, 2021	20.03	0.35		6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39		(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)

Class R6
Year Ended June 30, 2021	20.03	0.38		6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41		(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$25.76	35.63%	$1,024,243	0.42%	1.19%		0.52%		33%
19.90	0.66	1,088,646	0.41	1.54		0.52		50
22.03	5.15	1,324,589	0.39	1.76		0.52		14
22.17	8.91	1,431,801	0.37	1.35		0.52		29
21.18	15.94	1,405,514	0.32	1.56	(h)	0.58		24

25.26	34.75	15,949	1.00	0.58		1.04		33
19.58	0.08	16,763	0.99	0.98		1.04		50
21.72	4.59	22,117	0.97	1.17		1.03		14
21.87	8.25	23,744	0.97	0.69		1.04		29
20.91	15.18	28,920	0.97	0.94	(h)	1.11		24

25.85	35.83	437,592	0.25	1.32		0.26		33
19.97	0.82	488,471	0.24	1.73		0.27		50
22.10	5.36	616,461	0.22	1.93		0.27		14
22.23	9.05	701,619	0.22	1.51		0.26		29
21.24	16.05	738,940	0.22	1.67	(h)	0.32		24

25.59	35.12	199,824	0.75	0.86		0.77		33
19.79	0.30	200,654	0.76	1.22		0.77		50
21.92	4.79	269,143	0.75	1.38		0.77		14
22.06	8.50	352,348	0.75	0.97		0.77		29
21.08	15.62	358,746	0.62	1.28	(h)	0.85		24

25.66	35.52	65,461	0.50	1.15		0.51		33
19.83	0.57	57,891	0.51	1.51		0.52		50
21.96	5.02	54,428	0.50	1.72		0.52		14
22.12	8.77	20,650	0.50	1.26		0.52		29
21.14	12.58	9,292	0.50	0.79	(h)	0.54		24

25.81	35.83	15,979	0.25	1.43		0.26		33
19.93	0.82	35,248	0.26	1.65		0.27		50
22.06	5.36	42,792	0.25	1.91		0.26		14
22.19	9.04	32,538	0.25	1.34		0.28		29
21.22	12.80	45	0.25	1.93	(h)	0.35		24

25.93	36.03	1,668,542	0.10	1.51		0.11		33
20.03	0.96	1,521,908	0.11	1.84		0.12		50
22.16	5.48	1,803,566	0.10	2.06		0.12		14
22.29	9.20	2,173,497	0.10	1.62		0.11		29
21.29	16.22	2,933,133	0.09	1.80	(h)	0.15		24

25.93	36.17	2,166,737	0.00	1.61		0.01		33
20.03	1.06	1,899,514	0.01	1.94		0.02		50
22.16	5.58	2,006,280	0.00	2.16		0.02		14
22.29	9.31	1,639,250	0.00	1.71		0.01		29
21.29	16.33	549,101	0.00	1.87	(h)	0.00	(j)	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Year Ended June 30, 2021	$19.19	$0.24		$7.07	$7.31	$(0.30)	$(0.68)	$(0.98)
Year Ended June 30, 2020	21.10	0.29		(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35		0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)

Class C
Year Ended June 30, 2021	18.96	0.10		6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17		(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)

Class I
Year Ended June 30, 2021	19.27	0.28		7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33		(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)

Class R2
Year Ended June 30, 2021	19.10	0.16		7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22		(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)

Class R3
Year Ended June 30, 2021	19.12	0.23		7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28		(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Year Ended June 30, 2021	19.22	0.29		7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32		(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Year Ended June 30, 2021	19.29	0.32		7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35		(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)

Class R6
Year Ended June 30, 2021	19.28	0.34		7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37		(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$25.52	38.75%	$793,971	0.42%	1.07%		0.52%		32%
19.19	0.12	770,111	0.41	1.45		0.53		51
21.10	5.17	879,444	0.39	1.70		0.52		16
21.09	9.03	947,727	0.37	1.29		0.53		26
20.08	16.06	886,621	0.32	1.55	(h)	0.60		20

25.12	37.99	10,242	1.00	0.46		1.04		32
18.96	(0.50)	11,130	0.99	0.88		1.05		51
20.91	4.58	13,398	0.97	1.07		1.04		16
20.92	8.38	14,190	0.97	0.65		1.06		26
19.93	15.27	17,075	0.97	0.90	(h)	1.12		20

25.63	38.97	298,715	0.25	1.23		0.27		32
19.27	0.29	358,214	0.24	1.65		0.27		51
21.18	5.32	416,712	0.22	1.84		0.27		16
21.17	9.20	460,024	0.22	1.47		0.27		26
20.15	16.17	497,881	0.22	1.62	(h)	0.34		20

25.37	38.36	165,130	0.75	0.71		0.77		32
19.10	(0.24)	157,856	0.76	1.12		0.77		51
21.02	4.75	192,013	0.75	1.32		0.77		16
21.02	8.65	232,508	0.75	0.92		0.77		26
20.01	15.73	234,513	0.62	1.26	(h)	0.88		20

25.42	38.65	29,888	0.50	1.01		0.52		32
19.12	0.04	28,735	0.51	1.39		0.53		51
21.03	5.05	24,908	0.50	1.61		0.53		16
21.03	8.90	15,215	0.50	1.30		0.53		26
20.04	12.70	3,040	0.50	0.84	(h)	0.53		20

25.58	39.01	11,680	0.25	1.29		0.27		32
19.22	0.28	22,576	0.26	1.62		0.27		51
21.13	5.28	18,666	0.25	1.81		0.27		16
21.13	9.20	10,785	0.25	1.56		0.30		26
20.13	12.92	35	0.25	1.91	(h)	0.35		20

25.66	39.20	1,103,307	0.10	1.41		0.12		32
19.29	0.43	1,036,265	0.10	1.73		0.12		51
21.20	5.45	1,230,281	0.10	1.99		0.12		16
21.19	9.32	1,418,444	0.10	1.58		0.11		26
20.17	16.36	1,826,905	0.09	1.78	(h)	0.16		20

25.65	39.36	1,706,379	0.00	1.48		0.02		32
19.28	0.48	1,442,523	0.00	1.84		0.02		51
21.20	5.60	1,598,285	0.00	2.08		0.02		16
21.18	9.44	1,238,000	0.00	1.65		0.02		26
20.16	16.41	438,343	0.00	1.89	(h)	0.00	(j)	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Year Ended June 30, 2021	$19.30	$0.25		$7.10	$7.35	$(0.29)	$(0.70)	$(0.99)
Year Ended June 30, 2020	21.14	0.29		(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35		0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)

Class C
Year Ended June 30, 2021	19.05	0.09		7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17		(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)

Class I
Year Ended June 30, 2021	19.38	0.28		7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33		(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)

Class R2
Year Ended June 30, 2021	19.20	0.16		7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23		(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)

Class R3
Year Ended June 30, 2021	19.23	0.24		7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29		(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Year Ended June 30, 2021	19.34	0.29		7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30		(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Year Ended June 30, 2021	19.41	0.32		7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35		(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)

Class R6
Year Ended June 30, 2021	19.42	0.34		7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37		(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$25.66	38.77%	$622,310	0.42%	1.08%		0.52%	33%
19.30	0.11	669,044	0.41	1.44		0.53	50
21.14	5.17	776,437	0.39	1.70		0.53	15
21.06	9.04	795,191	0.37	1.30		0.53	25
20.04	16.01	721,383	0.32	1.55	(h)	0.66	20

25.22	37.97	9,790	1.00	0.39		1.06	33
19.05	(0.47)	10,868	0.99	0.88		1.06	50
20.92	4.54	14,549	0.97	1.11		1.05	15
20.87	8.41	14,612	0.97	0.68		1.07	25
19.87	15.23	16,782	0.97	0.90	(h)	1.16	20

25.77	38.99	341,114	0.25	1.20		0.27	33
19.38	0.27	351,331	0.24	1.63		0.27	50
21.22	5.33	412,675	0.22	1.84		0.27	15
21.14	9.27	439,081	0.22	1.48		0.27	25
20.10	16.06	437,690	0.22	1.67	(h)	0.41	20

25.48	38.33	143,149	0.75	0.71		0.77	33
19.20	(0.25)	141,456	0.76	1.14		0.78	50
21.05	4.76	185,990	0.75	1.33		0.77	15
20.98	8.66	211,291	0.75	0.92		0.77	25
19.96	15.62	204,684	0.62	1.26	(h)	0.93	20

25.55	38.64	32,912	0.50	1.05		0.52	33
19.23	0.02	28,624	0.51	1.44		0.53	50
21.07	5.06	29,624	0.50	1.58		0.53	15
21.00	8.91	16,637	0.50	1.21		0.52	25
19.99	12.59	6,021	0.50	0.72	(h)	0.58	20

25.73	38.98	10,679	0.25	1.26		0.27	33
19.34	0.27	21,884	0.25	1.46		0.27	50
21.18	5.27	32,117	0.25	1.82		0.27	15
21.11	9.19	22,930	0.25	1.14		0.28	25
20.10	12.86	48	0.25	1.90	(h)	0.35	20

25.82	39.25	1,208,319	0.10	1.37		0.12	33
19.41	0.41	1,040,450	0.10	1.74		0.12	50
21.25	5.45	1,151,555	0.10	1.99		0.12	15
21.17	9.39	1,270,105	0.10	1.61		0.12	25
20.13	16.18	1,572,471	0.09	1.78	(h)	0.18	20

25.83	39.36	1,389,666	0.00	1.48		0.02	33
19.42	0.51	1,183,628	0.00	1.83		0.02	50
21.26	5.55	1,333,241	0.00	2.09		0.02	15
21.18	9.49	993,416	0.00	1.60		0.02	25
20.14	16.34	279,122	0.00	1.84	(h)	0.01	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Year Ended June 30, 2021	$22.16	$0.29		$8.18	$8.47	$(0.34)	$(0.65)	$(0.99)
Year Ended June 30, 2020	23.80	0.33		(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39		0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)

Class C
Year Ended June 30, 2021	21.99	0.12		8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21		(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)

Class I
Year Ended June 30, 2021	22.21	0.33		8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38		(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)

Class R2
Year Ended June 30, 2021	22.11	0.19		8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25		(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)

Class R3
Year Ended June 30, 2021	22.10	0.26		8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33		(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Year Ended June 30, 2021	22.18	0.34		8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37		(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Year Ended June 30, 2021	22.23	0.37		8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40		(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)

Class R6
Year Ended June 30, 2021	22.24	0.39		8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42		(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$29.64	38.80%	$353,792	0.42%	1.10%		0.53%	35%
22.16	0.13	333,643	0.41	1.46		0.54	59
23.80	5.17	337,832	0.39	1.70		0.54	11
23.52	9.01	308,278	0.37	1.30		0.55	21
22.30	15.96	230,869	0.32	1.53	(h)	0.70	17

29.29	37.96	6,503	1.00	0.47		1.06	35
21.99	(0.42)	5,393	0.99	0.91		1.12	59
23.66	4.56	4,894	0.97	1.06		1.09	11
23.40	8.36	4,206	0.97	0.70		1.17	21
22.20	15.20	3,626	0.97	0.89	(h)	1.31	17

29.70	38.98	163,327	0.25	1.24		0.28	35
22.21	0.34	164,090	0.24	1.66		0.28	59
23.84	5.33	153,011	0.22	1.81		0.28	11
23.56	9.20	153,796	0.22	1.49		0.28	21
22.33	16.05	140,666	0.22	1.60	(h)	0.42	17

29.51	38.29	108,729	0.75	0.72		0.78	35
22.11	(0.18)	93,217	0.76	1.11		0.79	59
23.75	4.80	98,714	0.75	1.33		0.79	11
23.47	8.57	100,046	0.75	0.92		0.79	21
22.26	15.62	83,587	0.62	1.24	(h)	0.99	17

29.54	38.64	14,248	0.50	1.00		0.53	35
22.10	0.09	12,681	0.50	1.46		0.55	59
23.73	5.06	11,479	0.50	1.58		0.55	11
23.46	8.86	5,694	0.50	1.24		0.57	21
22.26	12.59	1,304	0.50	0.80	(h)	0.74	17

29.68	38.98	4,137	0.25	1.30		0.28	35
22.18	0.33	8,754	0.25	1.63		0.29	59
23.81	5.33	6,657	0.25	1.89		0.29	11
23.53	9.12	4,320	0.25	1.21		0.33	21
22.33	12.84	23	0.25	1.93	(h)	0.35	17

29.73	39.20	549,015	0.10	1.41		0.13	35
22.23	0.48	458,536	0.10	1.75		0.13	59
23.86	5.46	492,994	0.10	2.00		0.13	11
23.58	9.32	466,450	0.10	1.62		0.13	21
22.35	16.23	464,633	0.09	1.77	(h)	0.20	17

29.74	39.32	782,080	0.00	1.47		0.03	35
22.24	0.58	599,703	0.00	1.82		0.03	59
23.87	5.60	695,353	0.00	2.09		0.03	11
23.58	9.37	439,087	0.00	1.62		0.04	21
22.36	16.32	124,562	0.00	1.85	(h)	0.01	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Year Ended June 30, 2021	$17.52	$0.22		$6.47	$6.69	$(0.26)	$(0.44)	$(0.70)
Year Ended June 30, 2020	18.17	0.25		(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30		0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2021	17.43	0.08		6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15		(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Year Ended June 30, 2021	17.55	0.25		6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29		(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2021	17.49	0.15		6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21		(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Year Ended June 30, 2021	17.52	0.21		6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26		(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Year Ended June 30, 2021	17.54	0.30		6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26		(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Year Ended June 30, 2021	17.54	0.28		6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31		(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Year Ended June 30, 2021	17.57	0.30		6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33		(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$23.51	38.70%	$50,703	0.42%	1.05%		0.59%	36%
17.52	0.03	45,390	0.41	1.42		0.66	41
18.17	5.27	27,198	0.39	1.71		0.67	12
17.74	9.14	13,161	0.38	1.31		1.27	39
16.57	12.09	2,106	0.32	0.70	(i)	1.09	116

23.31	37.99	1,992	1.00	0.40		1.12	36
17.43	(0.56)	1,267	0.99	0.87		1.22	41
18.11	4.65	780	0.97	0.99		1.25	12
17.70	8.45	356	0.97	0.58		1.90	39
16.57	11.54	32	0.97	0.93	(i)	2.66	116

23.56	38.99	50,531	0.25	1.17		0.32	36
17.55	0.20	25,175	0.24	1.64		0.39	41
18.20	5.48	13,277	0.22	1.88		0.39	12
17.76	9.24	6,673	0.22	1.42		0.94	39
16.59	12.22	2,932	0.22	1.58	(i)	1.26	116

23.44	38.34	9,829	0.75	0.72		0.84	36
17.49	(0.39)	5,747	0.75	1.17		0.93	41
18.16	4.91	3,816	0.75	1.38		0.91	12
17.73	8.69	2,321	0.75	0.78		1.50	39
16.58	11.84	256	0.70	0.64	(i)	1.61	116

23.51	38.64	7,448	0.50	0.99		0.59	36
17.52	(0.07)	4,378	0.50	1.47		0.68	41
18.17	5.18	3,361	0.50	1.58		0.71	12
17.74	8.93	1,012	0.50	1.16		1.40	39
16.58	13.32	177	0.50	1.00	(i)	1.30	116

23.55	38.98	1,255	0.25	1.44		0.36	36
17.54	0.12	1,262	0.25	1.46		0.42	41
18.20	5.47	1,818	0.25	1.87		0.41	12
17.76	9.20	351	0.25	1.54		1.15	39
16.60	13.59	23	0.25	1.82	(i)	1.57	116

23.56	39.25	92,080	0.10	1.31		0.17	36
17.54	0.26	55,957	0.10	1.77		0.24	41
18.20	5.60	35,100	0.10	1.99		0.23	12
17.76	9.37	16,799	0.10	1.51		0.79	39
16.59	12.34	4,073	0.10	1.06	(i)	0.73	116

23.59	39.32	235,256	0.00	1.41		0.08	36
17.57	0.41	139,446	0.00	1.89		0.14	41
18.22	5.69	84,379	0.00	2.12		0.13	12
17.78	9.52	34,676	0.00	1.56		0.67	39
16.60	12.46	1,599	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the

90	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement® Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$135,466	$—	$—	$135,466
Investment Companies	1,885,260	—	—	1,885,260
U.S. Treasury Obligations	—	7,731	—	7,731
Short-Term Investments
Investment Companies	49,551	—	—	49,551

Total Investments in Securities	$2,070,277	$7,731	$—	$2,078,008

Appreciation in Other Financial Instruments
Futures Contracts	$363	$—	$—	$363
Depreciation in Other Financial Instruments
Futures Contracts	(1,406)	—	—	(1,406)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(1,043)	$—	$—	$(1,043)

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$228,774	$—	$—	$228,774
Investment Companies	3,154,492	—	—	3,154,492
U.S. Treasury Obligations	—	13,287	—	13,287
Short-Term Investments
Investment Companies	103,481	—	—	103,481

Total Investments in Securities	$3,486,747	$13,287	$—	$3,500,034

Appreciation in Other Financial Instruments
Futures Contracts	$662	$—	$—	$662
Depreciation in Other Financial Instruments
Futures Contracts	(2,367)	—	—	(2,367)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(1,705)	$—	$—	$(1,705)

JPMorgan SmartRetirement® 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$365,873	$—	$—	$365,873
Investment Companies	5,102,884	—	—	5,102,884
U.S. Treasury Obligations	—	28,712	—	28,712
Short-Term Investments
Investment Companies	38,436	—	—	38,436

Total Investments in Securities	$5,507,193	$28,712	$—	$5,535,905

Appreciation in Other Financial Instruments
Futures Contracts	$1,016	$—	$—	$1,016
Depreciation in Other Financial Instruments
Futures Contracts	(6,400)	—	—	(6,400)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(5,384)	$—	$—	$(5,384)

JPMorgan SmartRetirement® 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$444,562	$—	$—	$444,562
Investment Companies	6,132,002	—	—	6,132,002
U.S. Treasury Obligations	—	32,940	—	32,940
Short-Term Investments
Investment Companies	57,850	—	—	57,850

Total Investments in Securities	$6,634,414	$32,940	$—	$6,667,354

Appreciation in Other Financial Instruments
Futures Contracts	$771	$—	$—	$771
Depreciation in Other Financial Instruments
Futures Contracts	(7,628)	—	—	(7,628)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(6,857)	$—	$—	$(6,857)

92	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$265,429	$—	$—	$265,429
Investment Companies	5,154,670	—	—	5,154,670
U.S. Treasury Obligations	—	33,389	—	33,389
Short-Term Investments
Investment Companies	72,915	—	—	72,915

Total Investments in Securities	$5,493,014	$33,389	$—	$5,526,403

Appreciation in Other Financial Instruments
Futures Contracts	$9	$—	$—	$9
Depreciation in Other Financial Instruments
Futures Contracts	(7,421)	—	—	(7,421)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(7,412)	$—	$—	$(7,412)

JPMorgan SmartRetirement® 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$269,686	$—	$—	$269,686
Investment Companies	5,214,991	—	—	5,214,991
U.S. Treasury Obligations	—	33,477	—	33,477
Short-Term Investments
Investment Companies	49,724	—	—	49,724

Total Investments in Securities	$5,534,401	$33,477	$—	$5,567,878

Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11
Depreciation in Other Financial Instruments
Futures Contracts	(7,380)	—	—	(7,380)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(7,369)	$—	$—	$(7,369)

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$197,375	$—	$—	$197,375
Investment Companies	3,835,873	—	—	3,835,873
U.S. Treasury Obligations	—	25,183	—	25,183
Short-Term Investments
Investment Companies	62,095	—	—	62,095

Total Investments in Securities	$4,095,343	$25,183	$—	$4,120,526

Appreciation in Other Financial Instruments
Futures Contracts	$7	$—	$—	$7
Depreciation in Other Financial Instruments
Futures Contracts	(5,404)	—	—	(5,404)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(5,397)	$—	$—	$(5,397)

JPMorgan SmartRetirement® 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$179,987	$—	$—	$179,987
Investment Companies	3,528,265	—	—	3,528,265
U.S. Treasury Obligations	—	23,492	—	23,492
Short-Term Investments
Investment Companies	49,691	—	—	49,691

Total Investments in Securities	$3,757,943	$23,492	$—	$3,781,435

Appreciation in Other Financial Instruments
Futures Contracts	$11	$—	$—	$11
Depreciation in Other Financial Instruments
Futures Contracts	(4,955)	—	—	(4,955)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(4,944)	$—	$—	$(4,944)

94	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$91,054	$—	$—	$91,054
Investment Companies	1,853,424	—	—	1,853,424
U.S. Treasury Obligations	—	12,862	—	12,862
Short-Term Investments
Investment Companies	24,408	—	—	24,408

Total Investments in Securities	$1,968,886	$12,862	$—	$1,981,748

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2
Depreciation in Other Financial Instruments
Futures Contracts	(2,609)	—	—	(2,609)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(2,607)	$—	$—	$(2,607)

JPMorgan SmartRetirement® 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$19,976	$—	$—	$19,976
Investment Companies	419,755	—	—	419,755
U.S. Treasury Obligations	—	3,244	—	3,244
Short-Term Investments
Investment Companies	6,147	—	—	6,147

Total Investments in Securities	$445,878	$3,244	$—	$449,122

Appreciation in Other Financial Instruments
Futures Contracts	$1	$—	$—	$1
Depreciation in Other Financial Instruments
Futures Contracts	(583)	—	—	(583)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(582)	$—	$—	$(582)

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Income Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$11,658	$15,778	$18,798	$(2,155)	$3,896	$10,379	108	$160	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	51,263	22,466	3,738	11,318	43,853	488	301	—
JPMorgan Core Bond Fund Class R6 Shares (a)	635,226	159,135	244,623	10,563	(23,335)	536,966	44,562	12,857	8,932
JPMorgan Corporate Bond Fund Class R6 Shares (a)	133,654	5,239	135,183	1,812	(5,522)	—	—	2,393	2,846
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,247	26,094	10,422	(28)	905	39,796	4,938	1,232	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	97,342	176	94,545	34,570	(2,012)	35,531	781	176	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	36,240	4,876	195	1,313	32,872	1,458	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	22,733	26,321	10,128	(411)	1,231	39,746	4,943	1,000	—
JPMorgan Equity Income Fund Class R6 Shares (a)	191,890	3,321	130,874	(517)	43,749	107,569	4,726	2,436	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	32,571	1,115	8,419	(427)	2,465	27,305	3,047	1,114	—
JPMorgan High Yield Fund Class R6 Shares (a)	194,679	23,900	158,700	1,660	17,818	79,357	10,826	7,842	—
JPMorgan High Yield Research Enhanced ETF (a)	—	84,205	3,550	5	574	81,234	1,553	1,241	—
JPMorgan Income Fund Class R6 Shares (a)	48,085	20,197	14,636	(300)	2,916	56,262	5,885	2,115	55
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	203,344	4,111	54,566	1,693	6,485	161,067	14,818	4,111	—
JPMorgan International Advantage Fund Class R6 Shares (a)	40,533	826	48,793	11,922	(4,488)	—	—	826	1
JPMorgan International Equity Fund Class R6 Shares (a)	134,392	30,359	65,854	9,615	26,270	134,782	6,289	1,647	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	93,692	1,751	46,341	28	21,503	70,633	3,404	1,752	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	65,109	—	—	(2,505)	62,604	3,102	111	—
JPMorgan Managed Income Fund Class L Shares (a)	2,427	78,254	80,633	(37)	(11)	—	—	207	8
JPMorgan Realty Income Fund Class R6 Shares (a)	36,912	1,709	17,142	1,447	7,454	30,380	1,923	480	1,230
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	385,244	31,812	116,800	1,848	3,991	306,095	31,076	6,488	650
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,323	442	12,285	2,317	4,170	13,967	181	78	363
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,266	725	8,905	4,704	(1,026)	7,764	249	33	691
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,305	1,209	5,767	761	4,126	9,634	278	72	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	200,594	64,154	189,099	30,874	26,407	132,930	6,129	1,670	10,145
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	88,744	962,321	1,001,514	—	—	49,551	49,551	42	—

Total	$2,617,861	$1,695,766	$2,504,919	$113,877	$147,692	$2,070,277		$50,384	$24,921

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

96	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2020 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$22,437	$26,427	$35,474	$(4,049)	$7,129	$16,470	172	$311	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	102,325	58,647	9,463	18,486	71,627	796	555	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,084,532	278,499	441,212	15,837	(37,819)	899,837	74,675	21,713	15,126
JPMorgan Corporate Bond Fund Class R6 Shares (a)	238,464	9,064	241,367	3,593	(9,754)	—	—	4,140	4,923
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	31,620	45,406	10,509	(172)	1,298	67,643	8,392	2,067	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	186,517	316	188,203	75,533	(14,499)	59,664	1,312	316	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	61,370	7,240	304	2,264	56,698	2,515	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	38,263	46,860	18,888	(711)	2,082	67,606	8,409	1,691	—
JPMorgan Equity Income Fund Class R6 Shares (a)	361,756	13,163	274,464	2,508	76,488	179,451	7,884	4,437	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	51,656	5,278	12,787	(936)	3,921	47,132	5,260	1,739	—
JPMorgan High Yield Fund Class R6 Shares (a)	325,485	48,235	282,165	433	32,680	124,668	17,008	13,283	—
JPMorgan High Yield Research Enhanced ETF (a)	—	145,795	6,119	8	993	140,677	2,689	2,150	—
JPMorgan Income Fund Class R6 Shares (a)	70,721	35,925	13,834	(347)	4,309	96,774	10,123	3,332	79
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	308,223	26,309	77,426	1,456	11,050	269,612	24,803	6,556	—
JPMorgan International Advantage Fund Class R6 Shares (a)	74,211	1,571	89,358	21,912	(8,336)	—	—	1,571	3
JPMorgan International Equity Fund Class R6 Shares (a)	246,780	56,551	143,627	25,257	40,478	225,439	10,520	3,103	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	172,223	3,112	93,577	1,119	38,714	121,591	5,860	3,113	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	109,611	—	—	(4,218)	105,393	5,223	186	—
JPMorgan Managed Income Fund Class L Shares (a)	4,423	130,569	134,960	(13)	(19)	—	—	279	4
JPMorgan Realty Income Fund Class R6 Shares (a)	70,617	3,232	37,541	5,089	10,888	52,285	3,309	879	2,352
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	653,028	48,482	198,420	3,223	6,634	512,947	52,076	11,018	1,109
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	40,104	856	29,286	5,761	7,027	24,462	317	152	704
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	14,570	1,234	13,424	8,009	(2,345)	8,044	258	40	1,194
JPMorgan Small Cap Value Fund Class R6 Shares (a)	13,496	138	11,449	4,808	3,804	10,797	312	138	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	378,881	84,952	343,981	73,061	31,536	224,449	10,348	2,975	19,203
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	147,454	1,714,259	1,758,232	—	—	103,481	103,481	71	—

Total	$4,535,461	$2,999,539	$4,522,190	$251,146	$222,791	$3,486,747		$85,815	$44,697

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2025 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$42,047	$30,529	$41,226	$(5,105)	$14,118	$40,363	421	$659	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF(a)	—	152,488	31,224	1,817	42,815	165,896	1,845	1,007	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,320,649	408,609	396,082	10,067	(39,727)	1,303,516	108,176	28,871	19,637
JPMorgan Corporate Bond Fund Class R6 Shares (a)	289,642	23,753	304,529	2,995	(11,861)	—	—	5,369	6,554
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	44,780	58,740	15,039	27	1,665	90,173	11,188	2,659	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	344,049	644	328,632	125,033	(7,402)	133,692	2,940	644	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	141,406	8,614	87	5,526	138,405	6,140	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	44,333	58,629	14,518	(522)	2,200	90,122	11,209	2,151	—
JPMorgan Equity Income Fund Class R6 Shares (a)	698,446	9,339	459,175	1,112	162,802	412,524	18,125	9,339	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	49,947	9,156	8,385	(402)	3,600	53,916	6,017	2,027	—
JPMorgan High Yield Fund Class R6 Shares (a)	324,874	87,453	296,469	(494)	35,861	151,225	20,631	14,634	—
JPMorgan High Yield Research Enhanced ETF(a)	—	158,504	—	—	1,110	159,614	3,051	2,359	—
JPMorgan Income Fund Class R6 Shares (a)	67,054	55,726	9,323	(360)	4,230	117,327	12,273	3,443	72
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	151,333	27,849	17,502	(53)	6,626	168,253	15,479	3,666	—
JPMorgan International Advantage Fund Class R6 Shares (a)	143,121	3,237	172,729	23,927	2,444	—	—	3,237	2
JPMorgan International Equity Fund Class R6 Shares (a)	484,363	8,955	213,715	35,025	95,075	409,703	19,118	6,450	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	338,078	6,694	141,296	1,306	80,609	285,391	13,754	6,694	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	170,984	—	—	(6,580)	164,404	8,147	291	—
JPMorgan Managed Income Fund Class L Shares (a)	5,914	65,411	71,303	(7)	(15)	—	—	129	4
JPMorgan Realty Income Fund Class R6 Shares (a)	134,650	6,302	53,466	3,768	29,423	120,677	7,638	1,817	4,485
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	809,527	102,589	174,087	1,324	10,855	750,208	76,163	14,693	1,456
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	70,505	1,891	42,386	5,275	19,165	54,450	706	335	1,555
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	43,966	2,066	29,043	13,569	(1,358)	29,200	937	95	1,971
JPMorgan Small Cap Value Fund Class R6 Shares (a)	26,968	281	19,707	3,525	14,304	25,371	733	281	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	634,512	275,856	518,902	70,990	141,871	604,327	27,862	6,633	40,016
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	114,172	1,787,360	1,863,096	—	—	38,436	38,436	75	—

Total	$6,182,930	$3,654,451	$5,230,448	$292,904	$607,356	$5,507,193		$117,558	$75,752

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

98	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2030 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$57,448	$33,289	$43,966	$(5,178)	$19,495	$61,088	637	$1,191	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	240,437	76,335	15,981	62,645	242,728	2,699	1,731	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,180,819	447,482	337,182	8,363	(34,803)	1,264,679	104,953	26,327	17,300
JPMorgan Corporate Bond Fund Class R6 Shares (a)	244,915	25,500	262,148	1,769	(10,036)	—	—	4,667	5,768
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	41,307	61,299	5,479	(211)	1,428	98,344	12,202	2,705	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	474,287	892	434,900	164,450	(4,088)	200,641	4,412	892	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	—	207,978	10,157	102	8,232	206,155	9,146	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	40,878	60,994	4,677	(331)	1,603	98,467	12,247	2,169	—
JPMorgan Equity Income Fund Class R6 Shares (a)	968,519	60,938	628,002	(4,525)	234,875	631,805	27,759	13,218	—
JPMorgan High Yield Fund Class R6 Shares (a)	305,188	100,237	263,018	562	34,059	177,028	24,151	14,655	—
JPMorgan High Yield Research Enhanced ETF(a)	—	139,761	—	—	985	140,746	2,691	2,142	—
JPMorgan Income Fund Class R6 Shares (a)	36,408	82,309	—	—	2,662	121,379	12,697	2,708	45
JPMorgan International Advantage Fund Class R6 Shares (a)	196,099	4,529	237,285	40,545	(3,888)	—	—	4,529	5
JPMorgan International Equity Fund Class R6 Shares (a)	659,700	51,295	243,171	23,601	159,602	651,027	30,379	8,870	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	461,290	9,333	156,947	824	113,833	428,333	20,643	9,333	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	203,640	—	—	(7,838)	195,802	9,703	346	—
JPMorgan Managed Income Fund Class L Shares (a)	6,075	196,872	202,909	(21)	(17)	—	—	431	9
JPMorgan Realty Income Fund Class R6 Shares (a)	182,520	8,611	52,363	4,003	44,258	187,029	11,837	2,531	6,079
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	713,255	178,669	167,982	817	9,840	734,599	74,579	13,441	1,302
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	94,386	2,712	49,822	5,869	27,707	80,852	1,048	481	2,231
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	48,390	3,413	27,584	14,590	3,305	42,114	1,351	157	3,255
JPMorgan Small Cap Value Fund Class R6 Shares (a)	34,970	11,311	31,202	4,198	22,348	41,625	1,202	421	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	874,658	406,142	608,327	63,327	236,323	972,123	44,819	9,574	57,109
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	187,689	2,043,191	2,173,030	—	—	57,850	57,850	87	—

Total	$6,808,801	$4,580,834	$6,016,486	$338,735	$922,530	$6,634,414		$122,606	$93,103

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2035 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$44,437	$41,633	$36,637	$(6,391)	$16,509	$59,551	621	$882	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF(a)	—	103,593	8,657	108	13,104	108,148	1,202	375	—
JPMorgan Core Bond Fund Class R6 Shares (a)	272,451	85,971	47,864	(730)	(7,461)	302,367	25,093	6,685	4,541
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	659,267	425,553	262,464	1,836	(10,053)	814,139	94,888	17,824	9,728
JPMorgan Corporate Bond Fund Class R6 Shares (a)	192,990	40,128	226,086	883	(7,915)	—	—	3,774	4,712
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,419	33,221	—	—	826	57,466	7,130	1,602	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	431,456	15,253	199,205	25,277	127,838	400,619	17,774	6,950	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	23,168	33,539	—	—	830	57,537	7,156	1,284	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	519,891	59,347	380,713	160,823	(5,567)	353,781	9,687	2,081	57,266
JPMorgan High Yield Fund Class R6 Shares (a)	206,047	85,210	185,259	1,653	23,365	131,016	17,874	10,798	—
JPMorgan High Yield Research Enhanced ETF(a)	—	97,046	—	—	684	97,730	1,868	1,487	—
JPMorgan Income Fund Class R6 Shares (a)	—	42,903	—	—	243	43,146	4,513	408	—
JPMorgan International Advantage Fund Class R6 Shares (a)	269,370	6,272	328,099	41,124	11,333	—	—	6,272	8
JPMorgan International Equity Fund Class R6 Shares (a)	—	259,991	31,699	1,348	11,356	240,996	11,246	—	—
JPMorgan International Focus Fund Class R6 Shares (a)	490,383	5,792	146,828	24,020	114,205	487,572	17,589	5,792	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	466,891	9,692	228,893	6,144	108,146	361,980	17,445	9,692	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	168,527	—	—	(6,487)	162,040	8,030	287	—
JPMorgan Managed Income Fund Class L Shares (a)	3,145	16	3,155	7	(13)	—	—	16	1
JPMorgan Realty Income Fund Class R6 Shares (a)	168,632	22,887	52,250	1,969	44,168	185,406	11,735	2,434	5,790
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	53,411	1,548	25,285	4,219	15,477	49,370	640	275	1,274
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	26,661	2,291	22,305	12,715	(1,850)	17,512	562	105	2,186
JPMorgan Small Cap Value Fund Class R6 Shares (a)	21,925	225	17,007	2,857	11,346	19,346	559	225	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	504,930	34,141	197,662	38,102	108,318	487,829	22,491	4,637	29,504
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	89,153	1,675,820	1,692,058	—	—	72,915	72,915	51	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	386,180	107,318	309,854	81,743	56,087	321,474	8,726	5,563	10,563
JPMorgan Value Advantage Fund Class R6 Shares (a)	515,862	220,555	271,081	(15,477)	211,215	661,074	15,317	8,157	6,541

Total	$5,369,669	$3,578,472	$4,673,061	$382,230	$835,704	$5,493,014		$97,656	$132,114

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

100	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2040 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021		Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$50,434	$40,535	$37,674	$(2,914)	$18,646	$69,027	720		$1,321	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	114,637	11,481	143	17,299	120,598	1,341		465	—
JPMorgan Core Bond Fund Class R6 Shares (a)	160,838	38,874	1,369	(62)	(4,996)	193,285	16,040		4,118	2,809
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	409,854	253,087	173,726	2,335	(6,950)	484,600	56,480		10,612	5,457
JPMorgan Corporate Bond Fund Class R6 Shares (a)	106,190	8,589	111,055	633	(4,357)	—	—		2,102	2,607
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	16,775	25,567	—	—	562	42,904	5,323		1,181	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	458,770	24,710	187,676	19,368	142,799	457,971	20,318		7,345	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	16,044	26,379	—	—	534	42,957	5,343		936	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	563,885	64,114	394,548	168,315	794	402,560	11,023		2,249	61,866
JPMorgan High Yield Fund Class R6 Shares (a)	165,083	84,331	153,687	2,381	18,823	116,931	15,952		9,360	—
JPMorgan High Yield Research Enhanced ETF (a)	—	79,501	—	—	560	80,061	1,531		1,219	—
JPMorgan Income Fund Class R6 Shares (a)	—	43,356	—	—	246	43,602	4,561		412	—
JPMorgan International Advantage Fund Class R6 Shares (a)	292,104	7,097	357,124	55,375	2,548	—	—		7,097	10
JPMorgan International Equity Fund Class R6 Shares (a)	—	282,890	21,843	576	13,366	274,989	12,832		—	—
JPMorgan International Focus Fund Class R6 Shares (a)	532,464	30,034	144,539	17,755	133,704	569,418	20,542		6,250	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	503,059	22,946	243,976	5,635	122,240	409,904	19,754		10,741	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	170,499	—	—	(6,563)	163,936	8,124		290	—
JPMorgan Managed Income Fund Class L Shares (a)	3,063	17	3,072	6	(13)	1	—	(b)	16	1
JPMorgan Realty Income Fund Class R6 Shares (a)	187,340	19,300	43,899	1,426	51,140	215,307	13,627		2,765	6,539
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	58,532	1,722	24,759	4,234	17,256	56,985	739		305	1,416
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	30,866	1,826	13,712	6,137	4,252	29,369	942		84	1,742
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,709	291	18,510	3,610	14,448	27,548	796		291	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	552,700	66,308	232,180	38,768	122,114	547,710	25,252		5,121	32,072
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	96,435	1,502,576	1,549,287	—	—	49,724	49,724		51	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	448,409	116,731	336,731	85,806	68,599	382,814	10,391		6,293	11,841
JPMorgan Value Advantage Fund Class R6 Shares (a)	558,702	263,465	288,586	(9,918)	228,537	752,200	17,428		9,262	7,371

Total	$5,239,256	$3,289,382	$4,349,434	$399,609	$955,588	$5,534,401			$89,886	$133,731

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2045 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$43,775	$28,888	$29,059	$(3,860)	$15,733	$55,477	579	$977	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	88,895	6,247	117	18,294	101,059	1,124	458	—
JPMorgan Core Bond Fund Class R6 Shares (a)	58,042	8,760	1,859	(52)	(1,740)	63,151	5,241	1,426	1,056
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	148,310	61,428	83,004	3,678	(4,293)	126,119	14,699	2,977	1,440
JPMorgan Corporate Bond Fund Class R6 Shares (a)	38,232	3,856	40,717	199	(1,570)	—	—	761	945
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,301	11,324	—	—	300	19,925	2,472	560	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	346,564	26,450	129,676	14,409	114,261	372,008	16,504	5,928	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,820	11,857	—	—	272	19,949	2,481	442	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	440,645	60,591	307,691	111,838	23,289	328,672	9,000	1,810	49,787
JPMorgan High Yield Fund Class R6 Shares (a)	93,165	63,135	94,891	2,270	10,625	74,304	10,137	5,767	—
JPMorgan High Yield Research Enhanced ETF (a)	—	40,554	—	—	285	40,839	781	622	—
JPMorgan Income Fund Class R6 Shares (a)	—	31,942	—	—	181	32,123	3,360	304	—
JPMorgan International Advantage Fund Class R6 Shares (a)	225,330	5,593	276,332	33,964	11,445	—	—	5,593	9
JPMorgan International Equity Fund Class R6 Shares (a)	—	229,662	21,116	704	10,704	219,954	10,264	—	—
JPMorgan International Focus Fund Class R6 Shares (a)	415,885	38,812	98,031	10,086	110,973	477,725	17,234	5,030	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	388,012	21,884	173,908	4,249	97,423	337,660	16,273	8,600	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	125,270	—	—	(4,822)	120,448	5,969	213	—
JPMorgan Managed Income Fund Class L Shares (a)	3,120	16	3,130	3	(9)	—	—	16	1
JPMorgan Realty Income Fund Class R6 Shares (a)	141,870	24,830	40,014	1,453	40,310	168,449	10,661	2,217	5,160
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	41,581	1,343	17,107	3,946	12,716	42,479	551	238	1,105
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	25,111	1,705	22,764	12,326	(3,085)	13,293	426	78	1,626
JPMorgan Small Cap Value Fund Class R6 Shares (a)	18,801	204	9,254	1,843	11,260	22,854	660	204	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	437,851	51,824	167,323	25,475	104,693	452,520	20,863	4,113	25,504
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	90,659	1,183,484	1,212,048	—	—	62,095	62,095	42	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	362,812	95,578	255,709	59,450	67,896	330,027	8,958	5,215	9,723
JPMorgan Value Advantage Fund Class R6 Shares (a)	437,179	207,354	204,815	(11,998)	186,493	614,213	14,231	7,301	5,833

Total	$3,773,065	$2,425,239	$3,194,695	$270,100	$821,634	$4,095,343		$60,892	$102,189

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

102	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2050 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$39,127	$27,704	$26,784	$(3,450)	$14,213	$50,810	530	$879	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	80,991	5,665	110	16,581	92,017	1,023	422	—
JPMorgan Core Bond Fund Class R6 Shares (a)	52,224	8,491	657	(15)	(1,599)	58,444	4,850	1,295	950
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	134,848	57,597	75,197	3,269	(3,799)	116,718	13,604	2,711	1,299
JPMorgan Corporate Bond Fund Class R6 Shares (a)	34,256	4,060	37,064	155	(1,407)	—	—	685	852
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,458	10,413	—	—	266	18,137	2,250	507	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	306,777	11,048	88,846	10,547	105,228	344,754	15,295	5,313	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,025	10,892	—	—	242	18,159	2,259	400	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	397,921	57,512	276,906	94,469	28,311	301,307	8,250	1,633	44,938
JPMorgan High Yield Fund Class R6 Shares (a)	83,823	62,769	89,295	1,935	9,851	69,083	9,425	5,271	—
JPMorgan High Yield Research Enhanced ETF (a)	—	36,899	—	—	261	37,160	710	566	—
JPMorgan Income Fund Class R6 Shares (a)	—	29,490	—	—	167	29,657	3,102	281	—
JPMorgan International Advantage Fund Class R6 Shares (a)	192,402	18,501	251,953	31,553	9,497	—	—	5,069	8
JPMorgan International Equity Fund Class R6 Shares (a)	—	211,128	18,247	761	9,900	203,542	9,498	—	—
JPMorgan International Focus Fund Class R6 Shares (a)	375,389	32,832	80,976	8,044	101,660	436,949	15,763	4,548	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	349,654	22,375	156,083	5,395	87,159	308,500	14,867	7,686	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	115,101	—	—	(4,431)	110,670	5,484	196	—
JPMorgan Managed Income Fund Class L Shares (a)	2,806	14	2,814	4	(10)	—	—	14	1
JPMorgan Realty Income Fund Class R6 Shares (a)	125,630	22,784	31,304	1,015	36,642	154,767	9,795	2,007	4,645
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	34,643	1,272	8,286	1,696	12,967	42,292	548	226	1,046
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	23,340	1,582	20,839	10,773	(2,605)	12,251	393	58	1,525
JPMorgan Small Cap Value Fund Class R6 Shares (a)	16,853	5,796	15,005	1,934	11,332	20,910	604	228	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	382,232	53,233	136,397	23,574	93,276	415,918	19,176	3,753	23,150
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	112,213	1,063,590	1,126,112	—	—	49,691	49,691	41	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	325,935	96,537	234,604	50,836	64,421	303,125	8,228	4,655	8,542
JPMorgan Value Advantage Fund Class R6 Shares (a)	394,603	198,869	187,999	(11,493)	169,102	563,082	13,046	6,565	5,251

Total	$3,399,159	$2,241,480	$2,871,033	$231,112	$757,225	$3,757,943		$55,009	$92,207

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2055 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$19,282	$11,232	$9,788	$(1,306)	$7,101	$26,521	277	$540	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	38,619	3,083	58	10,305	45,899	510	243	—
JPMorgan Core Bond Fund Class R6 Shares (a)	25,207	5,172	—	—	(808)	29,571	2,454	640	471
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	67,971	26,796	35,466	1,274	(1,520)	59,055	6,883	1,377	652
JPMorgan Corporate Bond Fund Class R6 Shares (a)	16,497	2,728	18,592	45	(678)	—	—	334	416
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,593	5,382	—	—	122	9,097	1,129	251	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	144,775	18,942	42,662	5,950	53,179	180,184	7,994	2,783	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,387	5,608	—	—	113	9,108	1,133	197	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	193,473	25,263	121,635	33,748	27,148	157,997	4,326	796	21,914
JPMorgan High Yield Fund Class R6 Shares (a)	40,702	32,543	43,919	715	5,134	35,175	4,799	2,633	—
JPMorgan High Yield Research Enhanced ETF (a)	—	18,504	—	—	130	18,634	356	284	—
JPMorgan Income Fund Class R6 Shares (a)	—	14,843	—	—	84	14,927	1,561	141	—
JPMorgan International Advantage Fund Class R6 Shares (a)	93,792	2,425	115,825	11,549	8,059	—	—	2,424	4
JPMorgan International Equity Fund Class R6 Shares (a)	—	111,060	7,403	275	5,062	108,994	5,086	—	—
JPMorgan International Focus Fund Class R6 Shares (a)	182,498	25,211	32,874	2,889	51,908	229,632	8,284	2,253	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	175,511	13,703	74,520	2,342	44,279	161,315	7,774	4,030	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	59,882	—	—	(2,305)	57,577	2,853	102	—
JPMorgan Managed Income Fund Class L Shares (a)	1,337	18,368	19,702	2	(5)	—	—	30	—	(b)
JPMorgan Realty Income Fund Class R6 Shares (a)	60,210	14,415	12,499	344	18,577	81,047	5,130	1,002	2,309
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	19,448	700	3,900	314	7,691	24,253	314	112	587
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,986	725	7,221	2,799	1,576	10,865	349	33	692
JPMorgan Small Cap Value Fund Class R6 Shares (a)	7,610	198	—	—	5,672	13,480	389	89	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	183,940	18,457	41,407	4,348	53,649	218,987	10,096	1,891	11,572
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	59,168	559,546	594,306	—	—	24,408	24,408	21	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	149,036	50,727	99,607	16,984	39,747	156,887	4,259	2,380	4,340
JPMorgan Value Advantage Fund Class R6 Shares (a)	191,845	104,411	81,327	(3,217)	83,561	295,273	6,841	3,448	2,732

Total	$1,652,268	$1,185,460	$1,365,736	$79,113	$417,781	$1,968,886		$28,034	$45,689

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

104	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® 2060 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$2,690	$3,359	$1,308	$(106)	$1,207	$5,842	61	$85	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	8,285	497	98	2,546	10,432	116	61	—
JPMorgan Core Bond Fund Class R6 Shares (a)	4,089	2,384	—	—	(154)	6,319	524	122	84
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,025	6,498	3,428	81	(139)	14,037	1,636	270	140
JPMorgan Corporate Bond Fund Class R6 Shares (a)	2,594	1,254	3,694	(47)	(107)	—	—	59	85
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	571	1,506	—	—	14	2,091	259	48	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22,739	11,321	3,696	167	10,152	40,683	1,805	501	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	538	1,534	—	—	15	2,087	260	37	—
JPMorgan Growth Advantage Fund Class R6 Shares (a)	32,020	12,491	19,962	2,686	8,700	35,935	984	152	4,180
JPMorgan High Yield Fund Class R6 Shares (a)	6,688	7,234	7,149	68	1,006	7,847	1,070	503	—
JPMorgan High Yield Research Enhanced ETF (a)	—	3,676	—	—	26	3,702	71	56	—
JPMorgan Income Fund Class R6 Shares (a)	—	3,295	—	—	18	3,313	347	31	—
JPMorgan International Advantage Fund Class R6 Shares (a)	13,392	1,083	17,535	1,112	1,948	—	—	365	1
JPMorgan International Equity Fund Class R6 Shares (a)	—	25,951	2,263	46	1,074	24,808	1,158	—	—
JPMorgan International Focus Fund Class R6 Shares (a)	30,222	18,542	6,521	123	9,887	52,253	1,885	426	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	27,654	12,497	12,390	488	8,319	36,568	1,762	740	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	—	14,083	—	—	(507)	13,576	673	24	—
JPMorgan Managed Income Fund Class L Shares (a)	196	4,309	4,503	(1)	(1)	—	—	12	—	(b)
JPMorgan Realty Income Fund Class R6 Shares (a)	10,702	5,776	1,682	(50)	3,947	18,693	1,183	206	436
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	2,920	1,897	1,012	61	1,347	5,213	68	22	101
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,497	599	650	110	614	2,170	70	6	125
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,852	164	536	(140)	1,341	2,681	77	18	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	30,314	16,493	8,635	235	10,721	49,128	2,265	379	2,180
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	15,995	159,139	168,987	—	—	6,147	6,147	5	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	24,846	17,553	17,794	1,363	9,591	35,559	965	464	829
JPMorgan Value Advantage Fund Class R6 Shares (a)	31,775	30,487	10,913	(447)	15,892	66,794	1,548	629	524

Total	$274,319	$371,410	$293,155	$5,847	$87,457	$445,878		$5,221	$8,685

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

D. Futures Contracts — The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

106	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund		JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund		JPMorgan SmartRetirement® 2035 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$106,536		$193,748		$410,627		$491,427		$445,232
Average Notional Balance Short	20,460		30,853		60,902	(a)	58,529	(a)	56,736
Ending Notional Balance Long	58,548		105,515		286,505		342,793		370,242
Ending Notional Balance Short	1,037		4,378		—		—		—

Futures Contracts — Interest Rate:
Average Notional Balance Long	217,196		372,545		497,696		479,979		191,501	(a)
Average Notional Balance Short	68,830		118,349		166,790		190,042		193,037
Ending Notional Balance Long	135,997		223,660		323,904		307,749		—
Ending Notional Balance Short	97,160		163,978		253,837		299,933		302,995

	JPMorgan SmartRetirement® 2040 Fund		JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund		JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$447,953		$327,927		$298,875		$148,352		$31,752
Average Notional Balance Short	98,595	(a)	63,880	(a)	35,494		18,293		4,965	(a)
Ending Notional Balance Long	373,722		281,829		253,162		124,639		28,871
Ending Notional Balance Short	—		—		3,140		—		—

Futures Contracts — Interest Rate:
Average Notional Balance Long	187,593	(a)	142,403	(a)	127,523	(a)	62,072	(a)	10,549	(a)
Average Notional Balance Short	190,397		138,795		126,140		62,402		11,991
Ending Notional Balance Long	—		—		—		—		—
Ending Notional Balance Short	305,520		224,063		205,819		105,581		23,068

(a)	For the period July 1, 2020 through January 31, 2021.

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$27	$109	$216	$11	$9
Unrealized Depreciation on Futures Contracts*	(370)	(620)	(3,692)	(4,422)	(4,282)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	336	553	800	760	—
Unrealized Depreciation on Futures Contracts*	(1,036)	(1,747)	(2,708)	(3,206)	(3,139)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(1,043)	(1,705)	(5,384)	(6,857)	(7,412)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$11	$7	$11	$2	$1
Unrealized Depreciation on Futures Contracts*	(4,211)	(3,080)	(2,820)	(1,512)	(342)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	—	—	—	—	—
Unrealized Depreciation on Futures Contracts*	(3,169)	(2,324)	(2,135)	(1,097)	(241)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(7,369)	(5,397)	(4,944)	(2,607)	(582)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2021, by primary underlying risk exposure:

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$36,549	$66,748	$150,199	$170,091	$167,897

Interest Rate Risk Exposure:
Futures Contracts	(7,083)	(12,669)	(17,391)	(17,034)	(5,133)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(3,226)	(5,801)	(13,547)	(15,965)	(16,612)

Interest Rate Risk Exposure:
Futures Contracts	(1,298)	(2,395)	(3,164)	(3,560)	(2,538)

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$169,928	$121,584	$113,133	$54,758	$11,428

Interest Rate Risk Exposure:
Futures Contracts	(4,703)	(3,713)	(3,404)	(1,650)	(282)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(16,245)	(11,890)	(11,404)	(5,684)	(1,204)

Interest Rate Risk Exposure:
Futures Contracts	(2,583)	(1,881)	(1,728)	(897)	(201)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and

108	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4		Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$106	$2	$5	$7	$1	$—	(a)	$10	$16	$147
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	74	3	7	7	1	—	(a)	14	20	126
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	88	3	6	9	2	1		17	27	153
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	102	5	7	10	2	1		20	29	176
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	86	3	6	9	2	1		16	27	150
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	89	4	7	10	2	1		17	27	157
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	70	3	5	9	2	1		14	22	126
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	56	5	6	9	2	1		15	21	115
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	29	2	5	7	2	1		9	16	71
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	10	1	1	2	1	1		3	10	29

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Income Fund	$—	$7,083	$(7,083)
JPMorgan SmartRetirement® 2020 Fund	—	12,118	(12,118)
JPMorgan SmartRetirement® 2025 Fund	—	18,976	(18,976)
JPMorgan SmartRetirement® 2030 Fund	—	20,067	(20,067)

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® 2035 Fund	$—	$19,690	$(19,690)
JPMorgan SmartRetirement® 2040 Fund	—	17,276	(17,276)
JPMorgan SmartRetirement® 2045 Fund	—	11,883	(11,883)
JPMorgan SmartRetirement® 2050 Fund	—	10,854	(10,854)
JPMorgan SmartRetirement® 2055 Fund	—	5,318	(5,318)
JPMorgan SmartRetirement® 2060 Fund	—	1,018	(1,018)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

J. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	2	$—
JPMorgan SmartRetirement® 2020 Fund	2	—	(a)
JPMorgan SmartRetirement® 2025 Fund	7	—	(a)
JPMorgan SmartRetirement® 2030 Fund	8	—	(a)
JPMorgan SmartRetirement® 2035 Fund	7	—	(a)
JPMorgan SmartRetirement® 2040 Fund	9	—	(a)
JPMorgan SmartRetirement® 2045 Fund	7	—	(a)
JPMorgan SmartRetirement® 2050 Fund	8	—	(a)
JPMorgan SmartRetirement® 2055 Fund	6	—	(a)
JPMorgan SmartRetirement® 2060 Fund	2	—	(a)

(a)	Amount rounds to less than one thousand.

110	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.33	%(1)	0.96	%(2)	0.21	%(3)	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement® 2020 Fund	0.39	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2025 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2030 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2035 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2040 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2045 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2050 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2055 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2060 Fund	0.42	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00

(1)

Prior to November 1, 2020, the contractual expense limitations for Class A Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund, were 0.31%, 0.37%, 0.40%, 0.40%, 0.41%, 0.41%, 0.41%, 0.41%, 0.41% and 0.41%, respectively.

(2)

Prior to November 1, 2020, the contractual expense limitations for Class C Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund, were 0.94%, 0.97%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99%, 0.99% and 0.99%, respectively.

(3)

Prior to November 1, 2020, the contractual expense limitations for Class I Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund, were 0.19%, 0.22%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24%, 0.24% and 0.24%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$1,405	$433
JPMorgan SmartRetirement® 2020 Fund	1,217	438
JPMorgan SmartRetirement® 2025 Fund	1,237	681
JPMorgan SmartRetirement® 2030 Fund	1,411	745
JPMorgan SmartRetirement® 2035 Fund	1,089	664
JPMorgan SmartRetirement® 2040 Fund	1,040	648
JPMorgan SmartRetirement® 2045 Fund	781	586
JPMorgan SmartRetirement® 2050 Fund	660	560
JPMorgan SmartRetirement® 2055 Fund	356	437
JPMorgan SmartRetirement® 2060 Fund	60	264

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund and JPMorgan SmartRetirement® 2030 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$733,445	$1,503,405	$11,025	$30,056
JPMorgan SmartRetirement® 2020 Fund	1,285,278	2,763,957	19,442	51,368
JPMorgan SmartRetirement® 2025 Fund	1,867,089	3,367,349	33,378	79,175
JPMorgan SmartRetirement® 2030 Fund	2,537,643	3,843,457	37,761	83,708
JPMorgan SmartRetirement® 2035 Fund	1,902,652	2,981,004	29,931	63,211
JPMorgan SmartRetirement® 2040 Fund	1,786,807	2,800,149	34,406	63,106
JPMorgan SmartRetirement® 2045 Fund	1,241,756	1,982,650	22,114	45,930
JPMorgan SmartRetirement® 2050 Fund	1,177,890	1,744,921	20,818	44,678
JPMorgan SmartRetirement® 2055 Fund	625,915	771,431	10,225	22,316
JPMorgan SmartRetirement® 2060 Fund	212,275	124,172	2,797	4,441

112	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,813,636	$267,967	$4,638	$263,329
JPMorgan SmartRetirement® 2020 Fund	3,070,715	435,967	8,353	427,614
JPMorgan SmartRetirement® 2025 Fund	4,739,483	806,267	15,229	791,038
JPMorgan SmartRetirement® 2030 Fund	5,509,949	1,167,961	17,413	1,150,548
JPMorgan SmartRetirement® 2035 Fund	4,277,691	1,256,228	14,928	1,241,300
JPMorgan SmartRetirement® 2040 Fund	4,084,264	1,490,942	14,697	1,476,245
JPMorgan SmartRetirement® 2045 Fund	3,044,857	1,080,854	10,582	1,070,272
JPMorgan SmartRetirement® 2050 Fund	2,803,880	982,337	9,726	972,611
JPMorgan SmartRetirement® 2055 Fund	1,518,521	465,758	5,138	460,620
JPMorgan SmartRetirement® 2060 Fund	367,246	82,439	1,145	81,294

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$53,582	$57,377	$110,959
JPMorgan SmartRetirement® 2020 Fund	91,668	108,224	199,892
JPMorgan SmartRetirement® 2025 Fund	126,818	155,200	282,018
JPMorgan SmartRetirement® 2030 Fund	130,270	163,448	293,718
JPMorgan SmartRetirement® 2035 Fund	103,736	165,127	268,863
JPMorgan SmartRetirement® 2040 Fund	94,994	180,865	275,859
JPMorgan SmartRetirement® 2045 Fund	64,245	121,355	185,600
JPMorgan SmartRetirement® 2050 Fund	56,930	112,657	169,587
JPMorgan SmartRetirement® 2055 Fund	28,899	45,656	74,555
JPMorgan SmartRetirement® 2060 Fund	5,513	7,394	12,907

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Income Fund	$78,871	$330,654	$409,525
JPMorgan SmartRetirement® 2020 Fund	137,468	599,718	737,186
JPMorgan SmartRetirement® 2025 Fund	181,491	663,509	845,000
JPMorgan SmartRetirement® 2030 Fund	191,339	959,582	1,150,921
JPMorgan SmartRetirement® 2035 Fund	131,970	429,831	561,801
JPMorgan SmartRetirement® 2040 Fund	125,639	493,292	618,931
JPMorgan SmartRetirement® 2045 Fund	85,237	308,437	393,674
JPMorgan SmartRetirement® 2050 Fund	79,197	256,402	335,599
JPMorgan SmartRetirement® 2055 Fund	33,267	91,030	124,297
JPMorgan SmartRetirement® 2060 Fund	4,639	3,878	8,517

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$7,762	$127,105	$262,216
JPMorgan SmartRetirement® 2020 Fund	1,174	281,110	427,535
JPMorgan SmartRetirement® 2025 Fund	21,400	377,755	790,905
JPMorgan SmartRetirement® 2030 Fund	46,859	449,023	1,150,421
JPMorgan SmartRetirement® 2035 Fund	20,893	555,203	1,239,034
JPMorgan SmartRetirement® 2040 Fund	29,463	568,568	1,472,501
JPMorgan SmartRetirement® 2045 Fund	20,791	392,925	1,070,230
JPMorgan SmartRetirement® 2050 Fund	28,175	336,189	972,552
JPMorgan SmartRetirement® 2055 Fund	15,874	132,523	460,598
JPMorgan SmartRetirement® 2060 Fund	6,815	14,921	81,282

The cumulative timing differences primarily consist of mark to market of futures contracts, straddle loss deferrals and wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement® Income Fund	$173
JPMorgan SmartRetirement® 2020 Fund	229
JPMorgan SmartRetirement® 2030 Fund	549
JPMorgan SmartRetirement® 2035 Fund	314
JPMorgan SmartRetirement® 2040 Fund	277
JPMorgan SmartRetirement® 2045 Fund	364
JPMorgan SmartRetirement® 2050 Fund	45
JPMorgan SmartRetirement® 2055 Fund	79
JPMorgan SmartRetirement® 2060 Fund	24

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of

114	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

$25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	2	41.0%
JPMorgan SmartRetirement® 2020 Fund	2	43.8
JPMorgan SmartRetirement® 2025 Fund	2	46.0
JPMorgan SmartRetirement® 2030 Fund	2	43.3
JPMorgan SmartRetirement® 2035 Fund	2	44.3
JPMorgan SmartRetirement® 2040 Fund	2	44.6
JPMorgan SmartRetirement® 2045 Fund	2	45.8
JPMorgan SmartRetirement® 2050 Fund	2	47.3
JPMorgan SmartRetirement® 2055 Fund	2	48.5
JPMorgan SmartRetirement® 2060 Fund	1	37.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2021, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Emerging Markets Strategic Debt Fund	67.9%
JPMorgan BetaBuilders US Mid Cap Equity ETF	59.7
JPMorgan International Focus Fund	59.5
JPMorgan Emerging Markets Research Enhanced Equity Fund	57.7
JPMorgan Realty Income Fund	56.8
JPMorgan International Equity Fund	52.6
JPMorgan International Research Enhanced Equity Fund	50.3
JPMorgan High Yield Research Enhanced ETF	49.2
JPMorgan Inflation Managed Bond Fund	42.6
JPMorgan Emerging Markets Debt Fund	36.1
JPMorgan U.S. Research Enhanced Equity Fund	30.3
JPMorgan BetaBuilders MSCI US REIT ETF	27.0
JPMorgan Short Duration Core Plus Fund	27.0
JPMorgan Large Cap Value Fund	26.6
JPMorgan Value Advantage Fund	26.5
JPMorgan Floating Rate Income Fund	20.9
JPMorgan U.S. Equity Fund	20.7
JPMorgan High Yield Fund	14.3

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

% of Net Assets
JPMorgan Core Bond Fund	13.0%
JPMorgan Small Cap Value Fund	12.9
JPMorgan Growth Advantage Fund	10.7

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

116	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund, JPMorgan SmartRetirement® 2050 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	117

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

118	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	119

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

120	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$1,038.90	$1.67	0.33%
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class C
Actual	1,000.00	1,035.20	4.84	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class I
Actual	1,000.00	1,038.80	1.06	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R2
Actual	1,000.00	1,036.20	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,037.00	2.53	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,039.00	1.26	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,039.40	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,039.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

122	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	$1,000.00	$1,038.40	$1.97	0.39%
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class C
Actual	1,000.00	1,034.90	4.99	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class I
Actual	1,000.00	1,039.10	1.21	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R2
Actual	1,000.00	1,036.10	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,037.60	2.53	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,039.10	1.26	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,039.20	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,040.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	1,054.20	2.14	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,051.90	5.09	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,055.40	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,053.20	3.82	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,054.50	2.55	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,055.50	1.27	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,056.70	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,056.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	$1,000.00	$1,068.50	$2.15	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,065.60	5.12	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,069.70	1.28	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,067.10	3.84	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,068.50	2.56	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,069.80	1.28	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,070.80	0.51	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,071.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	1,093.40	2.18	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,090.20	5.18	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,094.60	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,091.90	3.89	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,093.00	2.59	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,094.30	1.30	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,094.90	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,095.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

124	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	$1,000.00	$1,106.40	$2.19	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,102.60	5.21	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,106.90	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,103.90	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,106.00	2.61	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,107.30	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,107.80	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,108.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	1,117.80	2.21	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,114.50	5.24	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,118.60	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,116.60	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,117.90	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,119.20	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,119.80	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,119.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	$1,000.00	$1,118.50	$2.21	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,114.90	5.24	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,119.40	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,116.10	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,117.70	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,119.30	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,120.00	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,120.50	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	1,118.10	2.21	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,114.50	5.24	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,118.80	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,116.10	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,117.80	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,119.30	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,119.90	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,120.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

126	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	$1,000.00	$1,118.20	$2.21	0.42%
Hypothetical	1,000.00	1,022.71	2.11	0.42
Class C
Actual	1,000.00	1,115.30	5.24	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class I
Actual	1,000.00	1,119.50	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R2
Actual	1,000.00	1,116.70	3.94	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R3
Actual	1,000.00	1,117.90	2.63	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class R4
Actual	1,000.00	1,118.90	1.31	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Class R5
Actual	1,000.00	1,120.20	0.53	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Class R6
Actual	1,000.00	1,120.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	127

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

128	J.P. MORGAN SMARTRETIREMENT® FUNDS	JUNE 30, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan SmartRetirement® Income Fund	10.04%
JPMorgan SmartRetirement® 2020 Fund	11.10
JPMorgan SmartRetirement® 2025 Fund	16.44
JPMorgan SmartRetirement® 2030 Fund	22.64
JPMorgan SmartRetirement® 2035 Fund	22.47
JPMorgan SmartRetirement® 2040 Fund	27.37
JPMorgan SmartRetirement® 2045 Fund	31.98
JPMorgan SmartRetirement® 2050 Fund	32.65
JPMorgan SmartRetirement® 2055 Fund	32.50
JPMorgan SmartRetirement® 2060 Fund	32.55

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Income Fund	$57,377
JPMorgan SmartRetirement® 2020 Fund	108,224
JPMorgan SmartRetirement® 2025 Fund	155,200
JPMorgan SmartRetirement® 2030 Fund	163,448
JPMorgan SmartRetirement® 2035 Fund	165,127
JPMorgan SmartRetirement® 2040 Fund	180,865
JPMorgan SmartRetirement® 2045 Fund	121,355
JPMorgan SmartRetirement® 2050 Fund	112,657
JPMorgan SmartRetirement® 2055 Fund	45,656
JPMorgan SmartRetirement® 2060 Fund	7,394

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan SmartRetirement® Income Fund	$16,328
JPMorgan SmartRetirement® 2020 Fund	29,806
JPMorgan SmartRetirement® 2025 Fund	55,658
JPMorgan SmartRetirement® 2030 Fund	74,783
JPMorgan SmartRetirement® 2035 Fund	71,363
JPMorgan SmartRetirement® 2040 Fund	76,487
JPMorgan SmartRetirement® 2045 Fund	59,290
JPMorgan SmartRetirement® 2050 Fund	54,536
JPMorgan SmartRetirement® 2055 Fund	27,581
JPMorgan SmartRetirement® 2060 Fund	5,083

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2021, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2021 will be disclosed in the semi-annual report for the period ended December 31, 2021.

JUNE 30, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	129

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
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Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

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A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-SR-621

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2021

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2021 ($000)
JPMorgan SmartRetirement® Blend Income Fund	15.32%	11.12%	S&P Target Date Retirement Income Index	763,409

JPMorgan SmartRetirement® Blend 2020 Fund	16.07%	17.42%	S&P Target Date 2020 Index	1,460,559

JPMorgan SmartRetirement® Blend 2025 Fund	21.46%	21.67%	S&P Target Date 2025 Index	2,294,915

JPMorgan SmartRetirement® Blend 2030 Fund	25.90%	25.71%	S&P Target Date 2030 Index	2,631,737

JPMorgan SmartRetirement® Blend 2035 Fund	30.76%	30.35%	S&P Target Date 2035 Index	2,391,519

JPMorgan SmartRetirement® Blend 2040 Fund	34.30%	33.56%	S&P Target Date 2040 Index	2,140,585

JPMorgan SmartRetirement® Blend 2045 Fund	37.40%	35.51%	S&P Target Date 2045 Index	1,684,573

JPMorgan SmartRetirement® Blend 2050 Fund	37.43%	36.49%	S&P Target Date 2050 Index	1,296,167

JPMorgan SmartRetirement® Blend 2055 Fund	37.44%	37.01%	S&P Target Date 2055 Index	687,796

JPMorgan SmartRetirement® Blend 2060 Fund	37.29%	36.88%	S&P Target Date 2060+ Index	197,185

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend Income Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	36.0%
Exchange-Traded Funds	33.2
Corporate Bonds	8.6
Mortgage-Backed Securities	5.7
U.S. Treasury Obligations	5.6
Asset-Backed Securities	3.6
Collateralized Mortgage Obligations	1.6
Others (each less than 1.0%)	0.5
Short-Term Investments	5.2

JPMorgan SmartRetirement® Blend 2020 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	36.1%
Exchange-Traded Funds	32.4
Corporate Bonds	9.2
Mortgage-Backed Securities	6.0
U.S. Treasury Obligations	5.6
Asset-Backed Securities	3.8
Collateralized Mortgage Obligations	1.8
Others (each less than 1.0%)	0.4
Short-Term Investments	4.7

JPMorgan SmartRetirement® Blend 2025 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	38.2%
Exchange-Traded Funds	35.7
Corporate Bonds	7.5
U.S. Treasury Obligations	5.7
Mortgage-Backed Securities	4.9
Asset-Backed Securities	3.2
Collateralized Mortgage Obligations	1.5
Others (each less than 1.0%)	0.4
Short-Term Investments	2.9

JPMorgan SmartRetirement® Blend 2030 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Exchange-Traded Funds	39.9%
Investment Companies	38.6
Corporate Bonds	6.0
U.S. Treasury Obligations	4.9
Mortgage-Backed Securities	4.0
Asset-Backed Securities	2.7
Collateralized Mortgage Obligations	1.2
Others (each less than 1.0%)	0.3
Short-Term Investments	2.4

JPMorgan SmartRetirement® Blend 2035 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	37.6%
International Equity	29.0
Fixed Income	25.6
Alternative Assets	4.4
U.S. Treasury Obligations	1.6
Short-Term Investments	1.8

JPMorgan SmartRetirement® Blend 2040 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

U.S. Equity	42.3%
International Equity	32.6
Fixed Income	17.8
Alternative Assets	5.0
U.S. Treasury Obligations	0.4
Short-Term Investments	1.9

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2045 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.3%
International Equity	36.3
Fixed Income	8.7
Alternative Assets	5.4
U.S. Treasury Obligations	0.4
Short-Term Investments	1.9

JPMorgan SmartRetirement® Blend 2050 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.4%
International Equity	36.2
Fixed Income	8.8
Alternative Assets	5.5
U.S. Treasury Obligations	0.4
Short-Term Investments	1.7

JPMorgan SmartRetirement® Blend 2055 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.2%
International Equity	36.3
Fixed Income	8.8
Alternative Assets	5.4
U.S. Treasury Obligations	0.4
Short-Term Investments	1.9

JPMorgan SmartRetirement® Blend 2060 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.3%
International Equity	36.1
Fixed Income	8.6
Alternative Assets	5.5
U.S. Treasury Obligations	0.5
Short-Term Investments	2.0

4	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Throughout the twelve month period, fixed income investments generally underperformed equity. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of the SmartRetirement® Blend Income Fund and seven of the nine SmartRetirement® Blend Funds outperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2021. The Class R6 Shares of the SmartRetirement® Blend 2020 Fund and the SmartRetirement® Blend 2025 Fund underperformed their respective Benchmarks.

In terms of manager selection, the Fund’s investments in the JPMorgan Core Bond Fund, the JPMorgan Emerging Markets Research Enhanced Equity Fund, and various JPMorgan U.S. core fixed income funds and emerging markets equity platforms were leading contributors to relative performance. The Fund’s investments in the JPMorgan Floating Rate Income Fund and the JPMorgan High Yield Research Enhanced ETF detracted from performance.

From a strategic perspective, the Funds’ overweight allocations to extended credit within fixed income contributed to relative performance. The Funds’ allocations to U.S. equities and their overweight allocations to international developed equity, emerging markets equity, and real estate investment trusts detracted from relative performance.

From a tactical perspective, the Funds’ overweight allocations to equity versus bonds contributed to performance, while their allocation real estate investment trusts detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	14.98%	6.85%	5.87%
CLASS R2 SHARES	July 2, 2012	14.42	6.32	5.39
CLASS R3 SHARES	May 31, 2017	14.71	6.57	5.67
CLASS R4 SHARES	May 31, 2017	15.01	6.85	5.94
CLASS R5 SHARES	July 2, 2012	15.21	7.02	6.06
CLASS R6 SHARES	July 2, 2012	15.32	7.12	6.14

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	15.85%	7.77%	7.36%
CLASS R2 SHARES	July 2, 2012	15.21	7.24	6.87
CLASS R3 SHARES	May 31, 2017	15.53	7.50	7.16
CLASS R4 SHARES	May 31, 2017	15.80	7.77	7.43
CLASS R5 SHARES	July 2, 2012	16.01	7.94	7.55
CLASS R6 SHARES	July 2, 2012	16.07	8.04	7.63

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-

based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	21.19%	9.20%	8.49%
CLASS R2 SHARES	July 2, 2012	20.54	8.66	7.99
CLASS R3 SHARES	May 31, 2017	20.82	8.92	8.28
CLASS R4 SHARES	May 31, 2017	21.14	9.20	8.56
CLASS R5 SHARES	July 2, 2012	21.35	9.36	8.67
CLASS R6 SHARES	July 2, 2012	21.46	9.48	8.76

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	25.56%	10.43%	9.43%
CLASS R2 SHARES	July 2, 2012	24.95	9.88	8.93
CLASS R3 SHARES	May 31, 2017	25.27	10.15	9.22
CLASS R4 SHARES	May 31, 2017	25.57	10.42	9.49
CLASS R5 SHARES	July 2, 2012	25.79	10.60	9.62
CLASS R6 SHARES	July 2, 2012	25.90	10.70	9.70

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	30.42%	11.44%	10.21%
CLASS R2 SHARES	July 2, 2012	29.78	10.88	9.71
CLASS R3 SHARES	May 31, 2017	30.07	11.16	10.00
CLASS R4 SHARES	May 31, 2017	30.37	11.44	10.28
CLASS R5 SHARES	July 2, 2012	30.59	11.61	10.40
CLASS R6 SHARES	July 2, 2012	30.76	11.73	10.49

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	34.02%	12.30%	10.77%
CLASS R2 SHARES	July 2, 2012	33.34	11.75	10.27
CLASS R3 SHARES	May 31, 2017	33.66	12.02	10.57
CLASS R4 SHARES	May 31, 2017	34.00	12.30	10.84
CLASS R5 SHARES	July 2, 2012	34.17	12.47	10.96
CLASS R6 SHARES	July 2, 2012	34.30	12.58	11.04

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	37.07%	12.66%	10.96%
CLASS R2 SHARES	July 2, 2012	36.37	12.11	10.46
CLASS R3 SHARES	May 31, 2017	36.74	12.39	10.76
CLASS R4 SHARES	May 31, 2017	37.04	12.67	11.03
CLASS R5 SHARES	July 2, 2012	37.29	12.84	11.16
CLASS R6 SHARES	July 2, 2012	37.40	12.95	11.25

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	37.14%	12.74%	11.01%
CLASS R2 SHARES	July 2, 2012	36.45	12.17	10.50
CLASS R3 SHARES	May 31, 2017	36.76	12.47	10.81
CLASS R4 SHARES	May 31, 2017	37.11	12.74	11.08
CLASS R5 SHARES	July 2, 2012	37.33	12.91	11.20
CLASS R6 SHARES	July 2, 2012	37.43	13.02	11.28

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	37.13%	12.66%	10.94%
CLASS R2 SHARES	July 2, 2012	36.45	12.10	10.43
CLASS R3 SHARES	May 31, 2017	36.79	12.39	10.74
CLASS R4 SHARES	May 31, 2017	37.15	12.67	11.01
CLASS R5 SHARES	July 2, 2012	37.33	12.84	11.13
CLASS R6 SHARES	July 2, 2012	37.44	12.95	11.22

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	36.93%	12.39%
CLASS R2 SHARES	August 31, 2016	36.31	11.82
CLASS R3 SHARES	May 31, 2017	36.66	12.10
CLASS R4 SHARES	May 31, 2017	36.93	12.38
CLASS R5 SHARES	August 31, 2016	37.18	12.56
CLASS R6 SHARES	August 31, 2016	37.29	12.66

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	15

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 36.3%

Fixed Income — 27.0%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,787	14,405

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,788	14,374

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,060	9,500

JPMorgan High Yield Fund Class R6 Shares (a)	3,721	27,273

JPMorgan Income Fund Class R6 Shares (a)	2,037	19,471

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	5,248	57,050

JPMorgan Managed Income Fund Class L Shares (a)	186	1,866

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	6,326	62,313

Total Fixed Income		206,252

U.S. Equity — 9.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,082	70,709

Total Investment Companies (Cost $243,243)		276,961

Exchange-Traded Funds — 33.5%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	151	14,482

Fixed Income — 10.2%

JPMorgan High Yield Research Enhanced ETF (a)	619	32,371

JPMorgan U.S. Aggregate Bond ETF (a)	845	46,037

Total Fixed Income		78,408

International Equity — 12.8%

iShares Core MSCI Emerging Markets ETF	363	24,286

JPMorgan BetaBuilders International Equity ETF (a)	1,228	73,407

Total International Equity		97,693

U.S. Equity — 8.6%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	168	15,151

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	165	11,146

JPMorgan U.S. Value Factor ETF (a)	1,066	38,593

Total U.S. Equity		64,890

Total Exchange-Traded Funds (Cost $226,156)		255,473

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 8.7%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	400	436

Boeing Co. (The)

1.95%, 2/1/2024	35	36

1.43%, 2/4/2024	25	25

2.50%, 3/1/2025	85	88

2.75%, 2/1/2026	30	31

2.20%, 2/4/2026	15	15

2.70%, 2/1/2027	765	792

3.45%, 11/1/2028	63	67

L3Harris Technologies, Inc. 1.80%, 1/15/2031	71	69

Leidos, Inc. 2.30%, 2/15/2031	26	25

Lockheed Martin Corp. 2.80%, 6/15/2050	116	116

Northrop Grumman Corp.

5.15%, 5/1/2040	95	125

3.85%, 4/15/2045	179	205

Raytheon Technologies Corp.

2.25%, 7/1/2030	143	145

3.75%, 11/1/2046	78	88

		2,263

Automobiles — 0.3%

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (b)	186	187

General Motors Co. 6.80%, 10/1/2027	330	416

Hyundai Capital America

1.15%, 11/10/2022 (b)	363	365

2.65%, 2/10/2025 (b)	270	282

1.30%, 1/8/2026 (b)	40	40

2.38%, 10/15/2027 (b)	350	358

1.80%, 1/10/2028 (b)	60	59

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (b)	166	168

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (b)	400	440

		2,315

Banks — 1.9%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (c)	200	199

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	400	434

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	400	451

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Banco Santander SA (Spain)

1.85%, 3/25/2026	200	202

2.75%, 12/3/2030	400	396

Bank of America Corp.

4.00%, 1/22/2025	589	646

(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	199	197

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	484	535

(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	70	72

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	419	407

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	182	195

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	200	201

3.65%, 3/16/2025	400	432

4.34%, 1/10/2028	200	224

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	600	596

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	200	195

Citigroup, Inc.

3.88%, 3/26/2025	697	765

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	50	51

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	125	123

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	183	200

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	145	167

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	400	440

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	250	246

Discover Bank 3.45%, 7/27/2026	250	273

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	200	200

(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	745	748

KeyCorp 2.25%, 4/6/2027	141	146

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	200	200

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	322	363

National Australia Bank Ltd. (Australia) 2.65%, 1/14/2041 (b)	250	234

Natwest Group plc (United Kingdom)

3.88%, 9/12/2023	200	214

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	200	200

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	200	229

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	200	200

Societe Generale SA (France)

4.25%, 4/14/2025 (b)	400	434

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	200	200

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	245	248

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	620	625

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	200	203

UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	199

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	85	88

4.10%, 6/3/2026	185	208

4.30%, 7/22/2027	580	661

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	155	159

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	15	15

		13,421

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	275	306

3.75%, 7/15/2042	565	612

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	17

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — continued

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	104	113

3.80%, 5/1/2050	98	110

		1,141

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	95	102

3.20%, 11/21/2029	251	273

4.05%, 11/21/2039	445	517

4.25%, 11/21/2049	75	90

Amgen, Inc. 3.15%, 2/21/2040	175	182

Biogen, Inc.

2.25%, 5/1/2030	85	85

3.15%, 5/1/2050	77	76

Gilead Sciences, Inc.

1.65%, 10/1/2030	167	161

2.60%, 10/1/2040	108	104

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	166	157

		1,747

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	167	163

Capital Markets — 0.8%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	201	210

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	125	130

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	75	77

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	245

4.28%, 1/9/2028 (b)	500	556

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	450	457

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	303	304

4.25%, 10/21/2025	688	768

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	527	519

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	287	317

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	85	100

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	185	183

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	120	120

5.00%, 11/24/2025	722	832

(SOFR + 0.72%), 0.98%, 12/10/2026 (c)	140	138

3.95%, 4/23/2027	195	218

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	105	130

(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	40	42

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	250	245

		5,591

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	111

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (b)	222	220

3.47%, 12/1/2050 (b)	117	122

LYB International Finance III LLC

1.25%, 10/1/2025	52	52

3.38%, 5/1/2030	85	92

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	46	61

PPG Industries, Inc. 1.20%, 3/15/2026	50	50

		708

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 1.75%, 2/15/2032	155	147

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	169	172

Consumer Finance — 0.4%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	150	157

6.50%, 7/15/2025	150	176

4.63%, 10/15/2027	450	504

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	75	77

5.50%, 1/15/2023 (b)	165	175

5.50%, 1/15/2026 (b)	290	329

2.13%, 2/21/2026 (b)	60	60

4.25%, 4/15/2026 (b)	10	11

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	90	92

3.80%, 1/31/2028	177	199

General Motors Financial Co., Inc.

1.25%, 1/8/2026	164	163

4.35%, 1/17/2027	40	45

2.70%, 6/10/2031	45	45

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (b)	195	204

4.50%, 3/15/2023 (b)	295	311

5.50%, 2/15/2024 (b)	155	170

		2,718

Containers & Packaging — 0.0% (f)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	99	98

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	600	720

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (b)	404	439

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	200	202

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	169	175

3.13%, 11/7/2049	86	89

		1,625

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	233	241

2.75%, 6/1/2031	302	314

3.50%, 6/1/2041	227	236

3.55%, 9/15/2055 (b)	105	105

Verizon Communications, Inc.

2.10%, 3/22/2028	150	153

3.15%, 3/22/2030	215	232

2.65%, 11/20/2040	79	76

3.85%, 11/1/2042	282	320

		1,677

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	60	73

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

Duke Energy Corp. 3.40%, 6/15/2029	158	173

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	45

Edison International 5.75%, 6/15/2027	140	159

Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	109

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	400	440

Entergy Arkansas LLC 2.65%, 6/15/2051	36	34

Entergy Louisiana LLC

4.00%, 3/15/2033	67	78

2.90%, 3/15/2051	20	20

Evergy, Inc. 2.90%, 9/15/2029	175	185

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	80	94

Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	118

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	53	56

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	78	86

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	34	38

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	111	103

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	40	41

2.45%, 12/2/2027 (b)	165	166

OGE Energy Corp. 0.70%, 5/26/2023	55	55

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	65	65

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (c)	194	194

1.37%, 3/10/2023	225	226

3.45%, 7/1/2025	75	79

2.95%, 3/1/2026	45	46

3.75%, 8/15/2042 (g)	41	37

4.30%, 3/15/2045	25	24

PacifiCorp 4.15%, 2/15/2050	53	64

PPL Capital Funding, Inc. 4.00%, 9/15/2047	81	96

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	77	76

Series C, 4.13%, 3/1/2048	54	58

		3,038

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	123	147

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	19

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	115	126

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	115	127

		253

Entertainment — 0.0% (f)

Walt Disney Co. (The)

2.65%, 1/13/2031	152	160

3.50%, 5/13/2040	150	167

		327

Equity Real Estate Investment Trusts (REITs) — 0.5%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	177	195

American Tower Corp.

1.50%, 1/31/2028	65	63

1.88%, 10/15/2030	421	405

3.10%, 6/15/2050	51	50

2.95%, 1/15/2051	33	32

Brixmor Operating Partnership LP 2.25%, 4/1/2028	70	70

Corporate Office Properties LP 2.75%, 4/15/2031	113	114

Crown Castle International Corp. 3.10%, 11/15/2029	175	186

CubeSmart LP 2.00%, 2/15/2031	193	188

Digital Realty Trust LP 3.70%, 8/15/2027	161	180

Equinix, Inc. 2.90%, 11/18/2026	122	131

Federal Realty Investment Trust 1.25%, 2/15/2026	90	89

Healthcare Trust of America Holdings LP

3.75%, 7/1/2027	65	72

2.00%, 3/15/2031	166	161

Healthpeak Properties, Inc. 2.88%, 1/15/2031	175	183

Mid-America Apartments LP 3.60%, 6/1/2027	135	150

Realty Income Corp. 1.80%, 3/15/2033	115	109

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	272	297

UDR, Inc.

2.10%, 8/1/2032	167	161

1.90%, 3/15/2033	40	37

WP Carey, Inc.

4.25%, 10/1/2026	45	51

2.40%, 2/1/2031	71	71

2.25%, 4/1/2033	370	353

		3,348

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	260	260

1.30%, 2/10/2028 (b)	48	46

2.50%, 2/10/2041 (b)	50	47

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	175	181

3.44%, 5/13/2041 (b)	115	119

3.63%, 5/13/2051 (b)	125	131

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	39	43

Kroger Co. (The) 3.95%, 1/15/2050	99	113

Sysco Corp. 2.40%, 2/15/2030	234	238

		1,178

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	145	147

Conagra Brands, Inc. 1.38%, 11/1/2027	237	232

Mondelez International, Inc. 1.88%, 10/15/2032	109	105

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	179	180

Tyson Foods, Inc. 3.55%, 6/2/2027	129	143

		807

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 0.63%, 3/9/2023	40	40

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	167

		207

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co.

4.67%, 6/6/2047	30	37

3.79%, 5/20/2050	98	110

Boston Scientific Corp.

4.00%, 3/1/2029	54	61

4.55%, 3/1/2039	55	68

DH Europe Finance II SARL 3.25%, 11/15/2039	46	49

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	177	194

		519

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	168	170

Banner Health 1.90%, 1/1/2031	100	98

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	67

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

CommonSpirit Health

1.55%, 10/1/2025	30	30

2.78%, 10/1/2030	65	68

3.91%, 10/1/2050	25	27

CVS Health Corp. 4.88%, 7/20/2035	70	85

HCA, Inc.

5.25%, 6/15/2026	378	439

3.50%, 7/15/2051	110	110

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	78

MidMichigan Health Series 2020, 3.41%, 6/1/2050	15	16

MultiCare Health System 2.80%, 8/15/2050	46	45

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	58

Quest Diagnostics, Inc. 2.80%, 6/30/2031	137	143

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	161

		1,595

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	86	90

Household Durables — 0.0% (f)

Lennar Corp.

4.50%, 4/30/2024	35	38

5.00%, 6/15/2027	194	225

		263

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	122	138

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	370	377

Exelon Generation Co. LLC 3.25%, 6/1/2025	345	372

Southern Power Co. 5.15%, 9/15/2041	115	140

		889

Industrial Conglomerates — 0.0% (f)

General Electric Co. 3.45%, 5/1/2027	175	193

Roper Technologies, Inc. 1.75%, 2/15/2031	167	160

		353

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	121	133

4.38%, 6/30/2050	95	115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Athene Global Funding

0.95%, 1/8/2024 (b)	270	271

2.75%, 6/25/2024 (b)	134	140

1.45%, 1/8/2026 (b)	205	205

Brown & Brown, Inc. 2.38%, 3/15/2031	168	168

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	136	138

F&G Global Funding 1.75%, 6/30/2026 (b)	70	70

MassMutual Global Funding II 1.55%, 10/9/2030 (b)	220	211

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	178	199

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	75	75

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	169	174

		1,899

IT Services — 0.0% (f)

Global Payments, Inc. 3.20%, 8/15/2029	53	57

International Business Machines Corp. 4.00%, 6/20/2042	87	102

		159

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	118	131

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	115	119

Media — 0.2%

Charter Communications Operating LLC

2.80%, 4/1/2031	304	311

3.50%, 6/1/2041	50	50

3.70%, 4/1/2051	174	172

Comcast Corp.

1.50%, 2/15/2031	400	379

3.25%, 11/1/2039	149	158

2.80%, 1/15/2051	104	100

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	90	86

2.95%, 10/1/2050 (b)	80	76

Discovery Communications LLC 3.63%, 5/15/2030	150	164

ViacomCBS, Inc.

4.00%, 1/15/2026	84	93

4.38%, 3/15/2043	97	112

5.85%, 9/1/2043	50	69

		1,770

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	21

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	200	215

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	158	158

Steel Dynamics, Inc. 1.65%, 10/15/2027	122	122

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	140	149

		644

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 4/3/2050	94	110

Kohl’s Corp. 3.38%, 5/1/2031	146	151

Nordstrom, Inc. 4.25%, 8/1/2031 (b)	142	148

		409

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	75

Consumers Energy Co. 3.25%, 8/15/2046	34	36

WEC Energy Group, Inc. 1.38%, 10/15/2027	84	83

		194

Oil, Gas & Consumable Fuels — 0.8%

Boardwalk Pipelines LP 4.45%, 7/15/2027	85	96

BP Capital Markets America, Inc.

3.63%, 4/6/2030	275	309

2.77%, 11/10/2050	77	71

Chevron Corp. 2.98%, 5/11/2040	175	183

Chevron USA, Inc. 3.25%, 10/15/2029	115	127

Cimarex Energy Co. 3.90%, 5/15/2027	65	72

ConocoPhillips 3.75%, 10/1/2027 (b)	90	101

Diamondback Energy, Inc.

0.90%, 3/24/2023	242	243

3.25%, 12/1/2026	158	169

Enable Midstream Partners LP

3.90%, 5/15/2024 (g)	360	383

4.40%, 3/15/2027	175	193

5.00%, 5/15/2044 (g)	210	229

Energy Transfer LP 3.90%, 7/15/2026	264	288

Enterprise Products Operating LLC 4.45%, 2/15/2043	137	162

Exxon Mobil Corp. 3.00%, 8/16/2039	265	272

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	75	76

4.32%, 12/30/2039 (b)	55	56

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	245	251

3.45%, 10/15/2027 (b)	130	137

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

HollyFrontier Corp.

2.63%, 10/1/2023	92	95

5.88%, 4/1/2026	49	57

MPLX LP

2.65%, 8/15/2030	160	161

4.50%, 4/15/2038	86	99

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	80	82

ONEOK, Inc. 2.20%, 9/15/2025	95	98

Phillips 66 Partners LP 3.55%, 10/1/2026	85	92

Pioneer Natural Resources Co. 1.90%, 8/15/2030	112	108

Plains All American Pipeline LP 4.65%, 10/15/2025	235	263

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	203

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	85	94

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (b)	155	161

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	178

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	178	205

		5,314

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	30

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	108	121

4.13%, 6/15/2039	90	109

2.35%, 11/13/2040	244	235

Merck & Co., Inc. 2.35%, 6/24/2040	133	128

Royalty Pharma plc

1.75%, 9/2/2027 (b)	33	32

3.30%, 9/2/2040 (b)	78	79

3.55%, 9/2/2050 (b)	45	45

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	600	605

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	80	88

Viatris, Inc.

3.85%, 6/22/2040 (b)	111	118

4.00%, 6/22/2050 (b)	63	67

		1,657

Professional Services — 0.0% (f)

IHS Markit Ltd. 4.25%, 5/1/2029	130	150

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	93	106

Kansas City Southern 4.70%, 5/1/2048	72	90

Norfolk Southern Corp. 3.05%, 5/15/2050	90	90

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	195	193

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	200	201

Union Pacific Corp. 3.55%, 8/15/2039	121	134

		814

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc.

1.95%, 2/15/2028 (b)	210	210

4.15%, 11/15/2030	528	593

Microchip Technology, Inc.

0.97%, 2/15/2024 (b)	110	110

0.98%, 9/1/2024 (b)	140	139

NXP BV (China)

2.50%, 5/11/2031 (b)	130	131

3.25%, 5/11/2041 (b)	135	139

Xilinx, Inc. 2.38%, 6/1/2030	80	81

		1,403

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	35	35

Oracle Corp.

2.30%, 3/25/2028	90	92

2.95%, 4/1/2030	222	234

3.80%, 11/15/2037	216	237

VMware, Inc. 4.70%, 5/15/2030	143	169

		767

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	122	134

Lowe’s Cos., Inc. 3.70%, 4/15/2046	178	196

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	178	200

Tractor Supply Co. 1.75%, 11/1/2030	169	161

		691

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 3.45%, 2/9/2045	219	245

Dell International LLC 6.20%, 7/15/2030	370	475

		720

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	750	753

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	145	140

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	168	167

3.73%, 9/25/2040	143	140

		447

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	175	188

2.88%, 1/15/2026	90	95

1.88%, 8/15/2026	245	245

		528

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	122	130

T-Mobile USA, Inc.

2.55%, 2/15/2031	381	385

3.00%, 2/15/2041	237	234

		749

Total Corporate Bonds (Cost $66,700)		66,256

Mortgage-Backed Securities — 5.8%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	229	248

Pool # QB4026, 2.50%, 10/1/2050	775	812

Pool # QB4045, 2.50%, 10/1/2050	511	529

Pool # QB4484, 2.50%, 10/1/2050	271	285

Pool # QB4542, 2.50%, 10/1/2050	266	279

Pool # RA4224, 3.00%, 11/1/2050	125	132

Pool # QB8503, 2.50%, 2/1/2051	372	386

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	767	868

Pool # FM3118, 3.00%, 5/1/2050	247	262

Pool # BQ2894, 3.00%, 9/1/2050	446	467

Pool # BQ3996, 2.50%, 10/1/2050	368	383

Pool # BQ5243, 3.50%, 10/1/2050	148	156

Pool # CA7398, 3.50%, 10/1/2050	502	539

Pool # CA8637, 4.00%, 1/1/2051	941	1,037

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	213	256

Pool # BL8639, 1.09%, 4/1/2028	238	234

Pool # AM5319, 4.34%, 1/1/2029	195	227

Pool # BL5457, 2.57%, 7/1/2029	270	290

Pool # BS0448, 1.27%, 12/1/2029	457	451

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	23

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BL9748, 1.60%, 12/1/2029	140	141

Pool # AN7593, 2.99%, 12/1/2029	130	143

Pool # AN8285, 3.11%, 3/1/2030	135	151

Pool # AM8544, 3.08%, 4/1/2030	61	68

Pool # BL9045, 1.58%, 7/1/2030	367	369

Pool # BL9251, 1.45%, 10/1/2030	360	358

Pool # BL9891, 1.37%, 12/1/2030	253	250

Pool # AN6149, 3.14%, 7/1/2032	405	456

Pool # BM3226, 3.44%, 10/1/2032 (h)	595	680

Pool # AN7923, 3.33%, 1/1/2033	250	282

Pool # AN9067, 3.51%, 5/1/2033	140	163

Pool # BL1012, 4.03%, 12/1/2033	130	158

Pool # BL0900, 4.08%, 2/1/2034	75	91

Pool # AN4430, 3.61%, 1/1/2037	230	260

Pool # BF0230, 5.50%, 1/1/2058 (i)	777	926

Pool # BF0497, 3.00%, 7/1/2060 (i)	364	386

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (i)	320	329

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (i)	1,860	1,920

TBA, 2.50%, 9/25/2051 (i)	6,840	7,046

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	438	475

Pool # BR3929, 3.50%, 10/20/2050	227	249

Pool # BW1726, 3.50%, 10/20/2050	374	407

Pool # BS8546, 2.50%, 12/20/2050	861	904

Pool # BR3928, 3.00%, 12/20/2050	406	443

Pool # BU7538, 3.00%, 12/20/2050	337	367

Pool # MA7136, 2.50%, 1/20/2051	9,144	9,489

Pool # 785294, 3.50%, 1/20/2051	844	927

Pool # CA8452, 3.00%, 2/20/2051	999	1,067

Pool # CB1543, 3.00%, 2/20/2051	682	724

Pool # CA3588, 3.50%, 2/20/2051	644	695

Pool # CB1536, 3.50%, 2/20/2051	761	828

Pool # CB1542, 3.00%, 3/20/2051	532	566

Pool # CB4433, 3.00%, 3/20/2051	895	935

Pool # CC0070, 3.00%, 3/20/2051	118	125

Pool # CC8726, 3.00%, 3/20/2051	149	161

Pool # CC8738, 3.00%, 3/20/2051	179	192

Pool # CC8723, 3.50%, 3/20/2051	871	946

Pool # CC0088, 4.00%, 3/20/2051	146	156

Pool # CC0092, 4.00%, 3/20/2051	168	181

Pool # CC8727, 3.00%, 4/20/2051	264	281

Pool # CC8739, 3.00%, 4/20/2051	618	662

Pool # CC8740, 3.00%, 4/20/2051	553	589

Pool # CC8751, 3.00%, 4/20/2051	125	133

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (h)	455	486

Total Mortgage-Backed Securities (Cost $44,340)		44,006

U.S. Treasury Obligations — 5.6%

U.S. Treasury Bonds

1.13%, 8/15/2040	2,070	1,781

1.88%, 2/15/2041	565	553

1.38%, 8/15/2050	2,278	1,920

1.63%, 11/15/2050	1,505	1,352

1.88%, 2/15/2051	340	324

2.38%, 5/15/2051	30	32

U.S. Treasury Notes

1.38%, 1/31/2022 (j)	2,795	2,816

0.13%, 9/15/2023	1,827	1,820

0.13%, 2/15/2024	2,215	2,201

1.75%, 7/31/2024	7,500	7,795

0.25%, 8/31/2025	6,454	6,324

0.38%, 11/30/2025	39	38

0.50%, 2/28/2026	1,360	1,339

0.50%, 8/31/2027	4,527	4,365

0.63%, 11/30/2027	420	407

1.13%, 2/29/2028	1,130	1,127

1.25%, 3/31/2028	815	818

1.25%, 4/30/2028	2,645	2,653

0.63%, 8/15/2030	758	706

0.88%, 11/15/2030	1,250	1,189

1.13%, 2/15/2031	1,245	1,209

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (k)	1,015	964

1.13%, 5/15/2027 (k)	1,035	967

Total U.S. Treasury Obligations (Cost $43,496)		42,700

Asset-Backed Securities — 3.6%

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	280	281

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	285	285

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (g)	465	464

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	285	290

Series 2016-3, Class AA, 3.00%, 10/15/2028	378	384

Series 2019-1, Class AA, 3.15%, 2/15/2032	189	195

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (b)	404	403

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	130	130

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	285	288

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	255	255

Series 2020-3, Class C, 1.06%, 8/18/2026	120	121

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	335	333

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	100	105

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	119	119

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (b)	68	70

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	104	106

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	368	371

Series 2021-1A, Class B, 2.92%, 4/15/2036 (b)	492	496

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	170	170

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	110	111

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	75	78

Series 2020-P1, Class C, 1.32%, 11/9/2026	200	199

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	225	227

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (b)	167	167

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	135	135

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	270	270

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	570	577

Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	260	270

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	560	560

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	475	476

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	139	139

Crossroads Asset Trust

Series 2021-A, Class A1, 0.37%, 12/20/2021 (b)	79	79

Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	115	115

Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (b)	195	195

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	205	208

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	93	94

Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	150	155

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (b)	227	226

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	160	160

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	190	191

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	175	175

Series 2021-1A, Class B, 0.50%, 2/18/2025	445	445

Series 2021-2A, Class C, 0.98%, 6/15/2026	305	306

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	139	139

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (b) (h)	330	330

First Investors Auto Owner Trust

Series 2017-2A, Class C, 3.00%, 8/15/2023 (b)	23	23

Series 2018-1A, Class C, 3.69%, 6/17/2024 (b)	28	28

Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	201	201

Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	165	165

Flagship Credit Auto Trust

Series 2018-1, Class D, 3.86%, 4/15/2024 (b)	100	103

Series 2021-1, Class A, 0.31%, 6/16/2025 (b)	289	290

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	25

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	793	794

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	205	204

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	210	211

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	127	127

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	213	213

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	330	331

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	231	233

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	130	130

GLS Auto Receivables Trust Series 2018-2A, Class B, 3.71%, 3/15/2023 (b)	10	10

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (h)	248	248

2.33%, 11/10/2032 ‡ (h)	165	165

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	437	442

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	365	374

Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	425	427

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	206	206

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	333	334

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	455	456

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	260	259

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	389	393

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	262	262

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	662	659

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	236	238

Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	368	368

OneMain Financial Issuance Trust

Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	120	128

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (b)	136	137

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	247	248

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	830	832

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	75	76

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	687	689

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	680	680

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	265	267

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (b) (g)	264	267

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	180	179

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	130	129

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	889	888

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	390	390

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	210	214

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	135	135

Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	220	219

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	170	171

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	91	91

Series 2019-2, Class B, 3.50%, 5/1/2028	175	173

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2016-2, Class A, 3.10%, 10/7/2028	90	90

Series 2018-1, Class A, 3.70%, 3/1/2030	230	234

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	129	130

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	377	379

Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	136	136

VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (g)	240	240

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	276	276

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (b) (g)	305	306

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (g)	418	418

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	100	101

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	140	142

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	625	625

Total Asset-Backed Securities (Cost $27,672)		27,777

Collateralized Mortgage Obligations — 1.6%

Bayview Financing Trust Series 2021-2F, Class M1, 1.57%, 12/31/2049 ‡ (b) (h)	223	223

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	542	544

CFMT LLC

Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (h)	150	150

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (h)	555	555

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	532	534

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	191	219

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	83	95

FNMA, REMIC Series 2019-7, Class CA, 3.50%, 11/25/2057	1,139	1,214

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	381	438

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA Series 2015-H11, Class FC, 0.66%, 5/20/2065 (h)	234	236

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (g)	216	216

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (h)	150	150

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (g)	762	762

PRPM LLC

Series 2020-5, Class A1, 3.10%, 11/25/2025 (b) (g)	239	240

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	418	419

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	563	599

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	619	656

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (g)	130	131

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	787	803

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (g)	255	255

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (g)	226	226

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (g)	909	908

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (g)	782	783

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (g)	504	505

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (g)	600	600

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (g)	701	702

Total Collateralized Mortgage Obligations (Cost $12,139)		12,163

Commercial Mortgage-Backed Securities — 0.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (b) (h)	315	313

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (b) (h)	230	229

BPR Trust Series 2021-KEN, Class A, 1.32%, 2/15/2029 (b) (h)	200	200

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	27

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	329	365

Series K-1510, Class A2, 3.72%, 1/25/2031	115	135

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	147	146

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (h)	647	89

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (h)	15	16

Series 2016-K56, Class B, 4.07%, 6/25/2049 (b) (h)	165	182

Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (h)	75	79

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (b) (h)	235	235

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	360	375

Total Commercial Mortgage-Backed Securities (Cost $2,372)		2,364

Foreign Government Securities — 0.1%

Republic of Chile (Chile) 2.55%, 1/27/2032	200	204

Republic of Colombia (Colombia) 4.00%, 2/26/2024	200	211

Republic of Panama (Panama) 3.16%, 1/23/2030	200	210

Republic of Peru (Peru) 2.78%, 12/1/2060	49	44

United Mexican States (Mexico) 2.66%, 5/24/2031	400	390

Total Foreign Government Securities (Cost $1,092)		1,059

	SHARES (000)
Short-Term Investments — 5.2%

Investment Companies — 5.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $39,755)	39,755	39,755

Total Investments — 100.7% (Cost $706,965)		768,514
Liabilities in Excess of Other Assets — (0.7)%		(5,105)

NET ASSETS — 100.0%		763,409

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO

Interest Only represents the right to receive the monthly

interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the

underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or

refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS

Separate Trading of Registered Interest and Principal of

Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(k)	The rate shown is the effective yield as of June 30, 2021.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	154	09/2021	EUR	7,415	(71)
FTSE 100 Index	58	09/2021	GBP	5,601	(48)
Russell 2000 E-Mini Index	10	09/2021	USD	1,153	— (a)
S&P 500 E-Mini Index	27	09/2021	USD	5,789	1
TOPIX Index	11	09/2021	JPY	1,923	(14)
U.S. Treasury 10 Year Note	159	09/2021	USD	21,055	52

					(80)

Short Contracts
Canada 10 Year Bond	(193)	09/2021	CAD	(22,651)	(262)
Long Gilt	(62)	09/2021	GBP	(10,986)	(98)

					(360)

					(440)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	29

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Investment Companies — 36.1%

Fixed Income — 26.8%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,472		27,986

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,475		27,937

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,110		18,902

JPMorgan High Yield Fund Class R6 Shares (a)	6,939		50,865

JPMorgan Income Fund Class R6 Shares (a)	3,975		38,004

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	10,008		108,783

JPMorgan Managed Income Fund Class L Shares (a)	—	(b)	1

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	12,214		120,312

Total Fixed Income			392,790

U.S. Equity — 9.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,068		135,154

Total Investment Companies (Cost $467,059)			527,944

Exchange-Traded Funds — 32.4%

Alternative Assets — 2.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	307		29,400

Fixed Income — 9.3%

JPMorgan High Yield Research Enhanced ETF (a)	1,163		60,856

JPMorgan U.S. Aggregate Bond ETF (a)	1,360		74,074

Total Fixed Income			134,930

International Equity — 12.8%

iShares Core MSCI Emerging Markets ETF	688		46,096

JPMorgan BetaBuilders International Equity ETF (a)	2,360		141,085

Total International Equity			187,181

U.S. Equity — 8.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	317		28,495

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	291		19,674

JPMorgan U.S. Value Factor ETF (a)	2,018		73,085

Total U.S. Equity			121,254

Total Exchange-Traded Funds (Cost $415,131)			472,765

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 9.2%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (c)	845	918

Boeing Co. (The)

1.95%, 2/1/2024	75	77

1.43%, 2/4/2024	70	70

2.50%, 3/1/2025	210	218

2.75%, 2/1/2026	70	73

2.20%, 2/4/2026	45	45

2.70%, 2/1/2027	1,403	1,451

3.45%, 11/1/2028	155	165

L3Harris Technologies, Inc. 1.80%, 1/15/2031	159	154

Leidos, Inc. 2.30%, 2/15/2031	63	61

Lockheed Martin Corp. 2.80%, 6/15/2050	237	238

Northrop Grumman Corp.

5.15%, 5/1/2040	191	251

3.85%, 4/15/2045	409	470

Raytheon Technologies Corp.

2.25%, 7/1/2030	322	328

3.75%, 11/1/2046	192	216

		4,735

Automobiles — 0.4%

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (c)	371	373

General Motors Co. 6.80%, 10/1/2027	640	806

Hyundai Capital America

1.15%, 11/10/2022 (c)	834	840

2.65%, 2/10/2025 (c)	530	554

1.30%, 1/8/2026 (c)	80	79

2.38%, 10/15/2027 (c)	680	695

1.80%, 1/10/2028 (c)	125	124

Kia Corp. (South Korea) 3.25%, 4/21/2026 (c)	235	252

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (c)	322	326

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (c)	253	270

4.35%, 9/17/2027 (c)	855	940

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (c)	310	308

		5,567

Banks — 1.8%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (c) (d)	200	199

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

AIB Group plc (Ireland) 4.75%, 10/12/2023 (c)	645	701

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (c)	880	992

Banco Santander SA (Spain)

1.85%, 3/25/2026	200	202

2.75%, 12/3/2030	600	595

Bank of America Corp.

4.00%, 1/22/2025	1,345	1,475

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	454	450

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	1,094	1,209

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	950	922

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (d)	257	276

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	338	339

3.65%, 3/16/2025	845	915

4.34%, 1/10/2028	235	263

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (c) (d)	845	839

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (c) (d)	230	225

Citigroup, Inc.

3.88%, 3/26/2025	1,165	1,278

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (d) (e) (f)	95	97

(SOFR + 0.77%), 1.12%, 1/28/2027 (d)	249	245

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	389	426

(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	20	20

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	328	378

Credit Agricole SA (France)

4.38%, 3/17/2025 (c)	880	967

(SOFR + 0.89%), 1.25%, 1/26/2027 (c) (d)	282	278

Discover Bank 3.45%, 7/27/2026	500	546

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	600	601

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (d)	200	222

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,495	1,500

ING Groep NV (Netherlands) (SOFR + 1.01%), 1.73%, 4/1/2027 (d)	225	227

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	200

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	724	817

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	200	197

National Australia Bank Ltd. (Australia) 2.65%, 1/14/2041 (c)	250	234

Natwest Group plc (United Kingdom)

3.88%, 9/12/2023	335	358

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (d)	210	210

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	315	360

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (d)	200	200

Societe Generale SA (France)

4.25%, 4/14/2025 (c)	700	759

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (c) (d)	260	258

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (c) (d)	200	200

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (c) (d)	415	420

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (c) (d)	1,020	1,029

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (c)	293	297

UniCredit SpA (Italy)

6.57%, 1/14/2022 (c)	350	361

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (d)	200	199

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (d) (e) (f)	170	176

4.30%, 7/22/2027	1,327	1,513

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	31

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	353	362

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	50	49

		24,586

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	620	690

3.75%, 7/15/2042	1,200	1,299

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	223	241

3.80%, 5/1/2050	217	245

		2,475

Biotechnology — 0.3%

AbbVie, Inc.

2.95%, 11/21/2026	235	253

3.20%, 11/21/2029	566	615

4.05%, 11/21/2039	870	1,009

4.25%, 11/21/2049	180	216

Amgen, Inc. 3.15%, 2/21/2040	394	411

Biogen, Inc.

2.25%, 5/1/2030	215	215

3.15%, 5/1/2050	176	173

Gilead Sciences, Inc.

1.65%, 10/1/2030	380	367

2.60%, 10/1/2040	227	219

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	379	359

		3,837

Building Products — 0.0% (g)

Masco Corp. 2.00%, 10/1/2030	380	371

Capital Markets — 0.7%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	456	475

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (d) (e) (f)	245	256

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (d) (e) (f)	135	138

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (c) (d)	250	245

4.28%, 1/9/2028 (c)	995	1,107

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	735	746

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	605	606

4.25%, 10/21/2025	1,147	1,281

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (d)	1,037	1,021

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	616	680

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	177	208

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	370	367

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (d)	245	245

5.00%, 11/24/2025	1,625	1,873

(SOFR + 0.72%), 0.98%, 12/10/2026 (d)	270	266

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	219	270

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	150	159

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c) (d)	450	441

		10,384

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	225

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (c)	513	509

3.47%, 12/1/2050 (c)	269	280

LYB International Finance III LLC

1.25%, 10/1/2025	113	113

3.38%, 5/1/2030	165	179

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	95	125

PPG Industries, Inc. 1.20%, 3/15/2026	100	100

		1,531

Commercial Services & Supplies — 0.0% (g)

Republic Services, Inc. 1.75%, 2/15/2032	310	295

Construction Materials — 0.0% (g)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	387	394

Consumer Finance — 0.4%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	300	315

6.50%, 7/15/2025	205	240

4.63%, 10/15/2027	810	907

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (c)	105	107

5.50%, 1/15/2023 (c)	379	403

5.50%, 1/15/2026 (c)	530	600

2.13%, 2/21/2026 (c)	115	115

4.25%, 4/15/2026 (c)	20	22

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (d) (e) (f)	180	184

3.80%, 1/31/2028	402	453

General Motors Financial Co., Inc.

1.25%, 1/8/2026	328	326

4.35%, 1/17/2027	79	89

2.70%, 6/10/2031	95	95

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (c)	490	513

4.50%, 3/15/2023 (c)	505	531

5.50%, 2/15/2024 (c)	345	379

		5,279

Containers & Packaging — 0.0% (g)

Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	198	197

Diversified Financial Services — 0.2%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	895	1,073

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (c)	946	1,028

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (c)	345	349

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	393	408

3.13%, 11/7/2049	205	212

		3,070

Diversified Telecommunication Services — 0.3%

AT&T, Inc.

2.30%, 6/1/2027	522	540

2.75%, 6/1/2031	690	717

3.50%, 6/1/2041	518	538

3.55%, 9/15/2055 (c)	210	211

Verizon Communications, Inc.

2.10%, 3/22/2028	210	214

3.15%, 3/22/2030	496	536

2.65%, 11/20/2040	185	178

3.85%, 11/1/2042	634	720

		3,654

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	125	153

Duke Energy Corp. 3.40%, 6/15/2029	361	395

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	102

Edison International 5.75%, 6/15/2027	265	302

Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	234

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (c)	845	928

Entergy Arkansas LLC 2.65%, 6/15/2051	72	68

Entergy Louisiana LLC

4.00%, 3/15/2033	150	176

2.90%, 3/15/2051	60	59

Evergy, Inc. 2.90%, 9/15/2029	394	418

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	179	210

Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	269

ITC Holdings Corp. 2.95%, 5/14/2030 (c)	126	133

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	182	201

Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	98	109

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	253	235

NRG Energy, Inc.

2.00%, 12/2/2025 (c)	90	91

2.45%, 12/2/2027 (c)	305	307

OGE Energy Corp. 0.70%, 5/26/2023	105	105

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	125	125

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (d)	426	426

1.37%, 3/10/2023	425	425

3.45%, 7/1/2025	120	126

2.95%, 3/1/2026	75	77

3.75%, 8/15/2042 (h)	71	65

4.30%, 3/15/2045	65	62

PacifiCorp 4.15%, 2/15/2050	113	137

PPL Capital Funding, Inc. 4.00%, 9/15/2047	195	230

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	176	175

Series C, 4.13%, 3/1/2048	121	129

		6,472

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	33

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electrical Equipment — 0.0% (g)

Eaton Corp. 4.15%, 11/2/2042	272	324

Energy Equipment & Services — 0.0% (g)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	263	287

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (c)	264	293

		580

Entertainment — 0.0% (g)

Walt Disney Co. (The)

2.65%, 1/13/2031	338	355

3.50%, 5/13/2040	327	364

		719

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	401	441

American Tower Corp.

1.50%, 1/31/2028	155	151

1.88%, 10/15/2030	928	894

3.10%, 6/15/2050	117	114

2.95%, 1/15/2051	76	73

Brixmor Operating Partnership LP 2.25%, 4/1/2028	140	140

Corporate Office Properties LP 2.75%, 4/15/2031	225	227

Crown Castle International Corp. 3.10%, 11/15/2029	394	418

CubeSmart LP 2.00%, 2/15/2031	441	429

Digital Realty Trust LP 3.70%, 8/15/2027	344	385

Equinix, Inc. 2.90%, 11/18/2026	284	304

Federal Realty Investment Trust 1.25%, 2/15/2026	191	190

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	379	366

Healthpeak Properties, Inc. 2.88%, 1/15/2031	394	412

Mid-America Apartments LP 3.60%, 6/1/2027	350	390

Realty Income Corp. 1.80%, 3/15/2033	220	209

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	510	556

UDR, Inc.

2.10%, 8/1/2032	380	365

1.90%, 3/15/2033	50	47

WP Carey, Inc.

4.25%, 10/1/2026	115	129

2.40%, 2/1/2031	148	147

2.25%, 4/1/2033	10	10

		6,397

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (c)	515	515

0.95%, 2/10/2026 (c)	120	118

1.30%, 2/10/2028 (c)	96	93

2.50%, 2/10/2041 (c)	99	92

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (c)	394	410

3.44%, 5/13/2041 (c)	200	206

3.63%, 5/13/2051 (c)	225	235

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (c)	101	113

Kroger Co. (The) 3.95%, 1/15/2050	213	242

Sysco Corp. 2.40%, 2/15/2030	546	554

		2,578

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	285	288

Conagra Brands, Inc. 1.38%, 11/1/2027	357	348

Mondelez International, Inc. 1.88%, 10/15/2032	244	236

Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	403	407

Tyson Foods, Inc. 3.55%, 6/2/2027	269	298

		1,577

Gas Utilities — 0.0% (g)

Atmos Energy Corp. 0.63%, 3/9/2023	75	75

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	169

		244

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co.

4.67%, 6/6/2047	63	78

3.79%, 5/20/2050	207	232

Boston Scientific Corp.

4.00%, 3/1/2029	132	150

4.55%, 3/1/2039	127	155

DH Europe Finance II SARL 3.25%, 11/15/2039	103	110

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	401	439

		1,164

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	387	390

Banner Health 1.90%, 1/1/2031	246	242

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	155

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	181

CommonSpirit Health

1.55%, 10/1/2025	65	66

2.78%, 10/1/2030	150	156

3.91%, 10/1/2050	65	71

CVS Health Corp. 4.88%, 7/20/2035	170	207

HCA, Inc.

5.25%, 6/15/2026	858	993

3.50%, 7/15/2051	175	175

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	145

MidMichigan Health Series 2020, 3.41%, 6/1/2050	40	43

MultiCare Health System 2.80%, 8/15/2050	113	111

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	142

Quest Diagnostics, Inc. 2.80%, 6/30/2031	286	299

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	303

		3,679

Hotels, Restaurants & Leisure — 0.0% (g)

Starbucks Corp. 3.35%, 3/12/2050	205	214

Household Durables — 0.0% (g)

Lennar Corp.

4.50%, 4/30/2024	65	71

5.00%, 6/15/2027	441	512

		583

Household Products — 0.0% (g)

Kimberly-Clark Corp. 3.70%, 6/1/2043	270	306

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (c)	650	662

Exelon Generation Co. LLC 3.25%, 6/1/2025	788	850

Southern Power Co. 5.15%, 9/15/2041	205	250

		1,762

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	394	433

Roper Technologies, Inc. 1.75%, 2/15/2031	380	365

		798

Insurance — 0.3%

American International Group, Inc.

3.40%, 6/30/2030	264	289

4.38%, 6/30/2050	194	236

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

Athene Global Funding

0.95%, 1/8/2024 (c)	530	530

2.75%, 6/25/2024 (c)	282	296

1.45%, 1/8/2026 (c)	400	400

Brown & Brown, Inc. 2.38%, 3/15/2031	386	386

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	285	288

F&G Global Funding 1.75%, 6/30/2026 (c)	140	141

MassMutual Global Funding II 1.55%, 10/9/2030 (c)	220	211

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	408	456

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	150	150

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	393	405

		3,788

IT Services — 0.0% (g)

Global Payments, Inc. 3.20%, 8/15/2029	120	128

International Business Machines Corp. 4.00%, 6/20/2042	162	191

		319

Leisure Products — 0.0% (g)

Hasbro, Inc. 3.90%, 11/19/2029	232	258

Machinery — 0.0% (g)

Otis Worldwide Corp. 3.11%, 2/15/2040	263	272

Media — 0.3%

Charter Communications Operating LLC

2.80%, 4/1/2031	686	701

3.70%, 4/1/2051	403	399

Comcast Corp.

1.50%, 2/15/2031	800	758

3.25%, 11/1/2039	332	353

2.80%, 1/15/2051	172	165

Cox Communications, Inc.

1.80%, 10/1/2030 (c)	220	210

2.95%, 10/1/2050 (c)	185	175

Discovery Communications LLC 3.63%, 5/15/2030	342	373

ViacomCBS, Inc.

4.00%, 1/15/2026	203	226

4.38%, 3/15/2043	210	243

5.85%, 9/1/2043	65	89

		3,692

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	35

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (c)	235	254

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	315	314

Steel Dynamics, Inc. 1.65%, 10/15/2027	244	243

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	265	282

		1,093

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 4/3/2050	193	226

Kohl’s Corp. 3.38%, 5/1/2031	291	301

Nordstrom, Inc. 4.25%, 8/1/2031 (c)	217	226

		753

Multi-Utilities — 0.0% (g)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	178

Consumers Energy Co. 3.25%, 8/15/2046	97	104

WEC Energy Group, Inc. 1.38%, 10/15/2027	199	194

		476

Oil, Gas & Consumable Fuels — 0.8%

Boardwalk Pipelines LP 4.45%, 7/15/2027	165	186

BP Capital Markets America, Inc.

3.63%, 4/6/2030	614	688

2.77%, 11/10/2050	187	173

Chevron Corp. 2.98%, 5/11/2040	394	413

Chevron USA, Inc. 3.25%, 10/15/2029	220	244

Cimarex Energy Co. 3.90%, 5/15/2027	125	138

ConocoPhillips 3.75%, 10/1/2027 (c)	189	212

Diamondback Energy, Inc. 3.25%, 12/1/2026	315	338

Enable Midstream Partners LP

3.90%, 5/15/2024 (h)	720	766

4.40%, 3/15/2027	345	380

5.00%, 5/15/2044 (h)	420	458

Energy Transfer LP 3.90%, 7/15/2026	592	646

Enterprise Products Operating LLC 4.45%, 2/15/2043	287	339

Exxon Mobil Corp. 3.00%, 8/16/2039	593	608

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (c)	140	141

4.32%, 12/30/2039 (c)	100	102

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (c)	200	198

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (c)	455	468

3.45%, 10/15/2027 (c)	259	272

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

HollyFrontier Corp.

2.63%, 10/1/2023	182	188

5.88%, 4/1/2026	97	112

Lundin Energy Finance BV (Netherlands) 3.10%, 7/15/2031 (c)	200	202

MPLX LP

2.65%, 8/15/2030	368	372

4.50%, 4/15/2038	205	235

NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	155	160

ONEOK, Inc. 2.20%, 9/15/2025	235	242

Phillips 66 Partners LP 3.55%, 10/1/2026	194	211

Pioneer Natural Resources Co. 1.90%, 8/15/2030	249	240

Plains All American Pipeline LP 4.65%, 10/15/2025	511	572

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	459

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	194	215

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (c)	358	371

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	394	401

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	402	462

		11,212

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	67

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	270	303

4.13%, 6/15/2039	225	272

2.35%, 11/13/2040	426	410

Merck & Co., Inc. 2.35%, 6/24/2040	282	272

Royalty Pharma plc

1.75%, 9/2/2027 (c)	69	68

3.30%, 9/2/2040 (c)	171	172

3.55%, 9/2/2050 (c)	114	113

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	990	1,000

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	200	220

Viatris, Inc.

3.85%, 6/22/2040 (c)	229	244

4.00%, 6/22/2050 (c)	155	164

		3,305

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Professional Services — 0.0% (g)

IHS Markit Ltd. 4.25%, 5/1/2029	233	270

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	191	218

Kansas City Southern 4.70%, 5/1/2048	143	178

Norfolk Southern Corp. 3.05%, 5/15/2050	187	187

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (c)	451	447

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	400	401

Union Pacific Corp. 3.55%, 8/15/2039	270	300

		1,731

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc.

1.95%, 2/15/2028 (c)	418	418

4.15%, 11/15/2030	1,161	1,301

Microchip Technology, Inc.

0.97%, 2/15/2024 (c)	205	205

0.98%, 9/1/2024 (c)	280	279

NXP BV (China)

2.50%, 5/11/2031 (c)	260	263

3.25%, 5/11/2041 (c)	265	272

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (c)	280	263

Xilinx, Inc. 2.38%, 6/1/2030	165	168

		3,169

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	65	64

Oracle Corp.

2.30%, 3/25/2028	90	92

2.95%, 4/1/2030	498	525

3.80%, 11/15/2037	479	525

VMware, Inc. 4.70%, 5/15/2030	320	379

		1,585

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	237	259

Lowe’s Cos., Inc.

1.70%, 10/15/2030	160	153

3.70%, 4/15/2046	402	442

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	408	461

Tractor Supply Co. 1.75%, 11/1/2030	390	372

		1,687

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 3.45%, 2/9/2045	489	546

Dell International LLC 6.20%, 7/15/2030	762	980

		1,526

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	1,045	1,050

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	285	276

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	386	383

3.73%, 9/25/2040	315	308

		967

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	345	371

2.88%, 1/15/2026	180	189

1.88%, 8/15/2026	495	495

		1,055

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	210

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	270	287

T-Mobile USA, Inc.

2.55%, 2/15/2031	876	887

3.00%, 2/15/2041	543	536

		1,920

Total Corporate Bonds (Cost $134,757)		133,900

Mortgage-Backed Securities — 6.0%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	459	495

Pool # QB4026, 2.50%, 10/1/2050	1,906	1,997

Pool # QB4045, 2.50%, 10/1/2050	1,256	1,301

Pool # QB4484, 2.50%, 10/1/2050	676	710

Pool # QB4542, 2.50%, 10/1/2050	656	688

Pool # RA4224, 3.00%, 11/1/2050	255	270

Pool # QB8503, 2.50%, 2/1/2051	705	730

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	1,889	2,137

Pool # FM3118, 3.00%, 5/1/2050	493	524

Pool # BQ2894, 3.00%, 9/1/2050	1,105	1,158

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	37

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BQ3996, 2.50%, 10/1/2050	908	944

Pool # BQ5243, 3.50%, 10/1/2050	369	391

Pool # CA7398, 3.50%, 10/1/2050	1,237	1,328

Pool # CA8637, 4.00%, 1/1/2051	1,881	2,072

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	427	511

Pool # BL8639, 1.09%, 4/1/2028	590	581

Pool # AM5319, 4.34%, 1/1/2029	390	453

Pool # BL5457, 2.57%, 7/1/2029	670	720

Pool # BS0448, 1.27%, 12/1/2029	884	872

Pool # BL9748, 1.60%, 12/1/2029	344	347

Pool # AN7593, 2.99%, 12/1/2029	260	285

Pool # AN8285, 3.11%, 3/1/2030	265	296

Pool # AM8544, 3.08%, 4/1/2030	118	131

Pool # BL9045, 1.58%, 7/1/2030	912	919

Pool # BL9251, 1.45%, 10/1/2030	680	676

Pool # BL9891, 1.37%, 12/1/2030	497	491

Pool # AN6149, 3.14%, 7/1/2032	810	912

Pool # BM3226, 3.44%, 10/1/2032 (i)	1,121	1,281

Pool # AN7923, 3.33%, 1/1/2033	505	570

Pool # AN9067, 3.51%, 5/1/2033	275	320

Pool # BL1012, 4.03%, 12/1/2033	265	322

Pool # BL0900, 4.08%, 2/1/2034	155	189

Pool # AN4430, 3.61%, 1/1/2037	561	636

Pool # BF0230, 5.50%, 1/1/2058 (j)	1,555	1,852

Pool # BF0497, 3.00%, 7/1/2060 (j)	723	767

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (j)	915	941

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (j)	3,440	3,551

TBA, 2.50%, 9/25/2051 (j)	13,930	14,350

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,077	1,170

Pool # BR3929, 3.50%, 10/20/2050	453	497

Pool # BW1726, 3.50%, 10/20/2050	706	768

Pool # BS8546, 2.50%, 12/20/2050	1,722	1,808

Pool # BR3928, 3.00%, 12/20/2050	797	870

Pool # BU7538, 3.00%, 12/20/2050	659	718

Pool # MA7136, 2.50%, 1/20/2051	14,839	15,397

Pool # 785294, 3.50%, 1/20/2051	1,683	1,849

Pool # CA8452, 3.00%, 2/20/2051	2,002	2,140

Pool # CB1543, 3.00%, 2/20/2051	1,368	1,454

Pool # CA3588, 3.50%, 2/20/2051	1,293	1,396

Pool # CB1536, 3.50%, 2/20/2051	1,523	1,655

Pool # CB1542, 3.00%, 3/20/2051	1,065	1,132

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB4433, 3.00%, 3/20/2051	1,786	1,865

Pool # CC0070, 3.00%, 3/20/2051	231	246

Pool # CC8726, 3.00%, 3/20/2051	294	317

Pool # CC8738, 3.00%, 3/20/2051	359	384

Pool # CC8723, 3.50%, 3/20/2051	1,737	1,887

Pool # CC0088, 4.00%, 3/20/2051	291	313

Pool # CC0092, 4.00%, 3/20/2051	336	362

Pool # CC8727, 3.00%, 4/20/2051	528	561

Pool # CC8739, 3.00%, 4/20/2051	1,231	1,318

Pool # CC8740, 3.00%, 4/20/2051	1,106	1,179

Pool # CC8751, 3.00%, 4/20/2051	244	260

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (i)	854	912

Total Mortgage-Backed Securities (Cost $87,822)		87,176

U.S. Treasury Obligations — 5.6%

U.S. Treasury Bonds

1.13%, 8/15/2040	3,259	2,804

1.88%, 2/15/2041	935	915

1.38%, 8/15/2050	5,757	4,853

1.63%, 11/15/2050	1,919	1,724

1.88%, 2/15/2051	740	706

2.38%, 5/15/2051	60	64

U.S. Treasury Notes

1.38%, 1/31/2022 (k)	4,926	4,964

0.13%, 9/30/2022	4,938	4,937

0.13%, 9/15/2023	8,274	8,244

0.13%, 2/15/2024	2,610	2,593

1.75%, 7/31/2024	10,435	10,845

0.25%, 8/31/2025	10,325	10,118

0.38%, 11/30/2025	1,492	1,465

0.50%, 2/28/2026	3,915	3,856

0.50%, 8/31/2027	8,504	8,200

1.13%, 2/29/2028	2,260	2,253

1.25%, 3/31/2028	1,635	1,641

1.25%, 4/30/2028	4,015	4,028

0.63%, 8/15/2030	1,301	1,212

0.88%, 11/15/2030	955	908

1.13%, 2/15/2031	2,075	2,014

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (l)	2,030	1,927

1.13%, 5/15/2027 (l)	2,065	1,930

Total U.S. Treasury Obligations (Cost $83,541)		82,201

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 3.8%

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (c)	560	562

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (c)	530	531

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (c) (h)	921	918

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	569	580

Series 2016-3, Class AA, 3.00%, 10/15/2028	755	767

Series 2019-1, Class AA, 3.15%, 2/15/2032	378	390

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (c)	811	810

Series 2021-1, Class B, 0.61%, 3/13/2025 (c)	265	265

Series 2020-4, Class C, 1.31%, 12/14/2026 (c)	705	712

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	625	627

Series 2020-3, Class C, 1.06%, 8/18/2026	295	297

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (c)	645	641

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (c)	250	263

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (c)	238	239

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (c)	248	253

Series 2021-1A, Class A, 2.16%, 4/15/2036 (c)	731	737

Series 2021-1A, Class B, 2.92%, 4/15/2036 (c)	990	997

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (c)	417	417

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	270	273

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	374

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (c)	440	443

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (c)	170	171

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (c)	304	304

Series 2021-A, Class B, 0.61%, 2/18/2025 (c)	230	230

Series 2021-B, Class C, 1.23%, 3/15/2027 (c)	540	540

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (c)	1,405	1,420

Series 2020-2A, Class C, 2.73%, 11/15/2029 (c)	645	669

Series 2021-2A, Class A, 0.96%, 2/15/2030 (c)	935	936

Series 2021-3A, Class A, 1.00%, 5/15/2030 (c)	940	942

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (c)	346	346

Crossroads Asset Trust

Series 2021-A, Class A1, 0.37%, 12/20/2021 (c)	148	148

Series 2021-A, Class A2, 0.82%, 3/20/2024 (c)	210	210

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	405	410

Delta Air Lines Pass-Through Trust Series 2015-1, Class B, 4.25%, 7/30/2023	174	177

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	252	253

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (c)	453	454

Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	315	315

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	330	330

Series 2021-1A, Class B, 0.50%, 2/18/2025	875	876

Series 2021-2A, Class C, 0.98%, 6/15/2026	610	611

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	274	274

First Investors Auto Owner Trust

Series 2021-1A, Class A, 0.45%, 3/16/2026 (c)	398	399

Series 2021-1A, Class B, 0.89%, 3/15/2027 (c)	330	330

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	39

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (c)	583	583

Series 2021-2, Class A, 0.37%, 12/15/2026 (c)	1,582	1,581

Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	410	408

Series 2020-4, Class C, 1.28%, 2/16/2027 (c)	525	528

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (c)	258	258

Series 2021-2, Class A, 0.68%, 6/19/2028 (c)	421	422

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (c)	655	655

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (c)	572	576

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (c)	250	251

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (i)	496	496

2.33%, 11/10/2032 ‡ (i)	330	330

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (c)	1,079	1,091

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (c)	900	923

Series 2021-AA, Class A, 1.86%, 3/20/2036 (c)	850	854

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (c)	411	412

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (c)	666	667

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (c)	910	913

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (c)	525	524

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	753	760

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	493	491

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	1,318	1,316

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (c)	579	584

Series 2021-1A, Class A, 0.93%, 3/22/2027 (c)	732	732

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (c)	230	246

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (c)	332	334

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (c)	1,660	1,664

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (c)	183	186

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	1,344	1,347

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	1,360	1,360

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (c)	660	666

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (c) (h)	654	660

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (c)	440	438

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (c)	310	308

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (c)	1,775	1,772

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (c)	770	769

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (c)	515	524

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (c)	270	270

Series 2021-AA, Class B, 0.71%, 8/17/2026 (c)	445	443

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	420	422

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	179	178

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2019-2, Class B, 3.50%, 5/1/2028	421	417

Series 2016-2, Class A, 3.10%, 10/7/2028	179	181

Series 2018-1, Class A, 3.70%, 3/1/2030	459	467

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (c)	262	265

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (c)	927	933

Series 2021-1, Class A, 0.87%, 3/20/2031 (c)	264	264

VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (c) (h)	475	476

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	547	547

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (c) (h)	756	759

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (c) (h)	836	836

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (c)	245	247

Series 2020-3A, Class D, 1.65%, 2/17/2026 (c)	340	344

Series 2021-1A, Class C, 0.95%, 3/16/2026 (c)	1,245	1,245

Total Asset-Backed Securities (Cost $55,137)		55,364

Collateralized Mortgage Obligations — 1.8%

Bayview Financing Trust Series 2021-2F, Class M1, 1.57%, 12/31/2049 ‡ (c) (i)	446	446

Bayview Opportunity Master Fund Trust Series 2014-1SBC, 1.56%, 1/10/2031 ‡ (i)	288	288

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	1,084	1,089

CFMT LLC

Series 2020-HB4, Class A, 0.95%, 12/26/2030 (c) (i)	290	290

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (c) (i)	1,105	1,105

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (i)	1,059	1,063

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	383	438

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	166	189

FNMA, REMIC Series 2019-7, Class CA, 3.50%, 11/25/2057	2,278	2,429

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	762	876

GNMA Series 2015-H11, Class FC, 0.66%, 5/20/2065 (i)	579	582

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (h)	427	428

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (c) (i)	260	260

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (h)	1,522	1,522

PRPM LLC

Series 2020-5, Class A1, 3.10%, 11/25/2025 (c) (h)	585	589

Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (i)	760	762

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,126	1,198

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,326	1,407

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,466	1,550

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (c) (h)	250	251

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (i)	1,569	1,601

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (h)	492	492

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (h)	451	451

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (h)	1,809	1,807

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (h)	1,557	1,558

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (h)	751	753

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (h)	1,200	1,201

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (h)	1,398	1,399

Total Collateralized Mortgage Obligations (Cost $25,978)		26,024

Commercial Mortgage-Backed Securities — 0.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (c) (i)	620	617

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (c) (i)	455	453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	41

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

BPR Trust Series 2021-KEN, Class A, 1.32%, 2/15/2029 (c) (i)	335	335

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	654	725

Series K-1510, Class A2, 3.72%, 1/25/2031	235	276

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	304	301

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (i)	1,369	188

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.77%, 8/25/2048 (c) (i)	35	37

Series 2016-K56, Class B, 4.07%, 6/25/2049 (c) (i)	330	364

Series 2016-K722, Class B, 3.99%, 7/25/2049 (c) (i)	180	189

Series 2017-K728, Class C, 3.76%, 11/25/2050 (c) (i)	185	195

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (c) (i)	470	470

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	725	755

Total Commercial Mortgage-Backed Securities (Cost $4,919)		4,905

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia) 4.00%, 2/26/2024	250	265

Republic of Panama (Panama) 3.16%, 1/23/2030	250	262

Republic of Peru (Peru) 2.78%, 12/1/2060	125	111

United Mexican States (Mexico) 2.66%, 5/24/2031	848	828

Total Foreign Government Securities (Cost $1,513)		1,466

	SHARES (000)
Short-Term Investments — 4.7%

Investment Companies — 4.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (m) (Cost $68,887)	68,887	68,887

Total Investments — 100.0% (Cost $1,344,744)		1,460,632
Liabilities in Excess of Other Assets — 0.0% (g)		(73)

NET ASSETS — 100.0%		1,460,559

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(e)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(f)	Security is an interest bearing note with preferred security characteristics.
(g)	Amount rounds to less than 0.1% of net assets.
(h)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(k)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

(l)	The rate shown is the effective yield as of June 30, 2021.
(m)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	297	09/2021	EUR	14,300	(137)
FTSE 100 Index	112	09/2021	GBP	10,815	(93)
Russell 2000 E-Mini Index	30	09/2021	USD	3,459	— (a)
S&P 500 E-Mini Index	51	09/2021	USD	10,936	2
TOPIX Index	21	09/2021	JPY	3,671	(26)
U.S. Treasury 10 Year Note	317	09/2021	USD	41,978	79

					(175)

Short Contracts
Canada 10 Year Bond	(376)	09/2021	CAD	(44,129)	(513)
Long Gilt	(122)	09/2021	GBP	(21,618)	(192)

					(705)

					(880)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	43

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 38.4%

Fixed Income — 19.3%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,633	37,342

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,650	37,384

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,399	21,495

JPMorgan High Yield Fund Class R6 Shares (a)	7,927	58,107

JPMorgan Income Fund Class R6 Shares (a)	4,728	45,195

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,401	69,580

JPMorgan Managed Income Fund Class L Shares (a)	82	822

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	17,790	175,229

Total Fixed Income		445,154

International Equity — 4.8%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,858	109,508

U.S. Equity — 14.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,037	329,195

Total Investment Companies (Cost $726,739)		883,857

Exchange-Traded Funds — 36.0%

Alternative Assets — 2.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	704	67,494

Fixed Income — 8.9%

JPMorgan High Yield Research Enhanced ETF (a)	1,395	72,973

JPMorgan U.S. Aggregate Bond ETF (a)	2,388	130,046

Total Fixed Income		203,019

International Equity — 14.4%

JPMorgan BetaBuilders International Equity ETF (a)	5,538	330,989

U.S. Equity — 9.8%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	754	67,810

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	657	44,460

JPMorgan U.S. Value Factor ETF (a)	3,107	112,506

Total U.S. Equity		224,776

Total Exchange-Traded Funds (Cost $730,095)		826,278

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 7.5%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	1,020	1,108

Boeing Co. (The)

1.95%, 2/1/2024	100	102

1.43%, 2/4/2024	135	135

2.50%, 3/1/2025	276	286

2.75%, 2/1/2026	95	99

2.20%, 2/4/2026	85	86

2.70%, 2/1/2027	1,722	1,780

3.45%, 11/1/2028	200	213

L3Harris Technologies, Inc. 1.80%, 1/15/2031	210	204

Leidos, Inc. 2.30%, 2/15/2031	83	81

Lockheed Martin Corp. 2.80%, 6/15/2050	300	301

Northrop Grumman Corp.

5.15%, 5/1/2040	242	318

3.85%, 4/15/2045	521	599

Raytheon Technologies Corp.

2.25%, 7/1/2030	422	429

3.75%, 11/1/2046	241	272

		6,013

Automobiles — 0.3%

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (b)	479	481

General Motors Co. 6.80%, 10/1/2027	810	1,020

Hyundai Capital America

1.15%, 11/10/2022 (b)	1,074	1,080

2.65%, 2/10/2025 (b)	700	732

1.30%, 1/8/2026 (b)	100	99

2.38%, 10/15/2027 (b)	835	854

1.80%, 1/10/2028 (b)	155	154

Kia Corp. (South Korea) 3.25%, 4/21/2026 (b)	250	268

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (b)	404	409

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (b)	318	340

4.35%, 9/17/2027 (b)	970	1,066

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (b)	405	403

		6,906

Banks — 1.4%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (c)	300	298

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	770	836

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	1,070	1,206

Banco Santander SA (Spain)

1.85%, 3/25/2026	400	404

2.75%, 12/3/2030	600	595

Bank of America Corp.

4.00%, 1/22/2025	1,674	1,838

(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	592	586

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,407	1,556

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,243	1,206

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	328	352

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	424	426

3.65%, 3/16/2025	970	1,050

4.34%, 1/10/2028	300	335

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	970	964

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	290	283

Citigroup, Inc.

3.88%, 3/26/2025	1,510	1,656

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	120	123

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	550	542

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	502	550

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	418	482

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	1,070	1,177

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	357	351

Discover Bank 3.45%, 7/27/2026	500	546

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	1,000	1,002

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (c)	200	222

(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,885	1,891

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

ING Groep NV (Netherlands) (SOFR + 1.01%), 1.73%, 4/1/2027 (c)	225	227

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	220	220

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	934	1,053

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	230	227

National Australia Bank Ltd. (Australia) 2.65%, 1/14/2041 (b)	290	271

Natwest Group plc (United Kingdom)

3.88%, 9/12/2023	470	502

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	287	287

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	410	469

NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (b)	200	199

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	230	230

Societe Generale SA (France)

4.25%, 4/14/2025 (b)	850	924

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	320	317

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	270	269

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	625	632

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,260	1,271

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	198

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	395	400

UniCredit SpA (Italy)

6.57%, 1/14/2022 (b)	350	361

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	45

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200	199

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (c)	200	221

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	215	223

4.30%, 7/22/2027	1,701	1,939

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	456	468

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	70	69

		31,653

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	806	897

3.75%, 7/15/2042	1,530	1,657

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	287	310

3.80%, 5/1/2050	276	311

		3,175

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	300	322

3.20%, 11/21/2029	720	782

4.05%, 11/21/2039	1,065	1,236

4.25%, 11/21/2049	240	288

Amgen, Inc. 3.15%, 2/21/2040	496	517

Biogen, Inc.

2.25%, 5/1/2030	272	273

3.15%, 5/1/2050	232	228

Gilead Sciences, Inc.

1.65%, 10/1/2030	481	465

2.60%, 10/1/2040	288	277

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481	456

		4,844

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	482	470

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	523	545

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	330	344

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	170	174

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	245

4.28%, 1/9/2028 (b)	1,120	1,246

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (c)	905	918

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	792	793

4.25%, 10/21/2025	1,486	1,661

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,295	1,275

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	783	865

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	219	257

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	470	466

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	305	305

5.00%, 11/24/2025	2,097	2,417

(SOFR + 0.72%), 0.98%, 12/10/2026 (c)	340	335

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	270	333

(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	245	260

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	580	568

		13,007

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	288

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (b)	658	654

3.47%, 12/1/2050 (b)	351	365

LYB International Finance III LLC

1.25%, 10/1/2025	144	144

3.38%, 5/1/2030	205	222

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	159

PPG Industries, Inc. 1.20%, 3/15/2026	130	130

		1,962

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 1.75%, 2/15/2032	385	366

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	489	497

Consumer Finance — 0.3%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	500	525

6.50%, 7/15/2025	275	323

4.63%, 10/15/2027	1,005	1,125

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	135	138

5.50%, 1/15/2023 (b)	525	558

5.50%, 1/15/2026 (b)	665	754

2.13%, 2/21/2026 (b)	150	149

4.25%, 4/15/2026 (b)	25	27

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	245	250

3.80%, 1/31/2028	503	567

General Motors Financial Co., Inc.

1.25%, 1/8/2026	415	412

4.35%, 1/17/2027	100	112

2.70%, 6/10/2031	150	151

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (b)	640	670

4.50%, 3/15/2023 (b)	595	625

5.50%, 2/15/2024 (b)	220	242

		6,628

Containers & Packaging — 0.0% (f)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	259	258

Diversified Financial Services — 0.2%

Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	145	147

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,070	1,282

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (b)	1,228	1,336

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	465	470

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	489	507

3.13%, 11/7/2049	251	260

		4,002

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	668	691

2.75%, 6/1/2031	886	920

3.50%, 6/1/2041	664	690

3.55%, 9/15/2055 (b)	270	271

Verizon Communications, Inc.

2.10%, 3/22/2028	320	327

3.15%, 3/22/2030	641	692

2.65%, 11/20/2040	236	227

3.85%, 11/1/2042	822	933

		4,751

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	156	191

Duke Energy Corp. 3.40%, 6/15/2029	464	508

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	130

Edison International 5.75%, 6/15/2027	335	381

Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	300

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	985	1,082

Entergy Arkansas LLC 2.65%, 6/15/2051	88	83

Entergy Louisiana LLC

4.00%, 3/15/2033	202	236

2.90%, 3/15/2051	80	79

Evergy, Inc. 2.90%, 9/15/2029	512	543

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	235	276

Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	358

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	156	164

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	236	261

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	118	131

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	328	305

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	115	117

2.45%, 12/2/2027 (b)	410	412

OGE Energy Corp. 0.70%, 5/26/2023	140	140

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	170	170

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	47

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (c)	554	556

1.37%, 3/10/2023	695	696

3.45%, 7/1/2025	140	147

2.95%, 3/1/2026	90	92

3.75%, 8/15/2042 (g)	86	78

4.30%, 3/15/2045	90	86

PacifiCorp 4.15%, 2/15/2050	144	175

PPL Capital Funding, Inc. 4.00%, 9/15/2047	247	291

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	232	230

Series C, 4.13%, 3/1/2048	152	162

		8,380

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	349	416

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	338	369

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	338	375

		744

Entertainment — 0.0% (f)

Walt Disney Co. (The)

2.65%, 1/13/2031	440	462

3.50%, 5/13/2040	424	473

		935

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	503	553

American Tower Corp.

1.50%, 1/31/2028	205	199

1.88%, 10/15/2030	1,190	1,147

3.10%, 6/15/2050	151	148

2.95%, 1/15/2051	98	94

Brixmor Operating Partnership LP 2.25%, 4/1/2028	180	180

Corporate Office Properties LP 2.75%, 4/15/2031	295	297

Crown Castle International Corp. 3.10%, 11/15/2029	495	525

CubeSmart LP 2.00%, 2/15/2031	570	554

Digital Realty Trust LP 3.70%, 8/15/2027	458	513

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equinix, Inc. 2.90%, 11/18/2026	360	385

Federal Realty Investment Trust 1.25%, 2/15/2026	242	240

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	475	459

Healthpeak Properties, Inc. 2.88%, 1/15/2031	495	518

Mid-America Apartments LP 3.60%, 6/1/2027	450	501

Realty Income Corp. 1.80%, 3/15/2033	275	261

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	630	689

UDR, Inc.

2.10%, 8/1/2032	482	462

1.90%, 3/15/2033	65	61

WP Carey, Inc.

4.25%, 10/1/2026	150	168

2.40%, 2/1/2031	183	183

2.25%, 4/1/2033	20	19

		8,156

Food & Staples Retailing — 0.1%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	660	661

0.95%, 2/10/2026 (b)	155	152

1.30%, 2/10/2028 (b)	124	120

2.50%, 2/10/2041 (b)	125	116

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	495	513

3.44%, 5/13/2041 (b)	300	310

3.63%, 5/13/2051 (b)	335	349

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	133	148

Kroger Co. (The) 3.95%, 1/15/2050	258	294

Sysco Corp. 2.40%, 2/15/2030	699	710

		3,373

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	395	399

Conagra Brands, Inc. 1.38%, 11/1/2027	465	454

Mondelez International, Inc. 1.88%, 10/15/2032	316	306

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	508	512

Tyson Foods, Inc. 3.55%, 6/2/2027	342	379

		2,050

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 0.63%, 3/9/2023	95	95

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	228

		323

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co.

4.67%, 6/6/2047	84	105

3.79%, 5/20/2050	252	281

Boston Scientific Corp.

4.00%, 3/1/2029	168	191

4.55%, 3/1/2039	158	193

DH Europe Finance II SARL 3.25%, 11/15/2039	123	132

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	503	551

		1,453

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	488	492

Banner Health 1.90%, 1/1/2031	323	317

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	202

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	235

CommonSpirit Health

1.55%, 10/1/2025	85	86

2.78%, 10/1/2030	195	202

3.91%, 10/1/2050	80	88

CVS Health Corp. 4.88%, 7/20/2035	225	274

HCA, Inc.

5.25%, 6/15/2026	1,104	1,278

3.50%, 7/15/2051	265	265

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	184

MidMichigan Health Series 2020, 3.41%, 6/1/2050	50	54

MultiCare Health System 2.80%, 8/15/2050	149	147

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	184

Quest Diagnostics, Inc. 2.80%, 6/30/2031	379	396

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	378

		4,782

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	251	263

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Durables — 0.0% (f)

Lennar Corp.

4.50%, 4/30/2024	85	93

5.00%, 6/15/2027	570	661

		754

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	345	391

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	840	855

Exelon Generation Co. LLC 3.25%, 6/1/2025	1,014	1,094

Southern Power Co. 5.15%, 9/15/2041	260	317

		2,266

Industrial Conglomerates — 0.0% (f)

General Electric Co. 3.45%, 5/1/2027	495	544

Roper Technologies, Inc. 1.75%, 2/15/2031	481	462

		1,006

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	344	376

4.38%, 6/30/2050	244	297

Athene Global Funding

0.95%, 1/8/2024 (b)	675	675

2.75%, 6/25/2024 (b)	349	366

1.45%, 1/8/2026 (b)	510	510

Brown & Brown, Inc. 2.38%, 3/15/2031	488	488

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	352	356

F&G Global Funding 1.75%, 6/30/2026 (b)	190	191

MassMutual Global Funding II 1.55%, 10/9/2030 (b)	300	288

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	510	570

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	200	200

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	495	511

		4,828

IT Services — 0.0% (f)

Global Payments, Inc. 3.20%, 8/15/2029	156	167

International Business Machines Corp. 4.00%, 6/20/2042	214	252

		419

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	49

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	291	324

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	334	345

Media — 0.2%

Charter Communications Operating LLC

2.80%, 4/1/2031	892	912

3.70%, 4/1/2051	532	526

Comcast Corp.

1.50%, 2/15/2031	1,000	948

3.25%, 11/1/2039	431	458

2.80%, 1/15/2051	305	293

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	278	265

2.95%, 10/1/2050 (b)	236	224

Discovery Communications LLC 3.63%, 5/15/2030	433	472

ViacomCBS, Inc.

4.00%, 1/15/2026	255	284

4.38%, 3/15/2043	280	324

5.85%, 9/1/2043	55	75

		4,781

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	320	346

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	398	397

Steel Dynamics, Inc. 1.65%, 10/15/2027	316	315

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	335	356

		1,414

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	243	285

Kohl’s Corp. 3.38%, 5/1/2031	392	406

Nordstrom, Inc. 4.25%, 8/1/2031 (b)	292	304

		995

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	233

CenterPoint Energy, Inc. 1.45%, 6/1/2026	225	225

Consumers Energy Co. 3.25%, 8/15/2046	117	125

WEC Energy Group, Inc. 1.38%, 10/15/2027	266	261

		844

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.7%

Boardwalk Pipelines LP 4.45%, 7/15/2027	205	231

BP Capital Markets America, Inc.

3.63%, 4/6/2030	755	847

2.77%, 11/10/2050	238	220

Chevron Corp. 2.98%, 5/11/2040	496	519

Chevron USA, Inc. 3.25%, 10/15/2029	275	305

Cimarex Energy Co. 3.90%, 5/15/2027	155	171

ConocoPhillips 3.75%, 10/1/2027 (b)	238	267

Diamondback Energy, Inc.

0.90%, 3/24/2023	652	653

3.25%, 12/1/2026	398	427

Enable Midstream Partners LP

3.90%, 5/15/2024 (g)	985	1,047

4.40%, 3/15/2027	475	524

5.00%, 5/15/2044 (g)	565	616

Energy Transfer LP 3.90%, 7/15/2026	734	801

Enterprise Products Operating LLC 4.45%, 2/15/2043	354	419

Exxon Mobil Corp. 3.00%, 8/16/2039	734	753

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	195	198

4.32%, 12/30/2039 (b)	135	137

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	250	247

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	550	565

3.45%, 10/15/2027 (b)	334	351

HollyFrontier Corp.

2.63%, 10/1/2023	232	240

5.88%, 4/1/2026	123	142

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (b)	200	200

3.10%, 7/15/2031 (b)	200	202

MPLX LP

2.65%, 8/15/2030	476	480

4.50%, 4/15/2038	256	294

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	210	216

ONEOK, Inc. 2.20%, 9/15/2025	300	308

Phillips 66 Partners LP 3.55%, 10/1/2026	245	266

Pioneer Natural Resources Co. 1.90%, 8/15/2030	319	307

Plains All American Pipeline LP 4.65%, 10/15/2025	629	704

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	582

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	244	271

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (b)	461	478

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	495	504

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	509	585

		15,077

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	82

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	353	396

4.13%, 6/15/2039	295	356

2.35%, 11/13/2040	533	512

Merck & Co., Inc. 2.35%, 6/24/2040	348	336

Royalty Pharma plc

1.75%, 9/2/2027 (b)	94	93

3.30%, 9/2/2040 (b)	261	263

3.55%, 9/2/2050 (b)	144	143

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,220	1,232

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	290

Viatris, Inc.

3.85%, 6/22/2040 (b)	292	310

4.00%, 6/22/2050 (b)	203	215

		4,228

Professional Services — 0.0% (f)

IHS Markit Ltd. 4.25%, 5/1/2029	303	351

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	241	276

Kansas City Southern 4.70%, 5/1/2048	192	239

Norfolk Southern Corp. 3.05%, 5/15/2050	237	237

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	586	580

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	800	803

Union Pacific Corp. 3.55%, 8/15/2039	345	383

		2,518

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc.

1.95%, 2/15/2028 (b)	529	529

4.15%, 11/15/2030	1,526	1,711

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc.

0.97%, 2/15/2024 (b)	260	260

0.98%, 9/1/2024 (b)	380	378

NXP BV (China)

2.50%, 5/11/2031 (b)	355	359

3.25%, 5/11/2041 (b)	365	374

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	370	348

Xilinx, Inc. 2.38%, 6/1/2030	225	229

		4,188

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	85	84

Oracle Corp.

2.30%, 3/25/2028	165	169

2.95%, 4/1/2030	643	677

3.80%, 11/15/2037	619	679

VMware, Inc. 4.70%, 5/15/2030	415	491

		2,100

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	316	346

Lowe’s Cos., Inc.

1.70%, 10/15/2030	240	230

3.70%, 4/15/2046	509	559

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	510	576

Tractor Supply Co. 1.75%, 11/1/2030	501	477

		2,188

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 3.45%, 2/9/2045	634	708

Dell International LLC 6.20%, 7/15/2030	970	1,247

		1,955

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	1,267	1,273

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	375	363

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	482	478

3.73%, 9/25/2040	398	389

		1,230

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	51

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	440	473

2.88%, 1/15/2026	250	263

1.88%, 8/15/2026	700	700

		1,436

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	263

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	345	367

T-Mobile USA, Inc.

2.55%, 2/15/2031	1,127	1,140

3.00%, 2/15/2041	704	695

		2,465

Total Corporate Bonds (Cost $173,828)		172,783

U.S. Treasury Obligations — 5.8%

U.S. Treasury Bonds

1.13%, 8/15/2040	4,541	3,907

1.88%, 2/15/2041	2,210	2,163

1.38%, 8/15/2050	8,713	7,346

1.63%, 11/15/2050	1,836	1,649

1.88%, 2/15/2051	2,670	2,548

2.38%, 5/15/2051	80	85

U.S. Treasury Notes

1.38%, 1/31/2022 (h)	9,605	9,678

0.13%, 9/15/2023	18,059	17,994

0.13%, 2/15/2024	7,035	6,990

1.75%, 7/31/2024	11,890	12,356

0.25%, 8/31/2025	16,920	16,581

0.38%, 11/30/2025	6,592	6,473

0.50%, 2/28/2026	10,760	10,597

0.50%, 8/31/2027	11,176	10,777

1.13%, 2/29/2028	4,570	4,556

1.25%, 3/31/2028	2,200	2,209

1.25%, 4/30/2028	2,990	2,999

0.63%, 8/15/2030	2,205	2,054

0.88%, 11/15/2030	1,215	1,155

1.13%, 2/15/2031	5,090	4,941

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (i)	2,735	2,596

1.13%, 5/15/2027 (i)	2,780	2,599

Total U.S. Treasury Obligations (Cost $134,106)		132,253

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 5.0%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	593	640

Pool # QB4026, 2.50%, 10/1/2050	2,503	2,623

Pool # QB4045, 2.50%, 10/1/2050	1,648	1,707

Pool # QB4484, 2.50%, 10/1/2050	894	938

Pool # QB4542, 2.50%, 10/1/2050	857	899

Pool # RA4224, 3.00%, 11/1/2050	325	343

Pool # QB8503, 2.50%, 2/1/2051	909	941

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	2,480	2,804

Pool # FM3118, 3.00%, 5/1/2050	668	710

Pool # BQ2894, 3.00%, 9/1/2050	1,455	1,524

Pool # BQ3996, 2.50%, 10/1/2050	1,188	1,236

Pool # BQ5243, 3.50%, 10/1/2050	484	513

Pool # CA7398, 3.50%, 10/1/2050	1,629	1,748

Pool # BR4318, 3.00%, 1/1/2051	258	270

Pool # CA8637, 4.00%, 1/1/2051	2,378	2,619

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	576	690

Pool # BL8639, 1.09%, 4/1/2028	773	762

Pool # AM5319, 4.34%, 1/1/2029	519	603

Pool # BL5457, 2.57%, 7/1/2029	875	941

Pool # BS0448, 1.27%, 12/1/2029	1,103	1,088

Pool # BL9748, 1.60%, 12/1/2029	448	452

Pool # AN7593, 2.99%, 12/1/2029	335	368

Pool # AN8285, 3.11%, 3/1/2030	340	380

Pool # AM8544, 3.08%, 4/1/2030	146	162

Pool # BL9045, 1.58%, 7/1/2030	1,189	1,198

Pool # BL9251, 1.45%, 10/1/2030	850	845

Pool # BL9891, 1.37%, 12/1/2030	616	609

Pool # AN6149, 3.14%, 7/1/2032	1,025	1,155

Pool # BM3226, 3.44%, 10/1/2032 (j)	1,403	1,602

Pool # AN7923, 3.33%, 1/1/2033	640	722

Pool # AN9067, 3.51%, 5/1/2033	345	401

Pool # BL1012, 4.03%, 12/1/2033	335	408

Pool # BL0900, 4.08%, 2/1/2034	190	232

Pool # AN4430, 3.61%, 1/1/2037	740	839

Pool # BF0230, 5.50%, 1/1/2058 (k)	2,126	2,530

Pool # BF0497, 3.00%, 7/1/2060 (k)	987	1,047

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (k)	1,535	1,579

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (k)	4,910	5,069

TBA, 2.50%, 9/25/2051 (k)	18,865	19,433

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,419	1,541

Pool # BR3929, 3.50%, 10/20/2050	567	622

Pool # BW1726, 3.50%, 10/20/2050	886	964

Pool # BS8546, 2.50%, 12/20/2050	2,214	2,325

Pool # BR3928, 3.00%, 12/20/2050	989	1,079

Pool # BU7538, 3.00%, 12/20/2050	826	901

Pool # MA7136, 2.50%, 1/20/2051	17,823	18,495

Pool # 785294, 3.50%, 1/20/2051	2,180	2,395

Pool # CA8452, 3.00%, 2/20/2051	2,583	2,762

Pool # CA9005, 3.00%, 2/20/2051	522	562

Pool # CB1543, 3.00%, 2/20/2051	1,791	1,903

Pool # CA3588, 3.50%, 2/20/2051	1,666	1,799

Pool # CB1536, 3.50%, 2/20/2051	1,995	2,169

Pool # CB1542, 3.00%, 3/20/2051	1,393	1,481

Pool # CB4433, 3.00%, 3/20/2051	2,407	2,514

Pool # CC0070, 3.00%, 3/20/2051	312	332

Pool # CC8726, 3.00%, 3/20/2051	397	428

Pool # CC8738, 3.00%, 3/20/2051	483	518

Pool # CC8723, 3.50%, 3/20/2051	2,339	2,541

Pool # CC0088, 4.00%, 3/20/2051	391	420

Pool # CC0092, 4.00%, 3/20/2051	449	484

Pool # CC8727, 3.00%, 4/20/2051	713	757

Pool # CC8739, 3.00%, 4/20/2051	1,660	1,777

Pool # CC8740, 3.00%, 4/20/2051	1,493	1,591

Pool # CC8751, 3.00%, 4/20/2051	329	350

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (j)	1,078	1,151

Total Mortgage-Backed Securities (Cost $115,315)		114,491

Asset-Backed Securities — 3.3%

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	735	738

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	695	696

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (g)	1,190	1,187

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	735	749

Series 2016-3, Class AA, 3.00%, 10/15/2028	966	981

Series 2019-1, Class AA, 3.15%, 2/15/2032	473	487

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (b)	1,022	1,022

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	335	335

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	920	929

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	825	827

Series 2020-3, Class C, 1.06%, 8/18/2026	385	388

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	810	805

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	325	341

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	304	305

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	328	334

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	956	963

Series 2021-1A, Class B, 2.92%, 4/15/2036 (b)	1,294	1,305

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	547	547

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	350	354

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	470	469

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	600	604

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	210	212

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (b)	393	393

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	295	295

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	730	729

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	1,845	1,863

Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	845	877

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,215	1,216

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	1,285	1,288

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	53

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	459	459

Crossroads Asset Trust

Series 2021-A, Class A1, 0.37%, 12/20/2021 (b)	185	185

Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	265	266

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	525	532

Delta Air Lines Pass-Through Trust Series 2015-1, Class B, 4.25%, 7/30/2023	221	226

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	336	337

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (b)	570	570

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	400	400

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	250	251

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	425	425

Series 2021-1A, Class B, 0.50%, 2/18/2025	1,125	1,125

Series 2021-2A, Class C, 0.98%, 6/15/2026	835	837

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	1,155	1,155

First Investors Auto Owner Trust

Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	504	505

Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	420	420

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (b)	753	753

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	2,169	2,169

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	530	528

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	690	693

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	330	331

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	574	575

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	900	900

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	750	755

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	315	316

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (j)	640	640

2.33%, 11/10/2032 ‡ (j)	425	425

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,420	1,435

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,180	1,210

Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,145	1,150

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	555	555

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	897	898

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,225	1,229

MVW LLC Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	269	269

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	710	708

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	941	950

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	714	711

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,807	1,804

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	784	790

Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	985	986

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	295	316

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (b)	438	440

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,235	2,241

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	244	247

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	1,754	1,758

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,855	1,855

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	865	873

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (b) (g)	859	867

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	570	567

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	420	418

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,393	2,389

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	995	994

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	675	687

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	340	340

Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	560	557

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	550	553

Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	560	560

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	231	230

Series 2019-2, Class B, 3.50%, 5/1/2028	549	544

Series 2016-2, Class A, 3.10%, 10/7/2028	232	234

Series 2018-1, Class A, 3.70%, 3/1/2030	601	612

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	336	339

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	1,216	1,223

Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	338	339

VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (g)	600	601

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	900	900

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (b) (g)	991	995

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (g)	1,077	1,077

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	325	328

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	445	451

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	1,680	1,679

Total Asset-Backed Securities (Cost $74,630)		74,926

Collateralized Mortgage Obligations — 1.5%

Bayview Financing Trust Series 2021-2F, Class M1, 1.57%, 12/31/2049 ‡ (b) (j)	601	601

Bayview Opportunity Master Fund Trust Series 2014-1SBC, 1.56%, 1/10/2031 ‡ (j)	596	596

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,401	1,406

CFMT LLC

Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (j)	363	364

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (j)	1,428	1,427

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (j)	1,363	1,367

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	523	599

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	278	317

FNMA, REMIC Series 2019-7, Class CA, 3.50%, 11/25/2057	2,939	3,134

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	1,041	1,197

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	55

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

GNMA Series 2015-H11, Class FC, 0.66%, 5/20/2065 (j)	760	764

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (g)	542	543

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (j)	465	464

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (g)	2,052	2,051

PRPM LLC Series 2020-5, Class A1, 3.10%, 11/25/2025 (b) (g)	770	775

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (j)	1,026	1,028

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,541	1,641

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,768	1,876

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,873	1,980

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (g)	330	332

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (j)	2,142	2,186

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (g)	665	665

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (g)	582	582

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (g)	2,332	2,329

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (g)	2,007	2,009

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (g)	1,097	1,100

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (g)	1,567	1,568

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (g)	1,886	1,886

Total Collateralized Mortgage Obligations (Cost $34,723)		34,787

Commercial Mortgage-Backed Securities —0.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (b) (j)	780	777

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (b) (j)	575	572

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

BPR Trust Series 2021-KEN, Class A, 1.32%, 2/15/2029 (b) (j)	415	415

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN1, Class M1, 2.02%, 1/25/2051 (b) (j)	336	339

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	816	905

Series K-1510, Class A2, 3.72%, 1/25/2031	295	346

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	388	383

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (j)	1,738	239

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (j)	50	53

Series 2016-K56, Class B, 4.07%, 6/25/2049 (b) (j)	450	495

Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (j)	230	243

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (b) (j)	590	590

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	885	922

Total Commercial Mortgage-Backed Securities (Cost $6,294)		6,279

Foreign Government Securities — 0.1%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	195

Republic of Colombia (Colombia) 4.00%, 2/26/2024	300	317

Republic of Panama (Panama) 3.16%, 1/23/2030	300	314

Republic of Peru (Peru) 2.78%, 12/1/2060	162	144

United Mexican States (Mexico) 2.66%, 5/24/2031	1,035	1,011

Total Foreign Government Securities (Cost $2,043)		1,981

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $67,712)	67,712	67,712

Total Investments — 100.9% (Cost $2,065,485)		2,315,347
Liabilities in Excess of Other Assets — (0.9)%		(20,432)

NET ASSETS — 100.0%		2,294,915

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO

Interest Only represents the right to receive the monthly

interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the

underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or

refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS

Separate Trading of Registered Interest and Principal of

Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.

(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	The rate shown is the effective yield as of June 30, 2021.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	57

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	464	09/2021	EUR	22,340	(211)
FTSE 100 Index	174	09/2021	GBP	16,802	(145)
Russell 2000 E-Mini Index	60	09/2021	USD	6,918	— (a)
S&P 500 E-Mini Index	291	09/2021	USD	62,398	629
TOPIX Index	32	09/2021	JPY	5,594	(40)
U.S. Treasury 10 Year Note	424	09/2021	USD	56,147	139

					372

Short Contracts
Canada 10 Year Bond	(567)	09/2021	CAD	(66,544)	(771)
Long Gilt	(181)	09/2021	GBP	(32,073)	(285)

					(1,056)

					(684)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 40.1%

Alternative Assets — 3.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	985	94,402

Fixed Income — 7.4%

JPMorgan High Yield Research Enhanced ETF (a)	1,339	70,067

JPMorgan U.S. Aggregate Bond ETF (a)	2,306	125,591

Total Fixed Income		195,658

International Equity — 18.1%

JPMorgan BetaBuilders International Equity ETF (a)	7,996	477,892

U.S. Equity — 11.0%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,085	97,586

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	954	64,510

JPMorgan U.S. Value Factor ETF (a)	3,563	129,003

Total U.S. Equity		291,099

Total Exchange-Traded Funds (Cost $923,830)		1,059,051

Investment Companies — 38.9%

Fixed Income — 12.9%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,604	37,110

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,621	37,151

JPMorgan High Yield Fund Class R6 Shares (a)	7,319	53,649

JPMorgan Income Fund Class R6 Shares (a)	4,746	45,375

JPMorgan Managed Income Fund Class L Shares (a)	77	776

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	16,679	164,294

Total Fixed Income		338,355

International Equity — 6.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,009	157,979

U.S. Equity — 20.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,064	527,015

Total Investment Companies (Cost $791,398)		1,023,349

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.1%

Aerospace & Defense — 0.2%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	885	962

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

Boeing Co. (The)

1.17%, 2/4/2023	85	85

1.95%, 2/1/2024	85	87

1.43%, 2/4/2024	170	170

2.50%, 3/1/2025	249	258

2.75%, 2/1/2026	85	89

2.20%, 2/4/2026	105	106

2.70%, 2/1/2027	1,496	1,547

3.45%, 11/1/2028	180	192

L3Harris Technologies, Inc. 1.80%, 1/15/2031	174	169

Leidos, Inc. 2.30%, 2/15/2031	68	66

Lockheed Martin Corp. 2.80%, 6/15/2050	273	274

Northrop Grumman Corp.

5.15%, 5/1/2040	220	289

3.85%, 4/15/2045	449	516

Raytheon Technologies Corp.

2.25%, 7/1/2030	373	379

3.75%, 11/1/2046	211	238

		5,427

Automobiles — 0.2%

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (b)	438	440

General Motors Co. 6.80%, 10/1/2027	722	909

Hyundai Capital America

1.15%, 11/10/2022 (b)	945	952

2.65%, 2/10/2025 (b)	596	623

1.30%, 1/8/2026 (b)	90	89

2.38%, 10/15/2027 (b)	730	746

1.80%, 1/10/2028 (b)	140	139

Kia Corp. (South Korea) 3.25%, 4/21/2026 (b)	250	268

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (b)	361	365

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (b)	289	309

4.35%, 9/17/2027 (b)	910	1,000

Volkswagen Group of America Finance LLC (Germany) 1.25%, 11/24/2025 (b)	360	358

		6,198

Banks — 1.2%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (c)	300	298

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	665	722

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	59

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	930	1,048

Banco Santander SA (Spain)

1.85%, 3/25/2026	400	404

2.75%, 12/3/2030	600	595

Bank of America Corp.

4.00%, 1/22/2025	1,524	1,673

(SOFR + 1.01%), 1.20%, 10/24/2026 (c)	511	506

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	1,230	1,360

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	1,081	1,049

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	288	309

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	385	386

3.65%, 3/16/2025	865	937

4.34%, 1/10/2028	265	296

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (c)	865	859

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (c)	250	244

Citigroup, Inc.

3.88%, 3/26/2025	1,316	1,444

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	110	112

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	500	493

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (c)	442	484

(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	110	112

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	367	423

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	930	1,023

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	317	312

Discover Bank 3.45%, 7/27/2026	500	546

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (c)	880	882

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (c)	200	222

(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,660	1,665

ING Groep NV (Netherlands) (SOFR + 1.01%), 1.73%, 4/1/2027 (c)	225	227

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (c)	205	205

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	813	917

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (c)	210	207

National Australia Bank Ltd. (Australia) 2.65%, 1/14/2041 (b)	255	239

Natwest Group plc (United Kingdom)

3.88%, 9/12/2023	440	470

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (c)	269	269

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (c)	375	429

NatWest Markets plc (United Kingdom) 0.80%, 8/12/2024 (b)	200	199

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (c)	215	215

Societe Generale SA (France)

4.25%, 4/14/2025 (b)	780	848

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (c)	300	297

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (c)	255	254

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (c)	590	597

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (c)	1,105	1,115

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (c)	200	198

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	367	372

SVB Financial Group Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (c) (d) (e)	415	422

UniCredit SpA (Italy)

6.57%, 1/14/2022 (b)	350	361

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	265	264

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	190	197

4.30%, 7/22/2027	1,500	1,710

(SOFR + 2.10%), 2.39%, 6/2/2028 (c)	484	502

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	395	405

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	50	49

		29,372

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	694	772

3.75%, 7/15/2042	1,340	1,451

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	249	269

3.80%, 5/1/2050	244	275

		2,767

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	265	285

3.20%, 11/21/2029	624	678

4.05%, 11/21/2039	930	1,079

4.25%, 11/21/2049	210	252

Amgen, Inc. 3.15%, 2/21/2040	429	447

Biogen, Inc.

2.25%, 5/1/2030	236	237

3.15%, 5/1/2050	202	198

Gilead Sciences, Inc.

1.65%, 10/1/2030	415	401

2.60%, 10/1/2040	253	244

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	415	393

		4,214

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	416	406

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	485	506

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	305	318

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	155	159

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (c)	250	245

4.28%, 1/9/2028 (b)	1,015	1,129

Deutsche Bank AG (Germany)

(SOFR + 1.87%), 2.13%, 11/24/2026 (c)	795	807

(SOFR + 1.72%), 3.04%, 5/28/2032 (c)	408	415

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	728	729

4.25%, 10/21/2025	1,293	1,445

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (c)	1,149	1,131

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	693	765

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (c)	198	232

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	420	416

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	270	270

5.00%, 11/24/2025	1,852	2,136

(SOFR + 0.72%), 0.98%, 12/10/2026 (c)	310	305

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	244	301

(SOFR + 1.49%), 3.22%, 4/22/2042 (c)	255	270

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	540	529

		12,108

Chemicals — 0.1%

DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	261

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (b)	574	570

3.47%, 12/1/2050 (b)	300	312

LYB International Finance III LLC

1.25%, 10/1/2025	129	129

3.38%, 5/1/2030	185	200

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	146

PPG Industries, Inc. 1.20%, 3/15/2026	120	120

		1,738

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	61

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Commercial Services & Supplies — 0.0% (f)

Republic Services, Inc. 1.75%, 2/15/2032	350	333

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	423	430

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	400	420

6.50%, 7/15/2025	200	235

4.63%, 10/15/2027	880	985

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	425	435

5.50%, 1/15/2023 (b)	460	489

5.50%, 1/15/2026 (b)	605	686

2.13%, 2/21/2026 (b)	110	110

4.25%, 4/15/2026 (b)	20	22

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	230	235

3.80%, 1/31/2028	437	492

General Motors Financial Co., Inc.

1.25%, 1/8/2026	369	366

4.35%, 1/17/2027	90	101

2.70%, 6/10/2031	155	156

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (b)	575	602

4.50%, 3/15/2023 (b)	575	604

5.50%, 2/15/2024 (b)	415	456

		6,394

Containers & Packaging — 0.0% (f)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	238	237

Diversified Financial Services — 0.1%

Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	130	132

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	965	1,156

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (b)	1,052	1,144

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	430	435

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	423	439

3.13%, 11/7/2049	215	222

		3,528

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	582	602

2.75%, 6/1/2031	777	808

3.50%, 6/1/2041	584	607

3.55%, 9/15/2055 (b)	245	246

NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	500	512

Verizon Communications, Inc.

2.10%, 3/22/2028	350	357

3.15%, 3/22/2030	561	606

2.65%, 11/20/2040	204	196

3.85%, 11/1/2042	719	816

		4,750

Electric Utilities — 0.3%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	140	171

Duke Energy Corp. 3.40%, 6/15/2029	403	441

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	119

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	85	86

Edison International 5.75%, 6/15/2027	290	330

Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	265

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (b)	865	950

Entergy Arkansas LLC 2.65%, 6/15/2051	84	79

Entergy Louisiana LLC

4.00%, 3/15/2033	166	194

2.90%, 3/15/2051	70	69

Evergy, Inc. 2.90%, 9/15/2029	441	467

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	210	246

Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	303

Indiana Michigan Power Co. 3.25%, 5/1/2051	150	157

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	136	143

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	212	235

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	103	115

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	280	260

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	105	107

2.45%, 12/2/2027 (b)	365	367

OGE Energy Corp. 0.70%, 5/26/2023	130	130

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — 0.3%

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	160	160

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (c)	498	499

1.37%, 3/10/2023	665	666

3.45%, 7/1/2025	130	136

2.95%, 3/1/2026	80	82

3.75%, 8/15/2042 (g)	79	72

4.30%, 3/15/2045	80	77

PacifiCorp 4.15%, 2/15/2050	135	164

PPL Capital Funding, Inc. 4.00%, 9/15/2047	216	255

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	202	200

Series C, 4.13%, 3/1/2048	131	140

		7,685

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	303	361

Energy Equipment & Services — 0.0% (f)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	295	322

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	296	329

		651

Entertainment — 0.0% (f)

Walt Disney Co. (The)

2.65%, 1/13/2031	386	405

3.50%, 5/13/2040	371	414

		819

Equity Real Estate Investment Trusts (REITs) — 0.3%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	437	480

American Tower Corp.

1.50%, 1/31/2028	185	180

1.88%, 10/15/2030	1,039	1,002

3.10%, 6/15/2050	136	133

2.95%, 1/15/2051	88	84

Brixmor Operating Partnership LP 2.25%, 4/1/2028	170	170

Corporate Office Properties LP 2.75%, 4/15/2031	271	273

Crown Castle International Corp. 3.10%, 11/15/2029	429	455

CubeSmart LP 2.00%, 2/15/2031	505	491

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Digital Realty Trust LP 3.70%, 8/15/2027	397	444

Equinix, Inc.

2.90%, 11/18/2026	314	336

2.00%, 5/15/2028	424	426

Federal Realty Investment Trust 1.25%, 2/15/2026	222	220

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	414	400

Healthpeak Properties, Inc. 2.88%, 1/15/2031	429	449

Mid-America Apartments LP 3.60%, 6/1/2027	380	423

Office Properties Income Trust 2.65%, 6/15/2026	280	284

Realty Income Corp. 1.80%, 3/15/2033	275	261

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	565	618

UDR, Inc.

2.10%, 8/1/2032	416	399

1.90%, 3/15/2033	65	61

WP Carey, Inc.

4.25%, 10/1/2026	135	152

2.40%, 2/1/2031	163	162

2.25%, 4/1/2033	90	86

		7,989

Food & Staples Retailing — 0.1%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	595	596

1.30%, 2/10/2028 (b)	112	108

2.50%, 2/10/2041 (b)	112	104

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	429	445

3.44%, 5/13/2041 (b)	300	310

3.63%, 5/13/2051 (b)	335	350

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	117	130

Kroger Co. (The) 3.95%, 1/15/2050	222	253

Sysco Corp. 2.40%, 2/15/2030	603	612

		2,908

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	370	374

Conagra Brands, Inc. 1.38%, 11/1/2027	404	394

Mondelez International, Inc. 1.88%, 10/15/2032	281	272

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	443	447

Tyson Foods, Inc. 3.55%, 6/2/2027	309	342

		1,829

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	63

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Gas Utilities — 0.0% (f)

Atmos Energy Corp. 0.63%, 3/9/2023	85	85

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	194

		279

Health Care Equipment & Supplies — 0.0% (f)

Becton Dickinson and Co.

4.67%, 6/6/2047	73	91

3.79%, 5/20/2050	216	241

Boston Scientific Corp.

4.00%, 3/1/2029	148	169

4.55%, 3/1/2039	137	167

DH Europe Finance II SARL 3.25%, 11/15/2039	119	127

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	431	472

		1,267

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	422	426

Banner Health 1.90%, 1/1/2031	288	283

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	181

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	211

CommonSpirit Health

1.55%, 10/1/2025	75	76

2.78%, 10/1/2030	170	176

3.91%, 10/1/2050	75	82

CVS Health Corp. 4.88%, 7/20/2035	205	250

Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	343

HCA, Inc.

5.25%, 6/15/2026	968	1,120

3.50%, 7/15/2051	270	270

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	168

MidMichigan Health Series 2020, 3.41%, 6/1/2050	45	48

MultiCare Health System 2.80%, 8/15/2050	132	130

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	168

Quest Diagnostics, Inc. 2.80%, 6/30/2031	339	354

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	343

		4,629

Hotels, Restaurants & Leisure — 0.0% (f)

Starbucks Corp. 3.35%, 3/12/2050	214	224

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Household Durables — 0.0% (f)

Lennar Corp.

4.50%, 4/30/2024	75	82

5.00%, 6/15/2027	756	877

		959

Household Products — 0.0% (f)

Kimberly-Clark Corp. 3.70%, 6/1/2043	297	337

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	670	682

Exelon Generation Co. LLC 3.25%, 6/1/2025	892	963

Southern Power Co. 5.15%, 9/15/2041	230	280

		1,925

Industrial Conglomerates — 0.0% (f)

General Electric Co. 3.45%, 5/1/2027	429	471

Roper Technologies, Inc. 1.75%, 2/15/2031	415	399

		870

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	296	324

4.38%, 6/30/2050	222	270

Athene Global Funding

0.95%, 1/8/2024 (b)	595	595

2.75%, 6/25/2024 (b)	313	328

1.45%, 1/8/2026 (b)	450	450

Brown & Brown, Inc. 2.38%, 3/15/2031	422	422

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	316	320

F&G Global Funding 1.75%, 6/30/2026 (b)	175	176

MassMutual Global Funding II 1.55%, 10/9/2030 (b)	260	249

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	438	489

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	190	190

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	429	443

		4,256

Internet & Direct Marketing Retail — 0.0% (f)

eBay, Inc. 2.60%, 5/10/2031	760	773

IT Services — 0.0% (f)

Global Payments, Inc. 3.20%, 8/15/2029	136	146

International Business Machines Corp. 4.00%, 6/20/2042	185	218

		364

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	259	288

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	294	304

Media — 0.2%

Charter Communications Operating LLC

2.80%, 4/1/2031	782	799

3.70%, 4/1/2051	467	462

Comcast Corp.

1.50%, 2/15/2031	1,000	948

3.25%, 11/1/2039	380	404

2.80%, 1/15/2051	270	260

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	248	237

2.95%, 10/1/2050 (b)	205	194

Discovery Communications LLC 3.63%, 5/15/2030	379	413

ViacomCBS, Inc.

4.00%, 1/15/2026	229	255

4.38%, 3/15/2043	243	281

5.85%, 9/1/2043	35	48

		4,301

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	295	319

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	346	346

Steel Dynamics, Inc. 1.65%, 10/15/2027	275	274

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	190	248

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	290	308

		1,495

Multiline Retail — 0.0% (f)

Dollar General Corp. 4.13%, 4/3/2050	220	258

Kohl’s Corp. 3.38%, 5/1/2031	364	377

Nordstrom, Inc. 4.25%, 8/1/2031 (b)	272	283

		918

Multi-Utilities — 0.0% (f)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	197

CenterPoint Energy, Inc. 1.45%, 6/1/2026	211	211

Consumers Energy Co. 3.25%, 8/15/2046	102	109

Puget Energy, Inc. 2.38%, 6/15/2028 (b)	258	261

WEC Energy Group, Inc. 1.38%, 10/15/2027	236	231

		1,009

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.45%, 7/15/2027	185	209

BP Capital Markets America, Inc.

3.63%, 4/6/2030	659	738

2.77%, 11/10/2050	208	193

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	430

Chevron Corp. 2.98%, 5/11/2040	430	450

Chevron USA, Inc. 3.25%, 10/15/2029	250	277

Cimarex Energy Co. 3.90%, 5/15/2027	140	154

ConocoPhillips 3.75%, 10/1/2027 (b)	216	243

Diamondback Energy, Inc.

0.90%, 3/24/2023	606	606

3.25%, 12/1/2026	346	371

Enable Midstream Partners LP

3.90%, 5/15/2024 (g)	925	983

4.40%, 3/15/2027	445	491

5.00%, 5/15/2044 (g)	525	572

Energy Transfer LP 3.90%, 7/15/2026	643	702

Enterprise Products Operating LLC 4.45%, 2/15/2043	317	375

Exxon Mobil Corp. 3.00%, 8/16/2039	643	660

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	180	182

4.32%, 12/30/2039 (b)	130	132

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	200	198

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	500	513

3.45%, 10/15/2027 (b)	306	322

HollyFrontier Corp.

2.63%, 10/1/2023	202	209

5.88%, 4/1/2026	109	126

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (b)	200	200

3.10%, 7/15/2031 (b)	200	202

MPLX LP

2.65%, 8/15/2030	410	414

4.50%, 4/15/2038	226	259

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	195	201

ONEOK, Inc. 2.20%, 9/15/2025	265	272

Phillips 66 Partners LP 3.55%, 10/1/2026	214	233

Pioneer Natural Resources Co. 1.90%, 8/15/2030	281	271

Plains All American Pipeline LP 4.65%, 10/15/2025	556	622

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	65

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	501

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	203	225

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (b)	400	415

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	429	437

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	438	503

		13,891

Pharmaceuticals — 0.1%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	75

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	316	354

4.13%, 6/15/2039	265	320

2.35%, 11/13/2040	457	440

Merck & Co., Inc. 2.35%, 6/24/2040	312	301

Royalty Pharma plc

1.75%, 9/2/2027 (b)	84	83

3.30%, 9/2/2040 (b)	225	227

3.55%, 9/2/2050 (b)	129	128

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	1,075

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	250

Viatris, Inc.

3.85%, 6/22/2040 (b)	252	268

4.00%, 6/22/2050 (b)	181	191

		3,712

Professional Services — 0.0% (f)

IHS Markit Ltd. 4.25%, 5/1/2029	285	330

Road & Rail — 0.1%

Canadian National Railway Co. (Canada) 2.45%, 5/1/2050	170	153

CSX Corp. 3.80%, 11/1/2046	219	250

Kansas City Southern 4.70%, 5/1/2048	178	222

Norfolk Southern Corp. 3.05%, 5/15/2050	215	215

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	510	505

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	700	702

Union Pacific Corp. 3.55%, 8/15/2039	297	330

		2,377

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 0.1%

Broadcom, Inc.

1.95%, 2/15/2028 (b)	470	470

4.15%, 11/15/2030	1,340	1,503

Microchip Technology, Inc.

0.97%, 2/15/2024 (b)	235	235

0.98%, 9/1/2024 (b)	360	358

NXP BV (China)

2.50%, 5/11/2031 (b)	330	333

3.25%, 5/11/2041 (b)	340	349

TSMC Global Ltd. (Taiwan)

1.38%, 9/28/2030 (b)	350	329

Xilinx, Inc.

2.38%, 6/1/2030	210	213

		3,790

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	80	79

Oracle Corp.

2.30%, 3/25/2028	210	215

2.95%, 4/1/2030	560	590

3.80%, 11/15/2037	540	592

VMware, Inc. 4.70%, 5/15/2030	364	431

		1,907

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	288	315

Lowe’s Cos., Inc.

1.70%, 10/15/2030	235	225

3.70%, 4/15/2046	438	482

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	449	507

Tractor Supply Co. 1.75%, 11/1/2030	436	415

		1,944

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 3.45%, 2/9/2045	548	612

Dell International LLC 6.20%, 7/15/2030	850	1,093

		1,705

Thrifts & Mortgage Finance — 0.0% (f)

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (c)	1,114	1,119

Tobacco — 0.0% (f)

Altria Group, Inc. 2.45%, 2/4/2032	340	329

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	416	413

3.73%, 9/25/2040	346	338

		1,080

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	390	419

2.88%, 1/15/2026	235	247

1.88%, 8/15/2026	675	675

		1,341

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	231

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	303	323

T-Mobile USA, Inc.

2.55%, 2/15/2031	988	999

3.00%, 2/15/2041	613	605

		2,158

Total Corporate Bonds (Cost $160,496)		159,696

U.S. Treasury Obligations — 5.0%

U.S. Treasury Bonds

1.13%, 8/15/2040	4,052	3,486

1.88%, 2/15/2041	2,350	2,300

1.38%, 8/15/2050	6,884	5,804

1.63%, 11/15/2050	2,118	1,902

1.88%, 2/15/2051	4,730	4,514

2.38%, 5/15/2051	70	75

U.S. Treasury Notes

1.38%, 1/31/2022 (h)	10,845	10,928

0.13%, 9/30/2022	1,667	1,667

0.13%, 9/15/2023	24,167	24,077

0.13%, 2/15/2024	9,800	9,737

1.75%, 7/31/2024	7,495	7,789

0.25%, 8/31/2025	10,342	10,134

0.38%, 11/30/2025	4,423	4,343

0.50%, 2/28/2026	12,315	12,128

0.50%, 8/31/2027	9,974	9,618

1.13%, 2/29/2028	4,335	4,322

1.25%, 3/31/2028	2,045	2,053

1.25%, 4/30/2028	3,385	3,396

0.63%, 8/15/2030	1,960	1,826

0.88%, 11/15/2030	1,100	1,046

1.13%, 2/15/2031	5,200	5,048

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (i)	2,540	2,411

1.13%, 5/15/2027 (i)	2,585	2,417

Total U.S. Treasury Obligations (Cost $132,624)		131,021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 4.0%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	542	585

Pool # QA6772, 3.50%, 1/1/2050	504	542

Pool # QB4026, 2.50%, 10/1/2050	2,238	2,345

Pool # QB4045, 2.50%, 10/1/2050	1,471	1,524

Pool # QB4484, 2.50%, 10/1/2050	789	829

Pool # QB4542, 2.50%, 10/1/2050	764	802

Pool # RA4224, 3.00%, 11/1/2050	302	319

Pool # QB8503, 2.50%, 2/1/2051	834	864

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	2,215	2,504

Pool # FM3118, 3.00%, 5/1/2050	620	659

Pool # BQ2894, 3.00%, 9/1/2050	1,297	1,359

Pool # BQ3996, 2.50%, 10/1/2050	1,060	1,103

Pool # BQ5243, 3.50%, 10/1/2050	433	459

Pool # CA7398, 3.50%, 10/1/2050	1,449	1,556

Pool # BR4318, 3.00%, 1/1/2051	229	239

Pool # CA8637, 4.00%, 1/1/2051	2,112	2,327

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	538	644

Pool # BL8639, 1.09%, 4/1/2028	689	679

Pool # AM5319, 4.34%, 1/1/2029	487	567

Pool # BL5457, 2.57%, 7/1/2029	780	838

Pool # BS0448, 1.27%, 12/1/2029	993	980

Pool # BL9748, 1.60%, 12/1/2029	398	402

Pool # AN7593, 2.99%, 12/1/2029	295	324

Pool # AN8285, 3.11%, 3/1/2030	300	335

Pool # AM8544, 3.08%, 4/1/2030	137	152

Pool # BL9045, 1.58%, 7/1/2030	1,064	1,071

Pool # BL9251, 1.45%, 10/1/2030	775	770

Pool # BL9891, 1.37%, 12/1/2030	551	545

Pool # AN6149, 3.14%, 7/1/2032	910	1,025

Pool # BM3226, 3.44%, 10/1/2032 (j)	1,278	1,460

Pool # AN7923, 3.33%, 1/1/2033	565	637

Pool # AN9067, 3.51%, 5/1/2033	310	361

Pool # BL1012, 4.03%, 12/1/2033	300	365

Pool # BL0900, 4.08%, 2/1/2034	170	207

Pool # AN4430, 3.61%, 1/1/2037	659	747

Pool # BF0230, 5.50%, 1/1/2058 (k)	1,994	2,375

Pool # BF0497, 3.00%, 7/1/2060 (k)	926	982

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (k)	1,470	1,512

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (k)	4,630	4,780

TBA, 2.50%, 9/25/2051 (k)	17,640	18,171

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	67

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,260	1,368

Pool # BR3929, 3.50%, 10/20/2050	501	550

Pool # BW1726, 3.50%, 10/20/2050	805	876

Pool # BS8546, 2.50%, 12/20/2050	1,992	2,092

Pool # BR3928, 3.00%, 12/20/2050	886	967

Pool # BU7538, 3.00%, 12/20/2050	738	805

Pool # MA7136, 2.50%, 1/20/2051	15,894	16,492

Pool # 785294, 3.50%, 1/20/2051	1,995	2,192

Pool # CA8452, 3.00%, 2/20/2051	2,365	2,528

Pool # CA9005, 3.00%, 2/20/2051	441	476

Pool # CB1543, 3.00%, 2/20/2051	1,642	1,745

Pool # CA3588, 3.50%, 2/20/2051	1,526	1,648

Pool # CB1536, 3.50%, 2/20/2051	1,831	1,990

Pool # CB1542, 3.00%, 3/20/2051	1,279	1,359

Pool # CB4433, 3.00%, 3/20/2051	2,233	2,333

Pool # CC0070, 3.00%, 3/20/2051	290	308

Pool # CC8726, 3.00%, 3/20/2051	368	397

Pool # CC8738, 3.00%, 3/20/2051	460	493

Pool # CC8723, 3.50%, 3/20/2051	2,175	2,363

Pool # CC0088, 4.00%, 3/20/2051	364	391

Pool # CC0092, 4.00%, 3/20/2051	418	450

Pool # CC8727, 3.00%, 4/20/2051	663	704

Pool # CC8739, 3.00%, 4/20/2051	1,540	1,649

Pool # CC8740, 3.00%, 4/20/2051	1,385	1,476

Pool # CC8751, 3.00%, 4/20/2051	309	329

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (j)	974	1,041

Total Mortgage-Backed Securities (Cost $105,713)		104,967

Asset-Backed Securities — 2.7%

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	685	687

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	640	641

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (b) (g)	1,088	1,085

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	672	685

Series 2016-3, Class AA, 3.00%, 10/15/2028	891	906

Series 2019-1, Class AA, 3.15%, 2/15/2032	426	438

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (b)	908	908

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	295	295

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	820	828

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	735	737

Series 2020-3, Class C, 1.06%, 8/18/2026	340	342

AMSR Trust Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	725	720

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	290	305

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	271	272

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	292	297

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	874	881

Series 2021-1A, Class B, 2.92%, 4/15/2036 (b)	1,188	1,198

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	486	486

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	315	319

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	430	429

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	540	544

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	190	192

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (b)	341	341

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	265	265

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	675	675

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	1,645	1,661

Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	750	778

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,110	1,111

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	1,205	1,207

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	432	432

Crossroads Asset Trust

Series 2021-A, Class A1, 0.37%, 12/20/2021 (b)	167	167

Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	235	235

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	480	486

Delta Air Lines Pass-Through Trust Series 2015-1, Class B, 4.25%, 7/30/2023	199	203

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	257	258

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (b)	507	507

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	355	355

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	240	241

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	385	385

Series 2021-1A, Class B, 0.50%, 2/18/2025	1,010	1,010

Series 2021-2A, Class C, 0.98%, 6/15/2026	785	787

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	1,286	1,285

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (b) (j)	775	776

First Investors Auto Owner Trust

Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	445	446

Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	375	375

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (b)	686	686

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	2,029	2,029

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	485	483

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	610	613

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	301	301

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	537	538

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	840	841

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	670	675

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	285	286

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	345	345

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (j)	583	583

2.33%, 11/10/2032 ‡ (j)	390	390

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,264	1,278

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,055	1,081

Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,065	1,070

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	516	516

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	833	834

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,135	1,138

Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	285	287

MVW LLC Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	250	249

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	650	648

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	845	853

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	617	615

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,692	1,689

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	712	718

Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	913	914

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	260	278

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (b)	388	390

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	593	595

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,075	2,080

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	215	218

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	69

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	1,641	1,644

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,740	1,740

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	765	772

Pretium Mortgage Credit Partners I LLC Series 2020-NPL3, Class A1, 3.10%, 6/27/2060 ‡ (b) (g)	767	774

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	515	513

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	380	378

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,223	2,219

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	910	909

Republic Finance Issuance Trust Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	600	611

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	305	305

Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	495	493

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	485	488

Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	525	526

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	207	206

Series 2019-2, Class B, 3.50%, 5/1/2028	493	488

Series 2016-2, Class A, 3.10%, 10/7/2028	212	214

Series 2018-1, Class A, 3.70%, 3/1/2030	548	557

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	303	307

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	1,085	1,091

Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	305	306

VCAT LLC Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (g)	530	532

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	843	843

VOLT XCI LLC Series 2020-NPL7, Class A1, 3.10%, 11/25/2050 ‡ (b) (g)	884	887

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (g)	984	984

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	285	288

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	400	405

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	1,560	1,559

Total Asset-Backed Securities (Cost $70,171)		70,441

Collateralized Mortgage Obligations — 1.2%

Bayview Financing Trust Series 2021-2F, Class M1, 1.57%, 12/31/2049 ‡ (b) (j)	563	563

Bayview Opportunity Master Fund Trust Series 2014-1SBC, 1.56%, 1/10/2031 ‡ (j)	413	413

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,281	1,286

CFMT LLC

Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (j)	325	325

Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (j)	1,302	1,302

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (j)	1,227	1,231

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	491	562

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	259	296

FNMA, REMIC Series 2019-7, Class CA, 3.50%, 11/25/2057	2,690	2,868

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	977	1,123

GNMA Series 2015-H11, Class FC, 0.66%, 5/20/2065 (j)	675	679

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (g)	485	486

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (j)	330	329

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (g)	1,906	1,906

PRPM LLC

Series 2020-5, Class A1, 3.10%, 11/25/2025 (b) (g)	684	689

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (j)	1,040	1,042

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	1,448	1,542

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,591	1,688

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,669	1,764

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (g)	290	292

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (j)	2,007	2,049

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (g)	619	619

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (g)	525	525

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (g)	2,134	2,132

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (g)	1,835	1,837

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (g)	1,263	1,266

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (g)	1,442	1,442

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (g)	1,749	1,750

Total Collateralized Mortgage Obligations (Cost $31,945)		32,006

Commercial Mortgage-Backed Securities — 0.2%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (b) (j)	695	693

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (b) (j)	510	507

BPR Trust Series 2021-KEN, Class A, 1.32%, 2/15/2029 (b) (j)	475	475

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	725	804

Series K-1510, Class A2, 3.72%, 1/25/2031	265	311

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	353	350

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (j)	1,573	216

FREMF Mortgage Trust

Series 2015-K48, Class C, 3.77%, 8/25/2048 (b) (j)	40	42

Series 2016-K56, Class B, 4.07%, 6/25/2049 (b) (j)	415	456

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-K722, Class B, 3.99%, 7/25/2049 (b) (j)	275	290

Series 2016-K58, Class B, 3.87%, 9/25/2049 (b) (j)	415	455

Series 2017-K728, Class C, 3.76%, 11/25/2050 (b) (j)	215	227

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (b) (j)	525	525

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	925	964

Total Commercial Mortgage-Backed Securities (Cost $6,330)		6,315

Foreign Government Securities — 0.1%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	195

Republic of Colombia (Colombia) 4.00%, 2/26/2024	300	317

Republic of Panama (Panama) 3.16%, 1/23/2030	300	314

Republic of Peru (Peru) 2.78%, 12/1/2060	147	131

United Mexican States (Mexico) 2.66%, 5/24/2031	905	884

Total Foreign Government Securities (Cost $1,898)		1,841

	SHARES (000)
Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $62,602)	62,602	62,602

Total Investments — 100.7% (Cost $2,287,007)		2,651,289
Liabilities in Excess of Other Assets — (0.7)%		(19,552)

NET ASSETS — 100.0%		2,631,737

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	71

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	The rate shown is the effective yield as of June 30, 2021.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	534	09/2021	EUR	25,711	(241)
FTSE 100 Index	199	09/2021	GBP	19,216	(165)
Russell 2000 E-Mini Index	62	09/2021	USD	7,149	— (a)
S&P 500 E-Mini Index	332	09/2021	USD	71,189	769
TOPIX Index	37	09/2021	JPY	6,468	(46)
U.S. Treasury 10 Year Note	354	09/2021	USD	46,877	116

					433

Short Contracts
Canada 10 Year Bond	(701)	09/2021	CAD	(82,271)	(956)
Long Gilt	(205)	09/2021	GBP	(36,326)	(323)

					(1,279)

					(846)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 49.8%

Fixed Income — 17.4%

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	36,345	311,843

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,899	23,365

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,909	23,390

JPMorgan High Yield Fund Class R6 Shares (a)	5,483	40,194

JPMorgan Income Fund Class R6 Shares (a)	1,807	17,272

JPMorgan Managed Income Fund Class L Shares (a)	61	607

Total Fixed Income		416,671

International Equity — 7.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,652	172,471

U.S. Equity — 25.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	9,207	601,666

Total Investment Companies (Cost $952,743)		1,190,808

Exchange-Traded Funds — 43.6%

Alternative Assets — 4.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	1,092	104,627

Fixed Income — 5.0%

JPMorgan High Yield Research Enhanced ETF (a)	1,070	55,973

JPMorgan U.S. Aggregate Bond ETF (a)	1,201	65,412

Total Fixed Income		121,385

International Equity — 21.8%

JPMorgan BetaBuilders International Equity ETF (a)	8,684	519,020

U.S. Equity — 12.4%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,175	105,721

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,052	71,138

JPMorgan U.S. Value Factor ETF (a)	3,316	120,078

Total U.S. Equity		296,937

Total Exchange-Traded Funds (Cost $907,572)		1,041,969

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 1.6%

U.S. Treasury Bonds

1.38%, 11/15/2040	1,527	1,372

1.88%, 2/15/2041	775	759

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.38%, 8/15/2050	531	448

1.63%, 11/15/2050	2,174	1,952

1.88%, 2/15/2051	370	353

U.S. Treasury Notes

1.38%, 1/31/2022 (b)	9,560	9,633

0.13%, 12/31/2022	5,237	5,232

0.13%, 1/15/2024	5,016	4,986

0.13%, 2/15/2024	2,795	2,777

0.38%, 12/31/2025	749	735

0.50%, 2/28/2026	4,267	4,202

0.63%, 12/31/2027	2,137	2,066

1.13%, 2/29/2028	1,225	1,221

1.25%, 3/31/2028	415	417

0.88%, 11/15/2030	716	681

1.13%, 2/15/2031	1,215	1,179

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (c)	515	489

1.13%, 5/15/2027 (c)	525	491

Total U.S. Treasury Obligations (Cost $39,225)		38,993

Corporate Bonds — 1.4%

Aerospace & Defense — 0.1%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (d)	400	435

Boeing Co. (The) 2.70%, 2/1/2027	594	614

L3Harris Technologies, Inc. 1.80%, 1/15/2031	40	39

Leidos, Inc. 2.30%, 2/15/2031	7	7

Northrop Grumman Corp.

5.15%, 5/1/2040	37	49

3.85%, 4/15/2045	106	121

Raytheon Technologies Corp.

2.25%, 7/1/2030	80	81

3.75%, 11/1/2046	52	59

		1,405

Automobiles — 0.0% (e)

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (d)	150	151

Hyundai Capital America

3.00%, 2/10/2027 (d)	200	212

2.38%, 10/15/2027 (d)	198	202

		565

Banks — 0.4%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (d) (f)	200	199

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	73

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	400	434

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	200	225

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	198

Bank of America Corp.

4.00%, 1/22/2025	338	372

(SOFR + 1.01%), 1.20%, 10/24/2026 (f)	106	105

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (f)	278	308

(SOFR + 1.93%), 2.68%, 6/19/2041 (f)	224	217

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (f)	62	67

Barclays plc (United Kingdom) 3.65%, 3/16/2025	400	433

BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (d) (f)	400	397

Citigroup, Inc.

3.88%, 3/26/2025	290	318

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (f) (g) (h)	25	26

(SOFR + 0.77%), 1.12%, 1/28/2027 (f)	200	197

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (f)	100	110

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (f)	88	101

Credit Agricole SA (France) 4.38%, 3/17/2025 (d)	400	440

Discover Bank 3.45%, 7/27/2026	250	273

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (f)	200	200

(SOFR + 1.73%), 2.01%, 9/22/2028 (f)	400	402

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (f)	200	200

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	184	208

Natwest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (f)	200	229

Societe Generale SA (France) 4.25%, 4/14/2025 (d)	400	434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (d) (f)	250	252

SVB Financial Group Series C, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.20%), 4.00%, 5/15/2026 (f) (g) (h)	90	92

Wells Fargo & Co.

4.30%, 7/22/2027	344	392

(SOFR + 2.53%), 3.07%, 4/30/2041 (f)	88	90

Westpac Banking Corp. (Australia) 2.96%, 11/16/2040	44	43

		6,962

Beverages — 0.0% (e)

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	158	176

3.75%, 7/15/2042	378	409

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	60	65

3.80%, 5/1/2050	58	65

		715

Biotechnology — 0.0% (e)

AbbVie, Inc.

3.20%, 11/21/2029	198	215

4.05%, 11/21/2039	392	456

Amgen, Inc. 3.15%, 2/21/2040	96	100

Biogen, Inc.

2.25%, 5/1/2030	52	52

3.15%, 5/1/2050	40	39

Gilead Sciences, Inc.

1.65%, 10/1/2030	90	87

2.60%, 10/1/2040	52	50

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	88	83

		1,082

Building Products — 0.0% (e)

Masco Corp. 2.00%, 10/1/2030	88	86

Capital Markets — 0.2%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	114	119

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (f) (g) (h)	65	68

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (d)	500	556

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (f)	300	304

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (f)	145	145

4.25%, 10/21/2025	290	325

(SOFR + 0.80%), 1.43%, 3/9/2027 (f)	75	75

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (f)	105	116

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (f)	70	82

Morgan Stanley

5.00%, 11/24/2025	400	461

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (f)	88	109

(SOFR + 1.49%), 3.22%, 4/22/2042 (f)	40	42

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (d) (f)	200	196

		2,598

Chemicals — 0.0% (e)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	93

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (d)	124	122

3.47%, 12/1/2050 (d)	66	69

LYB International Finance III LLC 1.25%, 10/1/2025	30	30

PPG Industries, Inc. 1.20%, 3/15/2026	25	25

		339

Construction Materials — 0.0% (e)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	92	94

Consumer Finance — 0.1%

AerCap Ireland Capital DAC (Ireland) 4.63%, 10/15/2027	300	336

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (d)	392	417

5.50%, 1/15/2026 (d)	234	265

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (f) (g) (h)	50	51

3.80%, 1/31/2028	102	115

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — continued

General Motors Financial Co., Inc. 2.70%, 6/10/2031	90	90

		1,274

Containers & Packaging — 0.0% (e)

Graphic Packaging International LLC 1.51%, 4/15/2026 (d)	49	49

Diversified Financial Services — 0.0% (e)

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	400	479

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (d)	250	272

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	100	104

3.13%, 11/7/2049	52	54

		909

Diversified Telecommunication Services — 0.0% (e)

AT&T, Inc.

2.30%, 6/1/2027	128	132

2.75%, 6/1/2031	168	176

3.50%, 6/1/2041	128	133

3.55%, 9/15/2055 (d)	50	50

Verizon Communications, Inc.

2.10%, 3/22/2028	60	61

3.15%, 3/22/2030	124	134

2.65%, 11/20/2040	44	42

3.85%, 11/1/2042	162	184

		912

Electric Utilities — 0.2%

Duke Energy Corp. 3.40%, 6/15/2029	100	109

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	20	20

Edison International 5.75%, 6/15/2027	96	109

Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	62

Enel Finance International NV (Italy) 3.63%, 5/25/2027 (d)	400	438

Entergy Louisiana LLC 4.00%, 3/15/2033	40	47

Evergy, Inc. 2.90%, 9/15/2029	96	102

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (d)	44	52

Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	75

Indiana Michigan Power Co. 3.25%, 5/1/2051	55	58

ITC Holdings Corp. 2.95%, 5/14/2030 (d)	30	32

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	44	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	75

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Massachusetts Electric Co. 4.00%, 8/15/2046 (d)	13	14

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	62	58

NRG Energy, Inc. 2.45%, 12/2/2027 (d)	118	119

OGE Energy Corp. 0.70%, 5/26/2023	30	30

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	35	35

Pacific Gas and Electric Co.

1.37%, 3/10/2023	115	115

3.75%, 8/15/2042 (i)	62	56

PPL Capital Funding, Inc. 4.00%, 9/15/2047	52	61

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	40	40

Series C, 4.13%, 3/1/2048	30	32

		1,713

Electrical Equipment — 0.0% (e)

Eaton Corp. 4.15%, 11/2/2042	70	83

Energy Equipment & Services — 0.0% (e)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	66	72

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	66	73

		145

Entertainment — 0.0% (e)

Walt Disney Co. (The)

2.65%, 1/13/2031	90	94

3.50%, 5/13/2040	84	94

		188

Equity Real Estate Investment Trusts (REITs) — 0.2%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	102	112

American Tower Corp.

1.88%, 10/15/2030	256	248

3.10%, 6/15/2050	27	27

2.95%, 1/15/2051	17	16

Brixmor Operating Partnership LP 2.25%, 4/1/2028	40	40

Corporate Office Properties LP 2.75%, 4/15/2031	54	54

Crown Castle International Corp. 3.10%, 11/15/2029	96	102

CubeSmart LP 2.00%, 2/15/2031	102	99

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Digital Realty Trust LP 3.70%, 8/15/2027	90	101

Equinix, Inc.

2.90%, 11/18/2026	70	75

2.00%, 5/15/2028	89	89

Federal Realty Investment Trust 1.25%, 2/15/2026	70	69

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	88	85

Healthpeak Properties, Inc. 2.88%, 1/15/2031	96	100

Mid-America Apartments LP 3.60%, 6/1/2027	105	117

Office Properties Income Trust 2.65%, 6/15/2026	60	61

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	158	173

UDR, Inc. 2.10%, 8/1/2032	88	84

WP Carey, Inc.

4.25%, 10/1/2026	26	29

2.40%, 2/1/2031	36	36

		1,717

Food & Staples Retailing — 0.0% (e)

7-Eleven, Inc. 0.63%, 2/10/2023 (d)	120	120

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (d)	96	100

3.44%, 5/13/2041 (d)	60	62

3.63%, 5/13/2051 (d)	65	68

Kroger Co. (The) 3.95%, 1/15/2050	58	66

Sysco Corp. 2.40%, 2/15/2030	132	134

		550

Food Products — 0.0% (e)

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	75	76

Conagra Brands, Inc. 1.38%, 11/1/2027	90	88

Mondelez International, Inc. 1.88%, 10/15/2032	60	58

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	118	119

		341

Gas Utilities — 0.0% (e)

Atmos Energy Corp. 0.63%, 3/9/2023	20	20

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	38

		58

Health Care Equipment & Supplies — 0.0% (e)

Becton Dickinson and Co. 3.79%, 5/20/2050	52	58

Boston Scientific Corp.

4.00%, 3/1/2029	40	45

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Equipment & Supplies — continued

4.55%, 3/1/2039	36	44

DH Europe Finance II SARL 3.25%, 11/15/2039	30	32

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	102	112

		291

Health Care Providers & Services — 0.0% (e)

Anthem, Inc. 2.25%, 5/15/2030	100	101

Banner Health 1.90%, 1/1/2031	100	98

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	69

CommonSpirit Health 2.78%, 10/1/2030	74	77

CVS Health Corp. 2.70%, 8/21/2040	92	89

HCA, Inc.

5.25%, 6/15/2026	224	259

3.50%, 7/15/2051	50	50

Quest Diagnostics, Inc. 2.80%, 6/30/2031	70	73

		816

Hotels, Restaurants & Leisure — 0.0% (e)

Starbucks Corp. 3.35%, 3/12/2050	52	54

Household Durables — 0.0% (e)

Lennar Corp. 5.00%, 6/15/2027	155	180

Household Products — 0.0% (e)

Kimberly-Clark Corp. 3.70%, 6/1/2043	35	40

Independent Power and Renewable Electricity Producers — 0.0% (e)

Alexander Funding Trust 1.84%, 11/15/2023 (d)	198	202

Exelon Generation Co. LLC 3.25%, 6/1/2025	194	209

Southern Power Co. 5.15%, 9/15/2041	74	90

		501

Industrial Conglomerates — 0.0% (e)

General Electric Co. 3.45%, 5/1/2027	96	106

Roper Technologies, Inc. 1.75%, 2/15/2031	90	86

		192

Insurance — 0.0% (e)

American International Group, Inc.

3.40%, 6/30/2030	66	72

4.38%, 6/30/2050	74	91

Athene Global Funding 2.75%, 6/25/2024 (d)	92	96

Brown & Brown, Inc. 2.38%, 3/15/2031	92	92

F&G Global Funding 1.75%, 6/30/2026 (d)	40	40

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Insurance — continued

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	106	118

Northwestern Mutual Global Funding

1.70%, 6/1/2028 (d)	40	40

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	96	99

		648

Internet & Direct Marketing Retail — 0.0% (e)

eBay, Inc. 2.60%, 5/10/2031	160	163

IT Services — 0.0% (e)

Global Payments, Inc. 3.20%, 8/15/2029	30	32

Machinery — 0.0% (e)

Otis Worldwide Corp. 3.11%, 2/15/2040	66	68

Media — 0.0% (e)

Charter Communications Operating LLC

2.80%, 4/1/2031	162	166

3.70%, 4/1/2051	96	95

Comcast Corp.

1.50%, 2/15/2031	200	190

3.25%, 11/1/2039	84	89

Cox Communications, Inc.

1.80%, 10/1/2030 (d)	60	57

2.95%, 10/1/2050 (d)	44	42

Discovery Communications LLC 3.63%, 5/15/2030	88	96

ViacomCBS, Inc.

4.00%, 1/15/2026	60	67

4.38%, 3/15/2043	52	60

5.85%, 9/1/2043	50	68

		930

Metals & Mining — 0.0% (e)

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (d)	400	432

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	96	96

Steel Dynamics, Inc. 1.65%, 10/15/2027	60	60

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	40	52

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	96	102

		742

Multiline Retail — 0.0% (e)

Kohl’s Corp. 3.38%, 5/1/2031	74	77

Nordstrom, Inc. 4.25%, 8/1/2031 (d)	80	83

		160

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	77

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — 0.0% (e)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	43

CenterPoint Energy, Inc. 1.45%, 6/1/2026	44	44

Consumers Energy Co. 3.25%, 8/15/2046	30	32

Puget Energy, Inc. 2.38%, 6/15/2028 (d)	54	54

WEC Energy Group, Inc. 1.38%, 10/15/2027	44	43

		216

Oil, Gas & Consumable Fuels — 0.2%

BP Capital Markets America, Inc.

3.63%, 4/6/2030	158	177

2.77%, 11/10/2050	44	41

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	86

Chevron Corp. 2.98%, 5/11/2040	96	101

Diamondback Energy, Inc. 3.25%, 12/1/2026	96	103

Enable Midstream Partners LP

3.90%, 5/15/2024 (i)	190	203

4.40%, 3/15/2027	90	99

5.00%, 5/15/2044 (i)	105	114

Energy Transfer LP 3.90%, 7/15/2026	146	159

Exxon Mobil Corp. 3.00%, 8/16/2039	146	150

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (d)	40	40

4.32%, 12/30/2039 (d)	30	31

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	198	203

HollyFrontier Corp.

2.63%, 10/1/2023	22	23

5.88%, 4/1/2026	90	104

MPLX LP

2.65%, 8/15/2030	88	88

4.50%, 4/15/2038	52	60

NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	40	41

ONEOK, Inc. 2.20%, 9/15/2025	88	90

Phillips 66 Partners LP 3.55%, 10/1/2026	44	48

Pioneer Natural Resources Co. 1.90%, 8/15/2030	58	56

Plains All American Pipeline LP 4.65%, 10/15/2025	150	168

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	117

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	44	49

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	88	91

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	96	98

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	102	117

		2,657

Pharmaceuticals — 0.0% (e)

Bristol-Myers Squibb Co. 2.35%, 11/13/2040	260	250

Royalty Pharma plc

1.75%, 9/2/2027 (d)	20	20

3.30%, 9/2/2040 (d)	40	40

3.55%, 9/2/2050 (d)	26	26

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	404

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	66

Viatris, Inc. 3.85%, 6/22/2040 (d)	96	102

		908

Professional Services — 0.0% (e)

IHS Markit Ltd. 4.25%, 5/1/2029	70	81

Road & Rail — 0.0% (e)

Canadian National Railway Co. (Canada) 2.45%, 5/1/2050	30	27

Kansas City Southern 4.70%, 5/1/2048	37	46

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	106	105

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	150	150

Union Pacific Corp. 3.55%, 8/15/2039	70	78

		406

Semiconductors & Semiconductor Equipment — 0.0% (e)

Broadcom, Inc. 4.15%, 11/15/2030	356	398

Microchip Technology, Inc. 0.98%, 9/1/2024 (d)	75	75

NXP BV (China)

2.50%, 5/11/2031 (d)	70	71

3.25%, 5/11/2041 (d)	75	77

Xilinx, Inc. 2.38%, 6/1/2030	45	46

		667

Software — 0.0% (e)

Citrix Systems, Inc. 1.25%, 3/1/2026	15	15

Oracle Corp.

2.30%, 3/25/2028	25	26

2.95%, 4/1/2030	124	131

3.80%, 11/15/2037	124	135

VMware, Inc. 4.70%, 5/15/2030	84	99

		406

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — 0.0% (e)

Lowe’s Cos., Inc.

1.70%, 10/15/2030	40	38

3.70%, 4/15/2046	102	112

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	106	120

Tractor Supply Co. 1.75%, 11/1/2030	100	95

		365

Technology Hardware, Storage & Peripherals — 0.0% (e)

Apple, Inc. 3.45%, 2/9/2045	128	143

Dell International LLC 6.20%, 7/15/2030	246	316

		459

Thrifts & Mortgage Finance — 0.0% (e)

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (d) (f)	250	251

Tobacco — 0.0% (e)

Altria Group, Inc. 2.45%, 2/4/2032	70	68

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	92	91

3.73%, 9/25/2040	96	94

		253

Trading Companies & Distributors — 0.0% (e)

Air Lease Corp.

2.88%, 1/15/2026	50	53

1.88%, 8/15/2026	210	210

		263

Wireless Telecommunication Services — 0.0% (e)

T-Mobile USA, Inc.

2.55%, 2/15/2031	212	215

3.00%, 2/15/2041	128	126

		341

Total Corporate Bonds (Cost $34,260)		33,875

Mortgage-Backed Securities — 0.7%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	112	120

Pool # QA6772, 3.50%, 1/1/2050	836	900

Pool # RA4224, 3.00%, 11/1/2050	232	245

Pool # QB8503, 2.50%, 2/1/2051	263	273

FNMA UMBS, 30 Year

Pool # BO1362, 4.00%, 6/1/2049	145	156

Pool # FM3118, 3.00%, 5/1/2050	215	228

Pool # BR4318, 3.00%, 1/1/2051	403	421

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # BQ8009, 4.00%, 2/1/2051	633	697

Pool # BQ8010, 4.00%, 2/1/2051	664	726

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	120	133

Pool # BL2588, 2.97%, 8/1/2026	290	316

Pool # AM3010, 5.07%, 3/1/2028	111	133

Pool # AM5319, 4.34%, 1/1/2029	97	113

Pool # BL3774, 2.77%, 8/1/2031	100	109

Pool # BL3648, 2.85%, 8/1/2031	100	110

Pool # BL3700, 2.92%, 8/1/2031	100	110

Pool # BF0230, 5.50%, 1/1/2058 (j)	345	411

Pool # BF0497, 3.00%, 7/1/2060 (j)	194	205

FNMA/FHLMC UMBS, Single Family, 15 Year TBA, 2.00%, 9/25/2036 (j)	420	432

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (j)	850	877

TBA, 2.50%, 9/25/2051 (j)	2,275	2,344

GNMA II, 30 Year

Pool # 783525, 4.50%, 12/20/2031	36	39

Pool # 784602, 4.00%, 5/20/2038	131	140

Pool # BS8546, 2.50%, 12/20/2050	374	393

Pool # 785294, 3.50%, 1/20/2051	400	439

Pool # CA8452, 3.00%, 2/20/2051	481	515

Pool # CA9005, 3.00%, 2/20/2051	407	439

Pool # CB1543, 3.00%, 2/20/2051	323	344

Pool # CA3588, 3.50%, 2/20/2051	308	333

Pool # CB1536, 3.50%, 2/20/2051	791	859

Pool # CB1542, 3.00%, 3/20/2051	406	431

Pool # CB4433, 3.00%, 3/20/2051	684	714

Pool # CC0070, 3.00%, 3/20/2051	59	63

Pool # CC8726, 3.00%, 3/20/2051	75	81

Pool # CC8738, 3.00%, 3/20/2051	90	96

Pool # CC8723, 3.50%, 3/20/2051	796	864

Pool # CC0088, 4.00%, 3/20/2051	73	78

Pool # CC0092, 4.00%, 3/20/2051	86	93

Pool # CC8727, 3.00%, 4/20/2051	135	143

Pool # CC8739, 3.00%, 4/20/2051	314	336

Pool # CC8740, 3.00%, 4/20/2051	284	303

Pool # CC8751, 3.00%, 4/20/2051	65	69

Total Mortgage-Backed Securities (Cost $15,924)		15,831

Asset-Backed Securities — 0.6%

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (d)	145	146

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	79

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (d)	220	220

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 ‡ (d) (i)	219	218

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	136	139

Series 2016-3, Class AA, 3.00%, 10/15/2028	180	183

Series 2019-1, Class AA, 3.15%, 2/15/2032	142	146

Business Jet Securities LLC

Series 2021-1A, Class A, 2.16%, 4/15/2036 (d)	177	178

Series 2021-1A, Class B, 2.92%, 4/15/2036 (d)	237	239

CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (d)	281	281

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (d)	245	247

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (d)	92	92

Series 2021-A, Class B, 0.61%, 2/18/2025 (d)	135	135

Series 2021-A, Class C, 0.83%, 9/15/2026 (d)	450	449

Series 2021-B, Class C, 1.23%, 3/15/2027 (d)	140	140

Credit Acceptance Auto Loan Trust

Series 2021-2A, Class A, 0.96%, 2/15/2030 (d)	380	381

Series 2021-3A, Class A, 1.00%, 5/15/2030 (d)	250	250

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (d)	270	270

Crossroads Asset Trust

Series 2021-A, Class A1, 0.37%, 12/20/2021 (d)	69	70

Series 2021-A, Class A2, 0.82%, 3/20/2024 (d)	155	155

Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (d)	155	155

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	265	268

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (d)	149	150

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Drive Auto Receivables Trust Series 2017-1, Class D, 3.84%, 3/15/2023	26	26

DT Auto Owner Trust Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	295	296

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	90	90

Series 2021-1A, Class B, 0.50%, 2/18/2025	225	225

Series 2021-1A, Class C, 0.74%, 1/15/2026	350	349

Series 2021-2A, Class C, 0.98%, 6/15/2026	165	165

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	436	436

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (d) (k)	156	156

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (d)	139	139

Series 2021-2, Class A, 0.37%, 12/15/2026 (d)	423	422

Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	100	100

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (d)	73	73

Series 2021-2, Class A, 0.68%, 6/19/2028 (d)	116	116

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (d)	175	175

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	205	205

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (d)	25	25

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (k)	121	121

2.33%, 11/10/2032 ‡ (k)	100	100

Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (d)	195	196

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (d)	105	105

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (d)	170	171

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (d)	235	236

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-1A, Class B, 2.33%, 3/20/2026 (d)	245	246

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (d)	299	298

NRZ Excess Spread-Collateralized Notes

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (d)	313	312

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (d)	355	354

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (d)	187	187

Oportun Funding XIV LLC

Series 2021-A, Class A, 1.21%, 3/8/2028 (d)	118	118

Series 2021-A, Class B, 1.76%, 3/8/2028 ‡ (d)	370	369

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (d)	425	426

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	652	653

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	365	365

Progress Residential Trust Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (d)	453	452

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (d)	185	185

Sierra Timeshare Receivables Funding LLC Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (d)	219	220

United Airlines Pass-Through Trust

Series 2019-2, Class B, 3.50%, 5/1/2028	85	84

Series 2016-2, Class A, 3.10%, 10/7/2028	41	41

Series 2018-1, Class A, 3.70%, 3/1/2030	110	113

United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	180	180

Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (d)	186	186

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	205	205

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (d) (i)	289	289

Westlake Automobile Receivables Trust Series 2021-1A, Class C, 0.95%, 3/16/2026 (d)	315	315

Total Asset-backed Securities (Cost $14,008)		14,037

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — 0.3%

Bayview Financing Trust Series 2021-2F, Class M1, 1.57%, 12/31/2049 ‡ (d) (k)	116	116

Bayview Opportunity Master Fund Trust Series 2014-1SBC, 1.56%, 1/10/2031 ‡ (k)	202	202

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (d)	259	260

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (d) (k)	264	264

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (d) (k)	257	257

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	102	117

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, Class A1, 6.50%, 8/25/2041	221	251

Series 2002-T4, Class A1, 6.50%, 12/25/2041	25	29

FNMA, REMIC

Series 2017-35, Class VA, 4.00%, 7/25/2028	162	175

Series 2011-41, Class KA, 4.00%, 1/25/2041	23	24

Series 2019-7, Class CA, 3.50%, 11/25/2057	542	579

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	203	233

GNMA Series 2015-H16, Class FG, 0.55%, 7/20/2065 (k)	89	90

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (d) (i)	110	111

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (d) (k)	340	339

Pretium Mortgage Credit Partners I LLC Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (d) (i)	388	388

PRPM LLC Series 2021-2, Class A1, 2.12%, 3/25/2026 (d) (k)	461	462

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	579	618

Series 2018-2, Class M55D, 4.00%, 11/25/2057	469	509

Series 2018-4, Class M55D, 4.00%, 3/25/2058	74	80

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (d) (k)	418	427

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	81

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (d) (i)	127	127

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (d) (i)	130	130

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (i)	432	431

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (d) (i)	373	373

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (d) (i)	299	299

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (d) (i)	289	289

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (i)	359	359

Total Collateralized Mortgage Obligations (Cost $7,518)		7,539

Commercial Mortgage-Backed Securities — 0.1%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (d) (k)	270	269

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (d) (k)	115	114

BPR Trust Series 2021-KEN, Class A, 1.32%, 2/15/2029 (d) (k)	220	220

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	206	204

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (k)	916	126

FREMF Mortgage Trust

Series 2016-K56, Class B, 4.07%, 6/25/2049 (d) (k)	85	94

Series 2016-K722, Class B, 3.99%, 7/25/2049 (d) (k)	45	47

Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (k)	465	511

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	195	203

Total Commercial Mortgage-Backed Securities (Cost $1,786)		1,788

Foreign Government Securities — 0.0% (e)

United Mexican States (Mexico)

2.66%, 5/24/2031(Cost $399)	400	391

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $42,915)	42,915	42,915

Total Investments — 99.9% (Cost $2,016,350)		2,388,146
Other Assets Less Liabilities — 0.1%		3,373

NET ASSETS — 100.0%		2,391,519

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2021.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(e)	Amount rounds to less than 0.1% of net assets.
(f)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

(g)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(j)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.

(k)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	479	09/2021	EUR	23,063	(215)
FTSE 100 Index	181	09/2021	GBP	17,478	(150)
Russell 2000 E-Mini Index	34	09/2021	USD	3,920	— (a)
S&P 500 E-Mini Index	307	09/2021	USD	65,828	668
TOPIX Index	33	09/2021	JPY	5,769	(41)

					262

Short Contracts
Canada 10 Year Bond	(626)	09/2021	CAD	(73,468)	(853)
Long Gilt	(182)	09/2021	GBP	(32,251)	(287)
U.S. Treasury 10 Year Note	(258)	09/2021	USD	(34,165)	(85)

					(1,225)

					(963)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	83

JPMorgan SmartRetirement® Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 50.0%

Fixed Income — 13.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,714	56,804

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	16,998	145,846

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,941	15,648

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,948	15,665

JPMorgan High Yield Fund Class R6 Shares (a)	3,729	27,335

JPMorgan Income Fund Class R6 Shares (a)	1,621	15,498

JPMorgan Managed Income Fund Class L Shares (a)	101	1,018

Total Fixed Income		277,814

International Equity — 8.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,708	173,746

U.S. Equity — 28.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	9,483	619,710

Total Investment Companies (Cost $825,023)		1,071,270

Exchange-Traded Funds — 47.5%

Alternative Assets — 5.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	1,114	106,795

Fixed Income — 4.8%

JPMorgan High Yield Research Enhanced ETF (a)	885	46,309

JPMorgan U.S. Aggregate Bond ETF (a)	1,039	56,585

Total Fixed Income		102,894

International Equity — 24.4%

JPMorgan BetaBuilders International Equity ETF (a)	8,737	522,197

U.S. Equity — 13.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,179	106,020

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,042	70,469

JPMorgan U.S. Value Factor ETF (a)	2,971	107,568

Total U.S. Equity		284,057

Total Exchange-Traded Funds (Cost $876,978)		1,015,943

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $8,611)	8,548	8,613

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $40,077)	40,077	40,077

Total Investments — 99.8% (Cost $1,750,689)		2,135,903
Other Assets Less Liabilities — 0.2%		4,682

NET ASSETS — 100.0%		2,140,585

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	430	09/2021	EUR	20,703	(193)
FTSE 100 Index	163	09/2021	GBP	15,739	(135)
Russell 2000 E-Mini Index	55	09/2021	USD	6,342	— (a)
S&P 500 E-Mini Index	275	09/2021	USD	58,967	605
TOPIX Index	30	09/2021	JPY	5,244	(37)

					240

Short Contracts
Canada 10 Year Bond	(541)	09/2021	CAD	(63,491)	(737)
Long Gilt	(164)	09/2021	GBP	(29,061)	(258)
U.S. Treasury 10 Year Note	(232)	09/2021	USD	(30,722)	(77)

					(1,072)

					(832)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	85

JPMorgan SmartRetirement® Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 49.1%

Fixed Income — 6.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,034	24,512

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,658	48,544

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	953	7,684

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	957	7,693

JPMorgan High Yield Fund Class R6 Shares (a)	1,992	14,598

JPMorgan Income Fund Class R6 Shares (a)	1,269	12,130

JPMorgan Managed Income Fund Class L Shares (a)	42	424

Total Fixed Income		115,585

International Equity — 9.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,812	153,541

U.S. Equity — 33.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,522	556,933

Total Investment Companies (Cost $619,421)		826,059

Exchange-Traded Funds — 48.5%

Alternative Assets — 5.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	941	90,216

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	559	29,243

JPMorgan U.S. Aggregate Bond ETF (a)	24	1,291

Total Fixed Income		30,534

International Equity — 27.0%

JPMorgan BetaBuilders International Equity ETF (a)	7,652	457,332

U.S. Equity — 14.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,025	92,164

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	917	62,041

JPMorgan U.S. Value Factor ETF (a)	2,356	85,298

Total U.S. Equity		239,503

Total Exchange-traded Funds (Cost $701,396)		817,585

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $6,774)	6,724	6,775

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $31,718)	31,718	31,718

Total Investments — 99.9% (Cost $1,359,309)		1,682,137
Other Assets Less Liabilities — 0.1%		2,436

NET ASSETS — 100.0%		1,684,573

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	340	09/2021	EUR	16,370	(152)
FTSE 100 Index	126	09/2021	GBP	12,167	(105)
Russell 2000 E-Mini Index	37	09/2021	USD	4,266	— (a)
S&P 500 E-Mini Index	217	09/2021	USD	46,530	470
TOPIX Index	23	09/2021	JPY	4,021	(28)

					185

Short Contracts
Canada 10 Year Bond	(442)	09/2021	CAD	(51,873)	(603)
Long Gilt	(128)	09/2021	GBP	(22,682)	(202)
U.S. Treasury 10 Year Note	(180)	09/2021	USD	(23,836)	(59)

					(864)

					(679)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	87

JPMorgan SmartRetirement® Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 49.1%

Fixed Income — 7.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,569	18,912

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,365	37,453

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	734	5,918

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	737	5,925

JPMorgan High Yield Fund Class R6 Shares (a)	1,531	11,223

JPMorgan Income Fund Class R6 Shares (a)	981	9,375

JPMorgan Managed Income Fund Class L Shares (a)	199	1,993

Total Fixed Income		90,799

International Equity — 9.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,192	117,034

U.S. Equity — 33.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,548	427,884

Total Investment Companies (Cost $473,136)		635,717

Exchange-Traded Funds — 48.7%

Alternative Assets — 5.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	741	70,974

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	433	22,628

JPMorgan U.S. Aggregate Bond ETF (a)	18	996

Total Fixed Income		23,624

International Equity — 27.1%

JPMorgan BetaBuilders International Equity ETF (a)	5,881	351,512

U.S. Equity — 14.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	807	72,569

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	706	47,771

JPMorgan U.S. Value Factor ETF (a)	1,792	64,876

Total U.S. Equity		185,216

Total Exchange-traded Funds (Cost $540,668)		631,326

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $5,151)	5,113	5,152

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $22,235)	22,235	22,235

Total Investments — 99.9% (Cost $1,041,190)		1,294,430
Other Assets Less Liabilities — 0.1%		1,737

NET ASSETS — 100.0%		1,296,167

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	262	09/2021	EUR	12,615	(117)
FTSE 100 Index	99	09/2021	GBP	9,560	(82)
Russell 2000 E-Mini Index	25	09/2021	USD	2,883	— (a)
S&P 500 E-Mini Index	167	09/2021	USD	35,809	386
TOPIX Index	18	09/2021	JPY	3,146	(22)

					165

Short Contracts
Canada 10 Year Bond	(341)	09/2021	CAD	(40,020)	(465)
Long Gilt	(99)	09/2021	GBP	(17,543)	(156)
U.S. Treasury 10 Year Note	(139)	09/2021	USD	(18,407)	(46)

					(667)

					(502)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	89

JPMorgan SmartRetirement® Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 49.1%

Fixed Income — 7.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	836	10,070

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,324	19,943

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	388	3,130

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	390	3,133

JPMorgan High Yield Fund Class R6 Shares (a)	924	6,772

JPMorgan Income Fund Class R6 Shares (a)	520	4,967

JPMorgan Managed Income Fund Class L Shares (a)	18	179

Total Fixed Income		48,194

International Equity — 9.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,789	62,868

U.S. Equity — 33.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,474	227,047

Total Investment Companies (Cost $251,507)		338,109

Exchange-Traded Funds — 48.4%

Alternative Assets — 5.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	388	37,141

Fixed Income — 1.7%

JPMorgan High Yield Research Enhanced ETF (a)	214	11,219

JPMorgan U.S. Aggregate Bond ETF (a)	10	530

Total Fixed Income		11,749

International Equity — 27.1%

JPMorgan BetaBuilders International Equity ETF (a)	3,120	186,456

U.S. Equity — 14.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	419	37,660

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	373	25,251

JPMorgan U.S. Value Factor ETF (a)	948	34,311

Total U.S. Equity		97,222

Total Exchange-Traded Funds (Cost $283,644)		332,568

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $2,800)	2,779	2,800

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.9%

Investment Companies — 1.9%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $13,254)	13,254	13,254

Total Investments — 99.8% (Cost $551,205)		686,731
Other Assets Less Liabilities — 0.2%		1,065

NET ASSETS — 100.0%		687,796

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	137	09/2021	EUR	6,596	(62)
FTSE 100 Index	52	09/2021	GBP	5,021	(43)
Russell 2000 E-Mini Index	16	09/2021	USD	1,845	— (a)
S&P 500 E-Mini Index	91	09/2021	USD	19,513	192
TOPIX Index	9	09/2021	JPY	1,573	(11)

					76

Short Contracts
Canada 10 Year Bond	(182)	09/2021	CAD	(21,360)	(248)
Long Gilt	(52)	09/2021	GBP	(9,214)	(82)
U.S. Treasury 10 Year Note	(73)	09/2021	USD	(9,667)	(24)

					(354)

					(278)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	91

JPMorgan SmartRetirement® Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 48.9%

Fixed Income — 6.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	234	2,815

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	650	5,574

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	104	840

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	104	840

JPMorgan High Yield Fund Class R6 Shares (a)	238	1,743

JPMorgan Income Fund Class R6 Shares (a)	149	1,425

JPMorgan Managed Income Fund Class L Shares (a)	16	161

Total Fixed Income		13,398

International Equity — 9.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	790	17,805

U.S. Equity — 33.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	998	65,217

Total Investment Companies (Cost $75,731)		96,420

Exchange-Traded Funds — 48.7%

Alternative Assets — 5.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	113	10,816

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	64	3,347

JPMorgan U.S. Aggregate Bond ETF (a)	3	148

Total Fixed Income		3,495

International Equity — 27.1%

JPMorgan BetaBuilders International Equity ETF (a)	895	53,499

U.S. Equity — 14.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	120	10,827

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	107	7,262

JPMorgan U.S. Value Factor ETF (a)	278	10,073

Total U.S. Equity		28,162

Total Exchange-Traded Funds (Cost $83,444)		95,972

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $995)	988	996

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $3,949)	3,949	3,949

Total Investments — 100.1% (Cost $164,119)		197,337
Liabilities in Excess of Other Assets — (0.1)%		(152)

NET ASSETS — 100.0%		197,185

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
EURO STOXX 50 Index	39	09/2021	EUR	1,878	(17)
FTSE 100 Index	15	09/2021	GBP	1,448	(12)
Russell 2000 E-Mini Index	4	09/2021	USD	461	— (a)
S&P 500 E-Mini Index	25	09/2021	USD	5,361	54
TOPIX Index	3	09/2021	JPY	524	(4)

					21

Short Contracts
Canada 10 Year Bond	(51)	09/2021	CAD	(5,985)	(70)
Long Gilt	(14)	09/2021	GBP	(2,481)	(22)
U.S. Treasury 10 Year Note	(20)	09/2021	USD	(2,648)	(7)

					(99)

					(78)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	93

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$220,611		$437,132		$537,500
Investments in affiliates, at value	547,903		1,023,500		1,777,847
Receivables:
Investment securities sold	4,030		16,821		7,334
Investment securities sold — delayed delivery securities	8,401		17,320		23,790
Fund shares sold	2,327		5,469		8,567
Interest from non-affiliates	746		1,468		1,941
Dividends from affiliates	65		127		149
Variation margin on futures contracts	122		823		657
Due from adviser	47		74		76

Total Assets	784,252		1,502,734		2,357,861

LIABILITIES:
Payables:
Due to custodian	402		960		1,268
Distributions	43		82		139
Investment securities purchased	1,147		4		6,889
Investment securities purchased — delayed delivery securities	18,977		38,719		53,366
Fund shares redeemed	170		2,268		1,059
Accrued liabilities:
Administration fees	31		62		101
Distribution fees	2		8		10
Service fees	7		16		26
Custodian and accounting fees	9		14		19
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	55		42		69

Total Liabilities	20,843		42,175		62,946

Net Assets	$763,409		$1,460,559		$2,294,915

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$686,902	$1,308,778	$1,995,297
Total distributable earnings (loss)	76,507	151,781	299,618

Total Net Assets	$763,409	$1,460,559	$2,294,915

Net Assets:
Class I	$6,243	$10,270	$22,423
Class R2	56	29	1,230
Class R3	9,146	38,449	47,880
Class R4	13,511	16,644	32,349
Class R5	21,633	34,438	72,428
Class R6	712,820	1,360,729	2,118,605

Total	$763,409	$1,460,559	$2,294,915

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	320	468	918
Class R2	3	1	50
Class R3	470	1,756	1,962
Class R4	693	759	1,322
Class R5	1,111	1,570	2,962
Class R6	36,578	62,026	86,630

Net Asset Value (a):
Class I — Offering and redemption price per share	$19.48	$21.93	$24.44
Class R2 — Offering and redemption price per share	19.47	21.96	24.43
Class R3 — Offering and redemption price per share	19.47	21.90	24.40
Class R4 — Offering and redemption price per share	19.48	21.94	24.46
Class R5 — Offering and redemption price per share	19.48	21.94	24.45
Class R6 — Offering and redemption price per share	19.49	21.94	24.46

Cost of investments in non-affiliates	$216,247	$429,403	$540,939
Cost of investments in affiliates	490,718	915,341	1,524,546

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	95

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$506,287		$112,454	$8,613
Investments in affiliates, at value	2,145,002		2,275,692	2,127,290
Receivables:
Investment securities sold	3,920		5,973	13,044
Investment securities sold — delayed delivery securities	22,284		3,266	—
Fund shares sold	7,722		7,586	7,363
Interest from non-affiliates	1,784		409	49
Dividends from affiliates	150		57	52
Variation margin on futures contracts	840		437	801
Due from adviser	39		91	56

Total Assets	2,688,028		2,405,965	2,157,268

LIABILITIES:
Payables:
Due to custodian	1,182		444	51
Distributions	104		175	88
Investment securities purchased	4,111		5,471	15,057
Investment securities purchased — delayed delivery securities	50,026		7,524	—
Fund shares redeemed	644		613	1,302
Accrued liabilities:
Administration fees	117		106	96
Distribution fees	13		9	9
Service fees	33		23	21
Custodian and accounting fees	20		16	14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	(a)
Other	41		65	45

Total Liabilities	56,291		14,446	16,683

Net Assets	$2,631,737		$2,391,519	$2,140,585

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$2,210,297	$1,961,866	$1,703,470
Total distributable earnings (loss)	421,440	429,653	437,115

Total Net Assets	$2,631,737	$2,391,519	$2,140,585

Net Assets:
Class I	$24,992	$13,615	$8,625
Class R2	44	673	38
Class R3	64,653	40,550	42,002
Class R4	42,877	38,286	34,312
Class R5	87,630	68,066	54,184
Class R6	2,411,541	2,230,329	2,001,424

Total	$2,631,737	$2,391,519	$2,140,585

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	937	471	285
Class R2	2	23	1
Class R3	2,431	1,406	1,394
Class R4	1,608	1,324	1,136
Class R5	3,287	2,354	1,793
Class R6	90,425	77,130	66,240

Net Asset Value (a):
Class I — Offering and redemption price per share	$26.66	$28.89	$30.22
Class R2 — Offering and redemption price per share	26.76	28.90	30.25
Class R3 — Offering and redemption price per share	26.59	28.84	30.13
Class R4 — Offering and redemption price per share	26.67	28.91	30.21
Class R5 — Offering and redemption price per share	26.66	28.91	30.21
Class R6 — Offering and redemption price per share	26.67	28.92	30.21

Cost of investments in non-affiliates	$509,177	$113,120	$8,611
Cost of investments in affiliates	1,777,830	1,903,230	1,742,078

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	97

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$6,775		$5,152		$2,800		$996
Investments in affiliates, at value	1,675,362		1,289,278		683,931		196,341
Receivables:
Due from custodian	—		1,914		—		—
Investment securities sold	8,409		3,504		3,505		355
Fund shares sold	3,001		2,300		1,536		257
Interest from non-affiliates	39		29		16		6
Dividends from affiliates	40		32		17		5
Variation margin on futures contracts	705		1,150		128		176
Due from adviser	16		11		8		3

Total Assets	1,694,347		1,303,370		691,941		198,139

LIABILITIES:
Payables:
Due to custodian	40		—		16		5
Distributions	118		71		55		10
Investment securities purchased	9,219		6,451		3,763		842
Fund shares redeemed	253		557		212		49
Accrued liabilities:
Administration fees	75		59		30		8
Distribution fees	5		3		1		1
Service fees	15		11		7		1
Custodian and accounting fees	11		9		7		6
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	38		42		54		32

Total Liabilities	9,774		7,203		4,145		954

Net Assets	$1,684,573		$1,296,167		$687,796		$197,185

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$1,324,263	$1,014,593	$536,448	$160,389
Total distributable earnings (loss)	360,310	281,574	151,348	36,796

Total Net Assets	$1,684,573	$1,296,167	$687,796	$197,185

Net Assets:
Class I	$10,992	$4,604	$3,117	$540
Class R2	36	46	38	36
Class R3	23,407	15,505	6,346	2,590
Class R4	23,361	26,235	12,967	338
Class R5	42,522	37,779	27,827	7,173
Class R6	1,584,255	1,211,998	637,501	186,508

Total	$1,684,573	$1,296,167	$687,796	$197,185

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	355	149	101	23
Class R2	1	1	1	2
Class R3	757	501	207	109
Class R4	753	847	422	14
Class R5	1,371	1,220	905	302
Class R6	51,034	39,111	20,723	7,852

Net Asset Value (a):
Class I — Offering and redemption price per share	$31.00	$31.00	$30.75	$23.77
Class R2 — Offering and redemption price per share	31.02	30.99	30.76	23.76
Class R3 — Offering and redemption price per share	30.93	30.93	30.66	23.71
Class R4 — Offering and redemption price per share	31.00	30.97	30.72	23.80
Class R5 — Offering and redemption price per share	31.02	30.97	30.74	23.74
Class R6 — Offering and redemption price per share	31.04	30.99	30.76	23.75

Cost of investments in non-affiliates	$6,774	$5,151	$2,800	$995
Cost of investments in affiliates	1,352,535	1,036,039	548,405	163,124

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	99

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,659		$3,415	$4,471
Dividend income from non-affiliates	528		1,118	365
Dividend income from affiliates	11,456		22,078	32,796

Total investment income	13,643		26,611	37,632

EXPENSES:
Investment advisory fees	1,174		2,274	3,253
Administration fees	497		965	1,391
Distribution fees:
Class R2	—	(a)	— (a)	6
Class R3	20		97	107
Service fees:
Class I	15		29	52
Class R2	—	(a)	— (a)	3
Class R3	20		97	107
Class R4	6		12	26
Class R5	24		38	73
Custodian and accounting fees	36		55	75
Interest expense to affiliates	—	(a)	— (a)	— (a)
Professional fees	39		45	49
Trustees’ and Chief Compliance Officer’s fees	27		28	30
Printing and mailing costs	13		21	29
Registration and filing fees	91		92	109
Transfer agency fees (See Note 2.I.)	13		16	22
Other	23		39	50

Total expenses	1,998		3,808	5,382

Less fees waived	(1,358)		(2,561)	(3,648)
Less expense reimbursements	(418)		(695)	(595)

Net expenses	222		552	1,139

Net investment income (loss)	13,421		26,059	36,493

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,358		12,930	16,983
Investments in affiliates	18,269		40,869	40,934
Futures contracts	5,983		12,895	29,897
Foreign currency transactions	35		26	101

Net realized gain (loss)	29,645		66,720	87,915

Distributions of capital gains received from investment company non-affiliates	—	(a)	—	— (a)
Distributions of capital gains received from investment company affiliates	1,062		2,065	2,574
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	2,564		4,658	(4,664)
Investments in affiliates	42,763		81,842	214,431
Futures contracts	(1,136)		(2,452)	(2,990)
Foreign currency translations	(13)		(48)	(58)

Change in net unrealized appreciation/depreciation	44,178		84,000	206,719

Net realized/unrealized gains (losses)	74,885		152,785	297,208

Change in net assets resulting from operations	$88,306		$178,844	$333,701

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$4,074	$604	$79
Dividend income from non-affiliates	508	505	528
Dividend income from affiliates	37,310	37,749	34,245

Total investment income	41,892	38,858	34,852

EXPENSES:
Investment advisory fees	3,690	3,131	2,890
Administration fees	1,577	1,353	1,242
Distribution fees:
Class R2	1	2	— (a)
Class R3	150	87	87
Service fees:
Class I	51	33	18
Class R2	1	1	— (a)
Class R3	150	87	87
Class R4	36	30	27
Class R5	90	65	51
Custodian and accounting fees	83	62	55
Interest expense to affiliates	— (a)	— (a)	— (a)
Professional fees	52	48	47
Trustees’ and Chief Compliance Officer’s fees	30	29	29
Printing and mailing costs	34	28	32
Registration and filing fees	85	98	90
Transfer agency fees (See Note 2.I.)	23	20	20
Other	53	47	44

Total expenses	6,106	5,121	4,719

Less fees waived	(4,114)	(3,503)	(3,237)
Less expense reimbursements	(144)	(423)	(65)

Net expenses	1,848	1,195	1,417

Net investment income (loss)	40,044	37,663	33,435

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,881	25,348	30,152
Investments in affiliates	34,949	15,661	14,069
Futures contracts	34,382	31,132	30,022
Foreign currency transactions	88	88	33

Net realized gain (loss)	97,300	72,229	74,276

Distributions of capital gains received from investment company non-affiliates	— (a)	— (a)	—
Distributions of capital gains received from investment company affiliates	2,294	5,947	3,163
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,857)	(2,311)	(4,711)
Investments in affiliates	324,324	335,267	352,804
Futures contracts	(3,326)	(2,743)	(2,733)
Foreign currency translations	(93)	(41)	(51)

Change in net unrealized appreciation/depreciation	312,048	330,172	345,309

Net realized/unrealized gains (losses)	411,642	408,348	422,748

Change in net assets resulting from operations	$451,686	$446,011	$456,183

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	101

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021 (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$58	$53	$26	$8
Dividend income from non-affiliates	444	320	188	41
Dividend income from affiliates	25,621	19,975	10,586	2,731

Total investment income	26,123	20,348	10,800	2,780

EXPENSES:
Investment advisory fees	2,195	1,733	927	232
Administration fees	949	745	397	101
Distribution fees:
Class R2	— (a)	— (a)	1	— (a)
Class R3	48	33	13	5
Service fees:
Class I	21	10	6	1
Class R2	— (a)	— (a)	— (a)	— (a)
Class R3	48	33	13	5
Class R4	20	21	12	1
Class R5	43	36	26	5
Custodian and accounting fees	40	33	27	26
Interest expense to affiliates	— (a)	— (a)	— (a)	—
Professional fees	43	41	38	34
Trustees’ and Chief Compliance Officer’s fees	28	27	26	25
Printing and mailing costs	28	29	26	13
Registration and filing fees	85	80	88	78
Transfer agency fees (See Note 2.I.)	17	16	12	8
Other	36	30	19	11

Total expenses	3,601	2,867	1,631	545

Less fees waived	(2,279)	(1,832)	(1,072)	(313)
Less expense reimbursements	(15)	(12)	(9)	(96)

Net expenses	1,307	1,023	550	136

Net investment income (loss)	24,816	19,325	10,250	2,644

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,406	17,659	9,132	1,801
Investments in affiliates	9,645	7,442	4,319	591
Futures contracts	21,947	20,149	9,966	2,517
Foreign currency transactions	25	40	16	4

Net realized gain (loss)	54,023	45,290	23,433	4,913

Distributions of capital gains received from investment company non-affiliates	—	—	—	— (a)
Distributions of capital gains received from investment company affiliates	1,012	796	420	102
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,455)	(2,640)	(487)	88
Investments in affiliates	296,864	234,684	126,056	31,922
Futures contracts	(1,894)	(1,679)	(851)	(231)
Foreign currency translations	(32)	(35)	(9)	(4)

Change in net unrealized appreciation/depreciation	293,483	230,330	124,709	31,775

Net realized/unrealized gains (losses)	348,518	276,416	148,562	36,790

Change in net assets resulting from operations	$373,334	$295,741	$158,812	$39,434

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,421	$12,739	$26,059	$24,794
Net realized gain (loss)	29,645	5,851	66,720	5,556
Distributions of capital gains received from investment company non-affiliates	— (a)	—	—	—
Distributions of capital gains received from investment company affiliates	1,062	643	2,065	1,495
Change in net unrealized appreciation/depreciation	44,178	(4,753)	84,000	(3,801)

Change in net assets resulting from operations	88,306	14,480	178,844	28,044

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(252)	(155)	(472)	(340)
Class R2	(3)	(1)	(1)	— (a)
Class R3	(310)	(51)	(1,461)	(677)
Class R4	(136)	(48)	(205)	(125)
Class R5	(978)	(1,419)	(1,518)	(3,905)
Class R6	(28,226)	(11,151)	(53,497)	(20,963)

Total distributions to shareholders	(29,905)	(12,825)	(57,154)	(26,010)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	214,256	64,126	390,974	92,161

NET ASSETS:
Change in net assets	272,657	65,781	512,664	94,195
Beginning of period	490,752	424,971	947,895	853,700

End of period	$763,409	$490,752	$1,460,559	$947,895

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$36,493	$29,826	$40,044	$29,692
Net realized gain (loss)	87,915	3,282	97,300	(11,154)
Distributions of capital gains received from investment company non-affiliates	— (a)	—	— (a)	—
Distributions of capital gains received from investment company affiliates	2,574	2,156	2,294	2,093
Change in net unrealized appreciation/depreciation	206,719	(3,807)	312,048	971

Change in net assets resulting from operations	333,701	31,457	451,686	21,602

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(730)	(456)	(546)	(575)
Class R2	(38)	(20)	(7)	— (a)
Class R3	(1,398)	(542)	(1,503)	(642)
Class R4	(421)	(180)	(452)	(241)
Class R5	(2,572)	(4,843)	(2,526)	(5,591)
Class R6	(66,778)	(28,949)	(59,270)	(29,459)

Total distributions to shareholders	(71,937)	(34,990)	(64,304)	(36,508)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	745,936	177,280	789,602	286,981

NET ASSETS:
Change in net assets	1,007,700	173,747	1,176,984	272,075
Beginning of period	1,287,215	1,113,468	1,454,753	1,182,678

End of period	$2,294,915	$1,287,215	$2,631,737	$1,454,753

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,663	$22,588	$33,435	$19,281
Net realized gain (loss)	72,229	(11,390)	74,276	(20,717)
Distributions of capital gains received from investment company non-affiliates	— (a)	—	—	—
Distributions of capital gains received from investment company affiliates	5,947	1,141	3,163	1,050
Change in net unrealized appreciation/depreciation	330,172	(1,289)	345,309	(2,567)

Change in net assets resulting from operations	446,011	11,050	456,183	(2,953)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(247)	(268)	(123)	(277)
Class R2	(7)	— (a)	(1)	— (a)
Class R3	(576)	(320)	(513)	(200)
Class R4	(331)	(246)	(275)	(191)
Class R5	(1,283)	(3,312)	(904)	(3,396)
Class R6	(38,622)	(23,444)	(32,156)	(20,095)

Total distributions to shareholders	(41,066)	(27,590)	(33,972)	(24,159)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	839,917	205,721	620,604	239,864

NET ASSETS:
Change in net assets	1,244,862	189,181	1,042,815	212,752
Beginning of period	1,146,657	957,476	1,097,770	885,018

End of period	$2,391,519	$1,146,657	$2,140,585	$1,097,770

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,816	$13,957	$19,325	$10,707
Net realized gain (loss)	54,023	(12,709)	45,290	(14,397)
Distributions of capital gains received from investment company affiliates	1,012	845	796	633
Change in net unrealized appreciation/depreciation	293,483	(3,784)	230,330	(1,521)

Change in net assets resulting from operations	373,334	(1,691)	295,741	(4,578)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(135)	(129)	(64)	(116)
Class R2	— (a)	— (a)	(1)	— (a)
Class R3	(265)	(115)	(182)	(75)
Class R4	(186)	(135)	(203)	(117)
Class R5	(720)	(1,979)	(616)	(1,903)
Class R6	(23,591)	(13,617)	(18,379)	(10,542)

Total distributions to shareholders	(24,897)	(15,975)	(19,445)	(12,753)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	544,305	117,972	374,613	148,834

NET ASSETS:
Change in net assets	892,742	100,306	650,909	131,503
Beginning of period	791,831	691,525	645,258	513,755

End of period	$1,684,573	$791,831	$1,296,167	$645,258

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,250	$5,721	$2,644	$1,049
Net realized gain (loss)	23,433	(6,398)	4,913	(1,097)
Distributions of capital gains received from investment company non-affiliates	—	—	— (a)	—
Distributions of capital gains received from investment company affiliates	420	342	102	60
Change in net unrealized appreciation/depreciation	124,709	(594)	31,775	(208)

Change in net assets resulting from operations	158,812	(929)	39,434	(196)

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(41)	(49)	(6)	(4)
Class R2	(1)	— (a)	— (a)	— (a)
Class R3	(71)	(27)	(26)	(15)
Class R4	(108)	(56)	(4)	(6)
Class R5	(437)	(825)	(98)	(97)
Class R6	(9,496)	(5,431)	(2,530)	(1,062)

Total distributions to shareholders	(10,154)	(6,388)	(2,664)	(1,184)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	185,399	100,329	83,806	36,878

NET ASSETS:
Change in net assets	334,057	93,012	120,576	35,498
Beginning of period	353,739	260,727	76,609	41,111

End of period	$687,796	$353,739	$197,185	$76,609

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$692	$486	$990	$2,294
Distributions reinvested	252	155	472	341
Cost of shares redeemed	(1,043)	(2,344)	(4,542)	(7,897)

Change in net assets resulting from Class I capital transactions	(99)	(1,703)	(3,080)	(5,262)

Class R2
Proceeds from shares issued	3	— (a)	— (a)	3
Distributions reinvested	2	1	1	— (a)
Cost of shares redeemed	(4)	—	—	(49)

Change in net assets resulting from Class R2 capital transactions	1	1	1	(46)

Class R3
Proceeds from shares issued	2,463	6,219	7,508	13,083
Distributions reinvested	303	47	1,450	674
Cost of shares redeemed	(1,170)	(522)	(10,916)	(9,477)

Change in net assets resulting from Class R3 capital transactions	1,596	5,744	(1,958)	4,280

Class R4
Proceeds from shares issued	12,628	1,050	14,218	2,670
Distributions reinvested	136	48	205	125
Cost of shares redeemed	(1,059)	(1,641)	(3,570)	(1,904)

Change in net assets resulting from Class R4 capital transactions	11,705	(543)	10,853	891

Class R5
Proceeds from shares issued	8,198	16,173	14,568	18,567
Distributions reinvested	968	1,412	1,517	3,905
Cost of shares redeemed	(15,498)	(53,603)	(27,456)	(158,349)

Change in net assets resulting from Class R5 capital transactions	(6,332)	(36,018)	(11,371)	(135,877)

Class R6
Proceeds from shares issued	401,432	228,472	801,256	416,213
Distributions reinvested	27,914	11,027	52,884	20,673
Cost of shares redeemed	(221,961)	(142,854)	(457,611)	(208,711)

Change in net assets resulting from Class R6 capital transactions	207,385	96,645	396,529	228,175

Total change in net assets resulting from capital transactions	$214,256	$64,126	$390,974	$92,161

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	36	28	46	120
Reinvested	14	9	22	17
Redeemed	(55)	(137)	(213)	(400)

Change in Class I Shares	(5)	(100)	(145)	(263)

Class R2
Issued	— (a)	— (a)	—	— (a)
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	—	—	(2)

Change in Class R2 Shares	— (a)	— (a)	— (a)	(2)

Class R3
Issued	132	380	363	714
Reinvested	16	2	68	34
Redeemed	(62)	(30)	(520)	(492)

Change in Class R3 Shares	86	352	(89)	256

Class R4
Issued	645	59	647	133
Reinvested	7	3	10	6
Redeemed	(56)	(96)	(175)	(99)

Change in Class R4 Shares	596	(34)	482	40

Class R5
Issued	433	924	693	948
Reinvested	51	81	72	200
Redeemed	(821)	(3,139)	(1,307)	(8,390)

Change in Class R5 Shares	(337)	(2,134)	(542)	(7,242)

Class R6
Issued	21,269	12,969	37,758	21,277
Reinvested	1,478	632	2,489	1,060
Redeemed	(11,714)	(8,136)	(21,456)	(10,727)

Change in Class R6 Shares	11,033	5,465	18,791	11,610

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$2,158	$6,910	$4,467	$3,811
Distributions reinvested	730	431	544	574
Cost of shares redeemed	(2,779)	(6,539)	(549)	(16,150)

Change in net assets resulting from Class I capital transactions	109	802	4,462	(11,765)

Class R2
Proceeds from shares issued	203	33	318	17
Distributions reinvested	38	19	6	— (a)
Cost of shares redeemed	(174)	(31)	(362)	(564)

Change in net assets resulting from Class R2 capital transactions	67	21	(38)	(547)

Class R3
Proceeds from shares issued	11,813	17,963	14,213	24,389
Distributions reinvested	1,378	533	1,411	551
Cost of shares redeemed	(7,048)	(8,600)	(11,955)	(5,222)

Change in net assets resulting from Class R3 capital transactions	6,143	9,896	3,669	19,718

Class R4
Proceeds from shares issued	27,781	3,545	35,809	5,151
Distributions reinvested	421	180	452	241
Cost of shares redeemed	(4,431)	(4,154)	(5,367)	(4,221)

Change in net assets resulting from Class R4 capital transactions	23,771	(429)	30,894	1,171

Class R5
Proceeds from shares issued	24,792	36,253	23,882	31,846
Distributions reinvested	2,572	4,843	2,526	5,591
Cost of shares redeemed	(44,829)	(150,614)	(41,017)	(176,138)

Change in net assets resulting from Class R5 capital transactions	(17,465)	(109,518)	(14,609)	(138,701)

Class R6
Proceeds from shares issued	1,192,857	580,097	1,282,006	607,932
Distributions reinvested	65,910	28,558	58,764	29,150
Cost of shares redeemed	(525,456)	(332,147)	(575,546)	(219,977)

Change in net assets resulting from Class R6 capital transactions	733,311	276,508	765,224	417,105

Total change in net assets resulting from capital transactions	$745,936	$177,280	$789,602	$286,981

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	93	323	174	175
Reinvested	31	21	22	26
Redeemed	(120)	(312)	(22)	(762)

Change in Class I Shares	4	32	174	(561)

Class R2
Issued	8	2	14	1
Reinvested	2	1	— (a)	— (a)
Redeemed	(7)	(2)	(14)	(26)

Change in Class R2 Shares	3	1	— (a)	(25)

Class R3
Issued	520	933	588	1,245
Reinvested	60	26	57	25
Redeemed	(307)	(414)	(474)	(246)

Change in Class R3 Shares	273	545	171	1,024

Class R4
Issued	1,148	165	1,366	229
Reinvested	18	9	18	11
Redeemed	(198)	(198)	(231)	(199)

Change in Class R4 Shares	968	(24)	1,153	41

Class R5
Issued	1,051	1,729	957	1,442
Reinvested	111	232	101	255
Redeemed	(1,943)	(7,640)	(1,635)	(8,671)

Change in Class R5 Shares	(781)	(5,679)	(577)	(6,974)

Class R6
Issued	51,528	27,791	51,696	27,957
Reinvested	2,830	1,369	2,345	1,332
Redeemed	(22,582)	(15,813)	(22,979)	(10,173)

Change in Class R6 Shares	31,776	13,347	31,062	19,116

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,980	$3,691	$1,326	$2,303
Distributions reinvested	223	258	121	274
Cost of shares redeemed	(3,492)	(4,923)	(812)	(11,880)

Change in net assets resulting from Class I capital transactions	(1,289)	(974)	635	(9,303)

Class R2
Proceeds from shares issued	600	6	72	12
Distributions reinvested	7	— (a)	1	— (a)
Cost of shares redeemed	(84)	(47)	(90)	(97)

Change in net assets resulting from Class R2 capital transactions	523	(41)	(17)	(85)

Class R3
Proceeds from shares issued	9,201	14,707	11,027	15,784
Distributions reinvested	537	284	470	153
Cost of shares redeemed	(4,953)	(3,129)	(3,745)	(884)

Change in net assets resulting from Class R3 capital transactions	4,785	11,862	7,752	15,053

Class R4
Proceeds from shares issued	31,914	3,232	27,596	3,437
Distributions reinvested	331	246	275	191
Cost of shares redeemed	(6,432)	(3,919)	(5,100)	(3,126)

Change in net assets resulting from Class R4 capital transactions	25,813	(441)	22,771	502

Class R5
Proceeds from shares issued	15,680	32,338	15,227	24,230
Distributions reinvested	1,281	3,311	904	3,395
Cost of shares redeemed	(25,076)	(107,928)	(21,996)	(128,254)

Change in net assets resulting from Class R5 capital transactions	(8,115)	(72,279)	(5,865)	(100,629)

Class R6
Proceeds from shares issued	1,228,224	490,190	1,045,299	463,256
Distributions reinvested	38,048	23,114	31,917	19,906
Cost of shares redeemed	(448,072)	(245,710)	(481,888)	(148,836)

Change in net assets resulting from Class R6 capital transactions	818,200	267,594	595,328	334,326

Total change in net assets resulting from capital transactions	$839,917	$205,721	$620,604	$239,864

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	73	159	47	97
Reinvested	9	11	4	12
Redeemed	(127)	(223)	(30)	(537)

Change in Class I Shares	(45)	(53)	21	(428)

Class R2
Issued	25	— (a)	2	1
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(3)	(2)	(3)	(5)

Change in Class R2 Shares	22	(2)	(1)	(4)

Class R3
Issued	358	726	426	781
Reinvested	20	12	17	6
Redeemed	(190)	(140)	(141)	(39)

Change in Class R3 Shares	188	598	302	748

Class R4
Issued	1,116	140	924	145
Reinvested	12	11	10	8
Redeemed	(264)	(178)	(208)	(138)

Change in Class R4 Shares	864	(27)	726	15

Class R5
Issued	594	1,417	552	1,031
Reinvested	48	145	33	144
Redeemed	(961)	(5,156)	(813)	(6,092)

Change in Class R5 Shares	(319)	(3,594)	(228)	(4,917)

Class R6
Issued	46,557	21,651	38,396	20,156
Reinvested	1,408	1,009	1,141	851
Redeemed	(16,752)	(10,754)	(17,410)	(6,524)

Change in Class R6 Shares	31,213	11,906	22,127	14,483

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$2,623	$2,819	$1,063	$1,337
Distributions reinvested	115	125	64	116
Cost of shares redeemed	(576)	(3,638)	(851)	(5,433)

Change in net assets resulting from Class I capital transactions	2,162	(694)	276	(3,980)

Class R2
Proceeds from shares issued	15	3	101	8
Distributions reinvested	— (a)	— (a)	1	— (a)
Cost of shares redeemed	(19)	(26)	(115)	(52)

Change in net assets resulting from Class R2 capital transactions	(4)	(23)	(13)	(44)

Class R3
Proceeds from shares issued	6,396	8,789	5,350	5,551
Distributions reinvested	237	91	149	48
Cost of shares redeemed	(3,250)	(847)	(2,252)	(631)

Change in net assets resulting from Class R3 capital transactions	3,383	8,033	3,247	4,968

Class R4
Proceeds from shares issued	18,578	2,195	20,543	2,101
Distributions reinvested	186	135	203	117
Cost of shares redeemed	(4,274)	(2,892)	(2,806)	(1,532)

Change in net assets resulting from Class R4 capital transactions	14,490	(562)	17,940	686

Class R5
Proceeds from shares issued	10,224	24,450	9,503	20,813
Distributions reinvested	720	1,978	615	1,902
Cost of shares redeemed	(21,719)	(81,624)	(14,398)	(81,022)

Change in net assets resulting from Class R5 capital transactions	(10,775)	(55,196)	(4,280)	(58,307)

Class R6
Proceeds from shares issued	859,668	343,670	640,331	289,250
Distributions reinvested	23,274	13,450	18,185	10,425
Cost of shares redeemed	(347,893)	(190,706)	(301,073)	(94,164)

Change in net assets resulting from Class R6 capital transactions	535,049	166,414	357,443	205,511

Total change in net assets resulting from capital transactions	$544,305	$117,972	$374,613	$148,834

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	90	128	39	57
Reinvested	4	5	2	5
Redeemed	(21)	(164)	(31)	(248)

Change in Class I Shares	73	(31)	10	(186)

Class R2
Issued	1	— (a)	4	— (a)
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(1)	(1)	(4)	(2)

Change in Class R2 Shares	— (a)	(1)	— (a)	(2)

Class R3
Issued	234	421	207	267
Reinvested	9	4	5	2
Redeemed	(116)	(36)	(81)	(29)

Change in Class R3 Shares	127	389	131	240

Class R4
Issued	607	94	671	90
Reinvested	6	6	7	5
Redeemed	(169)	(126)	(110)	(69)

Change in Class R4 Shares	444	(26)	568	26

Class R5
Issued	371	1,032	347	881
Reinvested	26	84	22	80
Redeemed	(783)	(3,870)	(520)	(3,866)

Change in Class R5 Shares	(386)	(2,754)	(151)	(2,905)

Class R6
Issued	31,133	14,824	23,221	12,618
Reinvested	816	569	641	443
Redeemed	(12,368)	(8,027)	(10,702)	(4,097)

Change in Class R6 Shares	19,581	7,366	13,160	8,964

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$1,009	$1,487	$252	$110
Distributions reinvested	41	49	6	4
Cost of shares redeemed	(442)	(2,461)	(72)	(405)

Change in net assets resulting from Class I capital transactions	608	(925)	186	(291)

Class R2
Proceeds from shares issued	145	14	8	2
Distributions reinvested	1	— (a)	— (a)	1
Cost of shares redeemed	(183)	(51)	(9)	(16)

Change in net assets resulting from Class R2 capital transactions	(37)	(37)	(1)	(13)

Class R3
Proceeds from shares issued	4,017	1,545	1,541	569
Distributions reinvested	56	15	26	15
Cost of shares redeemed	(1,634)	(265)	(725)	(207)

Change in net assets resulting from Class R3 capital transactions	2,439	1,295	842	377

Class R4
Proceeds from shares issued	9,595	2,017	238	268
Distributions reinvested	108	56	4	6
Cost of shares redeemed	(1,500)	(1,354)	(224)	(363)

Change in net assets resulting from Class R4 capital transactions	8,203	719	18	(89)

Class R5
Proceeds from shares issued	8,577	15,463	3,590	3,915
Distributions reinvested	436	825	98	97
Cost of shares redeemed	(11,806)	(33,384)	(1,830)	(3,913)

Change in net assets resulting from Class R5 capital transactions	(2,793)	(17,096)	1,858	99

Class R6
Proceeds from shares issued	353,892	186,346	132,210	51,677
Distributions reinvested	9,334	5,363	2,501	1,047
Cost of shares redeemed	(186,247)	(75,336)	(53,808)	(15,929)

Change in net assets resulting from Class R6 capital transactions	176,979	116,373	80,903	36,795

Total change in net assets resulting from capital transactions	$185,399	$100,329	$83,806	$36,878

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021		Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class I
Issued	37	64	12		6
Reinvested	1	2	—	(a)	— (a)
Redeemed	(16)	(112)	(3)		(22)

Change in Class I Shares	22	(46)	9		(16)

Class R2
Issued	5	— (a)	—	(a)	— (a)
Reinvested	— (a)	— (a)	—	(a)	— (a)
Redeemed	(6)	(2)	—	(a)	(1)

Change in Class R2 Shares	(1)	(2)	—	(a)	(1)

Class R3
Issued	154	68	71		33
Reinvested	2	—	1		1
Redeemed	(58)	(11)	(32)		(12)

Change in Class R3 Shares	98	57	40		22

Class R4
Issued	318	86	12		15
Reinvested	4	2	—	(a)	— (a)
Redeemed	(57)	(59)	(12)		(21)

Change in Class R4 Shares	265	29	—	(a)	(6)

Class R5
Issued	314	663	169		220
Reinvested	16	35	5		6
Redeemed	(435)	(1,586)	(87)		(241)

Change in Class R5 Shares	(105)	(888)	87		(15)

Class R6
Issued	12,900	8,117	6,189		2,915
Reinvested	331	230	114		58
Redeemed	(6,683)	(3,205)	(2,488)		(898)

Change in Class R6 Shares	6,548	5,142	3,815		2,075

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Year Ended June 30, 2021	$17.65	$0.33		$2.28	$2.61	$(0.34)	$(0.44)	$(0.78)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45		0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42		0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(h)	0.72	1.09	(0.34)	—	(0.34)

Class R2
Year Ended June 30, 2021	17.64	0.24		2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34		0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39		0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34		0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(h)	0.72	1.01	(0.26)	—	(0.26)

Class R3
Year Ended June 30, 2021	17.64	0.28		2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35		0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43		0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31		0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Year Ended June 30, 2021	17.65	0.47		2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49		0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46		0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2021	17.64	0.35		2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45		0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50		0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50		0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(h)	0.73	1.13	(0.37)	—	(0.37)

Class R6
Year Ended June 30, 2021	17.65	0.39		2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47		0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52		0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48		0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(h)	0.70	1.14	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$19.48	14.98%	$6,243	0.27%	1.75%		0.56%	116%
17.65	3.19	5,745	0.28	2.41		0.66	66
17.52	5.67	7,450	0.27	2.62		0.65	57
17.53	4.09	13,663	0.28	2.37		0.70	51
17.25	6.70	14,965	0.29	2.19	(h)	0.90	35

19.47	14.42	56	0.77	1.25		1.06	116
17.64	2.68	49	0.78	1.93		2.67	66
17.51	5.13	48	0.77	2.28		1.16	57
17.53	3.57	46	0.78	1.90		1.47	51
17.25	6.18	44	0.79	1.73	(h)	2.06	35

19.47	14.71	9,146	0.52	1.51		0.79	116
17.64	2.91	6,778	0.53	2.01		0.87	66
17.52	5.38	566	0.52	2.51		0.91	57
17.54	3.81	598	0.52	1.72		0.92	51
17.24	0.25	20	0.55	4.09	(h)	0.99	35

19.48	15.01	13,511	0.27	2.47		0.54	116
17.65	3.18	1,705	0.28	2.40		0.63	66
17.52	5.66	2,290	0.27	2.86		0.65	57
17.52	4.10	4,716	0.28	2.61		0.67	51
17.24	0.28	20	0.30	4.35	(h)	0.74	35

19.48	15.21	21,633	0.12	1.88		0.40	116
17.64	3.35	25,547	0.13	2.56		0.48	66
17.51	5.80	62,732	0.12	2.88		0.50	57
17.53	4.21	83,274	0.13	2.80		0.53	51
17.26	6.94	28,747	0.13	2.35	(h)	0.69	35

19.49	15.32	712,820	0.02	2.04		0.29
17.65	3.46	450,928	0.03	2.69		0.38	66
17.52	5.90	351,885	0.02	3.00		0.40	57
17.54	4.35	284,279	0.03	2.71		0.44	51
17.26	6.97	155,019	0.04	2.59	(h)	0.60	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Year Ended June 30, 2021	$19.70	$0.37		$2.71		$3.08	$(0.38)	$(0.47)	$(0.85)
Year Ended June 30, 2020	19.53	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50		0.53		1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)

Class R2
Year Ended June 30, 2021	19.74	0.27		2.70		2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32		0.25		0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)

Class R3
Year Ended June 30, 2021	19.68	0.32		2.70		3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41		0.20		0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017(i) through June 30, 2017	19.12	0.08	(h)	—	(j)	0.08	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2021	19.72	0.45		2.63		3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017(i) through June 30, 2017	19.12	0.08	(h)	—	(j)	0.08	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2021	19.71	0.40		2.72		3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50		0.19		0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)

Class R6
Year Ended June 30, 2021	19.72	0.44		2.69		3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53		0.18		0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income(loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.93	15.85%	$10,270	0.27%	1.73%		0.53%	127%
19.70	3.43	12,068	0.27	2.38		0.61	58
19.53	5.66	17,098	0.28	2.61		0.62	33
19.63	5.32	26,229	0.30	2.41		0.64	55
19.09	9.05	24,528	0.31	2.24	(h)	0.71	33

21.96	15.21	29	0.77	1.25		1.06	127
19.74	2.95	26	0.77	1.64		1.48	58
19.52	5.12	71	0.78	2.40		1.19	33
19.64	4.79	24	0.80	1.90		1.42	55
19.10	8.57	23	0.81	1.73	(h)	1.88	33

21.90	15.53	38,449	0.52	1.50		0.78	127
19.68	3.17	36,312	0.52	2.12		0.86	58
19.51	5.42	30,988	0.52	3.03		0.87	33
19.62	5.07	2,387	0.53	2.23		0.89	55
19.08	0.39	20	0.57	4.85	(h)	0.89	33

21.94	15.80	16,644	0.27	2.14		0.54	127
19.72	3.44	5,461	0.27	2.41		0.61	58
19.55	5.67	4,631	0.28	2.88		0.63	33
19.62	5.32	10,857	0.29	2.66		0.64	55
19.08	0.41	20	0.31	5.11	(h)	0.63	33

21.94	16.01	34,438	0.12	1.88		0.38	127
19.71	3.58	41,625	0.12	2.53		0.46	58
19.54	5.83	182,770	0.13	2.84		0.47	33
19.64	5.49	214,924	0.14	2.95		0.49	55
19.10	9.22	51,332	0.14	2.39	(h)	0.51	33

21.94	16.07	1,360,729	0.02	2.05		0.27	127
19.72	3.70	852,403	0.02	2.68		0.36	58
19.55	5.99	618,142	0.03	2.99		0.37	33
19.64	5.57	492,601	0.05	2.74		0.39	55
19.10	9.31	295,437	0.06	2.62	(h)	0.43	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Year Ended June 30, 2021	$20.88	$0.39		$3.98	$4.37	$(0.40)	$(0.41)	$(0.81)
Year Ended June 30, 2020	20.85	0.45		0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51		0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47		0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(h)	1.58	1.99	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2021	20.88	0.27		3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34		0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43		0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43		0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(h)	1.57	1.89	(0.31)	—	(0.31)

Class R3
Year Ended June 30, 2021	20.86	0.33		3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38		0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61		0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46		0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2021	20.91	0.48		3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45		0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55		0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53		0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2021	20.89	0.41		3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48		0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56		0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58		0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(h)	1.58	2.02	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2021	20.90	0.46		3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51		0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59		0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56		0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(h)	1.54	2.04	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$24.44	21.19%	$22,423	0.29%	1.67%		0.53%	107%
20.88	2.67	19,084	0.30	2.15		0.61	61
20.85	5.89	18,384	0.29	2.52		0.62	25
20.77	6.27	23,668	0.31	2.27		0.64	57
20.00	10.90	25,138	0.32	2.16	(h)	0.74	21

24.43	20.54	1,230	0.79	1.18		1.03	107
20.88	2.21	980	0.80	1.64		1.12	61
20.84	5.38	958	0.79	2.10		1.12	25
20.76	5.72	816	0.80	2.02		1.14	57
20.00	10.35	23	0.82	1.65	(h)	1.89	21

24.40	20.82	47,880	0.54	1.43		0.78	107
20.86	2.46	35,243	0.55	1.83		0.86	61
20.82	5.64	23,836	0.54	3.01		0.87	25
20.75	5.94	1,925	0.54	2.20		0.87	57
20.00	0.55	20	0.58	5.34	(h)	0.94	21

24.46	21.14	32,349	0.29	2.07		0.53	107
20.91	2.71	7,401	0.30	2.13		0.61	61
20.87	5.90	7,896	0.29	2.71		0.62	25
20.76	6.23	18,420	0.30	2.54		0.63	57
20.00	0.57	20	0.33	5.60	(h)	0.69	21

24.45	21.35	72,428	0.14	1.79		0.38	107
20.89	2.82	78,200	0.15	2.29		0.46	61
20.86	6.05	196,513	0.14	2.74		0.47	25
20.78	6.45	197,524	0.16	2.76		0.48	57
20.01	11.07	55,476	0.16	2.31	(h)	0.53	21

24.46	21.46	2,118,605	0.04	1.99		0.27	107
20.90	2.98	1,146,307	0.05	2.43		0.36	61
20.86	6.15	865,881	0.04	2.88		0.37	25
20.78	6.54	627,031	0.06	2.67		0.38	57
20.01	11.16	274,383	0.07	2.57	(h)	0.44	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Year Ended June 30, 2021	$21.81	$0.40		$5.12	$5.52	$(0.41)	$(0.26)	$(0.67)
Year Ended June 30, 2020	21.85	0.42		0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50		0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2021	21.87	0.27		5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07		0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)

Class R3
Year Ended June 30, 2021	21.75	0.34		5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35		0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	21.82	0.51		5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42		0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	21.80	0.42		5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46		0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2021	21.81	0.48		5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48		0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$26.66	25.56%	$24,992	0.32%	1.62%		0.52%	94%
21.81	2.19	16,640	0.34	1.92		0.60	51
21.85	5.76	28,932	0.32	2.35		0.62	17
21.89	7.32	32,534	0.33	2.17		0.64	54
20.86	12.77	28,168	0.33	2.07	(h)	0.73	22

26.76	24.95	44	0.82	1.10		1.05	94
21.87	1.64	37	0.83	0.30		1.21	51
21.86	5.24	591	0.82	1.93		1.13	17
21.90	6.78	25	0.83	1.66		1.39	54
20.87	12.20	23	0.83	1.56	(h)	1.88	22

26.59	25.27	64,653	0.57	1.36		0.77	94
21.75	1.89	49,156	0.59	1.62		0.85	51
21.81	5.50	26,950	0.57	2.73		0.87	17
21.87	7.05	5,862	0.57	2.26		0.88	54
20.85	0.61	20	0.59	5.80	(h)	0.89	22

26.67	25.57	42,877	0.32	2.04		0.52	94
21.82	2.14	9,940	0.34	1.93		0.60	51
21.88	5.75	9,072	0.32	2.62		0.62	17
21.88	7.33	26,233	0.33	2.39		0.63	54
20.85	0.63	20	0.33	6.06	(h)	0.64	22

26.66	25.79	87,630	0.17	1.72		0.37	94
21.80	2.29	84,230	0.19	2.11		0.45	51
21.86	5.93	236,899	0.17	2.57		0.47	17
21.90	7.50	251,868	0.18	2.71		0.48	54
20.87	12.94	67,784	0.17	2.24	(h)	0.52	22

26.67	25.90	2,411,541	0.06	1.93		0.27	94
21.81	2.40	1,294,750	0.09	2.22		0.35	51
21.87	6.03	880,234	0.07	2.76		0.37	17
21.91	7.58	593,600	0.08	2.56		0.38	54
20.88	13.03	290,131	0.08	2.54	(h)	0.44	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Year Ended June 30, 2021	$22.56	$0.45		$6.37	$6.82	$(0.47)	$(0.02)	$(0.49)
Year Ended June 30, 2020	22.80	0.40		(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48		0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48		1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(h)	2.25	2.67	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2021	22.58	0.37		6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22		(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42		0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36		1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(h)	2.27	2.58	(0.31)	—	(0.31)

Class R3
Year Ended June 30, 2021	22.53	0.40		6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33		(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62		0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44		1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	22.59	0.62		6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41		(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56		0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54		1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	22.58	0.49		6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46		(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55		0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60		1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(h)	2.27	2.72	(0.45)	—	(0.45)

Class R6
Year Ended June 30, 2021	22.58	0.56		6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48		(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58		0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57		1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(h)	2.22	2.73	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$28.89	30.42%	$13,615	0.30%	1.74%		0.53%	50%
22.56	1.14	11,645	0.36	1.77		0.62	55
22.80	5.73	12,979	0.35	2.16		0.63	16
22.78	8.09	16,393	0.34	2.08		0.65	52
21.54	13.99	14,353	0.34	2.05	(h)	0.80	24

28.90	29.78	673	0.79	1.36		1.00	50
22.58	0.62	32	0.86	0.98		1.52	55
22.78	5.20	73	0.85	1.90		1.19	16
22.79	7.55	25	0.85	1.56		1.40	52
21.55	13.48	23	0.84	1.52	(h)	1.91	24

28.84	30.07	40,550	0.55	1.51		0.77	50
22.53	0.89	27,429	0.61	1.49		0.86	55
22.77	5.47	14,104	0.60	2.81		0.88	16
22.77	7.79	808	0.59	1.91		0.88	52
21.54	0.69	20	0.60	6.15	(h)	0.94	24

28.91	30.37	38,286	0.31	2.36		0.53	50
22.59	1.14	10,389	0.36	1.81		0.61	55
22.83	5.74	11,118	0.35	2.52		0.62	16
22.78	8.09	22,824	0.35	2.32		0.64	52
21.54	0.71	20	0.35	6.40	(h)	0.69	24

28.91	30.59	68,066	0.16	1.87		0.38	50
22.58	1.30	60,357	0.21	2.00		0.46	55
22.82	5.89	143,007	0.20	2.45		0.47	16
22.80	8.26	149,445	0.20	2.60		0.49	52
21.56	14.21	45,299	0.18	2.19	(h)	0.57	24

28.92	30.76	2,230,329	0.05	2.11		0.27	50
22.58	1.41	1,036,805	0.11	2.11		0.36	55
22.82	5.99	776,195	0.10	2.61		0.37	16
22.80	8.35	537,095	0.09	2.47		0.39	52
21.56	14.31	218,257	0.09	2.49	(h)	0.47	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Year Ended June 30, 2021	$22.92	$0.46		$7.29	$7.75	$(0.45)	$—	$(0.45)
Year Ended June 30, 2020	23.27	0.38		(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47		0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2021	22.93	0.30		7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14		(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)

Class R3
Year Ended June 30, 2021	22.86	0.39		7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29		(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	22.92	0.63		7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38		(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Year Ended June 30, 2021	22.92	0.49		7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43		(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2021	22.92	0.56		7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44		(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$30.22	34.02%	$8,625	0.32%	1.69%		0.53%	41%
22.92	0.48	6,039	0.39	1.62		0.62	45
23.27	5.62	16,102	0.37	2.04		0.63	18
23.43	8.87	22,132	0.36	2.02		0.65	52
21.99	15.35	18,130	0.34	1.97	(h)	0.78	19

30.25	33.34	38	0.83	1.14		1.05	41
22.93	(0.01)	34	0.89	0.58		1.43	45
23.25	5.12	122	0.87	1.98		1.17	18
23.43	8.33	25	0.86	1.49		1.40	52
21.99	14.78	24	0.84	1.45	(h)	1.91	19

30.13	33.66	42,002	0.57	1.46		0.77	41
22.86	0.19	24,977	0.64	1.28		0.85	45
23.24	5.38	7,996	0.62	2.79		0.88	18
23.42	8.62	987	0.61	1.81		0.88	52
21.98	0.73	20	0.60	6.48	(h)	0.89	19

30.21	34.00	34,312	0.33	2.33		0.53	41
22.92	0.48	9,393	0.39	1.63		0.61	45
23.29	5.63	9,186	0.36	2.40		0.63	18
23.42	8.88	18,927	0.36	2.28		0.64	52
21.98	0.75	20	0.35	6.73	(h)	0.64	19

30.21	34.17	54,184	0.17	1.80		0.38	41
22.92	0.67	46,316	0.24	1.84		0.46	45
23.28	5.79	161,533	0.22	2.36		0.48	18
23.44	9.04	164,943	0.21	2.62		0.49	52
22.00	15.52	43,882	0.19	2.12	(h)	0.57	19

30.21	34.30	2,001,424	0.07	2.03		0.27	41
22.92	0.74	1,011,011	0.14	1.93		0.36	45
23.29	5.94	690,079	0.12	2.52		0.38	18
23.44	9.13	461,883	0.11	2.40		0.39	52
22.00	15.62	237,134	0.09	2.50	(h)	0.46	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Year Ended June 30, 2021	$22.97	$0.45		$8.02	$8.47	$(0.44)	$—	$(0.44)
Year Ended June 30, 2020	23.43	0.36		(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41		0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46		1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(h)	2.54	2.95	(0.41)	—	(0.41)

Class R2
Year Ended June 30, 2021	22.98	0.30		8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19		(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43		0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(h)	2.55	2.85	(0.30)	—	(0.30)

Class R3
Year Ended June 30, 2021	22.92	0.38		8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28		(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62		0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45		1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	22.98	0.62		7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36		(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54		0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54		1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	22.98	0.46		8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41		(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60		1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(h)	2.54	2.98	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2021	23.00	0.55		8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43		(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57		0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(h)	2.47	3.01	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$31.00	37.07%	$10,992	0.34%	1.63%		0.53%	36%
22.97	(0.24)	6,487	0.41	1.56		0.62	56
23.43	5.58	7,330	0.38	1.80		0.64	21
23.39	9.01	13,361	0.36	1.97		0.67	49
21.92	15.33	12,838	0.34	1.99	(h)	0.90	17

31.02	36.37	36	0.84	1.08		1.05	36
22.98	(0.73)	28	0.91	0.83		1.57	56
23.41	5.08	52	0.88	1.88		1.23	21
23.39	8.42	26	0.86	1.47		1.42	49
21.93	14.81	24	0.84	1.46	(h)	1.99	17

30.93	36.74	23,407	0.59	1.37		0.77	36
22.92	(0.47)	14,447	0.66	1.21		0.86	56
23.38	5.31	5,652	0.63	2.74		0.91	21
23.37	8.75	369	0.62	1.89		0.90	49
21.91	0.72	20	0.60	6.56	(h)	0.94	17

31.00	37.04	23,361	0.35	2.25		0.53	36
22.98	(0.20)	7,088	0.41	1.56		0.61	56
23.43	5.61	7,840	0.38	2.37		0.64	21
23.37	8.98	12,209	0.36	2.27		0.65	49
21.91	0.75	20	0.35	6.82	(h)	0.69	17

31.02	37.29	42,522	0.20	1.69		0.38	36
22.98	(0.05)	40,370	0.26	1.75		0.46	56
23.43	5.72	105,708	0.23	2.32		0.49	21
23.40	9.19	105,034	0.21	2.54		0.50	49
21.93	15.49	30,788	0.19	2.14	(h)	0.66	17

31.04	37.40	1,584,255	0.09	1.98		0.27	36
23.00	0.02	723,411	0.16	1.85		0.36	56
23.46	5.87	564,943	0.13	2.49		0.39	21
23.42	9.27	379,003	0.11	2.37		0.41	49
21.95	15.65	149,787	0.09	2.56	(h)	0.54	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Year Ended June 30, 2021	$22.96	$0.44		$8.04	$8.48		$(0.44)	$—	$(0.44)
Year Ended June 30, 2020	23.37	0.36		(0.36)	—	(h)	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40		0.79	1.19		(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47		1.50	1.97		(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(i)	2.55	2.96		(0.40)	—	(0.40)

Class R2
Year Ended June 30, 2021	22.95	0.28		8.05	8.33		(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16		(0.28)	(0.12)		(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44		0.64	1.08		(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85		(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(i)	2.55	2.85		(0.30)	—	(0.30)

Class R3
Year Ended June 30, 2021	22.92	0.38		8.00	8.38		(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28		(0.33)	(0.05)		(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54		0.60	1.14		(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41		1.50	1.91		(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16		(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	22.95	0.64		7.83	8.47		(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36		(0.36)	—	(h)	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53		0.67	1.20		(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53		1.44	1.97		(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16		(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	22.94	0.47		8.04	8.51		(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41		(0.38)	0.03		(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23		(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63		1.37	2.00		(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(i)	2.56	2.99		(0.43)	—	(0.43)

Class R6
Year Ended June 30, 2021	22.96	0.55		7.99	8.54		(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42		(0.35)	0.07		(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57		0.68	1.25		(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03		(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(i)	2.47	3.01		(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$31.00	37.14%	$4,604	0.34%	1.61%		0.55%	35%
22.96	(0.03)	3,183	0.41	1.51		0.64	46
23.37	5.60	7,583	0.37	1.72		0.66	21
23.40	9.00	16,339	0.36	2.00		0.70	50
21.93	15.43	13,338	0.34	1.99	(i)	0.96	17

30.99	36.45	46	0.85	1.05		1.06	35
22.95	(0.54)	31	0.91	0.69		1.60	46
23.34	5.12	77	0.88	1.95		1.22	21
23.40	8.46	25	0.86	1.46		1.45	50
21.93	14.80	24	0.84	1.44	(i)	2.05	17

30.93	36.76	15,505	0.59	1.38		0.78	35
22.92	(0.26)	8,489	0.66	1.24		0.87	46
23.35	5.37	3,040	0.63	2.41		0.94	21
23.39	8.74	444	0.62	1.72		0.92	50
21.92	0.73	20	0.60	6.57	(i)	0.92	17

30.97	37.11	26,235	0.34	2.31		0.53	35
22.95	(0.03)	6,401	0.41	1.55		0.62	46
23.38	5.62	5,910	0.38	2.32		0.65	21
23.39	9.01	10,425	0.36	2.25		0.68	50
21.92	0.75	20	0.35	6.82	(i)	0.67	17

30.97	37.33	37,779	0.19	1.73		0.38	35
22.94	0.11	31,456	0.26	1.74		0.47	46
23.37	5.80	99,930	0.23	2.33		0.50	21
23.40	9.13	94,636	0.21	2.66		0.52	50
21.94	15.58	20,970	0.19	2.10	(i)	0.72	17

30.99	37.43	1,211,998	0.09	1.96		0.27	35
22.96	0.27	595,698	0.16	1.82		0.37	46
23.38	5.85	397,215	0.13	2.50		0.41	21
23.42	9.26	246,132	0.11	2.39		0.44	50
21.95	15.69	118,550	0.09	2.57	(i)	0.58	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Year Ended June 30, 2021	$22.77	$0.46		$7.95	$8.41	$(0.43)	$—	$(0.43)
Year Ended June 30, 2020	23.18	0.36		(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39		0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46		1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(i)	2.48	2.89	(0.40)	—	(0.40)

Class R2
Year Ended June 30, 2021	22.77	0.28		7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16		(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44		0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34		1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(i)	2.49	2.79	(0.30)	—	(0.30)

Class R3
Year Ended June 30, 2021	22.71	0.39		7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31		(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62		0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42		1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (j) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2021	22.75	0.60		7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35		(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54		0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55		1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (j) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	22.76	0.47		7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40		(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54		0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58		1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(i)	2.49	2.93	(0.43)	—	(0.43)

Class R6
Year Ended June 30, 2021	22.78	0.54		7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42		(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57		0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56		1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(i)	2.40	2.94	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$30.75	37.13%	$3,117	0.34%	1.66%		0.56%	38%
22.77	(0.15)	1,803	0.41	1.55		0.72	54
23.18	5.57	2,906	0.38	1.72		0.73	21
23.01	8.93	5,849	0.36	2.02		0.86	48
21.58	15.28	4,419	0.34	2.03	(i)	1.38	16

30.76	36.45	38	0.85	1.05		1.08	38
22.77	(0.68)	37	0.91	0.69		2.77	54
23.16	5.10	75	0.88	1.94		1.29	21
23.01	8.38	26	0.86	1.46		1.59	48
21.58	14.70	24	0.84	1.46	(i)	2.43	16

30.66	36.79	6,346	0.59	1.40		0.79	38
22.71	(0.40)	2,472	0.66	1.34		0.91	54
23.14	5.38	1,190	0.63	2.79		1.02	21
22.99	8.61	110	0.62	1.79		1.06	48
21.57	0.73	20	0.60	6.54	(i)	1.03	16

30.72	37.15	12,967	0.34	2.16		0.55	38
22.75	(0.15)	3,575	0.41	1.51		0.66	54
23.17	5.62	2,973	0.38	2.38		0.72	21
22.99	8.89	2,606	0.37	2.34		0.78	48
21.57	0.75	20	0.35	6.80	(i)	0.78	16

30.74	37.33	27,827	0.20	1.73		0.40	38
22.76	0.00 (k)	22,992	0.26	1.72		0.51	54
23.18	5.77	44,012	0.23	2.38		0.57	21
23.01	9.05	39,178	0.21	2.52		0.64	48
21.59	15.49	11,355	0.19	2.15	(i)	1.12	16

30.76	37.44	637,501	0.09	1.95		0.29	38
22.78	0.11	322,860	0.16	1.84		0.41	54
23.20	5.87	209,571	0.13	2.53		0.47	21
23.03	9.23	123,241	0.11	2.41		0.55	48
21.59	15.54	41,752	0.09	2.62	(i)	0.94	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Year Ended June 30, 2021	$17.63	$0.35		$6.12	$6.47	$(0.33)	$—	(h)	$(0.33)
Year Ended June 30, 2020	17.96	0.23		(0.26)	(0.03)	(0.26)	(0.04)		(0.30)
Year Ended June 30, 2019	17.49	0.32		0.66	0.98	(0.35)	(0.16)		(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	—	(h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—		(0.30)

Class R2
Year Ended June 30, 2021	17.61	0.23		6.14	6.37	(0.22)	—	(h)	(0.22)
Year Ended June 30, 2020	17.94	0.16		(0.28)	(0.12)	(0.17)	(0.04)		(0.21)
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)		(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	—	(h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—		(0.23)

Class R3
Year Ended June 30, 2021	17.58	0.29		6.12	6.41	(0.28)	—	(h)	(0.28)
Year Ended June 30, 2020	17.92	0.23		(0.30)	(0.07)	(0.23)	(0.04)		(0.27)
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)		(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	—	(h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—		(0.10)

Class R4
Year Ended June 30, 2021	17.65	0.32		6.16	6.48	(0.33)	—	(h)	(0.33)
Year Ended June 30, 2020	17.97	0.28		(0.30)	(0.02)	(0.26)	(0.04)		(0.30)
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)		(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	—	(h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—		(0.10)

Class R5
Year Ended June 30, 2021	17.60	0.38		6.12	6.50	(0.36)	—	(h)	(0.36)
Year Ended June 30, 2020	17.94	0.31		(0.31)	— (h)	(0.30)	(0.04)		(0.34)
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)		(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	—	(h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—		(0.32)

Class R6
Year Ended June 30, 2021	17.61	0.43		6.09	6.52	(0.38)	—	(h)	(0.38)
Year Ended June 30, 2020	17.95	0.33		(0.32)	0.01	(0.31)	(0.04)		(0.35)
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)		(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	—	(h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—		(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$23.77	36.93%	$540	0.34%		1.63%		0.66%		34%
17.63	(0.19)	250	0.41		1.27		1.77		53
17.96	5.83	534	0.38		1.87		1.53		34
17.49	9.18	1,191	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,011	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

23.76	36.31	36	0.85		1.11		1.23		34
17.61	(0.74)	27	0.91		0.89		1.61		53
17.94	5.28	41	0.89		1.68		2.20		34
17.49	8.63	24	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

23.71	36.66	2,590	0.59		1.36		0.90		34
17.58	(0.46)	1,205	0.66		1.28		1.18		53
17.92	5.51	830	0.64		2.25		1.58		34
17.48	8.85	256	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

23.80	36.93	338	0.35		1.54		0.73		34
17.65	(0.17)	255	0.41		1.52		0.97		53
17.97	5.80	360	0.38		2.37		1.58		34
17.48	9.13	911	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

23.74	37.18	7,173	0.19		1.81		0.51		34
17.60	(0.06)	3,779	0.26		1.74		0.81		53
17.94	5.95	4,129	0.24		3.33		1.18		34
17.49	9.36	634	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

23.75	37.29	186,508	0.09		1.97		0.39		34
17.61	0.04	71,093	0.16		1.84		0.67		53
17.95	6.09	35,217	0.14		2.62		1.10		34
17.49	9.45	10,800	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

138	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund and JPMorgan SmartRetirement® Blend 2030 Fund at June 30, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement® Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$22,637	$5,140	$27,777
Collateralized Mortgage Obligations	—	11,284	879	12,163
Commercial Mortgage-Backed Securities	—	2,129	235	2,364
Corporate Bonds	—	66,256	—	66,256
Exchange-Traded Funds	255,473	—	—	255,473
Foreign Government Securities	—	1,059	—	1,059
Investment Companies	276,961	—	—	276,961
Mortgage-Backed Securities	—	44,006	—	44,006
U.S. Treasury Obligations	—	42,700	—	42,700
Short-Term Investments
Investment Companies	39,755	—	—	39,755

Total Investments in Securities	$572,189	$190,071	$6,254	$768,514

Appreciation in Other Financial Instruments
Futures Contracts	$53	$—	$—	$53
Depreciation in Other Financial Instruments
Futures Contracts	(493)	—	—	(493)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(440)	$—	$—	$(440)

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$45,813	$9,551	$55,364
Collateralized Mortgage Obligations	—	22,333	3,691	26,024
Commercial Mortgage-Backed Securities	—	4,435	470	4,905
Corporate Bonds	—	133,900	—	133,900
Exchange-Traded Funds	472,765	—	—	472,765
Foreign Government Securities	—	1,466	—	1,466
Investment Companies	527,944	—	—	527,944
Mortgage-Backed Securities	—	87,176	—	87,176
U.S. Treasury Obligations	—	82,201	—	82,201
Short-Term Investments
Investment Companies	68,887	—	—	68,887

Total Investments in Securities	$1,069,596	$377,324	$13,712	$1,460,632

Appreciation in Other Financial Instruments
Futures Contracts	$81	$—	$—	$81
Depreciation in Other Financial Instruments
Futures Contracts	(961)	—	—	(961)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(880)	$—	$—	$(880)

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$61,530	$13,396	$74,926
Collateralized Mortgage Obligations	—	29,734	5,053	34,787
Commercial Mortgage-Backed Securities	—	5,689	590	6,279
Corporate Bonds	—	172,783	—	172,783
Exchange-Traded Funds	826,278	—	—	826,278
Foreign Government Securities	—	1,981	—	1,981
Investment Companies	883,857	—	—	883,857
Mortgage-Backed Securities	—	114,491	—	114,491
U.S. Treasury Obligations	—	132,253	—	132,253
Short-Term Investments
Investment Companies	67,712	—	—	67,712

Total Investments in Securities	$1,777,847	$518,461	$19,039	$2,315,347

Appreciation in Other Financial Instruments
Futures Contracts	$768	$—	$—	$768
Depreciation in Other Financial Instruments
Futures Contracts	(1,452)	—	—	(1,452)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(684)	$—	$—	$(684)

140	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$57,432	$13,009	$70,441
Collateralized Mortgage Obligations	—	27,578	4,428	32,006
Commercial Mortgage-Backed Securities	—	5,790	525	6,315
Corporate Bonds	—	159,696	—	159,696
Exchange-Traded Funds	1,059,051	—	—	1,059,051
Foreign Government Securities	—	1,841	—	1,841
Investment Companies	1,023,349	—	—	1,023,349
Mortgage-Backed Securities	—	104,967	—	104,967
U.S. Treasury Obligations	—	131,021	—	131,021
Short-Term Investments
Investment Companies	62,602	—	—	62,602

Total Investments in Securities	$2,145,002	$488,325	$17,962	$2,651,289

Appreciation in Other Financial Instruments
Futures Contracts	$885	$—	$—	$885
Depreciation in Other Financial Instruments
Futures Contracts	(1,731)	—	—	(1,731)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(846)	$—	$—	$(846)

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$11,313	$2,724	$14,037
Collateralized Mortgage Obligations	—	7,221	318	7,539
Commercial Mortgage-Backed Securities	—	1,788	—	1,788
Corporate Bonds	—	33,875	—	33,875
Exchange-Traded Funds	1,041,969	—	—	1,041,969
Foreign Government Securities	—	391	—	391
Investment Companies	1,190,808	—	—	1,190,808
Mortgage-Backed Securities	—	15,831	—	15,831
U.S. Treasury Obligations	—	38,993	—	38,993
Short-Term Investments
Investment Companies	42,915	—	—	42,915

Total Investments in Securities	$2,275,692	$109,412	$3,042	$2,388,146

Appreciation in Other Financial Instruments
Futures Contracts	$668	$—	$—	$668
Depreciation in Other Financial Instruments
Futures Contracts	(1,631)	—	—	(1,631)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(963)	$—	$—	$(963)

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$1,015,943	$—	$—	$1,015,943
Investment Companies	1,071,270	—	—	1,071,270
U.S. Treasury Obligations	—	8,613	—	8,613
Short-Term Investments
Investment Companies	40,077	—	—	40,077

Total Investments in Securities	$2,127,290	$8,613	$—	$2,135,903

Appreciation in Other Financial Instruments
Futures Contracts	$605	$—	$—	$605
Depreciation in Other Financial Instruments
Futures Contracts	(1,437)	—	—	(1,437)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(832)	$—	$—	$(832)

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$817,585	$—	$—	$817,585
Investment Companies	826,059	—	—	826,059
U.S. Treasury Obligations	—	6,775	—	6,775
Short-Term Investments
Investment Companies	31,718	—	—	31,718

Total Investments in Securities	$1,675,362	$6,775	$—	$1,682,137

Appreciation in Other Financial Instruments
Futures Contracts	$470	$—	$—	$470
Depreciation in Other Financial Instruments
Futures Contracts	(1,149)	—	—	(1,149)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(679)	$—	$—	$(679)

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$631,326	$—	$—	$631,326
Investment Companies	635,717	—	—	635,717
U.S. Treasury Obligations	—	5,152	—	5,152
Short-Term Investments
Investment Companies	22,235	—	—	22,235

Total Investments in Securities	$1,289,278	$5,152	$—	$1,294,430

Appreciation in Other Financial Instruments
Futures Contracts	$386	$—	$—	$386
Depreciation in Other Financial Instruments
Futures Contracts	(888)	—	—	(888)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(502)	$—	$—	$(502)

142	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$332,568	$—	$—	$332,568
Investment Companies	338,109	—	—	338,109
U.S. Treasury Obligations	—	2,800	—	2,800
Short-Term Investments
Investment Companies	13,254	—	—	13,254

Total Investments in Securities	$683,931	$2,800	$—	$686,731

Appreciation in Other Financial Instruments
Futures Contracts	$192	$—	$—	$192
Depreciation in Other Financial Instruments
Futures Contracts	(470)	—	—	(470)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(278)	$—	$—	$(278)

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$95,972	$—	$—	$95,972
Investment Companies	96,420	—	—	96,420
U.S. Treasury Obligations	—	996	—	996
Short-Term Investments
Investment Companies	3,949	—	—	3,949

Total Investments in Securities	$196,341	$996	$—	$197,337

Appreciation in Other Financial Instruments
Futures Contracts	$54	$—	$—	$54
Depreciation in Other Financial Instruments
Futures Contracts	(132)	—	—	(132)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(78)	$—	$—	$(78)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

JPMorgan SmartRetirement® Blend Income Fund

	Balance as of June 30, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$—	$—	$3	$—	(a)	$5,662	$(525)	$—	$—	$5,140
Collateralized Mortgage Obligations	—	—	(6)	—	(a)	979	(94)	—	—	879
Commercial Mortgage-Backed Securities	—	—	— (a)	—		235	—	—	—	235

Total	$—	$—	$(3)	$—	(a)	$6,876	$(619)	$—	$—	$6,254

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund

	Balance as of June 30, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$—	$—	$8	$— (a)	$10,613	$(1,070)	$—	$—	$9,551
Collateralized Mortgage Obligations	—	—	(19)	(2)	4,279	(567)	—	—	3,691
Commercial Mortgage Backed Securities	—	—	—	—	470	—	—	—	470

Total	$—	$—	$(11)	$(2)	$15,362	$(1,637)	$—	$—	$13,712

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2025 Fund

	Balance as of June 30, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$—	$—	$10	$(1)	$14,871	$(1,484)	$—	$—	$13,396
Collateralized Mortgage Obligations	—	—	(25)	(2)	5,825	(745)	—	—	5,053
Commercial Mortgage Backed Securities	—	—	— (a)	—	590	—	—	—	590

Total	$—	$—	$(15)	$(3)	$21,286	$(2,229)	$—	$—	$19,039

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2030 Fund

	Balance as of June 30, 2020	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021
Investments in Securities:
Asset-Backed Securities	$—	$—	$9	$(1)	$14,415	$(1,414)	$—	$—	$13,009
Collateralized Mortgage Obligations	—	—	(22)	(2)	5,115	(663)	—	—	4,428
Commercial Mortgage Backed Securities	—	—	— (a)	—	525	—	—	—	525

Total	$—	$—	$(13)	$(3)	$20,055	$(2,077)	$—	$—	$17,962

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

144	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2021, which were valued using significant unobservable inputs (level 3) were as follows:

Value
JPMorgan SmartRetirement® Blend Income Fund	$(3)
Jpmorgan SmartRetirement® Blend 2020 Fund	(11)
JPMorgan SmartRetirement® Blend 2025 Fund	(15)
JPMorgan SmartRetirement® Blend 2030 Fund	(13)

These amounts are included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

JPMorgan Smart Retirement® Blend Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$4,727	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 60.00% (18.28%)
			Yield (Discount Rate of Cash Flows)	0.81% - 2.78% (1.93%)

Asset-Backed Securities	4,727

	657	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.45% (1.45%)

Collateralized Mortgage Obligations	657

	235	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.69% (1.69%)

Commercial Mortgage-Backed Securities	235

Total	$5,619

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $635. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

JPMorgan SmartRetirement® Blend 2020 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$8,726	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (15.67%)
			Yield (Discount Rate of Cash Flows)	0.92% - 2.78% (2.07%)

Asset-Backed Securities	8,726

	2,957	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.26%)
			Yield (Discount Rate of Cash Flows)	1.14% - 1.45% (1.28%)

Collateralized Mortgage Obligations	2,957

	470	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.69% (1.69%)

Commercial Mortgage-Backed Securities	470

Total	$12,153

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $1,559. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2025 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$12,333	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 40.00% (15.49%)
			Yield (Discount Rate of Cash Flows)	0.92% - 2.78% (2.01%)

Asset-Backed Securities	12,333

	3,856	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.26%)
			Yield (Discount Rate of Cash Flows)	1.14% - 1.45% (1.29%)

Collateralized Mortgage Obligations	3,856

	590	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.69% (1.69%)

Commercial Mortgage-Backed Securities	590

Total	$16,779

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $2,260. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

JPMorgan SmartRetirement® Blend 2030 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at June 30, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$12,037	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 60.00% (18.27%)
			Yield (Discount Rate of Cash Flows)	0.81% - 2.78% (1.93%)

Asset-Backed Securities	12,037

	3,453	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.26%)
			Yield (Discount Rate of Cash Flows)	1.14% - 1.45% (1.29%)

Collateralized Mortgage Obligations	3,453

	525	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	1.69% (1.69%)

Commercial Mortgage-Backed Securities	525

Total	$16,015

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At June 30 2021, the value of these investments was $1,947. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month

146	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at June 30, 2021 are detailed on the SOIs.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JPMorgan SmartRetirement® Blend Income Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$49,095	$25,244	$16,627	$537	$15,158	$73,407	1,228	$1,677	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	8,022	9,820	6,776	(215)	3,631	14,482	151	263	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	14,077	3,106	287	3,893	15,151	168	100	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	10,331	—	—	815	11,146	165	25	—
JPMorgan Core Bond Fund Class R6 Shares (a)	81,613	7,640	89,702	7,518	(7,069)	—	—	432	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	25,164	16,255	39,961	(429)	(1,029)	—	—	615	846
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,239	10,669	603	(19)	119	14,405	1,787	374	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,145	10,771	653	(22)	133	14,374	1,788	300	—
JPMorgan Equity Index Fund Class R6 Shares (a)	71,171	38,955	67,746	9,926	18,403	70,709	1,082	1,443	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,999	3,270	223	(11)	465	9,500	1,060	300	—
JPMorgan High Yield Fund Class R6 Shares (a)	35,509	23,296	35,347	(507)	4,322	27,273	3,721	1,707	—
JPMorgan High Yield Research Enhanced ETF (a)	—	39,709	7,833	(33)	528	32,371	619	654	20
JPMorgan Income Fund Class R6 Shares (a)	9,038	10,095	286	(5)	629	19,471	2,037	566	14
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	36,925	22,836	4,682	47	1,924	57,050	5,248	1,131	—
JPMorgan Managed Income Fund Class L Shares (a)	448	4,977	3,551	(4)	(4)	1,866	186	26	1
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	70,445	31,531	40,781	625	493	62,313	6,326	1,234	97
JPMorgan U.S. Aggregate Bond ETF (a)	34,082	66,162	54,048	535	(694)	46,037	845	446	84
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(b)	21,682	525,031	506,958	—	—	39,755	39,755	19	—
JPMorgan U.S. Value Factor ETF (a)	—	38,663	1,155	39	1,046	38,593	1,066	144	—

Total	$457,577	$909,332	$880,038	$18,269	$42,763	$547,903		$11,456	$1,062

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021		Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$102,763	$58,448	$53,051	$1,583	$31,342	$141,085	2,360		$3,370	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	17,547	20,649	15,551	(976)	7,731	29,400	307		565	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	33,331	13,353	1,163	7,354	28,495	317		207	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	20,477	2,311	15	1,493	19,674	291		44	—
JPMorgan Core Bond Fund Class R6 Shares (a)	202,592	17,017	220,729	16,901	(15,781)	—	—		1,067	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	48,097	35,205	80,327	(1,008)	(1,967)	—	—		1,192	1,656
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,809	22,034	1,984	(79)	206	27,986	3,472		725	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,731	22,112	2,071	(85)	250	27,937	3,475		580	—
JPMorgan Equity Index Fund Class R6 Shares (a)	139,701	90,334	152,011	23,814	33,316	135,154	2,068		2,958	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,427	8,755	—	—	720	18,902	2,110		537	—
JPMorgan High Yield Fund Class R6 Shares (a)	67,798	49,800	74,053	(1,311)	8,631	50,865	6,939		3,269	—
JPMorgan High Yield Research Enhanced ETF (a)	—	77,510	17,597	(53)	996	60,856	1,163		1,275	39
JPMorgan Income Fund Class R6 Shares (a)	14,331	24,859	2,251	(29)	1,094	38,004	3,975		1,020	24
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	62,178	55,879	12,695	7	3,414	108,783	10,008		2,076	—
JPMorgan Managed Income Fund Class L Shares (a)	811	9,613	10,415	(4)	(4)	1	—	(b)	44	1
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	134,309	63,594	79,696	1,185	920	120,312	12,214		2,383	189
JPMorgan U.S. Aggregate Bond ETF (a)	18,643	129,868	74,166	(337)	66	74,074	1,360		449	156
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	45,432	1,068,060	1,044,605	—	—	68,887	68,887		35	—
JPMorgan U.S. Value Factor ETF (a)	—	73,195	2,254	83	2,061	73,085	2,018		282	—

Total	$879,169	$1,880,740	$1,859,120	$40,869	$81,842	$1,023,500			$22,078	$2,065

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2025 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$194,985	$138,298	$67,521	$1,375	$63,852	$330,989	5,538	$7,253	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	33,050	36,972	17,788	(984)	16,244	67,494	704	1,236	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	67,224	15,824	898	15,512	67,810	754	438	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	44,385	3,375	85	3,365	44,460	657	100	—
JPMorgan Core Bond Fund Class R6 Shares (a)	264,512	22,696	288,659	21,534	(20,083)	—	—	1,393	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	57,781	48,281	102,274	(1,421)	(2,367)	—	—	1,493	2,094
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,958	28,213	—	—	171	37,342	4,633	905	—

148	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2025 Fund (continued)

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	$65,897	$49,434	$35,236	$1,408	$28,005	$109,508	4,858	$1,665	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,868	28,289	—	—	227	37,384	4,650	720	—
JPMorgan Equity Index Fund Class R6 Shares (a)	258,960	172,482	212,084	19,371	90,466	329,195	5,037	5,806	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,437	11,316	—	—	742	21,495	2,399	586	—
JPMorgan High Yield Fund Class R6 Shares (a)	67,369	53,944	70,815	(1,307)	8,916	58,107	7,927	3,461	—
JPMorgan High Yield Research Enhanced ETF (a)	—	89,875	17,985	(82)	1,165	72,973	1,395	1,446	42
JPMorgan Income Fund Class R6 Shares (a)	12,702	34,773	3,309	(43)	1,072	45,195	4,728	1,045	22
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	28,979	38,833	—	—	1,768	69,580	6,401	1,164	—
JPMorgan Managed Income Fund Class L Shares (a)	818	6	—	—	(2)	822	82	5	—	(b)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	163,826	97,206	88,350	1,397	1,150	175,229	17,790	3,079	236
JPMorgan U.S. Aggregate Bond ETF (a)	5,294	195,462	70,427	(1,297)	1,014	130,046	2,388	534	180
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	32,927	1,334,368	1,299,583	—	—	67,712	67,712	36	—
JPMorgan U.S. Value Factor ETF (a)	—	109,292	—	—	3,214	112,506	3,107	431	—

Total	$1,214,363	$2,601,349	$2,293,230	$40,934	$214,431	$1,777,847		$32,796	$2,574

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2030 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$275,355	$196,276	$87,016	$1,730	$91,547	$477,892	7,996	$10,346	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	46,458	45,003	19,268	(253)	22,462	94,402	985	1,822	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	93,393	19,368	960	22,601	97,586	1,085	610	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	67,539	8,206	334	4,843	64,510	954	145	—
JPMorgan Core Bond Fund Class R6 Shares (a)	236,835	19,390	257,496	18,217	(16,946)	—	—	1,245	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	50,225	43,553	90,458	(1,262)	(2,058)	—	—	1,320	1,881
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,495	28,456	—	—	159	37,110	4,604	887	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	94,247	64,998	42,437	764	40,407	157,979	7,009	2,315	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	8,407	28,524	—	—	220	37,151	4,621	705	—
JPMorgan Equity Index Fund Class R6 Shares (a)	381,243	248,489	263,271	15,518	145,036	527,015	8,064	8,546	—
JPMorgan High Yield Fund Class R6 Shares (a)	64,344	56,151	74,250	(1,229)	8,633	53,649	7,319	3,327	—
JPMorgan High Yield Research Enhanced ETF (a)	—	88,379	19,367	(73)	1,128	70,067	1,339	1,414	42
JPMorgan Income Fund Class R6 Shares (a)	6,679	41,772	3,760	(48)	732	45,375	4,746	824	12

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2030 Fund (continued)

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Managed Income Fund Class L Shares (a)	$773	$5	$—	$—	$(2)	$776	77	$5	$—	(b)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	146,482	94,283	78,734	1,196	1,067	164,294	16,679	2,801	211
JPMorgan U.S. Aggregate Bond ETF (a)	6,073	164,438	44,861	(905)	846	125,591	2,306	467	148
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	36,711	1,398,694	1,372,803	—	—	62,602	62,602	37	—
JPMorgan U.S. Value Factor ETF (a)	—	125,354	—	—	3,649	129,003	3,563	494	—

Total	$1,362,327	$2,804,697	$2,381,295	$34,949	$324,324	$2,145,002		$37,310	$2,294

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2035 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$252,996	$240,278	$65,937	$1,211	$90,472	$519,020	8,684	$10,819	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	45,226	48,644	12,413	(325)	23,495	104,627	1,092	1,871	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	99,845	18,405	920	23,361	105,721	1,175	639	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	70,023	4,072	102	5,085	71,138	1,052	158	—
JPMorgan Core Bond Fund Class R6 Shares (a)	56,289	56,784	111,521	3,001	(4,553)	—	—	888	1,411
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	135,905	205,786	26,994	(512)	(2,342)	311,843	36,345	5,402	2,892
JPMorgan Corporate Bond Fund Class R6 Shares (a)	39,364	42,870	79,239	(1,380)	(1,615)	—	—	1,104	1,613
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,784	18,521	—	—	60	23,365	2,899	548	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	86,040	86,078	39,532	1,173	38,712	172,471	7,652	2,348	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,733	18,554	—	—	103	23,390	2,909	435	—
JPMorgan Equity Index Fund Class R6 Shares (a)	356,707	287,309	207,813	11,887	153,576	601,666	9,207	8,937	—
JPMorgan High Yield Fund Class R6 Shares (a)	40,108	62,061	67,800	(86)	5,911	40,194	5,483	2,657	—
JPMorgan High Yield Research Enhanced ETF (a)	—	73,273	17,609	(149)	458	55,973	1,070	930	—
JPMorgan Income Fund Class R6 Shares (a)	—	17,173	—	—	99	17,272	1,807	164	—
JPMorgan Managed Income Fund Class L Shares (a)	604	4	—	—	(1)	607	61	4	—	(b)
JPMorgan U.S. Aggregate Bond ETF (a)	4,689	66,159	4,440	(181)	(815)	65,412	1,201	381	31
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	30,143	1,004,503	991,731	—	—	42,915	42,915	20	—
JPMorgan U.S. Value Factor ETF (a)	—	116,817	—	—	3,261	120,078	3,316	444	—

Total	$1,057,588	$2,514,682	$1,647,506	$15,661	$335,267	$2,275,692		$37,749	$5,947

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

150	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2040 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$266,878	$228,866	$69,564	$1,455	$94,562	$522,197	8,737	$11,025	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	47,889	48,455	13,648	(366)	24,465	106,795	1,114	1,976	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	101,581	20,339	889	23,889	106,020	1,179	650	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	71,861	6,789	155	5,242	70,469	1,042	158	—
JPMorgan Core Bond Fund Class R6 Shares (a)	32,803	40,423	14,884	36	(1,574)	56,804	4,714	1,073	805
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	79,665	87,848	20,459	(191)	(1,017)	145,846	16,998	2,671	1,478
JPMorgan Corporate Bond Fund Class R6 Shares (a)	21,386	21,118	40,955	(671)	(878)	—	—	582	849
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,393	12,208	—	—	47	15,648	1,941	372	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	90,542	82,072	40,385	1,278	40,239	173,746	7,708	2,405	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,247	12,352	—	—	66	15,665	1,948	294	—
JPMorgan Equity Index Fund Class R6 Shares (a)	383,666	270,163	206,375	11,379	160,877	619,710	9,483	9,291	—
JPMorgan High Yield Fund Class R6 Shares (a)	31,180	48,783	57,223	223	4,372	27,335	3,729	2,050	—
JPMorgan High Yield Research Enhanced ETF (a)	—	61,496	15,466	(108)	387	46,309	885	771	—
JPMorgan Income Fund Class R6 Shares (a)	—	15,409	—	—	89	15,498	1,621	147	—
JPMorgan Managed Income Fund Class L Shares (a)	588	5,636	5,194	(10)	(2)	1,018	101	30	2
JPMorgan U.S. Aggregate Bond ETF (a)	4,370	53,075	—	—	(860)	56,585	1,039	334	29
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	39,297	901,565	900,785	—	—	40,077	40,077	17	—
JPMorgan U.S. Value Factor ETF (a)	—	104,668	—	—	2,900	107,568	2,971	399	—

Total	$1,004,904	$2,167,579	$1,412,066	$14,069	$352,804	$2,127,290		$34,245	$3,163

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2045 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$208,864	$214,550	$44,105	$643	$77,380	$457,332	7,652	$9,382	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	35,883	42,897	8,818	150	20,104	90,216	941	1,641	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	85,519	14,574	527	20,692	92,164	1,025	545	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	59,768	2,372	60	4,585	62,041	917	138	—
JPMorgan Core Bond Fund Class R6 Shares (a)	11,885	20,345	7,204	116	(630)	24,512	2,034	406	303
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	28,005	27,614	6,804	211	(482)	48,544	5,658	871	359
JPMorgan Corporate Bond Fund Class R6 Shares (a)	7,723	9,236	16,329	(313)	(317)	—	—	210	328

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2045 Fund (continued)

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$1,682	$5,976	$—	$—	$26	$7,684	953	$183	$—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	71,811	68,822	21,158	558	33,508	153,541	6,812	2,008	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,583	6,076	—	—	34	7,693	957	144	—
JPMorgan Equity Index Fund Class R6 Shares (a)	304,638	250,780	143,027	7,378	137,164	556,933	8,522	7,885	—
JPMorgan High Yield Fund Class R6 Shares (a)	17,244	33,941	39,331	402	2,342	14,598	1,992	1,208	—
JPMorgan High Yield Research Enhanced ETF (a)	—	40,543	11,470	(80)	250	29,243	559	496	—
JPMorgan Income Fund Class R6 Shares (a)	—	12,061	—	—	69	12,130	1,269	115	—
JPMorgan Managed Income Fund Class L Shares (a)	422	3	—	—	(1)	424	42	3	—	(b)
JPMorgan U.S. Aggregate Bond ETF (a)	4,397	2,717	5,678	(7)	(138)	1,291	24	56	22
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	24,895	683,248	676,425	—	—	31,718	31,718	14	—
JPMorgan U.S. Value Factor ETF (a)	—	83,020	—	—	2,278	85,298	2,356	316	—

Total	$719,032	$1,647,116	$997,295	$9,645	$296,864	$1,675,362		$25,621	$1,012

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2050 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$168,519	$155,591	$34,434	$572	$61,264	$351,512	5,881	$7,279	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	30,349	33,146	8,350	(196)	16,025	70,974	741	1,279	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	66,029	9,349	368	15,521	72,569	807	419	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	46,042	1,823	39	3,513	47,771	706	107	—
JPMorgan Core Bond Fund Class R6 Shares (a)	9,716	16,592	6,993	94	(497)	18,912	1,569	325	239
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,895	20,670	5,917	186	(381)	37,453	4,365	679	283
JPMorgan Corporate Bond Fund Class R6 Shares (a)	6,242	6,825	12,611	(200)	(256)	—	—	175	256
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,370	4,521	—	—	27	5,918	734	142	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	59,817	44,108	14,450	411	27,148	117,034	5,192	1,525	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,290	4,603	—	—	32	5,925	737	112	—
JPMorgan Equity Index Fund Class R6 Shares (a)	248,886	174,209	109,645	5,932	108,502	427,884	6,548	6,180	—
JPMorgan High Yield Fund Class R6 Shares (a)	14,017	25,398	30,390	329	1,869	11,223	1,531	962	—
JPMorgan High Yield Research Enhanced ETF (a)	—	31,234	8,739	(61)	194	22,628	433	383	—
JPMorgan Income Fund Class R6 Shares (a)	—	9,321	—	—	54	9,375	981	89	—

152	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Managed Income Fund Class L Shares (a)	$347	$6,622	$4,972	$—	(b)	$(4)	$1,993	199	$27	$1
JPMorgan U.S. Aggregate Bond ETF (a)	2,718	2,777	4,383	(32)		(84)	996	18	40	17
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	27,278	539,246	544,289	—		—	22,235	22,235	11	—
JPMorgan U.S. Value Factor ETF (a)	—	63,119	—	—		1,757	64,876	1,792	241	—

Total	$593,444	$1,250,053	$796,345	$7,442		$234,684	$1,289,278		$19,975	$796

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JPMorgan SmartRetirement® Blend 2055 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$95,796	$77,120		$20,464	$402	$33,602	$186,456	3,120	$3,872	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	16,040	16,847		4,183	(23)	8,460	37,141	388	673	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	35,810		6,811	261	8,400	37,660	419	223	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	31,206		7,684	196	1,533	25,251	373	57	—
JPMorgan Core Bond Fund Class R6 Shares (a)	5,309	8,006		3,041	44	(248)	10,070	836	168	127
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	12,510	11,011		3,489	111	(200)	19,943	2,324	368	150
JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,387	3,334		6,493	(89)	(139)	—	—	92	134
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	744	2,367		—	—	19	3,130	388	75	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	33,259	22,531		7,729	207	14,600	62,868	2,789	786	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	700	2,412		—	—	21	3,133	390	59	—
JPMorgan Equity Index Fund Class R6 Shares (a)	132,331	96,081		62,404	3,097	57,942	227,047	3,474	3,293	—
JPMorgan High Yield Fund Class R6 Shares (a)	7,683	13,567		15,684	174	1,032	6,772	924	526	—
JPMorgan High Yield Research Enhanced ETF (a)	—	15,719		4,563	(32)	95	11,219	214	192	—
JPMorgan Income Fund Class R6 Shares (a)	—	4,939		—	—	28	4,967	520	47	—
JPMorgan Managed Income Fund Class L Shares (a)	179	—	(b)	—	—	— (b)	179	18	1	—	(b)
JPMorgan U.S. Aggregate Bond ETF (a)	1,399	1,434		2,243	(17)	(43)	530	10	21	9
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	12,617	277,794		277,157	—	—	13,254	13,254	6	—
JPMorgan U.S. Value Factor ETF (a)	—	34,403		1,034	(12)	954	34,311	948	127	—	(b)

Total	$321,954	$654,581		$422,979	$4,319	$126,056	$683,931		$10,586	$420

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2060 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$19,870	$29,360	$4,051	$— (b)	$8,320	$53,499	895	$1,034	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	3,623	5,583	623	6	2,227	10,816	113	169	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	—	9,852	1,166	26	2,115	10,827	120	58	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	—	8,962	2,186	37	449	7,262	107	16	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,127	2,614	874	(6)	(46)	2,815	234	44	30
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,656	3,437	497	13	(35)	5,574	650	90	36
JPMorgan Corporate Bond Fund Class R6 Shares (a)	699	1,089	1,727	(32)	(29)	—	—	22	34
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	156	681	—	—	3	840	104	19	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,451	9,240	1,341	16	3,439	17,805	790	192	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	147	689	—	—	4	840	104	15	—
JPMorgan Equity Index Fund Class R6 Shares (a)	29,323	35,249	14,805	501	14,949	65,217	998	834	—
JPMorgan High Yield Fund Class R6 Shares (a)	1,645	3,501	3,680	42	235	1,743	238	124	—
JPMorgan High Yield Research Enhanced ETF (a)	—	4,288	964	(6)	29	3,347	64	54	—
JPMorgan Income Fund Class R6 Shares (a)	—	1,417	—	—	8	1,425	149	14	—
JPMorgan Managed Income Fund Class L Shares (a)	—	792	631	— (b)	— (b)	161	16	3	—	(b)
JPMorgan U.S. Aggregate Bond ETF (a)	374	306	517	(6)	(9)	148	3	5	2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	3,293	87,629	86,973	—	—	3,949	3,949	2	—
JPMorgan U.S. Value Factor ETF (a)	—	9,810	—	—	263	10,073	278	36	—	(b)

Total	$69,364	$214,499	$120,035	$591	$31,922	$196,341		$2,731	$102

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

154	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

F. Futures Contracts — The Funds used index and treasury futures contracts to manage and hedge interest rate risk and equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund		JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund		JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$21,814	$45,090	$100,487		$114,199		$96,420		$91,385		$68,635		$58,217		$28,533		$7,459
Average Notional Balance Short	2,391	4,512	14,011	(a)	15,534	(a)	11,793	(a)	11,150	(a)	7,526	(a)	6,157	(a)	3,708	(a)	703	(a)
Ending Notional Balance Long	21,881	43,181	114,052		129,733		116,058		106,995		83,354		64,013		34,548		9,672
Futures Contracts — Interest Rate:
Average Notional Balance Long	42,157	80,306	107,946		101,555		43,545	(b)	41,001	(b)	30,035	(b)	24,135	(b)	12,798	(b)	2,977	(b)
Average Notional Balance Short	18,192	35,226	50,687		57,919		60,226		54,434		41,734		32,711		17,407		4,468
Ending Notional Balance Long	21,055	41,978	56,147		46,877
Ending Notional Balance Short	33,637	65,747	98,617		118,597		139,884		123,274		98,391		75,970		40,241		11,114

(a)	For the period July 1, 2020 through October 30, 2020.
(b)	For the period July 1, 2020 through January 31, 2021.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$1	$2	$629	$769	$668	$605	$470	$386	$192	$54
Unrealized Depreciation on Futures Contracts*	(133)	(256)	(396)	(452)	(406)	(365)	(285)	(221)	(116)	(33)
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	52	79	139	116	—	—	—	—	—	—
Unrealized Depreciation on Futures Contracts*	(360)	(705)	(1,056)	(1,279)	(1,225)	(1,072)	(864)	(667)	(354)	(99)
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(440)	(880)	(684)	(846)	(963)	(832)	(679)	(502)	(278)	(78)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2021, by primary underlying risk exposure:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$7,425	$15,680	$33,649	$38,265	$32,361	$31,165	$22,789	$20,828	$10,323	$2,603
Interest Rate Risk Exposure:
Futures Contracts	(1,442)	(2,785)	(3,752)	(3,883)	(1,229)	(1,143)	(842)	(679)	(357)	(86)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(701)	(1,615)	(1,864)	(2,010)	(1,590)	(1,719)	(1,086)	(1,060)	(518)	(135)
Interest Rate Risk Exposure:
Futures Contracts	(435)	(837)	(1,126)	(1,316)	(1,153)	(1,014)	(808)	(619)	(333)	(96)

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

156	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class I		Class R2		Class R3		Class R4		Class R5	Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$1		$—	(a)	$—	(a)	$—	(a)	$1	$11	$13
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1	15	16
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	1		—	(a)	1		—	(a)	1	19	22
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	—	(a)	—	(a)	1		—	(a)	1	21	23
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1	19	20
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	1		—	(a)	—	(a)	—	(a)	1	18	20
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1	16	17
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	1		—	(a)	—	(a)	—	(a)	1	14	16
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1	11	12
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1	7	8

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Blend Income Fund	$—	$903	$(903)
JPMorgan SmartRetirement® Blend 2020 Fund	—	1,744	(1,744)
JPMorgan SmartRetirement® Blend 2025 Fund	—	2,205	(2,205)
JPMorgan SmartRetirement® Blend 2030 Fund	—	1,938	(1,938)
JPMorgan SmartRetirement® Blend 2035 Fund	—	2,471	(2,471)
JPMorgan SmartRetirement® Blend 2040 Fund	—	1,218	(1,218)
JPMorgan SmartRetirement® Blend 2045 Fund	—	367	(367)
JPMorgan SmartRetirement® Blend 2050 Fund	—	311	(311)

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement® Blend 2055 Fund	$—	$158	$(158)
JPMorgan SmartRetirement® Blend 2060 Fund	—	37	(37)

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

L. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.

Prior to November 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

158	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class I	Class R2		Class R3		Class R4		Class R5		Class R6
0.44%(1)	0.94	%(1)	0.69	%(1)	0.44	%(1)	0.29	%(1)	0.19	%(1)

(1)	Prior to November 1, 2020, the contractual expense limitations were 0.54%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement® Blend Income Fund	$1,174	$182	$2	$1,358	$418
JPMorgan SmartRetirement® Blend 2020 Fund	2,274	286	1	2,561	695
JPMorgan SmartRetirement® Blend 2025 Fund	3,253	392	3	3,648	595
JPMorgan SmartRetirement® Blend 2030 Fund	3,690	422	2	4,114	144
JPMorgan SmartRetirement® Blend 2035 Fund	3,131	370	2	3,503	423
JPMorgan SmartRetirement® Blend 2040 Fund	2,890	345	2	3,237	65
JPMorgan SmartRetirement® Blend 2045 Fund	2,001	277	1	2,279	15
JPMorgan SmartRetirement® Blend 2050 Fund	1,598	232	2	1,832	12
JPMorgan SmartRetirement® Blend 2055 Fund	909	162	1	1,072	9
JPMorgan SmartRetirement® Blend 2060 Fund	232	80	1	313	96

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$815,201	$664,540	$104,314	$64,530
JPMorgan SmartRetirement® Blend 2020 Fund	1,692,547	1,419,393	206,860	130,655
JPMorgan SmartRetirement® Blend 2025 Fund	2,367,753	1,763,734	283,123	160,873
JPMorgan SmartRetirement® Blend 2030 Fund	2,415,198	1,746,756	273,050	153,215
JPMorgan SmartRetirement® Blend 2035 Fund	1,642,437	820,586	76,364	47,223
JPMorgan SmartRetirement® Blend 2040 Fund	1,285,983	643,126	7,192	8,189
JPMorgan SmartRetirement® Blend 2045 Fund	981,128	431,533	5,539	6,263
JPMorgan SmartRetirement® Blend 2050 Fund	727,125	334,043	4,213	4,862
JPMorgan SmartRetirement® Blend 2055 Fund	382,864	191,923	2,418	2,423
JPMorgan SmartRetirement® Blend 2060 Fund	129,073	43,509	960	729

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$708,489	$62,538	$2,954	$59,584
JPMorgan SmartRetirement® Blend 2020 Fund	1,347,890	117,382	5,520	111,862
JPMorgan SmartRetirement® Blend 2025 Fund	2,068,605	253,223	7,165	246,058
JPMorgan SmartRetirement® Blend 2030 Fund	2,290,846	366,514	6,917	359,597
JPMorgan SmartRetirement® Blend 2035 Fund	2,019,856	370,863	3,536	367,327
JPMorgan SmartRetirement® Blend 2040 Fund	1,756,004	381,476	2,409	379,067
JPMorgan SmartRetirement® Blend 2045 Fund	1,360,770	321,929	1,241	320,688
JPMorgan SmartRetirement® Blend 2050 Fund	1,043,781	251,110	963	250,147
JPMorgan SmartRetirement® Blend 2055 Fund	552,680	134,283	510	133,773
JPMorgan SmartRetirement® Blend 2060 Fund	164,509	32,888	138	32,750

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$14,363	$15,542	$29,905
JPMorgan SmartRetirement® Blend 2020 Fund	27,919	29,235	57,154
JPMorgan SmartRetirement® Blend 2025 Fund	38,693	33,244	71,937
JPMorgan SmartRetirement® Blend 2030 Fund	41,859	22,445	64,304
JPMorgan SmartRetirement® Blend 2035 Fund	39,591	1,475	41,066
JPMorgan SmartRetirement® Blend 2040 Fund	33,972	—	33,972
JPMorgan SmartRetirement® Blend 2045 Fund	24,897	—	24,897
JPMorgan SmartRetirement® Blend 2050 Fund	19,445	—	19,445
JPMorgan SmartRetirement® Blend 2055 Fund	10,154	—	10,154
JPMorgan SmartRetirement® Blend 2060 Fund	2,647	17	2,664

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

160	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement® Blend Income Fund	$12,825	$—	$12,825
JPMorgan SmartRetirement® Blend 2020 Fund	24,911	1,099	26,010
JPMorgan SmartRetirement® Blend 2025 Fund	30,009	4,981	34,990
JPMorgan SmartRetirement® Blend 2030 Fund	29,844	6,664	36,508
JPMorgan SmartRetirement® Blend 2035 Fund	22,795	4,795	27,590
JPMorgan SmartRetirement® Blend 2040 Fund	19,503	4,656	24,159
JPMorgan SmartRetirement® Blend 2045 Fund	14,136	1,839	15,975
JPMorgan SmartRetirement® Blend 2050 Fund	10,838	1,915	12,753
JPMorgan SmartRetirement® Blend 2055 Fund	5,787	601	6,388
JPMorgan SmartRetirement® Blend 2060 Fund	1,107	77	1,184

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$3,949	$13,713	$58,974
JPMorgan SmartRetirement® Blend 2020 Fund	7,038	34,147	110,831
JPMorgan SmartRetirement® Blend 2025 Fund	19,578	34,340	246,024
JPMorgan SmartRetirement® Blend 2030 Fund	19,338	42,800	359,561
JPMorgan SmartRetirement® Blend 2035 Fund	21,165	41,563	367,287
JPMorgan SmartRetirement® Blend 2040 Fund	17,904	40,472	379,032
JPMorgan SmartRetirement® Blend 2045 Fund	14,296	25,634	320,663
JPMorgan SmartRetirement® Blend 2050 Fund	8,325	23,315	250,120
JPMorgan SmartRetirement® Blend 2055 Fund	6,157	11,549	133,764
JPMorgan SmartRetirement® Blend 2060 Fund	1,382	2,714	32,746

The cumulative timing differences primarily consist of mark to market of futures contracts, specified late year ordinary loss deferrals, straddle loss deferrals and wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement® Blend Income Fund	$55
JPMorgan SmartRetirement® Blend 2020 Fund	122
JPMorgan SmartRetirement® Blend 2025 Fund	155
JPMorgan SmartRetirement® Blend 2030 Fund	123
JPMorgan SmartRetirement® Blend 2035 Fund	156
JPMorgan SmartRetirement® Blend 2040 Fund	175
JPMorgan SmartRetirement® Blend 2045 Fund	138
JPMorgan SmartRetirement® Blend 2050 Fund	83
JPMorgan SmartRetirement® Blend 2055 Fund	36
JPMorgan SmartRetirement® Blend 2060 Fund	13

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	3	61.2%
JPMorgan SmartRetirement® Blend 2020 Fund	2	57.2
JPMorgan SmartRetirement® Blend 2025 Fund	2	56.0
JPMorgan SmartRetirement® Blend 2030 Fund	2	55.2
JPMorgan SmartRetirement® Blend 2035 Fund	2	59.2
JPMorgan SmartRetirement® Blend 2040 Fund	2	60.2
JPMorgan SmartRetirement® Blend 2045 Fund	2	61.0
JPMorgan SmartRetirement® Blend 2050 Fund	2	59.0
JPMorgan SmartRetirement® Blend 2055 Fund	2	55.6
JPMorgan SmartRetirement® Blend 2060 Fund	2	50.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

162	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

As of June 30, 2021, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:

% of Net Assets
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	97.3%
JPMorgan BetaBuilders International Equity ETF	89.1
JPMorgan U.S. Value Factor ETF	70.7
JPMorgan Equity Index Fund	53.6
JPMorgan U.S. Aggregate Bond ETF	45.1
JPMorgan BetaBuilders MSCI U.S. REIT ETF	42.8
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	37.8
JPMorgan Emerging Markets Strategic Debt Fund	26.4
JPMorgan Emerging Markets Research Enhanced Equity Fund	25.0
JPMorgan High Yield Research Enhanced ETF	24.9
JPMorgan Inflation Managed Bond Fund	16.7
JPMorgan Emerging Markets Debt Fund	14.0

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

164	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund, JPMorgan SmartRetirement® Blend 2035 Fund, JPMorgan SmartRetirement® Blend 2040 Fund, JPMorgan SmartRetirement® Blend 2045 Fund, JPMorgan SmartRetirement® Blend 2050 Fund, JPMorgan SmartRetirement® Blend 2055 Fund and JPMorgan SmartRetirement® Blend 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund, JPMorgan SmartRetirement® Blend 2035 Fund, JPMorgan SmartRetirement® Blend 2040 Fund, JPMorgan SmartRetirement® Blend 2045 Fund, JPMorgan SmartRetirement® Blend 2050 Fund, JPMorgan SmartRetirement® Blend 2055 Fund and JPMorgan SmartRetirement® Blend 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations for the year ended June 30, 2021, the statements of changes in net assets for each of the two years in the period ended June 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	165

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

166	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	167

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

168	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	169

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$1,040.70	$1.37	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,038.10	3.84	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76
Class R3
Actual	1,000.00	1,038.90	2.63	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,040.50	1.32	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R5
Actual	1,000.00	1,041.50	0.61	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,042.00	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	1,041.00	1.37	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,038.50	3.89	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77

170	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,039.80	$2.63	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,041.00	1.32	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R5
Actual	1,000.00	1,041.80	0.61	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,042.40	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	1,059.80	1.48	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class R2
Actual	1,000.00	1,057.60	3.98	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	1,058.20	2.70	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	1,059.70	1.43	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	1,060.60	0.72	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Class R6
Actual	1,000.00	1,061.10	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	1,000.00	1,075.80	1.60	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R2
Actual	1,000.00	1,073.20	4.11	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	1,074.70	2.88	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R4
Actual	1,000.00	1,075.70	1.54	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R5
Actual	1,000.00	1,077.00	0.82	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class R6
Actual	1,000.00	1,077.10	0.31	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	$1,000.00	$1,094.00	$1.45	0.28%
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R2
Actual	1,000.00	1,091.50	4.04	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R3
Actual	1,000.00	1,092.80	2.75	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R4
Actual	1,000.00	1,093.80	1.45	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class R5
Actual	1,000.00	1,094.70	0.68	0.13
Hypothetical	1,000.00	1,024.15	0.65	0.13
Class R6
Actual	1,000.00	1,095.60	0.16	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	1,106.80	1.57	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R2
Actual	1,000.00	1,104.20	4.17	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R3
Actual	1,000.00	1,105.40	2.87	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R4
Actual	1,000.00	1,106.70	1.57	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class R5
Actual	1,000.00	1,107.60	0.78	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Class R6
Actual	1,000.00	1,108.10	0.26	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05

JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	1,118.90	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,116.50	4.30	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,117.80	2.99	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,119.20	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,120.00	0.89	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,120.50	0.37	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

172	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	$1,000.00	$1,119.30	$1.68	0.32%
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,116.60	4.30	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,117.80	2.99	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,119.40	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,120.20	0.89	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,120.70	0.37	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	1,119.50	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,116.50	4.30	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,118.10	2.99	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,119.50	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,120.30	0.89	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Class R6
Actual	1,000.00	1,120.80	0.37	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	1,119.00	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R2
Actual	1,000.00	1,116.10	4.30	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R3
Actual	1,000.00	1,117.60	2.99	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class R4
Actual	1,000.00	1,119.50	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R5
Actual	1,000.00	1,120.00	0.89	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R6
Actual	$1,000.00	$1,120.50	$0.37	0.07%
Hypothetical	1,000.00	1,024.45	0.35	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

174	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	175

Tax Letter

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan SmartRetirement® Blend Income Fund	10.84%
JPMorgan SmartRetirement® Blend 2020 Fund	11.51
JPMorgan SmartRetirement® Blend 2025 Fund	16.43
JPMorgan SmartRetirement® Blend 2030 Fund	22.46
JPMorgan SmartRetirement® Blend 2035 Fund	25.59
JPMorgan SmartRetirement® Blend 2040 Fund	31.68
JPMorgan SmartRetirement® Blend 2045 Fund	36.49
JPMorgan SmartRetirement® Blend 2050 Fund	36.76
JPMorgan SmartRetirement® Blend 2055 Fund	37.78
JPMorgan SmartRetirement® Blend 2060 Fund	36.20

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement® Blend Income Fund	$15,542
JPMorgan SmartRetirement® Blend 2020 Fund	29,235
JPMorgan SmartRetirement® Blend 2025 Fund	33,244
JPMorgan SmartRetirement® Blend 2030 Fund	22,445
JPMorgan SmartRetirement® Blend 2035 Fund	1,475
JPMorgan SmartRetirement® Blend 2060 Fund	17

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan SmartRetirement® Blend Income Fund	$3,463
JPMorgan SmartRetirement® Blend 2020 Fund	7,002
JPMorgan SmartRetirement® Blend 2025 Fund	14,376
JPMorgan SmartRetirement® Blend 2030 Fund	20,422
JPMorgan SmartRetirement® Blend 2035 Fund	23,436
JPMorgan SmartRetirement® Blend 2040 Fund	24,631
JPMorgan SmartRetirement® Blend 2045 Fund	20,494
JPMorgan SmartRetirement® Blend 2050 Fund	15,939
JPMorgan SmartRetirement® Blend 2055 Fund	8,652
JPMorgan SmartRetirement® Blend 2060 Fund	2,194

176	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-SRB-621

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2021 – $1,127,649

2020 – $1,217,878

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2021 – $197,336

2020 – $219,260

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2021 – $410,943

2020 – $480,226

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2021 – Not applicable

2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%

2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 – $30.6 million

2019 – $25.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2021